UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2007

Date of reporting period: January 1, 2007— December 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Annual report for
Putnam Variable Trust

FOR THE 12 MONTHS ENDED DECEMBER 31, 2007

Putnam Investments is pleased to provide this annual report for shareholders of Putnam Variable Trust, a variable annuity investment offering you access to 28 subaccounts and a wide range of investment choices. Putnam Variable Trust funds are the underlying investments for the Hartford Capital Manager subaccounts.

Putnam Investments celebrated its 70th anniversary in November 2007. From modest beginnings in Boston, Massachusetts, the firm has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

While you are in the accumulation phase of your variable annuity or variable life account, all income, earnings and capital gains on your assets are able to grow tax deferred, allowing you to keep all of your money at work for the entire time, paying taxes only as assets are withdrawn. Taxes are due upon withdrawal and withdrawals prior to age 59 1/2 may be subject to an additional 10% tax. Another benefit the annuity may provide is the opportunity for a stream of retirement income that you cannot outlive. It will also protect assets for you and your beneficiaries and provides the ability to avoid the cost, delay, and publicity of probate.

The following report from your fund’s managers provides an overview of the investment environment in the world’s major securities markets during the trust’s fiscal year. The tables that follow the overview show the performance of each fund for the period, as well as restated performance over longer periods. While such long-term performance can never be taken as a guarantee of future results, it can serve as a general indication of how a subaccount may perform over time. However, it is always a good idea to consult your financial advisor before making changes in your long-term investment program in response to short-term market actions.

Report from Putnam Management

While the year 2007 represented a bumpy ride for investors, most global investment markets ended the period in positive territory. This was in spite of a succession of headlines that prompted bursts of volatility — most notably, news of billions of dollars in write-downs by banks and brokerage firms stemming from defaults in subprime mortgages. The Federal Reserve (the Fed) and other major central banks took several actions during the year to inject liquidity into the global financial system. On three occasions in the second half of the year, the Fed reduced short-term interest rates, seeking to ease the worldwide “credit crunch” spurred by mortgage-related losses.

As the year drew to a close, the debate concerning the probability of a U.S. recession in 2008 was reaching fever pitch. The Conference Board’s U.S. leading index returned to negative territory, sinking close to levels last seen during the 2001 recession. Other simple indicators based upon yield curve slopes and credit spreads, which have historically proven reliable in forecasting recessions, now suggest that the economy is likely to contract in 2008. The housing slump had not shown any signs of improvement as 2008 began.

Putnam Management believes that policy makers will make it a priority to introduce measures designed to restore a smoothly functioning credit market, and that the consequences of such measures should be factored into investment decisions. To this end, further rate cuts by the Fed (and other central banks worldwide) are expected, as well as more targeted action directed at the credit sector and at distressed homeowners. Going forward, Putnam Management believes prudence requires a conservative investment stance in response to the threat of recession. Therefore, Putnam Management plans to de-emphasize equities in general and, in particular, small-capitalization stocks and credit-sensitive bonds. In the search for opportunities that may have a tailwind in their favor, U.S. large-cap stocks currently appear unusually attractive relative to other equity categories. In recent years, this asset class has been somewhat overlooked by global investors, and Putnam Management believes it may now be poised to assert market leadership. The weak dollar is generally an advantage for U.S. multinationals and also for growth stocks relative to value stocks.

EQUITIES

► United States The U.S. stock market performed well during the first half of 2007, benefiting from strong global growth, healthy corporate earnings and positive sentiment regarding interest rates and inflation. However, subprime mortgage and related financial problems reached crisis proportions in the second half of the year, diminishing much of the appreciation. Beginning in mid-summer, a major “credit crunch” emerged in the financial system: Initially, losses from non-performing mortgages caused the liquidation of two large Wall Street hedge funds. Eventually, writedowns of billions of dollars by banks and brokerage firms spurred significantly tighter credit conditions and raised fears that the weakened housing market would spark a severe downturn in the U.S. economy. Whether or not a recession occurs, Putnam Management continues to believe that large-cap and growth-oriented companies have the potential to perform well. At this stage of the economic cycle, which is characterized by slower earnings growth, larger and more diversified companies have, historically, outperformed.

► International Most international markets began 2007 on a positive path. As the year unfolded, however, concern grew over possible spillover effects from rising U.S. subprime mortgage foreclosures and the slowing U.S. economy. World economic growth remained relatively strong, with growth rates for developing countries far outpacing those of more developed economies. Economic data from around the world continue to indicate a global economy that is becoming less reliant on U.S. growth. Accordingly, Putnam Management expects global economic growth to continue, led by emerging economies. Their rapid expansion could continue to increase demand for commodities, helping resource-producing markets such as Australia and Canada. Conversely, continental European markets may face some challenges in 2008. Expensively valued stocks, intensifying financial sector travails, and the strength of the euro could make it difficult for European companies to expand profits at a rate competitive with the rest of the world. The Japanese stock market, while among the world’s most inexpensive, seems relatively risky, as Japan flirts once again with deflation and recession.

FIXED INCOME

► United States For the past several years, the U.S. bond market enjoyed favorable conditions. But in July 2007, news that two large hedge funds had become insolvent because of their subprime mortgage exposure provoked a sharp and sudden re-evaluation of credit quality by investors and money managers. This had the effect of stifling liquidity throughout the fixed-income markets. Areas that were negatively affected included mortgage-backed securities, the leveraged buyout

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Report from Putnam Management (Continued)

(LBO) market, commercial paper, and the bank-loan market. After some false starts, the Fed managed to improve liquidity through such measures as the introduction of a temporary “term auction facility” and several interest rate cuts. However, inflationary concerns, financial market tremors, and diverging monetary policies have soured the outlook for 2008. Revived recessionary fears have prompted bond markets to anticipate more Fed rate cuts. Given the prolonged flight to quality that followed the subprime debacle, Putnam Management believes that Treasuries are currently overpriced. Team members anticipate a relatively steep yield curve over the coming months, believing that anticipated Fed rate cuts will reduce short-term rates and inflationary pressures are likely to lift long-term rates.

► International For 2007, global bonds performed solidly, but pressures on global growth have increased following the subprime mortgage crisis. The subsequent liquidity crisis for European banks was a particular problem for global bonds, though rate reductions by the Fed and the Bank of England helped to ease liquidity concerns. Putnam Management believes European bond issues have the potential to outperform their U.S. counterparts in 2008. As global growth prospects soften and a strong euro helps to constrain eurozone inflation, the likelihood of ECB (European Central Bank) rate hikes has receded. Meanwhile, European bonds now sport handsome yield premiums over their U.S. counterparts. However, the direction of the Japanese bond market is uncertain. Lastly, Putnam Management’s current outlook for emerging market bonds is cautious, as strong fundamentals from spiking commodity prices are being offset by rising prices.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change. Past performance is not a guarantee of future results. Indexes mentioned are used as broad measures of market performance. It is not possible to invest directly in an index.

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PERFORMANCE SUMMARY

Total return at net asset value (as of 12/31/07)
			5 years		10 years			Life
Putnam VT — Class IA shares	Inception Date	1 year	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized

American Government Income Fund	2/1/00	8.63%	19.78%	3.68%	—	—	56.33%	5.81%
Capital Appreciation Fund	9/29/00	-6.73	63.41	10.32	—	—	-0.49	-0.07
Capital Opportunities Fund	5/1/03	–9.29	—	—	—	—	78.63	13.24
Discovery Growth Fund	9/29/00	10.68	88.98	13.58	—	—	–33.48	–5.46
Diversified Income Fund	9/15/93	4.31	51.36	8.64	67.64	5.30	128.59	5.95
Equity Income Fund	5/1/03	3.46	—	—	—	—	77.66	13.11
The George Putnam Fund of Boston	4/30/98	1.14	50.60	8.53	—	—	57.39	4.80
Global Asset Allocation Fund	2/1/88	3.16	66.68	10.76	61.63	4.92	401.90	8.44
Global Equity Fund	5/1/90	9.37	117.48	16.81	79.31	6.01	289.22	8.00
Growth and Income Fund	2/1/88	–5.80	64.22	10.43	58.63	4.72	629.88	10.50
Growth Opportunities Fund	2/1/00	5.82	51.33	8.64	—	—	–43.25	–6.91
Health Sciences Fund	4/30/98	–0.36	48.57	8.24	—	—	39.63	3.51
High Yield Fund	2/1/88	3.17	65.99	10.67	56.78	4.60	360.55	7.97
Income Fund	2/1/88	5.45	24.34	4.45	65.48	5.17	279.26	6.92
International Equity Fund	1/2/97	8.61	135.02	18.64	165.31	10.25	208.09	10.78
International Growth and Income Fund	1/2/97	7.29	162.80	21.32	152.90	9.72	202.05	10.58
International New Opportunities Fund	1/2/97	13.52	158.47	20.92	130.41	8.71	130.17	7.88
Investors Fund	4/30/98	–4.90	70.42	11.25	—	—	21.36	2.02
Mid Cap Value Fund	5/1/03	1.98	—	—	—	—	97.94	15.76
Money Market Fund	2/1/88	5.05	14.89	2.81	41.77	3.55	140.91	4.51
New Opportunities Fund	5/2/94	6.02	86.77	13.31	41.89	3.56	202.12	8.43
New Value Fund	1/2/97	–4.62	81.08	12.61	107.05	7.55	143.50	8.43
OTC & Emerging Growth Fund	4/30/98	12.87	103.67	15.29	—	—	–15.66	–1.75
Research Fund	9/30/98	0.83	60.51	9.93	—	—	52.38	4.66
Small Cap Value Fund	4/30/99	–12.44	109.77	15.97	—	—	162.45	11.78
Utilities Growth and Income Fund	5/4/92	20.25	154.06	20.50	102.38	7.30	340.98	9.94
Vista Fund	1/2/97	4.08	96.34	14.45	59.69	4.79	96.76	6.35
Voyager Fund	2/1/88	5.79	56.18	9.33	47.14	3.94	664.11	10.75

During portions of the periods shown, all funds limited expenses, without which returns would have been lower.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. For more recent performance, contact your variable annuity provider who can provide you with performance information that reflects the charges and expenses at your contract level.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

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PERFORMANCE SUMMARY

Total return at net asset value (as of 12/31/07)
			5 years		10 years			Life
Putnam VT — Class IB shares	Inception Date	1 year	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized

American Government Income Fund	2/1/00	8.36%	18.19%	3.40%	—	—	53.52%	5.56%
Capital Appreciation Fund	9/29/00	-6.95	61.39	10.05	—	—	-2.25	-0.31
Capital Opportunities Fund	5/1/03	-9.55	—	—	—	—	76.49	12.95
Discovery Growth Fund	9/29/00	10.32	86.59	13.29	—	—	–34.69	–5.70
Diversified Income Fund	4/6/98	4.13	49.35	8.35	63.90	5.06	121.93	5.74
Equity Income Fund	5/1/03	3.19	—	—	—	—	75.61	12.82
The George Putnam Fund of Boston	4/30/98	0.95	48.82	8.28	—	—	54.41	4.60
Global Asset Allocation Fund	4/30/98	2.94	65.28	10.57	59.59	4.79	388.48	8.29
Global Equity Fund	4/30/98	9.02	114.68	16.51	75.37	5.78	276.33	7.79
Growth and Income Fund	4/6/98	–6.04	62.21	10.16	55.30	4.50	604.20	10.30
Growth Opportunities Fund	2/1/00	5.60	49.41	8.36	—	—	–44.27	–7.12
Health Sciences Fund	4/30/98	–0.67	46.58	7.95	—	—	36.79	3.29
High Yield Fund	4/30/98	2.79	63.84	10.38	53.53	4.38	344.62	7.78
Income Fund	4/30/98	5.22	22.77	4.19	62.12	4.95	266.32	6.74
International Equity Fund	4/30/98	8.37	132.14	18.35	159.79	10.02	201.34	10.55
International Growth and Income Fund	4/6/98	7.01	159.05	20.97	147.96	9.51	195.56	10.36
International New Opportunities Fund	4/30/98	13.21	155.19	20.61	125.80	8.49	125.12	7.66
Investors Fund	4/30/98	–5.17	68.36	10.98	—	—	18.82	1.80
Mid Cap Value Fund	5/1/03	1.69	—	—	—	—	95.68	15.47
Money Market Fund	4/30/98	4.79	13.46	2.56	38.79	3.33	136.69	4.42
New Opportunities Fund	4/30/98	5.74	84.47	13.03	38.83	3.34	193.96	8.21
New Value Fund	4/30/98	–4.89	78.67	12.31	102.74	7.32	138.15	8.21
OTC & Emerging Growth Fund	4/30/98	12.69	101.23	15.01	—	—	–17.29	–1.94
Research Fund	9/30/98	0.56	58.45	9.64	—	—	49.25	4.42
Small Cap Value Fund	4/30/99	–12.67	107.07	15.67	—	—	157.17	11.51
Utilities Growth and Income Fund	4/30/98	19.94	151.10	20.22	98.26	7.08	328.32	9.73
Vista Fund	4/30/98	3.81	93.90	14.16	56.45	4.58	92.54	6.14
Voyager Fund	4/30/98	5.52	54.27	9.06	44.04	3.72	637.30	10.55

During portions of the periods shown, all funds limited expenses, without which returns would have been lower.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance information that reflects the charges and expenses at your contract level.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although Putnam VT Money Market Fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

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Putnam VT American Government Income Fund

INVESTMENT OBJECTIVE
High current income with preservation of capital as its secondary objective

PORTFOLIO
U.S. Treasury securities, government agency mortgage-backed securities and high-quality private mortgage-backed and asset-backed securities

NET ASSET VALUE	December 31, 2007
Class IA	$11.73
Class IB	$11.69

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader. Daniel Choquette and Michael Salm are the Portfolio Members. During the year ended December 31, 2007, Portfolio Leader Kevin Cronin left the management team, Rob Bloemker became Portfolio Leader, and Michael Salm joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

CREDIT QUALITY
Aaa	99.13%	Ba	—%
Aa	—%	B	—%
A	—%	Other	0.87%
Baa	—%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

During the first half of 2007, fixed-income markets benefited from stable to declining interest rates and subdued volatility. However, during the summer months, the subprime mortgage crisis and the housing slump led spreads (i.e., differences in yield) between high- and low-quality bonds to widen and also contributed to a steeper yield curve, with a greater difference in yield between short-term and long-term bonds. To help restore investor confidence, the Fed reduced short-term interest rates, steepening the yield curve further. Putnam VT American Government Income Fund had been positioned to benefit from this changing environment. Consequently, the fund’s class IA shares delivered solid performance, returning 8.63% at net asset value for 12-month period ended December 31, 2007.

For much of the first half of 2007, fund strategy emphasized term structure over security selection, reflecting the management team’s economic outlook and their expectations for the shape of the yield curve. This meant that the fund was positioned defensively with its duration, a measure of interest-rate sensitivity, more conservative (i.e., shorter) than usual. When the markets became quite volatile in July and August, and the yield curve steepened as the markets absorbed bad news, this portfolio composition proved advantageous. During the second half of the year, when interest rates fell, and bond prices increased, the team adjusted holdings to reflect a longer, or more aggressive duration. From this point on, selection decisions drove performance. Having managed conservatively through a volatile period, the team was in a good position to take advantage of pricing inefficiencies and bought high-quality securities believed to have been unfairly tarnished in the correction.

Management also achieved lower volatility by reducing exposure to mortgage-related securities in the early part of the year and purchasing options contracts that would increase in value if yield curve volatility increased — which it did in June. In addition to limiting the fund’s exposure to the mortgage sector, the team added value with its security selection within that sector through coupon, maturity, and agency rotation. Fannie Maes and Ginnie Maes were emphasized over Freddie Macs, longer-maturity (30-year) over shorter-maturity (15-year) securities, and older, more seasoned securities with high coupons over newer issues.

As 2008 began, markets were characterized by uncertainty surrounding the future direction of inflation and economic growth. The team expected to keep duration neutral to slightly defensive to reduce the impact of anticipated market volatility. Risk premiums in all sectors will be closely monitored as the team works to increase the fund’s exposure to undervalued securities. As always, team members are committed to pursuing higher income opportunities while remaining mindful of capital preservation.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

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Putnam VT Capital Appreciation Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks selected on the basis of their underlying worth, without a style bias toward either growth or value

NET ASSET VALUE	December 31, 2007
Class IA	$8.27
Class IB	$8.19

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core and U.S. Small-and Mid-Cap Core teams. James Wiess is the Portfolio Leader. Richard Cervone, and Joseph Joseph are the Portfolio Members. During the year ended December 31, 2007, there were no changes in the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

After advancing briskly during the first six months of 2007, stocks retreated modestly in the latter half of the period amid mounting market volatility. Initially, investor concerns focused on the rising number of subprime mortgage foreclosures. However, market volatility rose as investors saw subprime concerns spreading to the credit markets and feared they might soon slow the overall economy. Putnam Capital Appreciation Fund could not escape the negative impact of these challenges; positive results from the fund’s energy, health care, and technology holdings were insufficient to offset significant declines among financial holdings. For the 12 months ended December 31, 2007, the fund’s class IA shares returned –6.73% at net asset value.

Throughout the year, management maintained its disciplined focus on companies believed to have the potential to appreciate over the long term. Regardless of how the economy or markets are behaving, the team takes a bottom-up approach to building the fund’s portfolio. In general, this means seeking out companies whose stocks appear to be mispriced by the market — in other words, companies the team believes are worth more than their current stock prices indicate. This includes stocks in the financial sector, many of which management believes have been punished too severely, given their competitive positions and long-term growth opportunities.

As noted, the rise in mortgage foreclosures took its biggest toll on stocks in the financial sector, particularly mortgage-related companies. Within the fund’s portfolio, the stocks of mortgage insurers Radian Group, The PMI Group, and MGIC Investment Corporation were among the top detractors from returns. These companies provide insurance to cover residential first-mortgage loans and expand home ownership opportunities by enabling people to purchase homes with down payments of less than 20%. Mortgage lender Countrywide Financial and credit card provider Capital One Financial also detracted from returns. Despite the dramatic declines in their prices in recent months, these stocks remained in the portfolio at year-end.

Holdings that contributed positively to performance included the stock of oil, gas, and chemical company Occidental Petroleum and global energy company Hess Corporation. Both companies benefited from strong growth and surging oil prices. Pharmacy benefit managers Express Scripts and Medco Health Solutions, HMO Aetna and Apple, maker of Macintosh computers and the iPod digital media players, were also key contributors.

Despite the period’s disappointing returns, management believes that investors’ long-term goals remain best served by the team’s focus on the long-term potential of individual companies rather than short-term market or economic developments. This bottom-up approach often identifies opportunities in particular market sectors or industry groups, such as those currently available among financial companies. Of course, the investment process also includes risk models and other tools used to limit exposure to single stocks, sectors, or areas of vulnerability.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

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Putnam VT Capital Opportunities Fund

INVESTMENT OBJECTIVE
Long-term growth of capital

PORTFOLIO
Common stocks of small and midsize companies, selected on the basis of management’s perception of their underlying worth, without a style bias toward either growth or value

NET ASSET VALUE	December 31, 2007
Class IA	$14.50
Class IB	$14.38

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Randy Farina, John Ferry, Gerald Moore and Franz Valencia are the Portfolio Members. During the year ended December 31, 2007, Randy Farina joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

After advancing briskly during the first six months of 2007, stocks retreated amid mounting market volatility in the latter half of the period. While initial concerns focused on rising sub-prime mortgage foreclosures, volatility rose as investors saw credit concerns spreading outside the hard-hit financial sector and feared the potential impact on the overall economy. Putnam VT Capital Opportunities Fund’s performance reflects this difficult environment. Unfavorable stock selection in the capital goods and health-care sectors and negative returns from financial holdings contributed to the fund’s negative return, as did a market environment that favored growth stocks over the attractively valued stocks that make up the fund’s portfolio. For the 12 months ended December 31, 2007, the fund’s class IA shares returned –9.29% at net asset value.

Throughout this challenging period, management maintained its disciplined strategy of targeting companies it believes have sound business models, strong competitive positions, and steadily growing cash flows. In selecting stocks for the portfolio, team members look for situations where short-term factors have caused a stock to become undervalued.

During 2007, the team increased the portfolio’s allocation to industrial and health-care stocks. This move was beneficial, as holdings in both sectors contributed positively to returns. The steel and iron industry provided the fund with some of its top contributors for the year including Steel Dynamics, Cleveland Cliffs, and Quanex Corporation. The team took profits on these positions after they appreciated substantially.

In addition, the fund benefited from positions in Hyperion Solutions, a software company acquired by Oracle Corporation in April; Overseas Shipholding Group, which specializes in global oil transport; crane builder Manitowoc Company, which has seen increased demand for its products in China and the Middle East; and Tenneco, which designs and manufactures emission-control systems for the automotive industry.

Among the largest detractors from performance for 2007 were mortgage insurers Radian Group and Triad Guaranty and bankers FirstFed Financial and Corus Bankshares. All four declined as a result of difficulties in the housing market and growth in the proportion of nonperforming loans. The team eliminated the Triad Guaranty position. The other positions have been reduced but remain in the portfolio as management believes they have the potential to recover.

Other detractors included bedmaker Select Comfort, whose sales were affected by the housing slowdown; data-management vendor Acxiom, whose shares fell after a potential buyer withdrew; and ExpressJet, which has faced difficulties in launching an independent, branded airline during a period of uncertainty and rising fuel costs.

Going forward, the team will continue to focus on the performance of individual holdings rather than attempting to forecast short-term economic or market developments. Management continues to see potential for appreciation among current holdings and believes that investors’ long-term interests can be served best by an emphasis on attractively valued stocks from high quality, well-managed companies.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

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Putnam VT Discovery Growth Fund

INVESTMENT OBJECTIVE
Long-term growth of capital

PORTFOLIO
Stocks of small, midsize, and large companies that management believes offer above-average growth potential

NET ASSET VALUE	December 31, 2007
Class IA	$6.06
Class IB	$5.94

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Growth and Small and Emerging Growth teams. Richard Weed is the Portfolio Leader. During the year ended December 31, 2007, Robert Ginsberg and Raymond Haddad were the Portfolio Members. However, Robert Ginsberg left the management team shortly after the end of the period. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Subprime mortgage and related financial problems reached crisis proportions during the second half of 2007 and diminished much of the strong price appreciation the stock market had registered during the first half. Not surprisingly, financial firms endured particularly sharp losses for the 12-month period, and holdings of large-cap companies with exposure to this sector constituted by far the largest detractors from the fund’s returns. However, superior stock selection in other areas of the market helped offset the negative impact of financial-sector holdings. For the 12 months ended December 31, 2007, the fund’s class IA shares returned 10.68% at net asset value.

Holdings from the industrials, energy, and technology sectors aided performance. Engineering construction firm Foster Wheeler continued its strong contribution to returns, as the company provided design and construction services for power generation and refinery projects in the Far East and the Middle East. Suntech Power’s ready access to the silicon required for the manufacture of solar energy cells and modules, as well as integral parts of popular electronic devices such as the iPod, underpinned the healthy appreciation of its share price. Apple Computer’s share price rose based on strong sales of its iPhone, various iterations of the iPod, and its Macintosh computers. Despite widespread declines among financial-sector stocks, a few holdings from this sector were productive for the fund. These included Intercontinental Exchange, whose electronic trading platform primarily facilitates energy deals, and NASDAQ, whose shares posted gains as the electronic exchange continued to appropriate NYSE listings.

As noted earlier, financial-sector stocks with subprime mortgage exposure were the greatest detractors from fund performance, followed by consumer cyclical holdings. The team eliminated holdings in mortgage provider Countrywide Financial and investment bank Bear Stearns (hurt by the collapse of its hedge funds), while holdings in insurer AIG and credit card issuer Capital One Financial were maintained based on compelling valuations. Fund management also liquidated business credit card issuer Advanta, whose share price decline was exacerbated by the financial crisis (despite the company’s lack of exposure to subprime mortgages) as it narrowly missed earnings projections. Consumer cyclical holding NutriSystem, Inc., an online weight-loss planner, also undershot its earnings forecast and was eliminated during the period.

Fund management believes that the U.S. economy is currently in a mid-cycle slowdown and not a recession. Given this view, the team believes that larger-cap stocks may outperform more economically sensitive small caps in the coming months. However, team members continue to find attractive opportunities in a variety of sectors and will maintain their focus on bottom-up stock selection, an approach that they believe ultimately serves investors best.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

8

Putnam VT Diversified Income Fund

INVESTMENT OBJECTIVE
As high a level of current income as management believes is consistent with preservation of capital

PORTFOLIO
The fund invests across all sectors of the global bond markets and across the credit spectrum

NET ASSET VALUE	December 31, 2007
Class IA	$8.81
Class IB	$8.70

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income and Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Michael Atkin, Rob Bloemker, Kevin Murphy and Paul Scanlon are the Portfolio Members. During the year ended December 31, 2007, Portfolio Members Jeff Kaufman and David Waldman left the management team and Michael Atkin and Kevin Murphy joined the team as Portfolio Members. Information about other funds managed by these individuals can be found beginning on page 40.

CREDIT QUALITY
Aaa	51.70%	Ba	14.18%
Aa	0.70%	B	12.20%
A	8.56%	Other	4.79%
Baa	7.86%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

From January through June 2007, global fixed-income markets enjoyed a generally favorable environment. However, in the second half of the year, concerns about the U.S. subprime mortgage market made investors more cautious about credit risk. Spreads (i.e., differences in yield) between high- and low-quality bonds widened, steepening the yield curve, and market volatility increased. Nearly all sectors underperformed the Treasury market, with mortgage-backed securities (MBS), corporate debt markets, commercial paper and the bank loan market most negatively affected. To help restore investor confidence, the Fed reduced short-term interest rates. Putnam VT Diversified Income Fund had been positioned conservatively to reduce the impact of the volatility. Consequently, the fund’s class IA shares returned 4.31% at net asset value for the 12 months ended December 31, 2007.

When the credit contagion became most pronounced in the third quarter of 2007, the fund’s exposure to the subprime mortgage market was minimal, having been sharply reduced as early as November 2006. Nonetheless, volatility unrelated to subprime credit risk affected fund holdings from several fixed-income sectors. Rates rose and prices fell for holdings in high-quality securities such as AAA-rated home equity loans and AAA-rated commercial mortgage-backed securities (CMBSs) during the period. As the yield curve steepened, the potential rewards for taking on additional credit risk became more attractive. Accordingly, during the last three months of the year, the team increased the fund’s positions in high-yield corporate bonds and structured securities markets, particularly CMBSs, but avoided riskier, lower-rated credits in the mortgage markets. Expecting the yield curve to steepen further in 2008, the team kept duration, a measure of interest-rate sensitivity, conservatively short to lessen the negative impact of potential interest-rate increases.

Positions in European bonds, particularly those from fiscally sound France and Germany, boosted fund results as the U.S. dollar declined (the fund’s German bond holdings were sold before the end of the year.) While emerging market holdings have been reduced, bonds from Argentina, Mexico and Russia also added to returns. On the currency front, the fund derived stronger performance from its investments in Australian dollars and euros — all of which outperformed the U.S. dollar.

The team has positioned the fund to reflect two anticipated scenarios in 2008. Longer-term bonds have been reduced in favor of securities with two- and three-year maturities, which should benefit from potential rate cuts in the event of a recession. However, increasing inflation remains a possibility, so the team has added some inflation-linked bonds to the portfolio. These bonds are expected to outperform nominal Treasuries in an inflationary environment. In management’s opinion, the U.S. dollar should continue to underperform, boosting returns of the fund’s international holdings.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

9

Putnam VT Equity Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Primarily stocks of mature, large-sized companies that pay regular dividends

NET ASSET VALUE	December 31, 2007
Class IA	$15.06
Class IB	$14.97

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income teams. Bartlett Geer is the Portfolio Leader. Austin Kairnes is the Portfolio Member. During the year ended December 31, 2007, Portfolio Member Kevin Cronin left the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

A strong first half of 2007 for stocks was upended by the mortgage-related financial crisis during the second half of the year. Housing foreclosures in the low-income segment of the market exploded, exposing the vulnerabilities of interdependent mortgage lenders, insurers and investment banks — all of which suffered losses this year — and contributing to a sharp increase in market volatility. Although the mortgage crisis dominated headlines, hurting financial-sector returns in particular, other market sectors, such as the capital goods, communications and energy sectors, strengthened during the year. Exposure to all three areas, as well as reduced exposure to financial stocks, enabled Putnam VT Equity Income Fund’s class IA shares to return 3.46% at net asset value for the 12 months ended December 31, 2007.

The fund’s management team invests in a broadly diversified array of large- and mid-capitalization stocks that it perceives to be undervalued, targeting equities believed to offer both attractive dividend income and the potential for long-term capital appreciation. Despite the trouble in the mortgage sector, one of the holdings that performed well for the underlying fund was Assurant, which provides homeowners’ insurance for creditors, as well as other types of underwriting. Holdings in Parker-Hannifin, which provides hydraulic systems for the industrial and aerospace industries, continued to appreciate and also underwent a three-for-two stock split. In addition, the fund’s position in Verizon Communications helped performance. Verizon gained market share within the high-speed data subscription area of cable operations, helping the company to pay a healthy dividend. Petroleum producer and refiner Marathon Oil also contributed, rising with the energy sector.

The biggest detractor from performance during the period came from the fund’s holdings in the Federal Home Loan Mortgage Corporation (Freddie Mac). Freddie Mac, forced to set aside billions of dollars to account for non-performing home loans, reduced its dividend and posted significant losses during the third quarter. The fund’s position in Freddie Mac shares was sold at a considerable loss, offsetting realized gains in other areas of the portfolio. Another laggard was MGIC Investment Corporation, a private mortgage insurance provider whose share value fell as investors sought to distance themselves from the mortgage market. The team sold most of the MGIC position in the third quarter at a far higher price than its year-end share value —largely avoiding the 50 percent share price decline over the last two months of the year — with the expectation that the realized loss would minimize taxable distributions for shareholders in the fund.

Fund management expects continued market volatility in the coming months. However, the positive aspect of any period of market uncertainty is potential opportunity at attractive share prices. The team will continue to carefully consider the risks and opportunities within the market, and rely on thorough research as it pursues the fund’s value-oriented strategy.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

10

Putnam VT The George Putnam Fund of Boston

INVESTMENT OBJECTIVE
Balanced investment producing both capital growth and current income

PORTFOLIO
Value-oriented stocks of large companies and government, corporate and mortgage-backed and asset-backed bonds

NET ASSET VALUE	December 31, 2007
Class IA	$11.05
Class IB	$10.99

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader. Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava are the Portfolio Members. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Financial markets delivered positive performance for 2007 despite increased volatility and uncertainty. Conditions became tumultuous in the second half of the year, when the subprime mortgage crisis and housing slump led spreads (i.e., differences in yield) between high- and low-quality bonds to widen, contributing to a steeper yield curve. The Fed implemented three interest-rate cuts, and bond prices rose as a result. In the equity markets, value-oriented stocks were negatively affected by the volatility. Putnam VT The George Putnam Fund of Boston benefited from conservative fixed-income positioning and the strength of equity holdings tied to the industrial and global economy. However, sharp declines in the value of financial and consumer cyclical holdings offset the positive results from this positioning. Consequently, the fund’s class IA shares returned 1.14% at net asset value for 12 months ended December 31, 2007.

Effective stock selection in the top performing energy, capital goods, and industrial sectors helped performance. Rising commodity prices and takeover speculation drove up the stock prices of mining company Freeport-McMoRan and diversified chemical company Huntsman Corporation. However, due to weakness in the financial and real estate sectors, several holdings in these areas detracted from performance even though management had pared back the positions by mid-year. Citi-group, which had disclosed huge subprime-related losses, made changes in top management that the team thinks will be effective. In the consumer cyclicals arena, high-end homebuilder Lennar Corporation’s stock price suffered in response to a slowdown in housing construction, but the managers think that the company’s longer-term appreciation potential remains intact.

Exposure to credit risk associated with the subprime mortgage market was minimal within the fund’s bond portfolio. During the spring, the team reduced the fund’s position in mortgage pass-throughs, while emphasizing other types of securitized debt, including asset-backed securities (ABSs) and AAA-rated commercial mortgage-backed securities (CMBSs). Successful security selection in the corporate credit and collateralized mortgage obligations (CMOs) sectors proved rewarding. The team also increased intermediate-term holdings, anticipating that these securities would gain in value as the yield curve steepened, which they did. And management tactically repositioned the fund’s duration, a measure of interest-rate sensitivity, around an average level of approximately 4.5 years, which helped results.

Prices of many high-quality financially-related securities have fallen during 2007. While management believes 2008 may be volatile, the year also has the potential to offer rewarding opportunities to investors who can identify those issues most likely to recover.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

11

Putnam VT Global Asset Allocation Fund

INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital

PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock, bond and cash investments

NET ASSET VALUE	December 31, 2007
Class IA	$16.90
Class IB	$16.94

MANAGEMENT TEAM

The fund is managed by the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader. Robert Kea and Robert Schoen are the Portfolio Members. During the year ended December 31, 2007, there were no changes in the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Most asset classes produced modest gains in 2007. However, duress within financial markets characterized the year more than any apparent success. In addition to declines within mortgage lending, small-cap value equities, homebuilding, and financial stocks, the markets revealed larger weaknesses as certain investment strategies fared poorly. These weaknesses, which cascaded as market and strategy interconnections came to light, were a consequence of abundant liquidity and the widespread use of leverage in the financial markets. For example, losses experienced for economic reasons in one area of the market caused investors to raise capital and de-leverage in order to reduce risk in another area, which, in turn, created volatility elsewhere. This cascading effect resulted in a difficult year for investors. However, fund management’s strategic positioning produced positive results, more than offsetting losses from individual security selection resulting from difficulties in the team’s quantitative equity strategies. The fund’s class IA shares returned 3.16% at net asset value for the 12 months ended December 31, 2007.

Stock selection within the capital goods, basic materials and pharmaceutical sectors helped performance for the year. The share value of capital goods holding Cummins Inc. rose on robust profits produced by its diesel engine business. Mining company Southern Copper posted gains as the price of copper soared during the year. In addition, the fund’s position in pharmaceuticals manufacturer Merck & Co. added to returns.

In contrast, stock selection within the Internet media and telecommunications sectors detracted from overall performance. Although some of the fund’s holdings in these sectors faltered because of the companies’ flawed business models, others declined in price due to the urgent need for liquidity on the part of some highly leveraged investors. Internet media firm RealNetworks suffered because of its business model, but in the team’s view, Sprint Nextel’s price decline was due to investor de-leveraging, not fundamentals. Consequently, the team maintained the Sprint position, and sold the RealNet-works shares. Lastly, the fund’s position in Apple Computer, which gained on strong sales of the iPod, the iPhone and Apple’s Macintosh computers, was increased during the year. However, the team considers this position among those that detracted from results because of its modest size.

Going forward, the management team plans to position the fund conservatively, while closely monitoring economic data for signs of a recession. The team anticipates that intensifying monetary and fiscal stimulus will likely put downward pressure on the U.S. dollar over the near term. Management plans to position the fund to benefit from a weaker dollar and a heightened risk of inflation. The team currently favors large-cap growth stocks, expects continued deterioration in financial issues early in 2008, but believes stability within this sector could improve later in the year.

International investing involves risks such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. The fund can also have a significant portion of its assets in bonds. Funds that invest in bonds are subject to certain risks including interest rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

12

Putnam VT Global Equity Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
An internationally diversified common stock portfolio of mainly large and midsize companies

NET ASSET VALUE	December 31, 2007
Class IA	$14.61
Class IB	$14.48

MANAGEMENT TEAM

The fund is managed by the Putnam Global Core Team. Shigeki Makino is the Portfolio Leader. Bradford Greenleaf is the Portfolio Member. During the year ended December 31, 2007, there were no changes in the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Global stock markets wavered between optimism and pessimism throughout the past 12 months, with volatility increasing toward the end of the year. Volatility rose because of a crisis in the credit markets triggered by losses on securities linked to U.S. subprime mortgages. Global economic activity remained strong, with growth rates in developing countries far outpacing those in developed economies. Thanks to management’s prudent stock selection within sectors such as energy, basic materials, and transportation, Putnam VT Global Equity Fund posted solid results over the period. For the 12 months ended December 31, 2007, the fund’s class IA shares returned 9.37% at net asset value.

In managing the portfolio, the team focuses first and foremost on stock selection. When researching potential holdings, team members integrate their fundamental analysis of company financials with quantitative research into factors that influence stock prices. This approach has proven effective in identifying stocks with multiple sources of strength that the market may have mispriced —i.e., companies that may be worth more than their current stock prices indicate. The fund’s strategy also reflects a “blend” investment style, which gives management the flexibility to invest in stocks that may be considered growth- or value-style stocks, without a bias toward either style.

Reflecting the team’s strategy, the fund’s solid performance during the recent period derived largely from individual stock selection. That said, holdings in certain sectors, such as financials, detracted from performance, while holdings in energy, transportation, and shipping were strong contributors. In the case of the consumer cyclicals sector, the fund’s avoidance of several U.S.-based retailers that performed poorly helped performance. Management has continued its efforts to position the fund to benefit from robust growth occurring in the world’s developing markets by favoring “old economy” companies, mainly in developed markets that have exposure to this growth potential.

Among the portfolio’s top positive contributors were several Asian companies. These included the Japanese transport/shipping company Mitsui O.S.K., the South Korean shipbuilding companies Hyundai Heavy Industries and Hyundai Mipo Dockyard, and the Japanese trading company Mitsubishi Corporation. Other major contributors included the U.S. fertilizer company C F Industries (sold before the end of the year), the U.S. drilling equipment manufacturer National-Oilwell Varco, and the U.S. integrated oil company Marathon Oil. Detractors included the Swedish copper and zinc smelter and mining company Boliden, the U.S. diet company Nutrisystem (sold before the end of the year), the U.K. equipment rental firm Ashtead Group PLC, and financial holdings Swiss Reinsurance, Royal Bank of Scotland, and Bank of America.

Fund management expects market volatility to continue as financial markets work through credit problems flowing from the weak U.S. housing sector. Meanwhile, the engine of growth centered among emerging economies appears poised for continued strength stemming from ongoing globalization. To capitalize on opportunities in this environment, management continues to favor companies in old-economy industries, as well as those based in developed markets that are thriving thanks to infrastructure development in emerging markets.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

13

Putnam VT Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Primarily common stocks of mature, financially strong, dividend-paying very large companies across an array of industries

NET ASSET VALUE	December 31, 2007
Class IA	$23.28
Class IB	$23.12

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. Eric Harthun is the Portfolio Leader. David L. King and Mike Abata are the Portfolio Members. During the year ended December 31, 2007, Portfolio Leader Joshua Brooks left the management team and Mike Abata joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Although the U.S. stock market posted overall gains for 2007, volatility increased as the year progressed, reflecting investor concerns about the future pace of global economic growth and weakness in the subprime lending market. The Fed took steps to restore calm by lowering key interest rates, encouraging banks to borrow directly from the Fed as needed to strengthen the short-term credit markets. Nonetheless, financial stocks were particularly hard hit by the downturn in the subprime mortgage market. Although the fund’s portfolio remains widely diversified, it includes several holdings from this sector, which lost value during the second half of the year. For the 12 months ended December 31, 2007, the fund’s class IA shares posted a total return of –5.80% at net asset value.

The fund’s approach to investing in undervalued stocks remained unchanged throughout the year. As always, management continued to target large-company stocks believed to be priced below their true worth. In this bottom-up approach to building the fund’s portfolio, the team considers the merits of each individual stock, rather than buying securities on macroeconomic views.

Of course, there are times when industry or macroeconomic trends have a disproportionate effect on individual stocks, which was the case during 2007. High commodity prices and robust growth in international economies — particularly emerging economies — contributed to solid returns for energy and industrial stocks. Similarly, negative returns among financial and consumer cyclical stocks stemmed from the U.S. subprime mortgage credit issues. Today, many of these stocks have historically low valuations. While some of these valuations reflect weak business fundamentals, they may also, in some cases, represent buying opportunities.

Among the top detractors from performance were three companies affected by the mortgage credit crisis: MGIC Investment Corporation, Countrywide Financial, and Bear Stearns. The team took advantage of lower prices to increase the fund’s positions in MGIC and Countrywide due to strong valuation support. However, the Bear Stearns position was dramatically reduced as the team decided to redeploy assets into stocks believed to have stronger growth and income prospects. Among the companies contributing positively to performance over the period were mining and metals producer Freeport McMoRan, for-profit adult educational provider Apollo Group, and pharmacy benefit managers Medco Health Systems and Express Scripts which were both sold before the end of the year.

Despite the fund’s disappointing results over the short term, the team believes that current low stock valuations, which extend across a wide range of industries, could signify important opportunities for value investors. This style of investing often requires making decisions that run counter to the prevailing wisdom, such as increasing the size of a position when its stock price has declined. The team will continue to rely on the fund’s value philosophy and process to uncover attractive investments, while diversifying holdings to manage the fund’s risk exposure.

Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

14

Putnam VT Growth Opportunities Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of large companies believed to offer strong growth potential

NET ASSET VALUE	December 31, 2007
Class IA	$5.58
Class IB	$5.53

MANAGEMENT TEAM

The fund is managed by the Putnam Global Asset Allocation Team. During the year ended December 31, 2007, Kelly Morgan and Robert Ginsberg, of the Putnam Large-Cap Growth Team, were the Portfolio Leaders. However, shortly after the end of the period, both left the management team. Their responsibilities have been assumed by Jeffrey Knight and Robert Schoen of the Global Asset Allocation Team on an interim basis. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The high-liquidity environment that had helped fuel the appreciation of many large-capitalization stocks in the first half of 2007 disappeared as the U.S. economic outlook worsened during the year’s second half. As the impact of the subprime mortgage crisis became more apparent to investors, weakness in the housing and consumer sectors hurt the performance of consumer cyclical stocks. Putnam Growth Opportunities Fund’s portfolio included several technology and health-care stocks whose strength helped offset the poor performance of its consumer-related holdings. In this environment, the fund’s class IA shares returned 5.82% at net asset value for the 12 months ended December 31, 2007.

Successful stock selection contributed to the fund’s positive returns for the period, particularly in the technology and health-care sectors. Apple Computer’s share price appreciation was supported by strong sales of its iPhone, various iterations of the iPod, and its Macintosh computers. Another technology holding, Google, remained ahead of competitors with a stunning 60% market share of global searches and increasing investor confidence in the strength of its Internet advertising technology. Microsoft also contributed to fund returns, based on strong sales of its Halo 3 and Vista products and heightened 2008 earnings forecasts. Stock prices of pharmacy benefit manager Express Scripts and Medco Health Solutions rose late in the period after both companies forecasted strong earnings based on increased use of generic and mail order drugs.

Consumer-related holdings detracted from fund performance during the period. Within consumer cyclicals, our large position in McGraw-Hill was set back by investor concerns that its subsidiary, Standard & Poor’s, might be vulnerable to potential legal challenges related to perceived malpractice in its ratings of firms with subprime exposure. Believing the business model of ratings agencies would remain unchanged, and factoring in the strength of McGraw-Hill’s publishing business, the team maintained the position. Harley-Davidson stock lost value due to investors’ concerns about potential defaults in its lending portfolio and slow U.S. sales. The team trimmed but maintained this position, expecting the company’s international business to expand. However, when the stock of consumer staples holding Starbucks Coffee declined, reflecting consumer weakness, higher dairy costs, and challenges to its growth from strong competitors such as McDonald’s and Dunkin’ Donuts, the team eliminated the position.

At period end, the team’s bottom-up stock selection process had produced a portfolio heavily weighted in the capital goods and technology sectors, where the team sees more attractive growth opportunities, and smaller weightings among consumer staples, energy, and utility stocks. The team believes this positioning may prove advantageous in the coming months.

Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

15

Putnam VT Health Sciences Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of companies in the health sciences industries

NET ASSET VALUE	December 31, 2007
Class IA	$13.49
Class IB	$13.40

MANAGEMENT TEAM

The fund is managed by the Putnam Global Equity Research Team. Sheba Alexander and Kelsey Chen are the Portfolio Leaders. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

While the broad stock market achieved gains over the past 12 months, the road was somewhat rocky in the financial and consumer sectors, especially during the fourth quarter. The health care sector largely escaped this volatility, although several health care stocks sold off sharply in August and September due to cash flow issues. The sector recovered, however, and delivered solid performance for most of the year. Putnam VT Health Sciences Fund benefited from strength in some areas, but stock selection in other areas had a negative impact on performance. For the 12 months ended December 31, 2007, the fund’s class IA shares provided a total return of –0.36% at net asset value.

The fund’s management team continued to seek investment opportunities among the wide spectrum of health-care industries, including pharmaceuticals, health-care services, biotechnology, and medical technology. Team members take a bottom-up approach to stock selection, focusing on individual companies, the valuation of their stocks, and an assessment of their potential to deliver stronger performance than other companies in their industry.

The fund benefited from several of its biotechnology holdings. Biogen Idec continued to deliver solid results and announced earnings expectations above consensus estimates. Another key contributor to performance was the biotechnology firm MedImmune, which was acquired by AstraZeneca at a significant premium during the year. Management sold AstraZeneca out of the portfolio before the end of the year.

Pharmacy benefit manager Express Scripts was also a top contributor. The company delivered strong earnings through 2007 and continuously revised their earnings outlooks upward throughout the year. Device company St. Jude Medical was also a solid contributor over the period.

Despite generally strong performance from biotechnology holdings, Amgen detracted from returns for the period due to competitive challenges and Medicare reimbursement changes for one of its key products, the anemia drug Aranesp. Slowing sales growth and safety issues related to ICD (implantable cardioverter defibrillator) devices continued to plague device manufacturer Boston Scientific. In addition, the company had to postpone cost cuts, which added to its bottom-line pressures. Hospital owner and operator Health Management Associates also detracted from returns. In all three cases, management believes that the setbacks are temporary, and all three stocks remained in the portfolio at the end of the period.

With stock market volatility building at year end, health-care investor concerns revolved around patent laws, drug price controls, the potential for generic competition in biotechnology, and a more stringent regulatory environment. Despite these short-term issues, management currently sees many attractive long-term investment opportunities believes the sector offers, particularly among cardiovascular devices, hospital supplies, and biotechnology companies.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

16

Putnam VT High Yield Fund

INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital growth when consistent with achieving high current income

PORTFOLIO
Primarily high-yielding corporate bonds rated below investment-grade

NET ASSET VALUE	December 31, 2007
Class IA	$7.45
Class IB	$7.39

MANAGEMENT TEAM

The fund is managed by the Putnam Fixed Income High Yield Team. Paul Scanlon is the Portfolio Leader. Norman Boucher and Robert Salvin are the Portfolio Members. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

CREDIT QUALITY
Aaa	6.47%	Ba	25.13%
Aa	0.22%	B	45.30%
A	0.23%	Other	19.97%
Baa	2.68%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Robust high-yield market growth during the first half of the year gave way to increasing volatility spawned by the burgeoning mortgage crisis in the second half, muting results for the high-yield market. Favorable security selection was the main driver of the underlying fund’s performance. The management team’s focus on higher-quality segments of the high-yield market during the second half of the year — when distressed bonds underperformed — helped reduce the negative impact of market turmoil from the summer through period end. The fund’s class IA shares delivered a total return of 3.17% at net asset value for the 12 months ended December 31, 2007.

Solid business fundamentals and sustained demand helped high-yield bonds during the first half of the year. However, subprime mortgage and associated problems in the structured credit market dampened investor sentiment and market activity over the summer. At the same time, new issuance soared. The resulting supply/demand imbalance caused high-yield bond prices to decline dramatically, despite historically low default rates. As the market fell into turmoil, the management team took a defensive approach, reviewing each holding to ensure that it presented a favorable risk/reward balance. Management also decreased exposure to bonds and increased its holdings in floating-rate bank loans (which may present less risk than high-yield bonds due to their senior, or priority, repayment status among a company’s investors, should that company default) as their yields were roughly equivalent to those of high-yield bonds by summer.

Management’s emphasis on the energy sector, as well as its security selection, boosted fund returns. Bonds of natural gas companies El Paso and Williams both benefited as commodity prices rose. Other favorable holdings included bonds issued by the information technology outsourcing firm Compucom and the structural steel manufacturer Chaparral Steel. Both companies were subsequently acquired, boosting their value. Convertible securities of metals and mining firm Freeport McMoRan also contributed to returns based on solid demand for copper and Freeport’s acquisition of its competitor Phelps Dodge.

Disappointing holdings during the period included casino operator Tropicana (sold before period end), whose bond price declined due to poor execution of its management strategy as well as licensing renewal concerns. Bonds of Vertis, a diversified media company, declined when the proposed acquisition of a chief competitor was called off, while restaurant-chain holding Buffets (also sold before the end of the period) suffered from weak operating results.

Going forward, fund management intends to defensively position the portfolio, as it expects a near-term increase in new bond issuance which may further depress bond prices. The team plans to maintain a consistent approach, selecting securities individually with a focus on diversification, and balancing risk with potential reward.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

17

Putnam VT Income Fund

INVESTMENT OBJECTIVE
High current income consistent with what Putnam Management believes to be prudent risk

PORTFOLIO
Primarily mortgage- and asset-backed securities, investment-grade and high-yield corporate bonds and U.S. Treasury securities

NET ASSET VALUE	December 31, 2007
Class IA	$12.68
Class IB	$12.59

MANAGEMENT TEAM

The fund is managed by the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader. Kevin Cronin, Kevin Murphy, Michael Salm, and Raman Srivastava are the Portfolio Members. During the year ended December 31, 2007, Portfolio Member Rob Bloemker was named Portfolio Leader, Kevin Cronin (formerly Portfolio Leader) became a Portfolio Member, and Michael Salm joined the team as a Portfolio Member. Information about other funds managed by these individuals can be found beginning on page 40.

CREDIT QUALITY
Aaa	71.26%	Baa	13.85%
Aa	2.79%	Ba	3.04%
A	7.53%	B	1.53%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Fixed-income investments generally posted positive returns for 2007, as the Fed implemented three widely anticipated interest-rate cuts in the second half of the year, and bond prices rose as a result. However, the subprime mortgage crisis provoked a sharp and sudden re-evaluation of credit risk by investors. Spreads (i.e., differences in yield) between high- and low-quality bonds widened and contributed to a steeper yield curve. With investors preferring higher-quality investments, the riskier, lower-quality sectors of the bond market underperformed. Putnam VT Income Fund was effectively positioned to benefit from the rally in high-quality securities, as well as the widening yield differential. Consequently, the fund’s class IA shares posted a total return of 5.45% at net asset value for the 12-month period ended December 31, 2007.

In their pursuit of high current income, the management team had three goals for the year: to keep risk at a low level, to develop a bias toward higher-quality securities, and to generate an attractive yield. During the second quarter of 2007, in an effort to reduce volatility and maintain yield, the team lowered the fund’s exposure to mortgage pass-throughs — securities that represent an ownership interest in pools of mortgage loans — while emphasizing other types of securitized debt. These included asset-backed securities (ABSs) and AAA-rated commercial mortgage-backed securities (CMBSs) that are backed by large, non-residential projects. CMBSs typically offer higher income than corporate bonds of comparable credit quality while carrying lower prepayment risk. In addition, the team increased holdings among intermediate-term bonds, anticipating that these securities would gain in value as the Fed’s interest-rate cuts brought about a greater difference in yield between long-term and short-term bonds. This positioning proved rewarding. Finally, management tactically repositioned the fund’s duration, a measure of interest-rate sensitivity, around an average level of approximately 4.5 years, which also helped results.

Successful security selection contributed substantially to results, particularly with regard to the fund’s position in bonds within the corporate credit and collateralized mortgage obligations (CMOs) sectors.

Management believes 2008 may bring additional opportunities across the full range of U.S. investment-grade fixed-income sectors and securities. While some issues have been poor performers for valid reasons, the team believes that others have been unjustly downgraded and currently appear to offer attractive income and appreciation potential at compelling prices. Bonds issued by financial companies, as well as some subprime market issuers, could also add value to the portfolio in the months ahead. The team expects to pursue opportunities among these offerings while keeping duration neutral to reduce the impact of anticipated market volatility.

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

18

Putnam VT International Equity Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of mainly large and midsize international companies

NET ASSET VALUE	December 31, 2007
Class IA	$19.11
Class IB	$18.96

MANAGEMENT TEAM

The fund is managed by the Putnam International Core Team. Joshua Byrne and Simon Davis are the Portfolio Leaders. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International economic growth remained relatively strong throughout 2007, with growth rates in developing countries far outpacing those in more developed markets. However, during the period, the world’s stock markets wavered between optimism and pessimism, with volatility increasing significantly in the second half of the year. As losses from securities linked to U.S. subprime mortgages spread to other regions, investors became concerned about the potential for the slowing U.S. economy to drag down growth elsewhere. Due to favorable stock selection in a diversified range of sectors and countries as well as modest exposure to financial stocks, Putnam VT International Equity Fund weathered the volatility and delivered solid performance for the period. For the 12 months ended December 31, 2007, the fund’s class IA shares returned 8.61% at net asset value.

In managing the fund’s portfolio, management focuses primarily on stock selection. Rather than selecting stocks based on macroeconomic considerations or targeting its allocations toward particular sectors or countries, team members evaluate each stock on its own merits. When researching potential holdings, the team utilizes a valuation approach that integrates fundamental and quantitative methods to seek stocks with multiple sources of strength that the market may have mispriced.

During the recent period, many of the fund’s top performers came from Asia. Singapore Exchange performed quite well as company listings and trade volume increased, although management began to reduce this position as the stock became more fully valued. Despite general weakness in Japan, shipping giant Mitsui O.S.K. Lines delivered solid returns. The company concentrates on two types of shipping: automobiles and dry bulk cargo. The latter is used to help move raw materials crucial to the industrialization of China and other emerging markets. Australian metals and mining company BHP Billiton was another strong performer. Among European holdings, major contributors to performance included UK household products company Reckitt Benckiser, the Spanish telecom company Telefonica, the Finnish telephone maker Nokia, and the Swiss food and beverage giant Nestle. Telefonica, Nokia, and Nestle all demonstrated healthy earnings growth based on increased penetration within emerging markets.

As with any diversified portfolio, there were holdings that disappointed. In general, the market did not reward stocks that had attractive valuations but could not demonstrate positive earnings momentum. Fund holdings in this category included telecom equipment maker Ericsson (Sweden) (Telefonaktiebolaget LM Ericsson), Allied Irish Banks (Ireland), the French bank BNP Paribas, Air France-KLM (France), and Chiyoda (Japan), which builds liquefied natural gas (LNG) terminals that provide the infrastructure for gas to be shipped around the world.

Although the subprime mortgage crisis in the United States has increased volatility and the perception of risk in international stock markets, economic growth in the developing world remains robust. Management continues to find opportunities among developed-market companies that are exporting into developing markets or have built up substantial operations in those markets. Using fundamental and quantitative tools, the team seeks companies it considers able to achieve growth based on market share gains, margin improvements, and competitive business models.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

19

Putnam VT International Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth. Current income is a secondary objective.

PORTFOLIO
Primarily common stocks of large and midsize companies located outside the United States and believed by management to be undervalued

NET ASSET VALUE	December 31, 2007
Class IA	$16.60
Class IB	$16.48

MANAGEMENT TEAM

The fund is managed by the Putnam International Value Team. Pamela Holding is the Portfolio Leader. Darren Jaroch is the Portfolio Member. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

International stock markets wavered between optimism and pessimism throughout the past 12 months. While many markets ended the year in positive territory, the fourth quarter was particularly volatile as losses spread on securities linked to sub-prime mortgages in the United States and investors became concerned that the slowing U.S. economy might drag down growth in other regions. Putnam International Growth and Income Fund weathered these difficulties relatively well, thanks to solid performance from a diversified selection of holdings capitalizing on growth in emerging markets. For the 12 months ended December 31, 2007, the fund’s class IA shares returned 7.29% at net asset value.

Bottom-up stock analysis and selection remains the cornerstone of the fund’s management strategy. Rather than selecting stocks based on macroeconomic considerations or targeting its allocations toward particular sectors or countries, team members evaluate each stock on its own merits. That said, the team has been finding a number of opportunities among stocks from companies positioned to benefit from economic growth in emerging markets. Sometimes, this means investing directly in stocks from these emerging economies. However, it also involves the purchase of stocks from developed countries whose success is leveraged to growth in the emerging markets. Two such holdings were European steel harness manufacturer Bekaert, which has an approximately 30% market share in the Chinese radial tire segment, and Norwegian food and beverage manufacturer Orkla, which has growing market exposure in Russia and other Baltic countries.

The fund also enjoyed strong returns from energy stocks Brazilian integrated oil company Petrobras, Chinese oil, gas, and chemical conglomerate Sinopec, and Total, a French integrated oil company. (Sinopec was sold before the end of the period.) Two Chinese coal company stocks, China Coal and Yanzhou Coal, also delivered superior returns over the period. Both were purchased before the recent runup in coal prices, and sold when the team believed they had reached full valuation. Utilities stocks also delivered solid returns, especially the German utility e.on. Norwegian cellular phone company Nokia was another strong contributor, as was Portuguese supermarket chain Jeronimo Martins, which has been expanding into Poland.

As with any diversified portfolio, some holdings did not meet expectations. Japan’s anemic economic growth led branded consumer goods company Onward Kashiyama to deliver disappointing returns. In the hard-hit financial sector, United Kingdom bank Barclays and Swiss bank Credit Suisse detracted from returns. Swedish copper and zinc manufacturer Boliden and Japanese steel manufacturer JFE Holdings also dampened performance.

As 2008 began, global stock markets reflected expectations of a widespread recession. However, fund management is cautiously optimistic that the slowdown will likely be less severe than currently anticipated and of a shorter duration than current prices indicate. The team believes that emerging markets such as China and Brazil, for example, can stand on their own, and continues to focus on stocks that can benefit from this strength.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

20

Putnam VT International New Opportunities Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Primarily common stocks of companies located outside the United
States believed to have strong growth potential

NET ASSET VALUE	December 31, 2007
Class IA	$20.59
Class IB	$20.48

MANAGEMENT TEAM

The fund is managed by the Putnam International Growth Team. Stephen Dexter is the Portfolio Leader. Denise Selden and H. David Shea are the Portfolio Members. During the year ended December 31, 2007, Portfolio Member H. David Shea joined the fund’s management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The year 2007 began with many international markets on a path of positive performance. As the year continued, however, markets began to waver between optimism and pessimism as investors became increasingly concerned about the spillover effects of rising U.S. subprime mortgage foreclosures and the slowing U.S. economy. Losses on securities linked to U.S. subprime mortgages negatively affected stocks in a number of markets, and volatility increased as the period drew to a close. However, world economic growth remained relatively strong throughout the year, with growth rates for developing countries far outpacing those of developed economies. Successful stock selection across a broad range of sectors and industries propelled Putnam VT International New Opportunities Fund to strong performance. For the 12 months ended December 31, 2007, the fund’s class IA shares returned 13.52% at net asset value.

The fund seeks long-term capital appreciation by investing in stocks of international companies that management believes can achieve high rates of business growth. The process is bottom-up; that is, team members evaluate stocks individually, using fundamental and quantitative analysis to gauge each stock’s prospects for appreciation relative to the amount of risk that management considers appropriate. Given this emphasis on stock selection, the fund’s country and sector allocations typically reflect the outcome of the process rather than a deliberate focus on particular countries or markets. However, the team does informally limit the fund’s exposure to emerging markets, believing that developed markets offer a more attractive risk/reward balance over the long term. During 2007, this positioning held back returns somewhat as emerging markets stocks performed well.

Robust European economic growth translated into success for several holdings. French engineering company Alstom, which manufactures gas and steam turbines, was one of the fund’s top contributors. The firm benefited from rising orders from electric utilities responding to the world’s growing demand for electricity. Swiss bank Julius Baer also delivered superior returns, as did consumer staples giant Nestle. The team took advantage of attractive valuations to add to the fund’s positions in Zurich Financial and Julius Baer over the period.

Climbing oil prices were the key to the favorable performance of fund holdings in both integrated oil companies such as Total in France and oil field services providers such as Italy’s Saipem. Providers of alternative and renewable energy also performed well, including Norway’s Renewable Energy Corporation, which produces silicon materials for solar cells and other photovoltaic applications. Among emerging markets holdings, the Middle East’s leading discount airline, Air Arabia, delivered strong returns. Of course, there were some stocks that disappointed. These included Australian slot machine maker Aristocrat Leisure and Japan’s leading independent leasing company Orix.

With growth slowing in the United States, stalling in Japan, and moderating in Europe, management believes that investors will continue to reward stocks from companies able to deliver earnings growth in this environment. Consequently, the team is optimistic about its prospects of continuing to identify high-quality growth stocks in international markets.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

21

Putnam VT Investors Fund

INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth

PORTFOLIO
Primarily stock of large companies believed to be undervalued

NET ASSET VALUE	December 31, 2007
Class IA	$11.60
Class IB	$11.54

MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core Team. James Wiess is the Portfolio Leader. Richard Cervone is the Portfolio Member. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Although the broad market delivered gains for the year ended December 31, 2007, the final months of the period were quite turbulent for investors. Initially, the rising number of subprime mortgage foreclosures sparked substantial declines among some financial stocks. However, market volatility rose as investors grew more concerned about weakness spreading to other sectors and throughout the overall economy. While successful stock picking in the technology and health-care sectors contributed positively to portfolio performance, the fund’s exposure to select financial holdings held back returns. For the 12 months ended December 31, 2007, the fund’s class IA shares returned –4.90% at net asset value.

Despite the difficult market environment at the close of the year, management maintained its disciplined focus on investing in companies believed to offer potential for growth over the long term. The team utilizes both fundamental and quantitative research to identify mispriced stocks, namely, those that the market has either punished too harshly or failed to sufficiently reward. Stocks from the financial sector currently constitute a good example of this approach; the team believes many such stocks have lost value due to investor overreactions and a short-term focus in the market, but retain the potential to recover. Of course, the fund’s investment process also includes risk models and other tools used to limit exposure to single stocks or areas of vulnerability.

As noted earlier, the rise in mortgage foreclosures took its biggest toll on financial stocks, particularly mortgage-related companies. Within the fund’s portfolio, the stocks of mortgage insurers Radian Group, MGIC Investment Corporation, and The PMI Group were among the top detractors from returns. These companies provide insurance to cover residential first-mortgage loans and expand home ownership opportunities by enabling people to purchase homes with down payments of less than 20%. Despite the dramatic decline in their prices, these stocks remain in the fund’s portfolio as Putnam’s analysis indicates that they continue to represent an attractive long-term investment opportunity. Fund holdings Countrywide Financial, a large mortgage lender, and Capital One Financial, a large credit-card provider, also detracted from returns.

On the positive side, Apple, maker of Macintosh computers and iPod digital media players, was a top performer. Search engine Google and pharmacy benefit managers (PBMs) Express Scripts and Medco Health Solutions were also solid contributors.

Negative investor sentiment continues to weigh on the markets, making the short-term economic outlook uncertain. Regardless of current conditions, however, management’s focus remains the long-term potential of individual stocks. The team believes that investors’ long-term goals are best served by this bottom-up approach, and that many of the stocks that have been challenged by recent market conditions have the potential to reward investors over time.

The fund involves the risk that the stock prices of the companies in the portfolio will fail or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

22

Putnam VT Mid Cap Value Fund

INVESTMENT OBJECTIVE
Capital appreciation and, as a secondary objective, current income

PORTFOLIO
Primarily stocks of midsize companies believed to be undervalued

NET ASSET VALUE	December 31, 2007
Class IA	$16.45
Class IB	$16.35

MANAGEMENT TEAM

The fund is managed by the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are the Portfolio Leaders. During the year ended December 31, 2007, there were no changes in the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The stock market finished 2007 in positive territory, although volatility mounted in the year’s final months. Initially, the rise in subprime mortgage foreclosures primarily affected financial stocks. However, market volatility rose as investors grew more concerned about weakness spreading to other sectors and the overall economy. Fortunately, Putnam VT Mid Cap Value Fund avoided much of the fallout from these concerns. The fund’s management team had reduced positions in the hard-hit financial and consumer cyclical sectors during the second half of the year, and strong performance from holdings in basic materials, capital goods, and energy enabled the fund’s class IA shares to return 1.98% at net asset value for the 12 months ended December 31, 2007.

Rather than emphasizing specific sectors or industries, the management team constructs the portfolio one stock at a time. Given the increasing uncertainty about the direction of the economy, team members focused on what they referred to as the “growthier” names within the value universe — companies that were already demonstrating earnings growth or seemed to have the potential to grow earnings over the next 12 to 18 months. However, the team also pursued opportunities among out-of-favor companies with compelling turnaround stories, as well as corporations with improving business prospects and earnings-growth potential that did not appear to be reflected in current valuations. In addition, the team looked for firms with strong business fundamentals and attractive stock prices.

Concerns about the strength of the U.S. economy led the team to favor stocks of companies able to benefit from stronger overseas economies. Oil-rig manufacturer National Oilwell Varco, one of the fund’s leading contributors, saw rising demand for its products from the world’s oil and gas exploration and manufacturing companies. Surging global economic growth also bolstered the fortunes of industrial cable manufacturer General Cable. For-profit adult educational provider Apollo Group was another important contributor to returns.

Disappointing results came from holdings within the much-challenged financial and consumer cyclicals sectors. The largest detractor from performance was OfficeMax, which has been cutting costs and improving its management strategies. Weakness in the overall office-supplies market led investors to punish the stock, but the team has taken advantage of the decline to increase the fund’s position, based on the company’s long-term prospects. Two other major detractors were advertising conglomerate Interpublic Group and Jones Apparel. The team believes Interpublic has the potential to recover but sold the Jones position shortly after the end of the period.

In coming months, management will continue to seek opportunities throughout the mid-cap value stock universe, concentrating primarily on stocks offering relatively strong valuations and those which have already demonstrated some success. As 2008 progresses, the team expects to find additional opportunities among the more deeply discounted stocks and will work to identify those with the strongest potential for recovery.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

23

Putnam VT Money Market Fund

INVESTMENT OBJECTIVE
As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity

PORTFOLIO
High-quality short-term fixed-income securities

NET ASSET VALUE	December 31, 2007
Class IA	$1.00
Class IB	$1.00

MANAGEMENT TEAM

The fund is managed by the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader. Jonathan Topper is the Portfolio Member. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The Fed held short-term interest rates steady during the first half of 2007, while keeping a sharp eye on inflationary pressures. However, concerns about rising defaults in the subprime mortgage market and a broadening credit crisis, which sharply curtailed financing for consumers and businesses, prompted the Fed to reduce its benchmark rate three times during the second half of the year as markets experienced a dramatic widening of credit spreads. Some money-market-eligible securities were negatively affected by increasing volatility, but the management team’s emphasis on safety helped minimize the impact on Putnam VT Money Market Fund. Because of this conservative style of management, the fund’s class IA shares delivered a total return of 5.05% at net asset value for the 12 months ended December 31, 2007.

The fund’s management team seeks to provide stability of principal, current income and liquidity to meet shareholders’ short-term needs. Early in 2007, the team anticipated correctly that the problems in the subprime mortgage lending market might spill over into the money market sector. An extensive review of potential holdings, which exceeded the research typically provided by major credit-rating agencies, helped the team manage the fund’s exposure to securities considered most likely to be affected, and in particular, to avoid structured investment vehicles (SIVs), which came under heavy scrutiny during the second half of the year.

Given the flight to quality and increasing market volatility that marked the second half of 2007, the team’s primary goal was to preserve the credit integrity of the portfolio while maintaining an appropriate level of liquidity. They continued to purchase asset-backed commercial paper (ABCP) conduits believed to offer good relative value while also building up a larger liquid position. The ABCP issuers in the fund are multi- and single-seller programs backed by many asset types including commercial, student, auto, and mortgage loans. One of the fund’s largest ABCP holdings is Thunder Bay Funding, a financial entity that is sponsored by Canada’s largest bank, Royal Bank of Canada. The team continues to view this type of ABCP structure as safe and attractive because it offers extensive credit enhancement and liquidity. SIVs, on the other hand, do not offer the same level of credit enhancement and liquidity; because of this, they generally do not meet the management team’s investment criteria. Holdings in Societe Generale, a diversified French bank, and Swedbank, a Swedish retail bank, reflect management’s continuing emphasis on securities issued by large banks.

As 2008 began, there was uncertainty as to whether the slowing U.S. economy was headed for a recession or whether inflation was likely to increase. The former scenario would likely lead the Fed to lower interest rates further, while the latter could push the central bank to raise rates. In this environment, the team believes fund performance to be driven more by security selection than by any overarching strategy decisions. Until more definitive economic trends emerge, they plan to maintain a conservative and highly liquid portfolio.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.

24

Putnam VT New Opportunities Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Common stocks of companies that management believes have strong long-term growth potential

NET ASSET VALUE	December 31, 2007
Class IA	$21.55
Class IB	$21.19

MANAGEMENT TEAM

The fund is managed by the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney, Ray Haddad, and Gerry Moore are the Portfolio Leaders. Brian DeChristopher and Richard Weed are the Portfolio Members. During the year ended December 31, 2007, Ray Haddad and Gerry Moore joined the management team as Portfolio Leaders. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

U.S. economic growth receded and the low unemployment rate that supported steady consumer spending during the first half of the year began to inch up during the latter half of 2007, modestly scaling back equity returns for the year as a whole. As investor anxiety about housing weakness grew, subprime mortgage problems spawned a credit crunch. In response, market volatility spiked and the outlook for the economy and employment worsened, hitting the financial and consumer sectors of the market hard toward the end of the year. However, the fund’s management team largely avoided the sharp price declines that occurred among financial stocks, and successful stock selection in the energy, agriculture, and technology sectors overshadowed unfavorable stock selection within consumer cyclicals. The fund’s class IA shares returned 6.02% at net asset value for the 12 months ended December 31, 2007.

Stock selection in a number of market sectors supported fund returns. With oil production failing to keep up with demand, heavy usage of support services for oil exploration infrastructure provided by energy holding National Oilwell Varco boosted the company’s share price. CF Industries Holdings benefited from increased global demand for its agricultural fertilizers, as India and China pushed to increase crop yields. In addition, fund management took some profits from its position in Apple Computer. The company’s stock price appreciation was supported by its rejuvenated brand as well as by strong sales of the iPhone, the iPod, and Macintosh computers. The company remains a large holding for the fund.

Stock selection in the weak consumer cyclicals sector detracted from fund performance during the period, as consumers reduced spending. RadioShack’s profit margins remained low and its growth flat due to consumer weakness and poor execution of the company’s volume sales and market repositioning strategy.

Reduced consumer spending and a failure to meet earnings expectations weighed on consumer cyclical holdings such as clothing retailer American Eagle Outfitters and Dollar Tree Stores. The discount retailer’s customer base is particularly likely to reduce spending in the face of high gasoline prices, weak consumer confidence, and increased unemployment. All three positions were liquidated during the period.

The management team believes that the consumer sector may weaken further in the coming months. Therefore, they expect to reduce fund allocations to consumer cyclical stocks, while increasing allocations to energy, industrials, and large-cap technology stocks. Fund management also believes stock market conditions may become more favorable for large-cap growth equities and expects to increase its emphasis there. The team remains committed to building a portfolio that blends the stable growth of larger companies with the visible expansion of mid-cap companies and the more rapid growth of smaller firms.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

25

Putnam VT New Value Fund

INVESTMENT OBJECTIVE
Long-term capital appreciation

PORTFOLIO
Primarily common stocks of large and midsize companies believed to be undervalued

NET ASSET VALUE	December 31, 2007
Class IA	$15.75
Class IB	$15.62

MANAGEMENT TEAM

The fund is managed by the Putnam Large-Cap Value Team. David King is the Portfolio Leader. Michael Abata is the Portfolio Member. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Amidst heightened market volatility, U.S. stocks produced mixed results for 2007. During the first half of the year, strong global growth, ample liquidity and robust merger and acquisition activity contributed to a rally across all sectors of the U.S. economy despite inflationary concerns. However, the year’s second half was marked by interest rate volatility, rising defaults in the sub-prime mortgage market, and a broadening credit crisis that weighed heavily on the performance of financial and housing stocks. With nearly a third of its assets in financial stocks, Putnam New Value Fund’s class IA shares returned –4.62% at net asset value for the fiscal year ended December 31, 2007.

The fund’s management team seeks long-term capital appreciation by investing in stocks of midsized and large companies that they consider undervalued or out-of-favor. At the heart of the team’s philosophy is a belief that uncertainty creates opportunity and that prudent research can uncover unfairly tarnished companies that have the potential to recover as conditions improve. This belief could prove particularly rewarding under the current market conditions. With the effects of the subprime mortgage crisis creating investor concerns about near-term profitability, it appears many stocks are priced significantly below their true long-term worth, which could translate into numerous buying opportunities.

Although several financial holdings in the portfolio have lost value, management remains optimistic about their prospects and has been adding selectively to positions. An example is Bear Stearns, which experienced steep losses in two in-house hedge funds with subprime exposure. However, the company’s management secured new financing, and Moody’s Investors Service has affirmed the investment bank’s A1 rating. Countrywide Financial, the nation’s largest mortgage lender, declined sharply in July after missing its earning estimates. The company has since received a substantial direct investment from Bank of America and was still seeing a healthy amount of new loans as 2007 came to a close. The management team has added to this position, believing Countrywide is positioned to gain market share as weaker lenders succumb to financial pressures and the industry consolidates. (Shortly after the end of the period, Bank of America announced plans to acquire Countrywide.) High-end homebuilder Lennar Corporation’s stock price suffered in response to the slowdown in the housing market, but the team thinks the company’s longer-term appreciation potential remains intact.

Investments in the energy, beverage, utility and aerospace sectors performed well but could not offset the decline in financial-related stocks. Marathon Oil Corp., Pepsi Bottling, and First Energy Corp. appreciated considerably. Boeing, another strong performer, was sold before year-end at a significant profit.

Value investing requires independent thinking and decisions that run counter to the prevailing wisdom. Although many high-quality companies have seen their stock prices fall in 2007, fund management believes 2008 may be volatile but could offer a wide array of opportunities for investors able to identify those most likely to recover and continue to appreciate.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

26

Putnam VT OTC & Emerging Growth Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks primarily of small and mid-sized emerging growth companies. It may include stocks traded in the over-the-counter market (OTC) and stocks of emerging growth companies listed on securities exchanges.

NET ASSET VALUE	December 31, 2007
Class IA	$8.33
Class IB	$8.17

MANAGEMENT TEAM

The fund is managed by the Putnam Small and Emerging Growth Team. Richard Weed and Raymond Haddad are the Portfolio Leaders. During the year ended December 31, 2007, Portfolio Member Raymond Haddad became a Portfolio Leader. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Mortgage-related financial problems reached crisis proportions during the second half of 2007, negating much of the strong price appreciation the stock market had shown during the first half. Not surprisingly, financial firms endured particularly sharp losses for the 12-month period, and companies perceived to have even indirect exposure to the financial sector were punished by the jittery market. These declines notwithstanding, management’s superior stock selection in that sector comprised one of the top sources of return for the fund, although greater return was derived from stock selection within the industrial sector. Energy holdings also contributed favorably to results. For the 12 months ended December 31, 2007, the fund’s class IA shares returned 12.87% at net asset value.

Throughout the period’s shifting investment environment, fund management continued to combine proprietary quantitative tools with fundamental analysis in order to evaluate potential acquisitions for the portfolio, and to monitor the progress of existing holdings. Engineering construction firm Foster Wheeler contributed substantially to fund returns as the company provided design and construction services for power generation and refinery projects in the Far East and the Middle East. Holdings in the oil services company National Oilwell Varco also boosted performance. The company’s inspection, supply, and maintenance capabilities, which help drill sites sustain smooth operations, became indispensable “insurance” for petroleum producers as the price of oil soared. Suntech Power’s ready access to the silicon required for the manufacture of solar energy cells and modules, as well as integral parts of popular electronic devices such as the iPod, underpinned the healthy appreciation of its share price. Productive financial-sector holdings for the fund included Intercontinental Exchange, whose electronic trading platform primarily facilitates energy deals, which boosted the company’s share value. Similarly, NASDAQ shares posted gains as the electronic exchange continued to appropriate NYSE listings.

Holdings that disappointed for the period included business credit card issuer Advanta, the only financial sector detractor for the fund. Advanta’s share price decline was exacerbated by the swirling U.S. financial crisis (despite the company’s lack of exposure to subprime mortgages) as it narrowly missed earnings projections. Online weight-loss planner NutriSystem, Inc.’s earnings also disappointed, while Timberland’s share price declined because its apparel offerings were poorly received. All three positions were eliminated during the period.

Fund management believes that the U.S. economy is currently in a mid-cycle slowdown rather than a recession. Given this view, they think that larger-cap stocks should outperform more economically sensitive small caps in the coming months. However, team members continue to find attractive opportunities in a variety of sectors and will maintain their focus on bottom-up stock selection, an approach that they believe ultimately serves investors best.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

27

Putnam VT Research Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Primarily common stocks of large, U.S.-based companies

NET ASSET VALUE	December 31, 2007
Class IA	$13.21
Class IB	$13.14

MANAGEMENT TEAM

The fund is managed by the Putnam Large-cap Equity Research Team. Brook Dane and Walter Scully are the Portfolio Members. During the year ended December 31, 2007, Portfolio Leaders Joshua Brooks and Kelly Morgan left the management team, as did Portfolio Members Mark Bogar and John Coffey and Portfolio Member Walter Scully joined it. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The U.S stock market ended 2007 on a positive note, but the road was rocky throughout the year as investors alternated between optimism and pessimism. Volatility increased considerably in the fourth quarter when investors became concerned about the slowing U.S. economy and the possible spillover effects of subprime mortgage foreclosures into the the equity and income markets. Stocks within the financial and consumer cyclicals sectors were particularly hard hit. Fortunately, the fund had holdings in a wide spectrum of sectors that offset losses on holdings from the financial sector. For the 12 months ended December 31, 2007, the fund’s class IA shares returned 0.83% at net asset value.

Throughout the period, management maintained its disciplined stock selection process, blending forward-looking analysis of each company’s fundamental business characteristics with more retrospective, quantitative research focused on long-term share price performance. The team also continued to utilize quantitative measurements of individual company and market factors that have historically contributed to strong performance, while considering a variety of competitive and macroeconomic factors that may affect a company’s potential for success. Team members do not rely on any “top-down” strategies; all stock selection is done from the bottom up, one company at a time.

Holdings from a number of sectors contributed to performance during the year. Basic materials holdings were among the fund’s top performers, with U.S. Steel and mining company Freeport-McMoRan Copper & Gold being the two leading contributors. The energy sector was another winner for the fund, as soaring oil prices propelled integrated oil companies Marathon Oil and ConocoPhillips to deliver superior performance. Oil refiner Valero Energy Corporation maintained strong profit margins until the end of the period, when refining and processing costs began to rise. Nonetheless, Valero remained a strong contributor.

In the technology sector, the fund avoided some stocks that performed poorly while benefiting from the strength of other issues, such as data storage company EMC Corp and software giant Microsoft. (Management sold the EMC position during the period.) In the consumer staples category, gaming property developer and casino operator Las Vegas Sands was a standout. For-profit education company Apollo Group and closeout shopping chain Big Lots also contributed. (Management sold its Las Vegas Sands and Big Lots positions before period end.)

The largest detractors from performance all came from the financials sector. These included mortgage insurers Countrywide Financial and investment banking firm Bear Stearns. Shortly after the end of the period, another fund holding, Bank of America, announced it would acquire Countrywide. The management team may well retain the combined position after the acquisition is completed later this year. Holdings in Bear Stearns were sold after the close of the period as the fund managers believe that Bear Stearns’ management mistakes will have a negative, long-term impact on its performance.

Market volatility and economic uncertainty have produced some exceptionally attractive valuations on select high quality stocks. In the months ahead, management will likely continue to seek out opportunities to elevate portfolio quality by taking advantage of attractive valuations for companies well positioned to perform amid a challenging economic climate.

The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of greater price fluctuations.

28

Putnam VT Small Cap Value Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of small-capitalization companies believed to have potential for capital growth

NET ASSET VALUE	December 31, 2007
Class IA	$18.96
Class IB	$18.76

MANAGEMENT TEAM

The fund is managed by the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader. Michael Petro is the Portfolio Member. During the year ended December 31, 2007, there were no changes to the management team. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The stock market produced solid returns for the first half of 2007. However, the economic outlook worsened in the second half of the year as the subprime mortgage crisis loomed ever larger, dampening the performance of equities. The economically sensitive small-cap asset class proved especially vulnerable to the dramatic speed and depth of the financial downturn, as well as to the consumer spending slowdown that followed. With financial and consumer-related holdings detracting from performance, Putnam VT Small Cap Value Fund’s class IA shares returned –12.44% at net asset value for the 12 months ended December 31, 2007.

The management team’s focus on individual stocks, rather than sectors, is key to the fund’s strategy. Stock selection in basic materials and capital goods, as well as within the troubled consumer cyclicals sector, contributed to returns. Steel Dynamics Inc. continued to benefit from industry consolidation as it regained pricing power, and from strong overseas demand as it added production capacity. Industrial conglomerate Ametek’s successful multi-year acquisition and outsourcing strategies resulted in a healthy return on its assets and favorable operating margins on its capital goods offerings. In addition, successful stock selection within the downtrodden consumer cyclicals sector helped to offset the impact of performance declines. Shares of residential/commercial air conditioning firm Lennox International appreciated significantly as management cultivated the commercial side of its business, managed materials costs well, and revived its underperforming service division.

In general, the subprime mortgage and related credit crisis as well as weak consumer demand had a negative impact on companies represented in the fund’s well-diversified portfolio. Shares of Advanta, one of the fund’s largest holdings and a provider of credit cards for small businesses, suffered significant declines despite having no exposure to mortgage or consumer credit. The fund’s management, perceiving solid value in Advanta as well as a market overreaction, recently bought additional shares on price weakness. Conversely, with direct mortgage exposure through its private mortgage insurance business, Triad Guaranty’s share price dropped precipitously and was eliminated from the portfolio. Directed Electronics, a maker of specialty automotive products including satellite radios, also proved disappointing. The company’s highly leveraged financial position, investor concern about Directed Electronics’ market share amid consolidation in the satellite radio industry, and consumer sector weakness prompted fund management to liquidate the position.

Concern over the possibility of a recession prompted fund management to position the portfolio more defensively during the second half of 2007, increasing fund allocations to consumer staples, utilities, and healthcare stocks. Going forward, the team plans to focus on high-quality companies as well as those that it believes to be exceptionally undervalued, and to increase the importance placed on strong balance sheets in the fund’s stock selection process. Management believes financial stability will be the key to cushioning companies through the market weakness that may occur during 2008.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

29

Putnam VT Utilities Growth and Income Fund

INVESTMENT OBJECTIVE
Capital growth and current income

PORTFOLIO
Common stocks and bonds issued by utility companies

NET ASSET VALUE	December 31, 2007
Class IA	$21.03
Class IB	$20.93

MANAGEMENT TEAM

The fund is managed by the Putnam Global Equity Research and Putnam Core Fixed-Income teams. Michael Yogg is the Portfolio Leader. Matthew Doody, Vivek Gandhi, Craig Goryl, and Kevin Murphy are the Portfolio Members. During the year ended December 31, 2007, Portfolio Member Stephen Burgess left the management team and Matthew Doody, Vivek Gandhi, and Craig Goryl joined the team as Portfolio Members. Information about other funds managed by these individuals can be found beginning on page 40.

Reflects equity holdings and cash only. Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Two factors combined to make 2007 a favorable year for utilities investments. Heightened concern over global warming and the question of how to limit carbon dioxide emissions boosted stock prices of carbon-free nuclear-, hydro- and wind-power generation companies. Secondly, shortages in generation capacity, as well as outdated transmission and distribution grids have prompted a greater focus on infrastructure improvements, contributing to the strong performance of electric and gas utilities. Exposure to currencies other than the U.S. dollar also had a positive impact on performance: As the dollar declined relative to overseas currencies, the value of key foreign holdings increased. Consequently, Putnam VT Utilities Growth and Income Fund’s class IA shares delivered strong performance, returning 20.25% at net asset value for the 12-month period ended December 31, 2007.

Early in the year, the fund’s management team increased the portfolio’s allocation to U.S. electric and gas utilities. At the same time, they reduced its exposure to European utilities, which they thought had become overpriced on merger and acquisition speculation. In hindsight, this reduction proved premature, since European utilities continued to appreciate. Fortunately, effective stock selection among Europe’s utilities compensated for this decision. The U.S.-based utilities appreciated to a greater extent in 2007 than the European stocks they replaced. While most Asia-Pacific markets advanced as well, the large, developed-market utilities, particularly in Japan, where the fund has the bulk of its Asian investments, were up only slightly. An earthquake at the Tokyo Electric (TEPCO) nuclear facility shook the entire industry. Although TEPCO’s stock was not in the portfolio at the time, other companies that buy power from TEPCO had to find other, more expensive, sources. Telecommunications stocks generally kept pace with those of electric and gas utilities.

Several power-generation stocks positioned to benefit from concerns about global warming contributed strongly to performance. These included Exelon and Entergy, the largest U.S. nuclear generators, as well as EDF, the world’s largest such generator and holding company for Electricité de France. All three companies are expected to profit if generators that rely on fossil fuels are restricted or financially penalized, and this possibility is already being reflected in their stock prices. First Solar, which designs and manufactures solar modules that generate electricity, also contributed positively. However, after strong appreciation, management eliminated the position by year end. In the regulated utility sector, the team added to PG&E, a transmission and distribution company, when its stock price declined in late 2007. Even though regulated utilities were decent performers in absolute terms during the period, they underperformed merchant generators and carbon emission companies and may prove an area of opportunity in 2008.

The team believes that higher levels of volatility in the utilities sector are likely in 2008. Nevertheless, many factors appear to bode well for utilities stocks, especially recent carbon emissions legislation, which has the potential to lead to above-average profitability and high levels of profitable investment.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or mid-size companies. Such investments increase the risk of fluctuations in the value of your investment. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

30

Putnam VT Vista Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of midsized companies believed to have potential for capital growth

NET ASSET VALUE	December 31, 2007
Class IA	$15.57
Class IB	$15.26

MANAGEMENT TEAM

The fund is managed by the Putnam Mid Cap Growth Team. Kevin Divney and Raymond Haddad are the Portfolio Leaders. Brian DeChristopher is the Portfolio Member. During the year ended December 31, 2007, Raymond Haddad joined the team as a Portfolio Leader. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The U.S. stock market weathered increased volatility during 2007 as investor anxiety over housing weakness grew and problems in the subprime mortgage market spawned a “credit crunch.” The outlook for the U.S. economy worsened, hitting the financial and consumer sectors of the market hard toward the end of the year, while global demand for basic commodities such as food and fertilizers intensified. While strong in the first half, equity performance moderated over the full year. Growth stocks outperformed value stocks, as the market favored visible earnings and earnings growth over the valuation investment approach. The fund’s management team held to its selection process of blending growth, valuation, and quality criteria, and largely avoided the volatility that occurred with the financial sector. In addition, successful stock selection in the agriculture, energy, and construction sectors overshadowed unfavorable stock selection within consumer cyclicals. The fund’s class IA shares returned 4.08% at net asset value for the 12 months ended December 31, 2007.

Stock selection in a number of market sectors added to returns. The global commodities boom supported the rising share value of CF Industries Holdings, which provides fertilizers that help Indian and Chinese farmers increase crop yields and meet increased U.S. ethanol requirements. With oil production failing to keep up with worldwide demand, heavy usage of support services for oil exploration infrastructure provided by energy holding National Oilwell Varco boosted the company’s share price. In addition, global economic growth sparked demand for Manitowoc Company’s construction services in support of infrastructure projects. Fund management took profits from holdings in Manitowoc, which remains a significant position in the portfolio.

Stock selection in the weak consumer cyclicals sector detracted from fund performance during the period, as consumers reduced spending. RadioShack’s profit margins remained low and its growth flat due to consumer weakness and poor execution of the company’s volume sales and market repositioning strategy. Reduced consumer spending and a failure to meet earnings expectations weighed on consumer cyclical holdings such as clothing retailer American Eagle Outfitters and Dollar Tree Stores. The discount retailer’s customer base is particularly likely to reduce spending in the face of high gasoline prices, weak consumer confidence, and increased unemployment. The team eliminated the RadioShack and American Eagle positions and significantly reduced the size of the Dollar Tree position.

Looking ahead, the management team believes that the consumer sector may weaken further. Therefore, the team expects to reduce fund allocations to consumer cyclical stocks, while increasing allocations to energy, industrials, and technology stocks, where it sees greater opportunity.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

31

Putnam VT Voyager Fund

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Stocks of large and midsize companies believed to have growth potential

NET ASSET VALUE	December 31, 2007
Class IA	$31.99
Class IB	$31.73

MANAGEMENT TEAM

The fund is managed by the Putnam Global Asset Allocation Team. During the year ended December 31, 2007, Kelly Morgan and Robert Ginsberg, of the Putnam Large-Cap Growth Team, were the Portfolio Leaders. However, shortly after the end of the period, both left the management team. Their responsibilities have been assumed by Jeffrey Knight and Robert Schoen of the Global Asset Allocation Team on an interim basis. Information about other funds managed by these individuals can be found beginning on page 40.

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/07 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

The high-liquidity environment that had helped fuel price appreciation among many large-capitalization stocks in the first half of 2007 disappeared as the subprime mortgage crisis, related credit crunch, and U.S. economic outlook all worsened during the year’s second half. In this turbulent environment, Putnam VT Voyager Fund’s performance was affected by investors’ concerns about liquidity in the credit markets, the increase in subprime mortgage defaults, and its negative impact on housing and consumers, and had little to do with the valuation of companies. However, the resulting poor performance of the fund’s financial and consumer cyclical holdings was more than offset by the strength of several technology and health-care positions. The fund’s class IA shares returned 5.79% at net asset value for the 12 months ended December 31, 2007.

Successful stock selection included Apple Computer, whose share price appreciation was supported by strong sales of its iPhone, various iterations of the iPod, and its Macintosh computers. Another technology holding, Google, remained ahead of competitors with a stunning 60% market share of global searches and increasing investor confidence in the strength of its Internet advertising technology. In addition, pharmacy benefit manager Express Scripts’ shares posted gains late in the period after the company forecast strong earnings based on increased use of generic and mail order drugs.

On the negative side, investment bank Bear Stearns suffered from its exposure to several collapsed hedge funds. Fund management liquidated the Bear Stearns position, but maintains confidence in another investment-bank holding, Goldman Sachs, which has a more diversified global franchise and positioning that benefited from the collapse of the mortgage market. The underlying fund’s position in Countrywide Financial was also a detractor. However, the team eliminated this position, redeploying the assets into other areas believed to have better upside once the market stabilizes. Within consumer cyclicals, a large position in McGraw-Hill was set back by investor concerns that its subsidiary, Standard & Poor’s, might be vulnerable to potential legal challenges related to perceived malpractice in its ratings of firms with subprime exposure. Believing the business model of the ratings agencies would remain unchanged, and factoring in the strength of McGraw-Hill’s publishing business, the team maintained the position. Harley-Davidson shares lost value due to investors’ concerns about potential defaults in its lending portfolio and slow U.S. sales. The team trimmed the position in the second half of the year, but maintained it, expecting the company’s international business to expand.

At year end, the management team’s bottom-up stock selection process had produced a portfolio heavily weighted in the financial sector, where the focus was on companies poised to thrive beyond the current turmoil (credit card issuers, investment banks, brokerage and asset managers). A similar approach is being taken with regard to capital goods holdings; defense and aerospace companies are being emphasized. The fund also has a significant weighting within consumer cyclicals (media and retail), technology (software, services, communication equipment and hardware) and health care (PBM’s, HMO’s and devices) sectors. The team’s outlook for the consumer staples, transportation, and energy sectors are more cautious and some positions have been reduced or eliminated.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

32

Cumulative total returns of a $10,000
investment in class IA and class IB shares at
net asset value

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

33

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

34

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

35

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

36

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

37

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

38

Cumulative total returns of a $10,000
investment in class IA and class IB shares
at net asset value

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index. See pages 3 and 4 for performance calculation method.

39

Other Funds Managed by PVT Fund Management Team Members

Listed below are the Putnam Funds managed by the team members discussed in this report. The individuals listed may also manage other retail mutual fund counterparts to the Putnam VT Funds discussed in this report or other accounts advised by Putnam Management or an affiliate.

Name	Portfolio Leader	Portfolio Member

Michael Abata	Classic Equity Fund	VT Growth and Income Fund
VT New Value Fund

Sheba Alexander	VT Health Sciences Fund	None

Michael Atkin	None	VT Diversified Income Fund
Global Income Trust
Master Intermediate Income Trust
Premier Income Trust

Rob Bloemker	VT American Government Income Fund	VT Diversified Income Fund
	VT Income Fund	Global Income Trust
	U.S. Government Income Trust	Premier Income Trust
Master Intermediate Income Trust

Norman Boucher	None	Floating Rate Income Fund
VT High Yield Fund
High Yield Advantage Fund

Joshua Byrne	VT International Equity Fund	None
Europe Equity Fund

Richard Cervone	None	VT Capital Appreciation Fund
VT Investors Fund
Tax Smart Equity Fund®

Kelsey Chen	VT Health Sciences Fund	None

Daniel Choquette	None	VT American Government Income Fund
U.S. Government Income Trust

Kevin Cronin	None	VT Income Fund

Brook Dane	None	VT Research Fund

Simon Davis	VT International Equity Fund	Europe Equity Fund

Brian DeChristopher	None	VT Vista Fund
VT New Opportunities Fund

Stephen Dexter	VT International New Opportunities Fund	None

Kevin Divney	VT New Opportunities Fund	None
VT Vista Fund

Matthew Doody	None	VT Utilities Growth and Income Fund

Joanne Driscoll	VT Money Market Fund	None
Prime Money Market Fund
Tax Exempt Money Market Fund

Randy Farina	None	VT Capital Opportunities Fund
International Capital Opportunities Fund

John Ferry	None	VT Capital Opportunities Fund
International Capital Opportunities Fund

Vivek Gandhi	None	VT Utilities Growth and Income Fund

Bartlett Geer	VT Equity Income Fund	None

Craig Goryl	None	VT Utilities Growth and Income Fund

Bradford Greenleaf	None	VT Global Equity Fund

Raymond Haddad	VT New Opportunities Fund	VT Discovery Growth Fund
	VT OTC & Emerging Growth Fund	VT OTC & Emerging Growth Fund
VT Vista Fund

Eric Harthun	VT Growth and Income Fund	None
Classic Equity Fund

Pamela Holding	VT International Growth and Income Fund	None

Darren Jaroch	None	VT International Growth and Income Fund

Joseph Joseph	VT Capital Opportunities Fund	VT Capital Appreciation Fund
International Capital Opportunities Fund

40

Name	Portfolio Leader	Portfolio Member

Austin Kairnes	None	VT Equity Income Fund

Robert Kea	None	VT Global Asset Allocation Fund
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

Geoffrey Kelley	None	VT The George Putnam Fund of Boston

David L. King	VT New Value Fund	VT Growth and Income Fund
Convertible Income-Growth Trust
High Income Securities Fund

Jeffrey Knight	VT Global Asset Allocation Fund	VT Discovery Growth Fund
	Asset Allocation: Balanced Portfolio	VT The George Putnam Fund of Boston
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
VT Growth Opportunities Fund
Income Strategies Fund
VT Voyager Fund

D. William Kohli	VT Diversified Income Fund	None
Global Income Trust
Master Intermediate Income Trust
Premier Income Trust

Shigeki Makino	VT Global Equity Fund	None

Jeanne Mockard	VT The George Putnam Fund of Boston	None

Gerald Moore	VT New Opportunities Fund	None

Kevin Murphy	None	VT Diversified Income Fund
VT Income Fund
Master Intermediate Income Trust
Premier Income Trust
VT Utilities Growth and Income Fund

Michael Petro	None	VT Small Cap Value Fund

James Polk	VT Mid Cap Value Fund	None

Michael Salm	None	VT American Government Income Fund
Global Income Trust
VT Income Fund
U.S. Government Income Trust

Robert Salvin	High Income Securities Fund	Convertible Income-Growth Trust
Floating Rate Income Fund
VT High Yield Fund
High Yield Advantage Fund

Paul Scanlon	VT High Yield Fund	VT Diversified Income Fund
	Floating Rate Income Fund	Master Intermediate Income Trust
	High Yield Advantage Fund	Premier Income Trust

Robert Schoen	VT Growth Opportunities Fund	VT Global Asset Allocation Fund
	VT Voyager Fund	Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
RetirementReady® Funds
Income Strategies Fund

Walter Scully	None	VT Research Fund

Denise Selden	None	VT International New Opportunities Fund

H. David Shea	None	VT International New Opportunities Fund

Edward Shadek	VT Mid Cap Value Fund	None
VT Small Cap Value Fund

Raman Srivastava	None	VT The George Putnam Fund of Boston
Global Income Trust
VT Income Fund

41

Name	Portfolio Leader	Portfolio Member

Jonathan Topper	None	VT Money Market Fund
Prime Money Market Fund
Tax Exempt Money Market Fund

Franz Valencia	None	VT Capital Opportunities Fund
International Capital Opportunities Fund

Richard Weed	VT Discovery Growth Fund	VT New Opportunities Fund
VT OTC & Emerging Growth Fund
Small Cap Growth Fund

James Wiess	VT Investors Fund	None
VT Capital Appreciation Fund
Tax Smart Equity Fund®

Michael Yogg	VT Utilities Growth and Income Fund	None

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Understanding your VT fund’s expenses

As an investor in a variable annuity product that in turn invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information in this section, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. In addition, charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the table in this section, containing expense and value information, show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2007 to December 31, 2007. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this part of the table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (“Expenses paid per $1,000”) for the class of shares you own (using the first two class IA and class IB columns only).

Compare your fund’s expenses with those of other funds

You can also use this table to compare your fund’s expenses with those of other funds. The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the two right-hand columns of the table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other VT funds and mutual funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended December 31, 2007. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. During all or a portion of the period, all of the VT funds limited their expenses; had they not done so, expenses would have been higher.

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/07		ENDED 12/31/07

	Class IA	Class IB	Class IA	Class IB

VT American Government Income Fund
Expenses paid per $1,000	$3.24	$4.54	$3.16	$4.43
Ending value (after expenses)	$1,070.30	$1,069.50	$1,022.08	$1,020.82
Annualized expense ratio*	0.62%	0.87%	0.62%	0.87%
Lipper peer group avg. expense ratio†	0.62%	0.87%	0.62%	0.87%

VT Capital Appreciation Fund
Expenses paid per $1,000	$3.91	$5.08	$4.23	$5.50
Ending value (after expenses)	$868.70	$867.60	$1,021.02	$1,019.76
Annualized expense ratio*	0.83%	1.08%	0.83%	1.08%
Lipper peer group avg. expense ratio†	0.83%	1.08%	0.83%	1.08%

VT Capital Opportunities Fund
Expenses paid per $1,000	$4.37	$5.51	$4.84	$6.11
Ending value (after expenses)	$823.40	$822.20	$1,020.42	$1,019.16
Annualized expense ratio*	0.95%	1.20%	0.95%	1.20%
Lipper peer group avg. expense ratio†	0.98%	1.23%	0.98%	1.23%

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			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/07		ENDED 12/31/07

	Class IA	Class IB	Class IA	Class IB

VT Discovery Growth Fund
Expenses paid per $1,000	$4.11	$5.35	$4.18	$5.45
Ending value (after expenses)	$987.00	$985.10	$1,021.07	$1,019.81
Annualized expense ratio*	0.82%	1.07%	0.82%	1.07%
Lipper peer group avg. expense ratio†	0.82%	1.07%	0.82%	1.07%

VT Diversified Income Fund
Expenses paid per $1,000	$3.82	$5.09	$3.82	$5.09
Ending value (after expenses)	$1,020.90	$1,019.90	$1,021.42	$1,020.16
Annualized expense ratio*	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio†	0.76%	1.01%	0.76%	1.01%

VT Equity Income Fund
Expenses paid per $1,000	$3.70	$4.93	$3.82	$5.09
Ending value (after expenses)	$958.00	$956.50	$1,021.42	$1,020.16
Annualized expense ratio*	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio†	0.82%	1.07%	0.82%	1.07%

VT The George Putnam Fund of Boston
Expenses paid per $1,000	$3.62	$4.86	$3.72	$4.99
Ending value (after expenses)	$968.40	$967.40	$1,021.53	$1,020.27
Annualized expense ratio*	0.73%	0.98%	0.73%	0.98%
Lipper peer group avg. expense ratio†	0.78%	1.03%	0.78%	1.03%

VT Global Asset Allocation Fund
Expenses paid per $1,000	$3.85	$5.09	$3.92	$5.19
Ending value (after expenses)	$981.40	$980.30	$1,021.32	$1,020.06
Annualized expense ratio*	0.77%	1.02%	0.77%	1.02%
Lipper peer group avg. expense ratio†	0.79%	1.04%	0.79%	1.04%

VT Global Equity Fund
Expenses paid per $1,000	$4.30	$5.53	$4.43	$5.70
Ending value (after expenses)	$960.50	$958.90	$1,020.82	$1,019.56
Annualized expense ratio*	0.87%	1.12%	0.87%	1.12%
Lipper peer group avg. expense ratio†	0.87%	1.12%	0.87%	1.12%

VT Growth and Income Fund
Expenses paid per $1,000	$2.66	$3.85	$2.85	$4.13
Ending value (after expenses)	$884.80	$883.80	$1,022.38	$1,021.12
Annualized expense ratio*	0.56%	0.81%	0.56%	0.81%
Lipper peer group avg. expense ratio†	0.81%	1.06%	0.81%	1.06%

VT Growth Opportunities Fund
Expenses paid per $1,000	$4.11	$5.37	$4.13	$5.40
Ending value (after expenses)	$1,010.90	$1,011.00	$1,021.12	$1,019.86
Annualized expense ratio*	0.81%	1.06%	0.81%	1.06%
Lipper peer group avg. expense ratio†	0.82%	1.07%	0.82%	1.07%

VT Health Sciences Fund
Expenses paid per $1,000	$3.84	$5.07	$3.97	$5.24
Ending value (after expenses)	$952.70	$951.00	$1,021.27	$1,020.01
Annualized expense ratio*	0.78%	1.03%	0.78%	1.03%
Lipper peer group avg. expense ratio†	0.99%	1.24%	0.99%	1.24%

VT High Yield Fund
Expenses paid per $1,000	$3.67	$4.92	$3.72	$4.99
Ending value (after expenses)	$993.30	$991.90	$1,021.53	$1,020.27
Annualized expense ratio*	0.73%	0.98%	0.73%	0.98%
Lipper peer group avg. expense ratio†	0.73%	0.98%	0.73%	0.98%

VT Income Fund
Expenses paid per $1,000	$2.93	$4.21	$2.91	$4.18
Ending value (after expenses)	$1,039.30	$1,037.90	$1,022.33	$1,021.07
Annualized expense ratio*	0.57%	0.82%	0.57%	0.82%
Lipper peer group avg. expense ratio†	0.58%	0.83%	0.58%	0.83%

VT International Equity Fund
Expenses paid per $1,000	$4.03	$5.27	$4.13	$5.40
Ending value (after expenses)	$975.50	$974.30	$1,021.12	$1,019.86
Annualized expense ratio*	0.81%	1.06%	0.81%	1.06%
Lipper peer group avg. expense ratio†	1.02%	1.27%	1.02%	1.27%

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			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/07		ENDED 12/31/07

	Class IA	Class IB	Class IA	Class IB

VT International Growth and Income Fund
Expenses paid per $1,000	$4.51	$5.75	$4.63	$5.90
Ending value (after expenses)	$966.20	$964.90	$1,020.62	$1,019.36
Annualized expense ratio*	0.91%	1.16%	0.91%	1.16%
Lipper peer group avg. expense ratio†	0.93%	1.18%	0.93%	1.18%

VT International New Opportunities Fund
Expenses paid per $1,000	$5.59	$6.84	$5.65	$6.92
Ending value (after expenses)	$996.60	$995.10	$1,019.61	$1,018.35
Annualized expense ratio*	1.11%	1.36%	1.11%	1.36%
Lipper peer group avg. expense ratio†	1.12%	1.37%	1.12%	1.37%

VT Investors Fund
Expenses paid per $1,000	$3.50	$4.70	$3.72	$4.99
Ending value (after expenses)	$902.00	$900.90	$1,021.53	$1,020.27
Annualized expense ratio*	0.73%	0.98%	0.73%	0.98%
Lipper peer group avg. expense ratio†	0.80%	1.05%	0.80%	1.05%

VT Mid Cap Value Fund
Expenses paid per $1,000	$4.23	$5.44	$4.43	$5.70
Ending value (after expenses)	$927.30	$925.80	$1,020.82	$1,019.56
Annualized expense ratio*	0.87%	1.12%	0.87%	1.12%
Lipper peer group avg. expense ratio†	0.91%	1.16%	0.91%	1.16%

VT Money Market Fund
Expenses paid per $1,000	$2.35	$3.62	$2.35	$3.62
Ending value (after expenses)	$1,025.20	$1,023.90	$1,022.89	$1,021.63
Annualized expense ratio*	0.46%	0.71%	0.46%	0.71%
Lipper peer group avg. expense ratio†	0.50%	0.75%	0.50%	0.75%

VT New Opportunities Fund
Expenses paid per $1,000	$3.61	$4.85	$3.67	$4.94
Ending value (after expenses)	$987.20	$985.60	$1,021.58	$1,020.32
Annualized expense ratio*	0.72%	0.97%	0.72%	0.97%
Lipper peer group avg. expense ratio†	0.82%	1.07%	0.82%	1.07%

VT New Value Fund
Expenses paid per $1,000	$3.62	$4.80	$3.87	$5.14
Ending value (after expenses)	$887.80	$886.50	$1,021.37	$1,020.11
Annualized expense ratio*	0.76%	1.01%	0.76%	1.01%
Lipper peer group avg. expense ratio†	0.83%	1.08%	0.83%	1.08%

VT OTC & Emerging Growth Fund
Expenses paid per $1,000	$4.47	$5.72	$4.58	$5.85
Ending value (after expenses)	$972.00	$972.60	$1,020.67	$1,019.41
Annualized expense ratio*	0.90%	1.15%	0.90%	1.15%
Lipper peer group avg. expense ratio†	0.90%	1.15%	0.90%	1.15%

VT Research Fund
Expenses paid per $1,000	$3.85	$5.07	$4.02	$5.30
Ending value (after expenses)	$935.60	$934.60	$1,021.22	$1,019.96
Annualized expense ratio*	0.79%	1.04%	0.79%	1.04%
Lipper peer group avg. expense ratio†	0.80%	1.05%	0.80%	1.05%

VT Small Cap Value Fund
Expenses paid per $1,000	$4.02	$5.16	$4.48	$5.75
Ending value (after expenses)	$813.40	$812.10	$1,020.77	$1,019.51
Annualized expense ratio*	0.88%	1.13%	0.88%	1.13%
Lipper peer group avg. expense ratio†	1.01%	1.26%	1.01%	1.26%

VT Utilities Growth and Income Fund
Expenses paid per $1,000	$4.17	$5.48	$4.02	$5.30
Ending value (after expenses)	$1,093.00	$1,091.80	$1,021.22	$1,019.96
Annualized expense ratio*	0.79%	1.04%	0.79%	1.04%
Lipper peer group avg. expense ratio†	0.83%	1.08%	0.83%	1.08%

VT Vista Fund
Expenses paid per $1,000	$3.73	$4.97	$3.82	$5.09
Ending value (after expenses)	$973.10	$972.00	$1,021.42	$1,020.16
Annualized expense ratio*	0.75%	1.00%	0.75%	1.00%
Lipper peer group avg. expense ratio†	0.90%	1.15%	0.90%	1.15%

45

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/07		ENDED 12/31/07

	Class IA	Class IB	Class IA	Class IB

VT Voyager Fund
Expenses paid per $1,000	$3.45	$4.72	$3.47	$4.74
Ending value (after expenses)	$1,014.00	$1,012.40	$1,021.78	$1,020.52
Annualized expense ratio*	0.68%	0.93%	0.68%	0.93%
Lipper peer group avg. expense ratio†	0.82%	1.07%	0.82%	1.07%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of expenses of the mutual funds serving as investment vehicles for variable insurance products in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce subaccount expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by class IB shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

46

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Each fund’s Morningstar Risk is shown alongside that of the average variable annuity/variable life fund (VA/L) in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

47

Note: Morningstar® Risk is not shown for money market funds.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class IB shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

48

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and, for certain funds in Putnam Variable Trust, their sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and, as applicable, sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused

49

their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

	Actual Management	Total Expenses
	Fee (percentile)	(percentile)

Putnam VT American Government Income Fund	26	32

Putnam VT Capital Appreciation Fund	5	45

Putnam VT Capital Opportunities Fund	1	39

Putnam VT Discovery Growth Fund	1	45

Putnam VT Diversified Income Fund	71	50

Putnam VT Equity Income Fund	13	53

Putnam VT The George Putnam Fund of Boston	52	44

Putnam VT Global Asset Allocation Fund	67	75

Putnam VT Global Equity Fund	56	28

Putnam VT Growth and Income Fund	7	7

Putnam VT Growth Opportunities Fund	7	55

Putnam VT Health Sciences Fund	56	44

Putnam VT High Yield Fund	66	55

Putnam VT Income Fund	86	36

Putnam VT International Equity Fund	21	17

Putnam VT International Growth and Income Fund	34	31

Putnam VT International New Opportunities Fund	74	68

Putnam VT Investors Fund	28	31

Putnam VT Mid Cap Value Fund	39	61

Putnam VT Money Market Fund	59	66

Putnam VT New Opportunities Fund	18	9

Putnam VT New Value Fund	43	29

Putnam VT OTC & Emerging Growth Fund	21	21

Putnam VT Research Fund	12	28

Putnam VT Small Cap Value Fund	29	14

Putnam VT Utilities Growth and Income Fund	71	14

Putnam VT Vista Fund	7	14

Putnam VT Voyager Fund	10	10

(Because a fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.)

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The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will be applied to Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Health Sciences Fund, Putnam VT International New Opportunities Fund, and Putnam VT Money Market Fund.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior

51

management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered the Lipper peer group percentile rankings of the funds’ class IA total return performance results. This information is shown in the following table. These rankings were determined on a cumulative-return basis and are for the one-, three-, and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds). Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. More recent Lipper performance ranking information for the funds is included later in this section. Past performance is no guarantee of future returns.

	One-year	Three-year	Five-year
IA Share as of 3/31/07	period	period	period

Putnam VT American Government Income Fund	34% (68)	97% (59)	91% (43)
Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Appreciation Fund	19% (158)	26% (119)	30% (89)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Capital Opportunities Fund	19% (126)	11% (108)	—
Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Discovery Growth Fund	32% (158)	42% (119)	49% (89)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Diversified Income Fund	38% (50)	29% (44)	25% (36)
Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	33% (60)	72% (49)	—
Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund of Boston	13% (173)	67% (101)	74% (78)
Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	23% (151)	39% (101)	30% (77)
Lipper VP (Underlying Funds) — Mixed-Asset Target Alloc. Growth Funds

Putnam VT Global Equity Fund	34% (26)	53% (22)	50% (17)
Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Growth and Income Fund	77% (98)	73% (87)	68% (61)
Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	39% (198)	84% (183)	92% (138)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT Health Sciences Fund	72% (38)	41% (31)	64% (21)
Lipper VP (Underlying Funds) — Specialty/Miscellaneous Funds

Putnam VT High Yield Fund	9% (108)	18% (88)	21% (76)
Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	5% (40)	24% (37)	49% (32)
Lipper VP (Underlying Funds) — Corporate Debt Funds A-Rated

Putnam VT International Equity Fund	16% (132)	42% (123)	68% (100)
Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Growth and Income Fund	41% (36)	25% (31)	32% (24)
Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International New Opportunities Fund	19% (64)	32% (49)	34% (47)
Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	79% (213)	18% (193)	14% (160)
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	55% (65)	13% (56)	—
Lipper VP (Underlying Funds) — Mid-Cap Value Funds

52

	One-year	Three-year	Five-year
IA Share as of 3/31/07	period	period	period

Putnam VT Money Market Fund	29% (108)	28% (103)	27% (93)
Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	58% (158)	41% (119)	45% (89)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT New Value Fund	50% (83)	50% (75)	27% (51)
Lipper VP (Underlying Funds) — Multi-Cap Value Funds

Putnam VT OTC & Emerging Growth Fund	18% (149)	53% (134)	73% (108)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Research Fund	77% (202)	76% (153)	82% (118)
Lipper VP (Underlying Funds) — Multi-Cap Core Funds

Putnam VT Small Cap Value Fund	35% (39)	34% (35)	43% (20)
Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Utilities Growth and Income Fund	31% (32)	70% (25)	64% (21)
Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Vista Fund	89% (149)	43% (134)	66% (108)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	67% (198)	83% (183)	82% (138)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. In addition, results do not reflect charges and expenses at the insurance company separate account level.) The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust and further examined their performance for the one-, three-, and five-year periods ended March 31, 2007. In this regard, the Trustees considered the following actions taken by Putnam Management to address these funds’ performance:

Putnam VT American Government Income Fund — Putnam Management believes that one factor in Putnam VT American Government Income Fund’s 97th and 91st percentile performance in the three- and five-year periods, respectively, has been its selection of higher-quality bonds during recent periods, when lower-quality bonds have had strong relative performance. In addition, Putnam Management notes that this fund’s performance is measured against a small Lipper peer group with an extremely narrow dispersion of performance figures, which may create distortions in comparative information. Putnam Management continues to believe that the fund’s investment strategy and process is designed to produce attractive relative performance over longer periods.

Putnam VT Growth and Income Fund — Putnam VT Growth and Income Fund was in the 77th percentile of its Lipper category for the one-year period. In May of 2006, changes were made to the management team with the appointment of Eric Harthun as co-Portfolio leader, the departure of Hugh Mullin and Josh Brooks, and the retirement of Christopher Miller. These changes to management were designed to strengthen the fund’s investment process and stock selection, which uses a blend of fundamental and quantitative research. Putnam Management believes that with the new investment team, and despite disadvantageous market conditions in June and July of 2006 and in February and March of 2007, the fund is well positioned for a turn-around in performance.

Putnam VT Growth Opportunities Fund — Putnam VT Growth Opportunities Fund was in the fourth quartile for the three- and five-year periods. In an effort to clarify and strengthen the fund’s strategy for growth investing, management changes were made in February 2005 with Kelly Morgan and Rob Ginsberg taking over responsibility for the fund. Putnam Management believes that with the new investment team, and despite disadvantageous market conditions in February and March of 2007, the fund is well positioned for a turn-around in relative performance.

Putnam VT Investors Fund — Putnam VT Investors Fund was in the 79th percentile of its Lipper category for the one-year period. Putnam Management continues to have confidence in the investment process for this fund given its strong longer term record, recognizing the tendency for short term variability over a market cycle.

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Putnam VT Research Fund — Putnam VT Research Fund was in the 77th percentile of its Lipper category for the one-year period, the 76th percentile for the three-year period and the 82nd percentile for the five-year period. Putnam Management believes that the fund’s investment process strategy and execution contributed to its relative underperformance during these periods. Over the last nine months, Putnam Management has made enhancements to its process and execution by refining the quantitative analysis brought to stock selection processes.

Putnam VT Vista Fund — Putnam VT Vista Fund was in the 89th percentile of its Lipper peer group for the one-year period. The fund’s portfolio leader, Kevin Divney, is aggressively reviewing and reevaluating the investment process by focusing on rank ordering of stocks and strengthening fundamental analysis.

Putnam VT Voyager Fund — Putnam VT Voyager was in the 83rd percentile for its Lipper category for the three-year period and the 82nd percentile for the five-year period. In an effort to clarify and strengthen the fund’s strategy for growth investing, management changes were made in February 2005 with Kelly Morgan and Rob Ginsberg taking over responsibility for the fund. Putnam Management believes that with the new investment team, and despite disadvantageous market conditions in February and March of 2007, the fund is well positioned for a turn-around in relative performance.

* * *

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management

54

services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

More Recent Peer Group Rankings

More recent Lipper percentile rankings are shown for the funds in the following table. Note that this information was not available to the Trustees when they approved the continuance of the funds’ management contract. The table shows the Lipper peer group percentile rankings of the funds’ class IA total return performance at net asset value. These rankings were determined on an annualized basis and are for the one-, five-, and ten-year periods ended on the most recent calendar quarter (December 31, 2007). Where applicable, the table also shows the fund’s rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds.

	One-year	Five-year	Ten-year
IA Share as of 12/31/07	period	period	period

Putnam VT American Government Income Fund	26% (18/69)	80% (40/49)	—
Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Appreciation Fund	100% (213/214)	93% (120/129)	—
Lipper VP (Underlying Funds) — Multi-Cap Core Funds

Putnam VT Capital Opportunities Fund	92% (113/123)	—	—
Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Discovery Growth Fund	67% (111/167)	60% (61/102)	—
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Diversified Income Fund	66% (34/51)	20% (8/40)	73% (13/17)
Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	36% (21/58)	—	—
Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund of Boston	96% (174/182)	85% (82/86)	—
Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	87% (152/174)	53% (43/81)	78% (37/47)
Lipper VP (Underlying Funds) — Mixed-Asset Target Alloc Growth Funds

Putnam VT Global Equity Fund	36% (12/33)	50% (10/19)	88% (7/7)
Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Growth and Income Fund	96% (92/95)	88% (62/70)	70% (14/19)
Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	88% (179/204)	97% (160/165)	—
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT Health Sciences Fund	92% (33/35)	90% (25/27)	—
Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT High Yield Fund	24% (26/108)	15% (12/80)	43% (18/41)
Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	49% (20/40)	37% (13/35)	60% (16/26)
Lipper VP (Underlying Funds) — Corporate Debt Funds A-Rated

Putnam VT International Equity Fund	81% (110/135)	80% (91/113)	18% (8/46)
Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Growth and Income Fund	55% (20/36)	43% (11/25)	54% (8/14)
Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International New Opportunities Fund	48% (34/71)	60% (29/48)	60% (13/21)
Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	99% (200/203)	76% (124/163)	—
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	50% (33/66)	—	—
Lipper VP (Underlying Funds) — Mid-Cap Value Funds

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	One-year	Five-year	Ten-year
IA Share as of 12/31/07	period	period	period

Putnam VT Money Market Fund	13% (14/107)	25% (23/94)	26% (17/66)
Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	81% (135/167)	64% (65/102)	79% (30/37)
Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT New Value Fund	79% (70/88)	54% (35/65)	40% (8/19)
Lipper VP (Underlying Funds) — Multi-Cap Value Funds

Putnam VT OTC & Emerging Growth Fund	64% (98/154)	66% (79/119)	—
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Research Fund	91% (185/203)	92% (150/163)	—
Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	85% (37/43)	35% (10/28)	—
Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Utilities Growth and Income Fund	78% (27/34)	58% (15/25)	70% (7/9)
Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Vista Fund	95% (147/154)	78% (93/119)	91% (28/30)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	88% (180/204)	94% (156/165)	68% (37/54)
Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-eight funds that are a series of Putnam Variable Trust (the “Trust”) at December 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2008

57

Putnam VT American Government Income Fund

The fund’s portfolio
12/31/07

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (43.2%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (3.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
April 15, 2028 to October 20, 2037	$3,997,530	$4,131,078
6s, April 15, 2028	131,185	135,747
		4,266,825

U.S. Government Agency Mortgage Obligations (40.1%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
September 1, 2030 to July 1, 2031	217,328	229,927
7 1/2s, October 1, 2014	31,659	33,367
7s, with due dates from
November 1, 2026 to May 1, 2032	1,900,599	1,994,827
6s, with due dates from
May 1, 2021 to August 1, 2021	362,252	370,346
5 1/2s, December 1, 2033	547,826	547,590
5 1/2s, October 1, 2018	391,211	397,783
5s, with due dates from
May 1, 2018 to November 1, 2018	4,941,038	4,975,587
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, with due dates from
October 1, 2029 to August 1, 2031	224,767	241,537
7s, with due dates from December 1,
2028 to December 1, 2035	3,727,714	3,918,083
6 1/2s, September 1, 2036	613,589	630,822
6 1/2s, TBA, January 1, 2038	4,000,000	4,110,625
6s, July 1, 2021	1,872,586	1,916,182
5 1/2s, with due dates from
July 1, 2037 to October 1, 2037	999,993	998,548
5 1/2s, with due dates from
June 1, 2014 to January 1, 2021	3,224,732	3,276,406
5 1/2s, TBA, January 1, 2038	31,600,000	31,550,625
4 1/2s, October 1, 2035	441,828	418,821
		55,611,076

Total U.S. government and agency
mortgage obligations (cost $59,301,847)		$59,877,901

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.9%)*

Principal amount		Value

Fannie Mae 4 1/4s, August 15, 2010	$1,700,000	$1,727,165
Federal Farm Credit Bank 5 3/4s,
January 18, 2011	10,000,000	10,557,375

Total U.S. government agency obligations
(cost $11,558,396)		$12,284,540

U.S. TREASURY OBLIGATIONS (12.6%)*

Principal amount		Value

U.S. Treasury Bonds
8s, November 15, 2021	$4,260,000	$5,829,544
6 1/4s, May 15, 2030	6,505,000	8,121,086
U.S. Treasury Notes 4 1/4s,
September 30, 2012	3,409,000	3,527,783

Total U.S. treasury obligations
(cost $15,832,293)		$17,478,413

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)*

Principal amount		Value

Banc of America Commercial Mortgage, Inc.
Ser. 06-4, Class A4, 5.634s, 2046	$80,000	$79,368
Ser. 04-3, Class A5, 5.316s, 2039	30,000	29,677
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO
(Interest only), 0.324s, 2034	1,176,997	2,624
Ser. 05-E, Class 2, IO, 0.304s, 2035	3,149,366	14,329
Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6,
Class 2A5, IO, 1.785s, 2037	384,671	21,694
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
1.317s, 2035	1,511,782	88,585
IFB Ser. 05-R2, Class 1AS, IO,
0.938s, 2035	4,166,031	180,896
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.811s,
2039	26,000	26,594
IFB Ser. 06-9, Class 7A2, IO,
1.685s, 2036	426,372	13,524
CS First Boston Mortgage Securities Corp.
Ser. 04-C2,
Class A2, 5.416s, 2036	40,000	40,581
Fannie Mae
IFB Ser. 07-75, Class JS, 13.44s, 2037	189,021	249,858
IFB Ser. 07-75, Class CS, 11.445s, 2037	123,196	166,184
IFB Ser. 07-75, Class ES, 11.01s, 2036	99,002	121,994
IFB Ser. 06-62, Class PS, 10.71s, 2036	224,031	281,686
IFB Ser. 06-76, Class QB, 10.41s, 2036	282,574	356,684
IFB Ser. 06-63, Class SP, 10.11s, 2036	307,911	382,955
Ser. 03-W6, Class PT1, 10.099s, 2042	276,171	309,570
IFB Ser. 07-W7, Class 1A4, 9.99s, 2037	118,863	141,786
IFB Ser. 06-49, Class SE, 9.54s, 2036	193,826	228,666
IFB Ser. 06-104, Class GS, 9.403s, 2036	97,447	118,102
IFB Ser. 06-60, Class TK, 9.14s, 2036	98,230	114,959
IFB Ser. 06-104, Class ES, 9 1/8s, 2036	117,274	141,728
IFB Ser. 07-1, Class NK, 8.993s, 2037	256,381	312,160
IFB Ser. 07-81, Class SC, 8.61s, 2037	115,949	137,733
IFB Ser. 06-104, Class CS, 7.808s, 2036	146,586	165,518
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	151,722	164,266
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	80,270	86,899

58

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

Principal amount		Value

Fannie Mae
Ser. 02-14, Class A2, 7 1/2s, 2042	$52,476	$56,096
Ser. 01-T10, Class A2, 7 1/2s, 2041	352,939	379,228
Ser. 02-T4, Class A3, 7 1/2s, 2041	103,396	110,252
Ser. 01-T12, Class A2, 7 1/2s, 2041	144,497	153,928
Ser. 01-T3, Class A1, 7 1/2s, 2040	703	748
Ser. 99-T2, Class A1, 7 1/2s, 2039	56,969	61,586
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	192,248	205,534
Ser. 02-T1, Class A3, 7 1/2s, 2031	454,578	486,633
Ser. 00-T6, Class A1, 7 1/2s, 2030	202,089	216,073
Ser. 01-T5, Class A3, 7 1/2s, 2030	2,012	2,148
IFB Ser. 07-30, Class FS, 7.295s, 2037	253,847	285,340
IFB Ser. 06-115, Class ES, 7.1s, 2036	105,790	123,600
Ser. 02-26, Class A1, 7s, 2048	277,248	294,418
Ser. 04-W12, Class 1A3, 7s, 2044	146,140	156,547
Ser. 04-T3, Class 1A3, 7s, 2044	315,667	337,775
Ser. 04-T2, Class 1A3, 7s, 2043	106,312	113,782
Ser. 03-W8, Class 2A, 7s, 2042	1,015,148	1,081,959
Ser. 03-W3, Class 1A2, 7s, 2042	102,626	109,193
Ser. 02-T16, Class A2, 7s, 2042	715,908	761,523
Ser. 02-T19, Class A2, 7s, 2042	448,741	477,746
Ser. 02-14, Class A1, 7s, 2042	358,381	379,277
Ser. 01-T10, Class A1, 7s, 2041	198,310	209,410
Ser. 02-T4, Class A2, 7s, 2041	449,069	474,323
Ser. 01-W3, Class A, 7s, 2041	80,215	85,557
Ser. 04-W1, Class 2A2, 7s, 2033	739,227	790,157
IFB Ser. 05-74, Class CP, 6.912s, 2035	277,057	315,086
IFB Ser. 06-27, Class SP, 6.728s, 2036	201,000	228,073
IFB Ser. 06-8, Class HP, 6.728s, 2036	219,943	249,141
IFB Ser. 06-8, Class WK, 6.728s, 2036	346,737	389,688
IFB Ser. 05-106, Class US, 6.728s, 2035	332,930	378,345
IFB Ser. 05-99, Class SA, 6.728s, 2035	164,433	182,220
IFB Ser. 05-115, Class NQ, 6.694s, 2036	76,928	84,812
IFB Ser. 05-74, Class CS, 6.641s, 2035	316,206	347,122
IFB Ser. 05-74, Class DM, 6.545s, 2035	326,646	364,459
Ser. 371, Class 2, IO, 6 1/2s, 2036	455,927	100,081
IFB Ser. 06-60, Class CS, 6.252s, 2036	140,863	149,333
IFB Ser. 05-114, Class SP, 6.201s, 2036	95,369	100,285
IFB Ser. 07-96, Class AS, 5.825s, 2037	100,299	109,149
FRB Ser. 07-103, Class HB, 5.265s, 2037	2,210,000	2,213,536
FRB Ser. 07-95, Class A1, 5.115s, 2036	2,776,774	2,757,614
FRB Ser. 07-95, Class A2, 5.115s, 2036	8,329,000	8,259,869
FRB Ser. 07-95, Class A3, 5.115s, 2036	2,308,000	2,223,296
FRB Ser. 07-101, Class A2, 5.115s, 2036	1,994,000	1,980,840
FRB Ser. 07-114, Class A1, 5.065s, 2037	6,238,683	6,203,746
IFB Ser. 05-106, Class JC, 5.039s, 2035	190,796	194,687
IFB Ser. 05-83, Class QP, 4.745s, 2034	112,521	114,525
IFB Ser. 05-72, Class SB, 4.713s, 2035	113,361	116,930
IFB Ser. 05-57, Class MN, 4.477s, 2035	222,393	231,112
IFB Ser. 07-W6, Class 6A2, IO,
2.935s, 2037	175,089	17,395

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-90, Class SE, IO,
2.935s, 2036	$102,805	$12,644
IFB Ser. 03-66, Class SA, IO,
2.785s, 2033	276,633	28,430
IFB Ser. 07-W6, Class 5A2, IO,
2.425s, 2037	232,614	21,930
IFB Ser. 07-W4, Class 4A2, IO,
2.415s, 2037	824,138	73,293
IFB Ser. 07-W2, Class 3A2, IO,
2.415s, 2037	311,123	28,048
IFB Ser. 05-113, Class DI, IO,
2.365s, 2036	3,465,975	292,594
IFB Ser. 06-60, Class SI, IO,
2.285s, 2036	304,885	30,291
IFB Ser. 06-74, Class SN, IO,
2.235s, 2036	311,254	18,109
IFB Ser. 06-60, Class DI, IO,
2.205s, 2035	96,977	7,436
IFB Ser. 05-65, Class KI, IO,
2.135s, 2035	4,472,614	357,364
IFB Ser. 07-54, Class CI, IO,
1.895s, 2037	202,045	17,690
IFB Ser. 07-39, Class PI, IO,
1.895s, 2037	195,395	15,995
IFB Ser. 07-30, Class WI, IO,
1.895s, 2037	1,083,831	81,935
IFB Ser. 07-28, Class SE, IO,
1.885s, 2037	200,588	17,647
IFB Ser. 06-128, Class SH, IO,
1.885s, 2037	251,201	19,426
IFB Ser. 06-56, Class SM, IO,
1.885s, 2036	246,588	19,942
IFB Ser. 06-12, Class SD, IO,
1.885s, 2035	1,047,903	100,077
IFB Ser. 05-90, Class SP, IO,
1.885s, 2035	502,695	41,402
IFB Ser. 07-W5, Class 2A2, IO,
1 7/8s, 2037	115,618	8,441
IFB Ser. 07-30, Class IE, IO,
1 7/8s, 2037	556,224	55,852
IFB Ser. 06-123, Class CI, IO,
1 7/8s, 2037	455,462	38,429
IFB Ser. 06-123, Class UI, IO,
1 7/8s, 2037	207,451	17,256
IFB Ser. 05-82, Class SY, IO,
1.865s, 2035	1,279,074	94,656
IFB Ser. 07-15, Class BI, IO,
1.835s, 2037	348,006	29,163
IFB Ser. 06-16, Class SM, IO,
1.835s, 2036	183,779	15,684
IFB Ser. 05-95, Class CI, IO,
1.835s, 2035	357,212	31,821
IFB Ser. 05-84, Class SG, IO,
1.835s, 2035	587,999	52,990

59

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-104, Class NI, IO,
1.835s, 2035	$407,865	$36,466
IFB Ser. 05-83, Class QI, IO,
1.825s, 2035	95,047	9,243
IFB Ser. 06-128, Class GS, IO,
1.815s, 2037	228,950	19,601
IFB Ser. 05-83, Class SL, IO,
1.805s, 2035	1,040,770	79,239
IFB Ser. 06-114, Class IS, IO,
1.785s, 2036	243,204	18,295
IFB Ser. 06-115, Class IE, IO,
1.775s, 2036	183,063	16,406
IFB Ser. 06-117, Class SA, IO,
1.775s, 2036	277,203	20,743
IFB Ser. 06-121, Class SD, IO,
1.775s, 2036	187,928	14,287
IFB Ser. 06-109, Class SG, IO,
1.765s, 2036	147,182	11,261
IFB Ser. 06-109, Class SH, IO,
1.755s, 2036	225,862	21,385
IFB Ser. 07-W6, Class 4A2, IO,
1.735s, 2037	938,190	71,287
IFB Ser. 06-128, Class SC, IO,
1.735s, 2037	458,877	35,511
IFB Ser. 06-44, Class IS, IO,
1.735s, 2036	230,219	17,832
IFB Ser. 06-45, Class SM, IO,
1.735s, 2036	430,383	27,259
IFB Ser. 06-8, Class JH, IO,
1.735s, 2036	843,418	74,241
IFB Ser. 05-122, Class SG, IO,
1.735s, 2035	185,219	16,032
IFB Ser. 06-92, Class LI, IO,
1.715s, 2036	269,816	20,731
IFB Ser. 06-96, Class ES, IO,
1.715s, 2036	122,647	9,165
IFB Ser. 06-85, Class TS, IO,
1.695s, 2036	421,155	30,521
IFB Ser. 06-61, Class SE, IO,
1.685s, 2036	315,679	20,947
IFB Ser. 07-75, Class PI, IO,
1.675s, 2037	309,787	23,271
IFB Ser. 07-76, Class SA, IO,
1.675s, 2037	307,912	18,384
IFB Ser. 07-W7, Class 2A2, IO,
1.665s, 2037	753,582	55,319
IFB Ser. 07-90, Class S, IO,
1.645s, 2037	487,853	23,220
IFB Ser. 07-103, Class AI, IO,
1.635s, 2037	1,260,896	87,632
IFB Ser. 07-1, Class NI, IO,
1.635s, 2037	681,642	49,987
IFB Ser. 03-124, Class ST, IO,
1.635s, 2034	189,159	12,910

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-109, Class XI, IO,
1.585s, 2037	$198,994	$14,347
IFB Ser. 06-70, Class WI, IO,
1.585s, 2036	184,274	8,202
IFB Ser. 07-30, Class JS, IO,
1.575s, 2037	487,698	36,740
IFB Ser. 07-30, Class LI, IO,
1.575s, 2037	304,474	23,472
IFB Ser. 07-W2, Class 1A2, IO,
1.565s, 2037	211,043	14,839
IFB Ser. 07-54, Class IA, IO,
1.545s, 2037	257,723	19,618
IFB Ser. 07-54, Class IB, IO,
1.545s, 2037	257,723	19,618
IFB Ser. 07-54, Class IC, IO,
1.545s, 2037	257,723	19,618
IFB Ser. 07-54, Class ID, IO,
1.545s, 2037	257,723	19,618
IFB Ser. 07-54, Class IE, IO,
1.545s, 2037	257,723	19,618
IFB Ser. 07-54, Class IF, IO,
1.545s, 2037	383,742	29,210
IFB Ser. 07-54, Class UI, IO,
1.545s, 2037	304,332	24,973
IFB Ser. 07-56, Class SA, IO,
1.545s, 2037	191,233	10,942
IFB Ser. 07-91, Class AS, IO,
1.535s, 2037	203,947	13,852
IFB Ser. 07-91, Class HS, IO,
1.535s, 2037	219,192	15,739
IFB Ser. 07-15, Class CI, IO,
1.515s, 2037	835,457	62,465
IFB Ser. 06-123, Class BI, IO,
1.515s, 2037	1,098,467	79,076
IFB Ser. 06-115, Class JI, IO,
1.515s, 2036	615,389	45,810
IFB Ser. 06-123, Class LI, IO,
1.455s, 2037	410,809	28,822
IFB Ser. 07-116, Class IA, IO,
1.263s, 2037	849,000	56,459
IFB Ser. 07-39, Class AI, IO,
1.255s, 2037	456,337	29,544
IFB Ser. 07-39, Class SY, IO,
1.245s, 2037	545,748	23,826
IFB Ser. 07-32, Class SD, IO,
1.245s, 2037	305,068	20,107
IFB Ser. 07-30, Class UI, IO,
1.235s, 2037	249,728	17,122
IFB Ser. 07-32, Class SC, IO,
1.235s, 2037	407,690	27,307
IFB Ser. 07-1, Class CI, IO,
1.235s, 2037	295,475	19,558
IFB Ser. 05-74, Class SE, IO,
1.235s, 2035	1,742,399	96,949

60

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 05-82, Class SI, IO,
1.235s, 2035	$1,233,906	$70,809
IFB Ser. 07-W4, Class 1A2, IO,
1.225s, 2037	3,849,623	228,965
IFB Ser. 07-W5, Class 1A2, IO,
1.215s, 2037	592,162	31,354
IFB Ser. 05-74, Class NI, IO,
1.215s, 2035	1,579,826	111,991
IFB Ser. 07-4, Class PS, IO,
1.19s, 2037	1,156,691	69,868
IFB Ser. 07-116, Class BI, IO,
1.013s, 2037	785,000	44,196
IFB Ser. 07-75, Class ID, IO,
1.005s, 2037	249,326	15,674
Ser. 03-W2, Class 2, IO, 0.818s, 2042	4,377,445	104,897
Ser. 03-W10, Class 3A, IO,
0.813s, 2043	8,605,372	129,486
Ser. 03-W10, Class 1A, IO,
0.777s, 2043	7,141,884	91,499
Ser. 03-W6, Class 51, IO,
0.682s, 2042	1,342,476	24,370
Ser. 372, Class 1, PO
(Principal only), zero %, 2036	1,306,723	1,039,747
Ser. 04-38, Class AO, PO,
zero %, 2034	195,107	142,171
Ser. 04-61, Class CO, PO, zero %, 2031	435,020	369,321
Ser. 07-31, Class TS, IO, zero %, 2009	749,316	14,110
Ser. 07-15, Class IM, IO, zero %, 2009	291,203	5,767
Ser. 07-16, Class TS, IO, zero %, 2009	1,197,423	20,330
FRB Ser. 06-115, Class SN,
zero %, 2036	154,293	160,634
FRB Ser. 05-79, Class FE, zero %, 2035	49,135	48,965
FRB Ser. 05-45, Class FG, zero %, 2035	82,861	76,793
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A, 7 1/2s, 2043	1,009,800	1,088,574
Ser. T-42, Class A5, 7 1/2s, 2042	144,380	154,833
Ser. T-60, Class 1A2, 7s, 2044	190,460	203,902
Ser. T-59, Class 1A2, 7s, 2043	416,725	447,377
Ser. T-55, Class 1A2, 7s, 2043	248,162	263,247
IFB Ser. T-56, Class 2ASI, IO,
3.235s, 2043	141,757	14,885
Freddie Mac
FRB Ser. 3030, Class CF, zero %, 2035	93,346	85,886
IFB Ser. 3339, Class WS, 10.167s, 2037	117,644	158,172
IFB Ser. 3339, Class JS, 10.156s, 2037	105,931	132,208
IFB Ser. 3202, Class PS, 9.075s, 2036	191,757	239,429
IFB Ser. 3153, Class SX, 8.113s, 2036	458,912	548,785
IFB Ser. 3081, Class DC, 6.536s, 2035	130,454	147,916
IFB Ser. 3114, Class GK, 6.29s, 2036	85,524	96,836
IFB Ser. 2979, Class AS, 5.839s, 2034	77,505	83,752
IFB Ser. 3149, Class SU, 5.837s, 2036	90,203	93,905

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3153, Class UT, 5.582s, 2036	$272,305	$291,987
IFB Ser. 3065, Class DC, 4.778s, 2035	209,826	217,173
IFB Ser. 3360, Class SC, 4.643s, 2037	134,556	142,902
IFB Ser. 3031, Class BS, 4.156s, 2035	286,041	289,269
IFB Ser. 3012, Class GP, 3.624s, 2035	140,717	148,404
IFB Ser. 3184, Class SP, IO,
2.323s, 2033	318,011	28,736
IFB Ser. 3203, Class SH, IO,
2.113s, 2036	180,784	18,544
IFB Ser. 2755, Class SG, IO,
2.073s, 2031	347,657	28,213
IFB Ser. 2594, Class SE, IO,
2.023s, 2030	347,000	22,610
IFB Ser. 2828, Class TI, IO,
2.023s, 2030	186,219	15,673
IFB Ser. 3297, Class BI, IO,
1.733s, 2037	765,203	67,793
IFB Ser. 3284, Class IV, IO,
1.723s, 2037	197,791	18,018
IFB Ser. 3287, Class SD, IO,
1.723s, 2037	290,075	23,696
IFB Ser. 3281, Class BI, IO,
1.723s, 2037	149,559	12,459
IFB Ser. 3249, Class SI, IO,
1.723s, 2036	95,353	8,946
IFB Ser. 3028, Class ES, IO,
1.723s, 2035	979,136	88,766
IFB Ser. 3042, Class SP, IO,
1.723s, 2035	214,358	19,444
IFB Ser. 3045, Class DI, IO,
1.703s, 2035	4,296,115	312,450
IFB Ser. 3136, Class NS, IO,
1.673s, 2036	368,712	29,664
IFB Ser. 3054, Class CS, IO,
1.673s, 2035	206,241	13,378
IFB Ser. 3107, Class DC, IO,
1.673s, 2035	499,831	46,968
IFB Ser. 3066, Class SI, IO,
1.673s, 2035	1,343,413	123,190
IFB Ser. 2950, Class SM, IO,
1.673s, 2016	112,572	9,087
IFB Ser. 3256, Class S, IO,
1.663s, 2036	350,205	30,053
IFB Ser. 3031, Class BI, IO, 1.662s, 2035	191,664	18,875
IFB Ser. 3244, Class SB, IO,
1.633s, 2036	214,463	17,082
IFB Ser. 3244, Class SG, IO,
1.633s, 2036	244,526	20,704
IFB Ser. 3236, Class IS, IO,
1.623s, 2036	398,387	30,317
IFB Ser. 3114, Class TS, IO,
1.623s, 2030	1,289,690	77,785
IFB Ser. 3128, Class JI, IO,
1.603s, 2036	350,117	29,563

61

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3240, Class S, IO,
1.593s, 2036	$704,484	$55,314
IFB Ser. 3153, Class JI, IO,
1.593s, 2036	378,813	26,234
IFB Ser. 3065, Class DI, IO,
1.593s, 2035	146,015	14,285
IFB Ser. 3315, Class DS, IO,
1.573s, 2037	385,550	24,158
IFB Ser. 3145, Class GI, IO,
1.573s, 2036	286,021	25,925
IFB Ser. 3114, Class GI, IO,
1.573s, 2036	204,606	20,770
IFB Ser. 3339, Class JI, IO,
1.563s, 2037	736,869	46,275
IFB Ser. 3218, Class AS, IO,
1.553s, 2036	276,785	19,571
IFB Ser. 3221, Class SI, IO,
1.553s, 2036	322,555	23,716
IFB Ser. 3202, Class PI, IO,
1.513s, 2036	876,605	66,587
IFB Ser. 3355, Class MI, IO,
1.473s, 2037	216,851	15,808
IFB Ser. 3355, Class LI, IO,
1.473s, 2037	261,973	13,749
IFB Ser. 3201, Class SG, IO,
1.473s, 2036	405,863	30,889
IFB Ser. 3203, Class SE, IO,
1.473s, 2036	367,143	26,973
IFB Ser. 3171, Class PS, IO,
1.458s, 2036	345,101	27,245
IFB Ser. 3152, Class SY, IO,
1.453s, 2036	332,246	28,149
IFB Ser. 3284, Class BI, IO,
1.423s, 2037	243,561	17,473
IFB Ser. 3284, Class LI, IO,
1.413s, 2037	383,536	28,719
IFB Ser. 3281, Class AI, IO,
1.403s, 2037	843,046	63,862
IFB Ser. 3012, Class UI, IO,
1.393s, 2035	351,064	25,853
IFB Ser. 3311, Class IA, IO,
1.383s, 2037	362,857	28,680
IFB Ser. 3311, Class IB, IO,
1.383s, 2037	362,857	28,680
IFB Ser. 3311, Class IC, IO,
1.383s, 2037	362,857	28,680
IFB Ser. 3311, Class ID, IO,
1.383s, 2037	362,857	28,680
IFB Ser. 3311, Class IE, IO,
1.383s, 2037	516,594	40,831
IFB Ser. 3274, Class JS, IO,
1.383s, 2037	711,632	47,999
IFB Ser. 3240, Class GS, IO,
1.353s, 2036	428,505	31,703

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3339, Class TI, IO,
1.113s, 2037	$389,574	$27,284
IFB Ser. 3288, Class SJ, IO,
1.103s, 2037	402,492	25,051
IFB Ser. 3284, Class CI, IO,
1.093s, 2037	643,441	43,429
IFB Ser. 3291, Class SA, IO,
1.083s, 2037	173,731	10,291
IFB Ser. 3016, Class SQ, IO,
1.083s, 2035	395,120	20,457
IFB Ser. 3284, Class WI, IO,
1.073s, 2037	1,071,792	69,668
IFB Ser. 3012, Class IG, IO,
1.053s, 2035	1,303,216	89,459
IFB Ser. 3235, Class SA, IO,
0.923s, 2036	191,617	10,304
Ser. 246, PO, zero %, 2037	933,510	746,708
Ser. 3300, PO, zero %, 2037	130,655	106,457
Ser. 242, PO, zero %, 2036	2,369,318	1,897,749
Ser. 236, PO, zero %, 2036	160,251	127,758
FRB Ser. 3349, Class DO, zero %, 2037	113,437	112,836
FRB Ser. 3327, Class YF, zero %, 2037	203,319	203,695
FRB Ser. 3326, Class YF, zero %, 2037	117,698	121,454
FRB Ser. 3239, Class BF, zero %, 2036	208,068	219,978
FRB Ser. 3228, Class BF, zero %, 2036	220,099	221,639
FRB Ser. 3231, Class XB, zero %, 2036	139,941	139,669
FRB Ser. 3231, Class X, zero %, 2036	91,425	94,344
FRB Ser. 3122, Class GF, zero %, 2036	87,697	88,895
FRB Ser. 3326, Class WF, zero %, 2035	205,009	195,052
Government National Mortgage Association
IFB Ser. 07-26, Class WS, 15.015s, 2037	114,448	174,291
IFB Ser. 07-38, Class AS, 11.46s, 2037	285,635	373,164
IFB Ser. 07-64, Class AM, 8.006s, 2037	195,365	208,259
IFB Ser. 05-84, Class SB, 4.628s, 2035	104,539	103,696
IFB Ser. 05-68, Class DP, 4.319s, 2035	783,935	800,514
IFB Ser. 05-84, Class SL, 4.075s, 2035	547,557	557,749
IFB Ser. 05-66, Class SP, 4.075s, 2035	250,266	253,954
IFB Ser. 05-7, Class NP, 3.564s, 2033	73,692	74,387
IFB Ser. 06-62, Class SI, IO,
2.431s, 2036	315,583	22,967
IFB Ser. 07-1, Class SL, IO,
2.411s, 2037	137,006	11,308
IFB Ser. 07-1, Class SM, IO,
2.401s, 2037	137,006	11,270
IFB Ser. 07-26, Class SG, IO,
1.901s, 2037	410,937	31,617
IFB Ser. 07-9, Class BI, IO,
1.871s, 2037	958,341	65,407
IFB Ser. 07-31, Class CI, IO,
1.861s, 2037	279,297	19,319
IFB Ser. 07-25, Class SA, IO,
1.851s, 2037	330,408	20,828

62

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-25, Class SB, IO,
1.851s, 2037	$647,126	$40,793
IFB Ser. 07-26, Class LS, IO,
1.851s, 2037	855,920	62,780
IFB Ser. 07-22, Class S, IO,
1.851s, 2037	219,048	19,248
IFB Ser. 07-11, Class SA, IO,
1.851s, 2037	230,831	17,048
IFB Ser. 07-14, Class SB, IO,
1.851s, 2037	217,567	15,841
IFB Ser. 07-51, Class SJ, IO,
1.801s, 2037	254,863	22,682
IFB Ser. 07-26, Class SD, IO,
1.773s, 2037	457,896	31,335
IFB Ser. 07-58, Class PS, IO,
1.751s, 2037	342,129	28,297
IFB Ser. 07-59, Class PS, IO,
1.721s, 2037	195,007	15,124
IFB Ser. 07-59, Class SP, IO,
1.721s, 2037	325,344	25,370
IFB Ser. 07-68, Class PI, IO,
1.701s, 2037	99,778	7,965
IFB Ser. 06-38, Class SG, IO,
1.701s, 2033	951,676	49,085
IFB Ser. 07-53, Class SG, IO,
1.651s, 2037	180,229	11,252
IFB Ser. 07-48, Class SB, IO,
1.623s, 2037	413,773	23,698
IFB Ser. 07-64, Class AI, IO,
1.601s, 2037	1,269,870	75,918
IFB Ser. 07-53, Class ES, IO,
1.601s, 2037	285,890	14,803
IFB Ser. 07-9, Class DI, IO,
1.561s, 2037	484,631	29,048
IFB Ser. 07-57, Class QA, IO,
1.551s, 2037	612,056	33,602
IFB Ser. 07-58, Class SA, IO,
1.551s, 2037	655,069	37,151
IFB Ser. 07-58, Class SC, IO,
1.551s, 2037	504,412	25,813
IFB Ser. 07-61, Class SA, IO,
1.551s, 2037	324,351	18,678
IFB Ser. 07-53, Class SC, IO,
1.551s, 2037	318,764	16,323
IFB Ser. 07-53, Class SE, IO,
1.551s, 2037	678,280	40,528
IFB Ser. 07-58, Class SD, IO,
1.541s, 2037	425,756	21,378
IFB Ser. 07-17, Class AI, IO,
1.523s, 2037	939,920	65,226
IFB Ser. 07-59, Class SD, IO,
1.521s, 2037	640,000	34,085
IFB Ser. 07-9, Class AI, IO,
1.473s, 2037	352,559	24,768

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

Principal amount		Value

Government National Mortgage Association
IFB Ser. 05-65, Class SI, IO,
1.401s, 2035	$1,675,234	$108,576
IFB Ser. 05-68, Class KI, IO,
1.351s, 2035	5,718,151	466,059
IFB Ser. 07-17, Class IB, IO,
1.301s, 2037	172,249	10,301
IFB Ser. 06-14, Class S, IO,
1.301s, 2036	336,877	19,281
IFB Ser. 06-11, Class ST, IO,
1.291s, 2036	207,824	11,522
IFB Ser. 07-27, Class SD, IO,
1.251s, 2037	235,950	12,209
IFB Ser. 07-19, Class SJ, IO,
1.251s, 2037	399,781	18,993
IFB Ser. 07-23, Class ST, IO,
1.251s, 2037	500,451	21,954
IFB Ser. 07-8, Class SA, IO,
1.251s, 2037	130,220	7,423
IFB Ser. 07-9, Class CI, IO,
1.251s, 2037	629,931	32,449
IFB Ser. 07-7, Class EI, IO,
1.251s, 2037	236,402	11,725
IFB Ser. 07-7, Class JI, IO,
1.251s, 2037	616,996	31,775
IFB Ser. 07-1, Class S, IO,
1.251s, 2037	530,933	25,578
IFB Ser. 07-3, Class SA, IO,
1.251s, 2037	505,771	23,940
IFB Ser. 07-17, Class IC, IO,
1.223s, 2037	197,524	10,923
IFB Ser. 07-21, Class S, IO,
1.173s, 2037	503,217	26,800
IFB Ser. 07-31, Class AI, IO,
1.153s, 2037	242,706	22,012
IFB Ser. 07-43, Class SC, IO,
1.073s, 2037	322,896	16,277
FRB Ser. 07-49, Class UF, zero %, 2037	81,391	80,338
FRB Ser. 07-35, Class UF, zero %, 2037	86,916	91,376
GS Mortgage Securities Corp. II FRB
Ser. 07-GG10, Class AM, 5.99s, 2045	22,000	22,182
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	88,486	94,575
Ser. 05-RP3, Class 1A3, 8s, 2035	279,428	296,372
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	231,898	243,738
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.835s, 2035	191,453	188,754
JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.063s, 2051	61,000	61,676
FRB Ser. 07-LD12, Class A3,
5.991s, 2051	129,000	130,996
FRB Ser. 07-LD11, Class AM,
6.01s, 2049	24,000	23,861

63

Putnam VT American Government Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

Principal amount		Value

Government National Mortgage Association
Ser. 06-CB16, Class A4, 5.552s, 2045	$107,000	$107,785
Ser. 06-CB14, Class A4, 5.481s, 2044	211,000	212,747
FRB Ser. 07-LDPX, Class AM,
5.464s, 2049	25,000	24,156
Ser. 07-LDPX, Class A3, 5.42s, 2049	146,000	145,270
Key Commercial Mortgage
Ser. 07-SL1, Class A2, 5.761s, 2040	712,000	717,283
Key Commercial Mortgage
Ser. 07-SL1, Class A1, 5.498s, 2040	543,895	547,370
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class AM, 6.114s, 2017	42,000	42,176
Ser. 07-C6, Class A2, 5.845s, 2012	40,000	41,323
Ser. 04-C7, Class A6, 4.786s, 2029	163,000	158,912
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 10.89s, 2036	172,616	205,019
IFB Ser. 07-4, Class 3A2, IO,
2.335s, 2037	263,130	18,682
IFB Ser. 06-5, Class 2A2, IO,
2.285s, 2036	642,588	39,392
IFB Ser. 07-4, Class 2A2, IO,
1.805s, 2037	1,059,960	73,279
IFB Ser. 06-7, Class 2A5, IO,
1.761s, 2036	1,227,072	84,509
IFB Ser. 06-9, Class 2A2, IO,
1.755s, 2037	789,049	59,341
IFB Ser. 07-5, Class 10A2, IO,
1.475s, 2037	527,534	26,092
IFB Ser. 06-5, Class 1A3, IO,
0.535s, 2036	172,022	2,027
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	221,805	2,560
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	557,377	1,220
Morgan Stanley Capital I
Ser. 05-HQ6, Class A4A, 4.989s, 2042	373,000	363,215
Ser. 04-HQ4, Class A7, 4.97s, 2040	193,000	191,080
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.342s, 2035	450,934	447,552
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.685s, 2036	106,548	2,632
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019	381,808	371,363
Structured Adjustable
Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	880,575	890,262
FRB Ser. 05-18, Class 6A1, 5.249s, 2035	246,282	243,521
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
1.385s, 2037	5,574,492	318,960
Ser. 07-4, Class 1A4, IO, 1s, 2037	5,574,492	146,761

COLLATERALIZED MORTGAGE OBLIGATIONS (51.9%)* continued

	Principal amount		Value

Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
1.016s, 2037		$952,279	$35,904
Terwin Mortgage Trust 144A FRB
Ser. 06-9HGA, Class A1, 4.945s, 2037		236,530	231,090
Wachovia Bank Commercial Mortgage
Trust Ser. 04-C15, Class A4,
4.803s, 2041		288,000	280,189
WAMU Commercial Mortgage
Securities Trust 144A
Ser. 07-SL2, Class A1, 5.314s, 2049		1,262,948	1,228,368
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.29s, 2036		287,692	283,556
Ser. 05-AR2, Class 2A1, 4.544s, 2035		157,235	154,164
Ser. 05-AR9, Class 1A2, 4.38s, 2035		323,504	319,982
Ser. 04-R, Class 2A1, 4.36s, 2034		157,371	154,135
Ser. 05-AR12, Class 2A5, 4.323s, 2035		2,092,000	2,050,212
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035		4,729,000	32,530

Total collateralized mortgage obligations
(cost $68,008,209)			$71,884,209

PURCHASED OPTIONS OUTSTANDING (6.3%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive a
fixed rate of
5.37% versus the
three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.370	$7,253,000	$397,247
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.355%
versus the three
month USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,253,000	392,460
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate of
5.355% versus the
three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,253,000	392,460

64

Putnam VT American Government Income Fund

PURCHASED OPTIONS OUTSTANDING (6.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	$7,253,000	$202,939
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.37%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.370	7,253,000	199,748
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the right
to pay a fixed rate of
4.655% versus the three
month USD-LIBOR-BBA
maturing on
March 10, 2018.	Mar-08/4.655	19,056,000	323,571
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.355%
versus the three
month USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,253,000	202,939
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.395%
versus the three month
USD-LIBOR-BBA
maturing on
September 23, 2019.	Sep-09/5.395	11,214,700	649,724
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.38%
versus the three
month USD-LIBOR-BBA
maturing on
September 30, 2018.	Sep-08/5.380	9,630,000	569,807

PURCHASED OPTIONS OUTSTANDING (6.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.395%
versus the three
month USD-LIBOR-BBA
maturing on
September 23, 2019.	Sep-09/5.395	$11,214,700	$279,582
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.38% versus
the three month
USD-LIBOR-BBA
maturing on
September 30, 2018.	Sep-08/5.380	9,630,000	101,308
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.775%
versus the three month
USD-LIBOR-BBA
maturing on
July 1, 2018.	Jun-08/5.775	17,093,000	1,471,707
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.685%
versus the three
month USD-LIBOR-BBA
maturing on July 7, 2018.	Jul-08/5.685	10,544,000	839,092
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.45%
versus the three
month USD-LIBOR-BBA
maturing on
May 28, 2018.	May-08/5.450	7,986,000	507,351
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.235%
versus the three
month USD-LIBOR-BBA
maturing on
May 08, 2018.	May-08/5.235	8,725,000	429,270

65

Putnam VT American Government Income Fund

PURCHASED OPTIONS OUTSTANDING (6.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Goldman Sachs
International for the
right to receive a fixed
rate of 5.16% versus
the three month
USD-LIBOR-BBA
maturing on
April 28, 2018.	Apr-08/5.160	$7,657,000	$337,674
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 4.655% versus
the three month
USD-LIBOR-BBA
maturing on
March 10, 2018.	Mar-08/4.655	19,056,000	290,985
Option on an interest
rate swap with
Deutschbank for
the right to receive
a fixed rate of 5.385%
versus the
three month
USD-LIBOR-BBA
maturing on
April 16, 2019.	Apr-09/5.385	4,783,000	274,257
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate of 5.325%
versus the
three month
USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.325	3,492,000	191,592
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.315%
versus the three
month USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.315	3,492,000	188,358
Option on an interest
rate swap with
Deutschbank for the
right to pay a fixed
rate of 5.385%
versus the three month
USD-LIBOR-BBA
maturing on
April 16, 2019.	Apr-09/5.385	4,783,000	89,346

PURCHASED OPTIONS OUTSTANDING (6.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.315	$3,492,000	$70,294
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate of 5.325%
versus the three
month USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.325	3,492,000	69,386
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	8,725,000	55,491
Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate of 5.16%
versus the three
month USD-LIBOR-BBA
maturing on
April 28, 2018.	Apr-08/5.160	7,657,000	52,680
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.220	996,000	48,127
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.1975	996,000	46,752

66

Putnam VT American Government Income Fund

PURCHASED OPTIONS OUTSTANDING (6.3%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the right
to pay a fixed rate
of 5.775% versus the
three month
USD-LIBOR-BBA
maturing on July 1, 2018.	Jun-08/5.775	$17,093,000	$43,758
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.685% versus
the three month
USD-LIBOR-BBA
maturing on
July 7, 2018.	Jul-08/5.685	10,544,000	35,850
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.45% versus
the three month
USD-LIBOR-BBA
maturing on
May 28, 2018.	May-08/5.450	7,986,000	33,621
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.1975	996,000	7,201
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.220	996,000	6,803

Total purchased options outstanding (cost $6,495,072)			$8,801,380

ASSET-BACKED SECURITIES (0.4%)*

	Principal amount	Value

GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.015s, 2036	$25,000	$18,802
Lehman XS Trust
FRB Ser. 07-6, Class 2A1,
5.075s, 2037	62,509	60,065
IFB Ser. 07-3, Class 4B, IO,
1.825s, 2037	390,442	27,869
Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-RZ2, Class A2,
5.035s, 2036	509,000	473,688
FRB Ser. 07-RZ1, Class A2,
5.025s, 2037	25,000	21,506
Soundview Home Equity Loan Trust
FRB Ser. 06-3, Class A3, 5.025s, 2036	25,000	20,734

Total asset-backed securities (cost $660,297)		$622,664

SHORT-TERM INVESTMENTS (6.4%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	8,312,210	$8,312,210
U.S. Treasury Bills, for effective
yields ranging from 2.90%
to 3.89%, March 27, 2008 #	$619,000	613,246

Total short-term investments (cost $8,925,828)		$8,925,456

Total investments (cost $170,781,942)		$179,874,563

FUTURES CONTRACTS OUTSTANDING at 12/31/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90 day (Long)	156	$37,348,350	Mar-08	$243,326
Euro-Dollar
90 day (Long)	89	21,437,875	Sep-09	229,365
Euro-Dollar
90 day (Short)	144	34,651,800	Jun-08	(354,167)
Euro-Dollar
90 day (Short)	287	69,245,925	Sep-08	(839,143)
U.S. Treasury
Bond 20 yr (Long)	137	15,943,375	Mar-08	(52,593)
U.S. Treasury Note
2 yr (Short)	846	177,871,500	Mar-08	(72,505)
U.S. Treasury Note
5 yr (Short)	128	14,116,000	Mar-08	(74,498)
U.S. Treasury Note
10 yr (Long)	325	36,851,953	Mar-08	127,498

Total				$(792,717)

67

Putnam VT American Government Income Fund

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $5,464,159)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.84%
versus the three month
USD-LIBOR-BBA maturing
on June 18, 2018.	$12,047,000	Jun-08/5.840	$1,097,000
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.835%
versus the three month
USD-LIBOR-BBA maturing
on June 18, 2018.	3,614,000	Jun-08/5.835	327,790
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.84%
versus the three month
USD-LIBOR-BBA maturing
on June 18, 2018.	12,047,000	Jun-08/5.840	22,166
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.835%
versus the three month
USD-LIBOR-BBA maturing
on June 18, 2018.	3,614,000	Jun-08/5.835	6,724
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 4.775%
versus the three month
USD-LIBOR-BBA maturing
on March 14, 2018.	1,492,000	Mar-08/4.775	19,411
Option on an interest rate swap
with Bank of America, N.A. for
the obligation to pay a fixed rate
of 5.89% versus the three month
USD-LIBOR-BBA maturing on
July 15, 2019.	18,232,000	Jul-09/5.890	1,531,123
Option on an interest rate swap
with Bank of America, N.A. for
the obligation to receive a fixed
rate of 5.89% versus the three
month USD-LIBOR-BBA
maturing on July 15, 2019.	18,232,000	Jul-09/5.890	213,861
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.225%
versus the three month
USD-LIBOR-BBA maturing
on March 5, 2018.	3,058,000	Mar-08/5.225	141,891

WRITTEN OPTIONS OUTSTANDING at 12/31/07 continued
(premiums received $5,464,159)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Citibank, N.A. for the
obligation to pay a fixed rate of
5.7% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2018.	$1,733,000	May-08/5.700	$140,650
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.225%
versus the three month
USD-LIBOR-BBA maturing
on March 5, 2018.	3,058,000	Mar-08/5.225	8,318
Option on an interest rate swap
with Citibank, N.A. for the
obligation to receive a fixed rate
of 5.7% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2018.	1,733,000	May-08/5.700	3,154
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.00% versus the three
month USD-LIBOR-BBA
maturing on December 19, 2018.	1,080,000	Dec-08/5.000	44,496
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 4.775%
versus the three month
USD-LIBOR-BBA maturing
on March 14, 2018.	1,492,000	Mar-08/4.775	31,078
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.00% versus the
three month USD-LIBOR-BBA
maturing on December 19, 2018.	1,080,000	Dec-08/5.000	26,136
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 4.775% versus the three
month USD-LIBOR-BBA
maturing on March 14, 2018.	1,119,000	Mar-08/4.775	23,309
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 4.775% versus the
three month USD-LIBOR-BBA
maturing on March 14, 2018.	1,119,000	Mar-08/4.775	14,558
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.395% versus the three
month USD-LIBOR-BBA
maturing on August 28, 2018.	16,781,000	Aug-08/5.395	1,010,048

68

Putnam VT American Government Income Fund

WRITTEN OPTIONS OUTSTANDING at 12/31/07 continued
(premiums received $5,464,159)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.395% versus the
three month USD-LIBOR-BBA
maturing on August 28, 2018.	$16,781,000	Aug-08/5.395	$147,673
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.32% versus the three
month USD-LIBOR-BBA
maturing on January 9, 2022.	28,847,000	Jan-12/5.320	1,440,042

WRITTEN OPTIONS OUTSTANDING at 12/31/07 continued
(premiums received $5,464,159)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.32% versus the
three month USD-LIBOR-BBA
maturing on January 9, 2022.	$28,847,000	Jan-12/5.320	$1,414,080

Total			$7,663,508

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07
		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$26,000,000	8/11/15	4.892%	3 month USD-LIBOR-BBA	$(991,148)

180,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	(13,008)

104,000	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(4,283)

9,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(250,632)

160,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	1,985

31,964,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	833,610

7,000,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	21,913

Citibank, N.A.
450,000	11/9/17	3 month USD-LIBOR-BBA	5.07641%	14,789

8,033,000	12/27/27	4.9425%	3 month USD-LIBOR-BBA	40,119

42,679,000	12/24/09	3 month USD-LIBOR-BBA	3.8675%	4,982

11,500,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(446,444)

30,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(1,693)

41,900,000	4/6/09	3 month USD-LIBOR-BBA	5.264%	646,806

20,214,000	11/23/17	4.885%	3 month USD-LIBOR-BBA	(342,217)

20,931,000	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(378,635)

5,557,000	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(185,343)

5,408,000	11/9/09	4.387%	3 month USD-LIBOR-BBA	(47,095)

Credit Suisse International
362,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	20,955

158,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(7,988)

26,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(1,297)

Goldman Sachs International
33,067,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(246,499)

7,420,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	334,701

771,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	26,791

110,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(5,956)

100,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(5,334)

7,351,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	268,813

32,646,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(266,167)

7,336,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	218,556

4,286,700	9/21/17	5.149%	3 month USD-LIBOR-BBA	(220,218)

15,381,800	9/21/09	3 month USD-LIBOR-BBA	4.60%	358,050

2,600,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(91,939)

69

Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued
		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
$19,020,000	6/12/17	3 month USD-LIBOR-BBA	5.7175%	$1,575,354

20,000	11/9/17	3 month USD-LIBOR-BBA	5.08%	663

90,000	11/9/17	3 month USD-LIBOR-BBA	5.071%	2,918

5,755,800	9/19/09	3 month USD-LIBOR-BBA	4.763%	152,188

JPMorgan Chase Bank, N.A.
8,033,000	12/24/27	4.9675%	3 month USD-LIBOR-BBA	14,374

51,685,000	12/11/17	3 month USD-LIBOR-BBA	4.65%	(128,821)

7,330,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	272,631

148,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(4,982)

9,100,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	746,460

16,600,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	321,497

798,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	48,330

3,137,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(76,492)

3,200,000	10/16/16	5.3345%	3 month USD-LIBOR-BBA	(173,058)

108,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(6,918)

7,841,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	490,808

100,000	4/17/09	5.12%	3 month USD-LIBOR-BBA	(1,387)

11,000,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(439,573)

996,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	22,000

7,910,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(299,316)

7,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	(277,085)

10,723,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	799,514

32,563,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(267,304)

15,406,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(937,900)

8,200,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	(213,333)

7,800,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	446,721

22,917,000	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(496,263)

66,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(4,021)

7,199,000	9/11/27	5.27%	3 month USD-LIBOR-BBA	(357,820)

400,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	37,256

7,330,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	19,765

5,557,000	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(188,511)

5,408,000	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(48,205)

3,300,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	272,687

4,286,700	9/21/17	5.15%	3 month USD-LIBOR-BBA	(220,573)

15,381,800	9/21/09	3 month USD-LIBOR-BBA	4.6125%	361,814

Lehman Brothers Special Financing, Inc.
42,679,000	12/24/09	3 month USD-LIBOR-BBA	3.84625%	(12,266)

18,990,000	12/11/17	3 month USD-LIBOR-BBA	4.839%	254,200

700,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	(30,564)

18,629,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(1,603,322)

23,609,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	473,598

6,175,000	8/3/11	3 month USD-LIBOR-BBA	5.445%	385,149

1,470,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(76,081)

8,040,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(534,270)

1,900,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(43,122)

6,601,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(149,989)

16,667,000	2/1/17	3 month USD-LIBOR-BBA	5.08%	804,277

13,113,000	9/13/17	5.0275%	3 month USD-LIBOR-BBA	(540,451)

3,224,086	8/29/09	5.005%	3 month USD-LIBOR-BBA	(97,049)

70

Putnam VT American Government Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued
		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$200,511	8/29/17	3 month USD-LIBOR-BBA	5.32%	$13,147

6,361,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(191,897)

877,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(57,500)

31,419,000	8/31/09	3 month USD-LIBOR-BBA	4.89%	881,591

20,931,000	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(365,556)

4,286,700	9/24/17	5.285%	3 month USD-LIBOR-BBA	(267,940)

31,419,000	9/4/09	3 month USD-LIBOR-BBA	4.836%	843,790

6,636,000	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(483,588)

34,083,000	9/11/09	3 month USD-LIBOR-BBA	4.6525%	801,198

6,636,000	8/31/27	5.4925%	3 month USD-LIBOR-BBA	(526,197)

40,000	11/9/17	3 month USD-LIBOR-BBA	5.068%	1,287

5,408,000	11/9/09	4.403%	3 month USD-LIBOR-BBA	(48,788)

5,557,000	11/9/17	5.067%	3 month USD-LIBOR-BBA	(178,383)

3,837,200	9/19/09	3 month USD-LIBOR-BBA	4.755%	100,835

15,381,800	9/24/09	3 month USD-LIBOR-BBA	4.695%	388,623

Merrill Lynch Capital Services, Inc.
20,931,000	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(368,172)

Morgan Stanley Capital Services, Inc.
46,000	2/20/17	5.192%	3 month USD-LIBOR-BBA	(2,590)

27,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(1,639)

Total				$97,923

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$860,000	(F)	11/2/08	20 bp plus change in spread	The spread return of	$25,724
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

Morgan Stanley Capital Services, Inc.
150,000	(F)	11/26/08	(Banc of America Securities	The spread return of	(1,854)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 250 bp)

Lehman Brothers Special Financing, Inc.
250,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	(1,306)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
500 bp)

150,000	(F)	6/2/08	(Beginning of period nominal	The spread return of Lehman	(2,705)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
300 bp)

Total					$19,859

(F) Is valued at fair value following procedures approved by the Trustees.

See page 305 for Notes to the Portfolios.

71

Putnam VT Capital Appreciation Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (99.6%)*

	Shares	Value

Advertising and Marketing Services (1.3%)
Greenfield Online, Inc. †	920	$13,441
Omnicom Group, Inc.	9,790	465,319
		478,760

Aerospace and Defense (3.8%)
Boeing Co. (The)	3,830	334,972
General Dynamics Corp.	4,086	363,613
Lockheed Martin Corp.	1,890	198,941
United Technologies Corp.	7,250	554,915
		1,452,441

Airlines (0.2%)
Continental Airlines, Inc. Class B †	1,113	24,764
ExpressJet Holdings, Inc. †	3,398	8,427
Midwest Express Holdings, Inc. †	2,760	40,848
		74,039

Automotive (2.1%)
Harley-Davidson, Inc.	5,779	269,937
Johnson Controls, Inc.	10,110	364,364
Lear Corp. †	2,410	66,661
Tenneco Automotive, Inc. †	3,748	97,710
		798,672

Banking (2.8%)
Bank of America Corp.	13,180	543,807
City Bank	650	14,573
City Holding Co.	438	14,822
Corus Bankshares, Inc.	1,560	16,645
FirstFed Financial Corp. †	520	18,626
Great Southern Bancorp, Inc.	80	1,757
Independent Bank Corp.	1,800	48,996
NBT Bancorp, Inc.	320	7,302
Republic Bancorp, Inc. Class A	157	2,595
S&T Bancorp, Inc.	950	26,258
SVB Financial Group †	135	6,804
U.S. Bancorp	10,320	327,557
Wilmington Trust Corp.	1,500	52,800
		1,082,542

Basic Materials (—%)
Foamex International, Inc. †	894	2,610

Biotechnology (1.0%)
Albany Molecular Research, Inc. †	2,249	32,341
Applera Corp. — Applied Biosystems Group	1,478	50,134
Cubist Pharmaceuticals, Inc. †	1,510	30,970
Immunomedics, Inc. †	3,500	8,120
Invitrogen Corp. †	2,020	188,688
Quidel Corp. †	3,210	62,499
		372,752

Broadcasting (0.1%)
Sinclair Broadcast Group, Inc. Class A	2,611	21,436

COMMON STOCKS (99.6%)* continued

	Shares	Value

Building Materials (1.0%)
Apogee Enterprises, Inc.	1,830	$31,311
Lennox International, Inc.	1,930	79,941
Sherwin-Williams Co. (The)	4,520	262,341
		373,593

Chemicals (1.7%)
Arch Chemicals, Inc.	2,110	77,543
Cambrex Corp.	2,100	17,598
Eastman Chemical Co.	1,200	73,308
FMC Corp.	1,708	93,171
Innospec, Inc. (United Kingdom)	134	2,299
Lubrizol Corp. (The)	1,240	67,158
NewMarket Corp.	1,360	75,738
OM Group, Inc. †	600	34,524
PolyOne Corp. †	670	4,409
Potash Corp. of Saskatchewan (Canada)	739	106,386
Rockwood Holdings, Inc. †	2,290	76,074
		628,208

Commercial and Consumer Services (1.7%)
Bowne & Co., Inc.	2,588	45,549
Chemed Corp.	1,825	101,981
Deluxe Corp.	1,130	37,166
Dun & Bradstreet Corp. (The)	2,770	245,505
DynCorp International, Inc. Class A †	1,380	37,094
ICT Group, Inc. †	520	6,214
Landauer, Inc.	370	19,185
Spherion Corp. †	2,316	16,860
Tech Data Corp. †	3,647	137,565
		647,119

Communications Equipment (2.8%)
Cisco Systems, Inc. †	31,221	845,152
Comtech Telecommunications Corp. †	150	8,102
Corning, Inc.	7,190	172,488
Plantronics, Inc.	1,230	31,980
		1,057,722

Computers (6.1%)
Actuate Corp. †	3,940	30,614
ANSYS, Inc. †	2,787	115,549
Apple Computer, Inc. †	3,360	665,549
Brocade Communications Systems, Inc. †	33,622	246,785
Checkpoint Systems, Inc. †	250	6,495
Dell, Inc. †	8,910	218,384
Emulex Corp. †	14,272	232,919
Hewlett-Packard Co.	8,740	441,195
Insight Enterprises, Inc. †	1,600	29,184
Jack Henry & Associates, Inc.	2,380	57,929
Magma Design Automation, Inc. †	2,211	26,996
Micros Systems, Inc. †	1,415	99,276
Progress Software Corp. †	2,100	70,728
Sigma Designs, Inc. †	270	14,904

72

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Computers continued
SPSS, Inc. †	788	$28,297
Trident Microsystems, Inc. †	2,709	17,771
		2,302,575

Conglomerates (1.2%)
AMETEK, Inc.	1,400	65,576
Danaher Corp.	4,518	396,409
		461,985

Construction (0.4%)
Chicago Bridge & Iron Co., NV (Netherlands)	1,896	114,594
Perini Corp. †	730	30,237
		144,831

Consumer (0.3%)
CSS Industries, Inc.	775	28,443
Helen of Troy, Ltd. (Bermuda) †	2,340	40,108
Hooker Furniture Corp.	2,455	49,346
		117,897

Consumer Finance (2.6%)
AmeriCredit Corp. †	1,457	18,635
Asta Funding, Inc.	931	24,616
Capital One Financial Corp.	16,430	776,482
Countrywide Financial Corp.	15,273	136,541
World Acceptance Corp. †	1,011	27,277
		983,551

Consumer Goods (0.2%)
Blyth Industries, Inc.	3,027	66,412

Consumer Services (0.4%)
TrueBlue, Inc. †	9,782	141,643
Visual Sciences, Inc. †	300	5,544
		147,187

Electric Utilities (0.3%)
UniSource Energy Corp.	3,260	102,853

Electrical Equipment (0.5%)
Hubbell, Inc. Class B	1,250	64,500
LoJack Corp. †	1,530	25,719
Rofin-Sinar Technologies, Inc. †	1,780	85,636
		175,855

Electronics (1.8%)
Amphenol Corp. Class A	6,070	281,466
Ansoft Corp. †	1,004	25,953
ASE Test, Ltd. (Taiwan) †	3,570	50,658
Cubic Corp.	720	28,224
Greatbatch, Inc. †	728	14,553
Methode Electronics, Inc. Class A	1,897	31,187
Nam Tai Electronics, Inc. (Hong Kong)	2,610	29,415
Semtech Corp. †	2,000	31,040
Synopsys, Inc. †	3,380	87,643

COMMON STOCKS (99.6%)* continued

	Shares	Value

Electronics continued
Technitrol, Inc.	1,190	$34,010
TriQuint Semiconductor, Inc. †	5,500	36,465
Zoran Corp. †	1,616	36,376
		686,990

Energy (1.3%)
Grey Wolf, Inc. † (S)	13,010	69,343
NATCO Group, Inc. †	730	39,530
Parker Drilling Co. †	18,355	138,580
Tidewater, Inc.	2,120	116,303
Trico Marine Services, Inc. †	3,520	130,310
		494,066

Financial (3.6%)
AMBAC Financial Group, Inc.	9,330	240,434
Fannie Mae	4,350	173,913
Freddie Mac	4,940	168,306
MGIC Investment Corp.	4,998	112,105
Moody’s Corp.	3,600	128,520
PMI Group, Inc. (The)	18,786	249,478
Radian Group, Inc.	24,630	287,678
		1,360,434

Food (—%)
Arden Group, Inc.	8	1,238

Forest Products and Packaging (0.4%)
Buckeye Technologies, Inc. †	1,236	15,450
Packaging Corp. of America	2,660	75,012
Rock-Tenn Co. Class A	3,140	79,787
		170,249

Health Care Services (6.1%)
Aetna, Inc.	8,910	514,374
Alnylam Pharmaceuticals, Inc. †	930	27,044
Amedisys, Inc. †	740	35,905
Express Scripts, Inc. †	3,915	285,795
Healthspring, Inc. †	1,650	31,433
Lincare Holdings, Inc. †	5,300	186,348
Medcath Corp. †	1,060	26,034
Medco Health Solutions, Inc. †	2,220	225,108
Molina Healthcare, Inc. †	730	28,251
Quest Diagnostics, Inc. (S)	4,510	238,579
UnitedHealth Group, Inc.	10,690	622,158
Warner Chilcott, Ltd. Class A (Bermuda) †	4,320	76,594
		2,297,623

Homebuilding (0.4%)
NVR, Inc. † (S)	280	146,720

Household Furniture and Appliances (0.2%)
American Woodmark Corp.	1,601	29,106
Conn’s, Inc. †	290	4,962
Select Comfort Corp. †	9,015	63,195
		97,263

73

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Insurance (5.5%)
Allstate Corp. (The)	1,800	$94,014
American Financial Group, Inc.	493	14,238
American International Group, Inc.	9,800	571,340
American Physicians Capital, Inc.	1,277	52,944
Amerisafe, Inc. †	1,200	18,612
Aspen Insurance Holdings, Ltd. (Bermuda)	2,925	84,357
CNA Surety Corp. †	1,325	26,222
Delphi Financial Group Class A	1,733	61,140
Endurance Specialty Holdings, Ltd. (Bermuda)	867	36,180
FBL Financial Group, Inc. Class A	90	3,108
First Mercury Financial Corp. †	510	12,444
FPIC Insurance Group, Inc. †	110	4,728
Genworth Financial, Inc. Class A	3,770	95,947
Hanover Insurance Group, Inc. (The)	514	23,541
Harleysville Group, Inc.	1,018	36,017
HCC Insurance Holdings, Inc.	7,172	205,693
Horace Mann Educators Corp.	432	8,182
IPC Holdings, Ltd. (Bermuda)	1,000	28,870
Midland Co. (The)	287	18,566
National Interstate Corp.	461	15,259
Odyssey Re Holdings Corp.	834	30,616
RenaissanceRe Holdings, Ltd. (Bermuda)	1,848	111,324
Safety Insurance Group, Inc.	1,420	52,000
SeaBright Insurance Holdings, Inc. †	1,510	22,771
Selective Insurance Group	2,736	62,901
Stancorp Financial Group	1,546	77,887
W.R. Berkley Corp.	6,491	193,497
Zenith National Insurance Corp.	2,964	132,580
		2,094,978

Investment Banking/Brokerage (5.3%)
Affiliated Managers Group †	381	44,752
Bear Stearns Cos., Inc. (The)	1,820	160,615
Blackstone Group LP (The)	8,130	179,917
Franklin Resources, Inc.	3,750	429,113
Goldman Sachs Group, Inc. (The)	3,740	804,287
Lehman Brothers Holdings, Inc.	6,120	400,493
		2,019,177

Lodging/Tourism (0.4%)
Wyndham Worldwide Corp.	7,250	170,810

Machinery (1.4%)
AGCO Corp. †	610	41,468
Applied Industrial Technologies, Inc.	1,016	29,484
Cascade Corp.	1,086	50,456
Caterpillar, Inc.	1,800	130,608
Gardner Denver, Inc. †	930	30,690
Manitowoc Co., Inc. (The)	3,884	189,656
NACCO Industries, Inc. Class A	200	19,938
Regal-Beloit Corp.	680	30,566
		522,866

COMMON STOCKS (99.6%)* continued

	Shares	Value

Manufacturing (1.6%)
EnPro Industries, Inc. †	1,170	$35,861
ITT Corp.	5,500	363,220
Teleflex, Inc.	2,230	140,512
Thomas & Betts Corp. †	1,220	59,829
		599,422

Medical Technology (1.2%)
ArthroCare Corp. †	80	3,844
Edwards Lifesciences Corp. †	1,143	52,567
Medtronic, Inc.	6,450	324,242
Mentor Corp.	1,711	66,900
		447,553

Metals (0.7%)
AK Steel Holding Corp. †	732	33,848
Freeport-McMoRan Copper &
Gold, Inc. Class B	1,740	178,246
North American Galvanizing &
Coatings, Inc. †	8,549	51,892
		263,986

Natural Gas Utilities (0.2%)
WGL Holdings, Inc.	1,960	64,210

Office Equipment & Supplies (0.2%)
Ennis Inc.	3,140	56,520
Steelcase, Inc.	2,031	32,232
		88,752

Oil & Gas (6.9%)
Apache Corp.	3,080	331,223
Bois d’Arc Energy, Inc. †	1,370	27,195
Calumet Specialty Products Partners, LP	360	13,331
ConocoPhillips	5,490	484,767
Hess Corp.	2,700	272,322
Marathon Oil Corp.	4,790	291,519
Occidental Petroleum Corp.	5,782	445,156
Stone Energy Corp. †	760	35,652
Suncor Energy, Inc. (Canada)	1,680	182,666
Tesoro Corp.	1,230	58,671
Valero Energy Corp.	3,670	257,010
XTO Energy, Inc.	4,475	229,836
		2,629,348

Other (1.1%)
iShares Russell 2000 Index Fund	3,084	234,076
iShares Russell 2000 Value Index Fund	484	68,321
iShares Russell Midcap Growth Index Fund	412	46,935
S&P Midcap 400 Index Depository
Receipts (MidCap SPDR Trust Series 1)	540	83,754
		433,086

Pharmaceuticals (1.9%)
Alpharma, Inc. Class A †	4,249	85,617
Biovail Corp. (Canada)	2,248	30,258
Bradley Pharmaceuticals, Inc. †	3,286	64,734

74

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Pharmaceuticals continued
Endo Pharmaceuticals Holdings, Inc. †	1,560	$41,605
King Pharmaceuticals, Inc. †	14,259	146,012
Sciele Pharma, Inc. † (S)	2,423	49,550
Watson Pharmaceuticals, Inc. †	11,049	299,870
		717,646

Publishing (1.5%)
Idearc, Inc.	3,850	67,606
McGraw-Hill Cos., Inc. (The)	9,500	416,195
R. H. Donnelley Corp. †	1,940	70,771
		554,572

Railroads (0.6%)
Burlington Northern Santa Fe Corp.	2,560	213,069

Real Estate (3.1%)
Anthracite Capital, Inc. (R)	7,490	54,228
Ashford Hospitality Trust, Inc. (R)	5,120	36,813
CB Richard Ellis Group, Inc. Class A †	10,930	235,542
CBL & Associates Properties (R)	4,634	110,799
DiamondRock Hospitality Co. (R)	4,631	69,372
Entertainment Properties Trust (R)	334	15,698
FelCor Lodging Trust, Inc. (R)	1,736	27,064
First Industrial Realty Trust (R)	380	13,148
Gramercy Capital Corp. (R)	2,761	67,120
Hospitality Properties Trust (R)	4,657	150,049
LTC Properties, Inc. (R)	1,491	37,350
Medical Properties Trust, Inc. (R)	1,006	10,251
MFA Mortgage Investments, Inc. (R)	1,100	10,175
National Health Investors, Inc. (R)	2,488	69,415
National Retail Properties, Inc. (R)	4,279	100,043
Nationwide Health Properties, Inc. (R)	1,592	49,941
NorthStar Realty Finance Corp. (R)	5,338	47,615
Omega Healthcare Investors, Inc. (R)	4,897	78,597
Resource Capital Corp. (R)	7	65
		1,183,285

Regional Bells (—%)
Cincinnati Bell, Inc. † (S)	3,500	16,625

Restaurants (0.6%)
Burger King Holdings, Inc.	7,540	214,965
Denny’s Corp. †	1,774	6,653
Domino’s Pizza, Inc.	1,470	19,448
		241,066

Retail (9.4%)
Aeropostale, Inc. †	10,958	290,387
AnnTaylor Stores Corp. †	6,763	172,862
Best Buy Co., Inc. (S)	7,770	409,091
Books-A-Million, Inc.	3,197	38,108
Brown Shoe Co., Inc.	1,450	21,997
Buckle, Inc. (The)	943	31,119

COMMON STOCKS (99.6%)* continued

	Shares	Value

Retail continued
Cash America International, Inc.	338	$10,917
Cato Corp. (The) Class A	5,883	92,128
CSK Auto Corp. †	2,448	12,264
CVS Caremark Corp.	15,170	603,008
Dollar Tree Stores, Inc. †	7,412	192,119
EZCORP, Inc. Class A †	3,627	40,949
JC Penney Co., Inc. (Holding Co.)	4,390	193,116
Jos. A. Bank Clothiers, Inc. † (S)	990	28,166
Nash Finch Co.	750	26,460
NBTY, Inc. †	2,420	66,308
Nordstrom, Inc.	8,390	308,165
PC Mall, Inc. †	1,710	15,920
Perry Ellis International, Inc. †	825	12,689
Safeway, Inc.	2,650	90,657
Staples, Inc.	15,290	352,740
Systemax, Inc.	3,178	64,577
Toro Co. (The)	3,394	184,769
USANA Health Sciences, Inc. † (S)	2,180	80,834
Wolverine World Wide, Inc.	9,098	223,083
		3,562,433

Schools (0.4%)
Career Education Corp. †	6,052	152,147

Semiconductor (0.2%)
Advanced Energy Industries, Inc. †	1,333	17,436
Brooks Automation, Inc. †	200	2,642
Novellus Systems, Inc. †	1,280	35,290
Photronics, Inc. †	620	7,731
		63,099

Shipping (1.0%)
Accuride Corp. †	5,595	43,977
Arkansas Best Corp.	1,117	24,507
Overseas Shipholding Group	4,029	299,878
		368,362

Software (4.0%)
Adobe Systems, Inc. †	5,430	232,024
BMC Software, Inc. †	1,930	68,785
Citrix Systems, Inc. †	1,530	58,155
Microsoft Corp.	7,490	266,644
MicroStrategy, Inc. †	3,012	286,441
Oracle Corp. †	24,210	546,662
Websense, Inc. †	2,485	42,195
		1,500,906

Staffing (0.1%)
Administaff, Inc.	650	18,382
Heidrick & Struggles International, Inc.	780	28,946
		47,328

75

Putnam VT Capital Appreciation Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Technology (0.1%)
Amkor Technologies, Inc. †	3,377	$28,806

Technology Services (4.0%)
Accenture, Ltd. Class A (Bermuda)	6,680	240,680
Acxiom Corp.	5,481	64,292
Asiainfo Holdings, Inc. (China) †	3,000	33,000
Blue Coat Systems, Inc. †	880	28,926
Cognizant Technology Solutions Corp. †	6,930	235,204
COMSYS IT Partners, Inc. †	3,020	47,656
CSG Systems International, Inc. †	1,250	18,400
eBay, Inc. †	5,130	170,265
Factset Research Systems, Inc.	1,000	55,700
Global Sources, Ltd. (Bermuda) †	1,111	31,352
Google, Inc. Class A †	590	407,972
Harris Interactive, Inc. †	1,280	5,453
SonicWall, Inc. †	2,716	29,116
United Online, Inc.	12,521	147,998
		1,516,014

Telecommunications (1.2%)
ADTRAN, Inc.	2,320	49,602
CenturyTel, Inc.	6,221	257,922
j2 Global Communications, Inc. † (S)	5,150	109,026
USA Mobility, Inc. †	3,115	44,545
		461,095

Telephone (0.6%)
AT&T, Inc.	5,120	212,787

Textiles (0.1%)
Maidenform Brands, Inc. †	1,850	25,031

Tire & Rubber (—%)
Cooper Tire & Rubber	300	4,974

Tobacco (0.1%)
Alliance One International, Inc. †	3,512	14,293
Universal Corp.	606	31,039
		45,332

Toys (0.7%)
Hasbro, Inc.	10,377	265,444
Jakks Pacific, Inc. †	609	14,378
		279,822

Transportation Services (0.1%)
HUB Group, Inc. Class A †	1,204	32,002

Trucks & Parts (1.1%)
Autoliv, Inc. (Sweden)	4,859	256,118
Standard Motor Products, Inc.	1,040	8,486
WABCO Holdings, Inc.	2,766	138,549
		403,153

Total common stocks (cost $36,692,855)		$37,711,365

SHORT-TERM INVESTMENTS (2.4%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$880,685	$878,723
Putnam Prime Money Market Fund (e)	20,237	20,237

Total short-term investments (cost $898,960)		$898,960

Total investments (cost $37,591,815)		$38,610,325

See page 305 for Notes to the Portfolios.

76

Putnam VT Capital Opportunities Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (99.5%)*

	Shares	Value

Advertising and Marketing Services (0.1%)
Greenfield Online, Inc. †	2,442	$35,678

Airlines (0.5%)
Continental Airlines, Inc. Class B †	2,886	64,214
ExpressJet Holdings, Inc. †	9,023	22,377
Midwest Express Holdings, Inc. †	7,507	111,104
		197,695

Automotive (1.2%)
Lear Corp. †	6,381	176,498
Tenneco Automotive, Inc. †	9,910	258,354
		434,852

Banking (1.5%)
City Bank	1,699	38,092
City Holding Co.	1,225	41,454
Corus Bankshares, Inc.	4,121	43,971
FirstFed Financial Corp. †	1,817	65,085
Great Southern Bancorp, Inc.	194	4,260
Independent Bank Corp.	4,752	129,349
NBT Bancorp, Inc.	823	18,781
Republic Bancorp, Inc. Class A	231	3,818
S&T Bancorp, Inc.	2,465	68,133
SVB Financial Group †	355	17,892
Wilmington Trust Corp.	3,977	139,990
		570,825

Basic Materials (—%)
Foamex International, Inc. †	2,300	6,716

Biotechnology (2.6%)
Albany Molecular Research, Inc. †	5,062	72,792
Applera Corp. — Applied Biosystems Group	3,911	132,661
Cubist Pharmaceuticals, Inc. †	3,932	80,645
Immunomedics, Inc. †	9,100	21,112
Invitrogen Corp. †	5,342	498,996
Quidel Corp. †	8,331	162,205
		968,411

Broadcasting (0.1%)
Sinclair Broadcast Group, Inc. Class A	6,698	54,991

Building Materials (0.8%)
Apogee Enterprises, Inc.	4,835	82,727
Lennox International, Inc.	5,114	211,822
		294,549

Chemicals (3.7%)
Arch Chemicals, Inc.	5,575	204,881
Cambrex Corp.	5,398	45,235
Eastman Chemical Co.	3,182	194,388
FMC Corp.	4,556	248,530
Innospec, Inc. (United Kingdom)	352	6,040
Lubrizol Corp. (The)	3,289	178,132

COMMON STOCKS (99.5%)* continued

	Shares	Value

Chemicals continued
NewMarket Corp.	3,533	$196,753
OM Group, Inc. †	1,553	89,360
PolyOne Corp. †	1,462	9,620
Rockwood Holdings, Inc. †	6,064	201,446
		1,374,385

Commercial and Consumer Services (2.7%)
Bowne & Co., Inc.	6,840	120,384
Chemed Corp.	4,871	272,191
CPI Corp.	142	3,344
Deluxe Corp.	2,983	98,111
DynCorp International, Inc. Class A †	1,683	45,239
ICT Group, Inc. †	1,993	23,816
Landauer, Inc.	926	48,013
Spherion Corp. †	6,042	43,986
Tech Data Corp. †	9,609	362,451
		1,017,535

Communications Equipment (0.3%)
Comtech Telecommunications Corp. †	401	21,658
Plantronics, Inc.	3,186	82,836
		104,494

Computers (6.7%)
Actuate Corp. †	10,232	79,503
ANSYS, Inc. †	7,237	300,046
Brocade Communications Systems, Inc. †	89,638	657,943
Checkpoint Systems, Inc. †	645	16,757
Emulex Corp. †	38,062	621,172
Insight Enterprises, Inc. †	4,152	75,732
Jack Henry & Associates, Inc.	6,303	153,415
Magma Design Automation, Inc. †	5,745	70,146
Micros Systems, Inc. †	3,747	262,890
Progress Software Corp. †	3,797	127,883
Sigma Designs, Inc. †	691	38,143
SPSS, Inc. †	2,208	79,289
Trident Microsystems, Inc. †	7,026	46,091
		2,529,010

Conglomerates (0.5%)
AMETEK, Inc.	3,714	173,964

Construction (1.0%)
Chicago Bridge & Iron Co., NV (Netherlands)	4,887	295,370
Perini Corp. †	1,925	79,734
		375,104

Consumer (0.8%)
CSS Industries, Inc.	2,000	73,400
Helen of Troy, Ltd. (Bermuda) †	6,186	106,028
Hooker Furniture Corp.	6,482	130,288
		309,716

77

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value

Consumer Finance (0.5%)
AmeriCredit Corp. †	3,719	$47,566
Asta Funding, Inc.	2,384	63,033
World Acceptance Corp. †	2,674	72,145
		182,744

Consumer Goods (0.5%)
Blyth Industries, Inc.	8,034	176,266

Consumer Services (1.0%)
TrueBlue, Inc. †	26,011	376,639
Visual Sciences, Inc. †	800	14,784
		391,423

Electric Utilities (0.7%)
UniSource Energy Corp.	8,411	265,367

Electrical Equipment (0.8%)
Hubbell, Inc. Class B	3,295	170,022
LoJack Corp. †	4,033	67,795
Rofin-Sinar Technologies, Inc. †	1,638	78,804
		316,621

Electronics (2.8%)
Ansoft Corp. †	2,609	67,443
ASE Test, Ltd. (Taiwan) †	9,455	134,166
Cubic Corp.	1,876	73,539
Greatbatch, Inc. †	1,915	38,281
Methode Electronics, Inc. Class A	4,975	81,789
Nam Tai Electronics, Inc. (Hong Kong)	6,538	73,683
Semtech Corp. †	5,280	81,946
Synopsys, Inc. †	8,742	226,680
Technitrol, Inc.	3,087	88,226
TriQuint Semiconductor, Inc. †	15,346	101,744
Zoran Corp. †	4,302	96,838
		1,064,335

Energy (3.5%)
Grey Wolf, Inc. †	33,987	181,151
Markwest Hydrocarbon, Inc.	200	12,530
NATCO Group, Inc. †	1,933	104,672
Parker Drilling Co. †	48,754	368,093
Tidewater, Inc.	5,609	307,710
Trico Marine Services, Inc. †	9,141	338,400
		1,312,556

Financial (0.3%)
Radian Group, Inc.	8,416	98,299

Food (—%)
Arden Group, Inc.	22	3,403

COMMON STOCKS (99.5%)* continued

	Shares	Value

Forest Products and Packaging (1.2%)
Buckeye Technologies, Inc. †	3,179	$39,738
Packaging Corp. of America	7,023	198,049
Rock-Tenn Co. Class A	8,293	210,725
		448,512

Health Care Services (2.9%)
Alnylam Pharmaceuticals, Inc. †	2,417	70,286
Amedisys, Inc. †	1,928	93,547
Healthspring, Inc. †	4,297	81,858
Lincare Holdings, Inc. †	14,022	493,014
Medcath Corp. †	2,805	68,891
Molina Healthcare, Inc. †	1,902	73,607
Warner Chilcott, Ltd. Class A (Bermuda) †	11,416	202,406
		1,083,609

Homebuilding (1.1%)
NVR, Inc. †	756	396,144

Household Furniture and Appliances (0.7%)
American Woodmark Corp.	4,136	75,192
Conn’s, Inc. †	602	10,300
Select Comfort Corp. †	23,760	166,558
		252,050

Insurance (9.6%)
American Financial Group, Inc.	1,305	37,688
American Physicians Capital, Inc.	3,306	137,067
Amerisafe, Inc. †	3,120	48,391
Aspen Insurance Holdings, Ltd. (Bermuda)	7,725	222,789
CNA Surety Corp. †	5,392	106,708
Delphi Financial Group Class A	4,633	163,452
EMC Insurance Group, Inc.	1,476	34,937
Endurance Specialty Holdings, Ltd. (Bermuda)	2,230	93,058
FBL Financial Group, Inc. Class A	206	7,113
First Mercury Financial Corp. †	1,343	32,769
FPIC Insurance Group, Inc. †	285	12,249
Hanover Insurance Group, Inc. (The)	1,427	65,357
Harleysville Group, Inc.	2,635	93,226
HCC Insurance Holdings, Inc.	18,968	544,002
Horace Mann Educators Corp.	1,108	20,986
IPC Holdings, Ltd. (Bermuda)	2,700	77,949
Midland Co. (The)	760	49,164
National Interstate Corp.	1,209	40,018
Odyssey Re Holdings Corp.	2,129	78,156
RenaissanceRe Holdings, Ltd. (Bermuda)	4,947	298,007
Safety Insurance Group, Inc.	3,826	140,108
SeaBright Insurance Holdings, Inc. †	3,789	57,138
Selective Insurance Group	6,973	160,309
Stancorp Financial Group	4,138	208,472
W.R. Berkley Corp.	17,167	511,748
Zenith National Insurance Corp.	7,811	349,386
		3,590,247

78

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value

Investment Banking/Brokerage (0.3%)
Affiliated Managers Group †	1,013	$118,987

Machinery (2.7%)
AGCO Corp. †	1,621	110,196
Applied Industrial
Technologies, Inc.	2,643	76,700
Cascade Corp.	2,816	130,831
Gardner Denver, Inc. †	2,427	80,091
Manitowoc Co., Inc. (The)	10,071	491,767
NACCO Industries, Inc. Class A	511	50,942
Regal-Beloit Corp.	1,745	78,438
		1,018,965

Manufacturing (1.6%)
EnPro Industries, Inc. †	3,101	95,046
Teleflex, Inc.	5,772	363,694
Thomas & Betts Corp. †	3,233	158,546
		617,286

Medical Technology (0.9%)
ArthroCare Corp. †	212	10,187
Edwards Lifesciences Corp. †	3,017	138,752
Mentor Corp.	4,506	176,185
		325,124

Metals (0.6%)
AK Steel Holding Corp. †	1,897	87,717
North American Galvanizing & Coatings, Inc. †	22,196	134,730
		222,447

Natural Gas Utilities (0.4%)
WGL Holdings, Inc.	5,187	169,926

Office Equipment & Supplies (0.6%)
Ennis Inc.	8,301	149,418
Steelcase, Inc.	5,263	83,524
		232,942

Oil & Gas (0.9%)
Bois d’Arc Energy, Inc. †	3,560	70,666
Calumet Specialty Products Partners, LP	913	33,808
Stone Energy Corp. †	1,989	93,304
Tesoro Corp.	3,287	156,790
		354,568

Other (0.9%)
iShares Russell 2000 Index Fund	2,140	162,426
iShares Russell 2000 Value Index Fund	376	53,076
iShares Russell Midcap Growth Index Fund	441	50,239
S&P Midcap 400 Index Depository
Receipts (MidCap SPDR Trust Series 1)	400	62,040
		327,781

COMMON STOCKS (99.5%)* continued

	Shares	Value

Pharmaceuticals (5.1%)
Alpharma, Inc. Class A †	11,038	$222,416
Biovail Corp. (Canada)	6,175	83,116
Bradley Pharmaceuticals, Inc. †	8,579	169,006
Endo Pharmaceuticals Holdings, Inc. †	4,440	118,415
King Pharmaceuticals, Inc. †	37,569	384,707
Sciele Pharma, Inc. †	6,640	135,788
Watson Pharmaceuticals, Inc. †	29,167	791,592
		1,905,040

Real Estate (6.7%)
Anthracite Capital, Inc. (R)	19,867	143,837
Ashford Hospitality Trust, Inc. (R)	13,172	94,707
CBL & Associates Properties (R)	12,254	292,993
DiamondRock Hospitality Co. (R)	12,032	180,239
Entertainment Properties Trust (R)	894	42,018
FelCor Lodging Trust, Inc. (R)	4,580	71,402
First Industrial Realty Trust (R)	953	32,974
Gramercy Capital Corp. (R)	7,295	177,341
Hospitality Properties Trust (R)	12,529	403,684
LTC Properties, Inc. (R)	3,872	96,994
Medical Properties Trust, Inc. (R)	2,567	26,158
MFA Mortgage Investments, Inc. (R)	2,853	26,390
National Health Investors, Inc. (R)	6,605	184,280
National Retail Properties, Inc. (R)	11,300	264,194
Nationwide Health Properties, Inc. (R)	4,431	139,000
NorthStar Realty Finance Corp. (R)	14,170	126,396
Omega Healthcare Investors, Inc. (R)	12,263	196,821
Resource Capital Corp. (R)	16	149
		2,499,577

Regional Bells (0.1%)
Cincinnati Bell, Inc. †	8,286	39,359

Restaurants (0.2%)
Denny’s Corp. †	4,624	17,340
Domino’s Pizza, Inc.	3,908	51,703
		69,043

Retail (11.4%)
Aeropostale, Inc. †	29,812	790,018
AnnTaylor Stores Corp. †	17,895	457,396
Books-A-Million, Inc.	8,218	97,959
Brown Shoe Co., Inc.	3,651	55,386
Buckle, Inc. (The)	2,487	82,071
Cash America International, Inc.	890	28,747
Cato Corp. (The) Class A	15,429	241,618
CSK Auto Corp. †	6,741	33,772
Dollar Tree Stores, Inc. †	19,754	512,024
EZCORP, Inc. Class A †	9,630	108,723
Jos. A. Bank Clothiers, Inc. †	2,614	74,368
Nash Finch Co.	1,960	69,149
NBTY, Inc. †	6,408	175,579

79

Putnam VT Capital Opportunities Fund

COMMON STOCKS (99.5%)* continued

	Shares	Value

Retail continued
PC Mall, Inc. †	4,508	$41,969
Perry Ellis International, Inc. †	2,136	32,852
Systemax, Inc.	8,422	171,135
Toro Co. (The)	8,970	488,327
USANA Health Sciences, Inc. †	5,787	214,582
Wolverine World Wide, Inc.	24,053	589,780
		4,265,455

Schools (1.1%)
Career Education Corp. †	16,077	404,176

Semiconductor (0.4%)
Advanced Energy Industries, Inc. †	3,464	45,309
Brooks Automation, Inc. †	530	7,001
Novellus Systems, Inc. †	3,386	93,352
Photronics, Inc. †	1,593	19,865
		165,527

Shipping (2.7%)
Accuride Corp. †	14,842	116,658
Arkansas Best Corp.	2,817	61,805
Overseas Shipholding Group	11,100	826,173
		1,004,636

Software (3.2%)
BMC Software, Inc. †	5,114	182,263
Citrix Systems, Inc. †	4,038	153,484
MicroStrategy, Inc. †	7,830	744,633
Websense, Inc. †	6,635	112,662
		1,193,042

Staffing (0.3%)
Administaff, Inc.	1,703	48,161
Heidrick & Struggles International, Inc.	2,200	81,642
		129,803

Technology (0.2%)
Amkor Technologies, Inc. †	8,931	76,181

Technology Services (3.2%)
Acxiom Corp.	14,446	169,452
Asiainfo Holdings, Inc. (China) †	8,100	89,100
Blue Coat Systems, Inc. †	2,277	74,845
COMSYS IT Partners, Inc. †	7,735	122,058
CSG Systems International, Inc. †	3,310	48,723
Factset Research Systems, Inc.	2,649	147,549
Global Sources, Ltd. (Bermuda) †	2,891	81,584
Harris Interactive, Inc. †	2,640	11,246
SonicWall, Inc. †	7,609	81,568
United Online, Inc.	32,520	384,386
		1,210,511

COMMON STOCKS (99.5%)* continued

	Shares	Value

Telecommunications (3.3%)
ADTRAN, Inc.	6,445	$137,794
CenturyTel, Inc.	16,469	682,805
j2 Global Communications, Inc. †	13,633	288,611
USA Mobility, Inc. †	7,919	113,242
		1,222,452

Textiles (0.2%)
Maidenform Brands, Inc. †	4,829	65,336

Tire & Rubber (—%)
Cooper Tire & Rubber	787	13,048

Tobacco (0.3%)
Alliance One International, Inc. †	9,344	38,030
Universal Corp.	1,604	82,157
		120,187

Toys (2.0%)
Hasbro, Inc.	27,681	708,080
Jakks Pacific, Inc. †	1,608	37,965
		746,045

Transportation Services (0.2%)
HUB Group, Inc. Class A †	3,135	83,328

Trucks & Parts (1.9%)
Autoliv, Inc. (Sweden)	13,090	689,974
Standard Motor Products, Inc.	2,596	21,183
		711,157

Total common stocks (cost $37,849,686)		$37,341,430

SHORT-TERM INVESTMENTS (0.4%)* (cost $166,051)

	Shares	Value

Putnam Prime Money Market Fund (e)	166,051	$166,051

Total investments (cost $38,015,737)		$37,507,481

See page 305 for Notes to the Portfolios.

80

Putnam VT Discovery Growth Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (97.6%)*

	Shares	Value

Advertising and Marketing Services (0.9%)
FTD Group, Inc.	13,016	$167,646
Omnicom Group, Inc.	3,900	185,367
		353,013

Aerospace and Defense (5.5%)
Alliant Techsystems, Inc. † (S)	2,600	295,776
Boeing Co. (The)	2,250	196,785
Curtiss-Wright Corp. (S)	4,800	240,960
Goodrich Corp.	3,400	240,074
L-3 Communications Holdings, Inc.	4,650	492,621
Lockheed Martin Corp.	1,900	199,994
Spirit Aerosystems Holdings, Inc. Class A †	3,700	127,650
United Technologies Corp.	3,050	233,447
		2,027,307

Agriculture (0.2%)
Agria Corp. ADR (China) †	5,500	57,145

Automotive (0.6%)
BorgWarner, Inc.	2,400	116,184
Harley-Davidson, Inc.	2,350	109,769
		225,953

Banking (1.5%)
New York Community Bancorp, Inc.	16,600	291,828
U.S. Bancorp	3,400	107,916
Wells Fargo & Co.	5,300	160,007
		559,751

Basic Materials (0.2%)
Ceradyne, Inc. †	1,700	79,781

Biotechnology (1.4%)
Applera Corp.- Applied Biosystems Group	5,100	172,992
Medicines Co. †	5,700	109,212
PDL BioPharma, Inc. †	13,100	229,512
		511,716

Building Materials (0.5%)
Sherwin-Williams Co. (The)	3,300	191,532

Cable Television (0.8%)
Echostar Communications Corp. Class A †	3,200	120,704
Liberty Global, Inc. Class A †	4,800	188,112
		308,816

Chemicals (2.4%)
Albemarle Corp.	6,100	251,625
Potash Corp. of Saskatchewan (Canada)	400	57,584
Sigma-Adrich Corp.	3,400	185,640
Terra Industries, Inc. †	8,200	391,632
		886,481

Coal (0.4%)
Massey Energy Co.	4,200	150,150

COMMON STOCKS (97.6%)* continued

	Shares	Value

Commercial and Consumer Services (4.2%)
Chemed Corp.	2,200	$122,936
Dun & Bradstreet Corp. (The)	1,050	93,062
Equifax, Inc.	6,500	236,340
Jackson Hewitt Tax Service, Inc.	11,500	365,125
Morningstar, Inc. †	1,500	116,625
Pre-Paid Legal Services, Inc. †	2,806	155,312
Sotheby’s Holdings, Inc. Class A	1,810	68,961
URS Corp. †	4,700	255,351
Watson Wyatt Worldwide, Inc. Class A	2,700	125,307
		1,539,019

Communications Equipment (1.9%)
Cisco Systems, Inc. †	12,056	326,356
F5 Networks, Inc. †	6,600	188,232
Harris Corp.	2,856	179,014
		693,602

Computers (4.8%)
Acme Packet, Inc. †	7,000	88,130
ANSYS, Inc. †	6,399	265,303
Apple Computer, Inc. †	1,450	287,216
Avocent Corp. †	6,131	142,914
Dell, Inc. †	4,130	101,226
Electronics for Imaging, Inc. †	5,800	130,384
Jack Henry & Associates, Inc.	5,600	136,304
National Instruments Corp.	8,200	273,306
NCR Corp. †	5,300	133,030
Nuance Communications, Inc. †	4,000	74,720
Research in Motion, Ltd. (Canada) †	300	34,020
Solera Holdings, Inc. †	3,700	91,686
		1,758,239

Conglomerates (0.5%)
Danaher Corp.	2,300	201,802

Construction (1.4%)
Chicago Bridge & Iron Co., NV (Netherlands)	8,700	525,828

Consumer Finance (1.1%)
American Express Co.	2,550	132,651
Capital One Financial Corp.	2,050	96,883
Mastercard, Inc. Class A	750	161,400
		390,934

Consumer Goods (0.8%)
Jarden Corp. †	2,700	63,747
Procter & Gamble Co. (The)	3,200	234,944
		298,691

Consumer Services (0.8%)
Liberty Media Holding Corp. —
Interactive Class A †	2,300	43,884
SRA International, Inc. Class A †	4,900	144,305
WebMD Health Corp. Class A † (S)	2,585	106,166
		294,355

81

Putnam VT Discovery Growth Fund

COMMON STOCKS (97.6%)* continued

	Shares	Value

Electronics (4.7%)
Altera Corp.	13,500	$260,820
Amphenol Corp. Class A	8,450	391,827
Avnet, Inc. †	10,400	363,688
General Cable Corp. †	2,300	168,544
Intermec, Inc. †	2,400	48,744
Mentor Graphics Corp. †	15,600	168,168
Silicon Laboratories, Inc. †	2,600	97,318
Texas Instruments, Inc.	2,900	96,860
Trimble Navigation, Ltd. †	4,400	133,056
		1,729,025

Energy (3.5%)
Cameron International Corp. †	7,400	356,162
Core Laboratories NV (Netherlands) †	1,200	149,664
FMC Technologies, Inc. †	3,900	221,130
Halliburton Co.	2,350	89,089
Hercules Offshore, Inc. †	7,800	185,484
National-Oilwell Varco, Inc. †	1,900	139,574
Smith International, Inc.	2,000	147,700
		1,288,803

Energy (Other) (2.0%)
Compagnie Generale de
Geophysique-Veritas SA ADR (France) †	4,100	229,805
JA Solar Holdings Co., Ltd. ADR (China) †	1,500	104,715
Suntech Power Holdings Co., Ltd. ADR (China) †	4,800	395,136
		729,656

Engineering & Construction (2.2%)
KBR, Inc. †	8,000	310,400
McDermott International, Inc. †	8,800	519,464
		829,864

Environmental (1.2%)
Foster Wheeler, Ltd. †	2,900	449,558

Financial (3.1%)
AMBAC Financial Group, Inc.	5,600	144,312
Assurant, Inc.	950	63,555
CME Group, Inc.	80	54,880
FCStone Group, Inc. †	2,422	111,485
Intercontinental Exchange, Inc. †	2,225	428,313
Moody’s Corp.	1,850	66,045
Nasdaq Stock Market, Inc. (The) †	5,340	264,277
		1,132,867

Food (0.3%)
Dean Foods Co.	5,000	129,300

Forest Products and Packaging (0.4%)
Plum Creek Timber Company, Inc. (R)	3,600	165,744

COMMON STOCKS (97.6%)* continued

	Shares	Value

Health Care Services (8.4%)
Aetna, Inc.	2,250	$129,893
Amedisys, Inc. †	8,100	393,012
Cerner Corp. †	3,100	174,840
Charles River Laboratories
International, Inc. †	4,900	322,420
DaVita, Inc. †	5,700	321,195
Express Scripts, Inc. †	2,200	160,600
Health Net, Inc. †	6,600	318,780
Laboratory Corp. of America
Holdings †	5,800	438,074
Lincare Holdings, Inc. † (S)	8,100	284,796
Medco Health Solutions, Inc. †	1,500	152,100
UnitedHealth Group, Inc.	3,949	229,832
WellPoint, Inc. †	1,950	171,074
		3,096,616

Homebuilding (0.1%)
NVR, Inc. †	84	44,016

Household Furniture and Appliances (0.3%)
Whirlpool Corp.	1,200	97,956

Insurance (1.3%)
American International Group, Inc.	5,650	329,395
Berkshire Hathaway, Inc. Class B †	13	61,568
Prudential Financial, Inc.	950	88,388
		479,351

Investment Banking/Brokerage (2.8%)
Affiliated Managers Group †	1,300	152,698
BlackRock, Inc.	300	65,040
Blackstone Group LP (The)	2,915	64,509
Franklin Resources, Inc.	1,150	131,595
Goldman Sachs Group, Inc. (The)	1,571	337,844
MF Global, Ltd. (Bermuda) †	6,757	212,643
T. Rowe Price Group, Inc.	1,050	63,924
		1,028,253

Lodging/Tourism (0.6%)
Las Vegas Sands Corp. †	450	46,373
Wyndham Worldwide Corp.	6,900	162,564
		208,937

Machinery (2.7%)
AGCO Corp. †	4,800	326,304
Caterpillar, Inc.	2,300	166,888
Joy Global, Inc.	800	52,656
Manitowoc Co., Inc. (The)	4,700	229,501
Parker-Hannifin Corp.	2,300	173,213
Terex Corp. †	750	49,178
		997,740

82

Putnam VT Discovery Growth Fund

COMMON STOCKS (97.6%)* continued

	Shares	Value

Manufacturing (0.1%)
Mettler-Toledo International, Inc.
(Switzerland) †	450	$51,210

Media (0.4%)
Walt Disney Co. (The)	4,900	158,172

Medical Technology (6.1%)
Becton, Dickinson and Co.	1,250	104,475
C.R. Bard, Inc.	3,500	331,800
DENTSPLY International, Inc.	7,000	315,140
Hospira, Inc. †	1,550	66,092
Kinetic Concepts, Inc. †	3,270	175,141
Medtronic, Inc.	4,050	203,594
Meridian Bioscience, Inc.	2,800	84,224
PerkinElmer, Inc.	4,600	119,692
Respironics, Inc. †	6,500	425,620
St. Jude Medical, Inc. †	1,800	73,152
Varian Medical Systems, Inc. †	2,200	114,752
Waters Corp. †	2,600	205,582
West Pharmaceutical Services, Inc.	834	33,852
		2,253,116

Metals (3.6%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	700	71,708
Market Vectors Gold Miners ETF
(Exchange-traded fund)	3,900	178,815
Novagold Resources, Inc. (Canada) †	18,131	147,949
PAN American Silver Corp. (Canada) †	7,100	248,003
Steel Dynamics, Inc.	4,600	274,022
Western Goldfields, Inc. (Canada) †	46,800	178,308
Yamana Gold, Inc. (Canada)	18,400	238,096
		1,336,901

Oil & Gas (5.2%)
ConocoPhillips	2,200	194,260
Devon Energy Corp.	1,850	164,484
EOG Resources, Inc.	1,250	111,563
Frontier Oil Corp.	6,100	247,538
Helmerich & Payne, Inc.	6,300	252,441
Hess Corp.	800	80,688
Occidental Petroleum Corp.	2,100	161,679
Southwestern Energy Co. †	3,500	195,020
Suncor Energy, Inc. (Canada)	400	43,492
Tesoro Corp.	6,900	329,130
Valero Energy Corp.	1,950	136,559
		1,916,854

Pharmaceuticals (2.9%)
Cephalon, Inc. † (S)	5,900	423,384
Johnson & Johnson	3,500	233,450
Salix Pharmaceuticals, Ltd. † (S)	16,120	127,026

COMMON STOCKS (97.6%)* continued

	Shares	Value

Pharmaceuticals continued
Sepracor, Inc. †	7,000	$183,750
Watson Pharmaceuticals, Inc. †	4,000	108,560
		1,076,170

Publishing (0.5%)
McGraw-Hill Cos., Inc. (The)	4,000	175,240

Real Estate (0.3%)
CB Richard Ellis Group, Inc. Class A †	5,722	123,309

Restaurants (0.5%)
Domino’s Pizza, Inc.	4,500	59,535
Yum! Brands, Inc.	3,400	130,118
		189,653

Retail (4.2%)
Abercrombie & Fitch Co. Class A	2,100	167,937
Aeropostale, Inc. †	8,700	230,550
Best Buy Co., Inc.	3,400	179,010
Brown Shoe Co., Inc.	3,900	59,163
Costco Wholesale Corp.	1,150	80,224
CVS Caremark Corp.	5,450	216,638
Expedia, Inc. †	2,000	63,240
Lowe’s Cos., Inc.	3,750	84,825
Ross Stores, Inc.	2,350	60,090
Staples, Inc.	7,650	176,486
USANA Health Sciences, Inc. † (S)	3,900	144,612
Wolverine World Wide, Inc.	3,400	83,368
		1,546,143

Schools (0.8%)
Apollo Group, Inc. Class A †	2,500	175,375
Career Education Corp. †	4,200	105,588
		280,963

Semiconductor (0.3%)
Advanced Energy Industries, Inc. †	7,100	92,868

Shipping (0.9%)
Omega Navigation Enterprises, Inc.
(Marshall Islands)	8,500	133,875
Overseas Shipholding Group	2,700	200,961
		334,836

Software (4.0%)
Activision, Inc. †	1,000	29,700
Adobe Systems, Inc. †	4,050	173,057
Autodesk, Inc. †	1,400	69,664
BMC Software, Inc. †	5,200	185,328
Cadence Design Systems, Inc. †	8,300	141,183
Informatica Corp. †	8,500	153,170
JDA Software Group, Inc. †	9,500	194,370
Microsoft Corp.	9,500	338,200
Oracle Corp. †	8,450	190,801
		1,475,473

83

Putnam VT Discovery Growth Fund

COMMON STOCKS (97.6%)* continued

	Shares	Value

Technology (0.5%)
Affiliated Computer Services, Inc. Class A †	3,900	$175,890

Technology Services (2.6%)
Accenture, Ltd. Class A (Bermuda)	2,650	95,480
Cognizant Technology Solutions Corp. †	3,100	105,214
DST Systems, Inc. †	2,200	181,610
eBay, Inc. †	5,600	185,864
Google, Inc. Class A †	433	299,411
Shanda Interactive Entertainment,
Ltd. ADR (China) †	3,300	110,022
		977,601

Telecommunications (0.5%)
NeuStar, Inc. Class A †	5,900	169,212

Transportation Services (0.3%)
Expeditors International of Washington, Inc.	650	29,042
Landstar Systems, Inc.	2,200	92,730
		121,772

Trucks & Parts (0.1%)
WABCO Holdings, Inc.	1,033	51,743

Waste Management (0.1%)
Republic Services, Inc.	1,400	43,890

Other (0.2%)
S&P 500 Index Depository Receipts
(SPDR Trust Series 1)	500	73,093

Total common stocks (cost $31,021,014)		$36,085,910

CONVERTIBLE PREFERRED STOCKS (—%)*

Principal amount/shares		Value

MarketSoft Software Corp. escrow
(acquired 2/9/06, cost $411)
(Private) ‡ † (F)	25,369	$1,101
Totality Corp. Ser. D, $0.346
cum. cv. pfd. (acquired 7/27/00,
cost $42,356) (Private) ‡ † (F)	16,600	2

Total convertible preferred stocks (cost $42,767)		$1,103

SHORT-TERM INVESTMENTS (6.4%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$1,300,961	$1,298,063
Putnam Prime Money Market Fund (e)	1,064,782	1,064,782

Total short-term investments (cost $2,362,845)		$2,362,845

Total investments (cost $33,426,626)		$38,449,858

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $5,489)

	Contract	Expiration date/
	amount	strike price	Value

Aeropostale, Inc. (Call)	$3,790	Jan-08/$27.23	$4,033

See page 305 for Notes to the Portfolios.

84

Putnam VT Diversified Income Fund

The fund’s portfolio
12/31/07

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (19.9%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.7%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from August 20,
2037 to October 20, 2037	$3,366,718	$3,478,372

U.S. Government Agency Mortgage Obligations (19.2%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from May 1, 2021
to September 1, 2021	634,149	648,440
Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from October 1,
2033 to November 1, 2037	6,318,990	6,496,878
6 1/2s, TBA, January 1, 2038	1,000,000	1,027,656
6s, with due dates from May 1, 2035
to September 1, 2037	6,120,925	6,220,164
6s, May 1, 2021	1,551,348	1,587,466
5 1/2s, December 1, 2037	2,100,000	2,096,965
5 1/2s, with due dates from February 1,
2020 to March 1, 2021	1,220,973	1,238,474
5 1/2s, TBA, January 1, 2038	69,000,000	68,892,188
5s, with due dates from December 1,
2019 to June 1, 2021	469,219	470,228
4 1/2s, with due dates from August 1,
2033 to May 1, 2034	2,473,407	2,348,004
		91,026,463

Total U.S. government and agency
mortgage obligations (cost $93,065,114)		$94,504,835

U.S. TREASURY OBLIGATIONS (17.5%)*

Principal amount		Value

U.S. Treasury Bonds
6 1/4s, May 15, 2030	$17,389,000	$21,709,080
6 1/4s, August 15, 2023	8,570,000	10,259,897
U.S. Treasury Inflation Index Notes
2 3/8s, January 15, 2017	3,005,705	3,175,245
U.S. Treasury Notes
4 1/4s, August 15, 2013	16,078,000	16,658,316
3 1/4s, August 15, 2008	12,217,000	12,208,410
U.S. Treasury Strip zero %,
November 15, 2024	40,835,000	18,690,384

Total U.S. treasury obligations
(cost $76,065,606)		$82,701,332

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)*

Principal amount		Value

Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 7.365s, 2036	$43,000	$4,316
Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.659s, 2049	148,000	148,384

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

Principal amount			Value

Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		$125,000	$114,265
Ser. 01-1, Class K, 6 1/8s, 2036		282,000	236,288
Banc of America Funding Corp. Ser. 07-4,
Class 4A2, Interest only (IO), 5 1/2s, 2034		2,770,576	582,675
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 7.028s, 2022		476,000	450,382
Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		1,224,006	182,377
Ser. 07-1, Class S, IO, 1.211s, 2037		3,171,328	355,189
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.19s, 2032		189,000	196,112
Ser. 07-PW17, Class A3, 5.736s, 2050		1,832,000	1,834,730
Bear Stearns Commercial Mortgage
Securities, Inc. 144A Ser. 07-PW18,
Class X1, IO, 0.065s, 2050		52,765,000	466,775
Broadgate Financing PLC sec. FRB
Ser. D, 6.626s, 2023
(United Kingdom)	GBP	317,725	555,794
Citigroup Mortgage Loan Trust, Inc.
IFB Ser. 07-6, Class 2A5, IO,
1.785s, 2037		$1,404,431	79,205
Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048		94,000	95,300
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A Ser. 07-CD5,
Class XS, IO, 0.062s, 2044		30,765,565	257,169
Countrywide Home Loans Ser. 05-2,
Class 2X, IO, 1.16s, 2035		2,661,099	56,133
Countrywide Home Loans 144A IFB
Ser. 05-R1, Class 1AS, IO,
1.317s, 2035		1,817,500	106,498
Credit Suisse Mortgage
Capital Certificates
FRB Ser. 07-C4, Class A2,
5.811s, 2039		495,000	506,315
IFB Ser. 06-9, Class 7A2, IO,
1.685s, 2036		3,808,832	120,812
Ser. 07-C5, Class A3, 5.694s, 2040		9,180,000	9,199,792
CRESI Finance Limited Partnership
144A FRB Ser. 06-A, Class C,
5.465s, 2017		179,000	170,889
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class L,
6.878s, 2020		534,000	525,990
FRB Ser. 05-TFLA, Class K,
6.328s, 2020		291,000	288,090
Ser. 98-C2, Class F, 6 3/4s, 2030		1,198,000	1,245,340
Ser. 98-C1, Class F, 6s, 2040		758,000	704,074
Ser. 02-CP5, Class M, 5 1/4s, 2035		275,000	183,406

85

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

Principal amount			Value

Deutsche Mortgage & Asset Receiving
Corp. Ser. 98-C1, Class X, IO,
0.41s, 2031		$5,511,896	$79,449
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4, 6.04s, 2031		226,150	217,034
DLJ Commercial Mortgage Corp. 144A
Ser. 98-CF2, Class B5, 5.95s, 2031		723,280	628,219
European Loan Conduit 144A FRB
Ser. 22A, Class D, 7.122s, 2014
(Ireland)	GBP	371,000	664,886
European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
7 1/8s, 2014 (United Kingdom)	GBP	202,776	347,590
Fannie Mae
FRB Ser. 03-W17, Class 12, IO,
1.151s, 2033		$1,858,957	71,198
IFB Ser. 06-70, Class SM, 13.473s, 2036		170,567	214,039
IFB Ser. 06-62, Class PS, 10.71s, 2036		425,406	534,886
IFB Ser. 06-76, Class QB, 10.41s, 2036		1,188,522	1,500,234
IFB Ser. 06-63, Class SP, 10.11s, 2036		1,296,288	1,612,220
IFB Ser. 07-W7, Class 1A4, 9.99s, 2037		433,849	517,520
IFB Ser. 06-104, Class GS, 9.403s, 2036		266,239	322,671
IFB Ser. 06-60, Class TK, 9.14s, 2036		372,534	435,975
IFB Ser. 05-74, Class CP, 6.912s, 2035		373,425	424,681
IFB Ser. 06-27, Class SP, 6.728s, 2036		575,000	652,447
IFB Ser. 06-8, Class HP, 6.728s, 2036		617,499	699,475
IFB Ser. 06-8, Class WK, 6.728s, 2036		985,369	1,107,430
IFB Ser. 05-106, Class US, 6.728s, 2035		901,910	1,024,938
IFB Ser. 05-99, Class SA, 6.728s, 2035		442,159	489,988
IFB Ser. 05-115, Class NQ,
6.694s, 2036		209,993	231,514
IFB Ser. 05-74, Class CS, 6.641s, 2035		426,126	467,788
IFB Ser. 06-60, Class CS, 6.252s, 2036		590,367	625,866
IFB Ser. 05-114, Class SP, 6.201s, 2036		261,443	274,919
IFB Ser. 05-95, Class OP, 5.328s, 2035		260,911	272,394
IFB Ser. 05-83, Class QP, 4.745s, 2034		151,438	154,136
IFB Ser. 07-W6, Class 6A2, IO,
2.935s, 2037		864,616	85,960
IFB Ser. 06-90, Class SE, IO,
2.935s, 2036		1,551,559	190,834
IFB Ser. 03-66, Class SA, IO,
2.785s, 2033		736,860	75,729
IFB Ser. 07-W6, Class 5A2, IO,
2.425s, 2037		1,145,392	107,981
IFB Ser. 07-W2, Class 3A2, IO,
2.415s, 2037		1,151,068	103,770
IFB Ser. 05-113, Class AI, IO,
2.365s, 2036		505,979	51,784
IFB Ser. 05-113, Class DI, IO,
2.365s, 2036		950,703	80,257
IFB Ser. 06-60, Class SI, IO,
2.285s, 2036		1,150,038	114,258
IFB Ser. 07-W7, Class 3A2, IO,
2.265s, 2037		1,652,803	139,774

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-74, Class SN, IO,
2.235s, 2036	$996,014	$57,948
IFB Ser. 06-60, Class DI, IO,
2.205s, 2035	1,463,853	112,242
IFB Ser. 07-54, Class CI, IO,
1.895s, 2037	1,108,876	97,085
IFB Ser. 07-39, Class PI, IO,
1.895s, 2037	738,574	60,459
IFB Ser. 07-30, Class WI, IO,
1.895s, 2037	4,408,334	333,260
IFB Ser. 07-22, Class S, IO,
1.885s, 2037	18,023,702	1,467,387
IFB Ser. 06-128, Class SH, IO,
1.885s, 2037	808,322	62,509
IFB Ser. 06-56, Class SM, IO,
1.885s, 2036	1,128,120	91,235
IFB Ser. 06-12, Class SD, IO,
1.885s, 2035	2,837,006	270,939
IFB Ser. 07-W5, Class 2A2, IO,
1 7/8s, 2037	433,807	31,673
IFB Ser. 07-30, Class IE, IO,
1 7/8s, 2037	2,092,374	210,101
IFB Ser. 06-123, Class CI, IO,
1 7/8s, 2037	1,723,611	145,428
IFB Ser. 06-123, Class UI, IO,
1 7/8s, 2037	780,740	64,941
IFB Ser. 07-15, Class BI, IO,
1.835s, 2037	1,314,100	110,120
IFB Ser. 06-16, Class SM, IO,
1.835s, 2036	1,030,836	87,970
IFB Ser. 05-95, Class CI, IO,
1.835s, 2035	962,853	85,773
IFB Ser. 05-84, Class SG, IO,
1.835s, 2035	1,596,896	143,911
IFB Ser. 05-104, Class NI, IO,
1.835s, 2035	1,104,635	98,762
IFB Ser. 05-83, Class QI, IO,
1.825s, 2035	256,884	24,982
IFB Ser. 06-128, Class GS, IO,
1.815s, 2037	1,259,676	107,842
IFB Ser. 05-83, Class SL, IO,
1.805s, 2035	2,773,287	211,145
IFB Ser. 06-114, Class IS, IO,
1.785s, 2036	899,678	67,677
IFB Ser. 06-115, Class IE, IO,
1.775s, 2036	689,936	61,830
IFB Ser. 06-117, Class SA, IO,
1.775s, 2036	1,046,530	78,310
IFB Ser. 06-109, Class SH, IO,
1.755s, 2036	856,394	81,083
IFB Ser. 07-W6, Class 4A2, IO,
1.735s, 2037	4,629,571	351,773
IFB Ser. 06-128, Class SC, IO,
1.735s, 2037	885,985	68,564

86

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-45, Class SM, IO,
1.735s, 2036	$1,244,986	$78,854
IFB Ser. 06-8, Class JH, IO,
1.735s, 2036	3,197,285	281,436
IFB Ser. 05-122, Class SG, IO,
1.735s, 2035	1,040,796	90,088
IFB Ser. 05-95, Class OI, IO,
1.725s, 2035	143,239	14,474
IFB Ser. 06-92, Class LI, IO,
1.715s, 2036	1,016,675	78,116
IFB Ser. 06-99, Class AS, IO,
1.715s, 2036	115,417	9,170
IFB Ser. 06-98, Class SQ, IO,
1.705s, 2036	12,941,552	986,910
IFB Ser. 06-85, Class TS, IO,
1.695s, 2036	1,776,568	128,747
IFB Ser. 07-75, Class PI, IO,
1.675s, 2037	1,290,621	96,952
IFB Ser. 07-90, Class S, IO,
1.645s, 2037	2,090,264	99,490
IFB Ser. 07-103, Class AI, IO,
1.635s, 2037	4,656,778	323,646
IFB Ser. 07-109, Class XI, IO,
1.585s, 2037	795,975	57,390
IFB Ser. 07-W8, Class 2A2, IO,
1.585s, 2037	2,036,383	151,418
IFB Ser. 06-70, Class WI, IO,
1.585s, 2036	734,049	32,673
IFB Ser. 07-30, Class JS, IO,
1.575s, 2037	1,838,875	138,530
IFB Ser. 07-30, Class LI, IO,
1.575s, 2037	1,392,016	107,312
IFB Ser. 07-W2, Class 1A2, IO,
1.565s, 2037	900,579	63,322
IFB Ser. 07-54, Class IA, IO,
1.545s, 2037	966,461	73,567
IFB Ser. 07-54, Class IB, IO,
1.545s, 2037	966,461	73,567
IFB Ser. 07-54, Class IC, IO,
1.545s, 2037	966,461	73,567
IFB Ser. 07-54, Class ID, IO,
1.545s, 2037	966,461	73,567
IFB Ser. 07-54, Class IE, IO,
1.545s, 2037	966,461	73,567
IFB Ser. 07-54, Class IF, IO,
1.545s, 2037	1,438,321	109,484
IFB Ser. 07-54, Class UI, IO,
1.545s, 2037	1,374,280	112,770
IFB Ser. 07-56, Class SA, IO,
1.545s, 2037	815,106	46,638
IFB Ser. 07-91, Class AS, IO,
1.535s, 2037	849,619	57,706
IFB Ser. 07-91, Class HS, IO,
1.535s, 2037	905,864	65,043

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 07-15, Class CI, IO,
1.515s, 2037	$3,185,752	$238,190
IFB Ser. 06-123, Class BI, IO,
1.515s, 2037	4,188,463	301,518
IFB Ser. 06-115, Class JI, IO,
1.515s, 2036	2,327,777	173,280
IFB Ser. 06-123, Class LI, IO,
1.455s, 2037	1,553,929	109,023
IFB Ser. 07-39, Class AI, IO,
1.255s, 2037	1,686,501	109,187
IFB Ser. 07-39, Class SY, IO,
1.245s, 2037	2,910,654	127,071
IFB Ser. 07-32, Class SD, IO,
1.245s, 2037	1,151,233	75,878
IFB Ser. 07-30, Class UI, IO,
1.235s, 2037	936,481	64,209
IFB Ser. 07-32, Class SC, IO,
1.235s, 2037	1,524,405	102,106
IFB Ser. 07-1, Class CI, IO,
1.235s, 2037	1,107,806	73,327
IFB Ser. 05-74, Class SE, IO,
1.235s, 2035	1,189,584	66,190
IFB Ser. 07-W5, Class 1A2, IO,
1.215s, 2037	2,218,166	117,449
IFB Ser. 07-4, Class PS, IO,
1.19s, 2037	4,571,500	276,136
IFB Ser. 07-75, Class ID, IO,
1.005s, 2037	1,371,781	86,238
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	205,578	222,556
Ser. 02-T19, Class A3, 7 1/2s, 2042	140,342	151,047
Ser. 02-14, Class A2, 7 1/2s, 2042	1,134	1,212
Ser. 01-T10, Class A2, 7 1/2s, 2041	179,897	193,297
Ser. 02-T4, Class A3, 7 1/2s, 2041	603	643
Ser. 01-T3, Class A1, 7 1/2s, 2040	118,235	125,826
Ser. 01-T1, Class A1, 7 1/2s, 2040	358,521	378,994
Ser. 99-T2, Class A1, 7 1/2s, 2039	144,177	155,862
Ser. 00-T6, Class A1, 7 1/2s, 2030	69,572	74,386
Ser. 01-T4, Class A1, 7 1/2s, 2028	338,483	367,752
Ser. 01-T10, Class A1, 7s, 2041	634,252	669,753
Ser. 371, Class 2, IO, 6 1/2s, 2036	743,511	163,209
Ser. 03-W10, Class 3A, IO,
0.813s, 2043	3,288,358	49,480
Ser. 03-W10, Class 1A, IO,
0.777s, 2043	2,729,133	34,965
Ser. 00-T6, IO, 0.762s, 2030	3,079,855	48,069
Ser. 02-T18, IO, 0.516s, 2042	5,076,903	71,911
Ser. 06-84, Class OP, Principal
only (PO), zero %, 2036	13,387	13,288
Ser. 372, Class 1, PO, zero %, 2036	2,325,983	1,850,764
Ser. 06-56, Class XF, zero %, 2036	81,390	82,635
Ser. 04-38, Class AO, PO, zero %, 2034	319,461	232,785
Ser. 04-61, Class CO, PO, zero %, 2031	335,083	284,477

87

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

Principal amount		Value

Fannie Mae
Ser. 99-51, Class N, PO, zero %, 2029	$55,823	$46,902
Ser. 07-31, Class TS, IO, zero %, 2009	2,493,716	46,958
Ser. 07-15, Class IM, IO, zero %, 2009	967,307	19,158
Ser. 07-16, Class TS, IO, zero %, 2009	3,940,112	66,896
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO,
3.235s, 2043	630,897	66,244
Ser. T-58, Class 4A, 7 1/2s, 2043	2,634	2,839
Ser. T-60, Class 1A2, 7s, 2044	1,175,886	1,258,875
Ser. T-57, Class 1AX, IO, 0.451s, 2043	1,475,429	17,060
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.346s, 2020	4,577,426	240,306
First Chicago Lennar Trust 144A
Ser. 97-CHL1, Class E, 8.066s, 2039	409,631	410,245
First Union Commercial Mortgage Trust
144A Ser. 99-C1, Class G, 5.35s, 2035	351,000	267,982
First Union-Lehman Brothers Commercial
Mortgage Trust II Ser. 97-C2, Class G,
7 1/2s, 2029	447,000	492,289
Freddie Mac
FRB Ser. 3326, Class XF, zero %, 2037	142,249	136,579
FRB Ser. 3122, Class GF, zero %, 2036	338,918	343,550
FRB Ser. 3326, Class WF, zero %, 2035	133,256	126,784
IFB Ser. 3182, Class PS, 8.49s, 2032	159,993	195,144
IFB Ser. 3081, Class DC, 6.536s, 2035	356,520	404,242
IFB Ser. 3114, Class GK, 6.29s, 2036	242,318	274,368
IFB Ser. 2979, Class AS, 5.839s, 2034	159,660	172,529
IFB Ser. 3149, Class SU, 5.837s, 2036	346,482	360,702
IFB Ser. 3065, Class DC, 4.778s, 2035	569,048	588,974
IFB Ser. 3184, Class SP, IO, 2.323s, 2033	1,748,152	157,968
IFB Ser. 3203, Class SH, IO, 2.113s, 2036	992,188	101,773
IFB Ser. 2755, Class SG, IO, 2.073s, 2031	1,373,696	111,479
IFB Ser. 2828, Class TI, IO, 2.023s, 2030	505,916	42,580
IFB Ser. 3297, Class BI, IO, 1.733s, 2037	2,884,441	255,545
IFB Ser. 3284, Class IV, IO, 1.723s, 2037	742,924	67,676
IFB Ser. 3287, Class SD, IO, 1.723s, 2037	1,125,636	91,954
IFB Ser. 3281, Class BI, IO, 1.723s, 2037	563,581	46,948
IFB Ser. 3249, Class SI, IO, 1.723s, 2036	476,766	44,731
IFB Ser. 3028, Class ES, IO, 1.723s, 2035	2,654,124	240,616
IFB Ser. 3042, Class SP, IO, 1.723s, 2035	606,674	55,032
IFB Ser. 3045, Class DI, IO, 1.703s, 2035	3,146,442	228,836
IFB Ser. 3054, Class CS, IO, 1.673s, 2035	565,501	36,681
IFB Ser. 3107, Class DC, IO, 1.673s, 2035	2,842,247	267,080
IFB Ser. 3066, Class SI, IO, 1.673s, 2035	1,820,568	166,945
IFB Ser. 2950, Class SM, IO, 1.673s, 2016	416,784	33,643
IFB Ser. 3256, Class S, IO, 1.663s, 2036	1,924,757	165,173
IFB Ser. 3031, Class BI, IO, 1.662s, 2035	510,334	50,256
IFB Ser. 3244, Class SB, IO, 1.633s, 2036	810,597	64,566
IFB Ser. 3244, Class SG, IO, 1.633s, 2036	923,483	78,191
IFB Ser. 3236, Class IS, IO, 1.623s, 2036	1,503,248	114,396

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3114, Class TS, IO, 1.623s, 2030	$3,157,434	$190,434
IFB Ser. 3240, Class S, IO, 1.593s, 2036	2,691,490	211,329
IFB Ser. 3153, Class JI, IO, 1.593s, 2036	1,510,062	104,575
IFB Ser. 3065, Class DI, IO, 1.593s, 2035	396,096	38,751
IFB Ser. 3315, Class DS, IO, 1.573s, 2037	963,875	60,396
IFB Ser. 3218, Class AS, IO, 1.553s, 2036	1,067,352	75,471
IFB Ser. 3221, Class SI, IO, 1.553s, 2036	1,215,452	89,367
IFB Ser. 3202, Class PI, IO, 1.513s, 2036	3,304,700	251,025
IFB Ser. 3355, Class MI, IO, 1.473s, 2037	902,138	65,763
IFB Ser. 3355, Class LI, IO, 1.473s, 2037	1,115,205	58,528
IFB Ser. 3201, Class SG, IO, 1.473s, 2036	1,531,467	116,554
IFB Ser. 3203, Class SE, IO, 1.473s, 2036	1,385,835	101,812
IFB Ser. 3171, Class PS, IO, 1.458s, 2036	1,358,836	107,278
IFB Ser. 3152, Class SY, IO, 1.453s, 2036	2,240,964	189,865
IFB Ser. 3284, Class BI, IO, 1.423s, 2037	919,307	65,949
IFB Ser. 3199, Class S, IO, 1.423s, 2036	1,941,698	150,665
IFB Ser. 3284, Class LI, IO, 1.413s, 2037	1,949,719	145,995
IFB Ser. 3281, Class AI, IO, 1.403s, 2037	3,214,690	243,517
IFB Ser. 3311, Class IA, IO, 1.383s, 2037	1,361,669	107,626
IFB Ser. 3311, Class IB, IO, 1.383s, 2037	1,361,669	107,626
IFB Ser. 3311, Class IC, IO, 1.383s, 2037	1,361,669	107,626
IFB Ser. 3311, Class ID, IO, 1.383s, 2037	1,361,669	107,626
IFB Ser. 3311, Class IE, IO, 1.383s, 2037	2,069,240	163,552
IFB Ser. 3274, Class JS, IO, 1.383s, 2037	2,885,484	194,622
IFB Ser. 3240, Class GS, IO, 1.353s, 2036	1,624,746	120,205
IFB Ser. 3339, Class TI, IO, 1.113s, 2037	2,142,656	150,063
IFB Ser. 3288, Class SJ, IO, 1.103s, 2037	1,488,580	92,651
IFB Ser. 3284, Class CI, IO, 1.093s, 2037	3,759,149	253,725
IFB Ser. 3016, Class SQ, IO, 1.083s, 2035	1,110,968	57,520
IFB Ser. 3284, Class WI, IO, 1.073s, 2037	6,255,066	406,590
IFB Ser. 3235, Class SA, IO, 0.923s, 2036	722,385	38,846
Ser. 246, PO, zero %, 2037	2,374,021	1,898,961
Ser. 3300, PO, zero %, 2037	684,782	557,955
Ser. 236, PO, zero %, 2036	310,290	247,374
GE Capital Commercial
Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033	134,000	137,372
Ser. 00-1, Class G, 6.131s, 2033	468,000	418,224
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	418,345	424,215
Government National
Mortgage Association
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	53,320	45,394
IFB Ser. 07-51, Class SP, 9.788s, 2037	105,992	125,479
IFB Ser. 07-64, Class AM, 8.006s, 2037	390,729	416,517
IFB Ser. 05-66, Class SP, 4.075s, 2035	343,368	348,428
IFB Ser. 06-62, Class SI, IO,
2.431s, 2036	1,184,702	86,218
IFB Ser. 07-1, Class SL, IO,
2.411s, 2037	532,010	43,909

88

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-1, Class SM, IO,
2.401s, 2037	$532,010	$43,764
IFB Ser. 07-26, Class SG, IO,
1.901s, 2037	1,549,957	119,254
IFB Ser. 07-9, Class BI, IO,
1.871s, 2037	3,243,547	221,372
IFB Ser. 07-31, Class CI, IO,
1.861s, 2037	930,989	64,396
IFB Ser. 07-25, Class SA, IO,
1.851s, 2037	1,243,138	78,364
IFB Ser. 07-25, Class SB, IO,
1.851s, 2037	2,430,600	153,218
IFB Ser. 07-26, Class LS, IO,
1.851s, 2037	3,226,905	236,688
IFB Ser. 07-22, Class S, IO,
1.851s, 2037	832,578	73,158
IFB Ser. 07-11, Class SA, IO,
1.851s, 2037	891,026	65,805
IFB Ser. 07-14, Class SB, IO,
1.851s, 2037	857,023	62,400
IFB Ser. 07-51, Class SJ, IO,
1.801s, 2037	1,019,451	90,728
IFB Ser. 07-26, Class SD, IO,
1.773s, 2037	1,716,210	117,445
IFB Ser. 07-58, Class PS, IO,
1.751s, 2037	818,523	67,698
IFB Ser. 07-78, Class SA, IO,
1.721s, 2037	6,159,000	432,091
IFB Ser. 07-59, Class PS, IO,
1.721s, 2037	795,948	61,731
IFB Ser. 07-59, Class SP, IO,
1.721s, 2037	274,602	21,414
IFB Ser. 06-38, Class SG, IO,
1.701s, 2033	3,578,936	184,591
IFB Ser. 07-53, Class SG, IO,
1.651s, 2037	712,194	44,464
IFB Ser. 07-48, Class SB, IO,
1.623s, 2037	1,594,923	91,347
IFB Ser. 07-64, Class AI, IO,
1.601s, 2037	2,832,786	169,355
IFB Ser. 07-53, Class ES, IO,
1.601s, 2037	1,155,348	59,822
IFB Ser. 07-9, Class DI, IO,
1.561s, 2037	1,640,085	98,305
IFB Ser. 07-57, Class QA, IO,
1.551s, 2037	2,503,418	137,439
IFB Ser. 07-58, Class SA, IO,
1.551s, 2037	1,567,661	88,908
IFB Ser. 07-58, Class SC, IO,
1.551s, 2037	2,096,982	107,314
IFB Ser. 07-61, Class SA, IO,
1.551s, 2037	1,328,856	76,524
IFB Ser. 07-53, Class SC, IO,
1.551s, 2037	1,248,805	63,946

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 07-58, Class SD, IO,
1.541s, 2037	$2,038,888	$102,374
IFB Ser. 07-17, Class AI, IO,
1.523s, 2037	3,991,610	276,997
IFB Ser. 07-59, Class SD, IO,
1.521s, 2037	541,539	28,841
IFB Ser. 07-9, Class AI, IO,
1.473s, 2037	1,854,460	130,282
IFB Ser. 05-65, Class SI, IO,
1.401s, 2035	1,193,059	77,325
IFB Ser. 07-79, Class SY, IO,
1.313s, 2037	3,693,000	210,472
IFB Ser. 07-17, Class IB, IO,
1.301s, 2037	861,246	51,503
IFB Ser. 06-14, Class S, IO,
1.301s, 2036	1,335,090	76,413
IFB Ser. 06-11, Class ST, IO,
1.291s, 2036	831,294	46,088
IFB Ser. 07-27, Class SD, IO,
1.251s, 2037	893,368	46,226
IFB Ser. 07-19, Class SJ, IO,
1.251s, 2037	1,503,176	71,412
IFB Ser. 07-23, Class ST, IO,
1.251s, 2037	1,929,026	84,625
IFB Ser. 07-9, Class CI, IO,
1.251s, 2037	2,132,142	109,830
IFB Ser. 07-7, Class EI, IO,
1.251s, 2037	887,390	44,012
IFB Ser. 07-7, Class JI, IO,
1.251s, 2037	2,381,703	122,658
IFB Ser. 07-1, Class S, IO,
1.251s, 2037	1,993,812	96,054
IFB Ser. 07-3, Class SA, IO,
1.251s, 2037	1,900,527	89,959
IFB Ser. 07-31, Class AI, IO,
1.153s, 2037	1,031,992	93,595
IFB Ser. 07-43, Class SC, IO,
1.073s, 2037	1,606,450	80,978
Ser. 99-31, Class MP, PO, zero %, 2029	161,183	138,919
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	295,000	299,430
FRB Ser. 07-GG10, Class AM,
5.799s, 2045	486,000	490,019
GSR Mortgage Loan Trust IFB Ser. 06-4F,
Class 4A2, IO, 2.285s, 2036	743,885	38,596
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	116,597	75,788
IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 4.975s, 2037	372,755	351,322
JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class AM,
6.063s, 2051	808,000	816,961

89

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

Principal amount		Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class A3,
5.991s, 2051	$2,582,000	$2,621,944
FRB Ser. 07-LD11, Class A3,
5.819s, 2049	368,000	373,833
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 07-CB20, Class A3, 5.863s, 2051	739,000	741,424
Ser. 07-CB20, Class A4, 5.794s, 2051	477,000	486,688
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A Ser. 07-CB20,
Class X1, IO, 0.052s, 2051	53,276,676	682,474
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	199,915	201,871
Ser. 98-C4, Class J, 5.6s, 2035	379,000	316,991
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class AM, 6.114s, 2017	434,000	435,814
Ser. 07-C6, Class A2, 5.845s, 2012	804,000	830,588
Ser. 07-C7, Class XW, IO, 0.374s, 2045	51,606,000	1,362,398
LB-UBS Commercial Mortgage Trust 144A
Ser. 07-C7, Class XCL, IO, 0.08s, 2045	21,785,087	220,029
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 10.89s, 2037	599,614	712,171
IFB Ser. 07-5, Class 8A2, IO,
2.855s, 2036	1,078,473	74,738
IFB Ser. 07-4, Class 3A2, IO,
2.335s, 2037	918,157	65,189
IFB Ser. 06-5, Class 2A2, IO,
2.285s, 2036	1,957,421	119,993
IFB Ser. 07-2, Class 2A13, IO,
1.825s, 2037	1,527,089	103,880
IFB Ser. 06-7, Class 2A5, IO,
1.761s, 2036	2,815,102	193,877
IFB Ser. 06-9, Class 2A2, IO,
1.755s, 2037	1,807,266	135,917
IFB Ser. 06-7, Class 2A4, IO,
1.685s, 2036	3,104,265	159,824
IFB Ser. 06-6, Class 1A2, IO,
1.635s, 2036	1,142,331	58,830
IFB Ser. 06-6, Class 1A3, IO,
1.635s, 2036	1,604,408	96,432
IFB Ser. 06-5, Class 1A3, IO,
0.535s, 2036	520,085	6,129
IFB Ser. 06-7, Class 1A3, IO,
0.485s, 2036	1,318,740	17,151
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	1,444,000	1,425,228
Mach One Commercial Mortgage
Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040
(Canada)	463,000	240,760
Ser. 04-1A, Class K, 5.45s, 2040
(Canada)	167,000	85,170

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

Principal amount			Value

Mach One Commercial Mortgage
Trust 144A
Ser. 04-1A, Class L, 5.45s, 2040
(Canada)		$76,000	$38,000
MASTR Adjustable Rate Mortgages Trust
FRB Ser. 04-13, Class 3A6, 3.786s, 2034		190,000	186,885
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.062s, 2049		43,625,328	620,298
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1,
5.279s, 2035		315,051	312,432
Ser. 96-C2, Class JS, IO, 2.258s, 2028		928,938	73,070
Merrill Lynch Mortgage Trust FRB
Ser. 07-C1, Class A3, 5.829s, 2050		196,000	201,475
Merrill Lynch/Countrywide Commercial
Mortgage Trust FRB Ser. 07-8, Class A2,
5.92s, 2049		358,000	368,793
Morgan Stanley Capital I
FRB Ser. 07-IQ14, Class AM,
5.691s, 2049		218,000	216,764
Ser. 98-CF1, Class E, 7.35s, 2032		915,000	866,026
Morgan Stanley Capital I 144A FRB
Ser. 04-RR, Class F7, 6s, 2039		1,380,000	717,600
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.342s, 2035		981,474	974,113
Mortgage Capital Funding, Inc.
Ser. 97-MC2, Class X, IO, 1.878s, 2012		30,058	38
Permanent Financing PLC FRB Ser. 8,
Class 2C, 5.546s, 2042 (United Kingdom)		433,000	429,429
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		157,000	142,408
Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO,
1.825s, 2037		3,559,777	244,285
IFB Ser. 06-A7CB, Class 1A6, IO,
0.685s, 2036		318,684	7,872
Residential Mortgage Securities 144A
FRB Ser. 20A, Class B1A, 7.018s,
2038 (United Kingdom)	GBP	100,000	179,455
SBA CMBS Trust 144A Ser. 05-1A,
Class E, 6.706s, 2035		$222,000	217,303
STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)		133,000	113,227
Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)		158,000	127,974
Ser. 04-1A, Class M, 5s, 2018
(Cayman Islands)		143,000	125,253
Ser. 04-1A, Class N, 5s, 2018
(Cayman Islands)		137,000	112,452
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
1.385s, 2037		3,387,068	193,801
Ser. 07-4, Class 1A4, IO, 1s, 2037		3,387,068	89,172

90

Putnam VT Diversified Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (19.6%)* continued

	Principal amount		Value

Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
1.016s, 2037		$4,237,274	$159,757
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E,
7.095s, 2014 (Ireland)	GBP	165,399	319,396
FRB Ser. 05-CT1A, Class D,
7.095s, 2014 (Ireland)	GBP	342,759	620,435
URSUS EPC 144A FRB Ser. 1-A,
Class D, 6.938s, 2012 (Ireland)	GBP	179,168	333,403
Wachovia Bank Commercial
Mortgage Trust Ser. 07-C34, IO,
0.36s, 2046		$14,112,538	360,858
Wachovia Bank Commercial
Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 8.328s, 2018		363,000	344,850
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035		8,424,285	77,327

Total collateralized mortgage obligations
(cost $84,131,772)			$92,875,817

FOREIGN GOVERNMENT BONDS AND NOTES (17.8%)*

	Principal amount		Value

Argentina (Republic of ) bonds
7s, 2013		$520,000	$446,276
Argentina (Republic of ) bonds
Ser. $V, 10 1/2s, 2012	ARS	2,830,000	676,370
Argentina (Republic of ) FRB
5.389s, 2012		$5,515,625	4,904,847
Argentina (Republic of ) notes
Ser. $dis, 8.28s, 2033		917,156	872,674
Brazil (Federal Republic of ) bonds
6s, 2017		1,070,000	1,096,750
Brazil (Federal Republic of ) notes
zero %, 2017	BRL	281,000	1,323,101
Canada (Government of ) bonds
Ser. WL43, 5 3/4s, 2029	CAD	585,000	724,570
Colombia (Republic of ) notes
10s, 2012		$1,439,000	1,674,996
Ecuador (Republic of ) bonds
Ser. REGS,12s, 2012		185,640	186,383
Ecuador (Republic of ) regs notes
9 3/8s, 2015		100,000	101,000
France (Government of ) bonds
5 3/4s, 2032	EUR	2,945,000	4,974,753
France (Government of ) bonds
5 1/2s, 2010	EUR	2,955,000	4,473,066
France (Government of ) bonds
4s, 2009	EUR	920,000	1,340,648
Ghana (Republic of ) bonds
8 1/2s, 2017		$235,000	249,074
Indonesia (Republic of ) bonds
14.275s, 2013	IDR	1,874,000,000	240,986

FOREIGN GOVERNMENT BONDS AND NOTES (17.8%)* continued

	Principal amount		Value

Indonesia (Republic of ) bonds
14 1/4s, 2013	IDR	5,565,000,000	$714,027
Indonesia (Republic of ) 144A bonds
6 5/8s, 2037		$695,000	661,293
Ireland (Republic of ) bonds
5s, 2013	EUR	5,700,000	8,615,018
Japan (Government of ) CPI Linked
bonds Ser. 12, 1.2s, 2017	JPY	276,998,400	2,506,663
Japan (Government of ) CPI Linked
bonds Ser. 8, 1s, 2016	JPY	2,904,993,600	26,028,889
Mexican (Government of ) bonds
Ser. M 10, 8s, 2015	MXN	12,836,000	1,165,732
Peru (Republic of ) bonds
8 3/4s, 2033		$350,000	463,750
Russia (Federation of ) unsub.
5s, 2030		1,180,080	1,342,341
Russia (Federation of ) 144A unsub.
unsec. bonds 5s, 2030		2,222,129	2,527,672
Russia (Ministry of Finance) debs.
Ser. V, 3s, 2008		1,375,000	1,357,813
South Africa (Republic of ) notes
5 7/8s, 2022		330,000	335,775
Spain (Kingdom of ) bonds 5s, 2012	EUR	1,800,000	2,715,250
Sweden (Government of ) debs.
Ser. 1041, 6 3/4s, 2014	SEK	26,845,000	4,721,069
Turkey (Republic of ) notes
6 7/8s, 2036		$2,505,000	2,461,163
Ukraine (Government of ) 144A
bonds 6 3/4s, 2017		800,000	793,440
Ukraine (Government of ) 144A
sr. unsub. 6.58s, 2016		430,000	423,550
United Mexican States bonds
Ser. MTN, 8.3s, 2031		1,810,000	2,342,140
Venezuela (Republic of ) notes
10 3/4s, 2013		1,360,000	1,455,200
Venezuela (Republic of ) unsub.
bonds 5 3/8s, 2010		575,000	540,500

Total foreign government
bonds and notes (cost $77,404,684)			$84,456,779

CORPORATE BONDS AND NOTES (16.6%)*

	Principal amount		Value

Basic Materials (1.0%)
Algoma Acquisition Corp. 144A unsec.
notes 9 7/8s, 2015 (Canada)		$105,000	$86,100
Builders FirstSource, Inc. company guaranty
FRN 9.119s, 2012		220,000	191,400
Compass Minerals International, Inc.
sr. disc. notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††		240,000	245,400
Domtar Corp. company guaranty 7 7/8s,
2011 (Canada)		90,000	91,913
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. bonds 8 3/8s, 2017		619,000	663,878

91

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (16.6%)* continued

Principal amount			Value

Basic Materials continued
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. FRN 8.394s, 2015		$110,000	$111,650
Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		311,000	329,660
Georgia-Pacific Corp. debs. 9 1/2s, 2011		75,000	78,750
Georgia-Pacific Corp. notes 8 1/8s, 2011		40,000	40,600
Gerdau Ameristeel Corp. sr. notes 10 3/8s,
2011 (Canada)		305,000	321,013
Hexion U.S. Finance Corp./Hexion Nova
Scotia Finance, ULC company guaranty
9 3/4s, 2014		445,000	480,600
Momentive Performance Materials, Inc.
144A sr. notes 9 3/4s, 2014		196,000	180,320
Mosaic Co. (The) 144A sr. notes
7 5/8s, 2016		165,000	178,200
Mosaic Co. (The) 144A sr. notes
7 3/8s, 2014		100,000	107,000
NewPage Corp. company guaranty
10s, 2012		37,000	37,185
NewPage Corp. sec. notes 10s, 2012		40,000	40,200
NewPage Holding Corp. sr. notes FRN
11.818s, 2013 ‡‡		63,790	61,238
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		9,000	7,470
Novelis, Inc. company guaranty
7 1/4s, 2015		86,000	80,840
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	200,000	281,780
Steel Dynamics, Inc. 144A sr. notes
7 3/8s, 2012		$4,000	4,020
Steel Dynamics, Inc. 144A sr. notes
6 3/4s, 2015		658,000	634,970
Stone Container Corp. sr. notes
8 3/8s, 2012		310,000	307,675
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)		175,000	164,938
			4,726,800

Capital Goods (1.4%)
Alliant Techsystems, Inc. sr. sub. notes
6 3/4s, 2016		340,000	340,000
Berry Plastics Holding Corp. sec. notes
8 7/8s, 2014		177,000	168,150
Bombardier, Inc. 144A notes 6 3/4s,
2012 (Canada)		1,350,000	1,366,875
Bombardier, Inc. 144A sr. notes 8s,
2014 (Canada)		235,000	245,575
Bombardier, Inc. 144A sr. unsec.
FRN 7.631s, 2013 (Canada)	EUR	160,000	232,549
Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		$483,000	493,868
General Cable Corp. company
guaranty FRN 7.104s, 2015		155,000	147,250

CORPORATE BONDS AND NOTES (16.6%)* continued

	Principal amount	Value

Capital Goods continued
Hawker Beechcraft Acquisition Co.,
LLC 144A sr. notes 8 1/2s, 2015	$465,000	$465,000
Hexcel Corp. sr. sub. notes
6 3/4s, 2015	55,000	53,900
L-3 Communications Corp. company
guaranty 6 1/8s, 2013	529,000	519,743
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	408,000	393,720
Legrand SA debs. 8 1/2s, 2025
(France)	858,000	998,153
Milacron Escrow Corp. sec. notes
11 1/2s, 2011	13,000	11,895
Owens-Illinois, Inc. debs. 7 1/2s, 2010	79,000	79,988
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014	585,000	579,150
Ryerson Tull, Inc. 144A sec. notes
12s, 2015	95,000	93,813
SPX Corp. sr. notes 7 5/8s, 2014	130,000	132,600
TD Funding Corp. company guaranty
7 3/4s, 2014	75,000	76,125
Tekni-Plex, Inc. sec. notes
10 7/8s, 2012	100,000	107,250
Terex Corp. sr. sub. notes 8s, 2017	250,000	253,125
		6,758,729

Communication Services (1.1%)
American Tower Corp. 144A sr. notes
7s, 2017	325,000	326,625
Cincinnati Bell, Inc. company guaranty
7s, 2015	442,000	417,690
Cricket Communications, Inc. 144A
company guaranty 9 3/8s, 2014	195,000	182,813
Digicel Group, Ltd. 144A sr. notes
8 7/8s, 2015 (Bermuda)	315,000	288,225
Digicel, Ltd. 144A sr. notes 9 1/4s,
2012 (Jamaica)	200,000	203,760
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	581,000	564,296
iPCS, Inc. sec. FRN 7.036s, 2013	105,000	98,963
MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	70,000	65,800
PAETEC Holding Corp. 144A sr. notes
9 1/2s, 2015	110,000	107,250
Qwest Communications
International, Inc. company guaranty
7 1/2s, 2014	273,000	272,318
Qwest Corp. debs. 7 1/4s, 2025	148,000	139,120
Qwest Corp. notes 8 7/8s, 2012	947,000	1,013,290
Qwest Corp. sr. unsec. notes
7 1/2s, 2014	55,000	55,825
Rural Cellular Corp. FRN sr. sub. notes
8.124s, 2013	145,000	147,900

92

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (16.6%)* continued

Principal amount			Value

Communication Services continued
West Corp. company guaranty
9 1/2s, 2014		$95,000	$93,100
Wind Aquisition Fin. SA notes
9 3/4s, 2015 (Luxembourg)	EUR	665,000	1,044,688
			5,021,663

Consumer Cyclicals (2.8%)
Allison Transmission 144A company
guaranty 11s, 2015		$65,000	59,150
Boyd Gaming Corp. sr. sub. notes
7 3/4s, 2012		130,000	131,625
Boyd Gaming Corp. sr. sub. notes
6 3/4s, 2014		121,000	115,253
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)		238,256	224,854
D.R. Horton, Inc. sr. notes
7 7/8s, 2011		640,000	619,095
FelCor Lodging LP company guaranty
8 1/2s, 2008 (R)		427,000	445,148
Ford Motor Co. notes 7.45s, 2031		183,000	135,878
Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011		503,000	479,086
Ford Motor Credit Co., LLC
sr. unsec. notes 9 3/4s, 2010		1,651,000	1,594,394
Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009		139,000	130,833
General Motors Corp. debs. 9.4s, 2021		65,000	57,720
Goodman Global Holding Co., Inc.
company guaranty FRN Ser. B,
7.991s, 2012		30,000	29,850
Hanesbrands, Inc. company guaranty
FRN Ser. B, 8.204s, 2014		230,000	227,700
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)		615,000	615,000
Jostens IH Corp. company guaranty
7 5/8s, 2012		454,000	456,270
Lamar Media Corp. 144A sr. sub.
notes 6 5/8s, 2015		140,000	136,150
Levi Strauss & Co. sr. notes
9 3/4s, 2015		502,000	500,745
Levi Strauss & Co. sr. notes
8 7/8s, 2016		205,000	198,338
Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015		320,000	321,600
Meritage Homes Corp. company guaranty
6 1/4s, 2015		261,000	178,785
Meritage Homes Corp. sr. notes 7s, 2014		32,000	22,880
Meritor Automotive, Inc. notes 6.8s, 2009		60,000	58,200
MGM Mirage, Inc. company guaranty
8 1/2s, 2010		395,000	409,813
MGM Mirage, Inc. company guaranty
6s, 2009		881,000	876,595
NTK Holdings, Inc. sr. disc. notes
zero %, 2014		87,000	50,895

CORPORATE BONDS AND NOTES (16.6%)* continued

Principal amount		Value

Consumer Cyclicals continued
Oxford Industries, Inc. sr. notes
8 7/8s, 2011	$390,000	$388,050
Pinnacle Entertainment, Inc. sr. sub. notes
8 1/4s, 2012	251,000	253,510
Pinnacle Entertainment, Inc. 144A sr. sub.
notes 7 1/2s, 2015	240,000	217,800
Pulte Homes, Inc. company guaranty
7 7/8s, 2011	608,000	584,935
Quebecor Media notes 7 3/4s, 2016
(Canada)	60,000	57,600
Scientific Games Corp. company guaranty
6 1/4s, 2012	499,000	476,545
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014	55,000	52,525
Standard Pacific Corp. sr. notes
6 1/2s, 2008	175,000	154,875
Standard Pacific Corp. sr. unsec. unsub.
notes 5 1/8s, 2009	40,000	31,600
Station Casinos, Inc. sr. notes 6s, 2012	290,000	258,100
Target Corp. sr. unsec. notes 5 3/8s, 2017	875,000	855,192
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	44,000	43,230
Tenneco Automotive, Inc. 144A
sr. unsec. notes 8 1/8s, 2015	310,000	306,900
Texas Industries, Inc. sr. unsec. notes
7 1/4s, 2013	267,000	261,660
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	214,000	171,200
Tropicana Entertainment, LLC sr. sub.
notes 9 5/8s, 2014	455,000	288,925
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	217,000	165,191
Vertis, Inc. company guaranty Ser. B,
10 7/8s, 2009	469,000	288,435
Vertis, Inc. 144A sub. notes 13 1/2s, 2009	121,000	35,998
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	428,000	420,510
		13,388,638

Consumer Staples (1.7%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	445,000	422,750
AMC Entertainment, Inc. company
guaranty 11s, 2016	208,000	218,920
AMC Entertainment, Inc. sr. sub. notes
8s, 2014	171,000	160,740
Archibald Candy Corp. company guaranty
10s, 2008 (In default) (F) †	79,400	1,166
Avis Budget Car Rental, LLC company
guaranty 7 3/4s, 2016	205,000	192,700
CCH I Holdings, LLC company guaranty
12 1/8s, 2015	15,000	9,713
CCH I, LLC/Capital Corp. sec. notes
11s, 2015	338,000	275,470
CCH II, LLC sr. unsec. notes
Ser. B, 10 1/4s, 2010	883,000	860,925

93

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (16.6%)* continued

Principal amount		Value

Consumer Staples continued
CCH II, LLC sr. unsec. notes
10 1/4s, 2010	$64,000	$62,720
Church & Dwight Co., Inc. company
guaranty 6s, 2012	349,000	341,148
Cinemark, Inc. sr. disc. notes stepped-
coupon zero % (9 3/4s, 3/15/09), 2014 ††	370,000	344,563
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	394,000	376,763
Del Monte Corp. company guaranty
6 3/4s, 2015	250,000	236,250
Del Monte Corp. sr. sub. notes
8 5/8s, 2012	470,000	473,525
DirecTV Holdings, LLC company guaranty
6 3/8s, 2015	526,000	504,960
Echostar DBS Corp. company guaranty
6 5/8s, 2014	1,637,000	1,628,815
Liberty Media, LLC sr. notes 5.7s, 2013	29,000	26,866
Liberty Media, LLC sr. unsec. notes
7 7/8s, 2009	75,000	76,143
Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014	137,000	140,083
Nielsen Finance LLC/Nielsen Finance Co.
company guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	318,000	223,395
Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012	302,000	301,245
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	290,000	298,338
Rental Services Corp. company guaranty
9 1/2s, 2014	64,000	57,280
Rite Aid Corp. company guaranty
9 3/8s, 2015	240,000	199,200
Rite Aid Corp. sec. notes 7 1/2s, 2017	230,000	202,688
United Rentals NA, Inc. sr. sub. notes
7s, 2014	188,000	157,450
Young Broadcasting, Inc. company guaranty
10s, 2011	177,000	138,281
Young Broadcasting, Inc. sr. sub. notes
8 3/4s, 2014	61,000	42,395
		7,974,492

Energy (2.6%)
Arch Western Finance, LLC sr. notes
6 3/4s, 2013	1,110,000	1,076,700
Chaparral Energy, Inc. 144A sr. notes
8 7/8s, 2017	235,000	212,088
CHC Helicopter Corp. sr. sub. notes
7 3/8s, 2014 (Canada)	620,000	585,900
Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	903,000	923,318
Complete Production Services, Inc.
company guaranty 8s, 2016	380,000	367,650
Comstock Resources, Inc. sr. notes
6 7/8s, 2012	420,000	395,850
Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	175,000	174,781

CORPORATE BONDS AND NOTES (16.6%)* continued

Principal amount		Value

Energy continued
Denbury Resources, Inc. sr. sub. notes
7 1/2s, 2015	$235,000	$237,350
EXCO Resources, Inc. company guaranty
7 1/4s, 2011	350,000	336,875
Forest Oil Corp. sr. notes 8s, 2011	465,000	483,600
Gaz Capital for Gazprom 144A sr. unsec.
notes 7.288s, 2037 (Luxembourg)	240,000	242,232
Harvest Operations Corp. sr. notes
7 7/8s, 2011 (Canada)	456,000	429,780
Helix Energy Solutions Group, Inc.
144A sr. unsec. notes 9 1/2s, 2016	325,000	330,688
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	395,000	375,250
Key Energy Services, Inc. 144A sr. notes
8 3/8s, 2014	150,000	153,375
Lukoil International Finance 144A company
guaranty 6.656s, 2022 (Netherlands)	200,000	186,750
Lukoil International Finance 144A company
guaranty 6.356s, 2017 (Netherlands)	400,000	378,680
Massey Energy Co. sr. notes 6 5/8s, 2010	225,000	219,938
Newfield Exploration Co. sr. sub. notes
6 5/8s, 2014	294,000	291,060
Offshore Logistics, Inc. company guaranty
6 1/8s, 2013	555,000	532,800
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	293,269	308,180
Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	290,000	301,784
Peabody Energy Corp. company guaranty
7 3/8s, 2016	620,000	635,500
Pemex Finance, Ltd. bonds 9.69s, 2009
(Cayman Islands)	269,500	277,371
Pemex Project Funding Master Trust 144A
company guaranty 6 5/8s, 2035	380,000	400,533
Pemex Project Funding Master Trust 144A
company guaranty 5 3/4s, 2018	480,000	478,800
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	220,000	231,550
Petroleum Co. of Trinidad & Tobago Ltd.
144A sr. unsec. notes 6s, 2022 (Trinidad)	650,000	654,901
Petroplus Finance, Ltd. company guaranty
6 3/4s, 2014 (Bermuda)	270,000	251,438
Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015	60,000	60,000
Plains Exploration & Production Co.
company guaranty 7s, 2017	60,000	57,375
Pride International, Inc. sr. notes
7 3/8s, 2014	675,000	693,563
Transocean, Inc. sr. unsec. notes 6s, 2018	185,000	184,506
		12,470,166

94

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (16.6%)* continued

	Principal amount		Value

Financial (3.1%)
Banco Do Brasil 144A sr. unsec. notes
5.581s, 2017 (Cayman Islands)	BRL	393,000	$203,790
Bear Stearns Cos., Inc. (The) notes
Ser. MTN, 6.95s, 2012		$885,000	909,957
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 6.669s, 2012
(Cayman Islands)		1,087,000	1,076,380
Finova Group, Inc. notes 7 1/2s, 2009		314,396	51,089
GMAC, LLC FRN 7.324s, 2014		250,000	200,585
GMAC, LLC notes 7 3/4s, 2010		66,000	61,566
GMAC, LLC notes 7s, 2012		70,000	59,188
GMAC, LLC notes 6 7/8s, 2012		471,000	394,681
GMAC, LLC notes 6 7/8s, 2011		70,000	59,885
GMAC, LLC notes 6 3/4s, 2014		934,000	753,317
GMAC, LLC sr. unsub. notes
5.85s, 2009		67,000	64,075
GMAC, LLC unsub. notes 6 5/8s, 2012		510,000	427,387
Goldman Sachs Group, Inc (The) sub.
notes 6 3/4s, 2037		215,000	212,922
HUB International Holdings, Inc.
144A sr. notes 9s, 2014		50,000	44,625
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015		70,000	59,500
JPMorgan Chase & Co. 144A
sr. unsec. FRN 6.46s, 2017		500,000	477,485
JPMorgan Chase & Co. 144A
unsec. unsub. notes 8s, 2012	INR	14,000,000	383,659
Lehman Brothers Holdings, Inc.
sr. unsec. notes Ser. I, 6.2s, 2014		$885,000	901,344
Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015		105,000	105,000
Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		184,000	170,200
Liberty Mutual Insurance 144A notes
7.697s, 2097		480,000	449,938
Morgan Stanley sr. unsec. bonds
5.776s, 2017	BRL	1,360,000	695,672
Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015		$161,000	160,396
Realogy Corp. 144A sr. notes
10 1/2s, 2014		510,000	381,225
RSHB Capital SA for OJSC Russian
Agricultural Bank notes 6.299s, 2017
(Luxembourg)		495,000	469,013
UBS Luxembourg SA for Sberbank unsec.
sub. notes stepped-coupon 6.23s (7.429s,
2/11/10), 2015 (Luxembourg) ††		1,040,000	1,038,024
USI Holdings Corp. 144A sr. notes FRN
8.744s, 2014		45,000	38,475
VTB Capital SA bonds 6 1/4s, 2035
(Luxembourg)		695,000	670,675
VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)		400,000	386,000

CORPORATE BONDS AND NOTES (16.6%)* continued

Principal amount		Value

Financial continued
VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)	$1,000,000	$1,025,000
VTB Capital SA 144A sec. notes 6.609s,
2012 (Luxembourg)	2,880,000	2,866,550
		14,797,603

Health Care (1.2%)
Bausch & Lomb, Inc. 144A sr. unsec. notes
9 7/8s, 2015	170,000	172,550
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	490,000	499,188
DaVita, Inc. company guaranty 6 5/8s, 2013	119,000	118,405
HCA, Inc. company guaranty sr. sec. notes
9 5/8s, 2016 ‡‡	400,000	423,000
HCA, Inc. notes 6 3/8s, 2015	164,000	138,580
HCA, Inc. notes 5 3/4s, 2014	202,000	167,660
HCA, Inc. sec. notes 9 1/4s, 2016	460,000	483,000
Omnicare, Inc. company guaranty
6 3/4s, 2013	170,000	159,800
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	460,000	418,600
Service Corporation International debs.
7 7/8s, 2013	63,000	63,332
Service Corporation International sr. notes
7s, 2017	127,000	121,603
Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	542,000	512,190
Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	75,000	68,250
Surgical Care Affiliates, Inc. 144A sr. sub.
notes 10s, 2017	225,000	204,750
Tenet Healthcare Corp. notes 7 3/8s, 2013	325,000	284,375
Tenet Healthcare Corp. sr. notes
6 3/8s, 2011	340,000	309,400
US Oncology, Inc. company guaranty
9s, 2012	395,000	389,569
Vanguard Health Holding Co. II, LLC sr. sub.
notes 9s, 2014	372,000	358,050
Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 (R)	260,000	279,500
Ventas Realty LP/Capital Corp. company
guaranty 6 3/4s, 2010 (R)	153,000	154,148
Ventas Realty LP/Capital Corp. sr. notes
6 5/8s, 2014 (R)	135,000	133,650
		5,459,600

Technology (0.5%)
Advanced Micro Devices, Inc. sr. notes
7 3/4s, 2012	253,000	220,110
Ceridian Corp. 144A sr. unsec. notes
11 1/4s, 2015	227,000	210,543
Compucom Systems, Inc. sr. sub. notes
12 1/2s, 2015	125,000	122,344
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	276,000	234,600
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	378,000	337,365

95

Putnam VT Diversified Income Fund

CORPORATE BONDS AND NOTES (16.6%)* continued

Principal amount		Value

Technology continued
Freescale Semiconductor, Inc. sr. sec. notes
10 1/8s, 2016 (S)	$278,000	$229,350
Iron Mountain, Inc. company guaranty
8 5/8s, 2013	160,000	162,000
Iron Mountain, Inc. company guaranty
6 5/8s, 2016	140,000	132,475
New ASAT Finance, Ltd. company guaranty
9 1/4s, 2011 (Cayman Islands)	11,000	8,828
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	180,000	189,000
Nortel Networks, Ltd. 144A company
guaranty FRN 9.493s, 2011 (Canada)	195,000	190,125
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	256,000	260,480
Travelport LLC company guaranty
9 7/8s, 2014	141,000	143,115
		2,440,335

Utilities & Power (1.2%)
AES Corp. (The) sr. notes 8 7/8s, 2011	48,000	50,160
AES Corp. (The) 144A sec. notes
8 3/4s, 2013	218,000	227,265
AES Corp. (The) 144A sr. notes 8s, 2017	105,000	107,363
CMS Energy Corp. sr. notes 7 3/4s, 2010	155,000	162,659
Colorado Interstate Gas Co. debs.
6.85s, 2037	290,000	284,164
Colorado Interstate Gas Co. sr. notes
5.95s, 2015	25,000	24,733
Edison Mission Energy sr. unsec. notes
7 3/4s, 2016	109,000	112,270
Edison Mission Energy sr. unsec. notes
7 1/2s, 2013	122,000	125,050
Edison Mission Energy sr. unsec. notes
7.2s, 2019	205,000	201,413
Edison Mission Energy sr. unsec. notes
7s, 2017	140,000	137,550
El Paso Natural Gas Co. debs. 8 5/8s, 2022	160,000	184,363
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	395,000	387,594
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	1,450,000	1,435,500
NRG Energy, Inc. sr. notes 7 3/8s, 2016	170,000	165,750
Orion Power Holdings, Inc. sr. notes
12s, 2010	550,000	599,500
Teco Finance, Inc. unsec. notes 7s, 2012	255,000	270,031
Teco Finance, Inc. unsub. notes 7.2s, 2011	150,000	160,458
Teco Finance, Inc. unsub. notes
6 3/4s, 2015	24,000	25,147
Tennessee Gas Pipeline Co. debs. 7s, 2028	65,000	65,616
Tennessee Gas Pipeline Co. unsec. notes
7 1/2s, 2017	127,000	138,615
Transcontinental Gas Pipeline Corp. debs.
7 1/4s, 2026	350,000	371,875
Utilicorp United, Inc. sr. notes 9.95s, 2011	15,000	16,140

CORPORATE BONDS AND NOTES (16.6%)* continued

Principal amount		Value

Utilities & Power (1.2%)
Williams Cos., Inc. (The) notes 7 5/8s, 2019	$320,000	$346,800
Williams Partners LP/ Williams Partners
Finance Corp. company guaranty
7 1/4s, 2017	105,000	108,150
		5,708,166

Total corporate bonds and notes
(cost $81,206,469)		$78,746,192

ASSET-BACKED SECURITIES (10.0%)*

Principal amount		Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 5.555s, 2035	$150,000	$121,500
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
5.015s, 2036	94,000	78,876
FRB Ser. 06-HE3, Class A2C,
5.015s, 2036	100,000	86,633
Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 6.615s, 2033	233,116	43,126
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	326,000	313,520
Ser. 04-1A, Class E, 6.42s, 2039	175,000	155,937
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3,
7.059s, 2033	25,499	4,590
FRB Ser. 06-W4, Class A2C,
5.025s, 2036	178,000	148,630
Asset Backed Funding Certificates FRB
Ser. 04-OPT2, Class M2, 5.865s, 2033	237,000	184,860
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
5.055s, 2036	49,000	44,864
FRB Ser. 06-HE4, Class A5,
5.025s, 2036	129,000	107,070
Asset Backed Securities Corp. Home
Equity Loan Trust 144A FRB Ser. 06-HE2,
Class M10, 7.365s, 2036	124,000	4,960
Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 5.649s, 2033	227,580	220,752
Bank One Issuance Trust FRB Ser. 03-C4,
Class C4, 6.058s, 2011	270,000	268,145
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6,
8.115s, 2034	223,000	149,410
FRB Ser. 06-PC1, Class M9,
6.615s, 2035	135,000	20,841
FRB Ser. 05-HE1, Class M3,
5.795s, 2035	210,000	159,600
Bear Stearns Asset Backed Securities, Inc.
144A FRB Ser. 06-HE2, Class M10,
7.115s, 2036	216,000	33,345

96

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount		Value

Bombardier Capital Mortgage
Securitization Corp.
FRB Ser. 00-A, Class A1, 5.188s, 2030	$114,812	$58,554
Ser. 00-A, Class A4, 8.29s, 2030	412,677	282,877
Ser. 00-A, Class A2, 7.575s, 2030	1,575,732	1,025,370
Ser. 99-B, Class A-5, 7.44s, 2020	48,257	29,437
Ser. 99-B, Class A4, 7.3s, 2016	524,799	311,936
Ser. 99-B, Class A3, 7.18s, 2015	878,016	550,269
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.108s, 2010	110,000	109,324
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
7.365s, 2035	222,000	51,060
FRB Ser. 05-HE4, Class M12,
6.915s, 2035	333,000	43,290
FRB Ser. 05-OPT1, Class M1,
5.285s, 2035	46,000	36,478
Conseco Finance Securitizations Corp.
FRB Ser. 02-1, Class M1A,
7.275s, 2033	1,609,000	1,570,624
FRB Ser. 01-4, Class M1, 6.381s, 2033	241,000	116,106
Ser. 00-2, Class A5, 8.85s, 2030	997,604	875,158
Ser. 00-4, Class A6, 8.31s, 2032	2,581,278	2,142,461
Ser. 00-5, Class A7, 8.2s, 2032	214,000	181,656
Ser. 00-1, Class A5, 8.06s, 2031	732,424	615,350
Ser. 00-4, Class A5, 7.97s, 2032	156,168	127,360
Ser. 00-5, Class A6, 7.96s, 2032	493,000	417,051
Ser. 02-1, Class M1F, 7.954s, 2033	12,000	12,048
Ser. 01-3, Class M2, 7.44s, 2033	47,897	3,113
Ser. 01-4, Class A4, 7.36s, 2033	175,576	177,433
Ser. 00-6, Class A5, 7.27s, 2031	62,910	58,943
Ser. 01-1, Class A5, 6.99s, 2032	99,749	94,310
Ser. 01-3, Class A4, 6.91s, 2033	2,610,379	2,514,696
Ser. 02-1, Class A, 6.681s, 2033	900,520	929,370
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1,
5.385s, 2035	41,000	35,260
FRB Ser. 05-14, Class 3A2,
5.105s, 2036	30,914	28,732
Countrywide Asset Backed NIM
Certificates 144A Ser. 04-BC1N,
Class Note, 5 1/2s, 2035	182	36
Crest, Ltd. 144A Ser. 03-2A, Class E2,
8s, 2038 (Cayman Islands)	361,000	270,750
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	197,000	198,186
Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 5.535s, 2035	86,000	65,360
First Franklin Mortgage Loan Asset
Backed Certificates FRB Ser. 06-FF7,
Class 2A3, 5.015s, 2036	154,000	125,882
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
5.195s, 2036	217,000	182,280

ASSET-BACKED SECURITIES (10.0%)* continued

	Principal amount		Value

Fremont Home Loan Trust
FRB Ser. 06-2, Class 2A3,
5.035s, 2036		$309,000	$254,925
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034
(In default) †		32,623	82
Ser. 04-3, Class A, 4 1/2s, 2034
(In default) †		753	4
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012		502,000	476,805
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s,
2043 (United Kingdom)	GBP	811,192	1,564,246
FRB Ser. 03-2, Class 2C1, 5.2s,
2043 (United Kingdom)	EUR	1,225,000	1,775,086
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$673,275	676,215
Ser. 94-4, Class B2, 8.6s, 2019		297,289	217,570
Ser. 93-1, Class B, 8.45s, 2018		335,892	303,870
Ser. 99-5, Class A5, 7.86s, 2030		3,260,355	2,934,320
Ser. 96-8, Class M1, 7.85s, 2027		304,000	275,586
Ser. 95-8, Class B1, 7.3s, 2026		285,417	258,399
Ser. 95-4, Class B1, 7.3s, 2025		289,077	290,172
Ser. 97-6, Class M1, 7.21s, 2029		182,000	170,748
Ser. 95-F, Class B2, 7.1s, 2021		35,163	34,987
Ser. 99-3, Class A7, 6.74s, 2031		541,000	527,109
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		1,957,843	1,821,867
Ser. 99-5, Class M1A, 8.3s, 2026		119,000	95,730
Ser. 99-5, Class A4, 7.59s, 2028		49,840	48,578
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011		298,512	296,428
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.015s, 2036		460,000	345,960
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 6.865s,
2030 (Cayman Islands)		289,000	209,294
FRB Ser. 05-1A, Class E, 6.665s,
2030 (Cayman Islands)		63,492	53,334
Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 5.195s, 2036		108,000	84,477
Lehman XS Trust FRB Ser. 07-6,
Class 2A1, 5.075s, 2037		1,197,937	1,151,103
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 7.896s,
2036 (Cayman Islands)		660,000	525,938
FRB Ser. 02-1A, Class FFL, 7.646s,
2037 (Cayman Islands)		1,135,000	807,978
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4,
5.485s, 2035		240,000	144,000
FRB Ser. 06-4, Class 2A4,
5 1/8s, 2036		103,000	67,786

97

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount			Value

Long Beach Mortgage Loan Trust
FRB Ser. 06-1, Class 2A3,
5.055s, 2036		$141,000	$126,900
Lothian Mortgages PLC 144A FRB
Ser. 3A, Class D, 7.076s, 2039
(United Kingdom)	GBP	700,000	1,313,011
Madison Avenue Manufactured
Housing Contract FRB Ser. 02-A,
Class B1, 8.115s, 2032		$925,076	666,055
MASTR Asset Backed Securities
Trust FRB Ser. 06-FRE2, Class A4,
5.015s, 2036		54,000	43,370
MBNA Credit Card Master Note
Trust FRB Ser. 03-C5, Class C5,
6.208s, 2010		110,000	109,546
Mid-State Trust Ser. 11, Class B,
8.221s, 2038		100,422	89,941
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
8.065s, 2034		181,000	90,500
FRB Ser. 05-HE2, Class M5,
5.545s, 2035		150,000	82,500
FRB Ser. 05-HE1, Class M3,
5.385s, 2034		150,000	121,500
FRB Ser. 06-NC4, Class M2,
5.165s, 2036		210,000	81,900
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB2, Class E, 5s, 2012		35	35
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 6.855s,
2039 (Cayman Islands)		500,000	500,625
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		101,876	99,579
Ser. 04-B, Class C, 3.93s, 2012		44,641	42,112
New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 6.915s, 2033		14,618	4,239
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 5.025s, 2036		130,000	113,113
FRB Ser. 06-2, Class A2C, 5.015s, 2036		130,000	108,929
Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		1,161,194	748,990
Ser. 99-D, Class A1, 7.84s, 2029		744,157	632,389
Ser. 00-A, Class A2, 7.765s, 2017		106,317	89,860
Ser. 95-B, Class B1, 7.55s, 2021		150,000	96,000
Ser. 00-D, Class A4, 7.4s, 2030		709,000	484,385
Ser. 02-B, Class A4, 7.09s, 2032		308,973	287,582
Ser. 99-B, Class A4, 6.99s, 2026		815,308	762,313
Ser. 00-D, Class A3, 6.99s, 2022		522,566	528,366
Ser. 01-D, Class A4, 6.93s, 2031		412,332	303,559
Ser. 01-E, Class A4, 6.81s, 2031		674,681	576,143
Ser. 01-C, Class A2, 5.92s, 2017		879,839	392,934
Ser. 01-D, Class A3, 5.9s, 2022		19,834	16,066
Ser. 02-C, Class A1, 5.41s, 2032		1,013,669	897,081

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount			Value

Oakwood Mortgage Investors, Inc.
Ser. 01-E, Class A2, 5.05s, 2019		$656,297	$498,785
Ser. 02-A, Class A2, 5.01s, 2020		93,777	82,388
Oakwood Mortgage Investors, Inc. 144A
FRB Ser. 01-B, Class A2, 5.403s, 2018		57,183	48,412
Ser. 01-B, Class A4, 7.21s, 2030		151,941	131,110
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 11.379s,
2018 (Ireland)		627,000	551,760
FRB Ser. 05-A, Class E, 9.479s,
2012 (Ireland)		176,000	164,155
FRB Ser. 05-A, Class D, 6.379s,
2012 (Ireland)		175,000	145,250
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.365s, 2035		290,000	72,500
Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4,
5.695s, 2036		98,000	69,090
Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10,
7.365s, 2034		54,347	18,478
People’s Choice Net Interest Margin
Note 144A Ser. 04-2, Class B, 5s,
2034 (In default) †		5,093	51
People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 4.995s, 2036		197,000	177,535
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s,
2042 (United Kingdom)	GBP	686,000	1,344,893
FRB Ser. 3, Class 3C, 6.296s,
2042 (United Kingdom)		$280,000	275,250
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2,
5.055s, 2036		169,000	157,565
FRB Ser. 07-RZ1, Class A2,
5.025s, 2037		154,000	132,475
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 7.615s, 2035		288,000	28,800
Rural Housing Trust Ser. 87-1, Class D,
6.33s, 2026		6,525	6,615
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †		14,931	15
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †		59,661	1,790
Ser. 03-10A, Class A, 7 1/2s, 2033
(Cayman Islands) (In default) †		42,232	4
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †		10,562	211
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †		6,190	19
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †		8,174	8

98

Putnam VT Diversified Income Fund

ASSET-BACKED SECURITIES (10.0%)* continued

Principal amount		Value

SAIL Net Interest Margin Notes 144A
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †	$2,820	$28
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands) (In default) †	17,748	36
Sasco Net Interest Margin Trust 144A
Ser. 03-BC1, Class B, zero %, 2033
(Cayman Islands) (In default) †	233,642	23
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2,
5.515s, 2035	150,000	77,250
FRB Ser. 07-NC2, Class A2B,
5.005s, 2037	144,000	122,400
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
5.075s, 2036	219,000	159,870
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
5.035s, 2036	104,000	96,785
FRB Ser. 06-3, Class A3, 5.025s, 2036	461,000	382,330
Soundview Home Equity Loan Trust 144A
FRB Ser. 05-4, Class M10, 7.365s, 2036	284,000	25,560
South Coast Funding 144A FRB Ser. 3A,
Class A2, 6.087s, 2038 (Cayman Islands)	120,000	26,400
Structured Asset Investment Loan Trust
FRB Ser. 06-BNC2, Class A6, 5 1/8s, 2036	104,000	67,204
Structured Asset Investment Loan Trust
144A FRB Ser. 05-HE3, Class M11,
7.365s, 2035	319,000	15,950
Structured Asset Receivables Trust 144A
FRB Ser. 05-1, 5.87s, 2015	1,324,587	1,291,472
TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038 (Cayman Islands)	395,000	319,176
TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037
(Cayman Islands)	351,000	259,140
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3, 5.984s,
2044 (United Kingdom)	379,541	303,633

Total asset-backed securities
(cost $51,405,521)		$47,263,955

SENIOR LOANS (7.2%)* (c)

Principal amount		Value

Basic Materials (0.7%)
Aleris International, Inc. bank term loan
FRN Ser. B, 7.003s, 2013	$198,496	$180,135
Celanese Corp. bank term loan FRN
Ser. B, 6.979s, 2014	248,750	239,664
Domtar Corp. bank term loan FRN
6.403s, 2014 (Canada)	264,271	253,228
Georgia-Pacific Corp. bank term loan
FRN Ser. B, 6.894s, 2013	589,500	561,130

SENIOR LOANS (7.2%)* (c) continued

Principal amount		Value

Basic Materials continued
Georgia-Pacific Corp. bank term loan
FRN Ser. B2, 6.906s, 2012	$198,500	$188,947
Hexion Specialty Chemicals, Inc. bank
term loan FRN Ser. C, 7.44s, 2013	14,925	14,393
Momentive Performance Materials, Inc.
bank term loan FRN 7 1/8s, 2013	148,500	141,924
NewPage Holding Corp. bank term loan
FRN 8.688s, 2014	105,000	104,295
Novelis, Inc. bank term loan FRN Ser. B,
7.2s, 2014	171,016	160,327
Novelis, Inc. bank term loan FRN Ser. B,
7.2s, 2014	376,234	352,720
Rockwood Specialties Group, Inc. bank
term loan FRN Ser. E, 6.46s, 2012	1,001,279	964,009
		3,160,772

Capital Goods (0.2%)
Berry Plastics Holding Corp. bank term
loan FRN 7.16s, 2015	99,250	92,578
Graham Packaging Co., LP bank term loan
FRN 7.498s, 2011	99,250	95,218
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN 5.26s, 2014	7,838	7,436
Hawker Beechcraft Acquisition Co., LLC
bank term loan FRN Ser. B, 7.168s, 2014	92,162	87,439
Hexcel Corp. bank term loan FRN Ser. B,
6.511s, 2012	197,499	193,549
Mueller Water Products, Inc. bank term
loan FRN Ser. B, 6.726s, 2014	263,014	248,110
Polypore, Inc. bank term loan FRN Ser. B,
7.06s, 2014	74,618	72,006
Sequa Corp. bank term loan FRN
8 1/2s, 2014	140,000	137,375
Terex Corp. bank term loan FRN Ser. D,
6.948s, 2013	49,250	49,004
Transdigm, Inc. bank term loan FRN
6.858s, 2013	150,000	145,969
		1,128,684

Communication Services (0.3%)
Hawaiian Telcom Communications, Inc.
bank term loan FRN Ser. C, 7.45s, 2014	347,850	325,861
Intelsat, Ltd. bank term loan FRN Ser. B,
7.225s, 2013 (Bermuda)	396,000	391,842
MetroPCS Wireless, Inc. bank term loan
FRN 7.303s, 2013	148,125	142,118
PanAmSat Corp. bank term loan FRN
Ser. B, 7.225s, 2013	445,500	436,351
Time Warner Telecom, Inc. bank term loan
FRN Ser. B, 6.83s, 2013	113,850	109,438
		1,405,610

Consumer Cyclicals (1.3%)
Adesa, Inc. bank term loan FRN 7.45s, 2013	283,288	265,734
Allison Transmission bank term loan FRN
Ser. B, 7.965s, 2014	195,000	181,942

99

Putnam VT Diversified Income Fund

SENIOR LOANS (7.2%)* (c) continued

Principal amount		Value

Consumer Cyclicals continued
CCM Merger, Inc. bank term loan FRN
Ser. B, 6.997s, 2012	$67,657	$64,866
Cenveo, Inc. bank term loan FRN Ser. B,
6.66s, 2014	177,754	169,533
Cenveo, Inc. bank term loan FRN Ser. DD,
6.66s, 2014	5,923	5,649
Claire’s Stores, Inc. bank term loan FRN
7.948s, 2014	432,825	363,681
Dex Media West, LLC bank term loan FRN
Ser. B1, 6.378s, 2010	277,982	271,380
GateHouse Media, Inc. bank term loan
FRN Ser. B, 7.41s, 2014	160,000	139,800
GateHouse Media, Inc. bank term loan
FRN Ser. B, 7.07s, 2014	440,598	374,949
GateHouse Media, Inc. bank term loan
FRN Ser. DD, 7.236s, 2014	164,402	139,906
Golden Nugget, Inc. bank term loan
FRN Ser. B, 6.918s, 2014	73,182	68,791
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 7 1/2s, 2014 (U)	41,818	39,309
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 6.85s, 2010	1,175,000	1,099,727
Isle of Capri Casinos, Inc. bank term loan
FRN 6.741s, 2014	152,176	140,636
Isle of Capri Casinos, Inc. bank term loan
FRN Ser. A, 7.11s, 2014 (U)	45,882	42,403
Isle of Capri Casinos, Inc. bank term loan
FRN Ser. B, 6.572s, 2014	60,871	56,255
Landsource, Inc. bank term loan FRN
7.725s, 2013	71,974	54,854
Lear Corp bank term loan FRN
7.604s, 2013	413,747	400,301
Michaels Stores, Inc. bank term loan FRN
Ser. B, 7.614s, 2013	238,794	218,931
Neiman Marcus Group, Inc. bank term loan
FRN Ser. B, 6.939s, 2013	338,564	325,162
Reader’s Digest Association, Inc. (The)
bank term loan FRN 7.188s, 2014	298,500	269,645
Standard-Pacific Corp. bank term loan
FRN Ser. B, 6.655s, 2013	67,500	49,500
Tribune Co. bank term loan FRN Ser. B,
7.91s, 2014	701,475	594,675
TRW Automotive, Inc. bank term loan
FRN Ser. B, 6.688s, 2014	134,663	131,071
United Components, Inc. bank term loan
FRN Ser. D, 6.906s, 2012	333,333	320,000
Visant Holding Corp. bank term loan FRN
Ser. C, 6.718s, 2010	227,564	222,728
		6,011,428

Consumer Staples (2.3%)
Affinion Group, Inc. bank term loan FRN
Ser. B, 7.48s, 2013	614,743	589,641
Cablevision Systems Corp. bank term loan
FRN 6.896s, 2013	786,000	741,718

SENIOR LOANS (7.2%)* (c) continued

Principal amount		Value

Consumer Staples continued
Cebridge Connections, Inc. bank term loan
FRN Ser. B, 7.214s, 2013	$521,063	$486,542
Charter Communications, Inc. bank term
loan FRN 7.343s, 2014	150,000	135,500
Charter Communications, Inc. bank term
loan FRN 6.99s, 2014	1,460,446	1,363,270
Cinemark, Inc. bank term loan FRN
6.668s, 2013	216,502	204,492
Citadel Communications bank term loan
FRN Ser. B, 6.662s, 2014	315,000	284,878
Dean Foods Co. bank term loan FRN
Ser. B, 6.95s, 2014	545,875	514,301
Gray Television, Inc. bank term loan FRN
Ser. B, 6.73s, 2014	150,000	139,313
Idearc, Inc. bank term loan FRN Ser. B,
7.2s, 2014	810,905	771,465
Insight Midwest, LP bank term loan FRN
7s, 2014	143,075	137,889
Jarden Corp. bank term loan FRN Ser. B1,
6.948s, 2012	198,466	191,299
Jarden Corp. bank term loan FRN Ser. B2,
6.948s, 2012	99,237	95,653
Mediacom Communications Corp. bank
term loan FRN Ser. C, 6.686s, 2015	585,348	544,373
Mediacom Communications Corp. bank
term loan FRN Ser. DD, 6.686s, 2015	89,100	82,258
MGM Studios, Inc. bank term loan FRN
Ser. B, 8.448s, 2011	687,750	636,013
Pinnacle Foods Holding Corp. bank term
loan FRN Ser. B, 7.948s, 2014	601,975	564,653
R.H. Donnelley, Inc. bank term loan FRN
6.543s, 2011	459,850	444,560
R.H. Donnelley, Inc. bank term loan FRN
Ser. D1, 6.45s, 2011	243,736	235,571
Rental Service Corp. bank term loan FRN
8 3/4s, 2013	380,000	352,767
Six Flags Theme Parks bank term loan FRN
7.249s, 2015	477,600	437,270
Spanish Broadcasting Systems, Inc. bank
term loan FRN 6.95s, 2012	336,353	310,286
Spectrum Brands, Inc. bank term loan FRN
5.086s, 2013	14,286	13,778
Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 9.121s, 2013	281,831	272,108
Universal City Development Partners bank
term loan FRN Ser. B, 6.84s, 2011	462,727	452,894
Univision Communications, Inc. bank term
loan FRN Ser. B, 7.206s, 2014	391,409	356,346
Univision Communications, Inc. bank term
loan FRN Ser. DD, 7.61s, 2014 (U)	13,591	12,373
Warner Music Group bank term loan FRN
Ser. B, 7.071s, 2011	141,060	134,624
Young Broadcasting, Inc. bank term loan
FRN Ser. B, 7.674s, 2012	206,970	189,377
		10,695,212

100

Putnam VT Diversified Income Fund

SENIOR LOANS (7.2%)* (c) continued

Principal amount		Value

Energy (0.4%)
CR Gas Storage bank term loan FRN
7.323s, 2013	$35,767	$34,128
CR Gas Storage bank term loan FRN
6.741s, 2013	38,994	37,207
CR Gas Storage bank term loan FRN
Ser. B, 7.323s, 2013	220,392	210,291
CR Gas Storage bank term loan FRN
Ser. DD, 6.808s, 2013	24,229	23,118
Enterprise GP Holdings, LP bank term loan
FRN 7.494s, 2014	185,000	183,959
EPCO Holding, Inc. bank term loan FRN
Ser. A, 6.998s, 2012	185,000	180,683
Hercules Offshore, Inc. bank term loan
FRN Ser. B, 6.99s, 2013	49,750	48,108
Meg Energy Corp. bank term loan FRN 7.2s,
2013 (Canada)	73,688	71,330
Meg Energy Corp. bank term loan FRN
Ser. DD, 6.23s, 2013 (Canada) (U)	75,000	71,875
Petroleum Geo-Services ASA bank term
loan FRN 6.95s, 2015 (Norway)	109,450	105,893
Targa Resources, Inc. bank term loan FRN
6.92s, 2012	205,246	200,218
Targa Resources, Inc. bank term loan FRN
5.043s, 2012	115,161	112,340
Western Refining, Inc. bank term loan FRN
6.559s, 2014	508,161	481,906
		1,761,056

Financial (0.2%)
Hub International, Ltd. bank term loan
FRN Ser. B, 7.704s, 2014	105,678	99,866
Hub International, Ltd. bank term loan
FRN Ser. DD, 7.334s, 2014 (U)	23,726	22,421
Nuveen Investments, Inc. bank term loan
FRN Ser. B, 7.837s, 2014	300,000	296,518
Realogy Corp. bank term loan FRN
5.32s, 2013	160,406	139,642
Realogy Corp. bank term loan FRN Ser. B,
8.24s, 2013	595,794	518,672
		1,077,119

Health Care (0.6%)
Carestream Health, Inc. bank term loan
FRN 7.113s, 2013	283,232	259,334
Community Health Systems, Inc. bank term
loan FRN Ser. B, 7.331s, 2014	438,264	421,235
Community Health Systems, Inc. bank
term loan FRN Ser. DD, 7 3/4s, 2014 (U)	22,292	21,426
Concentra, Inc. bank term loan FRN Ser. B,
7.448s, 2014	174,125	162,517
Davita, Inc. bank term loan FRN Ser. B,
6.706s, 2012	200,000	192,295
Health Management Associates, Inc.
bank term loan FRN 6.943s, 2014	870,423	810,460

SENIOR LOANS (7.2%)* (c) continued

Principal amount		Value

Health Care continued
Healthsouth Corp. bank term loan FRN
Ser. B, 7.747s, 2013	$358,829	$341,965
Hologic, Inc. bank term loan FRN Ser. B1,
7.432s, 2013	53,282	53,082
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. DD, 7.151s,
2014 (U)	47,695	45,032
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 10.61s, 2014	263,587	245,795
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 7.62s, 2014	12,719	12,008
IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN Ser. B, 7.066s, 2014	138,540	130,805
LifePoint, Inc. bank term loan FRN Ser. B,
6.715s, 2012	158,330	150,583
Mylan, Inc. bank term loan FRN Ser. B,
8.479s, 2014	120,000	118,675
Psychiatric Solutions, Inc. bank term loan
FRN Ser. B, 6.782s, 2012	79,703	76,415
		3,041,627

Technology (0.5%)
Activant Solutions Holdings, Inc. bank term
loan FRN Ser. B, 6.953s, 2013	135,000	126,056
AMI Semiconductor, Inc. bank term loan
FRN 6.809s, 2012	448,564	435,107
Compucom Systems, Inc. bank term loan
FRN 8.33s, 2014	164,588	160,473
First Data Corp. bank term loan FRN
Ser. B1, 7.635s, 2014	154,613	146,582
First Data Corp. bank term loan FRN
Ser. B3, 7.635s, 2014	154,613	147,056
Flextronics International, Ltd. bank term
loan FRN Ser. B, 7.455s, 2014 (Singapore)	143,973	140,374
Flextronics International, Ltd. bank term
loan FRN Ser. B, 7.394s, 2014 (Singapore)	501,027	488,501
JDA Software Group, Inc. bank term loan
FRN Ser. B, 7.494s, 2013	28,571	28,143
Sabre Holdings Corp. bank term loan FRN
7.21s, 2014	194,362	176,957
SunGard Data Systems, Inc. bank term loan
FRN 6.898s, 2014	446,625	430,760
Travelport bank term loan FRN
7.698s, 2013	4,550	4,309
Travelport bank term loan FRN Ser. B,
7.448s, 2013	22,678	21,477
		2,305,795

Transportation (0.2%)
Delta Airlines, Inc. bank term loan FRN
6.84s, 2012	47,250	44,722
Navistar Financial Corp. bank term loan
FRN 6.953s, 2012	134,667	129,415

101

Putnam VT Diversified Income Fund

SENIOR LOANS (7.2%)* (c) continued

			Principal amount	Value

Transportation continued
Navistar International Corp. bank term loan
FRN 8.234s, 2012	$370,333			$355,890
United Airlines Corp. bank term loan FRN
Ser. B, 7 1/8s, 2014			430,333	401,047
				931,074

Utilities & Power (0.5%)
Dynegy Holdings, Inc. bank term loan FRN
6.309s, 2013			565,000	529,452
Energy Future Holdings bank term loan
FRN Ser. B2, 8.396s, 2014			400,000	392,500
Energy Future Holdings bank term loan
FRN Ser. B3, 8.396s, 2014			530,000	520,574
Mirant North America, LLC. bank term
loan FRN 6.572s, 2013			43,811	41,871
NRG Energy, Inc. bank term loan FRN
8s, 2014 (U)			135,000	133,915
NRG Energy, Inc. bank term loan FRN
6.948s, 2014			390,510	372,107
NRG Energy, Inc. bank term loan FRN
6.848s, 2014			162,527	154,868
Reliant Energy, Inc. bank term loan FRN
5.095s, 2014			335,000	314,900
				2,460,187

Total senior loans (cost $35,944,690)				$33,978,564

PURCHASED OPTIONS OUTSTANDING (2.7%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 1.03%
versus the six-month
JPY-LIBOR-BBA maturing
on January 26, 2009. (F)	Jan-08/1.03	JPY	5,138,000,000	$36,788
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 4.0625%
versus the six-month
EUR-EURIBOR-Telerate
maturing on
March 25, 2011.	Mar-09/4.063	EUR	6,500,000	91,768
Option on an interest
rate swap with Citibank
for the right to pay a
fixed rate of 4.16%
versus the six-month
EUR-EURIBOR-Telerate
maturing on
March 26, 2014.	Mar-12/4.16	EUR	4,540,000	86,434

PURCHASED OPTIONS OUTSTANDING (2.7%)* continued

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Citibank,
N.A. London for the right
to receive a fixed rate
of 4.0625% versus
the six month EUR-
EURIBOR-Telerate
maturing March 25, 2011.	Mar-09/4.063	EUR	6,500,000	$24,484
Option on an interest
rate swap with Citibank,
N.A. London for the right
to receive a fixed rate
of 4.16% versus
the six month EUR-
EURIBOR-Telerate
maturing March 26, 2014.	Mar-12/4.16	EUR	4,540,000	30,888
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198		$18,205,000	131,622
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355		15,663,000	438,251
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.16% versus
the three month
USD-LIBOR-BBA
maturing April 28, 2018.	Apr-08/5.16		1,272,000	8,751
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.1975%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198		18,205,000	854,543

102

Putnam VT Diversified Income Fund

PURCHASED OPTIONS OUTSTANDING (2.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.16%
versus the three month
USD-LIBOR-BBA
maturing
April 28, 2018.	Apr-08/5.16	$1,272,000	$56,095
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	15,663,000	847,525
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	39,357,000	272,350
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	18,205,000	124,340
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.235% versus
the three month USD-
LIBOR-BBA maturing
on May 8, 2018.	May-08/5.235	13,192,000	83,901
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.45% versus
the three month USD-
LIBOR-BBA maturing
on May 28, 2018.	May-08/5.45	22,813,000	96,043

PURCHASED OPTIONS OUTSTANDING (2.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to pay a fixed
rate of 5.355% versus
the three month USD-
LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	$15,663,000	$438,251
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.215%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	39,357,000	1,889,530
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	18,205,000	879,666
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.235%
versus the three month
USD-LIBOR-BBA
maturing on
May 08, 2018.	May-08/5.235	13,192,000	649,046
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	15,663,000	847,525
Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for
the right to receive a
fixed rate of 5.45%
versus the three month
USD-LIBOR-BBA
maturing on
May 28, 2018.	May-08/5.45	22,813,000	1,449,310

103

Putnam VT Diversified Income Fund

PURCHASED OPTIONS OUTSTANDING (2.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the right
to pay a fixed rate of 4.655%
versus the three month
USD-LIBOR-BBA
maturing on
March 10, 2018.	Mar-08/4.655	$1,956,000	$33,213
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the right
to pay a fixed rate of 4.84%
versus the three month
USD-LIBOR-BBA
maturing on
March 11, 2018.	Mar-08/4.84	11,632,000	126,754
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the right
to pay a fixed rate of 5.20%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.20	19,678,000	141,288
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the right
to pay a fixed rate of 5.21%
versus the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	7,871,000	55,097
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the right
to pay a fixed rate
of 5.37% versus the three
month USD-LIBOR-
BBA maturing
November 12, 2019.	Nov-09/5.37	15,663,000	431,359
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 4.655% versus
the three month
USD-LIBOR-BBA
maturing on
March 10, 2018.	Mar-08/4.655	1,956,000	29,868

PURCHASED OPTIONS OUTSTANDING (2.7%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 4.84% versus
the three month
USD-LIBOR-BBA
maturing on
March 11, 2018.	Mar-08/4.84	$11,632,000	$274,632
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.20	19,678,000	926,637
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	7,871,000	375,447
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 5.37% versus
the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.37	15,663,000	857,863

Total purchased options outstanding
(cost $9,646,338)			$12,589,269

104

			Putnam VT Diversified Income Fund

COMMON STOCKS (—%)*

			Shares	Value

AboveNet, Inc. †			207	$16,146
Bohai Bay Litigation, LLC (Units) (F)			842	11,914
Contifinancial Corp. Liquidating Trust
Units (F) †		2,490,242		249
VFB LLC (acquired various dates from
6/22/99 to 12/8/03, cost $535,954) (F) ‡ †			815,601	16,872
XCL Warranty Escrow (F)			842	60,094

Total common stocks (cost $1,698,380)				$105,275

CONVERTIBLE PREFERRED STOCKS (—%)* (cost $92,973)

			Shares	Value

Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.			2,026	$68,884

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

AboveNet, Inc.	9/8/10	$0.01	102	$5,100
AboveNet, Inc.	9/8/08	0.01	87	4,785
Dayton Superior Corp.
144A (F)	6/15/09	0.01	890	4,408
Smurfit Kappa Group
PLC 144A (Ireland)	10/1/13	EUR 0.001	422	35,947

Total warrants (cost $32,807)				$50,240

SHORT-TERM INVESTMENTS (3.5%)*

	Principal amount/
			shares	Value

Egypt Treasury Bills for an effective
yield of zero %, June 3, 2008		EGP	13,400,000	$2,353,189
Putnam Prime Money Market Fund (e)		9,848,590		9,848,590
Short-term investments held as
collateral for loaned securities with
yields ranging from 1.00% to 6.50%
and due dates ranging from January 2,
2008 to February 22, 2008 (d)		$212,975		212,500
U.S. Treasury Bills with yields
ranging from 1.843% to 4.005%,
March 27, 2008 #		4,116,000		4,077,742

Total short-term investments
(cost $16,495,433)				$16,492,021

Total investments (cost $527,189,787)				$543,833,163

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2007
(as a percentage of Portfolio Value):
Argentina	1.3%
Canada	1.1
Cayman Islands	0.9
France	2.2
Ireland	2.1
Japan	5.2
Luxembourg	1.4
Mexico	0.6
Russia	1.0
Spain	0.5
Sweden	0.9
Turkey	0.5
United Kingdom	1.6
United States	77.9
Other	2.8

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07
(aggregate face value $64,650,600)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$20,011,233	$20,193,432	1/16/08	$(182,199)
British Pound	2,377	2,387	3/19/08	(10)
Canadian Dollar	3,635,711	3,592,917	1/16/08	42,794
Danish Krone	347,069	347,386	3/19/08	(317)
Euro	12,648,395	12,683,756	3/19/08	(35,361)
Indian Rupee	1,353,397	1,351,156	2/20/08	2,241
Malaysian Ringgit	1,330,887	1,323,979	2/20/08	6,908
Mexican Peso	2,407,953	2,399,708	1/16/08	8,245
Norwegian Krone	19,734,119	19,532,030	3/19/08	202,089
Polish Zloty	3,033,316	3,053,181	3/19/08	(19,865)
Swedish Krona	77,558	76,954	3/19/08	604
Swiss Franc	82,352	82,924	3/19/08	(572)
Taiwan Dollar	10,743	10,790	2/20/08	(47)

Total				$24,510

105

Putnam VT Diversified Income Fund

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07
(aggregate face value $109,792,116)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,042,607	$1,044,110	1/16/08	$1,503
British Pound	18,323,909	18,758,137	3/19/08	434,228
Canadian Dollar	14,859,727	14,903,998	1/16/08	44,271
Euro	5,618,367	5,640,828	3/19/08	22,461
Hungarian Forint	2,719,609	2,720,393	3/19/08	784
Japanese Yen	37,316,871	36,798,886	2/20/08	(517,985)
Norwegian Krone	2,380,340	2,348,143	3/19/08	(32,197)
South African Rand	2,465,497	2,409,834	1/16/08	(55,663)
Swedish Krona	19,888,719	20,021,668	3/19/08	132,949
Swiss Franc	5,178,814	5,146,119	3/19/08	(32,695)

Total				$(2,344)

FUTURES CONTRACTS OUTSTANDING at 12/31/07

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian
Government
Treasury Bond
10 yr (Short)	168	$103,500,190	Mar-08	$109,819
Canadian
Government Bond
10 yr (Long)	8	926,121	Mar-08	(1,970)
Euro-Bobl
5 yr (Short)	36	5,673,326	Mar-08	70,863
Euro-Bund
10 yr (Short)	13	2,146,828	Mar-08	(2,121)
Euro-Dollar
90 day (Long)	595	143,320,625	Sep-09	1,656,607
Euro-Dollar
90 day (Short)	595	143,558,625	Sep-08	(1,709,093)
Euro-Dollar
90 day (Short)	1,001	240,878,138	Jun-08	(2,462,086)
Euro-Schatz
2 yr (Long)	1,103	166,440,825	Mar-08	(489,739)
Japanese
Government
Bond 10 yr (Long)	44	54,041,117	Mar-08	276,059
Japanese
Government
Bond – Mini 10 yr (Short)	1	122,776	Mar-08	(722)
U.K. Gilt 10 yr (Long)	63	13,784,118	Mar-08	13,578
U.S. Treasury Bond
20 yr (Long)	13	1,512,875	Mar-08	7,538
U.S. Treasury Note
10 yr (Long)	30	3,401,719	Mar-08	24,209
U.S. Treasury Note
5 yr (Long)	75	8,271,094	Mar-08	35,765
U.S. Treasury Note
2 yr (Short)	485	101,971,250	Mar-08	(277,365)

Total				$(2,748,658)

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $9,792,403)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate
swap with Citibank for the
obligation to pay a fixed
rate of 4.40% versus the
six-month EUR-
EURIBOR-Telerate
maturing on
March 28, 2022.	EUR	1,060,000	Mar-12/4.40	$25,117
Option on an interest rate
swap with Citibank for the
obligation to pay a fixed
rate of 4.56% versus the
six-month EUR-
EURIBOR- Telerate
maturing on
March 24, 2027.	EUR	950,000	Mar-17/4.56	30,278
Option on an interest rate
swap with Citibank for the
obligation to receive a fixed
rate of 4.40% versus the
six-month EUR-
EURIBOR-Telerate
maturing on
March 26, 2022.	EUR	1,060,000	Mar-12/4.40	86,372
Option on an interest rate
swap with Citibank for the
obligation to receive a fixed
rate of 4.56% versus the
six-month EUR-
EURIBOR-Telerate
maturing on
March 24, 2027.	EUR	950,000	Mar-17/4.56	76,049
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 4.775%
versus the three month
USD-LIBOR-BBA maturing
on March 14, 2018.		$71,570,000	Mar-08/4.775	1,490,803
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.		1,362,000	Dec-08/5.00	56,114
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.51%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.		19,678,500	May-12/5.51	1,096,880

106

Putnam VT Diversified Income Fund

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $9,792,403) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 4.775%
versus the three month
USD-LIBOR-BBA maturing
on March 14, 2018.	$71,570,000	Mar-08/4.775	$931,126
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.	1,362,000	Dec-08/5.00	32,960
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.51%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	19,678,500	May-12/5.51	879,039
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 4.775%
versus the three month
USD-LIBOR-BBA maturing on
March 14, 2018.	95,426,000	Mar-08/4.775	1,987,724
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.515%
versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	9,839,000	May-12/5.515	551,082
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.52%
versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	3,935,500	May-12/5.52	220,703

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $9,792,403) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 4.775%
versus the three month
USD-LIBOR-BBA maturing on
March 14, 2018.	$95,426,000	Mar-08/4.775	$1,241,492
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.515%
versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	9,839,000	May-12/5.515	438,131
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.52%
versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	3,935,500	May-12/5.52	174,579
Option on an interest rate swap
with Merrill Lynch Capital
Services, Inc. for the obligation
to pay a fixed rate of 5.83%
versus the three month
USD-LIBOR-BBA maturing on
July 16, 2018.	23,186,000	Jul-08/5.83	2,048,251
Option on an interest rate swap
with Merrill Lynch Capital
Services, Inc. for the obligation
to receive a fixed rate of 5.83%
versus the three month
USD-LIBOR-BBA maturing on
July 16, 2018.	23,186,000	Jul-08/5.83	54,951

Total			$11,421,651

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$400,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$4,962

40,786,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	1,063,685

13,700,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	42,887

1,800,000	1/27/14	4.35%	3 month USD-LIBOR-BBA	(18,653)

107

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)
Citibank, N.A.

AUD	8,770,000		12/11/17	6 month AUD-BBR-BBSW	7.04%	$(108,948)

AUD	8,770,000		12/14/17	6 month AUD-BBR-BBSW	7.0875%	(87,653)

	$15,860,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(615,705)

	10,850,000		9/29/13	5.078%	3 month USD-LIBOR-BBA	(574,659)

JPY	812,000,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(210,493)

	$27,601,000		11/23/17	4.885%	3 month USD-LIBOR-BBA	(467,277)

	36,123,000		10/26/12	4.6275%	3 month USD-LIBOR-BBA	(653,453)

	12,000,000		11/9/17	5.0825%	3 month USD-LIBOR-BBA	(400,236)

	11,678,000		11/9/09	4.387%	3 month USD-LIBOR-BBA	(101,697)

Citibank, N.A., London
EUR	10,700,000		8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	69,119

JPY	960,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	207,456

JPY	9,439,464,000		4/3/08	1.165%	6 month JPY-LIBOR-BBA	(20,404)

Credit Suisse First Boston International
	$4,835,700		7/9/14	4.945%	3 month USD-LIBOR-BBA	(211,089)

Credit Suisse International
EUR	20,540,000		7/4/15	3.93163%	6 month
					EUR-EURIBOR-Telerate	1,593,952

GBP	1,066,000	(F)	4/3/36	2,685,500 GBP at maturity	6 month GBP-LIBOR-BBA	222,350

	$496,000		8/29/12	5.04556%	3 month USD-LIBOR-BBA	(24,750)

	894,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	44,836

GBP	4,390,000		11/9/17	5.27125%	6 month GBP-LIBOR-BBA	(158,134)

	$6,325,020		11/6/17	4.97021%	3 month USD-LIBOR-BBA	(154,366)

Deutsche Bank AG
ZAR	8,620,000		7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	(40,373)

	$1,410,000		11/7/17	3 month USD-LIBOR-BBA	5.056%	44,127

	2,040,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	102,311

Goldman Sachs International
AUD	9,890,000		12/21/09	7.385%	3 month AUD-BBR-BBSW	10,771

AUD	2,220,000		12/21/17	7.10%	6 month AUD-BBR-BBSW	10,643

AUD	8,890,000		12/21/12	6 month AUD-BBR-BBSW	7.42%	(30,896)

JPY	549,700,000		6/10/16	1.953%	6 month JPY-LIBOR-BBA	(172,439)

	$53,800,000	(E)	3/10/10	4.779%	3 month USD-LIBOR-BBA	(1,075,462)

	59,200,000	(E)	3/8/12	3 month USD-LIBOR-BBA	4.99%	615,088

	21,423,400		9/21/17	5.149%	3 month USD-LIBOR-BBA	(1,100,574)

	76,832,600		9/21/09	3 month USD-LIBOR-BBA	4.60%	1,788,471

	894,000		9/14/17	5.0625%	3 month USD-LIBOR-BBA	(39,495)

	1,832,000		9/14/14	4.906%	3 month USD-LIBOR-BBA	(75,337)

AUD	22,190,000	(E)	11/24/10	3 month AUD-BBR-BBSW	7.425%	(58,578)

	$4,200,000		7/25/09	5.327%	3 month USD-LIBOR-BBA	(148,516)

	40,090,500		9/19/09	3 month USD-LIBOR-BBA	4.763%	1,060,026

JPMorgan Chase Bank, N.A.
	22,802,000		12/11/17	3 month USD-LIBOR-BBA	4.65%	(56,832)

	5,000,000		5/10/35	5.062%	3 month USD-LIBOR-BBA	(31,439)

	8,600,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	705,446

	50,460,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	144,852

	16,339,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(1,234,499)

	15,400,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	298,256

JPY	3,880,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(1,105,558)

108

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
	$6,920,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	$(276,532)

	23,000,000		3/6/16	3 month USD-LIBOR-BBA	5.176%	1,290,645

	111,794,000		4/27/09	5.034%	3 month USD-LIBOR-BBA	(1,512,783)

	11,000,000		5/10/15	3 month USD-LIBOR-BBA	4.687%	151,057

	4,970,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(188,066)

	4,100,000		8/13/12	3 month USD-LIBOR-BBA	5.2%	234,815

	780,000		11/7/17	3 month USD-LIBOR-BBA	5.05771%	24,522

	40,450,000		10/30/12	4.68375%	3 month USD-LIBOR-BBA	(875,936)

	2,959,000		8/29/17	5.2925%	3 month USD-LIBOR-BBA	(186,818)

	63,553,000		11/30/17	4.705%	3 month USD-LIBOR-BBA	(149,023)

	1,127,000		8/29/17	5.263%	3 month USD-LIBOR-BBA	(68,663)

	14,538,000		9/11/27	5.27%	3 month USD-LIBOR-BBA	(722,598)

	700,000		7/25/17	3 month USD-LIBOR-BBA	5.652%	65,198

	12,000,000		11/9/17	5.0895%	3 month USD-LIBOR-BBA	(407,078)

	11,678,000		11/9/09	4.3975%	3 month USD-LIBOR-BBA	(104,093)

	1,364,000		9/27/17	5.2335%	3 month USD-LIBOR-BBA	(79,470)

	21,423,400		9/21/17	5.15%	3 month USD-LIBOR-BBA	(1,102,347)

	76,832,600		9/21/09	3 month USD-LIBOR-BBA	4.6125%	1,807,274

Lehman Brothers Special Financing, Inc.
EUR	42,580,000		12/18/09	6 month EUR-EURIBOR-Reuters	4.662%	76,085

GBP	4,390,000		12/4/17	6 month GBP-LIBOR-BBA	5.105%	42,097

	$44,647,000		12/11/17	3 month USD-LIBOR-BBA	4.839%	597,644

GBP	690,000		12/28/37	4.755%	6 month GBP-LIBOR-BBA	(19,945)

GBP	2,780,000		12/27/17	6 month GBP-LIBOR-BBA	5.11%	41,394

GBP	2,470,000		12/27/12	5.1825%	6 month GBP-LIBOR-BBA	(17,217)

EUR	10,180,000		12/18/17	4.712%	6 month EUR-EURIBOR-Reuters	(53,681)

JPY	1,700,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	(187,477)

	$87,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(7,488)

	38,817,000		8/3/08	3 month USD-LIBOR-BBA	5.425%	778,672

	9,049,000		8/3/11	3 month USD-LIBOR-BBA	5.445%	564,407

GBP	990,000	(F)	3/15/36	2,396,625 GBP at maturity	6 month GBP-LIBOR-BBA	269,271

	$32,862,000		6/14/17	3 month USD-LIBOR-BBA	5.8725%	3,120,062

EUR	3,440,000		8/1/17	6 month EUR-EURIBOR-
				Telerate	4.719%	11,020

	$223,000		10/23/16	5.325%	3 month USD-LIBOR-BBA	(11,933)

	223,000		10/23/16	3 month USD-LIBOR-BBA	5.3275%	11,974

	554,000		10/23/08	3 month USD-LIBOR-BBA	5.26%	4,216

	554,000		10/23/08	5.255%	3 month USD-LIBOR-BBA	(4,188)

	25,107,000		3/15/09	4.9298%	3 month USD-LIBOR-BBA	(570,487)

JPY	991,400,000		6/10/16	1.7775%	6 month JPY-LIBOR-BBA	(185,381)

	$2,284,000		9/11/17	5.0525%	3 month USD-LIBOR-BBA	(98,668)

	390,000		11/7/17	3 month USD-LIBOR-BBA	5.05521%	12,182

	63,445,000		8/31/09	3 month USD-LIBOR-BBA	4.89%	1,780,214

	36,123,000		10/26/12	4.61375%	3 month USD-LIBOR-BBA	(630,882)

	21,423,400		9/24/17	5.285%	3 month USD-LIBOR-BBA	(1,339,067)

	63,445,000		9/4/09	3 month USD-LIBOR-BBA	4.836%	1,703,881

	13,401,000		9/4/27	5.4475%	3 month USD-LIBOR-BBA	(976,576)

	68,824,000		9/11/09	3 month USD-LIBOR-BBA	4.6525%	1,617,864

	13,401,000		8/31/27	5.4925%	3 month USD-LIBOR-BBA	(1,062,622)

109

Putnam VT Diversified Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
GBP	4,390,000		11/9/17	5.275%	6 month GBP-LIBOR-BBA	$(160,622)

	$11,678,000		11/9/09	4.403%	3 month USD-LIBOR-BBA	(105,353)

	12,000,000		11/9/17	5.067%	3 month USD-LIBOR-BBA	(385,208)

	54,156,000		6/12/17	3 month USD-LIBOR-BBA	5.717%	4,483,354

	26,727,000		9/19/09	3 month USD-LIBOR-BBA	4.755%	702,336

	76,832,600		9/24/09	3 month USD-LIBOR-BBA	4.695%	1,941,186

Merrill Lynch Capital Services, Inc.
JPY	549,700,000		6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(189,641)

	$36,123,000		10/26/12	4.6165%	3 month USD-LIBOR-BBA	(635,396)

Merrill Lynch Derivative Products AG
JPY	274,800,000		6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(97,086)

Morgan Stanley Capital Services, Inc.
EUR	2,840,000	(E)	3/3/38	6 month EUR-EURIBOR-Reuters	4.785%	(65,928)

EUR	5,680,000	(E)	3/5/18	6 month EUR-EURIBOR-Reuters	4.5375%	119,582

EUR	10,200,000	(E)	3/4/13	4.315%	6 month EUR-EURIBOR-Reuters	151,005

EUR	23,960,000	(E)	3/3/10	6 month EUR-EURIBOR-Reuters	4.265%	(131,181)

	$416,000		8/29/17	5.26021%	3 month USD-LIBOR-BBA	(25,250)

EUR	2,840,000	(E)	2/12/38	6 month EUR-EURIBOR-Reuters	4.71%	(114,938)

EUR	23,960,000	(E)	2/12/10	6 month EUR-EURIBOR-Reuters	4.305%	(118,937)

EUR	5,680,000	(E)	2/12/18	4.525%	6 month EUR-EURIBOR-Reuters	128,124

EUR	10,200,000	(E)	2/12/13	4.355%	6 month EUR-EURIBOR-Reuters	128,518

EUR	5,680,000	(E)	2/12/18	4.54%	6 month EUR-EURIBOR-Reuters	118,504

EUR	2,840,000	(E)	2/11/38	6 month EUR-EURIBOR-Reuters	4.70%	(121,365)

EUR	10,200,000	(E)	2/11/13	4.38%	6 month EUR-EURIBOR-Reuters	112,435

EUR	23,960,000	(E)	2/11/10	6 month EUR-EURIBOR-Reuters	4.37%	(76,960)

Total						$8,074,377

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$4,420,000	(F)	5/2/08	10 bp plus change in spread	The spread return of	$(105,059)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

8,060,000		3/3/08	(Banc of America Securities	The spread return of	—
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 250 bp)

16,420,000	(F)	5/2/08	Banc of America Securities	The spread return of	(60,163)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index

Citibank, N.A.
4,160,000	(F)	5/2/08	12.5 bp plus change in spread	The spread return of	(97,911)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

110

Putnam VT Diversified Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
GBP	1,066,000		4/3/36	1,615,391 GBP at maturity	GBP Non-revised Retail Price	$(207,277)
					Index

GBP	3,320,000		9/25/12	561,597 GBP at maturity	GBP Non-revised Retail Price	65,511
					Index

Deutsche Bank AG
	$5,627,000	(F)	2/1/08	(Beginning of period	The spread return of Lehman	98,377
				nominal spread of	Brothers AAA 8.5+ CMBS Index
				Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
				Securities Index minus 75 bp)

	5,627,000	(F)	2/1/08	30 bp plus beginning	The spread return of Lehman	(69,381)
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
				Securities Index

	34,085,000	(F)	2/1/08	30 bp plus beginning	The spread return of Lehman	(807,508)
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
				Securities Index

Goldman Sachs International
EUR	6,640,000		12/14/12	2.3775%	Eurostat Eurozone HICP	(9,203)
					excluding tobacco

	$988,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	9,638
					Series 2005-B Class D

	2,110,000	(F)	5/1/08	10 bp plus change in spread of	The spread return of	56,067
				Banc of America Securities	Banc of America Securities-
				AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
				the modified duration factor

EUR	6,640,000		11/23/12	2.365%	Eurostat Eurozone HICP	(22,059)
					excluding tobacco

GBP	3,320,000		10/16/12	3.09%	GBP Non-revised UK Retail	57,620
					Price Index excluding tobacco

GBP	3,320,000		9/20/12	3.170%	GBP Non-revised UK Retail	64,210
					Price Index excluding tobacco

GBP	3,320,000		9/13/12	3.110%	GBP Non-revised UK Retail	46,644
					Price Index excluding tobacco

	$30,300,000		2/1/08	125 bp plus beginning	The spread return of Lehman	(614,293)
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
				Securities Index

	10,370,000		1/1/08	(10 bp plus beginning	The spread return of Lehman	541,943
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
				Securities Index)

111

Putnam VT Diversified Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.
$6,172,000	(F)	4/30/08	110 bp plus Banc of America	The spread return of	$79,002
			Securities AAA 10 yr Index	Banc of America Securities-
			multiplied by the modified	CMBS AAA 10 year Index
duration factor

17,000,000	(F)	4/30/08	Change in spread of Banc	The spread return of	(30,379)
			of America Securities AAA	Banc of America Securities-
			10 yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 47.5 bp

4,239,000	(F)	3/1/08	(Beginning of period nominal	The spread return of Lehman	47,871
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
115 bp)

1,652,000	(F)	2/1/08	(Beginning of period nominal	The spread return of Lehman	26,966
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
50 bp)

1,652,000	(F)	2/1/08	25 bp plus beginning	The spread return of Lehman	(22,254)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

6,650,700	(F)	8/1/08	Change in spread of Lehman	The spread return of Lehman	(87,643)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
			Mortgage Backed Securities	adjusted by modified duration
			Index minus 17.5 bp	factor

Lehman Brothers Special Financing, Inc.
7,859,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	—
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
175 bp)

12,750,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	(66,581)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
500 bp)

15,410,000	(F)	6/2/08	(Beginning of period nominal	The spread return of Lehman	(277,904)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
300 bp)

7,650,000		5/1/08	195 bp plus beginning	The spread return of Lehman	73,228
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

3,120,000		6/1/08	(20 bp plus beginning	The spread return of Lehman	(61,957)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index)

GBP 6,640,000	(F)	11/16/12	3.10%	GBP Non-revised UK Retail	147,613
Price Index excluding tobacco

$6,230,000		5/1/08	(Beginning of period nominal	The spread return of Lehman	(66,044)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
175 bp)

112

Putnam VT Diversified Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$29,960,000		5/1/08	(Beginning of period nominal	The spread return of Lehman	$(171,581)
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
218.75 bp)

EUR	6,640,000	(F)	11/12/12	(819,563 EUR at maturity)	Eurostat Eurozone HICP	(53,319)
excluding tobacco

EUR	6,640,000	(F)	11/9/12	(828,677 EUR at maturity)	Eurostat Eurozone HICP	(44,594)
excluding tobacco

	$75,470,000		5/1/08	15 bp plus beginning	The spread return of Lehman	(634,250)
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index

	8,142,000		5/1/08	50 bp plus beginning	The spread return of Lehman	(137,917)
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index

	3,368,000		4/1/08	Beginning of period nominal	The spread return of Lehman	(80,070)
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
10 bp

GBP	3,320,000	(F)	10/9/12	(551,732 GBP at maturity)	GBP Non-revised UK Retail	76,442
Price Index

	$3,621,000		3/1/08	(2.5 bp plus beginning	The spread return of Lehman	62,892
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index)

	14,150,000		3/1/08	Beginning of period nominal	The spread return of Lehman	(173,462)
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
70 bp

	3,179,000		3/1/08	(Beginning of period nominal	The spread return of Lehman	44,417
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
120 bp)

	6,475,000		2/1/08	(Beginning of period nominal	The spread return of Lehman	104,260
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
45 bp)

	6,475,000		2/1/08	30 bp plus beginning	The spread return of Lehman	(85,492)
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index

	5,625,000		2/1/08	Beginning of period nominal	The spread return of Lehman	(85,660)
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
50 bp

113

Putnam VT Diversified Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$11,184,000		2/1/08	57.5 bp plus beginning	The spread return of Lehman	$(208,594)
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index

GBP	990,000	(F)	3/15/36	1,498,412 GBP at maturity	GBP Non-revised Retail Price	(209,671)
Index

	$324,000		1/1/08	(5 bp plus beginning	The spread return of Lehman	16,498
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index)

	10,370,000		1/1/08	(Beginning of period nominal	The spread return of Lehman	544,952
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index)	factor

	10,370,000		1/1/08	(10 bp plus beginning	The spread return of Lehman	539,392
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index)

Morgan Stanley Capital Services, Inc.
EUR	6,640,000		12/20/12	2.395%	Eurostat Eurozone HICP	(9,859)
excluding tobacco

GBP	4,980,000		11/14/12	3.12625%	GBP Non-revised UK Retail	82,813
Price Index excluding tobacco

	$4,660,000	(F)	4/30/08	120 bp plus Banc of America	The spread return of	62,290
				Securities AAA 10 yr Index	Banc of America Securities-
				multiplied by the modified	CMBS AAA 10 year Index
duration factor

	2,700,000	(F)	5/2/08	10 bp plus Banc of America	The spread return of	(1,315)
				Securities AAA 10 yr Index	Banc of America Securities-
				multiplied by the modified	CMBS AAA 10 year Index
duration factor

	13,560,000	(F)	4/30/08	Change in spread of Banc	The spread return of	(65,902)
				of America Securities AAA	Banc of America Securities-
				10 yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 15 bp

	86,620,000	(F)	1/31/08	(Beginning of period nominal	The spread return of Lehman	1,304,844
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index	factor
minus 25 bp)

	26,086,000	(F)	1/31/08	Change in spread of Lehman	The spread return of Lehman	(555,397)
				Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
				Mortgage Backed Securities	adjusted by modified duration
				Index minus 110 bp	factor

	4,802,000		1/31/08	Change in spread of Banc	The spread return of	(71,342)
				of America Securities AAA	Banc of America Securities-
				10 yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 80 bp

	4,802,000		1/31/08	Change in spread of Lehman	The spread return of Lehman	(129,226)
				Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
				Mortgage Backed Securities	adjusted by modified duration
				Index minus 70 bp	factor

Total						$(1,169,777)

(F) Is valued at fair value following procedures approved by the Trustees.

114

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13		$—	$100,000	12/20/08	550 bp	$(1,687)

DJ ABX NA CMBX BBB Index	(F)	96	140,000	10/12/52	(134 bp)	28,073

DJ CDX NA HY Series 9
Index		7,571	4,038,000	12/20/12	(375 bp)	181,205

Financial Security
Assurance Inc.		—	460,000	12/20/12	95 bp	1,116

Ford Motor Co., 7.45%,
7/16/31		—	340,000	3/20/12	(525 bp)	23,062

Ford Motor Credit Co.,
7%, 10/1/13		—	1,020,000	3/20/12	285 bp	(109,864)

Idearc, Inc, T/L B		—	400,000	6/20/12	(152 bp)	13,085

Kinder Morgan, Inc.,
6 1/2%, 9/1/12		—	1,450,000	6/20/12	(89 bp)	40,199

L-3 Communications
Corp. 7 5/8%, 6/15/12		—	165,000	6/20/11	(101 bp)	(316)

Nalco, Co.
7.75%,11/15/11		—	65,000	9/20/12	350 bp	(1,556)

XL Capital Assurance
Inc.		—	230,000	12/20/12	400 bp	(17,886)

Bear Stearns Credit Products, Inc.
Claire’s Stores, 9
5/8%, 6/1/15	(F)	—	50,000	6/20/12	230 bp	(7,902)

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	(F)	812	167,546	10/12/52	(134 bp)	34,293

Citibank, N.A.
Abitibibowater Inc.,	(F)
6 1/2%, 6/15/13		—	100,000	12/20/08	825 bp	857

Abitibibowater Inc.,	(F)
6 1/2%, 6/15/13		—	105,000	12/20/08	725 bp	(442)

Abitibibowater Inc.,	(F)
6 1/2%, 6/15/13		—	100,000	12/20/08	800 bp	280

DJ ABX HE A Index		2,025,275	2,852,500	1/25/38	369 bp	77,303

DJ ABX HE AAA Index		496,335	1,711,500	1/25/38	76 bp	62,641

Freescale
Semiconductor, 8 7/8%,
12/15/14		—	180,000	9/20/12	495 bp	(11,866)

Credit Suisse First Boston International
Ukraine Government,
7.65%, 6/11/13		—	795,000	10/20/11	194 bp	(725)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	(F)	—	160,000	6/20/09	165 bp	(4,845)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11		—	110,000	6/20/17	297 bp	(12,447)

Freeport-McMoRan Copper
& Gold, Inc.		—	441,600	3/20/12	(82 bp)	(3,190)

Freeport-McMoRan Copper
& Gold, Inc.		—	440,000	3/20/12	41 bp	(3,640)

Neiman Marcus Group,
Inc., 9%, 10/15/15		—	275,000	3/20/12	(64 bp)	12,291

Republic of Peru, 8
3/4%, 11/21/33		—	455,000	4/20/17	125 bp	(5,517)

115

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche		$—	$2,668,000	6/20/12	22 bp	$(113,461)

DJ LCDX NA Series 9.1
Index 15-100% tranche		—	2,400,000	12/20/12	61.56 bp	(62,894)

Ford Motor Credit Co.
LLC., 7.25%, 10/25/11		—	1,295,000	9/20/10	(587 bp)	25,844

Nalco, Co. 7.75%,
11/15/11		—	60,000	12/20/12	363 bp	(1,366)

Republic of Argentina,
8.28%, 12/31/33		—	490,000	8/20/12	(380 bp)	4,081

Republic of Brazil, 12
1/4%, 3/6/30		—	700,000	10/20/17	105 bp	(15,282)

Republic of Indonesia,
6.75%, 2014		—	435,000	9/20/16	292 bp	28,094

Republic of Peru, 8
3/4%, 11/21/33		—	455,000	4/20/17	126 bp	(6,595)

Republic of Turkey, 11
7/8%, 1/15/30		—	680,000	6/20/14	195 bp	(257)

Republic of Venezuela,
9 1/4%, 9/15/27		—	440,000	6/20/14	220 bp	(52,364)

Russian Federation,
7 1/2%, 3/31/30		—	825,000	6/20/17	61 bp	(25,597)

Russian Federation,
7.5%, 3/31/30		—	550,000	8/20/17	86 bp	(5,509)

United Mexican States,
7.5%, 4/8/33		—	405,000	4/20/17	66 bp	(5,074)

United Mexican States,
7.5%, 4/8/33		—	1,095,000	3/20/14	56 bp	(10,038)

Goldman Sachs International
Advanced Micro Devices,	(F)
7 3/4%, 11/1/12		—	325,000	3/20/09	515 bp	7,184

Any one of the
underlying securities
in the basket of BB
CMBS securities	(F)	—	3,016,000	(a)	2.461%	152,862

DJ ABX HE A Index		417,474	623,000	1/25/38	369 bp	(12,077)

DJ ABX HE AAA Index		146,418	623,000	1/25/38	76 bp	(15,496)

DJ CDX NA CMBX AAA Index		40,233	1,100,000	3/15/49	7 bp	7,029

DJ CDX NA HY Series 9
Index		369,200	9,230,000	12/20/12	375 bp	(27,690)

DJ CDX NA HY Series 9
Index 25-35% tranche		—	2,370,000	12/20/10	108.65 bp	(43,153)

DJ CDX NA IG Series 8
Index 30-100% tranche		—	17,856,000	6/20/12	(2.75 bp)	100,349

General Motors Corp.,
7 1/8%, 7/15/13		—	990,000	9/20/08	620 bp	14,451

General Motors Corp.,
7 1/8%, 7/15/13		—	210,000	9/20/08	620 bp	3,065

Lehman Brothers
Holdings, 6 5/8%,
1/18/12		—	885,000	9/20/17	(67.8 bp)	18,295

Merrill Lynch & Co.,
5%, 1/15/15		—	885,000	9/20/12	48 bp	(28,774)

116

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
Merrill Lynch & Co.,
5%, 1/15/15		$—	$885,000	9/20/17	(59.8 bp)	$25,338

Wind Acquisition 9
3/4%, 12/1/15		—	460,000	12/20/10	(340 bp)	(4,382)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche		—	2,430,000	12/20/10	105.5 bp	(46,409)

DJ CDX NA IG Series 9
Index		—	7,840,000	12/20/12	(13.55 bp)	15,793

DJ CDX NA IG Series 9
Index 30-100% tranche		—	7,810,000	12/20/12	(5.8 bp)	43,217

Freeport-McMoRan Copper
& Gold, Inc.		—	883,300	3/20/12	(85 bp)	(6,168)

Idearc, Inc T/L B L		—	400,000	6/20/12	79 bp	(23,151)

Republic of Argentina,
8.28%, 12/31/33		—	520,000	6/20/14	235 bp	(64,764)

Republic of Indonesia,
6.75%, 3/10/14		—	700,000	6/20/17	171.5 bp	(15,959)

Republic of Turkey, 11
7/8%, 1/15/30		—	725,000	5/20/17	230 bp	(714)

Republic of Turkey, 11
7/8%, 1/15/30		—	535,000	5/20/17	244 bp	4,669

Republic of Turkey, 11
7/8%, 1/15/30		—	175,000	10/20/12	154 bp	385

Russian Federation,
7 1/2%, 3/31/30		—	590,000	5/20/17	60 bp	(18,249)

Russian Federation,
7.5%, 3/31/30		—	550,000	8/20/17	85 bp	(5,944)

Russian Federation,
7.5%, 3/31/30		—	825,000	8/20/12	65 bp	(5,922)

Lehman Brothers Special Financing, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	(F)	—	645,000	3/20/09	525 bp	15,120

Bear Stearns Co. Inc.,
5.3%, 10/30/15		—	885,000	9/20/17	(77 bp)	40,527

Community Health
Systems, 8 7/8%, 7/15/15		—	160,000	12/20/12	360 bp	(3,326)

DJ ABX HE A Index		433,680	624,000	1/25/38	369 bp	5,916

DJ ABX HE A Index		417,474	623,000	1/25/38	369 bp	(9,573)

DJ ABX HE AAA Index		330,890	1,141,000	1/25/38	76 bp	42,706

DJ ABX HE AAA Index		174,720	624,000	1/25/38	76 bp	17,160

DJ ABX HE AAA Index		146,418	623,000	1/25/38	76 bp	(10,828)

DJ ABX NA CMBX BBB Index	(F)	132	31,886	10/12/52	(134 bp)	6,503

DJ CDX NA CMBX AA Index	(F)	(2,060)	65,000	3/15/49	(15 bp)	4,029

DJ CDX NA HY Series 8
Index 35-60% tranche		—	6,104,000	6/20/12	104 bp	(257,532)

DJ CDX NA HY Series 8
Index 35-60% tranche		—	32,486,000	6/20/12	95 bp	(1,492,915)

DJ CDX NA HY Series 9
Index 25-35% tranche		—	22,900,000	12/20/10	171 bp	(13,053)

DJ CDX NA HY Series 9
Index 25-35% tranche		—	9,600,000	12/20/10	90 bp	(225,408)

DJ CDX NA HY Series 9
Index 25-35% tranche		—	9,600,000	12/20/10	104.5 bp	(186,064)

117

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 9
Index, 25-35% tranche	$—	$8,770,000	12/20/10	163 bp	$(22,407)

DJ CDX NA IG Series 8
Index	6,282	402,000	6/20/12	35 bp	(2,089)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	9,052,450	6/20/12	(3.125 bp)	54,528

DJ CDX NA IG Series 8
Index 30-100% tranche	—	34,411,550	6/20/12	(8 bp)	134,419

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	2,400,000	12/20/12	59.3 bp	(44,188)

Fed Republic of Brazil,
12.25%, 3/6/30	—	95,000	8/20/12	113 bp	943

Fed Republic of Brazil,
12.25%, 3/6/30	—	95,000	8/20/12	120 bp	1,230

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	439,000	6/20/10	(228 bp)	26,134

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	439,000	6/20/12	355 bp	(46,677)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	670,000	9/20/12	45.5 bp	(5,969)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	885,000	9/20/17	(58 bp)	(906)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	885,000	9/20/12	48 bp	(18,523)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	885,000	9/20/17	(60.5 bp)	16,353

Republic of Argentina,
8.28%, 12/31/33	—	735,000	5/20/17	296 bp	(105,235)

Republic of Argentina,
8.28%, 12/31/33	—	245,000	9/20/12	(469 bp)	(4,749)

Republic of Ecuador,
10%, 8/15/30	—	415,000	5/20/12	540 bp	2,600

Republic of Ecuador,
10%, 8/15/30	—	415,000	6/20/12	600 bp	9,406

Republic of Ecuador,
10%, 8/15/30	—	250,000	5/20/12	540 bp	1,566

Republic of Peru, 8
3/4%, 11/21/33	—	850,000	10/20/16	215 bp	47,218

Republic of Turkey, 11
7/8%, 1/15/30	—	1,040,000	5/20/17	228 bp	(864)

Republic of Venezuela,
9 1/4%, 9/15/27	—	875,000	5/20/08	(130 bp)	(583)

Republic of Venezuela,
9 1/4%, 9/15/27	—	875,000	5/20/12	183 bp	(72,113)

Transocean, Inc.,
7 3/8%, 4/15/18	—	185,000	3/20/18	(78.5 bp)	2,853

United Mexican States,
7.5%, 4/8/33	—	490,000	4/20/17	67 bp	(5,762)

Wind Acquisition 9
3/4%, 12/1/15	—	205,000	12/20/10	(357 bp)	(3,361)

XL Capital Assurance
Inc.	—	685,000	12/20/12	400 bp	(53,270)

118

Putnam VT Diversified Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

		Upfront			Fixed payments	Unrealized
Swap counterparty /		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*		received (paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12		$—	$900,000	6/20/12	(150 bp)	$(8,096)

D.R. Horton Inc., 7
7/8%, 8/15/11		—	615,000	9/20/11	(426 bp)	(7,200)

General Motors Corp.,
7 1/8%, 7/15/13		—	680,000	9/20/08	500 bp	3,901

Pulte Homes Inc.,
5.25%, 1/15/14		—	575,000	9/20/11	(482 bp)	(11,192)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11		—	110,000	6/20/17	295 bp	(12,566)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	(F)	—	350,000	6/20/09	190 bp	(5,124)

Aramark Services, Inc.,
8.5%, 2/1/15		—	105,000	12/20/12	355 bp	(2,277)

Bombardier, Inc,
6 3/4%, 5/1/12		—	450,000	6/20/12	(114 bp)	2,605

DJ ABX NA CMBX BBB Index	(F)	42	58,279	10/12/52	(134 bp)	11,689

DJ CDX NA CMBX AAAA
Index		786,329	29,960,000	2/17/51	35 bp	98,212

DJ CDX NA HY Series 7
Index		45,600	960,000	12/20/09	(325 bp)	37,984

DJ CDX NA HY Series 9
Index		554,000	13,850,000	12/20/12	375 bp	(41,550)

DJ CDX NA IG Series 7
Index 10-15% tranche		38,400	960,000	12/20/09	0 bp	(44,640)

DJ CDX NA IG Series 8
Index		43,284	3,600,000	6/20/12	35 bp	(31,681)

Dominican Republic, 8
5/8%, 4/20/27		—	850,000	11/20/11	(170 bp)	4,582

Dynegy Holdings Inc.,
6 7/8%, 4/1/11		—	110,000	6/20/12	225 bp	(6,824)

Freeport-McMoRan Copper
& Gold, Inc.		—	441,600	3/20/12	(83 bp)	(2,949)

Freeport-McMoRan Copper
& Gold, Inc.		—	1,326,500	3/20/12	44 bp	(10,629)

Nalco, Co. 7.75%,
11/15/11		—	65,000	9/20/12	330 bp	(2,062)

Republic of Venezuela,
9 1/4%, 9/15/27		—	680,000	10/12/12	339 bp	(22,796)

Target Corp., 4%,
6/15/13		—	875,000	6/20/17	(61.5 bp)	5,931

Total						$(2,074,977)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

See page 305 for Notes to the Portfolios.

119

Putnam VT Equity Income Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (96.9%)*

	Shares	Value

Aerospace and Defense (1.9%)
L-3 Communications Holdings, Inc.	15,460	$1,637,832
Lockheed Martin Corp.	18,790	1,977,835
Raytheon Co.	14,630	888,041
		4,503,708

Airlines (0.5%)
Northwest Airlines Corp. †	29,451	427,334
Southwest Airlines Co.	23,860	291,092
UAL Corp. †	14,100	502,806
		1,221,232

Banking (6.8%)
Bank of America Corp.	120,300	4,963,578
Bank of New York Mellon Corp. (The)	13,280	647,533
Comerica, Inc.	23,860	1,038,626
National City Corp.	29,480	485,241
PNC Financial Services Group	68,100	4,470,765
U.S. Bancorp	95,770	3,039,740
Wachovia Corp.	45,360	1,725,041
		16,370,524

Building Materials (1.1%)
Sherwin-Williams Co. (The)	47,850	2,777,214

Chemicals (3.9%)
Celanese Corp. Ser. A	19,860	840,475
E.I. du Pont de Nemours & Co.	67,520	2,976,957
Lubrizol Corp. (The)	25,050	1,356,708
PPG Industries, Inc.	29,050	2,040,182
Rohm & Haas Co.	42,400	2,250,168
		9,464,490

Computers (4.0%)
EMC Corp. †	99,710	1,847,626
Hewlett-Packard Co.	16,570	836,454
IBM Corp.	64,148	6,934,399
		9,618,479

Conglomerates (3.4%)
3M Co.	2,880	242,842
General Electric Co.	120,110	4,452,478
Honeywell International, Inc.	30,050	1,850,179
Tyco International, Ltd. (Bermuda)	43,157	1,711,175
		8,256,674

Consumer Finance (0.5%)
AmeriCredit Corp. †	101,870	1,302,917

Consumer Goods (3.8%)
Clorox Co.	53,040	3,456,617
Newell Rubbermaid, Inc.	42,170	1,091,360
Procter & Gamble Co. (The)	63,210	4,640,878
		9,188,855

COMMON STOCKS (96.9%)* continued

	Shares	Value

Electric Utilities (4.2%)
Edison International	104,910	$5,599,047
FirstEnergy Corp.	55,080	3,984,487
Pepco Holdings, Inc.	19,540	573,108
		10,156,642

Electrical Equipment (0.6%)
WESCO International, Inc. †	35,400	1,403,256

Financial (6.1%)
Assurant, Inc.	46,890	3,136,941
CIT Group, Inc.	107,180	2,575,535
Fannie Mae	42,500	1,699,150
JPMorgan Chase & Co.	167,800	7,324,470
MGIC Investment Corp.	1,448	32,479
		14,768,575

Food (0.7%)
General Mills, Inc.	30,020	1,711,140

Forest Products and Packaging (1.5%)
International Paper Co.	8,393	271,765
Packaging Corp. of America	74,210	2,092,722
Smurfit-Stone Container Corp. †	24,930	263,261
Sonoco Products Co.	27,940	913,079
		3,540,827

Health Care Services (2.8%)
AmerisourceBergen Corp.	15,500	695,485
Cardinal Health, Inc.	36,410	2,102,678
IMS Health, Inc.	20,270	467,021
McKesson Corp.	24,860	1,628,579
UnitedHealth Group, Inc.	10,090	587,238
WellPoint, Inc. †	14,700	1,289,631
		6,770,632

Household Furniture and Appliances (0.4%)
Whirlpool Corp.	10,860	886,502

Insurance (5.7%)
ACE, Ltd. (Bermuda)	54,910	3,392,340
Allstate Corp. (The)	39,970	2,087,633
Aspen Insurance Holdings, Ltd. (Bermuda)	35,750	1,031,030
Chubb Corp. (The)	36,420	1,987,804
Conseco, Inc. †	20,665	259,552
Endurance Specialty Holdings, Ltd. (Bermuda)	13,080	545,828
PartnerRe, Ltd. (Bermuda)	17,720	1,462,432
Protective Life Corp.	9,510	390,100
Travelers Cos., Inc. (The)	35,230	1,895,374
XL Capital, Ltd. Class A (Bermuda)	12,740	640,949
		13,693,042

120

Putnam VT Equity Income Fund

COMMON STOCKS (96.9%)* continued

	Shares	Value

Investment Banking/Brokerage (3.5%)
Apollo Investment Corp.	119,240	$2,033,042
Goldman Sachs Group, Inc. (The)	10,420	2,240,821
Morgan Stanley	79,769	4,236,532
		8,510,395

Machinery (0.7%)
Cummins, Inc.	9,250	1,178,173
Parker-Hannifin Corp.	8,560	644,654
		1,822,827

Manufacturing (1.1%)
Dover Corp.	23,710	1,092,794
Eaton Corp.	5,420	525,469
Teleflex, Inc.	15,370	968,464
		2,586,727

Media (0.7%)
Walt Disney Co. (The)	55,620	1,795,414

Medical Technology (1.6%)
Becton, Dickinson and Co.	8,013	669,727
Covidien, Ltd.	69,277	3,068,278
Zimmer Holdings, Inc. †	3,610	238,802
		3,976,807

Metals (0.7%)
Steel Dynamics, Inc.	15,290	910,825
United States Steel Corp.	6,400	773,824
		1,684,649

Natural Gas Utilities (0.4%)
NiSource, Inc.	47,689	900,845

Oil & Gas (17.0%)
BP PLC ADR (United Kingdom)	25,320	1,852,664
ConocoPhillips	71,230	6,289,609
Exxon Mobil Corp.	144,040	13,495,108
Hess Corp.	14,470	1,459,444
Marathon Oil Corp.	87,690	5,336,813
Occidental Petroleum Corp.	44,600	3,433,754
Sunoco, Inc.	14,590	1,056,900
Total SA (France)	57,130	4,734,548
Total SA ADR (France)	10	826
Valero Energy Corp.	47,200	3,305,416
		40,965,082

Pharmaceuticals (4.4%)
Bristol-Myers Squibb Co.	35,800	949,416
Eli Lilly Co.	52,450	2,800,306
Johnson & Johnson	39,000	2,601,300
Pfizer, Inc.	137,624	3,128,194
Wyeth	27,520	1,216,109
		10,695,325

COMMON STOCKS (96.9%)* continued

	Shares	Value

Publishing (0.1%)
R. R. Donnelley & Sons Co.	5,190	$195,871

Railroads (0.1%)
Norfolk Southern Corp.	4,790	241,608

Real Estate (0.7%)
Annaly Mortgage
Management, Inc. (R)	88,200	1,603,476

Regional Bells (4.2%)
Verizon Communications, Inc.	230,700	10,079,283

Retail (2.2%)
Foot Locker, Inc.	23,880	326,201
Home Depot, Inc. (The)	19,140	515,632
Office Depot, Inc. †	32,070	446,094
Staples, Inc.	113,990	2,629,749
Supervalu, Inc.	9,720	364,694
TJX Cos., Inc. (The)	19,170	550,754
Wal-Mart Stores, Inc.	8,660	411,610
		5,244,734

Semiconductor (2.5%)
Applied Materials, Inc.	155,780	2,766,653
Atmel Corp. †	352,930	1,524,658
Novellus Systems, Inc. †	61,660	1,699,956
		5,991,267

Software (1.5%)
Oracle Corp. †	52,880	1,194,030
Symantec Corp. †	148,070	2,389,850
		3,583,880

Technology Services (1.0%)
Automatic Data Processing, Inc.	26,650	1,186,725
Computer Sciences Corp. †	22,950	1,135,337
		2,322,062

Telecommunications (1.7%)
Embarq Corp.	82,650	4,093,655

Telephone (2.7%)
AT&T, Inc.	160,370	6,664,977

Tobacco (1.8%)
Altria Group, Inc.	40,660	3,073,083
Loews Corp. — Carolina Group	14,980	1,277,794
		4,350,877

Waste Management (0.4%)
Waste Management, Inc.	32,089	1,048,348

Total common stocks (cost $206,232,078)		$233,992,818

121

Putnam VT Equity Income Fund

CONVERTIBLE PREFERRED STOCKS (1.2%)*

	Shares	Value

Avery Dennison Corp. $3.938 cv. pfd.	2,430	$125,997
Freeport-McMoRan Copper &
Gold, Inc. $6.75 cv. pfd.	3,997	601,549
Mylan, Inc. $6.50 cv. pfd.	850	864,195
Platinum Underwriters Holdings,
Ltd. Ser. A, 6.00% cv. pfd. (Bermuda)	44,420	1,421,440

Total convertible preferred stocks (cost $2,672,648)		$3,013,181

CONVERTIBLE BONDS AND NOTES (0.4%)* (cost $700,000)

Principal amount		Value

EMC Corp.
144A cv. sr. notes 1 3/4s, 2013	$700,000	$959,875

SHORT-TERM INVESTMENTS (1.6%)* (cost $3,747,468)

	Shares	Value

Putnam Prime Money Market Fund (e)	3,747,468	$3,747,468

Total investments (cost $213,352,194)		$241,713,342

See page 305 for Notes to the Portfolios.

122

Putnam VT The George Putnam Fund of Boston

The fund’s portfolio
12/31/07

COMMON STOCKS (55.9%)*

	Shares	Value

Banking (5.2%)
Bank of America Corp.	247,330	$10,204,836
BB&T Corp.	17,600	539,792
KeyCorp	55,400	1,299,130
Marshall & Ilsley Corp.	42,500	1,125,400
National City Corp.	35,700	587,622
PNC Financial Services Group	16,600	1,089,790
SunTrust Banks, Inc.	4,900	306,201
U.S. Bancorp	25,800	818,892
Wachovia Corp.	125,600	4,776,568
Washington Mutual, Inc.	16,800	228,648
Wells Fargo & Co.	136,000	4,105,840
Zions Bancorp.	15,400	719,026
		25,801,745

Basic Materials (3.6%)
Cytec Industries, Inc.	13,100	806,698
Dow Chemical Co. (The) (S)	28,300	1,115,586
E.I. du Pont de Nemours & Co.	23,600	1,040,524
Freeport-McMoRan Copper & Gold, Inc.
Class B	21,722	2,225,202
Lubrizol Corp. (The)	22,200	1,202,352
Nucor Corp.	25,300	1,498,266
Packaging Corp. of America	39,600	1,116,720
PPG Industries, Inc. (S)	28,400	1,994,532
Reliance Steel & Aluminum Co.	15,200	823,840
Southern Copper Corp.	8,400	883,092
Terra Industries, Inc. †	89,300	4,264,968
United States Steel Corp. (S)	8,900	1,076,099
		18,047,879

Capital Goods (3.6%)
Ball Corp.	12,800	576,000
Boeing Co. (The)	28,450	2,488,237
Caterpillar, Inc.	33,400	2,423,504
Cummins, Inc.	6,100	776,957
DRS Technologies, Inc.	8,700	472,149
Eaton Corp.	3,200	310,240
Gardner Denver, Inc. †	26,200	864,600
General Dynamics Corp.	11,000	978,890
L-3 Communications Holdings, Inc.	11,600	1,228,904
Lockheed Martin Corp.	11,700	1,231,542
Northrop Grumman Corp.	28,900	2,272,696
Precision Castparts Corp.	7,400	1,026,380
Raytheon Co.	25,100	1,523,570
Roper Industries, Inc.	4,600	287,684
Teleflex, Inc.	4,800	302,448
Waste Management, Inc.	12,000	392,040
WESCO International, Inc. †	21,200	840,368
		17,996,209

COMMON STOCKS (55.9%)* continued

	Shares	Value

Communication Services (4.0%)
AT&T, Inc. (S)	244,400	$10,157,264
CenturyTel, Inc.	40,900	1,695,714
Embarq Corp.	17,800	881,634
NeuStar, Inc. Class A † (S)	30,900	886,212
Verizon Communications, Inc.	144,940	6,332,429
		19,953,253

Conglomerates (3.4%)
General Electric Co. (S)	383,700	14,223,759
Honeywell International, Inc.	38,800	2,388,916
		16,612,675

Consumer Cyclicals (3.2%)
Amazon.com, Inc. †	10,000	926,400
AutoZone, Inc. †	2,400	287,784
Big Lots, Inc. † (S)	52,400	837,876
Black & Decker Manufacturing Co.	6,700	466,655
Carnival Corp.	21,800	969,882
Deluxe Corp.	14,300	470,327
GameStop Corp. †	14,600	906,806
JC Penney Co., Inc. (Holding Co.)	9,400	413,506
Lennar Corp. (S)	50,300	899,867
Lowe’s Cos., Inc.	37,300	843,726
Macy’s, Inc.	29,700	768,339
Manpower, Inc.	14,800	842,120
NBTY, Inc. †	13,700	375,380
Nordstrom, Inc.	13,000	477,490
NVR, Inc. † (S)	1,973	1,033,852
R. H. Donnelley Corp. † (S)	58,800	2,145,024
RadioShack Corp.	19,400	327,084
Regal Entertainment Group Class A	92,400	1,669,668
Whirlpool Corp. (S)	15,400	1,257,102
		15,918,888

Consumer Staples (6.1%)
Altria Group, Inc. #	48,780	3,686,792
American Greetings Corp. Class A	37,500	761,250
Blyth Industries, Inc.	38,200	838,108
Clorox Co.	15,200	990,584
Corn Products International, Inc.	12,300	452,025
Darden Restaurants, Inc.	23,600	653,956
Energizer Holdings, Inc. †	2,500	280,325
General Mills, Inc.	32,300	1,841,100
Getty Images, Inc. †	29,900	867,100
H.J. Heinz Co.	8,100	378,108
ITT Educational
Services, Inc. † (S)	26,100	2,225,547
JM Smucker Co. (The)	17,200	884,768
Kimberly-Clark Corp.	10,400	721,136
Kraft Foods, Inc. Class A #	23,408	763,803
Kroger Co.	29,500	787,945
Loews Corp. — Carolina Group	9,600	818,880

123

Putnam VT The George Putnam Fund of Boston

COMMON STOCKS (55.9%)* continued

	Shares	Value

Consumer Staples continued
McDonald’s Corp.	8,800	$518,408
MPS Group, Inc. †	27,500	300,850
Newell Rubbermaid, Inc.	44,100	1,141,308
Nutri/System, Inc. † (S)	31,500	849,870
Pepsi Bottling Group, Inc. (The)	54,100	2,134,786
Procter & Gamble Co. (The)	52,100	3,825,182
Robert Half International, Inc.	36,200	978,848
Ruby Tuesday, Inc.	72,800	709,800
SYSCO Corp.	9,100	284,011
Tyson Foods, Inc. Class A	47,900	734,307
Universal Corp.	17,200	880,984
Walt Disney Co. (The)	34,300	1,107,204
		30,416,985

Energy (3.4%)
Chevron Corp.	35,900	3,350,547
ConocoPhillips	27,900	2,463,570
Exxon Mobil Corp.	12,900	1,208,601
Frontier Oil Corp.	18,600	754,788
Global Industries, Ltd. †	41,900	897,498
Hess Corp. (S)	13,600	1,371,696
Marathon Oil Corp.	21,300	1,296,318
National-Oilwell Varco, Inc. †	11,600	852,136
Sunoco, Inc.	8,100	586,764
Tesoro Corp.	14,700	701,190
Valero Energy Corp.	50,500	3,536,515
		17,019,623

Financial (4.7%)
AMBAC Financial Group, Inc.	5,600	144,312
American International Group, Inc.	10,400	606,320
Chubb Corp. (The)	19,700	1,075,226
Citigroup, Inc. #	262,600	7,730,944
Goldman Sachs Group, Inc. (The)	9,500	2,042,975
Hospitality Properties Trust (R)	13,600	438,192
HRPT Properties Trust (R)	44,700	345,531
JPMorgan Chase & Co.	173,200	7,560,180
Lehman Brothers Holdings, Inc.	12,900	844,176
Nasdaq Stock Market, Inc. (The) †	18,100	895,769
ProLogis Trust (R)	12,800	811,264
Travelers Cos., Inc. (The)	21,000	1,129,800
		23,624,689

Health Care (6.2%)
Aetna, Inc.	14,700	848,631
AmerisourceBergen Corp.	38,700	1,736,469
Apria Healthcare Group, Inc. †	22,900	493,953
Baxter International, Inc.	20,100	1,166,805
Boston Scientific Corp. †	37,000	430,310
Bristol-Myers Squibb Co.	22,900	607,308
Coventry Health Care, Inc. †	16,100	953,925

COMMON STOCKS (55.9%)* continued

	Shares	Value

Health Care continued
Covidien, Ltd.	37,725	$1,670,840
DaVita, Inc. †	14,200	800,170
Endo Pharmaceuticals
Holdings, Inc. †	31,300	834,771
Express Scripts, Inc. †	19,100	1,394,300
Humana, Inc. †	14,600	1,099,526
King Pharmaceuticals, Inc. †	94,300	965,632
McKesson Corp.	42,100	2,757,971
Medco Health Solutions, Inc. †	10,100	1,024,140
Merck & Co., Inc.	60,800	3,533,088
Par Pharmaceutical Cos., Inc. †	19,000	456,000
Pfizer, Inc.	279,500	6,353,035
UnitedHealth Group, Inc.	11,000	640,200
WellPoint, Inc. †	39,300	3,447,789
		31,214,863

Insurance (1.8%)
Allied World Assurance Company
Holdings, Ltd. (Bermuda)	16,600	832,822
Allstate Corp. (The)	21,400	1,117,722
Axis Capital Holdings, Ltd. (Bermuda)	38,262	1,491,070
Endurance Specialty Holdings, Ltd. (Bermuda)	20,000	834,600
Everest Re Group, Ltd. (Barbados)	5,400	542,160
Hartford Financial Services Group, Inc. (The)	6,127	534,213
RenaissanceRe Holdings, Ltd. (Bermuda)	28,200	1,698,768
W.R. Berkley Corp.	23,400	697,554
XL Capital, Ltd. Class A (Bermuda)	24,000	1,207,440
		8,956,349

Investment Banking/Brokerage (1.1%)
American Capital Strategies, Ltd.	33,600	1,107,456
BlackRock, Inc.	1,400	303,520
Merrill Lynch & Co., Inc.	22,600	1,213,168
Morgan Stanley	54,800	2,910,428
		5,534,572

Real Estate (0.6%)
CB Richard Ellis Group, Inc.
Class A †	43,800	943,890
CBL & Associates Properties (R)	45,600	1,090,296
General Growth Properties, Inc. (R)	8,000	329,440
Jones Lang LaSalle, Inc.	11,600	825,456
		3,189,082

Technology (5.5%)
Accenture, Ltd. Class A (Bermuda)	70,400	2,536,512
Apple Computer, Inc. †	1,800	356,544
Applied Materials, Inc.	99,100	1,760,016
Arrow Electronics, Inc. †	17,300	679,544
Atmel Corp. †	191,000	825,120
Avnet, Inc. †	16,900	590,993
BMC Software, Inc. †	8,200	292,248
Computer Sciences Corp. †	5,600	277,032

124

Putnam VT The George Putnam Fund of Boston

COMMON STOCKS (55.9%)* continued

	Shares	Value

Technology continued
Dell, Inc. †	35,900	$879,909
Digital River, Inc. †	8,700	287,709
DST Systems, Inc. †	10,100	833,755
eBay, Inc. †	21,300	706,947
Fidelity National Information Services, Inc.	23,000	956,570
Google, Inc. Class A †	900	622,332
Harris Corp.	8,000	501,440
Hewlett-Packard Co.	100,400	5,068,192
IBM Corp.	25,200	2,724,120
Intel Corp.	74,800	1,994,168
Oracle Corp. †	40,500	914,490
SanDisk Corp. †	36,700	1,217,339
Seagate Technology (Cayman Islands)	31,100	793,050
Thermo Electron Corp. †	32,500	1,874,600
Xerox Corp.	57,600	932,544
		27,625,174

Transportation (0.7%)
AMR Corp. † (S)	59,300	831,979
UAL Corp. †	17,200	613,352
Union Pacific Corp.	2,200	276,364
US Airways Group, Inc. † (S)	114,500	1,684,295
		3,405,990

Utilities & Power (2.8%)
Atmos Energy Corp.	31,700	888,868
Black Hills Corp.	18,200	802,620
Dominion Resources, Inc.	7,200	341,640
DTE Energy Co.	17,300	760,508
Duke Energy Corp.	43,500	877,395
Edison International	39,500	2,108,115
Energen Corp.	13,400	860,682
Entergy Corp.	6,520	779,270
FirstEnergy Corp.	16,800	1,215,312
FPL Group, Inc.	11,500	779,470
PG&E Corp.	46,240	1,992,482
Sempra Energy	11,100	686,868
Southern Union Co.	24,800	728,128
Wisconsin Energy Corp.	28,200	1,373,622
		14,194,980

Total common stocks (cost $258,995,062)		$279,512,956

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)*

Principal amount		Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.961s, 2035	$301,272	$295,269
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.365s, 2036	33,000	3,315

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	$191,852	$202,038
FRB Ser. 97-D5, Class A5, 6.932s, 2043	73,000	74,596
Banc of America Commercial
Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	160,000	164,005
FRB Ser. 07-3, Class A3, 5.659s, 2049	158,000	158,410
Ser. 06-4, Class A4, 5.634s, 2046	400,000	396,840
Ser. 04-3, Class A5, 5.316s, 2039	580,000	573,748
Ser. 07-1, Class XW, Interest Only
(IO), 0.292s, 2049	2,495,357	48,558
Ser. 06-1, Class XC, IO, 0.053s, 2045	3,789,269	23,826
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	100,000	97,349
Ser. 02-PB2, Class XC, IO,
0.183s, 2035	2,555,939	44,529
Ser. 04-4, Class XC, IO, 0.146s, 2042	4,047,691	59,480
Ser. 04-5, Class XC, IO, 0.13s, 2041	6,228,896	74,938
Ser. 05-1, Class XW, IO, 0.086s, 2042	44,731,085	132,032
Ser. 06-4, Class XC, IO, 0.069s, 2046	6,396,206	87,628
Ser. 05-4, Class XC, IO, 0.063s, 2045	11,096,143	72,811
Ser. 06-5, Class XC, IO, 0.063s, 2016	13,205,647	178,215
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H,
5.978s, 2018	26,000	25,945
FRB Ser. 04-BBA4, Class G,
5.728s, 2018	61,000	60,752
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
7.028s, 2022	111,000	105,026
FRB Ser. 05-MIB1, Class J, 6.078s, 2022	244,000	225,700
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015 (F)	521,855	—
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 3.734s, 2033	48,540	47,820
Ser. 04-D, Class 2A, IO, 0.324s, 2034	1,643,678	3,664
Ser. 05-E, Class 2, IO, 0.304s, 2035	4,398,562	20,012
Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033	222,728	222,934
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.165s, 2035	171,292	163,258
Ser. 04-2, IO, 1.72s, 2034	1,090,557	59,981
Ser. 05-3A, IO, 1.6s, 2035	2,283,209	162,336
Ser. 05-1A, IO, 1.6s, 2035	753,418	45,959
Ser. 04-3, IO, 1.6s, 2035	545,009	28,068
Ser. 07-5A, IO, 1.55s, 2037	1,736,172	258,690
Ser. 07-2A, IO, 1.3s, 2037	2,035,174	254,600
Ser. 07-1, Class S, IO, 1.211s, 2037	1,685,101	188,731
Ser. 06-4A, Class IO, IO, 1.14s, 2036	152,382	17,402
Ser. 06-2A, IO, 0.879s, 2036	413,740	34,589

125

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Bear Stearns Alternate Trust Ser. 04-9,
Class 1A1, 7.313s, 2034	$21,454	$21,396
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class F,
8.19s, 2032	151,000	156,682
Ser. 07-PW17, Class A3,
5.736s, 2050	1,905,000	1,907,838
Ser. 05-PWR9, Class X1, IO,
0.094s, 2042	6,897,218	61,067
Ser. 04-PR3I, Class X1, IO,
0.083s, 2041	1,012,386	18,259
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.691s, 2038	2,140,637	95,077
Ser. 06-PW14, Class X1, IO,
0.046s, 2038	2,302,852	37,602
Ser. 07-PW15, Class X1, IO,
0.042s, 2044	8,885,011	101,732
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	17,372,223	69,180
Ser. 07-PW16, Class X, IO,
0.021s, 2040	18,352,698	20,074
Bear Stearns Small Balance
Commercial Trust 144A
Ser. 06-1A, Class AIO, IO, 1s, 2034	935,200	14,284
Chase Commercial Mortgage
Securities Corp.
Ser. 00-3,Class A2, 7.319s, 2032	73,000	76,467
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	580,000	570,216
Ser. 98-1, Class G, 6.56s, 2030	148,000	149,064
Ser. 98-1, Class H, 6.34s, 2030	227,000	204,555
Citigroup Commercial Mortgage
Trust 144A
Ser. 05-C3, Class XC, IO, 0.091s, 2043	15,440,713	162,248
Ser. 06-C5, Class XC, IO, 0.061s, 2049	14,347,176	214,647
Citigroup Mortgage Loan
Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 1.785s, 2037	609,380	34,367
Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048	100,000	101,382
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.378s, 2049	3,584,918	92,284
Ser. 06-CD2, Class X, IO, 0.086s, 2046	10,698,237	53,491
Ser. 07-CD4, Class XC, IO, 0.041s, 2049	12,004,000	117,695
Commercial Mortgage
Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031	260,000	257,609

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	$131,000	$130,770
Ser. 06-CN2A, Class J, 5.57s, 2019	105,000	101,961
FRB Ser. 01-J2A, Class A2F,
5.5275s, 2034	211,000	207,835
Ser. 03-LB1A, Class X1, IO, 0.38s, 2038	1,202,772	46,164
Ser. 05-LP5, Class XC, IO, 0.076s, 2043	10,816,061	93,375
Ser. 05-C6, Class XC, IO, 0.059s, 2044	12,357,785	74,344
Ser. 06-C8, Class XS, IO, 0.057s, 2046	6,467,489	64,927
Countrywide Alternative Loan Trust
Ser. 05-24, Class 1AX, IO, 1.214s, 2035	2,199,810	55,061
Countrywide Home Loans
Ser. 05-9, Class 1X, IO, 2.243s, 2035	1,224,059	27,924
Ser. 05-2, Class 2X, IO, 1.16s, 2035	1,401,612	29,565
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	139,804	144,179
IFB Ser. 05-R1, Class 1AS, IO,
1.317s, 2035	1,185,052	69,439
IFB Ser. 05-R2, Class 1AS, IO,
0.938s, 2035	710,441	30,848
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.811s, 2039	515,000	526,772
IFB Ser. 06-9, Class 7A2, IO,
1.685s, 2036	1,483,608	47,058
Ser. 06-C5, Class AX, IO, 0.065s, 2039	4,113,760	64,582
Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO, 0.114s, 2049	16,087,505	154,408
Ser. 06-C4, Class AX, IO, 0.091s, 2039	9,864,802	147,044
Ser. 07-C1, Class AX, IO, 0.051s, 2040	11,235,618	108,019
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	385,000	376,299
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	216,000	232,177
Ser. 04-C2, Class A2, 5.416s, 2036	650,000	659,445
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 5.978s, 2020	25,000	24,688
FRB Ser. 04-TF2A, Class J, 5.978s, 2016	189,000	184,275
FRB Ser. 05-TF2A, Class J, 5.928s, 2020	91,320	88,809
FRB Ser. 04-TF2A, Class H, 5.728s, 2019	81,000	79,380
Ser. 01-CK1, Class AY, IO, 0.774s, 2035	8,949,208	147,522
Ser. 03-C3, Class AX, IO, 0.743s, 2038	9,995,467	378,950
Ser. 02-CP3, Class AX, IO, 0.35s, 2035	2,321,536	83,917
Ser. 04-C4, Class AX, IO, 0.261s, 2039	1,535,839	33,191
Ser. 05-C2, Class AX, IO, 0.128s, 2037	9,148,332	131,297
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	284,180	299,028
Ser. 99-CG2, Class B3, 6.1s, 2032	207,000	206,123
Ser. 99-CG2, Class B4, 6.1s, 2032	370,000	368,945

126

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COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 07-64, Class LS, 15.255s, 2037	$206,151	$270,445
IFB Ser. 07-75, Class JS, 13.44s, 2037	283,531	374,787
IFB Ser. 07-75, Class CS, 11.445s, 2037	195,550	263,785
IFB Ser. 07-75, Class ES, 11.01s, 2036	225,724	278,147
IFB Ser. 07-63, Class DS, 10.71s, 2037	181,359	229,387
IFB Ser. 06-62, Class PS, 10.71s, 2036	199,698	251,090
IFB Ser. 07-80, Class AS, 10.44s, 2037	130,306	163,667
IFB Ser. 07-60, Class SB, 10.41s, 2037	111,094	132,535
IFB Ser. 06-76, Class QB, 10.41s, 2036	196,089	247,517
IFB Ser. 06-48, Class TQ, 10.41s, 2036	398,345	494,222
IFB Ser. 06-63, Class SP, 10.11s, 2036	214,347	266,588
Ser. 03-W6, Class PT1, 10.099s, 2042	58,247	65,291
IFB Ser. 07-W7, Class 1A4, 9.99s, 2037	188,199	224,495
IFB Ser. 05-37, Class SU, 9.74s, 2035	326,460	386,369
IFB Ser. 06-49, Class SE, 9.54s, 2036	328,082	387,055
Ser. 02-T12, Class A4, 9 1/2s, 2042	25,760	28,523
Ser. 02-T4, Class A4, 9 1/2s, 2041	210,678	231,809
Ser. 02-T6, Class A3, 9 1/2s, 2041	52,387	58,107
IFB Ser. 06-104, Class GS, 9.403s, 2036	140,080	169,771
IFB Ser. 06-60, Class AK, 9.34s, 2036	165,523	196,603
IFB Ser. 06-60, Class TK, 9.14s, 2036	95,450	111,705
IFB Ser. 06-104, Class ES, 9 1/8s, 2036	246,709	298,153
Ser. 04-T3, Class PT1, 9.108s, 2044	123,750	136,930
IFB Ser. 07-1, Class NK, 8.993s, 2037	518,888	631,778
IFB Ser. 07-81, Class SC, 8.61s, 2037	200,719	238,429
IFB Ser. 06-104, Class CS, 7.808s, 2036	237,633	268,324
Ser. 02-26, Class A2, 7 1/2s, 2048	179,820	191,978
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	109,327	118,356
Ser. 03-W1, Class 2A, 7 1/2s, 2042	207,960	223,075
Ser. 02-T12, Class A3, 7 1/2s, 2042	120,433	128,717
Ser. 02-14, Class A2, 7 1/2s, 2042	50,926	54,439
Ser. 01-T10, Class A2, 7 1/2s, 2041	170,025	182,690
Ser. 02-T4, Class A3, 7 1/2s, 2041	67,468	71,942
Ser. 01-T12, Class A2, 7 1/2s, 2041	173,218	184,525
Ser. 01-T3, Class A1, 7 1/2s, 2040	33,601	35,758
Ser. 01-T1, Class A1, 7 1/2s, 2040	79,495	84,035
Ser. 99-T2, Class A1, 7 1/2s, 2039	16,719	18,074
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	111,679	119,397
Ser. 02-T1, Class A3, 7 1/2s, 2031	114,330	122,392
Ser. 00-T6, Class A1, 7 1/2s, 2030	127,420	136,238
Ser. 01-T5, Class A3, 7 1/2s, 2030	19,111	20,402
Ser. 01-T4, Class A1, 7 1/2s, 2028	353,552	384,124
IFB Ser. 07-30, Class FS, 7.295s, 2037	513,315	576,996
IFB Ser. 06-115, Class ES, 7.1s, 2036	212,500	248,274
Ser. 02-26, Class A1, 7s, 2048	157,659	167,423
Ser. 04-T3, Class 1A3, 7s, 2044	201,749	215,879
Ser. 03-W3, Class 1A2, 7s, 2042	72,618	77,265
Ser. 02-T16, Class A2, 7s, 2042	149,467	158,990
Ser. 02-14, Class A1, 7s, 2042	53,575	56,699

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Fannie Mae
Ser. 02-T4, Class A2, 7s, 2041	$28,358	$29,952
Ser. 01-W3, Class A, 7s, 2041	50,527	53,892
Ser. 05-W4, Class 1A3, 7s, 2035	87,534	93,328
Ser. 04-W1, Class 2A2, 7s, 2033	663,935	709,678
IFB Ser. 06-8, Class PK, 6.94s, 2036	380,435	420,000
IFB Ser. 05-74, Class CP, 6.912s, 2035	198,005	225,184
IFB Ser. 05-57, Class CD, 6.881s, 2035	174,412	193,467
IFB Ser. 05-74, Class SK, 6.751s, 2035	365,896	403,200
IFB Ser. 06-27, Class SP, 6.728s, 2036	299,000	339,272
IFB Ser. 06-8, Class HP, 6.728s, 2036	324,519	367,600
IFB Ser. 06-8, Class WK, 6.728s, 2036	513,913	577,574
IFB Ser. 05-106, Class US, 6.728s, 2035	477,482	542,614
IFB Ser. 05-99, Class SA, 6.728s, 2035	234,454	259,816
IFB Ser. 05-115, Class NQ, 6.694s, 2036	110,888	122,251
IFB Ser. 05-74, Class CS, 6.641s, 2035	225,109	247,118
IFB Ser. 05-45, Class DA, 6.582s, 2035	359,717	423,734
IFB Ser. 05-74, Class DM, 6.545s, 2035	456,693	509,560
Ser. 381, Class 14, IO, 6 1/2s, 2037	217,120	45,700
Ser. 381, Class 15, IO, 6 1/2s, 2037	93,540	20,498
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,712,180	375,842
IFB Ser. 05-45, Class DC, 6.472s, 2035	299,764	334,408
IFB Ser. 06-60, Class CS, 6.252s, 2036	96,899	102,726
IFB Ser. 05-114, Class SP, 6.201s, 2036	138,121	145,240
IFB Ser. 05-57, Class DC, 5.964s, 2034	297,676	324,528
IFB Ser. 07-96, Class AS, 5.825s, 2037	245,832	267,523
IFB Ser. 05-45, Class PC, 5.655s, 2034	145,382	156,753
IFB Ser. 05-95, Class OP, 5.328s, 2035	138,303	144,389
IFB Ser. 05-106, Class JC, 5.039s, 2035	94,506	96,434
IFB Ser. 05-83, Class QP, 4.745s, 2034	84,602	86,109
IFB Ser. 05-72, Class SB, 4.713s, 2035	232,462	239,781
IFB Ser. 07-W6, Class 6A2, IO,
2.935s, 2037	265,341	26,380
IFB Ser. 06-90, Class SE, IO,
2.935s, 2036	260,966	32,097
IFB Ser. 03-66, Class SA, IO,
2.785s, 2033	393,089	40,399
IFB Ser. 07-W6, Class 5A2, IO,
2.425s, 2037	350,782	33,070
IFB Ser. 07-W4, Class 4A2, IO,
2.415s, 2037	1,846,887	164,248
IFB Ser. 07-W2, Class 3A2, IO,
2.415s, 2037	515,601	46,482
IFB Ser. 05-113, Class AI, IO,
2.365s, 2036	85,232	8,723
IFB Ser. 05-113, Class DI, IO,
2.365s, 2036	2,923,764	246,821
IFB Ser. 05-52, Class DC, IO,
2.335s, 2035	216,207	28,627
IFB Ser. 06-60, Class SI, IO,
2.285s, 2036	499,493	49,625
IFB Ser. 04-24, Class CS, IO,
2.285s, 2034	537,841	52,284

127

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 07-W7, Class 3A2, IO,
2.265s, 2037	$627,917	$53,101
IFB Ser. 06-74, Class SN, IO,
2.235s, 2036	373,505	21,730
IFB Ser. 03-122, Class SA, IO,
2.235s, 2028	694,648	45,569
IFB Ser. 03-122, Class SJ, IO,
2.235s, 2028	732,648	48,642
Ser. 03-W12, Class 2, IO, 2.225s, 2043	966,148	53,340
IFB Ser. 06-60, Class DI, IO,
2.205s, 2035	246,335	18,888
IFB Ser. 04-60, Class SW, IO,
2.185s, 2034	994,646	100,549
IFB Ser. 05-65, Class KI, IO,
2.135s, 2035	1,828,473	146,096
Ser. 03-W10, Class 3, IO, 1.933s, 2043	602,052	28,355
Ser. 03-W10, Class 1, IO, 1.931s, 2043	3,291,737	154,036
IFB Ser. 07-54, Class CI, IO,
1.895s, 2037	285,519	24,998
IFB Ser. 07-39, Class PI, IO,
1.895s, 2037	319,737	26,173
IFB Ser. 07-30, Class WI, IO,
1.895s, 2037	2,765,638	209,076
IFB Ser. 07-28, Class SE, IO,
1.885s, 2037	346,386	30,474
IFB Ser. 06-128, Class SH, IO,
1.885s, 2037	391,020	30,238
IFB Ser. 06-56, Class SM, IO,
1.885s, 2036	991,629	80,197
IFB Ser. 06-12, Class SD, IO,
1.885s, 2035	1,499,439	143,199
IFB Ser. 05-73, Class SI, IO, 1.885s, 2035	220,996	16,355
IFB Ser. 05-17, Class ES, IO,
1.885s, 2035	442,082	40,978
IFB Ser. 05-17, Class SY, IO,
1.885s, 2035	204,414	18,580
IFB Ser. 07-W5, Class 2A2, IO,
1 7/8s, 2037	189,193	13,813
IFB Ser. 07-30, Class IE, IO, 1 7/8s, 2037	920,197	92,399
IFB Ser. 06-123, Class CI, IO,
1 7/8s, 2037	776,964	65,555
IFB Ser. 06-123, Class UI, IO,
1 7/8s, 2037	339,153	28,210
IFB Ser. 05-82, Class SY, IO,
1.865s, 2035	893,006	66,086
IFB Ser. 05-45, Class SR, IO,
1.855s, 2035	1,206,748	88,572
IFB Ser. 07-15, Class BI, IO, 1.835s, 2037	570,270	47,788
IFB Ser. 06-16, Class SM, IO,
1.835s, 2036	271,492	23,169
IFB Ser. 05-95, Class CI, IO,
1.835s, 2035	509,201	45,361
IFB Ser. 05-84, Class SG, IO,
1.835s, 2035	846,691	76,303

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 05-54, Class SA, IO,
1.835s, 2035	$862,543	$64,049
IFB Ser. 05-23, Class SG, IO,
1.835s, 2035	661,117	59,717
IFB Ser. 05-104, Class NI, IO,
1.835s, 2035	586,306	52,420
IFB Ser. 05-17, Class SA, IO,
1.835s, 2035	572,443	52,310
IFB Ser. 05-17, Class SE, IO,
1.835s, 2035	616,033	55,555
IFB Ser. 05-57, Class DI, IO,
1.835s, 2035	1,343,048	102,232
IFB Ser. 05-83, Class QI, IO,
1.825s, 2035	136,149	13,241
IFB Ser. 06-128, Class GS, IO,
1.815s, 2037	324,122	27,748
IFB Ser. 05-83, Class SL, IO,
1.805s, 2035	1,479,254	112,623
Ser. 06-116, Class ES, IO,
1.785s, 2036	192,448	14,642
IFB Ser. 06-114, Class IS, IO,
1.785s, 2036	402,696	30,292
IFB Ser. 06-115, Class GI, IO,
1.775s, 2036	356,118	29,386
IFB Ser. 06-115, Class IE, IO,
1.775s, 2036	299,892	26,876
IFB Ser. 06-117, Class SA, IO,
1.775s, 2036	454,403	34,002
IFB Ser. 06-121, Class SD, IO,
1.775s, 2036	764,886	58,149
IFB Ser. 06-109, Class SG, IO,
1.765s, 2036	539,379	41,269
IFB Ser. 06-104, Class SY, IO,
1.755s, 2036	206,834	15,191
IFB Ser. 06-109, Class SH, IO,
1.755s, 2036	385,848	36,532
Ser. 06-104, Class SG, IO,
1.735s, 2036	388,267	27,710
IFB Ser. 07-W6, Class 4A2, IO,
1.735s, 2037	1,418,488	107,782
IFB Ser. 06-128, Class SC, IO,
1.735s, 2037	1,295,444	100,251
IFB Ser. 06-44, Class IS, IO, 1.735s, 2036	649,399	50,299
IFB Ser. 06-45, Class SM, IO,
1.735s, 2036	646,285	40,934
IFB Ser. 06-8, Class JH, IO, 1.735s, 2036	1,388,751	122,243
IFB Ser. 05-122, Class SG, IO,
1.735s, 2035	273,581	23,680
IFB Ser. 05-95, Class OI, IO,
1.725s, 2035	85,772	8,667
IFB Ser. 06-92, Class JI, IO, 1.715s, 2036	249,410	19,245
IFB Ser. 06-92, Class LI, IO, 1.715s, 2036	441,518	33,924
IFB Ser. 06-96, Class ES, IO,
1.715s, 2036	498,416	37,243

128

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 06-99, Class AS, IO,
1.715s, 2036	$270,980	$21,529
IFB Ser. 06-85, Class TS, IO,
1.695s, 2036	730,659	52,950
IFB Ser. 06-61, Class SE, IO,
1.685s, 2036	770,570	51,132
IFB Ser. 07-75, Class PI, IO,
1.675s, 2037	489,940	36,805
IFB Ser. 07-76, Class SA, IO,
1.675s, 2037	513,186	30,640
IFB Ser. 07-W7, Class 2A2, IO,
1.665s, 2037	1,190,384	87,383
IFB Ser. 07-90, Class S, IO, 1.645s, 2037	758,049	36,081
Ser. 03-W8, Class 12, IO, 1.636s, 2042	2,316,330	98,836
Ser. 06-94, Class NI, IO, 1.635s, 2036	189,568	13,099
IFB Ser. 07-103, Class AI, IO,
1.635s, 2037	2,087,391	145,074
IFB Ser. 07-1, Class NI, IO, 1.635s, 2037	1,136,653	83,355
IFB Ser. 07-109, Class XI, IO,
1.585s, 2037	298,491	21,521
IFB Ser. 07-W8, Class 2A2, IO,
1.585s, 2037	774,064	57,556
IFB Ser. 06-70, Class WI, IO,
1.585s, 2036	280,979	12,507
IFB Ser. 07-30, Class JS, IO, 1.575s, 2037	798,878	60,183
IFB Ser. 07-30, Class LI, IO,
1.575s, 2037	1,223,484	94,320
IFB Ser. 07-W2, Class 1A2, IO,
1.565s, 2037	324,831	22,840
IFB Ser. 07-54, Class IA, IO,
1.545s, 2037	424,485	32,312
IFB Ser. 07-54, Class IB, IO,
1.545s, 2037	424,485	32,312
IFB Ser. 07-54, Class IC, IO,
1.545s, 2037	424,485	32,312
IFB Ser. 07-54, Class ID, IO,
1.545s, 2037	424,485	32,312
IFB Ser. 07-54, Class IE, IO,
1.545s, 2037	424,485	32,312
IFB Ser. 07-54, Class IF, IO, 1.545s, 2037	631,042	48,035
IFB Ser. 07-54, Class UI, IO,
1.545s, 2037	475,639	39,030
IFB Ser. 07-56, Class SA, IO,
1.545s, 2037	296,316	16,954
IFB Ser. 07-91, Class AS, IO,
1.535s, 2037	319,936	21,730
IFB Ser. 07-91, Class HS, IO,
1.535s, 2037	342,366	24,583
IFB Ser. 07-15, Class CI, IO,
1.515s, 2037	1,441,392	107,769
IFB Ser. 06-123, Class BI, IO,
1.515s, 2037	1,893,293	136,294
IFB Ser. 06-115, Class JI, IO,
1.515s, 2036	1,052,405	78,341

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 06-123, Class LI, IO,
1.455s, 2037	$696,589	$48,872
IFB Ser. 07-116, Class IA, IO,
1.263s, 2037	1,903,000	126,550
IFB Ser. 07-39, Class AI, IO,
1.255s, 2037	754,390	48,841
IFB Ser. 07-39, Class SY, IO,
1.245s, 2037	727,663	31,768
IFB Ser. 07-32, Class SD, IO,
1.245s, 2037	503,781	33,204
IFB Ser. 07-33, Class SD, IO,
1.245s, 2037	1,423,362	86,414
IFB Ser. 07-30, Class UI, IO,
1.235s, 2037	411,317	28,201
IFB Ser. 07-32, Class SC, IO,
1.235s, 2037	668,909	44,804
IFB Ser. 07-1, Class CI, IO, 1.235s, 2037	486,133	32,178
IFB Ser. 05-74, Class SE, IO,
1.235s, 2035	1,768,878	98,422
IFB Ser. 05-82, Class SI, IO, 1.235s, 2035	1,723,345	98,895
IFB Ser. 07-W4, Class 1A2, IO,

1.225s, 2037	5,928,752	352,625
IFB Ser. 07-W5, Class 1A2, IO,
1.215s, 2037	966,417	51,171
IFB Ser. 07-4, Class PS, IO, 1.19s, 2037	1,780,122	107,526
FRB Ser. 03-W17, Class 12, IO,
1.151s, 2033	900,492	34,489
IFB Ser. 05-58, Class IK, IO, 1.135s, 2035	573,971	41,964
IFB Ser. 07-116, Class BI, IO,
1.013s, 2037	1,758,000	98,975
IFB Ser. 07-75, Class ID, IO,
1.005s, 2037	352,967	22,189
Ser. 03-W2, Class 2, IO, 0.818s, 2042	3,363,948	80,611
Ser. 03-W6, Class 51, IO, 0.682s, 2042	1,019,436	18,506
Ser. 03-W3, Class 2IO1, IO,
0.681s, 2042	327,454	5,670
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	1,651,813	76,314
Ser. 01-T12, Class IO, 0.565s, 2041	1,622,187	22,154
Ser. 03-W2, Class 1, IO, 0.47s,2042	1,751,483	22,026
Ser. 03-W3, Class 1, IO, 0.441s, 2042	3,546,996	42,356
Ser. 02-T1, Class IO, IO, 0.427s, 2031	1,461,072	16,086
Ser. 03-W6, Class 3, IO, 0.366s, 2042	1,383,894	12,919
Ser. 03-W4, Class 3A, IO, 0.352s, 2042	1,362,417	14,373
Ser. 03-W6, Class 23, IO, 0.351s, 2042	1,481,503	15,577
Ser. 372, Class 1, Principal Only
(PO), zero %, 2036	2,135,190	1,698,951
Ser. 04-38, Class AO, PO, zero %, 2034	571,385	416,356
Ser. 04-61, Class CO, PO, zero %, 2031	411,505	349,357
Ser. 07-31, Class TS, IO, zero %, 2009	1,243,624	23,418
Ser. 07-15, Class IM, IO, zero %, 2009	483,194	9,570
Ser. 07-16, Class TS, IO, zero %, 2009	1,977,796	33,580

129

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Fannie Mae
FRB Ser. 06-115, Class SN, zero %, 2036	$181,941	$189,418
FRB Ser. 05-65, Class ER, zero %, 2035	347,273	329,550
FRB Ser. 05-57, Class UL, zero %, 2035	327,875	317,926
FRB Ser. 05-36, Class QA, zero %, 2035	64,134	58,274
FRB Ser. 05-65, Class CU, zero %, 2034	56,353	63,148
FRB Ser. 05-81, Class DF, zero %, 2033	37,836	38,545
IFB Ser. 06-75, Class FY, zero %, 2036	84,770	84,820
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	26,765	29,450
Ser. T-58, Class 4A, 7 1/2s, 2043	138,248	149,033
Ser. T-51, Class 2A, 7 1/2s, 2042	175,433	187,787
Ser. T-42, Class A5, 7 1/2s, 2042	77,003	82,578
Ser. T-60, Class 1A2, 7s, 2044	497,516	532,628
Ser. T-41, Class 2A, 7s, 2032	22,377	23,657
Ser. T-56, Class A, IO, 0.524s, 2043	1,398,269	18,822
Ser. T-56, Class 3, IO, 0.369s, 2043	1,001,551	1,768
Ser. T-56, Class 1, IO, 0.286s, 2043	1,277,204	1,660
Ser. T-56, Class 2, IO, 0.037s, 2043	1,169,999	1,287
IFB Ser. T-56, Class 2ASI, IO,
3.235s, 2043	225,432	23,670
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	313,048	346,900
First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.753s, 2035	202,675	200,680
First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO, 1.682s, 2033	3,761,340	152,641
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	346,000	363,474
Ser. 97-C2, Class G, 7 1/2s, 2029	116,000	127,753
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	443,000	449,924
Freddie Mac
IFB Ser. 3339, Class WS, 10.167s, 2037	187,073	251,520
IFB Ser. 3339, Class JS, 10.156s, 2037	168,188	209,909
IFB Ser. 3355, Class KS, 9.461s, 2037	187,861	212,419
IFB Ser. 3202, Class PS, 9.075s, 2036	91,313	114,014
IFB Ser. 3349, Class SA, 8.835s, 2037	646,738	793,534
IFB Ser. 3331, Class SE, 8.835s, 2037	161,399	192,168
IFB Ser. 3182, Class PS, 8.49s, 2032	265,835	324,239
IFB Ser. 3360, Class SB, 8.42s, 2037	97,942	129,024
IFB Ser. 3153, Class SX, 8.113s, 2036	86,665	103,637
IFB Ser. 3081, Class DC, 6.536s, 2035	187,983	213,146
IFB Ser. 3114, Class GK, 6.29s, 2036	126,609	143,355
IFB Ser. 2976, Class KL, 5.949s, 2035	343,743	379,243
IFB Ser. 2990, Class DP, 5.839s, 2034	293,208	318,184

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 2979, Class AS, 5.839s, 2034	$84,480	$91,290
IFB Ser. 3149, Class SU, 5.837s, 2036	138,255	143,930
IFB Ser. 3065, Class DC, 4.778s, 2035	301,310	311,861
IFB Ser. 3360, Class SC, 4.643s, 2037	271,049	287,861
IFB Ser. 2990, Class LB, 4.096s, 2034	362,905	362,267
IFB Ser. 2990, Class WP, 4.057s, 2035	214,139	220,607
IFB Ser. 2927, Class SI, IO, 3.473s, 2035	490,068	65,430
IFB Ser. 2828, Class GI, IO, 2.473s, 2034	560,208	64,133
IFB Ser. 3184, Class SP, IO, 2.323s, 2033	450,667	40,724
IFB Ser. 2869, Class SH, IO, 2.273s, 2034	270,055	19,885
IFB Ser. 2869, Class JS, IO, 2.223s, 2034	1,278,873	93,489
IFB Ser. 3203, Class SH, IO, 2.113s, 2036	255,474	26,205
IFB Ser. 2755, Class SG, IO, 2.073s, 2031	535,030	43,419
IFB Ser. 2815, Class PT, IO, 2.023s, 2032	561,822	49,354
IFB Ser. 2828, Class TI, IO, 2.023s, 2030	268,259	22,578
IFB Ser. 3297, Class BI, IO, 1.733s, 2037	1,252,320	110,949
IFB Ser. 3284, Class IV, IO, 1.723s, 2037	327,080	29,795
IFB Ser. 3287, Class SD, IO, 1.723s, 2037	499,877	40,835
IFB Ser. 3281, Class BI, IO, 1.723s, 2037	244,401	20,359
IFB Ser. 3249, Class SI, IO, 1.723s, 2036	190,706	17,893
IFB Ser. 3028, Class ES, IO, 1.723s, 2035	1,404,883	127,363
IFB Ser. 2922, Class SE, IO, 1.723s, 2035	691,854	53,890
IFB Ser. 3045, Class DI, IO, 1.703s, 2035	3,659,281	266,134
Ser. 3236, Class ES, IO, 1.673s, 2036	441,539	33,089
IFB Ser. 3136, Class NS, IO, 1.673s, 2036	900,525	72,449
IFB Ser. 3118, Class SD, IO, 1.673s, 2036	1,110,671	83,900
IFB Ser. 3054, Class CS, IO, 1.673s, 2035	297,904	19,323
IFB Ser. 3107, Class DC, IO, 1.673s, 2035	1,481,208	139,186
IFB Ser. 3129, Class SP, IO, 1.673s, 2035	591,894	38,068
IFB Ser. 3066, Class SI, IO, 1.673s, 2035	962,695	88,279
IFB Ser. 2927, Class ES, IO, 1.673s, 2035	387,443	25,468
IFB Ser. 2950, Class SM, IO, 1.673s, 2016	744,849	60,124
IFB Ser. 3256, Class S, IO, 1.663s, 2036	495,591	42,529
IFB Ser. 3031, Class BI, IO, 1.662s, 2035	272,486	26,834
IFB Ser. 3244, Class SB, IO, 1.633s, 2036	351,683	28,012
IFB Ser. 3244, Class SG, IO, 1.633s, 2036	400,820	33,937
IFB Ser. 3236, Class IS, IO, 1.623s, 2036	652,470	49,652
IFB Ser. 2962, Class BS, IO, 1.623s, 2035	1,628,902	113,901
IFB Ser. 3114, Class TS, IO, 1.623s, 2030	1,827,464	110,220
IFB Ser. 3128, Class JI, IO, 1.603s, 2036	980,000	82,750
IFB Ser. 2990, Class LI, IO, 1.603s, 2034	532,637	45,648
IFB Ser. 3240, Class S, IO, 1.593s, 2036	1,219,299	95,736
IFB Ser. 3153, Class JI, IO, 1.593s, 2036	578,968	40,095
IFB Ser. 3065, Class DI, IO, 1.593s, 2035	209,746	20,520
IFB Ser. 3315, Class DS, IO, 1.573s, 2037	578,325	36,237
IFB Ser. 3145, Class GI, IO, 1.573s, 2036	800,693	72,574
IFB Ser. 3114, Class GI, IO, 1.573s, 2036	302,881	30,746
IFB Ser. 3339, Class JI, IO, 1.563s, 2037	1,228,424	77,145
IFB Ser. 3218, Class AS, IO, 1.553s, 2036	424,692	30,029

130

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COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3221, Class SI, IO, 1.553s, 2036	$527,739	$38,803
IFB Ser. 3153, Class UI, IO, 1.543s, 2036	1,417,964	138,982
IFB Ser. 3202, Class PI, IO, 1.513s, 2036	1,435,274	109,024
IFB Ser. 3355, Class MI, IO, 1.473s, 2037	342,643	24,978
IFB Ser. 3355, Class LI, IO, 1.473s, 2037	408,423	21,435
IFB Ser. 3201, Class SG, IO, 1.473s, 2036	664,873	50,601
IFB Ser. 3203, Class SE, IO, 1.473s, 2036	601,563	44,194
IFB Ser. 3171, Class PS, IO, 1.458s, 2036	534,727	42,216
IFB Ser. 3152, Class SY, IO, 1.453s, 2036	640,760	54,288
IFB Ser. 3284, Class BI, IO, 1.423s, 2037	399,221	28,639
IFB Ser. 3199, Class S, IO, 1.423s, 2036	321,137	24,918
IFB Ser. 3284, Class LI, IO, 1.413s, 2037	1,539,637	115,288
IFB Ser. 3281, Class AI, IO, 1.403s, 2037	1,454,485	110,179
IFB Ser. 3311, Class IA, IO, 1.383s, 2037	597,759	47,247
IFB Ser. 3311, Class IB, IO, 1.383s, 2037	597,759	47,247
IFB Ser. 3311, Class IC, IO, 1.383s, 2037	597,759	47,247
IFB Ser. 3311, Class ID, IO, 1.383s, 2037	597,759	47,247
IFB Ser. 3311, Class IE, IO, 1.383s, 2037	845,075	66,795
IFB Ser. 3274, Class JS, IO, 1.383s, 2037	1,090,726	73,568
IFB Ser. 3240, Class GS, IO, 1.353s, 2036	732,029	54,158
IFB Ser. 3339, Class TI, IO, 1.113s, 2037	551,575	38,630
IFB Ser. 3288, Class SJ, IO, 1.103s, 2037	666,256	41,468
IFB Ser. 3284, Class CI, IO, 1.093s, 2037	1,114,615	75,231
IFB Ser. 3291, Class SA, IO, 1.083s, 2037	708,153	41,949
IFB Ser. 3016, Class SQ, IO, 1.083s, 2035	583,206	30,195
IFB Ser. 3284, Class WI, IO, 1.073s, 2037	1,854,489	120,545
IFB Ser. 3235, Class SA, IO, 0.923s, 2036	313,963	16,883
Ser. 246, PO, zero %, 2037	1,513,600	1,210,717
Ser. 3300, PO, zero %, 2037	211,272	172,143
Ser. 242, PO, zero %, 2036	5,843,354	4,680,343
Ser. 239, PO, zero %, 2036	1,123,612	887,552
Ser. 236, PO, zero %, 2036	626,865	499,758
FRB Ser. 3349, Class DO, zero %, 2037	135,138	134,422
FRB Ser. 3327, Class YF, zero %, 2037	246,222	246,677
FRB Ser. 3326, Class YF, zero %, 2037	150,941	155,758
FRB Ser. 3239, Class BF, zero %, 2036	266,561	281,820
FRB Ser. 3228, Class BF, zero %, 2036	258,450	260,258
FRB Ser. 3231, Class XB, zero %, 2036	179,251	178,902
FRB Ser. 3149, Class XF, zero %, 2036	81,668	82,833
FRB Ser. 3147, Class SF, zero %, 2036	234,453	241,981
FRB Ser. 3122, Class GF, zero %, 2036	135,171	137,019
FRB Ser. 3326, Class WF, zero %, 2035	140,710	133,876
FRB Ser. 3003, Class XF, zero %, 2035	280,575	269,187
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.066s, 2043	6,509,616	44,005
Ser. 05-C3, Class XC, IO, 0.059s, 2045	30,908,547	136,430
Ser. 07-C1, Class XC, IO, 0.043s, 2019	24,570,577	158,445

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.834s, 2036	$131,000	$134,589
Ser. 97-C1, Class X, IO, 1.279s, 2029	164,236	8,695
Ser. 05-C1, Class X1, IO, 0.166s, 2043	11,714,080	136,820
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	201,000	203,820
Ser. 06-C1, Class XC, IO, 0.056s, 2045	17,832,662	100,309
Government National
Mortgage Association
IFB Ser. 07-26, Class WS,
15.015s, 2037	405,418	617,403
IFB Ser. 07-38, Class AS, 11.46s, 2037	380,847	497,552
IFB Ser. 07-44, Class SP, 10.598s, 2036	195,436	240,733
IFB Ser. 07-35, Class DK, 8.781s, 2035	102,000	120,007
IFB Ser. 07-64, Class AM, 8.006s, 2037	97,682	104,129
IFB Ser. 05-7, Class JM, 5.728s, 2034	349,338	367,416
IFB Ser. 05-66, Class SP, 4.075s, 2035	181,080	183,748
IFB Ser. 06-62, Class SI, IO,
2.431s, 2036	511,346	37,214
IFB Ser. 07-1, Class SL, IO,
2.411s, 2037	237,536	19,605
IFB Ser. 07-1, Class SM, IO,
2.401s, 2037	237,536	19,540
IFB Ser. 07-26, Class SG, IO,
1.901s, 2037	672,970	51,778
IFB Ser. 07-9, Class BI, IO, 1.871s, 2037	1,554,328	106,083
IFB Ser. 07-31, Class CI, IO,
1.861s, 2037	372,396	25,758
IFB Ser. 07-25, Class SA, IO,
1.851s, 2037	546,725	34,464
IFB Ser. 07-25, Class SB, IO,
1.851s, 2037	1,066,982	67,259
IFB Ser. 07-26, Class LS, IO,
1.851s, 2037	1,401,653	102,809
IFB Ser. 07-22, Class S, IO,
1.851s, 2037	360,558	31,682
IFB Ser. 07-11, Class SA, IO,
1.851s, 2037	355,271	26,238
IFB Ser. 07-14, Class SB, IO,
1.851s, 2037	336,755	24,519
IFB Ser. 07-51, Class SJ, IO,
1.801s, 2037	390,197	34,726
IFB Ser. 07-26, Class SD, IO,
1.773s, 2037	752,645	51,506
IFB Ser. 07-58, Class PS, IO,
1.751s, 2037	209,852	17,356
IFB Ser. 07-59, Class PS, IO,
1.721s, 2037	301,465	23,380
IFB Ser. 07-59, Class SP, IO,
1.721s, 2037	449,710	35,069

131

Putnam VT The George Putnam Fund of Boston

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 07-68, Class PI, IO, 1.701s, 2037	$399,113	$31,862
IFB Ser. 06-38, Class SG, IO,
1.701s, 2033	1,575,826	81,276
IFB Ser. 07-53, Class SG, IO,
1.651s, 2037	275,188	17,181
IFB Ser. 07-48, Class SB, IO,
1.623s, 2037	635,007	36,369
IFB Ser. 07-64, Class AI, IO,
1.601s, 2037	1,074,505	64,238
IFB Ser. 07-53, Class ES, IO,
1.601s, 2037	438,168	22,688
IFB Ser. 07-9, Class DI, IO,
1.561s, 2037	785,744	47,097
IFB Ser. 07-57, Class QA, IO,
1.551s, 2037	945,188	51,891
IFB Ser. 07-58, Class SA, IO,
1.551s, 2037	401,462	22,768
IFB Ser. 07-58, Class SC, IO,
1.551s, 2037	795,306	40,700
IFB Ser. 07-61, Class SA, IO,
1.551s, 2037	499,304	28,753
IFB Ser. 07-53, Class SC, IO,
1.551s, 2037	491,272	25,156
IFB Ser. 07-53, Class SE, IO,
1.551s, 2037	1,550,355	92,635
IFB Ser. 06-28, Class GI, IO,
1.551s, 2035	564,519	34,695
IFB Ser. 07-58, Class SD, IO,
1.541s, 2037	753,717	37,845
IFB Ser. 07-17, Class AI, IO,
1.523s, 2037	1,464,811	101,650
IFB Ser. 07-59, Class SD, IO,
1.521s, 2037	886,154	47,194
IFB Ser. 07-9, Class AI, IO, 1.473s, 2037	602,876	42,354
IFB Ser. 05-65, Class SI, IO, 1.401s, 2035	631,389	40,922
IFB Ser. 07-79, Class SY, IO, 1.313s, 2037	1,257,000	71,639
IFB Ser. 07-17, Class IB, IO, 1.301s, 2037	344,498	20,601
IFB Ser. 06-14, Class S, IO, 1.301s, 2036	515,407	29,499
IFB Ser. 06-11, Class ST, IO, 1.291s, 2036	318,130	17,638
IFB Ser. 07-27, Class SD, IO,
1.251s, 2037	386,346	19,991
IFB Ser. 07-19, Class SJ, IO, 1.251s, 2037	661,859	31,443
IFB Ser. 07-23, Class ST, IO, 1.251s, 2037	768,196	33,700
IFB Ser. 07-8, Class SA, IO, 1.251s, 2037	530,386	30,232
IFB Ser. 07-9, Class CI, IO, 1.251s, 2037	1,021,967	52,643
IFB Ser. 07-7, Class EI, IO, 1.251s, 2037	678,333	33,643
IFB Ser. 07-7, Class JI, IO, 1.251s, 2037	948,286	48,837
IFB Ser. 07-1, Class S, IO, 1.251s, 2037	861,791	41,518
IFB Ser. 07-3, Class SA, IO, 1.251s, 2037	821,663	38,892
IFB Ser. 07-17, Class IC, IO, 1.223s, 2037	799,712	44,224

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 07-21, Class S, IO,
1.173s, 2037	$827,369	$44,063
IFB Ser. 07-31, Class AI, IO,
1.153s, 2037	377,871	34,270
IFB Ser. 07-43, Class SC, IO,
1.073s, 2037	491,479	24,775
FRB Ser. 07-49, Class UF, zero %, 2037	95,587	94,350
FRB Ser. 07-35, Class UF, zero %, 2037	107,700	113,227
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.857s, 2039	3,392,902	122,993
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO, 2.693s, 2045	882,302	24,125
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.057s, 2037	24,860,158	94,197
Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.323s, 2039	4,300,521	91,386
Ser. 05-GG3, Class XC, IO, 0.14s, 2042	20,583,598	324,835
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	300,000	304,505
FRB Ser. 07-GG10, Class AM,
5.799s, 2045	511,000	515,226
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	173,000	171,988
Ser. 03-C1, Class X1, IO, 0.443s, 2040	2,140,141	40,921
Ser. 04-C1, Class X1, IO, 0.362s, 2028	5,729,898	31,559
Ser. 05-GG4, Class XC, IO,
0.175s, 2039	14,255,091	237,770
Ser. 06-GG6, Class XC, IO,
0.038s, 2038	14,789,427	45,062
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	41,914	44,798
Ser. 05-RP3, Class 1A3, 8s, 2035	131,921	139,921
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	109,227	114,804
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	128,112	135,859
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	144,063	151,369
IFB Ser. 04-4, Class 1AS, IO,
1.329s, 2034	6,723,770	358,796
GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.835s, 2035	258,720	255,072
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	85,733	55,726
IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 4.975s, 2037	690,384	650,687
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	123,000	131,368
FRB Ser. 07-LD12, Class AM, 6.063s, 2051	1,083,000	1,095,010

132

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COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class A3,
5.991s, 2051	$3,461,000	$3,514,542
Ser. 07-CB20, Class A3, 5.863s, 2051	751,000	753,463
FRB Ser. 07-LD11, Class A3,
5.819s, 2049	375,000	380,944
Ser. 06-CB15, Class A4, 5.814s, 2043	575,000	590,161
Ser. 07-CB20, Class A4, 5.794s, 2051	491,000	500,972
Ser. 06-CB16, Class A4, 5.552s, 2045	495,000	498,633
Ser. 06-CB14, Class A4, 5.481s, 2044	636,000	641,266
Ser. 05-LDP2, Class AM, 4.78s, 2042	250,000	229,983
Ser. 06-LDP8, Class X, IO,
0.574s, 2045	4,501,681	186,370
Ser. 06-CB17, Class X, IO,
0.514s, 2043	5,056,934	184,123
Ser. 06-LDP9, Class X, IO,
0.456s, 2047	1,274,227	39,023
Ser. 07-LDPX, Class X, IO,
0.348s, 2049	7,199,451	165,081
Ser. 06-CB16, Class X1, IO,
0.057s, 2045	5,135,324	85,246
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	29,825,242	25,631
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	152,000	152,979
Ser. 06-FL2A, Class X1, IO,
0.841s, 2018	1,578,376	3,315
Ser. 03-ML1A, Class X1, IO,
0.611s, 2039	6,575,070	218,827
Ser. 05-LDP2, Class X1, IO,
0.109s, 2042	20,409,661	361,953
Ser. 05-LDP1, Class X1, IO,
0.095s, 2046	7,296,331	72,393
Ser. 05-CB12, Class X1, IO,
0.095s, 2037	7,358,115	75,018
Ser. 05-LDP3, Class X1, IO,
0.061s, 2042	10,973,585	87,017
Ser. 06-CB14, Class X1, IO,
0.06s, 2044	7,653,256	34,380
Ser. 07-CB20, Class X1, IO,
0.052s, 2051	11,157,325	142,925
Ser. 06-LDP6, Class X1, IO,
0.049s, 2043	4,763,943	26,239
Ser. 05-LDP5, Class X1, IO,
0.043s, 2044	46,741,650	224,579
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	90,000	91,405
Ser. 99-C1, Class G, 6.41s, 2031	97,000	97,949
Ser. 98-C4, Class G, 5.6s, 2035	84,000	80,537
Ser. 98-C4, Class H, 5.6s, 2035	143,000	140,582

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class AM, 6.114s, 2017	$572,000	$574,390
Ser. 07-C6, Class A2, 5.845s, 2012	1,078,000	1,113,649
Ser. 04-C7, Class A6, 4.786s, 2029	242,000	235,930
Ser. 07-C2, Class XW, IO, 0.536s, 2040	1,561,179	53,964
LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.903s, 2037	3,521,601	47,489
Ser. 06-C7, Class XW, IO, 0.719s, 2038	3,560,139	158,086
Ser. 05-C3, Class XCL, IO,
0.173s, 2040	7,597,238	155,864
Ser. 05-C2, Class XCL, IO,
0.145s, 2040	30,230,113	318,136
Ser. 05-C5, Class XCL, IO,
0.119s, 2020	9,390,432	128,144
Ser. 05-C7, Class XCL, IO,
0.099s, 2040	16,933,780	140,035
Ser. 06-C7, Class XCL, IO,
0.083s, 2038	5,788,470	95,817
Ser. 06-C1, Class XCL, IO, 0.068s, 2041	13,981,094	148,964
Ser. 07-C2, Class XCL, IO,
0.065s, 2040	13,417,947	222,502
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H,
5.978s, 2017	137,000	132,890
FRB Ser. 05-LLFA, 5.828s, 2018	57,000	54,150
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 11.73s, 2036	160,879	191,567
IFB Ser. 07-5, Class 4A3, 10.89s, 2036	283,454	336,662
IFB Ser. 07-5, Class 8A2, IO,
2.855s, 2036	895,742	62,075
Ser. 07-1, Class 3A2, IO, 2.385s, 2037	724,930	66,285
IFB Ser. 07-4, Class 3A2, IO,
2.335s, 2037	413,357	29,348
IFB Ser. 06-5, Class 2A2, IO,
2.285s, 2036	1,022,373	62,673
IFB Ser. 07-4, Class 2A2, IO,
1.805s, 2037	1,675,010	115,799
IFB Ser. 07-1, Class 2A3, IO,
1.765s, 2037	1,226,879	97,067
IFB Ser. 06-7, Class 2A5, IO,
1.761s, 2036	1,633,953	112,531
Ser. 06-9, Class 2A3, IO, 1.755s, 2036	1,478,899	110,600
IFB Ser. 06-9, Class 2A2, IO,
1.755s, 2037	1,038,712	78,117
IFB Ser. 06-7, Class 2A4, IO,
1.685s, 2036	1,801,911	92,772
IFB Ser. 07-5, Class 10A2, IO,
1.475s, 2037	832,999	41,200
IFB Ser. 06-5, Class 1A3, IO,
0.535s, 2036	272,502	3,212
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	664,000	655,368

133

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COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

Principal amount		Value

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 7.324s, 2034	$29,200	$29,204
FRB Ser. 04-13, Class 3A6,
3.786s, 2034	461,000	453,442
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	310,145	3,580
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	778,637	1,704
MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	103,611	111,064
Ser. 05-1, Class 1A4, 7 1/2s, 2034	182,070	194,793
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.475s, 2027	481,514	447,808
Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.062s, 2049	10,676,203	151,802
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 5.528s, 2022	99,963	100,375
Ser. 06-1, Class X1A, IO, 1.386s, 2022	1,362,432	16,183
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.904s, 2030	82,000	83,638
FRB Ser. 05-A9, Class 3A1,
5.279s, 2035	764,232	757,880
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	206,000	211,755
FRB Ser. 07-C1, Class A4, 5.829s, 2050	230,000	237,079
Ser. 05-MCP1, Class XC, IO,
0.09s, 2043	9,314,900	118,619
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.242s, 2039	1,111,159	23,482
Ser. 05-LC1, Class X, IO, 0.236s, 2044	4,977,956	40,446
Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	1,120,000	1,159,717
FRB Ser. 07-8, Class A2, 5.92s, 2049	365,000	376,004
Ser. 07-9, Class A4, 5.748s, 2049	1,120,000	1,131,978
Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A
Ser. 06-3, Class XC, IO, 0.088s, 2046	6,823,789	112,593
Ser. 07-7, Class X, IO, 0.02s, 2050	25,201,838	91,554
Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	324,827	91,865
Ser. 05-C3, Class X, IO, 5.555s, 2044	386,329	106,965
Ser. 06-C4, Class X, IO, 5.095s, 2016	1,141,000	367,973
Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.624s, 2043	1,410,016	68,893
Morgan Stanley Capital I
FRB Ser. 06-IQ11, Class A4,
5.773s, 2042	575,000	576,424
FRB Ser. 07-IQ14, Class AM,
5.691s, 2049	228,000	226,707
Ser. 05-HQ6, Class A4A, 4.989s, 2042	553,000	538,493
Ser. 04-HQ4, Class A7, 4.97s, 2040	286,000	283,154

COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

	Principal amount	Value

Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	$74,000	$73,986
Ser. 04-RR, Class F5, 6s, 2039	220,000	160,600
Ser. 04-RR, Class F6, 6s, 2039	230,000	149,500
Ser. 05-HQ6, Class X1, IO,
0.099s, 2042	11,954,220	111,700
Ser. 05-HQ5, Class X1, IO,
0.093s, 2042	3,022,115	21,971
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.342s, 2035	651,185	646,301
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.095s, 2030	124,000	125,522
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.711s, 2035	59,682	62,469
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	52,926	58,309
Permanent Financing PLC FRB Ser. 8,
Class 2C, 5.546s, 2042 (United Kingdom)	319,000	316,369
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	490,000	496,101
Ser. 00-C1, Class J, 6 5/8s, 2010	146,000	132,431
Ser. 00-C2, Class J, 6.22s, 2033	127,000	126,501
Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO,
1.825s, 2037	1,744,129	119,689
IFB Ser. 06-A7CB, Class 1A6, IO,
0.685s, 2036	169,901	4,197
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	672,271	653,880
Saco I Trust FRB Ser. 05-10, Class 1A1,
5 1/8s, 2033	183,016	155,563
Salomon Brothers Mortgage Securities VII
144A Ser. 02-KEY2, Class X1, IO,
0.757s, 2036	2,959,209	139,791
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	100,000	88,406
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	62,000	52,782
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	41,000	37,103
Structured Adjustable Rate Mortgage
Loan Trust
Ser. 04-8, Class 1A3, 7.186s, 2034	6,792	6,964
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	1,338,398	1,353,121
FRB Ser. 05-18, Class 6A1,
5.249s, 2035	299,767	296,407
Ser. 05-9, Class AX, IO, 1.303s, 2035	3,055,015	71,603
Structured Adjustable Rate Mortgage
Loan Trust 144A Ser. 04-NP2, Class A,
5.215s, 2034	100,231	97,240
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
1.385s, 2037	7,748,158	443,333
Ser. 07-4, Class 1A4, IO, 1s, 2037	7,748,158	203,987

134

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COLLATERALIZED MORTGAGE OBLIGATIONS (22.0%)* continued

	Principal amount	Value

Structured Asset Securities Corp.
144A Ser. 07-RF1, Class 1A, IO,
1.016s, 2037	$1,514,235	$57,091
Wachovia Bank Commercial
Mortgage Trust
Ser. 04-C15, Class A4, 4.803s, 2041	426,000	414,446
Ser. 06-C28, Class XC, IO, 0.381s, 2048	2,218,506	53,799
Ser. 06-C29, IO, 0.374s, 2048	10,619,582	277,065
Ser. 07-C34, IO, 0.36s, 2046	2,946,486	75,342
Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
8.328s, 2018	100,000	95,000
Ser. 03-C3, Class IOI, IO, 0.483s, 2035	2,235,318	65,137
Ser. 07-C31, IO, 0.261s, 2047	12,154,282	217,926
Ser. 06-C27, Class XC, IO, 0.063s, 2045	5,864,838	64,513
Ser. 06-C23, Class XC, IO, 0.053s, 2045	8,392,288	48,843
Ser. 06-C26, Class XC, IO, 0.041s, 2045	3,301,246	11,818
WAMU Commercial Mortgage
Securities Trust 144A Ser. 07-SL2,
Class X, IO, 0.854s, 2049	2,019,883	81,765
WAMU Mortgage Pass-Through
Certificates FRB Ser. 04-AR1, Class A,
4.229s, 2034	43,966	43,254
Washington Mutual 144A Ser. 06-SL1,
Class X, IO, 0.938s, 2043	896,854	40,897
Washington Mutual Asset Securities Corp.
144A Ser. 05-C1A, Class G, 5.72s, 2036	30,000	22,246
Washington Mutual Mortgage
Pass-Through Certificates Ser. 07-2,
Class CX, IO, 7s, 2037	117,342	19,660
Washington Mutual Multi-Fam.,
Mtge. 144A Ser. 01-1, Class B5,
7.19s, 2031 (Cayman Islands)	186,000	171,356
Wells Fargo Mortgage Backed
Securities Trust
Ser. 06-AR10, Class 3A1, 5.29s, 2036	380,453	374,984
Ser. 05-AR2, Class 2A1, 4.544s, 2035	190,268	186,552
Ser. 05-AR9, Class 1A2, 4.38s, 2035	168,760	166,923
Ser. 04-R, Class 2A1, 4.36s, 2034	189,949	186,043
Ser. 05-AR12, Class 2A5, 4.323s, 2035	2,803,000	2,747,010
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	6,075,000	41,789

Total collateralized mortgage obligations
(cost $104,426,924)		$110,090,251

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (21.3%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.0%)
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
August 20, 2037 to October 20, 2037	$4,993,877	$5,159,494

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (21.3%)*
continued

Principal amount		Value

U.S. Government Agency Mortgage
Obligations (20.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
5 1/2s, November 1, 2036	$220,240	$219,732
5 1/2s, with due dates from
March 1, 2020 to April 1, 2020	125,773	127,493
Federal National Mortgage Association
Pass-Through Certificates
7 1/2s, September 1, 2022	90,709	97,352
7s, with due dates from
April 1, 2032 to December 1, 2035	1,130,907	1,180,765
7s, with due dates from
January 1, 2013 to November 1, 2014	65,110	67,353
6 1/2s, with due dates from
April 1, 2033 to August 1, 2037	2,265,486	2,329,770
6 1/2s, TBA, January 1, 2038	6,000,000	6,165,937
6s, with due dates from
December 1, 2032 to August 1, 2037	4,279,428	4,347,026
6s, with due dates from
February 1, 2009 to September 1, 2019	2,239,512	2,291,844
5 1/2s, with due dates from
May 1, 2022 to April 1, 2037	5,573,783	5,608,128
5 1/2s, with due dates from
August 1, 2019 to February 1, 2022	2,562,611	2,598,546
5 1/2s, TBA, January 1, 2038	62,900,000	62,801,719
5s, with due dates from
September 1, 2035 to January 1, 2036	7,641,088	7,459,015
4 1/2s, with due dates from
November 1, 2020 to November 1, 2035	3,871,581	3,771,664
4 1/2s, with due dates from
June 1, 2020 to September 1, 2020	2,093,138	2,062,395
		101,128,739

Total U.S. government and agency mortgage obligations
(cost $104,631,998)		$106,288,233

CORPORATE BONDS AND NOTES (8.3%)*

Principal amount		Value

Basic Materials (0.2%)
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty
4.027s, 2009	$200,000	$199,820
E.I. du Pont de Nemours & Co.
sr. unsec. 5s, 2013	90,000	90,714
Georgia-Pacific Corp. debs. 9 1/2s, 2011	72,000	75,600
Georgia-Pacific Corp. notes 8 1/8s, 2011	85,000	86,275
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	60,000	59,569
Nucor Corp. sr. unsec. 5s, 2012	70,000	70,088
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)	105,000	96,930
Steel Dynamics, Inc. 144A sr. notes
7 3/8s, 2012	90,000	90,450

135

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (8.3%)* continued

Principal amount		Value

Basic Materials continued
Steel Dynamics, Inc. 144A sr. notes
6 3/4s, 2015	$140,000	$135,100
Westvaco Corp. unsec. notes 7 1/2s, 2027	25,000	27,428
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	95,000	93,164
		1,025,138

Capital Goods (0.2%)
Caterpillar Financial Services Corp. sr. unsec.
4.85s, 2012	105,000	105,181
Caterpillar Financial Services Corp. sr. unsec.
notes Ser. MTN, 5.85s, 2017	205,000	210,862
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	80,000	78,800
L-3 Communications Corp. sr. sub. notes
5 7/8s, 2015	65,000	62,725
Legrand SA debs. 8 1/2s, 2025 (France)	120,000	139,602
United Technologies Corp. sr. unsec. notes
5 3/8s, 2017	170,000	172,454
		769,624

Communication Services (0.9%)
American Tower Corp. 144A sr. notes
7s, 2017	160,000	160,800
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	65,000	66,762
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031	159,000	206,061
AT&T, Inc. sr. unsec. 6.3s, 2038	475,000	484,930
AT&T, Inc. sr. unsec. 4.95s, 2013	145,000	145,960
Bellsouth Capital Funding unsec.notes
7 7/8s, 2030	170,000	198,046
British Telecommunications PLC
sr. unsec. 5.15s, 2013 (United Kingdom)	240,000	239,016
France Telecom notes 8 1/2s, 2031(France)	50,000	64,833
Nextel Communications, Inc. sr. notes Ser. E,
6 7/8s, 2013	85,000	83,735
Nextel Communications, Inc. sr. notes Ser. F,
5.95s, 2014	350,000	328,989
Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	130,000	133,921
Southwestern Bell Telephone debs. 7s, 2027	180,000	184,656
Sprint Capital Corp. company guaranty
6.9s, 2019	120,000	119,204
Sprint Capital Corp. company guaranty
6 7/8s, 2028	235,000	222,865
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	45,000	48,923
Telecom Italia Capital SA company guaranty
5 1/4s, 2015 (Luxembourg)	135,000	131,524
Telecom Italia Capital SA company guaranty
5 1/4s, 2013 (Luxembourg)	55,000	54,358
Telecom Italia Capital SA company guaranty 4s,
2010 (Luxembourg)	15,000	14,703

CORPORATE BONDS AND NOTES (8.3%)* continued

	Principal amount	Value

Communication Services continued
Telefonica Emisones SAU company guaranty
7.045s, 2036 (Spain)	$175,000	$197,066
Telefonica Emisones SAU company guaranty
6.221s, 2017 (Spain)	55,000	57,145
Telefonica Europe BV company guaranty
8 1/4s, 2030 (Netherlands)	30,000	37,043
Telus Corp. notes 8s, 2011 (Canada)	140,000	151,686
Verizon Communications, Inc. sr. unsec
5.55s, 2016	435,000	439,668
Verizon Communications, Inc. sr. unsec.
bonds 5 1/2s, 2017	145,000	145,675
Verizon New Jersey, Inc. debs. 8s, 2022	110,000	126,259
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	135,000	161,594
Verizon Virginia, Inc. debs. Ser. A,
4 5/8s, 2013	50,000	48,156
Vodafone Group PLC unsec. notes
6.15s, 2037 (United Kingdom)	200,000	198,414
		4,451,992

Conglomerates (0.1%)
General Electric Co. sr. unsec. 5 1/4s, 2017	95,000	94,797
Siemens Financieringsmaatschappij
144A notes 5 3/4s, 2016 (Netherlands)	100,000	101,965
Textron, Inc. sr. unsec. 5.6s, 2017	195,000	194,306
		391,068

Consumer Cyclicals (0.4%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	80,000	77,387
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	90,000	77,919
DaimlerChrysler NA Holding Corp. company
guaranty 7.2s, 2009	125,000	128,898
DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013	155,000	160,763
DaimlerChrysler NA Holding Corp. notes
Ser. MTN, 5 3/4s, 2011	235,000	238,490
Ford Motor Credit Co., LLC notes 6 3/8s, 2008	135,000	132,933
Harley-Davidson Funding Corp. company
guaranty 5 1/4s, 2012	160,000	158,630
JC Penney Co., Inc. debs. 7.65s, 2016	10,000	10,660
JC Penney Co., Inc. notes 6 7/8s, 2015	130,000	133,604
JC Penney Co., Inc. sr. notes 6 3/8s, 2036	73,000	65,234
Marriott International, Inc. notes 6 3/8s, 2017	125,000	127,556
Marriott International, Inc. sr. unsec. Ser. J,
5 5/8s, 2013	20,000	19,944
Office Depot, Inc. notes 6 1/4s, 2013	79,000	82,472
Omnicom Group, Inc. sr. notes 5.9s, 2016	90,000	91,284
Starwood Hotels & Resorts Worldwide, Inc.
sr. unsec 6 1/4s, 2013	195,000	195,118
Target Corp. bonds 6 1/2s, 2037	230,000	231,173
VF Corp. sr. unsec. 5.95s, 2017	95,000	95,010
Vulcan Materials Co. sr. unsub. 5.6s, 2012	110,000	110,617
		2,137,692

136

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (8.3%)* continued

Principal amount		Value

Consumer Staples (1.1%)
Campbell Soup Co. debs. 8 7/8s, 2021	$110,000	$145,596
ConAgra Foods, Inc. unsec. notes
7 7/8s, 2010	350,000	375,673
Cox Communications, Inc. notes 7 1/8s, 2012	145,000	154,638
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	135,000	133,963
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	125,000	134,169
CVS Caremark, Corp. sr. unsec. FRN
6.302s, 2037	235,000	227,137
CVS Caremark, Corp. 144A pass-through
certificates 6.117s, 2013	257,405	260,728
Delhaize Group sr. unsub. 6 1/2s,
2017 (Belgium)	75,000	76,727
Diageo Capital PLC company guaranty
5 3/4s, 2017 (United Kingdom)	10,000	10,057
Diageo Capital PLC company guaranty
5.2s, 2013 (United Kingdom)	5,000	5,023
Diageo PLC company guaranty 8s, 2022	230,000	274,343
Estee Lauder Cos., Inc. (The) sr. unsec.
6s, 2037	140,000	137,897
Estee Lauder Cos., Inc. (The) sr. unsec.
5.55s, 2017	35,000	35,175
General Mills, Inc. sr. unsub. 5.65s, 2012	200,000	203,263
Kellogg Co. sr. unsub. 5 1/8s, 2012	20,000	20,203
Kroger Co. company guaranty 6 3/4s, 2012	60,000	63,687
Kroger Co. company guaranty 6.4s, 2017	110,000	115,050
McDonald’s Corp. sr. unsec. 6.3s, 2037	115,000	119,259
McDonald’s Corp. sr. unsec. 5.8s, 2017	60,000	62,138
News America Holdings, Inc. company
guaranty 7 3/4s, 2024	135,000	151,836
News America Holdings, Inc. debs.
7 3/4s, 2045	340,000	368,751
PepsiCo, Inc. sr. unsec. 4.65s, 2013	110,000	111,235
TCI Communications, Inc. company guaranty
7 7/8s, 2026	355,000	401,169
TCI Communications, Inc. debs. 9.8s, 2012	95,000	109,729
TCI Communications, Inc. debs. 7 7/8s, 2013	265,000	290,414
Tesco PLC 144A notes 6.15s, 2037
(United Kingdom)	220,000	214,927
Time Warner Cable, Inc. company guaranty
6.55s, 2037	95,000	96,966
Time Warner Cable, Inc. company guaranty
5.85s, 2017	60,000	60,148
Time Warner Entertainment Co., LP debs.
8 3/8s, 2023	20,000	23,558
Time Warner, Inc. debs. 9.15s, 2023	85,000	103,994
Time Warner, Inc. debs. 9 1/8s, 2013	300,000	340,823
Viacom, Inc. sr. notes 5 3/4s, 2011	85,000	86,069
Walt Disney Co. (The) sr. unsec. 4.7s, 2012	290,000	289,990
Yum! Brands, Inc. sr. unsec. 6 7/8s, 2037	100,000	99,536
Yum! Brands, Inc. sr. unsec. 6 1/4s, 2018	85,000	86,083
		5,389,954

CORPORATE BONDS AND NOTES (8.3%)* continued

Principal amount		Value

Energy (0.4%)
Anadarko Petroleum Corp. sr. notes
6.45s, 2036	$92,000	$94,240
Anadarko Petroleum Corp. sr. notes
5.95s, 2016	48,000	48,689
Chesapeake Energy Corp. sr. unsec. notes
7 5/8s, 2013	140,000	144,550
Enterprise Products Operating LP company
guaranty FRB 7.034s, 2068	25,000	22,661
Enterprise Products Operating LP company
guaranty FRB 8 3/8s, 2066	240,000	245,722
EOG Resources, Inc. sr. unsec 5 7/8s, 2017	85,000	87,145
Forest Oil Corp. sr. notes 8s, 2011	80,000	83,200
Hess Corp. bonds 7 7/8s, 2029	165,000	195,296
Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012	30,000	31,047
Newfield Exploration Co. sr. sub. notes
6 5/8s, 2016	90,000	87,863
Nexen, Inc. bonds 6.4s, 2037 (Canada)	75,000	74,874
Peabody Energy Corp. sr. notes 5 7/8s, 2016	110,000	103,400
Premcor Refining Group, Inc. sr. notes
7 1/2s, 2015	215,000	222,669
Sunoco, Inc. notes 4 7/8s, 2014	75,000	72,559
Tesoro Corp. company guaranty 6 1/2s, 2017	135,000	133,650
Valero Energy Corp. sr. unsec. notes
7 1/2s, 2032	100,000	109,899
Weatherford International, Inc. 144A
company guaranty 6.8s, 2037	30,000	31,213
Weatherford International, Inc. 144A
company guaranty 6.35s, 2017	35,000	36,178
Weatherford International, Ltd. company
guaranty 6 1/2s, 2036	115,000	114,844
Weatherford International, Ltd. sr. notes
5 1/2s, 2016	65,000	64,036
		2,003,735

Financial (3.1%)
AGFC Capital Trust I company guaranty
6s, 2067	100,000	91,282
American Express Bank FSB notes Ser. BKN1,
5.55s, 2012	315,000	320,531
American Express Co. sr. unsec. notes
6.15s, 2017	175,000	179,598
American International Group, Inc. jr. sub.
bond 6 1/4s, 2037	280,000	250,333
Ameriprise Financial, Inc. jr. sub. FRN
7.518s, 2066	235,000	234,024
Amvescap PLC company guaranty
5 5/8s, 2012 (Bermuda)	70,000	67,865
Bank of New York Mellon Corp./The sr. unsec.
4.95s, 2012	75,000	74,999
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom) (S)	150,000	127,283
Bear Stearns Cos., Inc. (The) notes Ser. MTN,
6.95s, 2012	220,000	226,204

137

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (8.3%)* continued

	Principal amount	Value

Financial continued
Bear Stearns Cos., Inc. (The) sr. notes
6.4s, 2017	$205,000	$198,398
Block Financial Corp. notes 5 1/8s, 2014	100,000	85,696
Bosphorus Financial Services, Ltd. 144A sec.
sr. notes FRN 6.669s, 2012 (Cayman Islands)	399,000	395,102
Brandywine Operating Partnership LP sr.
unsec. 5.7s, 2017 (R)	110,000	101,899
Camden Property Trust notes 5.7s, 2017 (R)	105,000	97,567
Capital One Capital III company guaranty
7.686s, 2036	230,000	187,027
Chubb Corp. (The) sr. notes 6s, 2037	95,000	90,406
CIT Group, Inc. jr. sub. FRN 6.1s, 2067 (S)	445,000	323,114
CIT Group, Inc. sr. notes 5.4s, 2013	20,000	18,170
CIT Group, Inc. sr. notes 5s, 2015	15,000	13,039
CIT Group, Inc. sr. notes 5s, 2014	160,000	140,855
Citigroup, Inc. sub. notes 5s, 2014	512,000	487,856
CNA Financial Corp. unsec. notes
6 1/2s, 2016	100,000	102,063
CNA Financial Corp. unsec. notes 6s, 2011	100,000	102,479
Colonial Properties Trust notes
6 1/4s, 2014 (R)	100,000	98,203
Countrywide Capital III company guaranty
Ser. B, 8.05s, 2027	110,000	66,550
Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (Guernsey)	184,000	164,716
Deutsche Bank Capital Funding Trust VII
144A FRB 5.628s, 2049	160,000	145,457
Developers Diversified Realty Corp. unsec.
notes 5 3/8s, 2012 (R)	50,000	48,610
Dresdner Funding Trust I 144A bonds
8.151s, 2031	190,000	193,786
Duke Realty LP sr. unsec 6 1/2s, 2018	60,000	60,340
Equity One, Inc. notes 5 3/8s, 2015 (R)	90,000	85,219
Erac USA Finance Co. 144A company
guaranty 6 3/8s, 2017 (R)	145,000	140,086
ERP Operating LP notes 5 3/4s, 2017	110,000	104,748
Fleet Capital Trust V bank guaranty FRN
5.966s, 2028	135,000	131,512
Fund American Cos., Inc. notes 5 7/8s, 2013	185,000	188,792
GATX Financial Corp. notes 5.8s, 2016	80,000	75,109
General Electric Capital Corp. sr. unsec
5 5/8s, 2017	465,000	477,079
General Electric Capital Corp. sub. notes
FRN 6 3/8s, 2067	180,000	185,847
GMAC LLC bonds 8s, 2031	115,000	96,471
GMAC LLC notes 7s, 2012	115,000	97,237
GMAC LLC unsub. notes FRN 6.119s, 2009	385,000	358,583
Goldman Sachs Group, Inc (The)csub. notes
6 3/4s, 2037	380,000	376,327
Goldman Sachs Group, Inc. (The) sr. notes
5.45s, 2012	210,000	215,998
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	55,000	54,071

CORPORATE BONDS AND NOTES (8.3%)* continued

	Principal amount	Value

Financial continued
Highwood Properties, Inc. sr. unsec. bonds
5.85s, 2017 (R)	$135,000	$127,021
Hospitality Properties Trust notes
6 3/4s, 2013 (R)	105,000	108,065
Hospitality Properties Trust sr. unsec.
6.7s, 2018 (R)	70,000	69,132
HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 (R)	130,000	127,429
HRPT Properties Trust bonds
5 3/4s, 2014 (R)	55,000	52,684
HRPT Properties Trust notes 6 1/4s, 2016 (R)	80,000	76,049
HSBC Finance Capital Trust IX FRN
5.911s, 2035	500,000	462,640
HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	385,000	373,153
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	340,000	316,065
iStar Financial, Inc. sr. unsec. notes
5 7/8s, 2016 (R)	225,000	183,673
JPMorgan Chase & Co. sr. notes 6s, 2018	110,000	111,912
JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	72,000	68,389
JPMorgan Chase Capital XXV bonds
6.8s, 2037	280,000	269,212
Kimco Realty Corp. sr. sub. notes
5.7s, 2017 (R)	80,000	74,667
Lehman Brothers Holdings, Inc. sr. unsec.
notes Ser I, 6.2s, 2014	215,000	218,971
Lehman Brothers Holdings, Inc. sub. notes
6 3/4s, 2017	420,000	432,894
Lehman Brothers Holdings, Inc. sub. notes
5 3/4s, 2017	20,000	19,213
Liberty Mutual Insurance 144A notes
7.697s, 2097	300,000	281,211
Lincoln National Corp. FRB 7s, 2066	103,000	103,414
Lincoln National Corp. sr. unsec. 6.3s, 2037	60,000	57,545
Loews Corp. notes 5 1/4s, 2016	70,000	69,856
MetLife Capital Trust IV jr. sub. debs.
7 7/8s, 2067	800,000	815,099
Nationwide Financial Services, Inc. notes
5 5/8s, 2015	50,000	51,280
Nationwide Health Properties, Inc. notes
6 1/2s, 2011 (R)	90,000	93,988
Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 (R)	140,000	144,609
Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	75,490
NB Capital Trust IV company guaranty
8 1/4s, 2027	395,000	410,208
Nuveen Investments, Inc. sr. notes
5 1/2s, 2015	70,000	48,300
OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	165,000	173,948
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	125,000	117,330

138

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (8.3%)* continued

	Principal amount	Value

Financial continued
Prudential Financial, Inc. notes Ser. MTN,
6s, 2017	$110,000	$109,859
Prudential Holdings LLC 144A bonds
8.695s, 2023	210,000	259,167
RBS Capital Trust IV company guaranty FRN
5.63s, 2049	170,000	164,013
Regency Centers LP sr. unsec. 5 7/8s, 2017	85,000	82,139
Rouse Co LP/TRC Co-Issuer Inc. 144A sr.
notes 6 3/4s, 2013 (R)	95,000	88,249
Rouse Co. (The) notes 7.2s, 2012 (R)	85,000	81,416
Royal Bank of Scotland Group PLC
FRB 7.648s, 2049 (United Kingdom)	50,000	51,875
Royal Bank of Scotland Group PLC
jr. sub. notes FRN Ser. MTN, 7.64s,
2049 (United Kingdom)	100,000	102,016
Simon Property Group LP unsub. bonds
5 3/4s, 2015 (R)	50,000	48,563
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	170,000	155,924
Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	100,000	99,627
Swiss Re Capital I LP 144A FRN 6.854s,
2049 (United Kingdom)	120,000	122,032
Travelers Cos., Inc. (The) sr. unsec. notes
6 1/4s, 2037	95,000	92,684
UBS AG/Jersey Branch FRN 7.926s,
2008 (Jersey)	310,000	314,650
Unitrin, Inc. sr. notes 6s, 2017	100,000	95,632
Wachovia Bank NA sub. notes Ser. BKNT,
6s, 2017	295,000	296,971
Washington Mutual Bank/Henderson
NV sub. notes Ser. BKNT, 5.95s, 2013	250,000	222,228
Westfield Group sr. notes 5.7s,
2016 (Australia)	115,000	110,002
Westpac Capital Trust III 144A sub. notes
FRN 5.819s, 2049 (Australia)	140,000	133,546
Willis Group North America, Inc. company
guaranty 6.2s, 2017	80,000	79,824
		15,524,395

Health Care (0.3%)
Aetna, Inc. sr. unsec. 6 3/4s, 2037	660,000	658,348
AstraZeneca PLC sr. unsub. 5.9s,
2017 (United Kingdom)	235,000	246,763
Bayer Corp. 144A FRB 6.2s, 2008	85,000	85,082
Covidien International Finance SA 144A
company guaranty 6.55s, 2037
(Luxembourg)	65,000	67,030
Covidien International Finance SA 144A
company guaranty 6s, 2017 (Luxembourg)	75,000	76,738
Hospira, Inc. sr. notes 6.05s, 2017	75,000	75,360
Hospira, Inc. sr. notes 5.55s, 2012	105,000	106,772
UnitedHealth Group, Inc. 144A bonds
5 1/2s, 2012	95,000	96,409
Ventas Realty LP/Capital Corp. sr. notes
6 3/4s, 2017 (R)	60,000	59,400
		1,471,902

CORPORATE BONDS AND NOTES (8.3%)* continued

	Principal amount	Value

Technology (0.2%)
Arrow Electronics, Inc.debs. 7 1/2s, 2027	$105,000	$114,792
Avnet, Inc. notes 6s, 2015	105,000	104,816
Fiserv, Inc. company guaranty 6.8s, 2017	100,000	102,298
Fiserv, Inc. company guaranty 6 1/8s, 2012	100,000	101,780
IBM Corp. sr. unsec 5.7s, 2017	245,000	254,279
Motorola, Inc. sr. unsec. 6 5/8s, 2037	160,000	154,799
Motorola, Inc. sr. unsec. 6s, 2017	70,000	68,800
Tyco Electronics Group S company
guaranty 6s, 2012 (Luxembourg)	150,000	156,054
Xerox Corp. sr. notes 6.4s, 2016	145,000	148,376
		1,205,994

Transportation (0.2%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	5,000	4,819
American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	75,000	78,727
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	3,386	3,394
Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	72,775	72,047
Continental Airlines, Inc. pass-through
certificates Ser. 98-3, 6.32s, 2008	180,000	179,100
Delta Air Lines, Inc. 144A collateralized
6.821s, 2022	120,000	114,000
Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	207,757	210,873
Southwest Airlines Co. pass-through
certificates 6.15s, 2022	120,000	122,375
Union Pacific Corp. sr. unsub. 5 3/4s, 2017	140,000	139,468
United AirLines, Inc. pass-through
certificates 6.636s, 2022	95,000	92,981
		1,017,784

Utilities & Power (1.2%)
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013	135,000	133,595
American Water Capital Corp. 144A bonds
6.593s, 2037	60,000	58,716
American Water Capital Corp. 144A bonds
6.085s, 2017	65,000	64,781
Appalachian Power Co. sr. notes 5.8s, 2035	55,000	49,672
Arizona Public Services Co. notes
6 1/2s, 2012	140,000	145,660
Atmos Energy Corp. sr. unsub. 6.35s, 2017	120,000	121,832
Beaver Valley II Funding debs. 9s, 2017	211,000	237,696
Boardwalk Pipelines LP company guaranty
5 7/8s, 2016	240,000	246,456
Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	290,000	298,428
CenterPoint Energy Houston Electric, LLC
general ref. mtge. Ser. M2, 5 3/4s, 2014	25,000	25,209
CenterPoint Energy Resources Corp. notes
7 3/4s, 2011	140,000	150,134

139

Putnam VT The George Putnam Fund of Boston

CORPORATE BONDS AND NOTES (8.3%)* continued

	Principal amount	Value

Utilities & Power continued
CenterPoint Energy Resources Corp. sr.
unsec. 6 1/8s, 2017	$45,000	$44,956
CMS Energy Corp. unsub. notes 6.55s, 2017	5,000	4,825
Commonwealth Edison Co. 1st mtge.
6.15s, 2017	30,000	30,797
Commonwealth Edison Co. 1st mtge.
5.9s, 2036	155,000	145,268
Consolidated Natural Gas Co. sr. notes
5s, 2014	70,000	67,292
Dayton Power & Light Co. (The) 1st mtge.
5 1/8s, 2013	105,000	104,430
Dominion Resources, Inc. jr. sub. notes FRN
6.3s, 2066	405,000	393,835
El Paso Natural Gas Co. sr. unsec. 5.95s, 2017	15,000	14,805
Entergy Gulf States, Inc. 1st mtge.
5 1/4s, 2015	135,000	127,769
Florida Power Corp. 1st mtge. 6.35s, 2037	135,000	142,236
Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	60,000	62,786
Indiantown Cogeneration LP 1st mtge.
Ser. A-10, 9.77s, 2020	100,000	111,595
Ipalco Enterprises, Inc. sec. notes
8 3/8s, 2008	45,000	45,675
ITC Holdings Corp. 144A notes 5 7/8s, 2016	145,000	145,387
Kansas Gas & Electric bonds 5.647s, 2021	54,073	54,304
Kinder Morgan, Inc. notes 6s, 2017	70,000	70,061
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	95,000	94,050
MidAmerican Energy Holdings Co. bonds
6 1/8s, 2036	335,000	334,202
MidAmerican Energy Holdings Co. sr. unsec.
6 1/2s, 2037	20,000	20,886
National Fuel Gas Co. notes 5 1/4s, 2013	55,000	54,548
Nevada Power Co. general ref. mtge. Ser. L,
5 7/8s, 2015	95,000	94,410
Northwestern Corp. sec. notes 5 7/8s, 2014	145,000	142,917
Oncor Electric Delivery Co. debs. 7s, 2022	190,000	196,829
Oncor Electric Delivery Co. sec. notes
7 1/4s, 2033	20,000	21,295
Pacific Gas & Electric Co. sr. unsub.
5.8s, 2037	105,000	100,512
PacifiCorp Sinking Fund 1st mtge.
6 1/4s, 2037	65,000	67,125
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	145,000	151,197
Power Receivable Finance, LLC 144A sr.
notes 6.29s, 2012	100,292	104,705
PPL Energy Supply LLC bonds Ser. A,
5.7s, 2015	90,000	87,602
Public Service Co. of Colorado sr. notes
Ser. A, 6 7/8s, 2009	60,000	61,757
Public Service Co. of New Mexico sr. notes
4.4s, 2008	60,000	59,600

CORPORATE BONDS AND NOTES (8.3%)* continued

Principal amount		Value

Utilities & Power continued
Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	$155,000	$142,341
Sierra Pacific Power Co. general ref. mtge.
Ser. P, 6 3/4s, 2037	210,000	217,076
Southern California Edison Co. 1st mtge. Ser.
06-E, 5.55s, 2037	115,000	108,494
Southern California Edison Co. notes
6.65s, 2029	135,000	142,729
Southern Natural Gas. Co. 144A notes
5.9s, 2017	60,000	59,419
Spectra Energy Capital, LLC sr.
notes 8s, 2019	100,000	114,512
Teco Finance, Inc. unsub. notes 7.2s, 2011	150,000	160,458
TEPPCO Partners LP company guaranty FRB
7s, 2067	80,000	72,822
TransAlta Corp. notes 5 3/4s, 2013 (Canada)	95,000	96,843
TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	70,000	65,610
TransCanada Pipelines, Ltd. sr. unsec.
6.2s, 2037 (Canada)	110,000	109,218
West Penn Power Co. 1st mtge. 5.95s, 2017	120,000	119,224
Westar Energy, Inc. 1st mtge. 5.15s, 2017	15,000	14,391
Westar Energy, Inc. 1st mtge. 5.1s, 2020	110,000	102,891
		6,215,863

Total corporate bonds and notes (cost $42,150,694)		$41,605,141

ASSET-BACKED SECURITIES (4.7%)*

Principal amount		Value

Accredited Mortgage Loan Trust FRB
Ser. 05-1, Class M2, 5.555s, 2035	$50,000	$40,500
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
5.015s, 2036	99,000	83,072
FRB Ser. 06-HE3, Class A2C,
5.015s, 2036	134,000	116,088
Advanta Business Card Master Trust
FRB Ser. 04-C1, Class C, 5.999s, 2013	217,000	206,964
Aegis Asset Backed Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	9,111	8,542
Ser. 04-6N, Class Note, 4 3/4s, 2035	7,867	7,410
AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 5.275s, 2029	248,203	248,943
American Express Credit Account Master
Trust 144A Ser. 04-C, Class C, 5.152s, 2012	346,992	342,546
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 7.365s, 2036	157,000	36,110
FRB Ser. 03-8, Class M2, 6.615s, 2033	77,988	14,428
Arcap REIT, Inc. 144A Ser. 04-1A, Class E,
6.42s, 2039	137,110	122,174
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 7.059s, 2033	8,500	1,530
FRB Ser. 06-W4, Class A2C, 5.025s, 2036	239,000	199,565

140

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (4.7%)* continued

Principal amount		Value

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2,
5.865s, 2033	$79,000	$61,620
FRB Ser. 05-WMC1, Class M1,
5.305s, 2035	108,000	93,420
Asset Backed Funding Corp. NIM Trust 144A
FRB Ser. 05-OPT1, Class B1, 7.365s, 2035	71,000	25,169
Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 5.055s, 2036	66,000	60,429
FRB Ser. 06-HE4, Class A5, 5.025s, 2036	177,000	146,910
FRB Ser. 06-HE7, Class A4, 5.005s, 2036	70,000	59,070
Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 5.649s, 2033	95,085	92,232
Bank One Issuance Trust FRB Ser. 03-C4,
Class C4, 6.058s, 2011	130,000	129,107
Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	114,000	110,017
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 5.355s, 2039	683,452	652,994
FRB Ser. 04-D, Class A, 5.245s, 2044	173,406	150,863
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 6.215s, 2038	68,235	64,823
FRB Ser. 03-SSRA, Class A, 5.565s, 2038	68,235	65,806
FRB Ser. 04-SSRA, Class A1, 5.465s, 2039	137,619	133,491
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 6.865s, 2035	100,000	11,438
FRB Ser. 06-PC1, Class M9, 6.615s, 2035	100,000	15,438
FRB Ser. 05-HE1, Class M3, 5.795s, 2035	70,000	53,200
FRB Ser. 03-3, Class A2, 5.455s, 2043	227,729	221,609
FRB Ser. 03-1, Class A1, 5.365s, 2042	73,358	71,386
FRB Ser. 05-3, Class A1, 5.315s, 2035	115,188	112,092
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	12,816	12,678
Chase Funding Net Interest Margin 144A Ser.
04-OPT1, Class Note, 4.458s, 2034	16,072	14,786
Citibank Credit Card Issuance Trust FRB Ser.
01-C1, Class C1, 6.323s, 2010	130,000	129,757
Citigroup Mortgage Loan Trust, Inc. FRB Ser.
05-OPT1, Class M1, 5.285s, 2035	47,000	37,271
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	507,931	51,022
Ser. 00-4, Class A6, 8.31s, 2032	1,055,627	876,171
Ser. 00-5, Class A6, 7.96s, 2032	217,000	183,570
Ser. 01-4, Class A4, 7.36s, 2033	656,101	663,037
Ser. 00-6, Class A5, 7.27s, 2031	178,246	167,004
Ser. 01-1, Class A5, 6.99s, 2032	1,033,110	976,781
Ser. 01-3, Class A4, 6.91s, 2033	697,003	671,454
Ser. 02-1, Class A, 6.681s, 2033	554,283	572,041
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 5.385s, 2035	43,000	36,980
FRB Ser. 04-6, Class 2A5, 5.255s, 2034	113,937	108,278
FRB Ser. 05-14, Class 3A2, 5.105s, 2036	30,914	28,732

ASSET-BACKED SECURITIES (4.7%)* continued

Principal amount		Value

Countrywide Asset Backed NIM
Certificates 144A
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	$120	$24
Ser. 04-14, Class N, 5s, 2036	4,969	4,894
Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038 (Cayman Islands)	188,000	150,400
CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s, 2034	20,697	11,383
DB Master Finance, LLC 144A Ser. 06-1,
Class M1, 8.285s, 2031	131,000	131,789
Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 5.535s, 2035	29,000	22,040
Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 5.405s, 2035	93,000	84,000
Finance America NIM Trust 144A Ser. 04-1,
Class A, 5 1/4s, 2034 (In default) †	11,013	14
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
5.015s, 2036	158,000	129,151
First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	24,066	23,344
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 5.195s, 2036	221,000	185,640
FRB Ser. 06-2, Class 2A3, 5.035s, 2036	414,000	341,550
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s, 2034
(In default) †	26,226	66
Ser. 04-3, Class A, 4 1/2s, 2034
(In default) †	546	3
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 6.165s, 2019	169,000	144,664
Ser. 04-1A, Class B, 5.715s, 2018	17,707	17,464
Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	266,000	252,650
GEBL 144A
Ser. 04-2, Class D, 7.402s, 2032	99,442	69,609
Ser. 04-2, Class C, 5.502s, 2032	99,442	74,581
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.58s,
2041 (United Kingdom)	135,481	135,429
FRB Ser. 02-2, Class 1C, 6.43s,
2043 (United Kingdom)	96,023	95,879
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	1,365,401	1,228,861
Ser. 97-2, Class A7, 7.62s, 2028	62,512	66,822
Ser. 97-6, Class A9, 7.55s, 2029	85,047	85,353
Ser. 97-4, Class A7, 7.36s, 2029	150,165	149,847
Ser. 97-3, Class A5, 7.14s, 2028	82,595	85,756
Ser. 97-6, Class A8, 7.07s, 2029	31,818	33,086
Ser. 98-4, Class A7, 6.87s, 2030	53,643	54,774
Ser. 97-7, Class A8, 6.86s, 2029	100,314	98,347
Ser. 99-3, Class A7, 6.74s, 2031	285,000	277,682
Ser. 99-3, Class A6, 6 1/2s, 2031	92,559	89,782

141

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (4.7%)* continued

Principal amount		Value

Green Tree Financial Corp.
Ser. 98-6, Class A7, 6.45s, 2030	$87,353	$88,844
Ser. 99-1, Class A6, 6.37s, 2025	195,000	194,025
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	509,415	474,035
Ser. 99-5, Class M1A, 8.3s, 2026	70,000	56,312
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	140,731	139,749
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.015s, 2036	616,000	463,285
Guggenheim Structured Real Estate
Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.415s, 2030
(Cayman Islands)	250,000	181,200
FRB Ser. 05-1A, Class D, 6.395s, 2030
(Cayman Islands)	65,752	55,889
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 5.398s, 2036
(Cayman Islands)	288,778	231,022
Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 5.195s, 2036	111,000	86,824
Hyundai Auto Receivables Trust Ser. 04-A,
Class D, 4.1s, 2011	25,127	24,950
Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class M1, 6.63s, 2028	5,000	4,286
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	1,620,122	1,633,032
FRB Ser. 07-6, Class 2A1, 5.075s, 2037	1,240,853	1,192,342
IFB Ser. 07-3, Class 4B, IO,
1.825s, 2037	617,005	44,040
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 7.896s,
2036 (Cayman Islands)	270,000	215,156
FRB Ser. 02-1A, Class FFL, 7.646s,
2037 (Cayman Islands)	460,000	327,463
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 5.485s, 2035	80,000	48,000
FRB Ser. 06-4, Class 2A4, 5 1/8s, 2036	106,000	69,760
FRB Ser. 06-1, Class 2A3, 5.055s, 2036	189,000	170,100
Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1, 8.115s, 2032	338,443	243,679
Ser. 02-A IO, 0.3s, 2032	10,917,649	113,100
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	26,993	26,496
FRB Ser. 02-1A, Class A1, 5.649s, 2024	98,703	96,168
MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 5.015s, 2036	56,000	44,976
Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	19,918	7,350
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	1,688	1,453

ASSET-BACKED SECURITIES (4.7%)* continued

Principal amount		Value

Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-WM3N, Class N1, 4 1/2s,
2035 (In default) †	$5,538	$1,329
Ser. 04-WM1N, Class N1, 4 1/2s,
2034 (In default) †	2,097	6
Mid-State Trust Ser. 11, Class B, 8.221s, 2038	50,211	44,970
Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 5.545s, 2035	50,000	27,500
FRB Ser. 05-HE1, Class M3, 5.385s, 2034	50,000	40,500
FRB Ser. 06-NC4, Class M2, 5.165s, 2036	70,000	27,300
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB2, Class E, 5s, 2012	17	17
Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 5.359s, 2015 (Cayman Islands)	59,109	57,915
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	54,965	53,727
Ser. 04-B, Class C, 3.93s, 2012	23,132	21,821
New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 6.915s, 2033	6,091	1,766
Ser. 03-5, Class AI7, 5.15s, 2033	172,675	163,153
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 5.025s, 2036	132,000	114,853
FRB Ser. 06-2, Class A2C, 5.015s, 2036	132,000	110,605
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	176,692	151,191
Ser. 95-B, Class B1, 7.55s, 2021	78,000	49,920
Ser. 00-D, Class A3, 6.99s, 2022	50,812	51,376
Ser. 01-D, Class A3, 5.9s, 2022	26,872	21,766
Ser. 02-C, Class A1, 5.41s, 2032	457,814	405,158
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	73,373	63,314
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.179s, 2018 (Ireland)	79,000	72,680
FRB Ser. 05-A, Class D, 6.379s,
2012 (Ireland)	92,000	76,360
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.365s, 2035	30,000	7,500
Origen Manufactured Housing Ser. 04-B,
Class A2, 3.79s, 2017	25,423	25,242
Park Place Securities, Inc. FRB Ser. 05-WCH1,
Class M4, 5.695s, 2036	33,000	23,265
Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 7.365s, 2034	28,398	9,655
People’s Choice Net Interest Margin Note
144A Ser. 04-2, Class B, 5s,
2034 (In default) †	3,183	32
People’s Financial Realty Mortgage Securities
Trust FRB Ser. 06-1, Class 1A2, 4.995s, 2036	205,000	184,744
Permanent Financing PLC FRB Ser. 3,
Class 3C, 6.296s, 2042 (United Kingdom)	160,000	157,286
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 5.941s,
2011 (United Kingdom)	275,000	242,970

142

Putnam VT The George Putnam Fund of Boston

ASSET-BACKED SECURITIES (4.7%)* continued

Principal amount		Value

Pillar Funding PLC 144A
FRB Ser. 04-2A, Class C, 5.871s,
2011 (United Kingdom)	$103,639	$89,533
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 5.055s, 2036	227,000	211,641
FRB Ser. 07-RZ1, Class A2, 5.025s, 2037	206,000	177,207
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 7.615s, 2035	150,000	15,000
Ser. 04-NT, Class Note, 4 1/2s, 2034	9,910	7,433
Ser. 04-NT, Class Note, 4 3/4s, 2035	710	688
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	783	1
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	13,839	415
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	36,851	4
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †	674	13
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †	5,185	16
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †	7,266	7
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †	1,340	13
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands) (In default) †	3,137	6
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 5.515s, 2035	50,000	25,750
FRB Ser. 07-NC2, Class A2B,
5.005s, 2037	193,000	164,050
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO, 5.075s, 2036	226,000	164,980
Sharps SP I, LLC Net Interest Margin Trust
144A Ser. 04-HE1N, Class Note, 4.94s,
2034 (Cayman Islands) (In default) †	21,568	—
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
5.035s, 2036	107,000	99,577
FRB Ser. 06-3, Class A3, 5.025s, 2036	619,000	513,367
Soundview Home Equity Loan Trust 144A
FRB Ser. 05-CTX1, Class B1, 7.365s, 2035	82,000	20,500
Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 5 1/8s, 2036	107,000	69,143
Structured Asset Investment Loan Trust
144A FRB Ser. 05-HE3, Class M11,
7.365s, 2035	166,000	8,300
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.87s, 2015	705,337	687,704
TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038 (Cayman Islands)	184,000	148,679

ASSET-BACKED SECURITIES (4.7%)* continued

	Principal amount		Value

WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012		$45,802	$45,178
Ser. 04-3, Class D, 4.07s, 2012		18,607	18,526
Ser. 04-4, Class D, 3.58s, 2012		8,841	8,774
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
5.984s, 2044 (United Kingdom)		180,299	144,251

Total asset-backed securities (cost $26,019,004)			$23,395,645

PURCHASED OPTIONS OUTSTANDING (1.6%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to receive a fixed rate
of 5.37% versus the three
month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.37	$14,643,000	$801,997
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	14,643,000	792,333
Option on an interest rate
swap with Goldman Sachs
International for the right to
receive a fixed rate of
5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	14,643,000	792,333
Option on an interest rate
swap with Goldman Sachs
International for the right
to pay a fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA maturing
on November 12, 2019.	Nov-09/5.355	14,643,000	409,711
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to pay a fixed rate
of 5.37% versus the three
month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.37	14,643,000	403,268
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 5.34%
versus the three month
USD-LIBOR-BBA
maturing on
February 15, 2018.	Feb-08/5.34	2,295,000	123,884

143

Putnam VT The George Putnam Fund of Boston

PURCHASED OPTIONS OUTSTANDING (1.6%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of 5.34%
versus the three month
USD-LIBOR-BBA maturing
on February 15, 2018.	Feb-08/5.34	$2,295,000	$2,066
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
pay a fixed rate of
5.355% versus the three
month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	14,643,000	409,711
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to receive a fixed rate of
4.84% versus the three month
USD-LIBOR-BBA maturing
on March 11, 2018.	Mar-08/4.84	1,397,000	32,983
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to pay a fixed rate of
4.655% versus the three
month USD-LIBOR-BBA
maturing on March 10, 2018.	Mar-08/4.655	1,173,000	19,918
Option on an interest rate
swap with Goldman Sachs
International for the right to
receive a fixed rate of
4.965% versus the three month
USD-LIBOR-BBA maturing
April 29, 2013.	Apr-08/4.965	21,000,000	766,080
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 5.175%
versus the three month
USD-LIBOR-BBA maturing
on April 29, 2018.	Apr-08/5.175	11,000,000	497,640
Option on an interest rate
swap with Goldman Sachs
International for the right to
receive a fixed rate
of 5.325% versus the three
month USD-LIBOR-BBA
maturing April 08, 2019.	Apr-09/5.325	7,048,000	386,696
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 5.315%
versus the three month
USD-LIBOR-BBA
maturing on April 08, 2019.	Apr-09/5.315	7,048,000	380,169

PURCHASED OPTIONS OUTSTANDING (1.6%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 5.215%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.215	$7,744,000	$371,789
Option on an interest rate
swap with Deutschbank for
the right to receive a fixed rate
of 5.385% versus the three
month USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	5,560,000	318,810
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 5.235%
versus the three month
USD-LIBOR-BBA maturing
on May 08, 2018.	May-08/5.235	5,222,000	256,922
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to receive a fixed rate of
5.20% versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.20	3,872,000	182,332
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 5.315% versus
the three month
USD-LIBOR-BBA maturing
on April 08, 2019.	Apr-09/5.315	7,048,000	141,876
Option on an interest rate
swap with Goldman Sachs
International for the right to
pay a fixed rate of 5.325%
versus the three month
USD-LIBOR-BBA maturing
April 08, 2019.	Apr-09/5.325	7,048,000	140,044
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to
receive a fixed rate of 5.22%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.22	2,721,000	131,479
Option on an interest rate
swap with Goldman Sachs
International for the right to
receive a fixed rate of 5.1975%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.198	2,721,000	127,724

144

Putnam VT The George Putnam Fund of Boston

PURCHASED OPTIONS OUTSTANDING (1.6%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate
swap with Deutschbank for
the right to pay a fixed rate
of 5.385% versus the
three month
USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	$5,560,000	$103,861
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to receive a fixed rate of
5.21% versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.21	1,549,000	73,887
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 5.175% versus
the three month
USD-LIBOR-BBA maturing
on April 29, 2018.	Apr-08/5.175	11,000,000	73,150
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 5.215% versus
the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.215	7,744,000	53,588
Option on an interest rate
swap with Goldman Sachs
International for the right to
pay a fixed rate of 4.965%
versus the three month
USD-LIBOR-BBA maturing
April 29, 2013.	Apr-08/4.965	21,000,000	49,350
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 5.235% versus
the three month
USD-LIBOR-BBA maturing
on May 8, 2018.	May-08/5.235	5,222,000	33,212
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to pay a fixed rate of 5.20%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.20	3,872,000	27,801
Option on an interest rate
swap with Goldman Sachs
International for the right to
pay a fixed rate of 5.1975%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.198	2,721,000	19,673

PURCHASED OPTIONS OUTSTANDING (1.6%)* continued

		Expiration date/	Contract
		strike price	amount	Value

Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the right to pay
a fixed rate of 5.22% versus
the three month
USD-LIBOR-BBA maturing
on May 14, 2018.		May-08/5.22	$2,721,000	$18,584
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to receive a fixed rate of
4.655% versus the three month
USD-LIBOR-BBA maturing
on March 10, 2018.		Mar-08/4.655	1,173,000	17,912
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to pay a fixed rate of
4.84% versus the three month
USD-LIBOR-BBA maturing
on March 11, 2018.		Mar-08/4.84	1,397,000	15,223
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
right to pay a fixed rate of
5.21% versus the three month
USD-LIBOR-BBA maturing
on May 14, 2018.		May-08/5.21	1,549,000	10,843

Total purchased options outstanding (cost $6,402,636)				$7,986,849

CONVERTIBLE BONDS AND NOTES (0.1%)* (cost $598,000)

		Principal amount		Value

Ford Motor Co. cv. sr. notes 4 1/4s, 2036		$598,000		$594,263

MUNICIPAL BONDS AND NOTES (0.1%)*

			Principal
	Rating**		amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A, 7.309s, 6/1/34	Baa3		$140,000	$131,895
Tobacco Settlement Fin. Auth. of
WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	Baa3		185,000	177,905

Total municipal bonds and notes (cost $356,589)				$309,800

WARRANTS (—%)* † (cost $45,008)

	Expiration	Strike
	date	price	Warrants	Value

Raytheon Co.	6/16/11	$37.50	3,993	$100,624

145

Putnam VT The George Putnam Fund of Boston

SHORT-TERM INVESTMENTS (6.1%)*

		Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)		$21,373,207		$21,325,584
Putnam Prime Money Market Fund (e)			9,228,028	9,228,028

Total short-term investments (cost $30,553,612)				$30,553,612

Total investments (cost $574,179,527)				$600,437,374

FUTURES CONTRACTS OUTSTANDING at 12/31/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90 day (Long)	245	$58,656,063	Mar-08	$382,147
Euro-Dollar
90 day (Long)	107	25,773,625	Sep-09	299,434
Euro-Dollar
90 day (Short)	234	56,309,175	Jun-08	(575,536)
Euro-Dollar
90 day (Short)	418	100,852,950	Sep-08	(1,229,942)
S&P 500 Index
E-Mini (Short)	81	5,982,863	Mar-08	94,001
U.S. Treasury
Bond 20 yr (Long)	108	12,568,500	Mar-08	(6,650)
U.S. Treasury
Note 2 yr (Short)	585	122,996,250	Mar-08	(83,549)
U.S. Treasury
Note 5 yr (Short)	113	12,461,781	Mar-08	(65,822)
U.S. Treasury
Note 10 yr (Long)	473	53,633,766	Mar-08	111,322

Total				$(1,074,595)

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $3,361,230)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.95% versus the three
month USD-LIBOR-BBA
maturing June 16, 2018.	$23,167,000	Jun-08/5.95	$30,812
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate
of 5.95% versus the three
month USD-LIBOR-BBA
maturing June 16, 2018.	23,167,000	Jun-08/5.95	2,299,093

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $3,361,230) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.31% versus
the three month
USD-LIBOR-BBA maturing
on August 29, 2018.	$17,456,000	Aug-08/5.31	$961,826
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate
of 5.225% versus the three
month USD-LIBOR-BBA
maturing March 5, 2018.	4,567,000	Mar-08/5.225	211,909
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.31% versus the three
month USD-LIBOR-BBA
maturing on August 29, 2018.	17,456,000	Aug-08/5.31	181,019
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.225% versus the
three month
USD-LIBOR-BBA maturing
March 5, 2018.	4,567,000	Mar-08/5.225	12,422
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.	10,881,000	Dec-08/5.00	448,297
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.00%
versus the three month
USD-LIBOR-BBA maturing
on December 19, 2018.	10,881,000	Dec-08/5.00	263,320
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to pay a fixed rate of 5.51%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	3,872,000	May-12/5.51	215,825
Option on an interest rate
swap with JPMorgan Chase
Bank, N.A. for the obligation
to receive a fixed rate of 5.51%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	3,872,000	May-12/5.51	172,962

146

Putnam VT The George Putnam Fund of Boston

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $3,361,230) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate
of 5.515% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	$1,936,000	May-12/5.515	$108,435
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed
rate of 5.515% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2022.	1,936,000	May-12/5.515	86,210

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $3,361,230) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to pay a fixed rate of
5.52% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	$774,500	May-12/5.52	$43,434
Option on an interest rate
swap with Lehman Brothers
Special Financing, Inc. for the
obligation to receive a fixed rate
of 5.52% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.	774,500	May-12/5.52	34,358

Total			$5,069,922

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$13,480,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	$(26,498)

482,000	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(19,849)

500,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	2,896

13,300,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(204,592)

2,740,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	(12,609)

7,400,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(206,075)

410,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	800

990,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	918

5,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	62,025

14,400,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	181,743

4,247,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	196,151

3,900,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	12,209

Bear Stearns Bank plc
4,300,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	(153,016)

Citibank, N.A.
410,000	11/9/17	3 month USD-LIBOR-BBA	5.07641%	13,474

3,188,000	12/24/27	4.9425%	3 month USD-LIBOR-BBA	15,922

16,939,000	12/24/09	3 month USD-LIBOR-BBA	3.8675%	1,977

12,130,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(470,902)

570,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(32,161)

3,628,000	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(65,629)

11,219,000	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(374,188)

10,917,000	11/9/09	4.387%	3 month USD-LIBOR-BBA	(95,070)

Credit Suisse First Boston International
1,590,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	17,851

10,700,000	11/17/09	3.947%	3 month USD-LIBOR-BBA	(7,555)

Credit Suisse International
536,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	31,028

711,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(35,948)

516,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(25,748)

929,000	10/16/17	3 month USD-LIBOR-BBA	5.297%	46,592

147

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
$1,470,000		11/7/17	3 month USD-LIBOR-BBA	5.056%	$46,005

2,129,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	106,774

Goldman Sachs International
27,362,000	(E)	1/16/18	5.790%	3 month USD-LIBOR-BBA	(2,449,993)

20,449,000		11/21/08	5.0925%	3 month USD-LIBOR-BBA	(152,438)

2,890,000		1/8/12	3 month USD-LIBOR-BBA	4.98%	130,362

2,392,000		12/20/16	3 month USD-LIBOR-BBA	5.074%	83,118

1,720,000		4/7/14	5.33842%	3 month USD-LIBOR-BBA	(93,128)

618,000		5/3/16	5.565%	3 month USD-LIBOR-BBA	(44,103)

1,750,000		9/29/16	3 month USD-LIBOR-BBA	5.1275%	91,668

434,000		10/19/16	5.32413%	3 month USD-LIBOR-BBA	(23,150)

5,434,000		9/29/08	5.085%	3 month USD-LIBOR-BBA	(99,997)

4,715,000		11/20/26	3 month USD-LIBOR-BBA	5.261%	172,419

20,959,000		11/20/08	5.16%	3 month USD-LIBOR-BBA	(170,881)

4,531,000		11/21/26	3 month USD-LIBOR-BBA	5.2075%	134,989

4,189,200		9/21/17	5.149%	3 month USD-LIBOR-BBA	(215,210)

15,048,200		9/21/09	3 month USD-LIBOR-BBA	4.60%	350,284

929,000		9/14/17	5.0625%	3 month USD-LIBOR-BBA	(41,041)

1,905,000		9/14/14	4.906%	3 month USD-LIBOR-BBA	(78,339)

4,000,000		7/25/09	5.327%	3 month USD-LIBOR-BBA	(141,444)

280,000		11/9/17	3 month USD-LIBOR-BBA	5.08%	9,282

390,000		11/9/17	3 month USD-LIBOR-BBA	5.071%	12,646

2,000,000		10/1/17	3 month USD-LIBOR-BBA	5.253%	93,431

9,407,000		9/19/09	3 month USD-LIBOR-BBA	4.763%	248,729

JPMorgan Chase Bank, N.A.
3,188,000		12/24/27	4.9675%	3 month USD-LIBOR-BBA	5,705

13,247,000		12/11/17	3 month USD-LIBOR-BBA	4.65%	(33,017)

2,380,000		6/16/15	4.538%	3 month USD-LIBOR-BBA	(8,414)

4,702,000		11/20/26	3 month USD-LIBOR-BBA	5.266%	174,885

435,000		12/19/16	5.0595%	3 month USD-LIBOR-BBA	(14,643)

11,300,000		8/4/16	3 month USD-LIBOR-BBA	5.5195%	926,923

20,400,000		8/4/08	3 month USD-LIBOR-BBA	5.40%	395,093

1,351,000		1/19/17	3 month USD-LIBOR-BBA	5.249%	81,822

5,311,000		1/19/09	5.24%	3 month USD-LIBOR-BBA	(129,502)

4,900,000		4/23/17	5.186%	3 month USD-LIBOR-BBA	(207,561)

497,000		9/18/16	5.291%	3 month USD-LIBOR-BBA	(31,836)

11,932,000		3/8/17	3 month USD-LIBOR-BBA	5.28%	746,884

2,050,000		9/28/16	3 month USD-LIBOR-BBA	5.1223%	105,748

9,880,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(394,817)

590,000		6/24/15	4.387%	3 month USD-LIBOR-BBA	3,530

12,000,000		9/2/15	3 month USD-LIBOR-BBA	4.4505%	83,720

1,659,000		8/2/15	3 month USD-LIBOR-BBA	4.6570%	36,645

7,100,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(268,666)

8,280,000		6/29/15	3 month USD-LIBOR-BBA	4.296%	(94,432)

20,000,000		1/17/16	4.946%	3 month USD-LIBOR-BBA	(791,673)

6,147,000		1/31/17	3 month USD-LIBOR-BBA	5.415%	458,325

20,905,000		11/20/08	5.165%	3 month USD-LIBOR-BBA	(171,605)

12,000,000		3/7/15	3 month USD-LIBOR-BBA	4.798%	393,562

14,320,000		8/15/11	5.412%	3 month USD-LIBOR-BBA	(871,786)

6,700,000		10/21/15	4.916%	3 month USD-LIBOR-BBA	(174,309)

148

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$6,366,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	$ (114,694)

24,000,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	1,374,527

920,000	11/7/17	3 month USD-LIBOR-BBA	5.05771%	28,924

2,705,000	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(58,576)

4,145,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(261,697)

1,154,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(70,308)

700,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	65,198

12,220,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	32,950

11,219,000	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(380,584)

10,917,000	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(97,310)

1,386,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(80,752)

9,100,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	751,955

4,189,200	9/21/17	5.15%	3 month USD-LIBOR-BBA	(215,556)

15,048,200	9/21/09	3 month USD-LIBOR-BBA	4.6125%	353,967

Lehman Brothers Special Financing, Inc.
16,939,000	12/24/09	3 month USD-LIBOR-BBA	3.84625%	(4,868)

5,308,000	12/11/17	3 month USD-LIBOR-BBA	4.839%	71,053

9,007,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(561,787)

29,597,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(2,547,293)

23,574,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	472,896

12,020,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	(426,537)

16,520,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(855,007)

2,523,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(135,011)

17,860,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(1,186,824)

2,523,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	135,477

6,276,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	47,756

6,276,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(47,445)

11,342,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(257,715)

2,340,000	4/12/12	3 month USD-LIBOR-BBA	5.087%	90,622

2,386,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(103,074)

540,000	11/7/17	3 month USD-LIBOR-BBA	5.05521%	16,867

5,093,682	8/29/09	5.005%	3 month USD-LIBOR-BBA	(153,327)

316,782	8/29/17	3 month USD-LIBOR-BBA	5.32%	20,771

9,360,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(282,370)

1,295,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(84,906)

1,161,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(73,516)

1,309,271	8/29/12	5.075%	3 month USD-LIBOR-BBA	(67,347)

2,450,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(127,201)

3,628,000	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(63,362)

4,189,200	9/24/17	5.285%	3 month USD-LIBOR-BBA	(261,845)

9,700,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(450,112)

490,000	11/9/17	3 month USD-LIBOR-BBA	5.068%	15,769

10,917,000	11/9/09	4.403%	3 month USD-LIBOR-BBA	(98,488)

11,219,000	11/9/17	5.067%	3 month USD-LIBOR-BBA	(360,137)

6,271,300	9/19/09	3 month USD-LIBOR-BBA	4.755%	164,798

15,048,200	9/24/09	3 month USD-LIBOR-BBA	4.695%	380,195

Merrill Lynch Capital Services, Inc.
3,628,000	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(63,816)

2,240,000	11/6/17	5.00693%	3 month USD-LIBOR-BBA	(61,277)

149

Putnam VT The George Putnam Fund of Boston

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
$522,000	2/20/17	5.192%	3 month USD-LIBOR-BBA	$(29,389)

409,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(24,825)

Total				$(8,538,921)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.

$6,970,000	(F)	5/2/08	5 bp plus change in spread	The spread return of	$(174,271)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

2,270,000	(F)	5/2/08	10 bp plus change in spread	The spread return of	$(53,956)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

4,470,000		3/3/08	(Banc of America Securities	The spread return of	—
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 250 bp)

3,180,000	(F)	7/2/08	(Banc of America Securities	The spread return of	(12,189)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 150 bp)

2,070,000	(F)	5/2/08	Banc of America Securities	The spread return of	(7,584)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index

Citibank, N.A.
2,130,000	(F)	5/2/08	12.5 bp plus change in spread	The spread return of	(50,133)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

Deutsche Bank AG
1,632,000	(F)	2/1/08	30 bp plus beginning	The spread return of Lehman	(20,123)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

7,350,000	(F)	2/1/08	30 bp plus beginning	The spread return of Lehman	(174,129)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

Goldman Sachs International
10,660,000		7/2/08	(Banc of America Securities	The spread return of	—
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 125 bp)

150

Putnam VT The George Putnam Fund of Boston

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

$519,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	$5,063
Series 2005-B Class D

2,290,000	(F)	11/2/08	20 bp plus change in spread	The spread return of	68,498
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

2,730,000	(F)	5/1/08	10 bp plus change in spread	The spread return of	72,542
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

4,500,000		1/1/08	(10 bp plus beginning	The spread return of Lehman	235,173
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index)

JPMorgan Chase Bank, N.A.

901,000	(F)	4/30/08	110 bp plus Banc of America	The spread return of	11,533
			Securities AAA 10 yr Index	Banc of America Securities-
			multiplied by the modified	CMBS AAA 10 year Index
duration factor

8,440,000	(F)	3/1/08	(Beginning of period nominal	The spread return of Lehman	95,313
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
			8.5+ Commercial Mortgage	Index adjusted by modified
			Backed Securities Index	duration factor
minus 115 bp)

2,426,000	(F)	2/1/08	25 bp plus beginning	The spread return of Lehman	(32,681)
			of period nominal spread	Brothers AAA 8.5+ CMBS
			of Lehman Brothers AAA 8.5+	Index adjusted by modified
			Commercial Mortgage Backed	duration factor
Securities Index

1,911,000	(F)	8/1/08	Change in spread of Lehman	The spread return of Lehman	(25,183)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS
			Mortgage Backed Securities	Index adjusted by modified
			Index minus 17.5 bp	duration factor

Lehman Brothers Special Financing, Inc.
4,356,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	—
			spread of Lehman Brothers AAA	Brothers AAA 8.5+
			8.5+ Commercial Mortgage	CMBS Index adjusted by
			Backed Securities Index duration	modified factor
minus 175 bp)

6,400,000	(F)	7/2/08	(Beginning of period nominal	The spread return of Lehman	(22,541)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
			8.5+ Commercial Mortgage	Index adjusted by modified
			Backed Securities Index	duration factor
minus 230 bp)

3,865,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	(20,183)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified
			Backed Securities Index	duration factor
minus 500 bp)

2,305,000	(F)	6/2/08	(Beginning of period nominal	The spread return of Lehman	(41,568)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
			8.5+ Commercial Mortgage	Index adjusted by modified
			Backed Securities Index	duration factor
minus 300 bp)

151

Putnam VT The George Putnam Fund of Boston

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$1,020,000	6/1/08	(20 bp plus beginning	The spread return of Lehman	$(20,255)
		of period nominal spread	Brothers AAA 8.5+ CMBS
		of Lehman Brothers AAA 8.5+	Index adjusted by modified
		Commercial Mortgage Backed	duration factor
Securities Index)

2,020,000	5/1/08	(Beginning of period nominal	The spread return of Lehman	(21,414)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor
minus 175 bp)

4,320,000	5/1/08	(Beginning of period nominal	The spread return of Lehman	(24,741)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor
minus 218.75 bp)

3,639,000	4/1/08	Beginning of period nominal	The spread return of Lehman	(86,513)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor
minus 10 bp

8,000,000	4/1/08	(Beginning of period nominal	The spread return of Lehman	176,551
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor
minus 175 bp)

8,000,000 (F)	9/1/08	Beginning of period nominal	The spread return of Lehman	(112,432)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor

7,173,000	3/1/08	(2.5 bp plus beginning	The spread return of Lehman	124,585
		of period nominal spread	Brothers AAA 8.5+ CMBS
		of Lehman Brothers AAA 8.5+	Index adjusted by modified
		Commercial Mortgage Backed	duration factor
Securities Index)

4,164,000	3/1/08	Beginning of period nominal	The spread return of Lehman	(51,046)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor
minus 70 bp

6,327,000	3/1/08	(Beginning of period nominal	The spread return of Lehman	88,400
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor
minus 120 bp)

193,000	2/1/08	(Beginning of period nominal	The spread return of Lehman	3,108
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor
minus 45 bp)

9,508,000	2/1/08	30 bp plus beginning	The spread return of Lehman	(125,538)
		of period nominal spread	Brothers AAA 8.5+ CMBS
		of Lehman Brothers AAA 8.5+	Index adjusted by modified
		Commercial Mortgage Backed	duration factor
Securities Index

1,633,000	2/1/08	Beginning of period nominal	The spread return of Lehman	(24,868)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
		8.5+ Commercial Mortgage	Index adjusted by modified
		Backed Securities Index	duration factor
minus 50 bp

152

Putnam VT The George Putnam Fund of Boston

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$3,217,000		2/1/08	57.5 bp plus beginning	The spread return of Lehman	$(60,001)
			of period nominal spread	Brothers AAA 8.5+ CMBS
			of Lehman Brothers AAA 8.5+	Index adjusted by modified
			Commercial Mortgage Backed	duration factor
Securities Index

3,924,000		1/1/08	(5 bp plus beginning	The spread return of Lehman	199,803
			of period nominal spread	Brothers AAA 8.5+ CMBS
			of Lehman Brothers AAA 8.5+	Index adjusted by modified
			Commercial Mortgage Backed	duration factor
Securities Index)

4,500,000		1/1/08	(Beginning of period nominal	The spread return of Lehman	236,479
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
			8.5+ Commercial Mortgage	Index adjusted by modified
			Backed Securities Index)	duration factor

4,500,000		1/1/08	(10 bp plus beginning	The spread return of Lehman	234,066
			of period nominal spread	Brothers AAA 8.5+ CMBS
			of Lehman Brothers AAA 8.5+	Index adjusted by modified
			Commercial Mortgage Backed	duration factor
Securities Index)

Morgan Stanley Capital Services, Inc.

2,650,000	(F)	4/2/08	(Beginning of period nominal	The spread return of Lehman	(21,264)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS
			8.5+ Commercial Mortgage	Index adjusted by modified
			Backed Securities Index	duration factor
minus 235 bp)

2,305,000	(F)	6/2/08	(Banc of America Securities	The spread return of	(28,497)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 250 bp)

3,046,000	(F)	5/2/08	10 bp plus Banc of America	The spread return of	(1,483)
			Securities AAA 10 yr Index	Banc of America Securities-
			multiplied by the modified	CMBS AAA 10 year Index
duration factor

1,710,000	(F)	4/30/08	Change in spread of Banc	The spread return of	(8,311)
			of America Securities AAA	Banc of America Securities-
			10 yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 15 bp

7,660,000	(F)	1/31/08	Change in spread of Lehman	The spread return of Lehman	(163,089)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS
			Mortgage Backed Securities	Index adjusted by modified
			Index minus 110 bp	duration factor

1,386,000		1/31/08	Change in spread of Banc	The spread return of	(20,591)
			of America Securities AAA	Banc of America Securities-
			10 yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 80 bp

1,386,000		1/31/08	Change in spread of Lehman	The spread return of Lehman	(37,299)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS
			Mortgage Backed Securities	Index adjusted by modified
			Index minus 70 bp	duration factor

Total					$109,231

(F) Is valued at fair value following procedures approved by the Trustees.

153

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$785	$1,142,000	(F)	10/12/52	(134 bp)	$228,997

DJ CDX NA IG Series 8 Index	(2,227)	3,840,000		6/20/17	(60 bp)	94,042

DJ CDX NA IG Series 8 Index	(30,862)	8,475,000		6/20/17	(60 bp)	181,607

Financial Security Assurance Inc.	—	45,000		12/20/12	95 bp	109

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	40,000		6/20/11	(101 bp)	(77)

XL Capital Assurance Inc.	—	20,000		12/20/12	400 bp	(1,555)

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	6,639	1,370,835	(F)	10/12/52	(134 bp)	280,581

Citibank, N.A.
Arrow Electronic Inc.,
6 7/8%, 6/1/18	—	100,000		3/20/13	(43 bp)	(62)
CMS Energy Corp.,
6.875%, 12/15/15	—	205,000		6/20/12	57 bp	(6,649)

Conagra Foods Inc., 7%, 10/1/28	—	385,000		9/20/10	(27 bp)	(1,107)

DJ CDX NA HY Series 9
Index, 35-100% tranche	—	17,500,000		12/20/12	112 bp	(28,554)

Motorola, Inc., 6.5%, 9/1/25	—	120,000		3/20/13	(79 bp)	(201)

Premcor Refining Group,
9.5%, 2/1/13	—	210,000		3/20/13	(69.5 bp)	(2)

Yum! Brands Inc., 8
7/8%, 4/15/11	—	115,000		3/20/13	(65 bp)	(80)

Credit Suisse International
Sprint Capital Corp, 8
3/8%, 3/15/12	—	350,000		6/20/12	(59 bp)	7,967

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	437,000		6/20/12	22 bp	(18,584)

DJ CDX NA IG Series 9 Index	(34,819)	7,780,000		12/20/12	(60 bp)	21,897

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	1,100,000		12/20/12	61.56 bp	(28,826)

France Telecom, 7.25%, 1/28/13	—	250,000		6/20/16	70 bp	2,926

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	1,087,000	(F)	(a)	2.461%	55,093

DJ ABX HE A Index	135,361	202,000		1/25/38	369 bp	(3,916)

DJ ABX HE AAA Index	47,474	202,000		1/25/38	76 bp	(5,024)

DJ CDX NA CMBX AAA Index	9,144	250,000		3/15/49	7 bp	1,597

DJ CDX NA IG Series 8 Index	181,182	12,050,000		6/20/12	35 bp	(69,739)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,086,000		12/20/10	108.65 bp	(19,774)

DJ CDX NA IG Series 8 Index	(3)	3,840,000		6/20/17	(60 bp)	96,266

DJ CDX NA IG Series 8 Index	(33,504)	7,960,000		6/20/17	(60 bp)	166,053

DJ CDX NA IG Series 9 Index	(59,720)	18,076,000		12/20/12	60 bp	(191,494)

Lehman Brothers Holdings,
6 5/8%, 1/18/12	—	205,000		9/20/17	(67.8 bp)	4,238

Merrill Lynch & Co.,
5%, 1/15/15	—	205,000		9/20/12	48 bp	(6,665)

Merrill Lynch & Co.,
5%, 1/15/15	—	205,000		9/20/17	(59.8 bp)	5,869

154

Putnam VT The George Putnam Fund of Boston

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche	$ —	$1,114,000		12/20/10	105.5 bp	$(21,276)

DJ CDX NA IG Series 9 Index	—	18,360,000		12/20/12	(13.55 bp)	36,985

DJ CDX NA IG Series 9
Index 30-100% tranche	—	3,410,000		12/20/12	(5.8 bp)	18,869

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	205,000		9/20/17	(77 bp)	9,388

CMS Energy Corp.,
6.875%, 12/15/15	—	50,000		6/20/12	62 bp	(1,809)

DJ ABX HE A Index	141,085	203,000		1/25/38	369 bp	1,925

DJ ABX HE A Index	135,361	202,000		1/25/38	369 bp	(3,104)

DJ ABX HE AAA Index	56,840	203,000		1/25/38	76 bp	5,583

DJ ABX HE AAA Index	47,474	202,000		1/25/38	76 bp	(3,511)

DJ ABX NA CMBX BBB Index	618	150,000	(F)	10/12/52	(134 bp)	30,593

DJ CDX NA CMBX AA Index	(7,256)	229,000	(F)	3/15/49	(15 bp)	14,196

DJ CDX NA HY Series 8
Index 35-60% tranche	—	3,995,000		6/20/12	104 bp	(168,552)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,400,000		12/20/10	90 bp	(103,312)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,400,000		12/20/10	104.5 bp	(85,279)

DJ CDX NA IG Series 8 Index	32,255	2,064,000		6/20/12	35 bp	(10,725)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	6,278,250		6/20/12	(3.125 bp)	37,818

DJ CDX NA IG Series 8
Index 30-100% tranche	—	5,136,750		6/20/12	(8 bp)	20,065

DJ CDX NA IG Series 9 Index	2,916	570,000		12/20/12	60 bp	(1,239)

DJ CDX NA IG Series 9 Index	(12,317)	5,330,000		12/20/17	(80 bp)	4,544

DJ CDX NA IG Series 9 Index	(25,780)	5,210,000		12/20/12	(60 bp)	(63,761)

DJ CDX NA IG Series 9 Index	(16,314)	2,319,000		12/20/12	60 bp	(33,220)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	1,100,000		12/20/12	59.3 bp	(20,253)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	205,000		9/20/17	(58 bp)	(210)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	205,000		9/20/12	48 bp	(4,291)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	205,000		9/20/17	(60.5 bp)	3,788

XL Capital Assurance Inc.	—	65,000		12/20/12	400 bp	(5,055)
Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	347	476,827	(F)	10/12/52	(134 bp)	95,633

DJ CDX NA CMBX AAA Index	316,683	5,077,000	(F)	12/13/49	8 bp	121,790

DJ CDX NA CMBX AAAA Index	113,383	4,320,000		2/17/51	35 bp	14,161

DJ CDX NA IG Series 8 Index	87,769	7,300,000		6/20/12	35 bp	(64,241)

DJ CDX NA IG Series 8 Index	—	3,830,000		6/20/17	(60 bp)	96,018

DJ CDX NA IG Series 9	(17,769)	3,970,000		12/20/12	(60 bp)	11,173

Total						$697,624

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

See page 305 for Notes to the Portfolios.

155

Putnam VT Global Asset Allocation Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (64.0%)*

	Shares	Value

Banking (4.7%)
Allied Irish Banks PLC (Ireland)	10,419	$239,084
Australia & New Zealand Banking
Group, Ltd. (Australia)	13,780	329,962
Banco Latinoamericano de
Exportaciones SA Class E (Panama)	3,930	64,098
Bank of America Corp. #	21,295	878,632
BankUnited Financial Corp. Class A	2,939	20,279
Banner Corp.	1,746	50,163
Barclays PLC (United Kingdom)	75,148	759,035
BNP Paribas SA (France)	11,305	1,213,527
Boston Private Financial
Holdings, Inc.	3,300	89,364
Cathay General Bancorp (S)	2,260	59,867
Center Financial Corp.	2,664	32,820
Citizens Republic Bancorp, Inc.	5,100	74,001
City Bank	2,480	55,602
City Holding Co.	1,701	57,562
Comerica, Inc.	800	34,824
Commerzbank AG (Germany)	2,640	99,785
Corus Bankshares, Inc.	3,032	32,351
DBS Group Holdings, Ltd. (Singapore)	30,000	425,135
Downey Financial Corp.	1,104	34,345
First Community Bancorp	500	20,620
First Midwest Bancorp, Inc.	2,900	88,740
First Niagara Financial Group, Inc.	12,700	152,908
First Regional Bancorp †	1,563	29,525
FirstFed Financial Corp. †	2,150	77,013
FirstMerit Corp. (S)	6,800	136,068
Frontier Financial Corp.	1,800	33,426
Fukuoka Financial Group, Inc. (Japan)	32,000	191,417
Hancock Holding Co.	2,500	95,500
HBOS PLC (United Kingdom)	40,221	581,562
Imperial Capital Bancorp, Inc.	1,288	23,570
Intervest Bancshares Corp.	2,205	37,970
KBC Groupe SA (Belgium)	11,463	1,598,744
KeyCorp	8,800	206,360
Mitsubishi UFJ Financial
Group, Inc. (Japan)	42,000	392,069
Mizuho Financial Group, Inc. (Japan)	61	290,231
Nara Bancorp, Inc.	3,890	45,396
National Penn Bancshares, Inc.	4,413	66,813
Nordea AB (Sweden)	99,500	1,651,818
Northern Trust Corp.	1,200	91,896
Old National Bancorp	10,200	152,592
Pacific Capital Bancorp.	12,397	249,552
PFF Bancorp, Inc.	1,839	22,142
PNC Financial Services Group	6,100	400,465
Preferred Bank	1,746	45,431
Provident Bankshares Corp.	4,700	100,533
Societe Generale (France)	8,887	1,268,304

COMMON STOCKS (64.0%)* continued

	Shares	Value

Banking continued
Southwest Bancorp, Inc.	2,757	$50,536
Sterling Bancshares, Inc.	9,100	101,556
Sterling Financial Corp.	5,000	83,950
Sumitomo Mitsui Financial
Group, Inc. (Japan)	23	171,645
SVB Financial Group †	3,200	161,280
Taylor Capital Group, Inc.	2,205	44,982
Trustmark Corp.	3,600	91,296
U.S. Bancorp	24,168	767,092
Umpqua Holdings Corp.	4,100	62,894
United Bankshares, Inc.	1,500	42,030
United Community Banks, Inc.	1,800	28,440
Vineyard National Bancorp	2,798	28,260
Wachovia Corp.	19,521	742,384
Wells Fargo & Co.	39,190	1,183,146
Westpac Banking Corp. (Australia)	35,690	868,411
		17,029,003

Basic Materials (4.3%)
Andersons, Inc. (The)	2,780	124,544
Arcelor Mittal (Luxembourg)	26,005	1,996,745
Arch Chemicals, Inc.	8,563	314,690
Balfour Beatty PLC (United Kingdom)	13,718	134,114
BASF AG (Germany)	2,233	329,550
BHP Billiton, Ltd. (Australia)	45,182	1,582,195
BlueScope Steel, Ltd. (Australia)	13,046	109,718
Buckeye Technologies, Inc. †	2,000	25,000
Builders FirstSource, Inc. † (S)	5,000	36,100
Cambrex Corp.	13,073	109,552
Carpenter Technology Corp.	3,033	227,991
CF Industries Holdings, Inc.	9,237	1,016,624
Clariant AG (Switzerland) †	14,459	133,213
Cleveland-Cliffs, Inc.	6,568	662,054
Dow Chemical Co. (The)	7,600	299,592
Drew Industries, Inc. †	800	21,920
Fletcher Building, Ltd. (New Zealand)	37,601	330,829
FMC Corp.	12,600	687,330
Grief, Inc. Class A	1,288	84,197
H.B. Fuller Co.	6,783	152,278
Haynes International, Inc. †	1,719	119,471
Hecla Mining Co. †	8,228	76,932
Italcementi SpA (Italy)	3,741	79,307
JFE Holdings, Inc. (Japan)	2,900	146,559
Koninklijke DSM NV (Netherlands)	3,785	176,709
Koppers Holdings, Inc.	6,343	274,271
Layne Christensen Co. †	3,000	147,630
Matsushita Electric Works, Ltd. (Japan)	8,000	88,956
Minerals Technologies, Inc.	200	13,390
Monsanto Co.	4,400	491,436
Nucor Corp.	300	17,766

156

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (64.0%)* continued

	Shares	Value

Basic Materials continued
Olin Corp.	3,500	$67,655
OM Group, Inc. †	4,118	236,950
Packaging Corp. of America	3,400	95,880
Perini Corp. †	5,000	207,100
Potlatch Corp. (R)	2,800	124,432
PPG Industries, Inc.	7,611	534,521
Quanex Corp.	7,258	376,690
Rautaruukki OYJ (Finland)	6,850	291,125
Rayonier, Inc.	7,400	349,576
RBC Bearings, Inc. †	2,400	104,304
Schulman (A.), Inc.	2,000	43,100
Shin-Etsu Chemical Co. (Japan)	3,000	188,115
Silgan Holdings, Inc.	3,331	173,012
Skanska AB Class B (Sweden)	14,600	272,883
Southern Copper Corp. (S)	10,600	1,114,378
Steel Dynamics, Inc.	2,953	175,910
Sun Hydraulics Corp.	600	15,138
Terra Industries, Inc. †	1,700	81,192
ThyssenKrupp AG (Germany)	2,300	128,187
voestalpine AG (Austria)	11,729	838,558
W.R. Grace & Co. †	1,700	44,506
Zep, Inc. †	1,300	18,031
		15,491,906

Capital Goods (5.0%)
ABB, Ltd. (Switzerland)	4,012	115,577
Actividades de Construccion y
Servicios SA (Spain)	9,263	544,894
Acuity Brands, Inc. (S)	2,600	117,000
AGCO Corp. †	3,399	231,064
American Science &
Engineering, Inc.	2,047	116,167
Andritz AG (Austria)	6,061	362,840
Applied Industrial
Technologies, Inc.	5,452	158,217
Astec Industries, Inc. †	1,300	48,347
Autoliv, Inc. (Sweden)	5,400	284,634
BAE Systems PLC (United Kingdom)	22,404	218,789
Boeing Co. (The)	16,900	1,478,074
Bouygues SA (France)	3,924	324,892
Canon, Inc. (Japan)	10,900	499,478
Cascade Corp.	1,930	89,668
Clean Harbors, Inc. †	2,047	105,830
Columbus McKinnon Corp. †	3,720	121,346
Cookson Group PLC (United Kingdom)	13,864	192,945
Cummins, Inc.	10,100	1,286,437
Curtiss-Wright Corp.	1,953	98,041
Daito Trust Construction Co., Ltd. (Japan)	1,700	94,599
Eaton Corp.	1,600	155,120
Emerson Electric Co.	15,400	872,564
EnPro Industries, Inc. †	5,500	168,575

COMMON STOCKS (64.0%)* continued

	Shares	Value

Capital Goods continued
European Aeronautic Defense and
Space Co. (Netherlands)	3,479	$110,289
Freightcar America, Inc.	5,805	203,175
Gardner Denver, Inc. †	3,069	101,277
General Cable Corp. † (S)	4,532	332,105
Hardinge, Inc.	1,700	28,526
Heico Corp.	2,205	120,128
Herman Miller, Inc.	14,500	469,655
II-VI, Inc. †	5,440	166,192
Illinois Tool Works, Inc.	8,900	476,506
IMI PLC (United Kingdom)	13,815	106,957
Intevac, Inc. †	5,600	81,424
Leighton Holdings, Ltd. (Australia)	11,266	599,757
Lockheed Martin Corp.	12,400	1,305,224
LoJack Corp. †	4,195	70,518
MAN AG (Germany)	507	83,309
Manitowoc Co., Inc. (The)	2,100	102,543
Matthews International Corp.	2,297	107,660
McDermott International, Inc. †	3,200	188,896
Moog, Inc. †	5,690	260,659
Nordson Corp.	2,100	121,716
Northrop Grumman Corp.	2,000	157,280
Orbital Sciences Corp. †	9,920	243,238
Parker-Hannifin Corp.	4,950	372,785
Raytheon Co.	15,500	940,850
Rieter Holding AG (Switzerland)	736	322,941
Rofin-Sinar Technologies, Inc. †	2,764	132,976
Steelcase, Inc. (S)	17,500	277,725
Superior Essex, Inc. †	1,300	31,200
Teledyne Technologies, Inc. †	2,418	128,952
Terex Corp. †	900	59,013
Thomas & Betts Corp. †	9,800	480,592
Tomkins PLC (United Kingdom)	22,610	79,703
United Technologies Corp.	6,200	474,548
USEC, Inc. † (S)	18,581	167,229
Vinci SA (France)	7,369	540,549
Volvo AB Class A (Sweden)	19,200	316,359
Wabtec Corp.	8,633	297,321
Wartsila OYJ Class B (Finland)	4,000	302,067
		18,046,942

Communication Services (3.3%)
Adelphia Recovery Trust (Ser. ACC-1) †	53,418	3,739
Alaska Communications Systems Group, Inc.	1,100	16,500
AT&T, Inc. #	42,420	1,762,975
Atlantic Tele-Network, Inc.	2,397	80,971
Belgacom SA (Belgium)	2,476	121,281
Centennial Communications Corp. †	9,843	91,441
Coleman Cable, Inc. † (S)	6,652	62,861
Comcast Corp. Class A †	12,500	228,250

157

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (64.0%)* continued

	Shares	Value

Communication Services continued
Deutsche Telekom AG (Germany)	4,904	$107,107
Deutsche Telekom AG ADR (Germany)	7,943	172,125
DirecTV Group, Inc. (The) †	19,200	443,904
Echostar Communications Corp. Class A †	5,900	222,548
Embarq Corp.	2,898	143,538
France Telecom SA (France)	6,310	226,129
Golden Telecom, Inc. (Russia) †	3,300	333,135
InterDigital, Inc. †	14,718	343,371
j2 Global Communications, Inc. †	1,700	35,989
KDDI Corp. (Japan)	199	1,481,940
Koninklijke (Royal) KPN NV (Netherlands)	22,675	409,512
Liberty Global, Inc. Class A †	12,400	485,956
Nice Systems, Ltd. ADR (Israel) †	2,604	89,369
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	92	456,633
Novatel Wireless, Inc. †	5,900	95,580
NTELOS Holdings Corp.	500	14,845
NTT DoCoMo, Inc. (Japan)	93	154,539
Premiere Global Services, Inc. †	14,061	208,806
Sprint Nextel Corp.	56,360	740,007
Syniverse Holdings, Inc. †	7,551	117,645
Telecom Corp. of New Zealand, Ltd.
(New Zealand)	262,155	871,259
Telefonica SA (Spain)	10,822	349,246
Telekom Austria AG (Austria)	2,297	63,567
Telephone and Data Systems, Inc.	1,800	112,680
USA Mobility, Inc. † (S)	8,600	122,980
Verizon Communications, Inc.	37,973	1,659,040
		11,829,468

Conglomerates (1.4%)
3M Co.	9,355	788,814
AMETEK, Inc.	1,675	78,457
Ansell, Ltd. (Australia)	17,183	181,046
General Electric Co.	33,945	1,258,341
Honeywell International, Inc.	3,900	240,123
Itochu Corp. (Japan)	50,000	487,269
Swire Pacific, Ltd. (Hong Kong)	93,000	1,273,277
Vivendi SA (France)	12,440	566,063
		4,873,390

Consumer Cyclicals (5.9%)
Aaron Rents, Inc.	4,000	76,960
Adidas-Salomon AG (Germany)	1,660	123,425
Aegis Group PLC (United Kingdom)	56,707	130,745
Aeropostale, Inc. †	3,000	79,500
Aisin Seiki Co., Ltd. (Japan)	6,400	266,878
Amazon.com, Inc. † (S)	6,700	620,688
American Axle & Manufacturing
Holdings, Inc.	1,300	24,206
American Woodmark Corp. (S)	7,500	136,350

COMMON STOCKS (64.0%)* continued

	Shares	Value

Consumer Cyclicals continued
Bankrate, Inc. †	1,000	$48,090
Berkeley Group Holdings PLC
(United Kingdom) †	17,402	470,137
Big Lots, Inc. † (S)	9,400	150,306
Blue Nile, Inc. † (S)	3,483	237,053
British Sky Broadcasting PLC
(United Kingdom)	19,247	235,261
Brown Shoe Co., Inc.	2,697	40,913
Buckle, Inc. (The)	9,283	306,339
Callaway Golf Co.	9,354	163,040
Casey’s General Stores, Inc.	2,000	59,220
Cash America International, Inc.	1,839	59,400
Charlotte Russe Holding, Inc. †	8,600	138,890
Consolidated Graphics, Inc. †	1,884	90,093
Continental AG (Germany)	366	47,396
CRA International, Inc. †	300	14,283
CTC Media, Inc. (Russia) †	6,400	193,280
Daily Mail and General Trust
Class A (United Kingdom)	11,638	113,684
Davis Service Group PLC
(United Kingdom)	13,064	131,533
Deckers Outdoor Corp. † (S)	4,493	696,685
Deluxe Corp.	2,300	75,647
DG FastChannel, Inc. †	3,450	88,458
Dolby Laboratories, Inc. Class A †	4,900	243,628
Dollar Tree Stores, Inc. †	11,400	295,488
Dress Barn, Inc. † (S)	4,527	56,633
DSW, Inc. Class A † (S)	4,985	93,519
EMAP PLC (United Kingdom)	7,346	133,147
Expedia, Inc. †	10,000	316,200
Experian Group, Ltd. (Ireland)	11,957	94,756
EZCORP, Inc. Class A †	10,752	121,390
Family Dollar Stores, Inc.	8,100	155,763
Fiat SpA (Italy)	25,585	656,656
Fossil, Inc. †	1,600	67,168
GameStop Corp. †	5,800	360,238
Genlyte Group, Inc. (The) †	2,400	228,480
Guess ?, Inc.	5,800	219,762
Gymboree Corp. (The) †	2,669	81,298
Hasbro, Inc.	6,800	173,944
Helen of Troy, Ltd. (Bermuda) †	700	11,998
Home Retail Group (United Kingdom)	11,500	73,709
Industria de Diseno Textil
(Inditex) SA (Spain)	6,632	402,673
inVentiv Health, Inc. †	2,976	92,137
J Crew Group, Inc. †	3,000	144,630
Jackson Hewitt Tax Service, Inc. (S)	10,000	317,500
Jakks Pacific, Inc. †	7,827	184,795
JC Penney Co., Inc. (Holding Co.)	1,600	70,384
Jos. A. Bank Clothiers, Inc. † (S)	6,364	181,056

158

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (64.0%)* continued

	Shares	Value

Consumer Cyclicals continued
Kuoni Reisen Holding AG (Switzerland)	210	$108,477
Landauer, Inc.	1,930	100,071
Lear Corp. †	500	13,830
Liberty Media Corp. — Capital Ser. A †	1,600	186,384
Lodgenet Entertainment Corp. † (S)	5,500	95,920
Macrovision Corp. †	3,500	64,155
Maidenform Brands, Inc. †	6,229	84,278
Manpower, Inc.	2,100	119,490
Marks & Spencer Group PLC (United Kingdom)	31,437	347,225
Marvel Entertainment, Inc. †	6,269	167,445
Matsushita Electric Industrial Co., Ltd. (Japan)	21,000	430,879
Mattel, Inc.	20,400	388,416
Maximus, Inc.	2,700	104,247
Mediaset SpA (Italy)	8,641	86,760
Men’s Wearhouse, Inc. (The)	7,247	195,524
Monarch Casino & Resort, Inc. †	3,162	76,141
Morningstar, Inc. †	3,447	268,004
NBTY, Inc. †	6,600	180,840
Next PLC (United Kingdom)	8,294	265,270
NIKE, Inc. Class B	5,500	353,320
Omnicom Group, Inc.	4,500	213,885
Pacific Sunwear of California, Inc. †	15,700	221,527
Perry Ellis International, Inc. †	9,139	140,558
Phillips-Van Heusen Corp.	8,111	298,971
Priceline.com, Inc. † (S)	2,000	229,720
RadioShack Corp.	8,100	136,566
S.A. D’Ieteren NV (Belgium)	312	111,668
Scholastic Corp. †	2,300	80,247
Sherwin-Williams Co. (The)	9,300	539,772
Skechers U.S.A., Inc. Class A †	800	15,608
Sony Corp. (Japan)	7,300	397,313
Sotheby’s Holdings, Inc. Class A	1,953	74,409
Standard Parking Corp. †	2,233	108,278
Steven Madden, Ltd. †	12,139	242,780
Target Corp.	3,700	185,000
Team, Inc. †	3,882	142,004
TeleTech Holdings, Inc. †	4,100	87,207
Tempur-Pedic International, Inc.	4,601	119,488
TJX Cos., Inc. (The)	5,300	152,269
Toro Co. (The)	4,163	226,634
Toyota Motor Corp. (Japan)	1,400	75,575
True Religion Apparel, Inc. † (S)	2,697	57,581
TUI Travel PLC (United Kingdom) †	27,729	160,272
Tupperware Brands Corp.	2,299	75,936
United Business Media PLC (United Kingdom)	5,201	66,495
URS Corp. †	1,240	67,369
Valeo SA (France)	7,828	320,112
Volkswagen AG (preference) (Germany)	716	103,839
Volkswagon AG (Germany)	1,194	271,249

COMMON STOCKS (64.0%)* continued

	Shares	Value

Consumer Cyclicals continued
Wal-Mart Stores, Inc.	26,525	$1,260,733
Warnaco Group, Inc. (The) †	9,538	331,922
Watson Wyatt Worldwide, Inc. Class A	2,573	119,413
Wiley (John) & Sons, Inc. Class A	4,200	179,928
William Hill PLC (United Kingdom)	52,300	540,863
WMS Industries, Inc. †	500	18,320
Wolverine World Wide, Inc.	5,223	128,068
Yamaha Motor Co., Ltd. (Japan)	15,100	367,380
		21,101,047

Consumer Finance (0.5%)
Asta Funding, Inc.	6,039	159,671
Capital Trust, Inc. Class A (R)	6,163	188,896
Credit Saison Co., Ltd. (Japan)	8,000	218,930
Diamond Lease Co., Ltd. (Japan)	9,200	307,218
Mastercard, Inc. Class A	3,200	688,640
World Acceptance Corp. †	2,709	73,089
		1,636,444

Consumer Staples (6.9%)
Administaff, Inc.	3,200	90,496
Alberto-Culver Co.	15,391	377,695
Alliance One International, Inc. †	17,044	69,369
Altria Group, Inc. #	31,754	2,399,967
Autogrill SpA (Italy)	14,632	247,084
BJ’s Wholesale Club, Inc. †	2,480	83,898
Blyth Industries, Inc.	3,500	76,790
Brinker International, Inc.	7,600	148,656
Buffalo Wild Wings, Inc. † (S)	3,400	78,948
Campbell Soup Co.	2,900	103,617
CBRL Group, Inc.	9,404	304,596
CEC Entertainment, Inc. †	6,600	171,336
Chattem, Inc. †	2,047	154,630
Coca-Cola Co. (The)	3,900	239,343
Colgate-Palmolive Co.	8,400	654,864
Colruyt SA (Belgium)	509	119,033
Darden Restaurants, Inc.	6,000	166,260
Denny’s Corp. †	13,895	52,106
DeVry, Inc.	1,200	62,352
Domino’s Pizza, Inc.	6,746	89,250
Estee Lauder Cos., Inc. (The) Class A	8,600	375,046
Flowers Foods, Inc.	3,238	75,802
General Mills, Inc.	11,300	644,100
Heidrick & Struggles International, Inc.	6,600	244,926
Heineken NV (Netherlands)	25,100	1,614,294
Imperial Sugar Co. (S)	8,200	153,914
InBev NV (Belgium)	16,558	1,364,088
Inchcape PLC (United Kingdom)	62,892	468,580
Ingles Markets, Inc. Class A	2,145	54,462
ITT Educational Services, Inc. †	3,400	289,918
Jack in the Box, Inc. †	2,085	53,730

159

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (64.0%)* continued

	Shares	Value

Consumer Staples continued
Japan Tobacco, Inc. (Japan)	182	$1,082,301
Jardine Cycle & Carriage, Ltd. (Singapore)	15,000	223,820
Kimberly-Clark Corp.	3,600	249,624
Koninklijke Ahold NV
(Netherlands) †	5,192	71,991
Korn/Ferry International †	8,200	154,324
Kroger Co.	17,300	462,083
Longs Drug Stores Corp.	12,377	581,719
Mannatech, Inc. (S)	11,200	70,784
Marubeni Corp. (Japan)	26,000	183,152
McDonald’s Corp.	7,800	459,498
Meiji Dairies Corp. (Japan)	64,000	326,698
MGP Ingredients, Inc.	8,300	78,186
Molson Coors Brewing Co. Class B	2,200	113,564
MWI Veterinary Supply, Inc. †	2,100	84,000
Nash Finch Co.	10,516	371,004
New Oriental Education &
Technology Group ADR (China) †	1,900	153,121
Oriflame Cosmetics SA SDR (Luxembourg)	6,250	399,083
Papa John’s International, Inc. †	4,700	106,690
PepsiCo, Inc.	6,000	455,400
Prestige Brands Holdings, Inc. †	11,019	82,422
Ralcorp Holdings, Inc. †	2,500	151,975
Reynolds American, Inc.	18,300	1,207,068
Robert Half International, Inc.	7,200	194,688
Ruby Tuesday, Inc.	7,400	72,150
Safeway, Inc.	36,100	1,234,981
Sanderson Farms, Inc.	1,000	33,780
Sara Lee Corp.	26,000	417,560
Seaboard Corp.	74	108,780
Sinclair Broadcast Group, Inc. Class A	17,389	142,764
Sonic Corp. †	6,400	140,160
Spartan Stores, Inc.	4,144	94,690
SRA International, Inc. Class A †	2,600	76,570
Time Warner Cable, Inc. Class A †	17	469
Time Warner, Inc. (S)	49,690	820,382
Toyo Suisan Kaisha, Ltd. (Japan)	22,000	401,049
TrueBlue, Inc. † (S)	16,105	233,200
Unilever NV (Netherlands)	3,779	138,165
Universal Corp.	2,400	122,928
USANA Health Sciences, Inc. † (S)	1,500	55,620
UST, Inc.	6,800	372,640
Walt Disney Co. (The)	18,108	584,526
Woolworths, Ltd. (Australia)	39,258	1,163,625
Yum! Brands, Inc.	12,260	469,190
		24,975,574

Energy (5.6%)
Alon USA Energy, Inc.	3,973	107,986
BP PLC (United Kingdom)	48,191	587,668

COMMON STOCKS (64.0%)* continued

	Shares	Value

Energy continued
Cal Dive International, Inc. †	7,200	$95,328
Chevron Corp.	24,324	2,270,159
ConocoPhillips	13,625	1,203,088
Core Laboratories NV (Netherlands) †	1,475	183,962
Delek US Holdings, Inc.	3,500	70,805
Devon Energy Corp.	1,100	97,801
Dresser-Rand Group, Inc. †	12,300	480,315
ENI SpA (Italy)	28,256	1,027,289
ENSCO International, Inc.	4,900	292,138
Exxon Mobil Corp. #	40,540	3,798,193
Frontier Oil Corp.	9,340	379,017
Global Industries, Ltd. †	24,400	522,648
GulfMark Offshore, Inc. †	6,900	322,851
Halliburton Co.	1,600	60,656
Helmerich & Payne, Inc.	3,214	128,785
Holly Corp.	5,747	292,465
Hornbeck Offshore Services, Inc. †	1,600	71,920
ION Geophysical Corp. †	10,805	170,503
JA Solar Holdings Co., Ltd. ADR (China) †	2,790	194,770
Lufkin Industries, Inc.	1,600	91,664
Marathon Oil Corp.	25,920	1,577,491
Matrix Service Co. †	5,223	113,966
NATCO Group, Inc. †	4,289	232,249
Noble Corp.	3,600	203,436
Norsk Hydro ASA (Norway)	13,900	196,534
Occidental Petroleum Corp.	7,000	538,930
Oil States International, Inc. †	1,675	57,151
Parker Drilling Co. †	5,900	44,545
Questar Corp.	10,600	573,460
Repsol YPF SA (Spain) †	5,360	190,856
Rosetta Resources, Inc. †	3,300	65,439
Royal Dutch Shell PLC Class B (Netherlands)	29,409	1,226,465
SEACOR Holdings, Inc. †	1,400	129,836
Statoil ASA (Norway)	37,167	1,149,312
Swift Energy Co. †	1,930	84,978
Tidewater, Inc. (S)	13,500	740,610
Trico Marine Services, Inc. †	9,600	355,392
Unit Corp. †	1,746	80,753
WD-40 Co.	2,114	80,269
Western Refining, Inc.	3,813	92,313
		20,183,996

Financial (2.5%)
Advanta Corp. Class B	5,700	45,999
Ameriprise Financial, Inc.	20,100	1,107,711
Chubb Corp. (The)	11,100	605,838
Citigroup, Inc. #	38,949	1,146,659
Contifinancial Corp. Liquidating Trust Units (F) †	243,375	24
Deutsche Boerse AG (Germany)	787	155,121
Discover Financial Services	9,150	137,982

160

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (64.0%)* continued

	Shares	Value

Financial continued
Goldman Sachs Group, Inc. (The)	8,200	$1,763,410
Hitachi Capital Corp. (Japan)	12,400	159,093
Interactive Data Corp.	8,584	283,358
Intercontinental Exchange, Inc. †	3,200	616,000
JPMorgan Chase & Co.	21,031	918,003
Lehman Brothers Holdings, Inc.	1,000	65,440
Loews Corp.	6,300	317,142
Man Group PLC (United Kingdom)	25,504	292,521
Nationwide Financial Services, Inc. Class A	3,000	135,030
Nationwide Health
Properties, Inc. (R)	2,500	78,425
ORIX Corp. (Japan)	2,390	400,836
PMI Group, Inc. (The)	4,400	58,432
Radian Group, Inc.	1,500	17,520
Royal Bank of Scotland Group PLC
(United Kingdom)	49,030	439,524
Travelers Cos., Inc. (The)	4,600	247,480
		8,991,548

Health Care (6.5%)
Acorda Therapeutics, Inc. †	9,900	217,404
Aetna, Inc. #	19,600	1,131,508
Affymetrix, Inc. † (S)	3,274	75,760
Albany Molecular Research, Inc. †	3,479	50,028
Alfresa Holdings Corp. (Japan)	1,300	78,801
Align Technology, Inc. †	600	10,008
Alliance Imaging, Inc. †	10,054	96,719
Alnylam Pharmaceuticals, Inc. †	500	14,540
Amedisys, Inc. †	3,122	151,479
American Oriental Bioengineering, Inc.
(China) † (S)	27,471	304,379
AMN Healthcare Services, Inc. †	4,742	81,420
Applera Corp. — Applied Biosystems Group	900	30,528
Apria Healthcare Group, Inc. †	5,911	127,500
AstraZeneca PLC (London Exchange)
(United Kingdom)	17,436	747,054
Becton, Dickinson and Co.	4,100	342,678
Bio-Rad Laboratories, Inc. Class A †	1,418	146,933
Biogen Idec, Inc. †	1,500	85,380
Bristol-Myers Squibb Co.	11,785	312,538
China Medical Technologies, Inc. ADR (China)	7,111	315,657
Corvel Corp. †	7,100	163,442
Coventry Health Care, Inc. †	11,113	658,445
Cubist Pharmaceuticals, Inc. †	1,300	26,663
Cutera, Inc. †	5,400	84,780
Cynosure, Inc. Class A †	6,200	164,052
Cypress Bioscience, Inc. †	11,400	125,742
Eli Lilly Co.	8,200	437,798
Enzon Pharmaceuticals, Inc. † (S)	11,000	104,830
Forest Laboratories, Inc. †	8,500	309,825
GlaxoSmithKline PLC (United Kingdom)	23,733	600,544

COMMON STOCKS (64.0%)* continued

	Shares	Value

Health Care continued
Haemonetics Corp. †	3,403	$214,457
Healthspring, Inc. †	16,155	307,753
Hologic, Inc. †	1,396	95,821
Humana, Inc. †	14,100	1,061,871
Illumina, Inc. †	2,047	121,305
Immucor, Inc. †	2,325	79,027
Incyte Pharmaceuticals, Inc. † (S)	32,500	326,625
InterMune, Inc. †	8,700	115,971
Invitrogen Corp. †	951	88,833
Johnson & Johnson #	25,137	1,676,638
K-V Pharmceuticals Co. Class A †	2,949	84,164
Kinetic Concepts, Inc. †	1,655	88,642
LCA-Vision, Inc.	1,300	25,961
LifeCell Corp. †	3,255	140,323
Magellan Health Services, Inc. †	4,163	194,121
Martek Biosciences Corp. † (S)	10,558	312,306
McKesson Corp.	14,300	936,793
Medcath Corp. †	5,900	144,904
Medicines Co. †	3,700	70,892
Medicis Pharmaceutical Corp. Class A	2,900	75,313
Mentor Corp.	7,090	277,219
Merck & Co., Inc.	37,250	2,164,598
Meridian Bioscience, Inc.	3,281	98,692
Millennium Pharmaceuticals, Inc. †	21,800	326,564
Myriad Genetics, Inc. †	1,800	83,556
Neurocrine Biosciences, Inc. †	14,500	65,830
OraSure Technologies, Inc. †	6,881	61,172
Par Pharmaceutical Cos., Inc. †	7,200	172,800
Pfizer, Inc.	38,184	867,922
Quidel Corp. †	8,860	172,504
Regeneron Pharmaceuticals, Inc. †	2,883	69,624
Roche Holding AG (Switzerland)	4,400	757,271
Salix Pharmaceuticals, Ltd. † (S)	3,977	31,339
Savient Pharmaceuticals, Inc. † (S)	6,428	147,651
Schering AG (Germany)	1,491	227,537
Schering-Plough Corp. (S)	45,600	1,214,784
Sciele Pharma, Inc. † (S)	14,601	298,590
Steris Corp.	4,525	130,501
Stewart Enterprises, Inc. Class A	4,200	37,380
Symbion Health, Ltd. (Australia)	33,209	115,829
Taisho Pharmaceutical Co., Ltd. (Japan)	13,000	251,086
Techne Corp. †	1,768	116,776
United Therapeutics Corp. †	1,282	125,187
UnitedHealth Group, Inc.	11,108	646,486
Waters Corp. †	7,000	553,490
WellCare Health Plans, Inc. †	1,953	82,827
West Pharmaceutical Services, Inc.	2,600	105,534
Wyeth	19,000	839,610
XenoPort, Inc. †	2,100	117,348
Zoll Medical Corp. †	7,933	211,970
		23,529,832

161

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (64.0%)* continued

	Shares	Value

Insurance (2.7%)
Aegon NV (Netherlands)	9,699	$169,925
Allianz SE (Germany)	1,397	298,386
Allstate Corp. (The)	16,000	835,680
American Financial Group, Inc.	12,500	361,000
American Physicians Capital, Inc.	1,563	64,802
Amerisafe, Inc. †	4,601	71,362
Arch Capital Group, Ltd. (Bermuda) †	5,200	365,820
Argo Group International Holdings,
Ltd. (Bermuda) †	1,714	72,211
Aspen Insurance Holdings, Ltd. (Bermuda)	6,514	187,864
Commerce Group, Inc.	5,900	212,282
Corporacion Mapfre SA (Spain)	88,187	385,275
ING Groep NV (Netherlands)	14,072	548,496
Max Re Capital, Ltd. (Bermuda)	1,063	29,753
Muenchener Rueckversicherungs-Gesellschaft
AG (Germany)	751	144,973
Navigators Group, Inc. †	2,166	140,790
Odyssey Re Holdings Corp.	8,000	293,680
Philadelphia Consolidated Holding Corp. †	9,639	379,295
Platinum Underwriters Holdings, Ltd. (Bermuda)	400	14,224
QBE Insurance Group, Ltd. (Australia)	14,951	435,038
Safeco Corp.	15,900	885,312
Safety Insurance Group, Inc.	2,022	74,046
Sai-Soc Assicuratrice Industriale
SpA (SAI) (Italy)	22,350	922,607
SCOR (France)	13,681	347,088
SeaBright Insurance Holdings, Inc. †	5,511	83,106
Security Capital Assurance, Ltd. (Bermuda)	700	2,723
Selective Insurance Group	2,480	57,015
Validus Holdings, Ltd. (Bermuda) †	2,600	67,548
W.R. Berkley Corp.	31,335	934,096
Zenith National Insurance Corp.	8,292	370,901
Zurich Financial Services AG (Switzerland)	3,050	896,818
		9,652,116

Investment Banking/Brokerage (1.0%)
3i Group PLC (United Kingdom)	53,476	1,059,742
Affiliated Managers Group †	1,390	163,269
Calamos Asset Management, Inc. Class A	6,400	190,592
Challenger Financial Services
Group, Ltd. (Australia)	23,409	101,661
Deutsche Bank AG (Germany)	1,495	193,108
Greenhill & Co., Inc.	1,319	87,687
Harris & Harris Group, Inc. †	9,300	81,747
Interactive Brokers Group, Inc. Class A †	4,300	138,976
Investment Technology Group, Inc. †	2,705	128,731
Knight Capital Group, Inc. Class A †	10,200	146,880
Macquarie Bank, Ltd. (Australia)	1,839	121,715
Morgan Stanley	17,500	929,425
optionsXpress Holdings, Inc.	2,800	94,696
Penson Worldwide, Inc. †	2,949	42,318

COMMON STOCKS (64.0%)* continued

	Shares	Value

Investment Banking/Brokerage continued
Schroders PLC (United Kingdom)	4,211	$108,044
SWS Group, Inc.	16,097	203,949
		3,792,540

Other (—%)
iShares Russell 2000 Growth Index
Fund	500	41,700

Real Estate (0.9%)
Anthracite Capital, Inc. (R)	6,428	46,539
Boston Properties, Inc. (R)	300	27,543
CB Richard Ellis Group, Inc. Class A †	8,200	176,710
CBL & Associates Properties (R)	1,746	41,747
Cousins Properties, Inc. (R)	9,497	209,884
Entertainment Properties Trust (R)	7,879	370,313
FelCor Lodging Trust, Inc. (R)	6,400	99,776
First Industrial Realty Trust (R)	800	27,680
Gramercy Capital Corp. (R)	8,064	196,036
Jones Lang LaSalle, Inc.	9,759	694,450
Lexington Corporate Properties Trust (R)	5,602	81,453
LTC Properties, Inc. (R)	5,051	126,528
Medical Properties Trust, Inc. (R)	12,900	131,451
Metrovacesa SA (Spain)	1,234	146,850
National Health Investors, Inc. (R)	2,757	76,920
National Retail Properties, Inc. (R)	4,400	102,872
NorthStar Realty Finance Corp. (R)	6,337	56,526
Omega Healthcare Investors, Inc. (R)	10,783	173,067
PS Business Parks, Inc. (R)	1,194	62,745
RAIT Investment Trust (R)	1,563	13,473
Ramco-Gershenson Properties (R)	2,300	49,151
Realty Income Corp. (R)	1,100	29,722
Saul Centers, Inc. (R)	1,563	83,511
Senior Housing Properties Trust (R)	2,200	49,896
Tanger Factory Outlet Centers (R)	800	30,168
Universal Health Realty Income Trust (R)	2,114	74,920
Urstadt Biddle Properties, Inc. Class A (R)	4,593	71,192
Winthrop Realty Trust (R)	14,876	78,694
		3,329,817

Technology (9.2%)
Accenture, Ltd. Class A (Bermuda)	700	25,221
Acme Packet, Inc. †	6,447	81,168
Actuate Corp. † (S)	11,982	93,100
Advanced Analogic
Technologies, Inc. †	9,781	110,330
Advanced Energy Industries, Inc. †	11,758	153,795
ALPS Electric Co., Ltd. (Japan)	16,200	210,150
Analogic Corp.	400	27,088
Anixter International, Inc. †	1,582	98,511
Ansoft Corp. †	8,635	223,215
ANSYS, Inc. †	8,503	352,534
Apple Computer, Inc. †	3,400	673,472

162

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (64.0%)* continued

	Shares	Value

Technology continued
Applied Materials, Inc.	11,000	$195,360
Arris Group, Inc. †	3,595	35,878
Aspen Technology, Inc. †	7,252	117,627
Atheros Communications †	2,233	68,196
AuthenTec, Inc. †	3,300	47,949
Autodesk, Inc. †	22,000	1,094,720
Automatic Data Processing, Inc.	5,200	231,556
Avnet, Inc. †	5,400	188,838
Blackbaud, Inc.	4,742	132,966
Blackboard, Inc. †	1,768	71,162
Blue Coat Systems, Inc. † (S)	12,357	406,175
BMC Software, Inc. †	36,000	1,283,040
Brocade Communications Systems, Inc. †	21,000	154,140
CACI International, Inc. Class A †	1,900	85,063
Checkpoint Systems, Inc. †	4,067	105,661
Chordiant Software, Inc. † (S)	17,619	150,642
Cisco Systems, Inc. †	78,510	2,125,266
CommScope, Inc. †	2,664	131,095
Computer Sciences Corp. †	5,200	257,244
Compuware Corp. †	18,900	167,832
Comtech Group, Inc. (China) †	3,500	56,385
Comtech Telecommunications Corp. †	1,530	82,635
Convergys Corp. †	5,200	85,592
Credence Systems Corp. †	43,700	105,754
CSG Systems International, Inc. †	13,673	201,267
Cubic Corp.	1,800	70,560
Cybersource Corp. †	9,479	168,442
Diodes, Inc. †	2,791	83,925
eBay, Inc. †	12,300	408,237
Electronic Data Systems Corp.	31,000	642,630
Emulex Corp. †	8,883	144,971
EPIQ Systems, Inc. †	5,136	89,418
F5 Networks, Inc. †	2,933	83,649
Factset Research Systems, Inc.	2,105	117,249
FEI Co. †	9,500	235,885
Fujitsu, Ltd. (Japan)	15,000	100,672
Genesis Microchip, Inc. †	1,800	15,426
Global Sources, Ltd. (Bermuda) †	3,190	90,022
Greatbatch, Inc. †	7,606	152,044
Hewlett-Packard Co.	41,400	2,089,872
Hitachi, Ltd. (Japan)	91,000	668,662
Hutchinson Technology, Inc. †	6,500	171,080
IBM Corp.	19,350	2,091,735
IHS, Inc. Class A †	2,700	163,512
Ikon Office Solutions, Inc.	5,786	75,334
Immersion Corp. †	1,000	12,950
Infineon Technologies AG (Germany) †	3,297	38,497
Informatica Corp. †	7,468	134,573
Intel Corp. #	36,583	975,303

COMMON STOCKS (64.0%)* continued

	Shares	Value

Technology continued
Interwoven, Inc. †	6,400	$91,008
Intuit, Inc. †	14,300	452,023
Itron, Inc. †	1,768	169,675
Jack Henry & Associates, Inc.	5,041	122,698
JDA Software Group, Inc. †	13,372	273,591
Littelfuse, Inc. †	5,000	164,800
LTX Corp. †	28,900	91,902
Manhattan Associates, Inc. †	7,797	205,529
Mantech International Corp. Class A †	1,600	70,112
MEMC Electronic Materials, Inc. † (S)	8,200	725,618
Mentor Graphics Corp. †	4,720	50,882
Methode Electronics, Inc. Class A	7,700	126,588
Microsoft Corp.	66,881	2,380,964
MicroStrategy, Inc. †	1,316	125,152
Mitsubishi Electric Corp. (Japan)	20,000	207,160
National Instruments Corp.	3,400	113,322
National Semiconductor Corp.	9,400	212,816
NEC Corp. (Japan)	7,000	32,432
Nokia OYJ (Finland)	40,048	1,539,864
Novellus Systems, Inc. †	8,500	234,345
NTT Data Corp. (Japan)	86	384,299
NVIDIA Corp. †	5,800	197,316
Oce NV (Netherlands)	6,881	123,732
Omnicell, Inc. †	2,700	72,711
Omron Corp. (Japan)	6,200	147,179
ON Semiconductor Corp. † (S)	7,345	65,224
Oracle Corp. †	45,825	1,034,729
Palm, Inc.	1,900	12,046
Parametric Technology Corp. †	10,474	186,961
Park Electrochemical Corp.	1,563	44,139
Photronics, Inc. †	17,500	218,225
Plantronics, Inc.	2,600	67,600
Polycom, Inc. † (S)	12,257	340,499
Progress Software Corp. †	500	16,840
Qualcomm, Inc.	8,750	344,313
Radiant Systems, Inc. †	4,452	76,708
RF Micro Devices, Inc. †	38,220	218,236
SAIC, Inc. †	5,600	112,672
Silicon Storage Technology, Inc. †	13,700	40,963
SonicWall, Inc. †	43,312	464,305
SPSS, Inc. †	7,433	266,919
Sybase, Inc. † (S)	19,051	497,041
Sykes Enterprises, Inc. †	6,887	123,966
Techwell, Inc. †	6,200	68,262
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	40,824	95,516
Texas Instruments, Inc.	2,800	93,520
TIBCO Software, Inc. †	6,100	49,227
Toshiba Corp. (Japan)	60,000	448,724
Trizetto Group †	12,005	208,527

163

Putnam VT Global Asset Allocation Fund

COMMON STOCKS (64.0%)* continued

	Shares	Value

Technology continued
TTM Technologies, Inc. †	12,662	$147,639
Ultra Clean Holdings †	3,547	43,273
United Online, Inc.	7,346	86,830
Varian Semiconductor Equipment †	2,418	89,466
Varian, Inc. †	5,500	359,150
Vasco Data Security International, Inc. †	2,914	81,359
Veeco Instruments, Inc. †	10,900	182,030
Vignette Corp. †	5,367	78,412
Websense, Inc. †	8,000	135,840
Xilinx, Inc.	3,300	72,171
Yucheng Technologies, Ltd. (China) †	6,000	77,940
		33,220,265

Transportation (1.3%)
Accuride Corp. †	9,200	72,312
Alaska Air Group, Inc. †	600	15,006
British Airways PLC (United Kingdom) †	167,184	1,018,096
Central Japan Railway Co. (Japan)	67	571,610
Continental Airlines, Inc. Class B † (S)	18,700	416,075
Deutsche Lufthansa AG (Germany)	1,897	50,165
Double Hull Tankers, Inc. (Jersey) (S)	1,900	23,256
ExpressJet Holdings, Inc. † (S)	30,200	74,896
Horizon Lines, Inc. Class A	2,790	52,006
HUB Group, Inc. Class A †	3,249	86,358
National Express Group PLC (United Kingdom)	7,521	183,167
Neptune Orient Lines, Ltd. (Singapore)	70,000	188,411
Northwest Airlines Corp. †	2,972	43,124
Overseas Shipholding Group	8,563	637,344
Republic Airways Holdings, Inc. †	11,400	223,326
Singapore Airlines, Ltd. (Singapore)	12,140	145,304
SkyWest, Inc.	12,200	327,570
UAL Corp. †	16,700	595,522
		4,723,548

Utilities & Power (2.3%)
Alliant Energy Corp.	6,900	280,761
Black Hills Corp.	700	30,870
Cleco Corp.	2,653	73,753
Constellation Energy Group, Inc.	3,800	389,614
E.On AG (Germany)	1,637	347,090
Edison International	19,755	1,054,324
Electric Power Development Co. (Japan)	11,100	413,086
Energen Corp.	15,780	1,013,549
Energias de Portugal (EDP) SA (Portugal)	32,786	212,830
FirstEnergy Corp.	4,400	318,296
Kelda Group PLC (United Kingdom)	7,638	163,895
Mirant Corp. †	1,100	42,878
National Grid PLC (United Kingdom)	9,561	157,621
Northwest Natural Gas Co.	5,621	273,518
OGE Energy Corp.	2,700	97,983
Ormat Technologies, Inc.	1,600	88,016

COMMON STOCKS (64.0%)* continued

	Shares	Value

Utilities & Power continued
Osaka Gas Co., Ltd. (Japan)	99,000	$391,321
PG&E Corp.	26,700	1,150,503
Portland General Electric Co.	9,652	268,133
Public Service Enterprise Group, Inc.	700	68,768
RWE AG (Germany)	1,707	238,865
Tokyo Electric Power Co. (Japan)	15,600	405,278
Vector, Ltd. (New Zealand)	38,194	64,287
Veolia Environnement (France)	5,673	514,493
Westar Energy, Inc.	5,199	134,862
WGL Holdings, Inc.	2,700	88,452
		8,283,046

Total common stocks (cost $190,949,156)		$230,732,182

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)*

Principal amount		Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.961s, 2035	$235,957	$231,255
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.365s, 2036	25,000	2,511
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	46,812	49,297
Ser. 96-D3, Class A1C, 7.4s, 2026	53,728	54,563
Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.659s, 2049	98,000	98,254
Ser. 06-4, Class A4, 5.634s, 2046	150,000	148,815
Ser. 04-3, Class A5, 5.316s, 2039	190,000	187,952
Ser. 07-1, Class XW, Interest Only (IO),
0.292s, 2049	1,682,544	32,741
Ser. 06-1, Class XC, IO, 0.053s, 2045	2,628,824	16,529
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.183s, 2035	885,459	15,426
Ser. 04-4, Class XC, IO, 0.146s, 2042	1,952,922	28,698
Ser. 04-5, Class XC, IO, 0.13s, 2041	3,128,673	37,640
Ser. 06-4, Class XC, IO, 0.069s, 2046	3,015,026	41,306
Ser. 05-4, Class XC, IO, 0.063s, 2045	3,805,039	24,968
Ser. 06-5, Class XC, IO, 0.063s, 2016	5,946,927	80,256
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
7.028s, 2022	95,000	89,887
FRB Ser. 05-MIB1, Class J,
6.078s, 2022	102,000	94,350
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015 (F)	204,364	—
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1,
3.734s, 2033	37,848	37,287
Ser. 04-D, Class 2A, IO,
0.324s, 2034	564,478	1,258
Ser. 05-E, Class 2, IO, 0.304s, 2035	1,511,093	6,875

164

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	$110,507	$110,610
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1,
5.165s, 2035	59,066	56,296
Ser. 04-2, IO, 1.72s, 2034	299,216	16,457
Ser. 05-3A, IO, 1.6s, 2035	433,998	30,857
Ser. 05-1A, IO, 1.6s, 2035	262,584	16,018
Ser. 04-3, IO, 1.6s, 2035	200,586	10,330
Ser. 07-2A, IO, 1.3s, 2037	910,964	113,962
Ser. 07-1, Class S, IO, 1.211s, 2037	1,511,450	169,282
Ser. 06-4A, Class IO, IO, 1.14s, 2036	112,876	12,890
Ser. 06-2A, IO, 0.879s, 2036	140,452	11,742
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 7.313s, 2034	8,299	8,277
Bear Stearns Commercial Mortgage
Securities, Inc.
Ser. 07-PW17, Class A3,
5.736s, 2050	1,167,000	1,168,739
Ser. 04-PR3I, Class X1, IO,
0.083s, 2041	700,355	12,632
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.691s, 2038	1,570,398	69,750
Ser. 07-PW18, Class X1, IO,
0.065s, 2050	713,000	6,307
Ser. 06-PW14, Class X1, IO,
0.046s, 2038	1,689,820	27,592
Ser. 07-PW15, Class X1, IO,
0.042s, 2044	4,921,819	56,354
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	5,955,909	23,718
Ser. 07-PW16, Class X, IO,
0.021s, 2040	14,383,737	15,733
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	27,000	28,282
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	222,000	218,255
Ser. 98-1, Class G, 6.56s, 2030	56,000	56,403
Ser. 98-1, Class H, 6.34s, 2030	85,000	76,595
Citigroup Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XC, IO,
0.091s, 2043	5,316,996	55,870
Ser. 06-C5, Class XC, IO,
0.061s, 2049	5,917,563	88,532
Citigroup Mortgage Loan
Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 1.785s, 2037	328,494	18,526

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048	$62,000	$62,857
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.378s, 2049	1,716,046	44,175
Ser. 06-CD2, Class X, IO,
0.086s, 2046	3,711,268	18,556
Ser. 07-CD4, Class XC, IO,
0.041s, 2049	5,746,000	56,338
CNL Funding Ser. 99-1, Class A2,
7.645s, 2014	100,000	106,047
Commercial Mortgage
Acceptance Corp. Ser. 97-ML1, IO,
0.654s, 2017	580,176	16,657
Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	98,000	97,099
Ser. 98-C2, Class F, 5.44s, 2030	435,000	427,617
Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	45,000	44,921
Ser. 06-CN2A, Class J, 5.57s, 2019	36,000	34,958
FRB Ser. 01-J2A, Class A2F,
5.5275s, 2034	74,000	72,890
Ser. 05-LP5, Class XC, IO,
0.076s, 2043	2,806,226	24,226
Ser. 05-C6, Class XC, IO,
0.059s, 2044	5,648,394	33,981
Ser. 06-C8, Class XS, IO,
0.057s, 2046	5,395,734	54,168
Countrywide Alternative Loan Trust
Ser. 05-24, Class 1AX, IO,
1.214s, 2035	952,528	23,842
Countrywide Home Loans
Ser. 05-9, Class 1X, IO, 2.243s, 2035	427,344	9,749
Ser. 05-2, Class 2X, IO, 1.16s, 2035	487,771	10,289
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO,
1.317s, 2035	486,418	28,502
IFB Ser. 05-R2, Class 1AS, IO,
0.938s, 2035	280,590	12,184
Credit Suisse Mortgage
Capital Certificates
FRB Ser. 07-C4, Class A2,
5.811s, 2039	314,000	321,177
IFB Ser. 06-9, Class 7A2, IO,
1.685s, 2036	833,964	26,452
Ser. 06-C5, Class AX, IO,
0.065s, 2039	3,428,300	53,821

165

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

Principal amount		Value

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO,
0.114s, 2049	$8,035,259	$77,122
Ser. 06-C4, Class AX, IO,
0.091s, 2039	4,640,325	69,168
Ser. 07-C1, Class AX, IO,
0.051s, 2040	6,225,815	59,855
Ser. 06-C3, Class AX, IO,
0.023s, 2038	9,931,956	7,946
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	133,000	129,994
CS First Boston Mortgage
Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	59,000	63,419
Ser. 04-C2, Class A2, 5.416s, 2036	210,000	213,051
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 04-TF2A, Class J,
5.978s, 2016	50,000	48,750
FRB Ser. 05-TF2A, Class J,
5.928s, 2020	31,319	30,458
FRB Ser. 04-TF2A, Class H,
5.728s, 019	50,000	49,000
Ser. 01-CK1, Class AY, IO,
0.774s, 2035	3,136,641	51,706
Ser. 03-C3, Class AX, IO,
0.743s, 2038	3,593,926	136,253
Ser. 02-CP3, Class AX, IO,
0.35s, 2035	803,312	29,038
Ser. 04-C4, Class AX, IO,
0.261s, 2039	767,919	16,596
Ser. 05-C2, Class AX, IO,
0.128s, 2037	3,783,285	54,298
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.41s, 2031	797,631	11,497
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	104,135	109,576
Ser. 99-CG2, Class B3, 6.1s, 2032	100,000	99,576
Ser. 99-CG2, Class B4, 6.1s, 2032	130,000	129,629
Fannie Mae
IFB Ser. 07-64, Class LS, 15.255s, 2037	139,991	183,651
IFB Ser. 07-75, Class JS, 13.44s, 2037	189,021	249,858
IFB Ser. 07-75, Class CS, 11.445s, 2037	97,775	131,892
IFB Ser. 07-75, Class ES, 11.01s, 2036	153,453	189,091
IFB Ser. 07-63, Class DS, 10.71s, 2037	124,192	157,080
IFB Ser. 06-76, Class QB, 10.41s, 2036	93,335	117,814
IFB Ser. 06-48, Class TQ, 10.41s, 2036	130,963	162,484
IFB Ser. 06-63, Class SP, 10.11s, 2036	101,219	125,889
Ser. 03-W6, Class PT1, 10.099s, 2042	27,507	30,834
IFB Ser. 07-W7, Class 1A4, 9.99s, 2037	101,033	120,518
IFB Ser. 05-37, Class SU, 9.74s, 2035	130,584	154,548

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 06-49, Class SE, 9.54s, 2036	$150,260	$177,269
Ser. 02-T12, Class A4, 9 1/2s, 2042	9,534	10,557
Ser. 02-T4, Class A4, 9 1/2s, 2041	34,997	38,507
Ser. 02-T6, Class A3, 9 1/2s, 2041	19,300	21,408
IFB Ser. 06-104, Class GS,
9.403s, 2036	87,006	105,448
IFB Ser. 06-60, Class AK, 9.34s, 2036	91,674	108,888
IFB Ser. 06-104, Class ES, 9 1/8s, 2036	108,587	131,229
Ser. 04-T3, Class PT1, 9.108s, 2044	46,966	51,967
IFB Ser. 07-1, Class NK, 8.993s, 2037	292,257	355,841
IFB Ser. 07-81, Class SC, 8.61s, 2037	117,898	140,048
IFB Ser. 06-104, Class CS,
7.808s, 2036	122,913	138,788
Ser. 02-26, Class A2, 7 1/2s, 2048	65,707	70,150
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	2,962	3,207
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	37,774	40,894
Ser. 03-W1, Class 2A, 7 1/2s, 2042	164,238	176,175
Ser. 02-T12, Class A3, 7 1/2s, 2042	22,832	24,403
Ser. 02-14, Class A2, 7 1/2s, 2042	131,222	140,275
Ser. 01-T10, Class A2, 7 1/2s, 2041	13,437	14,438
Ser. 02-T4, Class A3, 7 1/2s, 2041	88,453	94,318
Ser. 01-T12, Class A2, 7 1/2s, 2041	29,766	31,708
Ser. 01-T3, Class A1, 7 1/2s, 2040	7,311	7,780
Ser. 01-T1, Class A1, 7 1/2s, 2040	14,427	15,251
Ser. 99-T2, Class A1, 7 1/2s, 2039	4,231	4,574
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	38,609	41,277
Ser. 02-T1, Class A3, 7 1/2s, 2031	43,372	46,431
Ser. 01-T5, Class A3, 7 1/2s, 2030	9,933	10,603
Ser. 01-T4, Class A1, 7 1/2s, 2028	10,946	11,893
IFB Ser. 07-30, Class FS, 7.295s, 2037	289,442	325,350
IFB Ser. 06-115, Class ES, 7.1s, 2036	119,589	139,721
Ser. 02-26, Class A1, 7s, 2048	53,987	57,331
Ser. 04-T3, Class 1A3, 7s, 2044	49,529	52,998
Ser. 03-W3, Class 1A2, 7s, 2042	50,285	53,503
Ser. 02-T16, Class A2, 7s, 2042	51,164	54,424
Ser. 02-14, Class A1, 7s, 2042	18,387	19,459
Ser. 02-T4, Class A2, 7s, 2041	14,542	15,360
Ser. 01-W3, Class A, 7s, 2041	17,270	18,421
Ser. 05-W4, Class 1A3, 7s, 2035	29,739	31,708
Ser. 04-W1, Class 2A2, 7s, 2033	228,553	244,300
IFB Ser. 06-8, Class PK, 6.94s, 2036	130,912	144,527
IFB Ser. 05-74, Class CP, 6.912s, 2035	75,287	85,621
IFB Ser. 05-57, Class CD, 6.881s, 2035	75,831	84,116
IFB Ser. 05-74, Class SK, 6.751s, 2035	125,730	138,548
IFB Ser. 06-27, Class SP, 6.728s, 2036	103,000	116,873
IFB Ser. 06-8, Class HP, 6.728s, 2036	111,216	125,981
IFB Ser. 06-8, Class WK, 6.728s, 2036	187,521	210,750
IFB Ser. 05-106, Class US, 6.728s, 2035	163,005	185,240
IFB Ser. 05-99, Class SA, 6.728s, 2035	80,249	88,930
IFB Ser. 05-115, Class NQ, 6.694s, 2036	69,305	76,407

166

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-74, Class CS,
6.641s, 2035	$76,793	$84,301
IFB Ser. 05-45, Class DA,
6.582s, 2035	179,859	211,867
IFB Ser. 05-74, Class DM,
6.545s, 2035	156,821	174,975
Ser. 381, Class 14, IO, 6 1/2s, 2037	117,489	24,729
Ser. 371, Class 2, IO, 6 1/2s, 2036	904,138	198,468
IFB Ser. 05-45, Class DC,
6.472s, 2035	74,941	83,602
IFB Ser. 05-57, Class DC,
5.964s, 2034	99,225	108,176
IFB Ser. 07-96, Class AS,
5.825s, 2037	167,166	181,916
IFB Ser. 05-45, Class PC,
5.655s, 2034	72,359	78,019
IFB Ser. 05-72, Class SB,
4.713s, 2035	129,146	133,212
IFB Ser. 07-W6, Class 6A2, IO,
2.935s, 2037	133,573	13,280
IFB Ser. 06-90, Class SE, IO,
2.935s, 2036	101,223	12,450
IFB Ser. 03-66, Class SA, IO,
2.785s, 2033	134,898	13,864
IFB Ser. 07-W6, Class 5A2, IO,
2.425s, 2037	176,787	16,667
IFB Ser. 07-W4, Class 4A2, IO,
2.415s, 2037	746,179	66,360
IFB Ser. 07-W2, Class 3A2, IO,
2.415s, 2037	236,207	21,294
IFB Ser. 05-113, Class DI, IO,
2.365s, 2036	411,877	34,770
IFB Ser. 05-52, Class DC, IO,
2.335s, 2035	107,809	14,275
IFB Ser. 06-60, Class SI, IO,
2.285s, 2036	230,749	22,925
IFB Ser. 04-24, Class CS, IO,
2.285s, 2034	185,994	18,081
IFB Ser. 07-W7, Class 3A2, IO,
2.265s, 2037	297,727	25,178
IFB Ser. 06-74, Class SN, IO,
2.235s, 2036	186,753	10,865
IFB Ser. 03-122, Class SA, IO,
2.235s, 2028	243,512	15,975
IFB Ser. 03-122, Class SJ, IO,
2.235s, 2028	256,547	17,033
Ser. 03-W12, Class 2, IO,
2.225s, 2043	490,851	27,099
IFB Ser. 06-60, Class DI, IO,
2.205s, 2035	95,561	7,327
IFB Ser. 04-60, Class SW, IO,
2.185s, 2034	344,428	34,818
IFB Ser. 05-65, Class KI, IO,
2.135s, 2035	905,276	72,332

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W10, Class 3, IO,
1.933s, 2043	$293,943	$13,844
Ser. 03-W10, Class 1, IO,
1.931s, 2043	1,043,594	48,835
IFB Ser. 07-54, Class CI, IO,
1.895s, 2037	154,617	13,537
IFB Ser. 07-39, Class PI, IO,
1.895s, 2037	147,715	12,092
IFB Ser. 07-30, Class WI, IO,
1.895s, 2037	1,385,427	104,735
IFB Ser. 07-28, Class SE, IO,
1.885s, 2037	183,872	16,177
IFB Ser. 06-128, Class SH, IO,
1.885s, 2037	153,893	11,901
IFB Ser. 06-56, Class SM, IO,
1.885s, 2036	524,847	42,446
IFB Ser. 06-12, Class SD, IO,
1.885s, 2035	511,172	48,818
IFB Ser. 05-73, Class SI, IO,
1.885s, 2035	75,548	5,591
IFB Ser. 05-17, Class ES, IO,
1.885s, 2035	154,801	14,349
IFB Ser. 05-17, Class SY, IO,
1.885s, 2035	72,302	6,572
IFB Ser. 07-30, Class IE, IO,
1 7/8s, 2037	421,835	42,357
IFB Ser. 06-123, Class CI, IO,
1 7/8s, 2037	410,809	34,661
IFB Ser. 06-123, Class UI, IO,
1 7/8s, 2037	156,665	13,031
IFB Ser. 05-82, Class SY, IO,
1.865s, 2035	307,019	22,720
IFB Ser. 05-45, Class SR, IO,
1.855s, 2035	417,875	30,671
IFB Ser. 07-15, Class BI, IO,
1.835s, 2037	263,883	22,113
IFB Ser. 06-16, Class SM, IO,
1.835s, 2036	142,011	12,119
IFB Ser. 05-95, Class CI, IO,
1.835s, 2035	174,363	15,533
IFB Ser. 05-84, Class SG, IO,
1.835s, 2035	288,756	26,022
IFB Ser. 05-54, Class SA, IO,
1.835s, 2035	298,071	22,134
IFB Ser. 05-23, Class SG, IO,
1.835s, 2035	231,453	20,907
IFB Ser. 05-104, Class NI, IO,
1.835s, 2035	203,933	18,233
IFB Ser. 05-17, Class SA, IO,
1.835s, 2035	200,448	18,317
IFB Ser. 05-17, Class SE, IO,
1.835s, 2035	215,712	19,454
IFB Ser. 05-57, Class DI, IO,
1.835s, 2035	465,680	35,447

167

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-128, Class GS, IO,
1.815s, 2037	$175,080	$14,989
IFB Ser. 05-83, Class SL, IO,
1.805s, 2035	507,155	38,612
Ser. 06-116, Class ES, IO,
1.785s, 2036	89,142	6,782
IFB Ser. 06-114, Class IS, IO,
1.785s, 2036	185,046	13,920
IFB Ser. 06-115, Class GI, IO,
1.775s, 2036	170,114	14,037
IFB Ser. 06-115, Class IE, IO,
1.775s, 2036	138,907	12,449
IFB Ser. 06-117, Class SA, IO,
1.775s, 2036	210,534	15,754
IFB Ser. 06-121, Class SD, IO,
1.775s, 2036	405,715	30,843
IFB Ser. 06-109, Class SG, IO,
1.765s, 2036	281,377	21,529
IFB Ser. 06-104, Class SY, IO,
1.755s, 2036	93,797	6,889
IFB Ser. 06-109, Class SH, IO,
1.755s, 2036	207,040	19,603
Ser. 06-104, Class SG, IO,
1.735s, 2036	192,599	13,745
IFB Ser. 07-W6, Class 4A2, IO,
1.735s, 2037	714,115	54,261
IFB Ser. 06-128, Class SC, IO,
1.735s, 2037	661,841	51,218
IFB Ser. 06-44, Class IS, IO,
1.735s, 2036	198,038	15,339
IFB Ser. 06-45, Class SM, IO,
1.735s, 2036	223,714	14,169
IFB Ser. 06-8, Class JH, IO,
1.735s, 2036	636,992	56,070
IFB Ser. 05-122, Class SG, IO,
1.735s, 2035	143,587	12,428
IFB Ser. 06-92, Class JI, IO,
1.715s, 2036	100,296	7,739
IFB Ser. 06-92, Class LI, IO,
1.715s, 2036	203,843	15,662
IFB Ser. 06-96, Class ES, IO,
1.715s, 2036	265,300	19,824
IFB Ser. 06-99, Class AS, IO,
1.715s, 2036	120,436	9,568
IFB Ser. 06-85, Class TS, IO,
1.695s, 2036	215,093	15,588
IFB Ser. 06-61, Class SE, IO,
1.685s, 2036	243,131	16,133
IFB Ser. 07-75, Class PI, IO,
1.675s, 2037	224,953	16,899
IFB Ser. 07-76, Class SA, IO,
1.675s, 2037	205,275	12,256
IFB Ser. 07-W7, Class 2A2, IO,
1.665s, 2037	538,132	39,503

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-90, Class S, IO,
1.645s, 2037	$354,632	$16,879
Ser. 03-W8, Class 12, IO,
1.636s, 2042	1,025,341	43,750
Ser. 06-94, Class NI, IO,
1.635s, 2036	93,678	6,473
IFB Ser. 07-103, Class AI, IO,
1.635s, 2037	956,438	66,472
IFB Ser. 07-1, Class NI, IO,
1.635s, 2037	455,011	33,367
IFB Ser. 07-109, Class XI, IO,
1.585s, 2037	99,497	7,174
IFB Ser. 07-W8, Class 2A2, IO,
1.585s, 2037	367,184	27,302
IFB Ser. 06-70, Class WI, IO,
1.585s, 2036	133,256	5,931
IFB Ser. 07-30, Class JS, IO,
1.575s, 2037	369,413	27,829
IFB Ser. 07-30, Class LI, IO,
1.575s, 2037	648,056	49,959
IFB Ser. 07-W2, Class 1A2, IO,
1.565s, 2037	152,690	10,736
IFB Ser. 07-54, Class IA, IO,
1.545s, 2037	194,240	14,785
IFB Ser. 07-54, Class IB, IO,
1.545s, 2037	194,240	14,785
IFB Ser. 07-54, Class IC, IO,
1.545s, 2037	194,240	14,785
IFB Ser. 07-54, Class ID, IO,
1.545s, 2037	194,240	14,785
IFB Ser. 07-54, Class IE, IO,
1.545s, 2037	194,240	14,785
IFB Ser. 07-54, Class IF, IO,
1.545s, 2037	288,043	21,926
IFB Ser. 07-54, Class UI, IO,
1.545s, 2037	231,599	19,004
IFB Ser. 07-56, Class SA, IO,
1.545s, 2037	138,218	7,908
IFB Ser. 07-91, Class AS, IO,
1.535s, 2037	148,852	10,110
IFB Ser. 07-91, Class HS, IO,
1.535s, 2037	159,060	11,421
IFB Ser. 07-15, Class CI, IO,
1.515s, 2037	752,829	56,287
IFB Ser. 06-123, Class BI, IO,
1.515s, 2037	991,299	71,362
IFB Ser. 06-115, Class JI, IO,
1.515s, 2036	552,959	41,162
IFB Ser. 06-123, Class LI, IO,
1.455s, 2037	366,156	25,689
IFB Ser. 07-116, Class IA, IO,
1.263s, 2037	770,000	51,205
IFB Ser. 07-39, Class AI, IO,
1.255s, 2037	347,112	22,473

168

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 07-39, Class SY, IO,
1.245s, 2037	$363,832	$15,884
IFB Ser. 07-32, Class SD, IO,
1.245s, 2037	231,366	15,249
IFB Ser. 07-33, Class SD, IO,
1.245s, 2037	755,385	45,860
IFB Ser. 07-30, Class UI, IO,
1.235s, 2037	188,214	12,905
IFB Ser. 07-32, Class SC, IO,
1.235s, 2037	306,933	20,559
IFB Ser. 07-1, Class CI, IO,
1.235s, 2037	222,284	14,713
IFB Ser. 05-74, Class SE, IO,
1.235s, 2035	1,018,939	56,695
IFB Ser. 05-82, Class SI, IO,
1.235s, 2035	591,921	33,968
IFB Ser. 07-W4, Class 1A2, IO,
1.225s, 2037	2,816,917	167,542
IFB Ser. 07-W5, Class 1A2, IO,
1.215s, 2037	445,588	23,593
IFB Ser. 07-4, Class PS, IO,
1.19s, 2037	833,826	50,366
FRB Ser. 03-W17, Class 12, IO,
1.151s, 2033	366,313	14,030
IFB Ser. 05-58, Class IK, IO,
1.135s, 2035	198,048	14,480
IFB Ser. 07-116, Class BI, IO,
1.013s, 2037	711,000	40,029
IFB Ser. 07-75, Class ID, IO,
1.005s, 2037	190,661	11,986
Ser. 03-T2, Class 2, IO,
0.818s, 2042	1,401,645	33,588
Ser. 03-W6, Class 51, IO,
0.682s, 2042	344,187	6,248
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	740,138	34,194
Ser. 01-T12, Class IO, 0.565s, 2041	306,098	4,180
Ser. 03-W2, Class 1, IO, 0.47s, 2042	2,452,076	30,836
Ser. 02-T4, IO, 0.452s, 2041	1,660,709	17,683
Ser. 01-50, Class B1, IO,
0.448s, 2041	532,253	5,254
Ser. 02-T1, Class IO, IO, 0.427s, 2031	342,921	3,775
Ser. 03-W6, Class 3, IO, 0.366s, 2042	467,080	4,360
Ser. 03-W6, Class 23, IO, 0.351s, 2042	500,095	5,258
Ser. 01-79, Class BI, IO, 0.336s, 2045	1,216,589	10,076
Ser. 372, Class 1, Principal Only (PO),
zero %, 2036	1,890,126	1,503,956
Ser. 04-38, Class AO, PO, zero %, 2034	216,547	157,794
Ser. 04-61, Class CO, PO, zero %, 2031	137,168	116,452
Ser. 07-31, Class TS, IO, zero %, 2009	548,821	10,335
Ser. 07-15, Class IM, IO, zero %, 2009	214,039	4,239
Ser. 07-16, Class TS, IO, zero %, 2009	871,432	14,795
FRB Ser. 06-115, Class SN, zero %, 2036	94,538	98,423

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 05-65, Class ER, zero %, 2035	119,252	$113,166
FRB Ser. 05-57, Class UL,
zero %, 2035	$113,474	110,031
FRB Ser. 05-65, Class CU,
zero %, 2034	56,353	63,148
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	9,878	10,868
Ser. T-58, Class 4A, 7 1/2s, 2043	33,020	35,596
Ser. T-51, Class 2A, 7 1/2s, 2042	65,205	69,797
Ser. T-42, Class A5, 7 1/2s, 2042	23,422	25,117
Ser. T-60, Class 1A2, 7s, 2044	170,586	182,626
Ser. T-56, Class A, IO, 0.524s, 2043	378,507	5,095
Ser. T-56, Class 3, IO, 0.369s, 2043	398,840	704
Ser. T-56, Class 1, IO, 0.286s, 2043	508,555	661
Ser. T-56, Class 2, IO, 0.037s, 2043	465,976	513
IFB Ser. T-56, Class 2ASI, IO,
3.235s, 2043	117,946	12,384
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	80,961	89,716
First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.753s, 2035	159,202	157,635
First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO,
1.682s, 2033	1,466,841	59,527
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	131,000	137,616
Ser. 97-C2, Class G, 7 1/2s, 2029	40,000	44,053
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	165,000	167,579
Freddie Mac
IFB Ser. 3355, Class KS, 9.461s, 2037	152,453	172,382
IFB Ser. 3182, Class PS, 8.49s, 2032	105,842	129,095
IFB Ser. 3202, Class HM, 8.112s, 2036	85,191	102,362
IFB Ser. 3081, Class DC, 6.536s, 2035	81,027	91,873
IFB Ser. 2976, Class KL, 5.949s, 2035	118,732	130,995
IFB Ser. 2990, Class DP, 5.839s, 2034	101,189	109,808
IFB Ser. 3149, Class SU, 5.837s, 2036	84,302	87,762
IFB Ser. 3065, Class DC, 4.778s, 2035	103,234	106,849
IFB Ser. 3360, Class SC, 4.643s, 2037	152,949	162,436
IFB Ser. 2990, Class LB, 4.096s, 2034	125,083	124,863
IFB Ser. 2990, Class WP, 4.057s, 2035	73,816	76,045
IFB Ser. 2927, Class SI, IO,
3.473s, 2035	171,492	22,896
IFB Ser. 2828, Class GI, IO,
2.473s, 2034	187,280	21,440
IFB Ser. 3184, Class SP, IO,
2.323s, 2033	243,506	22,004

169

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2869, Class SH, IO,
2.273s, 2034	$94,563	$6,963
IFB Ser. 2869, Class JS, IO,
2.223s, 2034	427,533	31,254
IFB Ser. 3203, Class SH, IO,
2.113s, 2036	138,346	14,191
IFB Ser. 2755, Class SG, IO,
2.073s, 2031	250,584	20,336
IFB Ser. 2815, Class PT, IO,
2.023s, 2032	196,730	17,282
IFB Ser. 2828, Class TI, IO,
2.023s, 2030	91,807	7,727
IFB Ser. 3297, Class BI, IO,
1.733s, 2037	579,501	51,341
IFB Ser. 3284, Class IV, IO,
1.723s, 2037	149,550	13,623
IFB Ser. 3287, Class SD, IO,
1.723s, 2037	265,446	21,684
IFB Ser. 3281, Class BI, IO,
1.723s, 2037	113,081	9,420
IFB Ser. 3249, Class SI, IO,
1.723s, 2036	95,353	8,946
IFB Ser. 3028, Class ES, IO,
1.723s, 2035	479,274	43,450
IFB Ser. 2922, Class SE, IO,
1.723s, 2035	239,536	18,658
IFB Ser. 3045, Class DI, IO,
1.703s, 2035	1,173,332	85,335
Ser. 3236, Class ES, IO, 1.673s, 2036	166,954	12,512
IFB Ser. 3136, Class NS, IO,
1.673s, 2036	276,751	22,265
IFB Ser. 3118, Class SD, IO,
1.673s, 2036	384,776	29,066
IFB Ser. 3054, Class CS, IO,
1.673s, 2035	102,012	6,617
IFB Ser. 3107, Class DC, IO,
1.673s, 2035	511,152	48,032
IFB Ser. 3129, Class SP, IO,
1.673s, 2035	204,722	13,167
IFB Ser. 3066, Class SI, IO,
1.673s, 2035	328,725	30,144
IFB Ser. 2927, Class ES, IO,
1.673s, 2035	135,541	8,910
IFB Ser. 2950, Class SM, IO,
1.673s, 2016	281,125	22,692
IFB Ser. 3256, Class S, IO,
1.663s, 2036	267,912	22,991
IFB Ser. 3031, Class BI, IO,
1.662s, 2035	93,138	9,172
IFB Ser. 3244, Class SB, IO,
1.633s, 2036	162,665	12,957
IFB Ser. 3244, Class SG, IO,
1.633s, 2036	185,705	15,724

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3236, Class IS, IO,
1.623s, 2036	$301,889	$22,974
IFB Ser. 2962, Class BS, IO,
1.623s, 2035	564,476	39,471
IFB Ser. 3114, Class TS, IO,
1.623s, 2030	625,897	37,750
IFB Ser. 3128, Class JI, IO,
1.603s, 2036	298,581	25,212
IFB Ser. 2990, Class LI, IO,
1.603s, 2034	183,455	15,722
IFB Ser. 3240, Class S, IO,
1.593s, 2036	641,261	50,350
IFB Ser. 3153, Class JI, IO,
1.593s, 2036	273,546	18,944
IFB Ser. 3065, Class DI, IO,
1.593s, 2035	80,671	7,892
IFB Ser. 3315, Class DS, IO,
1.573s, 2037	192,775	12,079
IFB Ser. 3145, Class GI, IO,
1.573s, 2036	244,448	22,157
IFB Ser. 3114, Class GI, IO,
1.573s, 2036	104,719	10,630
IFB Ser. 3339, Class JI, IO,
1.563s, 2037	491,555	30,870
IFB Ser. 3218, Class AS, IO,
1.553s, 2036	197,209	13,944
IFB Ser. 3221, Class SI, IO,
1.553s, 2036	244,308	17,963
IFB Ser. 3202, Class PI, IO,
1.513s, 2036	664,095	50,445
IFB Ser. 3355, Class MI, IO,
1.473s, 2037	156,771	11,428
IFB Ser. 3355, Class LI, IO,
1.473s, 2037	191,022	10,025
IFB Ser. 3201, Class SG, IO,
1.473s, 2036	307,423	23,397
IFB Ser. 3203, Class SE, IO,
1.473s, 2036	278,373	20,451
IFB Ser. 3171, Class PS, IO,
1.458s, 2036	249,839	19,724
IFB Ser. 3152, Class SY, IO,
1.453s, 2036	219,520	18,599
IFB Ser. 3284, Class BI, IO,
1.423s, 2037	184,960	13,269
IFB Ser. 3199, Class S, IO,
1.423s, 2036	123,380	9,574
IFB Ser. 3284, Class LI, IO,
1.413s, 2037	815,587	61,071
IFB Ser. 3281, Class AI, IO,
1.403s, 2037	759,667	57,546
IFB Ser. 3311, Class IA, IO,
1.383s, 2037	273,098	21,586
IFB Ser. 3311, Class IB, IO,
1.383s, 2037	273,098	21,586

170

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3311, Class IC, IO,
1.383s, 2037	$273,098	$21,586
IFB Ser. 3311, Class ID, IO,
1.383s, 2037	273,098	21,586
IFB Ser. 3311, Class IE, IO,
1.383s, 2037	395,323	31,246
IFB Ser. 3274, Class JS, IO,
1.383s, 2037	516,860	34,862
IFB Ser. 3240, Class GS, IO,
1.353s, 2036	383,869	28,400
IFB Ser. 3339, Class TI, IO,
1.113s, 2037	297,966	20,868
IFB Ser. 3288, Class SJ, IO,
1.103s, 2037	305,748	19,030
IFB Ser. 3284, Class CI, IO,
1.093s, 2037	591,295	39,910
IFB Ser. 3291, Class SA, IO,
1.083s, 2037	375,683	22,254
IFB Ser. 3016, Class SQ, IO,
1.083s, 2035	200,718	10,392
IFB Ser. 3284, Class WI, IO,
1.073s, 2037	984,413	63,989
IFB Ser. 3235, Class SA, IO,
0.923s, 2036	144,837	7,789
Ser. 246, PO, zero %, 2037	1,512,675	1,209,977
Ser. 3300, PO, zero %, 2037	94,517	77,011
Ser. 242, PO, zero %, 2036	1,779,115	1,425,015
Ser. 239, PO, zero %, 2036	495,838	391,667
FRB Ser. 3327, Class YF, zero %, 2037	132,437	132,682
FRB Ser. 3326, Class YF, zero %, 2037	89,846	92,713
FRB Ser. 3239, Class BF, zero %, 2036	142,054	150,186
FRB Ser. 3228, Class BF, zero %, 2036	163,407	164,550
FRB Ser. 3231, Class XB, zero %, 2036	95,129	94,944
FRB Ser. 3147, Class SF, zero %, 2036	131,108	135,318
FRB Ser. 3122, Class GF, zero %, 2036	65,937	66,838
FRB Ser. 3003, Class XF, zero %, 2035	74,736	71,702
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO,
0.066s, 2043	4,495,698	30,391
Ser. 05-C3, Class XC, IO,
0.059s, 2045	10,592,722	46,756
Ser. 07-C1, Class XC, IO,
0.043s, 2019	11,908,163	76,791
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.834s, 2036	44,000	45,206
Ser. 97-C1, Class X, IO, 1.279s, 2029	112,490	5,956
Ser. 05-C1, Class X1, IO, 0.166s, 2043	4,554,533	53,197
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	77,845	78,937
Ser. 06-C1, Class XC, IO, 0.056s, 2045	6,828,791	38,412

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-26, Class WS,
15.015s, 2037	$228,896	$348,582
IFB Ser. 07-38, Class AS, 11.46s, 2037	190,423	248,776
IFB Ser. 07-44, Class SP, 10.598s, 2036	106,955	131,744
IFB Ser. 07-51, Class SP, 9.788s, 2037	102,138	120,916
IFB Ser. 07-64, Class AM, 8.006s, 2037	195,365	208,259
IFB Ser. 05-7, Class JM, 5.728s, 2034	120,605	126,846
IFB Ser. 05-66, Class SP, 4.075s, 2035	85,415	86,674
IFB Ser. 06-62, Class SI, IO,
2.431s, 2036	237,109	17,256
IFB Ser. 07-79, Class SY, IO,
1.313s, 2037	608,000	34,651
IFB Ser. 07-1, Class SL, IO,
2.411s, 2037	126,330	10,426
IFB Ser. 07-1, Class SM, IO,
2.401s, 2037	126,330	10,392
IFB Ser. 07-26, Class SG, IO,
1.901s, 2037	311,345	23,955
IFB Ser. 07-9, Class BI, IO,
1.871s, 2037	690,323	47,115
IFB Ser. 07-31, Class CI, IO,
1.861s, 2037	186,198	12,879
IFB Ser. 07-25, Class SA, IO,
1.851s, 2037	251,001	15,822
IFB Ser. 07-25, Class SB, IO,
1.851s, 2037	412,554	26,006
IFB Ser. 07-26, Class LS, IO,
1.851s, 2037	648,483	47,565
IFB Ser. 07-22, Class S, IO,
1.851s, 2037	165,740	14,564
IFB Ser. 07-11, Class SA, IO,
1.851s, 2037	164,336	12,137
IFB Ser. 07-14, Class SB, IO,
1.851s, 2037	157,972	11,502
IFB Ser. 07-51, Class SJ, IO,
1.801s, 2037	184,726	16,440
IFB Ser. 07-26, Class SD, IO,
1.773s, 2037	345,225	23,625
IFB Ser. 07-58, Class PS, IO,
1.751s, 2037	795,648	65,806
IFB Ser. 07-59, Class PS, IO,
1.721s, 2037	139,291	10,803
IFB Ser. 07-59, Class SP, IO,
1.721s, 2037	424,837	33,129
IFB Ser. 07-68, Class PI, IO,
1.701s, 2037	199,557	15,931
IFB Ser. 06-38, Class SG, IO,
1.701s, 2033	721,261	37,200
IFB Ser. 07-53, Class SG, IO,
1.651s, 2037	129,842	8,106
IFB Ser. 07-48, Class SB, IO,
1.623s, 2037	295,287	16,912
IFB Ser. 07-64, Class AI, IO,
1.601s, 2037	1,855,963	110,957

171

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-53, Class ES, IO,
1.601s, 2037	$208,277	$10,784
IFB Ser. 07-9, Class DI, IO,
1.561s, 2037	349,220	20,932
IFB Ser. 07-57, Class QA, IO,
1.551s, 2037	438,591	24,079
IFB Ser. 07-58, Class SA, IO,
1.551s, 2037	1,522,619	86,353
IFB Ser. 07-58, Class SC, IO,
1.551s, 2037	366,311	18,746
IFB Ser. 07-61, Class SA, IO,
1.551s, 2037	231,960	13,358
IFB Ser. 07-53, Class SC, IO,
1.551s, 2037	229,698	11,762
IFB Ser. 06-28, Class GI, IO,
1.551s, 2035	300,101	18,444
IFB Ser. 07-58, Class SD, IO,
1.541s, 2037	364,511	18,302
IFB Ser. 07-17, Class AI, IO,
1.523s, 2037	702,761	48,768
IFB Ser. 07-59, Class SD, IO,
1.521s, 2037	836,923	44,572
IFB Ser. 07-9, Class AI, IO,
1.473s, 2037	233,570	16,409
IFB Ser. 05-65, Class SI, IO,
1.401s, 2035	216,327	14,021
IFB Ser. 07-17, Class IB, IO,
1.301s, 2037	172,249	10,301
IFB Ser. 06-14, Class S, IO,
1.301s, 2036	242,955	13,905
IFB Ser. 06-11, Class ST, IO,
1.291s, 2036	150,272	8,331
IFB Ser. 07-27, Class SD, IO,
1.251s, 2037	179,214	9,273
IFB Ser. 07-19, Class SJ, IO,
1.251s, 2037	303,833	14,434
IFB Ser. 07-23, Class ST, IO,
1.251s, 2037	356,695	15,648
IFB Ser. 07-8, Class SA, IO,
1.251s, 2037	280,401	15,983
IFB Ser. 07-9, Class CI, IO,
1.251s, 2037	454,405	23,407
IFB Ser. 07-7, Class EI, IO,
1.251s, 2037	332,551	16,494
IFB Ser. 07-7, Class JI, IO,
1.251s, 2037	440,363	22,679
IFB Ser. 07-1, Class S, IO,
1.251s, 2037	399,282	19,236
IFB Ser. 07-3, Class SA, IO,
1.251s, 2037	380,623	18,016
IFB Ser. 07-17, Class IC, IO,
1.223s, 2037	423,017	23,393

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-21, Class S, IO,
1.173s, 2037	$379,249	$20,198
IFB Ser. 07-31, Class AI, IO,
1.153s, 2037	176,603	16,017
IFB Ser. 07-43, Class SC, IO,
1.073s, 2037	247,970	12,500
FRB Ser. 07-49, Class UF,
zero %, 2037	52,052	51,379
FRB Ser. 07-35, Class UF,
zero %, 2037	57,629	60,586
Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.857s, 2039	1,599,126	57,968
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
2.693s, 2045	308,044	8,423
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.057s, 2037	8,490,044	32,169
Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO,
0.323s, 2039	2,899,306	61,610
Ser. 05-GG3, Class XC, IO,
0.14s, 2042	4,171,573	65,833
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	187,000	189,808
FRB Ser. 07-GG10, Class AM,
5.799s, 2045	314,000	316,597
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	59,000	58,655
Ser. 03-C1, Class X1, IO,
0.443s, 2040	741,406	14,176
Ser. 04-C1, Class X1, IO,
0.362s, 2028	2,941,518	16,201
Ser. 05-GG4, Class XC, IO,
0.175s, 2039	4,912,755	81,943
Ser. 06-GG6, Class XC, IO,
0.038s, 2038	2,560,436	7,801
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	16,041	17,145
Ser. 05-RP3, Class 1A3, 8s, 2035	50,097	53,134
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	41,450	43,567
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	44,714	47,418
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	49,677	52,196
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.835s, 2035	84,084	82,899
IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 4.975s, 2037	444,506	418,947

172

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	$42,000	$44,857
FRB Ser. 07-LD12, Class AM,
6.063s, 2051	607,000	613,732
FRB Ser. 07-LD12, Class A3,
5.991s, 2051	1,922,000	1,951,733
Ser. 07-CB20, Class A3, 5.863s, 2051	469,000	470,538
FRB Ser. 07-LD11, Class A3,
5.819s, 2049	234,000	237,709
Ser. 06-CB15, Class A4, 5.814s, 2043	258,000	264,803
Ser. 07-CB20, Class A4, 5.794s, 2051	302,000	308,134
Ser. 06-CB16, Class A4, 5.552s, 2045	207,000	208,519
Ser. 06-CB14, Class A4, 5.481s, 2044	217,000	218,797
Ser. 05-LDP2, Class AM, 4.78s, 2042	80,000	73,595
Ser. 06-LDP8, Class X, IO,
0.574s, 2045	2,122,235	87,861
Ser. 06-CB17, Class X, IO,
0.514s, 2043	2,048,088	74,571
Ser. 06-LDP9, Class X, IO,
0.456s, 2047	3,057,347	93,631
Ser. 07-LDPX, Class X, IO,
0.348s, 2049	3,477,354	79,735
Ser. 06-CB16, Class X1, IO,
0.057s, 2045	2,420,725	40,184
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	9,941,747	8,544
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	44,000	44,283
Ser. 06-FL2A, Class X1, IO,
0.841s, 2018	655,021	1,376
Ser. 05-LDP2, Class X1, IO,
0.109s, 2042	7,038,723	124,827
Ser. 05-LDP1, Class X1, IO,
0.095s, 2046	2,824,260	28,022
Ser. 05-CB12, Class X1, IO,
0.095s, 2037	3,370,578	34,364
Ser. 05-LDP3, Class X1, IO,
0.061s, 2042	6,267,526	49,700
Ser. 06-CB14, Class X1, IO,
0.06s, 2044	4,084,909	18,350
Ser. 07-CB20, Class X1, IO,
0.052s, 2051	6,068,457	77,737
Ser. 05-LDP5, Class X1, IO,
0.043s, 2044	16,072,992	77,226
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	35,110	35,658
Ser. 99-C1, Class G, 6.41s, 2031	37,135	37,498
Ser. 98-C4, Class H, 5.6s, 2035	50,000	49,154
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class AM, 6.114s, 2017	319,000	320,333
Ser. 07-C6, Class A2, 5.845s, 2012	599,000	618,809

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

Principal amount		Value

LB-UBS Commercial Mortgage Trust
Ser. 04-C7, Class A6, 4.786s, 2029	$83,000	$80,918
Ser. 07-C7, Class XW, IO,
0.374s, 2045	593,000	15,655
LB-UBS Commercial Mortgage
Trust 144A
Ser. 03-C5, Class XCL, IO,
0.903s, 2037	1,656,789	22,342
Ser. 06-C7, Class XW, IO,
0.719s, 2038	1,453,607	64,546
Ser. 05-C3, Class XCL, IO,
0.173s, 2040	2,623,938	53,832
Ser. 05-C2, Class XCL, IO,
0.145s, 2040	3,964,799	41,725
Ser. 05-C5, Class XCL, IO,
0.119s, 2020	3,215,197	43,875
Ser. 05-C7, Class XCL, IO,
0.099s, 2040	3,851,138	31,847
Ser. 06-C7, Class XCL, IO,
0.083s, 2038	2,564,778	42,455
Ser. 06-C1, Class XCL, IO,
0.068s, 2041	5,608,908	59,761
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H,
5.978s, 2017	52,000	50,440
FRB Ser. 05-LLFA, 5.828s, 2018	20,000	19,000
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9,
11.73s, 2036	80,440	95,783
IFB Ser. 07-5, Class 4A3,
10.89s, 2037	126,282	149,987
IFB Ser. 07-4, Class 3A2, IO,
2.335s, 2037	190,350	13,515
IFB Ser. 06-5, Class 2A2, IO,
2.285s, 2036	347,656	21,312
IFB Ser. 07-4, Class 2A2, IO,
1.805s, 2037	756,835	52,323
IFB Ser. 07-1, Class 2A3, IO,
1.765s, 2037	1,038,415	82,156
IFB Ser. 06-9, Class 2A2, IO,
1.755s, 2037	622,296	46,800
IFB Ser. 07-5, Class 10A2, IO,
1.475s, 2037	376,256	18,610
IFB Ser. 06-5, Class 1A3, IO,
0.535s, 2036	92,442	1,089
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	300,000	296,100
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 7.324s, 2034	10,022	10,023
FRB Ser. 04-13, Class 3A6, 3.786s, 2034	134,000	131,803
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	106,454	1,229
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	267,501	585

173

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

Principal amount		Value

MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	$63,488	$67,925
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.475s, 2027	95,049	88,396
Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.062s, 2049	7,923,627	112,664
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 5.528s, 2022	99,963	100,375
Ser. 06-1, Class X1A, IO, 1.386s, 2022	1,011,297	12,012
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.904s, 2030	31,000	31,619
FRB Ser. 05-A9, Class 3A1, 5.279s, 2035	221,471	219,630
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3,
5.829s, 2050	128,000	131,576
FRB Ser. 07-C1, Class A4,
5.829s, 2050	103,000	106,170
Ser. 05-MCP1, Class XC, IO,
0.09s, 2043	3,217,663	40,975
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.242s, 2039	824,498	17,424
Ser. 05-LC1, Class X, IO,
0.236s, 2044	1,714,295	13,929
Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A3,
5.957s, 2049	630,000	652,341
FRB Ser. 07-8, Class A2,
5.92s, 2049	226,000	232,813
Ser. 07-9, Class A4, 5.748s, 2049	630,000	636,737
Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.134s, 2039	2,906,069	14,190
Ser. 06-3, Class XC, IO, 0.088s, 2046	3,216,232	53,068
Ser. 07-7, Class X, IO, 0.02s, 2050	12,900,001	46,863
Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C2, Class X, IO,
6.004s, 2040	121,189	34,274
Ser. 05-C3, Class X, IO,
5.555s, 2044	132,062	36,565
Ser. 06-C4, Class X, IO,
5.095s, 2016	573,000	184,793
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.624s, 2043	982,590	48,009
Morgan Stanley Capital I
FRB Ser. 06-IQ11, Class A4,
5.773s, 2042	258,000	258,639
FRB Ser. 07-IQ14, Class AM,
5.691s, 2049	139,000	138,212
Ser. 05-HQ6, Class A4A, 4.989s, 2042	191,000	185,989
Ser. 04-HQ4, Class A7, 4.97s, 2040	99,000	98,015

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	$28,000	$27,995
Ser. 04-RR, Class F5, 6s, 2039	100,000	73,000
Ser. 04-RR, Class F6, 6s, 2039	100,000	65,000
Ser. 05-HQ6, Class X1, IO,
0.099s, 2042	4,099,067	38,302
Ser. 05-HQ5, Class X1, IO,
0.093s, 2042	1,471,697	10,699
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.342s, 2035	200,745	199,239
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.095s, 2030	49,000	49,601
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.711s, 2035	28,183	29,499
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	20,288	22,352
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	187,000	189,328
Ser. 00-C2, Class J, 6.22s, 2033	49,000	48,807
Residential Asset Mortgage
Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032	72,359	72,203
Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO,
1.825s, 2037	777,181	53,333
IFB Ser. 06-A7CB, Class 1A6, IO,
0.685s, 2036	57,594	1,423
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019	182,032	177,053
Saco I Trust FRB Ser. 05-10,
Class 1A1, 5 1/8s, 2033	66,924	56,885
Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.757s, 2036	1,207,295	57,032
Structured Adjustable
Rate Mortgage Loan Trust
Ser. 04-8, Class 1A3, 7.186s, 2034	3,973	4,073
FRB Ser. 07-8, Class 1A2,
6 1/4s, 2037	655,929	663,144
FRB Ser. 05-18, Class 6A1,
5.249s, 2035	96,398	95,318
Ser. 05-9, Class AX, IO,
1.303s, 2035	1,067,416	25,018
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.215s, 2034	51,453	49,918
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
1.385s, 2037	2,804,672	160,477
Ser. 07-4, Class 1A4, IO, 1s, 2037	2,804,672	73,839

174

Putnam VT Global Asset Allocation Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (13.0%)* continued

	Principal amount	Value

Wachovia Bank Commercial
Mortgage Trust
Ser. 04-C15, Class A4, 4.803s, 2041	$147,000	$143,013
Ser. 06-C28, Class XC, IO,
0.381s, 2048	1,422,477	34,495
Ser. 07-C34, IO, 0.36s, 2046	1,637,714	41,876
Wachovia Bank Commercial Mortgage
Trust 144A
Ser. 03-C3, Class IOI, IO,
0.483s, 2035	762,979	22,233
Ser. 05-C18, Class XC, IO,
0.098s, 2042	3,762,898	37,892
Ser. 06-C27, Class XC, IO,
0.063s, 2045	2,764,382	30,408
Ser. 06-C23, Class XC, IO,
0.053s, 2045	2,906,931	16,918
Ser. 06-C26, Class XC, IO,
0.041s, 2045	1,715,392	6,141
WAMU Mortgage Pass-Through
Certificates FRB Ser. 04-AR1,
Class A, 4.229s, 2034	34,239	33,685
Washington Mutual 144A
Ser. 06-SL1, Class X, IO, 0.938s, 2043	366,265	16,702
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	10,000	7,415
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1,
5.29s, 2036	125,025	123,228
Ser. 05-AR2, Class 2A1,
4.544s, 2035	62,762	61,536
Ser. 04-R, Class 2A1, 4.36s, 2034	62,948	61,654
Ser. 05-AR12, Class 2A5,
4.323s, 2035	965,000	945,724

Total collateralized mortgage obligations
(cost $44,650,422)		$46,921,150

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.4%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.5%)
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
August 20, 2037 to October 20, 2037	$4,994,277	$5,159,908

U.S. Government Agency Mortgage Obligations (10.9%)
Federal Home Loan Mortgage
Corporation Pass-Through Certificates
6s, with due dates from
July 1, 2021 to September 1, 2021	447,632	457,635
5 1/2s, November 1, 2036	73,094	72,925
5 1/2s, with due dates from
October 1, 2019 to April 1, 2020	477,076	483,742

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (12.4%)*
continued

Principal amount		Value

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from
February 1, 2024 to October 1, 2028	$141,410	$149,172
6 1/2s, November 1, 2037	600,001	616,852
6 1/2s, TBA, January 1, 2038	2,000,000	2,055,312
6s, July 1, 2021	44,248	45,278
5 1/2s, with due dates from
March 1, 2037 to December 1, 2037	1,112,180	1,110,572
5 1/2s, with due dates from
May 1, 2022 to September 1, 2022	1,134,315	1,148,848
5 1/2s, TBA, January 1, 2038	32,400,000	32,349,375
5s, January 1, 2021	42,133	42,237
4 1/2s, with due dates from
September 1, 2035 to October 1, 2035	898,880	852,075
		39,384,023

Total U.S. government and agency mortgage obligations
(cost $43,912,837)		$44,543,931

U.S. TREASURY OBLIGATIONS (—%)* (cost $20,081)

Principal amount		Value

U.S. Treasury Notes 4 1/4s,
November 15, 2013	$20,000	$20,728

CORPORATE BONDS AND NOTES (8.9%)*

Principal amount		Value

Basic Materials (0.5%)
AK Steel Corp. company
guaranty 7 3/4s, 2012	$75,000	$75,375
Aleris International, Inc. company
guaranty 10s, 2016	40,000	32,400
Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	35,000	29,225
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s, 2015 (Canada)	20,000	16,400
ARCO Chemical Co. debs. 10 1/4s, 2010	25,000	26,000
Builders FirstSource, Inc. company
guaranty FRN 9.119s, 2012	40,000	34,800
Century Aluminum Co. company
guaranty 7 1/2s, 2014	10,000	9,850
Clondalkin Acquisition BV 144A
sec. FRN 6.991s, 2013
(Netherlands)	75,000	70,594
Domtar Corp. company guaranty,
7 7/8s, 2011 (Canada)	40,000	40,850
Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009	55,000	54,950
E.I. du Pont de Nemours & Co.
sr. unsec. 5s, 2013	30,000	30,238
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017	105,000	112,613

175

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

Principal amount			Value

Basic Materials continued
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. FRN 8.394s, 2015		$20,000	$20,300
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015		50,000	53,000
Georgia-Pacific Corp.
debs. 9 1/2s, 2011		52,000	54,600
Georgia-Pacific Corp.
notes 8 1/8s, 2011		30,000	30,450
Georgia-Pacific Corp.
sr. notes 8s, 2024		35,000	32,550
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		45,000	47,363
Hercules, Inc. company
guaranty 6 3/4s, 2029		10,000	9,625
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		55,000	59,400
Huntsman, LLC company
guaranty 11 5/8s, 2010		1,000	1,060
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		10,000	9,850
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014		20,000	19,856
MacDermid, Inc. 144A
sr. sub. notes 9 1/2s, 2017		20,000	18,800
Metals USA, Inc. sec.
notes 11 1/8s, 2015		45,000	46,575
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		85,000	78,200
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		20,000	21,600
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		20,000	21,400
NewPage Corp. company
guaranty 10s, 2012		20,000	20,100
NewPage Corp. sec. notes 10s, 2012		5,000	5,025
NewPage Holding Corp.
sr. notes FRN 11.818s, 2013 ‡‡		12,687	12,180
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		20,000	16,600
Novelis, Inc. company
guaranty 7 1/4s, 2015		60,000	56,400
Nucor Corp. sr. unsec. 5s, 2012		30,000	30,038
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)		40,000	36,926
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	55,000	77,490
Smurfit-Stone Container
Enterprises, Inc. sr. unsec. 8s, 2017		$30,000	28,988
Steel Dynamics, Inc. 144A
sr. notes 7 3/8s, 2012		40,000	40,200
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015		135,000	130,275

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Basic Materials continued
Stone Container Corp.
sr. notes 8 3/8s, 2012	$5,000	$4,963
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)	5,000	4,713
Tube City IMS Corp. company
guaranty 9 3/4s, 2015	35,000	31,500
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012	6,000	6,188
Verso Paper Holdings, LLC/ Verso
Paper, Inc. company
guaranty 11 3/8s, 2016	25,000	25,375
Westvaco Corp. unsec.
notes 7 1/2s, 2027	10,000	10,971
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016
(Canada)	35,000	34,324
		1,630,180

Capital Goods (0.5%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	55,000	55,000
Allied Waste North America, Inc.
company guaranty 6 7/8s, 2017	55,000	53,625
Baldor Electric Co. company
guaranty 8 5/8s, 2017	55,000	56,650
Berry Plastics Holding Corp.
company guaranty 10 1/4s, 2016	30,000	26,250
Berry Plastics Holding Corp. sec.
notes 8 7/8s, 2014	45,000	42,750
Blount, Inc. sr. sub. notes 8 7/8s, 2012	30,000	30,075
Bombardier, Inc. 144A
sr. notes 8s, 2014 (Canada)	75,000	78,375
Caterpillar Financial
Services Corp. sr. unsec. 4.85s, 2012	75,000	75,130
Caterpillar Financial
Services Corp. sr. unsec.
notes Ser. MTN, 5.85s, 2017	65,000	66,859
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013	50,000	51,125
General Cable Corp. company
guaranty 7 1/8s, 2017	35,000	34,300
General Cable Corp. company
guaranty FRN 7.104s, 2015	10,000	9,500
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015	45,000	42,975
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. notes 8 7/8s, 2015 ‡‡	50,000	49,500
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. notes 8 1/2s, 2015	35,000	35,000
Hexcel Corp.
sr. sub. notes 6 3/4s, 2015	45,000	44,100
L-3 Communications Corp. company
guaranty 7 5/8s, 2012	81,000	82,924

176

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount		Value

Capital Goods continued
L-3 Communications Corp. company
guaranty 6 1/8s, 2013		$25,000	$24,563
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		75,000	73,875
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015		20,000	19,300
Legrand SA debs. 8 1/2s, 2025
(France)		140,000	162,869
Manitowoc Co., Inc. (The)
sr. notes 7 1/8s, 2013		45,000	44,550
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		25,000	22,875
Mueller Water Products, Inc.
company guaranty 7 3/8s, 2017		20,000	17,875
Owens-Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014	EUR	50,000	70,445
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		$90,000	89,100
Ryerson Tull, Inc. 144A sec.
notes 12s, 2015		15,000	14,813
SPX Corp. sr. notes 7 5/8s, 2014		20,000	20,400
TD Funding Corp. company
guaranty 7 3/4s, 2014		50,000	50,750
Tekni-Plex, Inc. sec.
notes 10 7/8s, 2012		40,000	42,900
Terex Corp. company
guaranty 7 3/8s, 2014		25,000	25,313
Terex Corp. sr. sub. notes 8s, 2017		10,000	10,125
Titan International, Inc. company
guaranty 8s, 2012		65,000	62,725
United Technologies Corp.
sr. unsec. notes 5 3/8s, 2017		75,000	76,083
WCA Waste Corp. company
guaranty 9 1/4s, 2014		20,000	20,350
			1,683,049

Communication Services (0.8%)
American Tower Corp. 144A
sr. notes 7s, 2017		100,000	100,500
Ameritech Capital Funding company
guaranty 6 1/4s, 2009		95,000	97,575
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031		56,000	72,575
AT&T, Inc. sr. unsec. 6.3s, 2038		220,000	224,599
AT&T, Inc. sr. unsec. 4.95s, 2013		65,000	65,430
Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030		95,000	110,673
British Telecommunications PLC
sr. unsec. 5.15s, 2013
(United Kingdom)		110,000	109,549
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		30,000	31,500

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Communication Services continued
Centennial Communications Corp.
sr. notes 10s, 2013	$20,000	$20,800
Cincinnati Bell, Inc. company
guaranty 7 1/4s, 2013	95,000	95,238
Citizens Communications Co.
notes 9 1/4s, 2011	105,000	113,663
Cricket Communications, Inc.
company guaranty 9 3/8s, 2014	45,000	42,188
Hawaiian Telcom
Communications, Inc. company
guaranty Ser. B, 9 3/4s, 2013	15,000	14,888
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	41,000	39,821
Intelsat Bermuda, Ltd. company
guaranty FRN 8.886s, 2015
(Bermuda)	25,000	25,063
Intelsat Bermuda, Ltd. sr. unsec.
11 1/4s, 2016 (Bermuda)	105,000	107,888
Intelsat Intermediate Holding Co.,
Ltd. company
guaranty stepped-coupon zero %
(9 1/4s, 2/1/10), 2015
(Bermuda) ††	10,000	8,175
iPCS, Inc. sec. FRN 7.036s, 2013	15,000	14,138
Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	55,000	49,775
Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	25,000	21,438
MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	55,000	51,700
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	25,000	24,628
Nextel Communications, Inc.
sr. notes Ser. F, 5.95s, 2014	155,000	145,695
Nordic Telephone Co. Holdings ApS
144A sr. notes 8 7/8s, 2016
(Denmark)	75,000	76,875
PAETEC Holding Corp. 144A
sr. notes 9 1/2s, 2015	20,000	19,500
PanAmSat Corp. company
guaranty 9s, 2014	20,000	20,100
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	30,000	29,925
Qwest Corp. debs. 7 1/4s, 2025	25,000	23,500
Qwest Corp. notes 8 7/8s, 2012	130,000	139,100
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	60,000	61,809
Rural Cellular Corp. FRN
sr. sub. notes 8.124s, 2013	25,000	25,500
Rural Cellular Corp.
sr. notes 9 7/8s, 2010	5,000	5,188

177

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Communication Services continued
Sprint Capital Corp. company
guaranty 6.9s, 2019	$30,000	$29,801
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	95,000	90,094
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	20,000	19,300
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	20,000	21,744
Telecom Italia Capital SA company
guaranty 5 1/4s, 2015
(Luxembourg)	50,000	48,712
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013
(Luxembourg)	20,000	19,767
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	75,000	84,457
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	40,000	41,560
Telefonica Europe BV company
guaranty 8 1/4s, 2030
(Netherlands)	5,000	6,174
Telus Corp. notes 8s, 2011 (Canada)	50,000	54,173
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	35,000	35,788
Verizon Communications, Inc.
sr. unsec 5.55s, 2016	135,000	136,449
Verizon Communications, Inc.
sr. unsec. bonds 5 1/2s, 2017	65,000	65,303
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	50,000	52,500
Verizon New Jersey, Inc. debs. 8s, 2022	45,000	51,652
Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	45,000	53,865
Verizon Virginia, Inc.
debs. Ser. A, 4 5/8s, 2013	30,000	28,894
Vodafone Group PLC unsec.
notes 6.15s, 2037
(United Kingdom)	90,000	89,286
West Corp. company guaranty 11s, 2016	15,000	14,888
West Corp. company
guaranty 9 1/2s, 2014	25,000	24,500
Windstream Corp. company
guaranty 8 5/8s, 2016	65,000	68,250
Windstream Corp. company
guaranty 8 1/8s, 2013	35,000	36,225
		3,062,378

Conglomerates (—%)
General Electric Co. sr. unsec.
5 1/4s, 2017	45,000	44,904
Textron, Inc. sr. unsec. 5.6s, 2017	80,000	79,715
		124,619

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Consumer Cyclicals (1.0%)
Allison Transmission 144A company
guaranty 11s, 2015	$10,000	$9,100
American Media, Inc. company
guaranty 8 7/8s, 2011	5,000	4,231
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	50,000	43,000
Aramark Corp. company
guaranty 8 1/2s, 2015	50,000	50,625
ArvinMeritor, Inc. sr. unsec.
notes 8 1/8s, 2015	30,000	25,950
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	50,000	51,000
Autonation, Inc. company
guaranty 7s, 2014	10,000	9,475
Autonation, Inc. company
guaranty FRN 7.243s, 2013	10,000	9,225
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	45,000	33,975
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	75,000	75,938
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	45,000	42,525
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	56,690	53,501
Cenveo Corp.,
sr. sub. notes 7 7/8s, 2013	18,000	16,043
Claire’s Stores, Inc. 144A company
guaranty 9 5/8s, 2015 ‡‡	25,000	16,125
Corrections Corporation of America
sr. notes 7 1/2s, 2011	35,000	35,438
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	30,000	29,020
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	30,000	25,973
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010	110,000	117,328
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	5,000	5,186
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	50,000	50,743
Dana Corp. notes 5.85s, 2015	55,000	39,600
Dex Media, Inc. notes 8s, 2013	10,000	9,400
Ford Motor Co. notes 7.45s, 2031	45,000	33,413
Ford Motor Credit Co. LLC,
notes 7 7/8s, 2010	60,000	55,360
Ford Motor Credit Co. LLC, unsec.
notes 7 3/8s, 2009	20,000	18,825
Ford Motor Credit Co. LLC,
notes 6 3/8s, 2008	45,000	44,311
Ford Motor Credit Co. LLC,
sr. notes 9 7/8s, 2011	185,000	176,204
General Motors Corp. debs. 9.4s, 2021	10,000	8,880
General Motors Corp. notes 7.2s, 2011	175,000	161,000

178

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Goodman Global Holding Co., Inc.
company guaranty FRN Ser. B,
8.36s, 2012	$40,000	$39,800
Goodyear Tire & Rubber Co. (The)
notes 7.857s, 2011	4,000	4,050
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	40,000	42,400
Hanesbrands, Inc. company
guaranty FRN Ser. B, 8.204s, 2014	40,000	39,600
Harley-Davidson Funding Corp.
company guaranty 5 1/4s, 2012	75,000	74,358
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	100,000	100,000
Isle of Capri Casinos, Inc.
company guaranty 7s, 2014	20,000	16,400
JC Penney Co., Inc. debs. 7.65s, 2016	50,000	53,301
JC Penney Co., Inc.
sr. notes 6 3/8s, 2036	25,000	22,340
Jostens IH Corp. company
guaranty 7 5/8s, 2012	50,000	50,250
K. Hovnanian Enterprises, Inc.
sr. notes 8 5/8s, 2017	5,000	3,650
Lamar Media Corp. company
guaranty 7 1/4s, 2013	55,000	55,000
Lear Corp. company
guaranty 8 3/4s, 2016	20,000	18,200
Lear Corp. company
guaranty 8 1/2s, 2013	45,000	41,850
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	50,000	49,875
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	30,000	29,025
Marriott International, Inc.
notes 6 3/8s, 2017	42,000	42,859
Marriott International, Inc.
sr. unsec. Ser. J, 5 5/8s, 2013	10,000	9,972
Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	50,000	50,250
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	55,000	37,675
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	15,000	15,563
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	95,000	92,506
Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	45,000	41,288
Mohegan Tribal Gaming Authority
sr. sub. notes 6 3/8s, 2009	30,000	30,000
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	100,000	103,125
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	45,000	26,325
Office Depot, Inc. notes 6 1/4s, 2013	25,000	26,099
Omnicom Group, Inc.
sr. notes 5.9s, 2016	30,000	30,428

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Park Place Entertainment Corp.
sr. notes 7s, 2013	$45,000	$51,483
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	45,000	45,450
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	35,000	31,763
Quebecor Media notes 7 3/4s, 2016
(Canada)	10,000	9,600
Reader’s Digest Association, Inc.
(The) 144A sr. sub. notes 9s, 2017	35,000	29,313
Scientific Games Corp. company
guaranty 6 1/4s, 2012	50,000	47,750
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	15,000	14,325
Standard Pacific Corp.
sr. notes 6 1/2s, 2008	40,000	35,400
Standard Pacific Corp. sr. unsec.
unsub. notes 5 1/8s, 2009	5,000	3,950
Starwood Hotels & Resorts
Worldwide, Inc. sr. unsec 6 1/4s, 2013	65,000	65,039
Station Casinos, Inc.
sr. notes 6s, 2012	90,000	80,100
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	20,000	19,650
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	3,000	3,195
Tenneco Automotive, Inc. 144A sr. unsec.
8 1/8s, 2015	10,000	9,900
Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	45,000	44,100
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	75,000	60,000
Tropicana Entertainment, LLC
sr. sub. notes 9 5/8s, 2014	70,000	44,450
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	105,000	79,931
UCI Holdco, Inc. 144A
sr. notes FRN 12.491s, 2013 ‡‡	50,779	47,986
United Auto Group, Inc. company
guaranty 7 3/4s, 2016	40,000	37,400
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	110,000	67,650
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	5,000	1,488
VF Corp. sr. unsec. 5.95s, 2017	40,000	40,004
Vulcan Materials Co.
sr. unsub. 5.6s, 2012	50,000	50,281
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	85,000	83,513
Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	30,000	27,638
		3,428,942

179

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Consumer Staples (1.3%)
Adelphia Communications Corp.
escrow bonds zero %, 2010	$55,000	$5,569
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	35,000	34,344
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	55,000	55,619
Affinity Group, Inc.
sr. sub. notes 9s, 2012	55,000	52,250
AMC Entertainment, Inc. company
guaranty 11s, 2016	60,000	63,150
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	20,000	18,800
Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	30,000	28,200
Avis Budget Car Rental, LLC
company guaranty 7 5/8s, 2014	20,000	19,100
Buffets, Inc. company
guaranty 12 1/2s, 2014	15,000	5,700
Campbell Soup Co. debs. 8 7/8s, 2021	50,000	66,180
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	128,000	104,320
CCH II, LLC/Capital Corp.
sr. unsec. notes Ser. B, 10 1/4s, 2010	101,000	98,475
CCH, LLC/Capital Corp. sr. unsec.
notes 10 1/4s, 2010	69,000	67,620
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015	5,000	4,525
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	35,000	30,713
Church & Dwight Co., Inc. company
guaranty 6s, 2012	40,000	39,100
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	65,000	60,531
ConAgra Foods, Inc. unsec.
notes 7 7/8s, 2010	160,000	171,736
Cox Communications, Inc.
notes 7 1/8s, 2012	70,000	74,653
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	55,000	54,577
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	35,000	37,567
CSC Holdings, Inc. debs. Ser. B,
8 1/8s, 2009	125,000	127,188
CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	5,000	4,781
CSC Holdings, Inc.
sr. notes Ser. B, 7 5/8s, 2011	5,000	4,988
CVS Caremark, Corp. sr. unsec. FRN
6.302s, 2037	100,000	96,654
CVS Caremark, Corp. 144A
pass-through certificates 6.117s, 2013	95,042	96,269
Dean Foods Co. company
guaranty 7s, 2016	30,000	26,700

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Consumer Staples continued
Del Monte Corp. company
guaranty 6 3/4s, 2015	$70,000	$66,150
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	10,000	10,075
Delhaize Group sr. unsub. 6 1/2s,
2017 (Belgium)	35,000	35,806
Diageo Capital PLC company
guaranty 5 3/4s, 2017
(United Kingdom)	55,000	55,312
Diageo Capital PLC company
guaranty 5.2s, 2013
(United Kingdom)	25,000	25,114
Diageo PLC company guaranty 8s, 2022	40,000	47,712
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	80,000	76,800
Dole Food Co. sr. notes 8 5/8s, 2009	42,000	40,530
Echostar DBS Corp. company
guaranty 7s, 2013	35,000	35,350
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	5,000	4,975
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	145,000	143,260
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	55,000	53,900
Estee Lauder Cos., Inc. (The)
sr. unsec. 6s, 2037	65,000	64,024
Estee Lauder Cos., Inc. (The)
sr. unsec. 5.55s, 2017	15,000	15,075
General Mills, Inc.
sr. unsub. 5.65s, 2012	65,000	66,061
Hertz Corp. company
guaranty 8 7/8s, 2014	65,000	65,894
Idearc, Inc. company guaranty 8s, 2016	120,000	110,100
Ion Media Networks, Inc. 144A
sr. sec. notes 11.493s, 2013	20,000	19,675
Ion Media Networks, Inc. 144A
sr. sec. notes 8.493s, 2012	20,000	19,475
Jarden Corp. company
guaranty 7 1/2s, 2017	35,000	30,100
Kellogg Co. sr. unsub. 5 1/8s, 2012	10,000	10,102
Kroger Co. company guaranty
6.4s, 2017	55,000	57,525
Liberty Media Corp. debs. 8 1/4s, 2030	50,000	47,982
McDonald’s Corp. sr. unsec. 6.3s, 2037	40,000	41,481
McDonald’s Corp. sr. unsec. 5.8s, 2017	20,000	20,713
News America Holdings, Inc.
company guaranty 7 3/4s, 2024	50,000	56,236
News America Holdings, Inc.
debs. 7 3/4s, 2045	165,000	178,953
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty
10s, 2014	35,000	35,788

180

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Consumer Staples continued
Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	$30,000	$21,075
OSI Restaurant Partners, Inc. 144A
sr. notes 10s, 2015	20,000	14,600
PepsiCo, Inc. sr. unsec. 4.65s, 2013	50,000	50,561
Pilgrim’s Pride Corp. sr. unsec.
7 5/8s, 2015	5,000	4,938
Pinnacle Foods Finance LLC 144A
sr. notes 9 1/4s, 2015	20,000	18,250
Pinnacle Foods Finance LLC 144A
sr. sub. notes 10 5/8s, 2017	20,000	17,200
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012	45,000	44,888
R.H. Donnelley Corp. sr. disc.
notes Ser. A-1, 6 7/8s, 2013	15,000	13,425
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	25,000	22,375
R.H. Donnelley Corp.
sr. notes 8 7/8s, 2017	30,000	27,750
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	45,000	46,294
Rental Services Corp. company
guaranty 9 1/2s, 2014	40,000	35,800
Reynolds American, Inc. company
guaranty 7 1/4s, 2013	55,000	58,175
Rite Aid Corp. company
guaranty 9 3/8s, 2015	40,000	33,200
Rite Aid Corp. sec. notes 7 1/2s, 2017	40,000	35,250
Sinclair Broadcast Group, Inc.
company guaranty 8s, 2012	15,000	15,281
Sirius Satellite Radio, Inc.
sr. unsec. notes 9 5/8s, 2013	40,000	37,800
Spectrum Brands, Inc. company
guaranty 11 1/2s, 2013 ‡‡	30,000	27,000
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	60,000	44,400
Supervalu, Inc. sr. notes 7 1/2s, 2014	40,000	41,000
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	215,000	242,961
TCI Communications, Inc.
debs. 9.8s, 2012	20,000	23,101
TCI Communications, Inc.
debs. 7 7/8s, 2013	70,000	76,713
Tesco PLC 144A notes 6.15s, 2037
(United Kingdom)	100,000	97,694
Time Warner Cable, Inc. company
guaranty 6.55s, 2037	50,000	51,035
Time Warner Cable, Inc. company
guaranty 5.85s, 2017	30,000	30,074
Time Warner, Inc. debs. 9.15s, 2023	40,000	48,939
Time Warner, Inc. debs. 9 1/8s, 2013	130,000	147,690

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Consumer Staples continued
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	$5,000	$4,538
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	55,000	46,063
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	45,000	45,225
Univision Communications, Inc.
144A sr. notes 9 3/4s, 2015 ‡‡	30,000	27,338
Viacom, Inc. sr. notes 5 3/4s, 2011	30,000	30,377
Walt Disney Co. (The) sr. unsec.
4.7s, 2012	120,000	119,996
Young Broadcasting, Inc. company
guaranty 10s, 2011	30,000	23,438
Yum! Brands, Inc. sr. unsec.
6 7/8s, 2037	45,000	44,791
Yum! Brands, Inc. sr. unsec.
6 1/4s, 2018	40,000	40,509
		4,593,221

Energy (0.7%)
Anadarko Petroleum Corp.
sr. notes 6.45s, 2036	32,000	32,779
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	18,000	18,258
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	115,000	111,550
Chaparral Energy, Inc. 144A
sr. notes 8 7/8s, 2017	50,000	45,125
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	110,000	112,475
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	45,000	46,463
Complete Production Services, Inc.
company guaranty 8s, 2016	60,000	58,050
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	70,000	65,100
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	40,000	37,700
Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	25,000	24,969
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	40,000	40,400
Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	15,000	14,963
Encore Acquisition Co.
sr. sub. notes 6s, 2015	79,000	71,100
Enterprise Products Operating LP
company guaranty FRB 7.034s, 2068	35,000	31,726
Enterprise Products Operating LP
company guaranty FRB 8 3/8s, 2066	85,000	87,026
EOG Resources, Inc. sr. unsec
5 7/8s, 2017	40,000	41,009
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	20,000	19,250

181

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Energy continued
Forest Oil Corp. sr. notes 8s, 2011	$65,000	$67,600
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	45,000	42,413
Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	50,000	50,875
Hess Corp. bonds 7 7/8s, 2029	55,000	65,099
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. notes 9s, 2016	15,000	15,525
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	10,000	9,500
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	85,000	82,663
Kerr-McGee Corp. sec. notes
6.95s, 2024	50,000	53,410
Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014	25,000	25,563
Massey Energy Co.
sr. notes 6 5/8s, 2010	45,000	43,988
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	15,000	15,523
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	30,000	29,288
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	40,000	39,600
Nexen, Inc. bonds 6.4s, 2037
(Canada)	35,000	34,941
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	50,000	48,000
OPTI Canada, Inc. 144A company
guaranty 8 1/4s, 2014 (Canada)	40,000	39,600
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	110,000	112,750
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	50,000	47,000
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	95,000	99,988
Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015	5,000	5,000
Plains Exploration &
Production Co. company
guaranty 7s, 2017	40,000	38,250
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	80,000	82,854
Pride International, Inc.
sr. notes 7 3/8s, 2014	60,000	61,650
Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	30,000	29,475
Sabine Pass LNG LP sec.
notes 7 1/2s, 2016	100,000	95,500
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015	45,000	41,400
Sunoco, Inc. notes 4 7/8s, 2014	30,000	29,024

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Energy continued
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	$30,000	$28,950
Tesoro Corp. company
guaranty 6 1/2s, 2017	60,000	59,400
Valero Energy Corp. sr. unsec.
notes 7 1/2s, 2032	40,000	43,960
Weatherford International, Inc.
144A company guaranty 6.8s, 2037	15,000	15,606
Weatherford International, Inc.
144A company guaranty 6.35s, 2017	25,000	25,841
Weatherford International, Ltd.
company guaranty 6 1/2s, 2036	40,000	39,946
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	20,000	19,703
Whiting Petroleum Corp. company
guaranty 7s, 2014	30,000	29,700
		2,427,528

Financial (1.9%)
American Express Bank FSB
notes Ser. BKN1, 5.55s, 2012	250,000	254,390
American Express Co. sr. unsec.
notes 6.15s, 2017	50,000	51,314
American International Group, Inc.
jr. sub. bond 6 1/4s, 2037	125,000	111,756
Ameriprise Financial, Inc. jr.
sub. FRN 7.518s, 2066	80,000	79,668
Amvescap PLC company
guaranty 5 5/8s, 2012 (Bermuda)	30,000	29,085
Bank of New York Mellon Corp./The
sr. unsec. 4.95s, 2012	35,000	35,000
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	50,000	42,428
Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	105,000	107,961
Bear Stearns Cos., Inc. (The)
sr. notes 6.4s, 2017	90,000	87,102
Block Financial Corp.
notes 5 1/8s, 2014	35,000	29,994
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 6.669s,
2012 (Cayman Islands)	100,000	99,023
Brandywine Operating Partnership
LP sr. unsec. 5.7s, 2017 (R)	50,000	46,318
Camden Property Trust notes 5.7s,
2017 (R)	45,000	41,814
Capital One Capital III company
guaranty 7.686s, 2036	85,000	69,119
Chubb Corp. (The) sr. notes 6s, 2037	15,000	14,275
CIT Group, Inc. jr. sub. FRN 6.1s, 2067	195,000	141,589
CIT Group, Inc. sr. notes 5.4s, 2013	10,000	9,085
CIT Group, Inc. sr. notes 5s, 2014	85,000	74,829
Citigroup, Inc. sub. notes 5s, 2014	234,000	222,966
CNA Financial Corp. unsec.
notes 6 1/2s, 2016	35,000	35,722

182

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Financial continued
CNA Financial Corp. unsec.
notes 6s, 2011	$35,000	$35,868
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	35,000	34,371
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	45,000	27,225
Credit Suisse Guernsey Ltd. jr.
sub. FRN 5.86s, 2049 (Guernsey)	84,000	75,197
Deutsche Bank Capital Funding
Trust VII 144A FRB 5.628s, 2049	55,000	50,001
Developers Diversified
Realty Corp. unsec. notes 5 3/8s,
2012 (R)	20,000	19,444
Dresdner Funding Trust I 144A
bonds 8.151s, 2031	100,000	101,993
Duke Realty LP sr. unsec 6 1/2s, 2018	25,000	25,142
E*Trade Financial Corp. sr. unsec.
notes 8s, 2011	25,000	21,688
Equity One, Inc. notes 5 3/8s, 2015 (R)	35,000	33,141
Erac USA Finance Co. 144A company
guaranty 6 3/8s, 2017 R	65,000	62,797
ERP Operating LP notes 5 3/4s, 2017	50,000	47,613
Finova Group, Inc. notes 7 1/2s, 2009	59,999	9,750
Fleet Capital Trust V bank
guaranty FRN 5.966s, 2028	50,000	48,708
Fund American Cos., Inc.
notes 5 7/8s, 2013	65,000	66,332
GATX Financial Corp. notes
5.8s, 2016	25,000	23,471
General Electric Capital Corp.
sr. unsec 5 5/8s, 2017	185,000	189,806
General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	100,000	103,248
GMAC LLC notes 6 7/8s, 2011	125,000	106,937
GMAC LLC sr. unsub. notes
5.85s, 2009	25,000	23,908
GMAC LLC bonds 8s, 2031	40,000	33,555
GMAC LLC notes 7 3/4s, 2010	40,000	37,313
GMAC LLC notes 7s, 2012	55,000	46,505
GMAC LLC notes 6 7/8s, 2012	95,000	79,607
GMAC LLC notes 6 3/4s, 2014	105,000	84,688
GMAC LLC FRN 7.821s, 2014	70,000	56,164
GMAC LLC unsub. notes 6 5/8s, 2012	10,000	8,380
GMAC LLC unsub. notes FRN
6.119s, 2009	170,000	158,335
Goldman Sachs Group, Inc (The)
sub. notes 6 3/4s, 2037	180,000	178,260
Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	95,000	97,713
Health Care REIT, Inc.
sr. notes 6s, 2013 (R)	20,000	19,662
Highwood Properties, Inc.
sr. unsec. bonds 5.85s, 2017 (R)	60,000	56,454

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Financial continued
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	$35,000	$36,022
Hospitality Properties Trust
sr. unsec. 6.7s, 2018 (R)	45,000	44,442
HRPT Properties Trust
bonds 5 3/4s, 2014 (R)	25,000	23,947
HRPT Properties Trust
notes 6 1/4s, 2016 (R)	25,000	23,765
HSBC Finance Capital Trust IX FRN
5.911s, 2035	200,000	185,056
HSBC Holdings PLC
sub. notes 6 1/2s, 2037
(United Kingdom)	255,000	247,153
HUB International Holdings, Inc.
144A sr. notes 9s, 2014	10,000	8,925
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015	10,000	8,500
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	110,000	102,256
iStar Financial, Inc. sr. unsec.
notes 5 7/8s, 2016 (R)	80,000	65,306
JPMorgan Chase & Co. sr. notes
6s, 2018	55,000	55,956
JPMorgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	75,000	71,239
JPMorgan Chase Capital XXV
bonds 6.8s, 2037	85,000	81,725
Kimco Realty Corp.
sr. sub. notes 5.7s, 2017 (R)	35,000	32,667
Lehman Brothers Holdings, Inc.
sr. unsec. notes Ser I 6.2s, 2014	105,000	106,939
Lehman Brothers Holdings, Inc.
sub. notes 6 3/4s, 2017	195,000	200,986
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	5,000	4,803
Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	15,000	15,000
Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	30,000	27,750
Liberty Mutual Insurance 144A
notes 7.697s, 2097	100,000	93,737
Lincoln National Corp. FRB 7s, 2066	40,000	40,161
Lincoln National Corp. sr. unsec.
6.3s, 2037	35,000	33,568
Loews Corp. notes 5 1/4s, 2016	25,000	24,949
MetLife Capital Trust IV jr.
sub. debs. 7 7/8s, 2067	400,000	407,550
Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	25,000	25,640
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	30,000	31,329
Nationwide Health Properties, Inc.
unsec. notes 6 1/4s, 2013 (R)	75,000	77,469
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	45,000	56,618

183

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Financial continued
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	$25,000	$17,250
Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	25,000	24,906
OneAmerica Financial
Partners, Inc. 144A bonds 7s, 2033	60,000	63,254
ProLogis Trust sr. notes 5 3/4s,
2016 (R)	45,000	42,239
Prudential Financial, Inc.
notes Ser. MTN, 6s, 2017	50,000	49,936
Prudential Holdings LLC 144A
bonds 8.695s, 2023	100,000	123,413
RBS Capital Trust IV company
guaranty FRN 5.63s, 2049	90,000	86,830
Realogy Corp. 144A
sr. notes 10 1/2s, 2014	120,000	89,700
Regency Centers LP sr. unsec.
5 7/8s, 2017	40,000	38,654
Rouse Co LP/TRC Co-Issuer Inc.
144A sr. notes 6 3/4s, 2013 (R)	30,000	27,868
Rouse Co. (The) notes 7.2s,
2012 (R)	30,000	28,735
Royal Bank of Scotland Group PLC
jr. sub. notes FRN Ser. MTN,
7.64s, 2049 (United Kingdom)	100,000	102,016
Simon Property Group LP
unsub. bonds 5 3/4s, 2015 (R)	17,000	16,511
SLM Corp. notes Ser. MTNA,
4 1/2s, 2010	75,000	68,790
Sovereign Bancorp, Inc.
sr. notes 4.8s, 2010	35,000	34,869
Travelers Cos., Inc. (The)
sr. unsec. notes 6 1/4s, 2037	45,000	43,903
UBS AG/Jersey Branch FRN 7.926s,
2008 (Jersey)	135,000	137,025
Unitrin, Inc. sr. notes 6s, 2017	45,000	43,034
USI Holdings Corp. 144A
sr. notes FRN 8.744s, 2014	5,000	4,275
Washington Mutual Capital Trust I
sr. notes 5s, 2012	50,000	43,851
Westfield Group sr. notes 5.7s,
2016 (Australia)	40,000	38,261
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049
(Australia)	60,000	57,234
Willis Group North America, Inc.
company guaranty 6.2s, 2017	35,000	34,923
		6,897,649

Health Care (0.5%)
Accellent, Inc. company
guaranty 10 1/2s, 2013	$15,000	12,600
Aetna, Inc. sr. unsec. 6 3/4s, 2037	300,000	299,249
AstraZeneca PLC sr. unsub. 5.9s,
2017 (United Kingdom)	105,000	110,256

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Health Care continued
Bausch & Lomb, Inc. 144A
sr. unsec. notes 9 7/8s, 2015	$25,000	$25,375
Bayer Corp. 144A FRB 6.2s, 2008	45,000	45,044
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	95,000	96,781
Covidien International Finance SA
144A company guaranty 6.55s, 2037
(Luxembourg)	30,000	30,937
Covidien International Finance SA
144A company guaranty 6s, 2017
(Luxembourg)	35,000	35,811
DaVita, Inc. company
guaranty 6 5/8s, 2013	55,000	54,725
Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	40,000	37,800
HCA, Inc. company guaranty sec. notes
9 5/8s, 2016 ‡‡	60,000	63,450
HCA, Inc. sec. notes 9 1/4s, 2016	75,000	78,750
HCA, Inc. sr. notes 7 7/8s, 2011	132,000	128,700
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	15,000	13,003
Healthsouth Corp. company
guaranty 10 3/4s, 2016	25,000	26,125
Hospira, Inc. sr. notes 6.05s, 2017	30,000	30,144
Hospira, Inc. sr. notes 5.55s, 2012	45,000	45,759
IASIS Healthcare/IASIS
Capital Corp.
sr. sub. notes 8 3/4s, 2014	20,000	20,000
Omnicare, Inc. company
guaranty 6 3/4s, 2013	20,000	18,800
Omnicare, Inc.
sr. sub. notes 6 7/8s, 2015	10,000	9,300
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	50,000	45,500
Psychiatric Solutions, Inc.
company guaranty 7 3/4s, 2015	45,000	44,888
Select Medical Corp. company
guaranty 7 5/8s, 2015	55,000	47,025
Service Corporation International
sr. notes 6 3/4s, 2016	80,000	77,000
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	60,000	56,700
Sun Healthcare Group, Inc. company
guaranty FRN 9 1/8s, 2015	35,000	35,263
Surgical Care Affiliates, Inc.
144A sr. unsec. notes 8 7/8s, 2015 ‡‡	15,000	13,650
Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	15,000	13,650
Tenet Healthcare Corp.
notes 7 3/8s, 2013	65,000	56,875
Tenet Healthcare Corp.
sr. notes 9 1/4s, 2015	55,000	50,875
Tenet Healthcare Corp.
sr. notes 6 3/8s, 2011	20,000	18,200

184

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Health Care continued
UnitedHealth Group, Inc. 144A
bonds 5 1/2s, 2012	$45,000	$45,667
US Oncology Holdings, Inc.
sr. unsec. 10.759s, 2012 ‡‡	20,000	16,600
US Oncology, Inc. company
guaranty 9s, 2012	40,000	39,450
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	50,000	48,125
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	50,000	53,750
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	25,000	24,750
		1,870,577

Other (0.2%)
Dow Jones CDX NA HY pass-through
certificates Ser. 5-T1, 8 3/4s, 2010	384,000	402,240
HCP, Inc. sr. unsec. Ser. MTN,
6.7s, 2018 (R)	60,000	58,813
Lehman Brothers HY TRAINS
(Targeted Return Index
Securities) 144A FRN 7.117s, 2016	432,900	419,826
		880,879

Technology (0.4%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	15,000	12,975
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	58,000	50,460
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	58,000	54,665
Arrow Electronics, Inc.
debs. 7 1/2s, 2027	35,000	38,264
Avnet, Inc. notes 6s, 2015	35,000	34,939
Celestica, Inc. sr. sub. notes 7 7/8s,
2011 (Canada)	20,000	19,250
Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	20,000	18,650
Ceridian Corp. 144A sr. unsec. notes
11 1/4s, 2015	40,000	37,100
Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	30,000	29,363
Electronic Data Systems Corp.
sr. sec. notes Ser. B, 6 1/2s, 2013	75,000	75,837
Fiserv, Inc. company
guaranty 6.8s, 2017	45,000	46,034
Fiserv, Inc. company
guaranty 6 1/8s, 2012	45,000	45,801
Freescale Semiconductor, Inc.
sr. sec. notes 10 1/8s, 2016	45,000	37,125
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	45,000	38,250
Freescale Semiconductor, Inc. company
guranty sr. unsec. notes 8 7/8s, 2014	60,000	53,550

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Technology continued
IBM Corp. sr. unsec 5.7s, 2017	$100,000	$103,787
iPayment, Inc. company
guaranty 9 3/4s, 2014	15,000	14,025
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	15,000	15,769
Iron Mountain, Inc.
sr. sub. notes 8 1/4s, 2011	80,000	79,800
Lucent Technologies, Inc.
debs. 6.45s, 2029	65,000	53,706
Motorola, Inc. sr. unsec. 6 5/8s, 2037	65,000	62,887
Motorola, Inc. sr. unsec. 6s, 2017	30,000	29,486
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	15,000	15,750
Nortel Networks, Ltd. 144A company
guaranty FRN 9.493s, 2011 (Canada)	40,000	39,000
NXP BV/NXP Funding, LLC sec.
notes 7 7/8s, 2014 (Netherlands)	75,000	71,250
Open Solutions, Inc. 144A
sr. sub. notes 9 3/4s, 2015	15,000	13,669
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	20,000	19,730
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	22,000	22,495
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	88,000	89,540
Travelport LLC company
guaranty 9 7/8s, 2014	50,000	50,750
Tyco Electronics Group S company
guaranty 6s, 2012 (Luxembourg)	65,000	67,623
Unisys Corp. sr. notes 8s, 2012	30,000	26,250
Xerox Corp. sr. notes 6.4s, 2016	60,000	61,397
		1,429,177

Transportation (0.1%)
American Airlines, Inc.
pass-through certificates
Ser. 01-1, 6.817s, 2011	10,000	9,638
American Airlines, Inc.
pass-through certificates
Ser. 01-2, 7.858s, 2011	25,000	26,242
Continental Airlines, Inc.
pass-through certificates
Ser. 97-4A, 6.9s, 2018	13,541	13,574
Continental Airlines, Inc.
pass-through certificates
Ser. 98-1A, 6.648s, 2017	72,775	72,047
Northwest Airlines Corp.
pass-through certificates
Ser. 00-1, 7.15s, 2019	93,490	94,893
Southwest Airlines Co.
pass-through certificates 6.15s, 2022	30,000	30,594

185

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Transportation continued
Union Pacific Corp.
sr. unsub. 5 3/4s, 2017	$45,000	$44,829
United AirLines, Inc. pass-through
certificates 6.636s, 2022	40,000	39,150
		330,967

Utilities & Power (1.0%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	40,000	39,584
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	75,000	78,188
AES Corp. (The) 144A sr. notes 8s, 2017	15,000	15,338
American Water Capital Corp. 144A
bonds 6.593s, 2037	25,000	24,465
American Water Capital Corp. 144A
bonds 6.085s, 2017	30,000	29,899
Appalachian Power Co.
sr. notes 5.8s, 2035	25,000	22,578
Arizona Public Services Co.
notes 6 1/2s, 2012	50,000	52,021
Atmos Energy Corp.
sr. unsub. 6.35s, 2017	55,000	55,840
Beaver Valley II Funding debs. 9s, 2017	64,000	72,097
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	85,000	87,286
Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	140,000	144,069
CenterPoint Energy Houston
Electric, LLC general ref. mtge.
Ser. M2, 5 3/4s, 2014	5,000	5,042
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	50,000	53,619
CenterPoint Energy Resources Corp.
sr. unsec. 6 1/8s, 2017	40,000	39,961
CMS Energy Corp. sr. notes
8 1/2s, 2011	25,000	26,930
Colorado Interstate Gas Co.
debs. 6.85s, 2037	10,000	9,799
Commonwealth Edison Co. 1st mtge.
6.15s, 2017	15,000	15,399
Commonwealth Edison Co. 1st mtge.
5.9s, 2036	70,000	65,605
Consolidated Natural Gas Co.
sr. notes 5s, 2014	45,000	43,259
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	40,000	39,783
Dominion Resources, Inc. jr.
sub. notes FRN 6.3s, 2066	125,000	121,554
Dominion Resources, Inc.
sr. unsub. Ser. 07-A, 6s, 2017	25,000	25,307
Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	45,000	43,988
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	40,000	39,900

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Utilities & Power continued
Edison Mission Energy sr. unsec.
notes 7.2s, 2019	$35,000	$34,388
Edison Mission Energy sr. unsec.
notes 7s, 2017	25,000	24,563
Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	15,000	15,450
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	20,000	20,500
El Paso Corp. sr. notes Ser. MTN,
7 3/4s, 2032	35,000	35,528
El Paso Natural Gas Co. sr. unsec.
5.95s, 2017	10,000	9,870
Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	45,000	42,590
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	65,000	63,781
Florida Power Corp. 1st mtge.
6.35s, 2037	50,000	52,680
Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	25,000	26,161
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	15,000	15,225
ITC Holdings Corp. 144A
notes 5 7/8s, 2016	50,000	50,134
Kansas Gas & Electric
bonds 5.647s, 2021	19,663	19,747
Kinder Morgan, Inc. notes 6s, 2017	35,000	35,030
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	30,000	29,700
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	110,000	109,738
MidAmerican Energy Holdings Co.
sr. unsec. 6 1/2s, 2037	50,000	52,214
Mirant North America, LLC company
guaranty 7 3/8s, 2013	80,000	80,200
National Fuel Gas Co.
notes 5 1/4s, 2013	30,000	29,753
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	25,000	24,845
Northwestern Corp. sec.
notes 5 7/8s, 2014	50,000	49,282
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	20,000	19,550
NRG Energy, Inc. sr. notes 7 3/8s,
2016	135,000	131,625
Oncor Electric Delivery Co.
debs. 7s, 2022	25,000	25,899
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	45,000	47,914
Pacific Gas & Electric Co.
sr. unsub. 5.8s, 2037	45,000	43,076
PacifiCorp Sinking Fund 1st mtge.
6 1/4s, 2037	30,000	30,981

186

Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Utilities & Power continued
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	$50,000	$52,137
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	62,682	65,440
PPL Energy Supply LLC
bonds Ser. A, 5.7s, 2015	30,000	29,201
PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	45,000	46,895
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	45,000	46,318
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	25,000	24,833
Puget Sound Energy, Inc. jr.
sub. FRN Ser. A, 6.974s, 2067	70,000	64,283
Sierra Pacific Power Co. general
ref. mtge. Ser. P, 6 3/4s, 2037	115,000	118,875
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	25,000	26,713
Southern California Edison Co. 1st
mtge. Ser. 06-E, 5.55s, 2037	45,000	42,454
Southern California Edison Co.
notes 6.65s, 2029	55,000	58,149
Southern Natural Gas. Co. 144A
notes 5.9s, 2017	25,000	24,758
Spectra Energy Capital, LLC
sr. notes 8s, 2019	45,000	51,530
Teco Finance, Inc.
unsub. notes 7.2s, 2011	135,000	144,412
Teco Finance, Inc.
unsub. notes 6 3/4s, 2015	5,000	5,239
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	10,000	10,915
TEPPCO Partners LP company
guaranty FRB 7s, 2067	35,000	31,860
Texas Competitive Electric
Holdings Co., LLC company
guaranty 10 1/4s, 2015	105,000	103,950
TransAlta Corp. notes 5 3/4s, 2013
(Canada)	30,000	30,582
TransCanada Pipelines, Ltd. jr.
sub. FRN 6.35s, 2067 (Canada)	30,000	28,118
TransCanada Pipelines, Ltd.
sr. unsec. 6.2s, 2037 (Canada)	50,000	49,645
TXU Corp. sr. notes Ser. P, 5.55s, 2014	90,000	71,836
West Penn Power Co. 1st mtge.
5.95s, 2017	75,000	74,515
Westar Energy, Inc. 1st mtge.
5.15s, 2017	5,000	4,797
Westar Energy, Inc. 1st mtge.
5.1s, 2020	35,000	32,738
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	75,000	81,281

CORPORATE BONDS AND NOTES (8.9%)* continued

	Principal amount	Value

Utilities & Power continued
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	$10,000	$10,113
Williams Partners LP/ Williams
Partners Finance Corp. company
guaranty 7 1/4s, 2017	15,000	15,450
		3,618,972

Total corporate bonds and notes (cost $32,972,611)		$31,978,138

ASSET-BACKED SECURITIES (3.0%)*

	Principal amount	Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
5.015s, 2036	$62,000	$52,025
FRB Ser. 06-HE3, Class A2C,
5.015s, 2036	75,000	64,975
Aegis Asset Backed
Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	3,427	3,213
Ser. 04-6N, Class Note, 4 3/4s, 2035	2,980	2,807
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 5.275s, 2029	133,530	133,928
American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 5.152s, 2012	88,043	86,915
Ameriquest Mortgage
Securities, Inc. FRB Ser. 06-R1,
Class M10, 7.365s, 2036	54,000	12,420
Argent Securities, Inc. FRB
Ser. 06-W4, Class A2C, 5.025s, 2036	133,000	111,055
Asset Backed Funding Certificates
FRB Ser. 05-WMC1, Class M1,
5.305s, 2035	60,000	51,900
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.365s, 2035	25,000	8,862
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
5.055s, 2036	37,000	33,877
FRB Ser. 06-HE4, Class A5,
5.025s, 2036	98,000	81,340
FRB Ser. 06-HE7, Class A4,
5.005s, 2036	42,000	35,442
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.058s, 2011	60,000	59,588
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	39,000	37,637
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 5.355s, 2039	268,751	256,774
FRB Ser. 04-D, Class A, 5.245s, 2044	64,738	56,322
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
6.215s, 2038	28,615	27,184

187

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class A,
5.565s, 2038	$28,615	$27,596
FRB Ser. 04-SSRA, Class A1,
5.465s, 2039	37,871	36,735
Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 03-3, Class A2,
5.455s, 2043	84,202	81,940
FRB Ser. 03-1, Class A1,
5.365s, 2042	75,908	73,868
FRB Ser. 05-3, Class A1,
5.315s, 2035	52,556	51,144
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	66,301	45,447
Ser. 99-B, Class A-5, 7.44s, 2020	191,689	116,930
Ser. 99-B, Class A3, 7.18s, 2015	194,370	121,815
Ser. 99-B, Class A2, 6.975s, 2012	6,702	4,223
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	4,845	4,793
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.108s, 2010	100,000	99,385
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	4,337	3,990
Citibank Credit Card Issuance
Trust FRB Ser. 01-C1, Class C1,
6.323s, 2010	60,000	59,888
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	102,587	10,305
Ser. 00-4, Class A6, 8.31s, 2032	486,398	403,710
Ser. 00-5, Class A7, 8.2s, 2032	123,000	104,410
Ser. 00-5, Class A6, 7.96s, 2032	350,000	296,081
Ser. 02-1, Class M1F, 7.954s, 2033	67,000	67,269
Ser. 02-2, Class M1, 7.424s, 2033	32,000	33,575
Ser. 01-4, Class A4, 7.36s, 2033	244,463	247,047
FRB Ser. 02-1, Class M1A,
7.275s, 2033	356,000	347,509
Ser. 00-6, Class A5, 7.27s, 2031	70,976	66,499
Ser. 01-1, Class A5, 6.99s, 2032	645,694	610,488
Ser. 01-3, Class A4, 6.91s, 2033	90,169	86,863
Ser. 02-1, Class A, 6.681s, 2033	136,412	140,782
Countrywide Asset Backed
Certificates FRB Ser. 04-6,
Class 2A5, 5.255s, 2034	51,684	49,117
Countrywide Asset
Backed NIM Certificates 144A
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	47	9
Ser. 04-14, Class N, 5s, 2036	2,036	2,006
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	100,000	100,602

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

Fieldstone Mortgage
Investment Corp. FRB Ser. 05-1,
Class M3, 5.405s, 2035	$32,000	$28,903
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s,
2034 (In default) †	7,342	10
First Franklin Mortgage Loan Asset
Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 5.015s, 2036	97,000	79,289
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
5.195s, 2036	137,000	115,080
FRB Ser. 06-2, Class 2A3,
5.035s, 2036	230,000	189,750
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s,
2034 (In default) †	15,992	40
Ser. 04-3, Class A, 4 1/2s,
2034 (In default) †	204	1
GE Corporate Aircraft
Financing, LLC 144A Ser. 04-1A,
Class B, 5.715s, 2018	17,707	17,464
GEBL 144A
Ser. 04-2, Class D, 7.402s, 2032	73,661	51,562
Ser. 04-2, Class C, 5.502s, 2032	73,661	55,245
Granite Mortgages PLC
FRB Ser. 03-3, Class 1C, 6.63s,
2044 (United Kingdom)	56,441	56,049
FRB Ser. 02-2, Class 1C, 6.43s,
2043 (United Kingdom)	36,932	36,877
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	33,057	30,711
Ser. 99-5, Class A5, 7.86s, 2030	464,974	418,477
Ser. 97-2, Class A7, 7.62s, 2028	11,837	12,653
Ser. 97-6, Class A9, 7.55s, 2029	32,318	32,434
Ser. 97-4, Class A7, 7.36s, 2029	60,772	60,643
Ser. 96-10, Class M1, 7.24s, 2028	63,000	58,590
Ser. 97-6, Class M1, 7.21s, 2029	73,000	68,487
Ser. 97-3, Class A5, 7.14s, 2028	15,768	16,372
Ser. 97-6, Class A8, 7.07s, 2029	12,052	12,532
Ser. 98-4, Class A7, 6.87s, 2030	21,074	21,518
Ser. 97-7, Class A8, 6.86s, 2029	40,597	39,801
Ser. 99-3, Class A7, 6.74s, 2031	19,000	18,512
Ser. 99-3, Class A6, 6 1/2s, 2031	34,631	33,592
Ser. 98-6, Class A7, 6.45s, 2030	16,929	17,218
Ser. 99-2, Class A7, 6.44s, 2030	76,746	73,547
Ser. 98-7, Class M1, 6.4s, 2030	20,000	14,689
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	149,998	139,580
Ser. 99-5, Class A4, 7.59s, 2028	87,953	85,725
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	56,727	56,331

188

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.015s, 2036	$342,000	$257,213
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5.398s,
2036 (Cayman Islands)	111,031	88,825
Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 5.195s, 2036	69,000	53,972
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	9,771	9,703
Lehman ABS Manufactured Housing
Contract Ser. 01-B, Class M1,
6.63s, 2028	10,000	8,571
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	734,175	740,025
FRB Ser. 07-6, Class 2A1,
5.075s, 2037	757,574	727,956
IFB Ser. 07-3, Class 4B, IO,
1.825s, 2037	278,503	19,879
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 7.896s, 2036 (Cayman Islands)	120,000	95,625
Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4,
5 1/8s, 2036	66,000	43,435
FRB Ser. 06-1, Class 2A3,
5.055s, 2036	105,000	94,500
Marriott Vacation Club
Owner Trust 144A
FRB Ser. 02-1A, Class A1,
5.649s, 2024	19,484	18,983
Ser. 04-1A, Class C, 5.265s, 2026	17,093	16,134
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5,
6.208s, 2010	100,000	99,588
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	590	508
Ser. 04-WM3N, Class N1, 4 1/2s,
2035 (In default) †	2,051	492
Ser. 04-WM1N, Class N1, 4 1/2s,
2034 (In default) †	1,320	4
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	38,799	34,750
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E, 5s, 2012	7	7
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	18,954	18,526
Ser. 04-B, Class C, 3.93s, 2012	7,711	7,274
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	63,714	60,201
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
5.025s, 2036	82,000	71,348
FRB Ser. 06-2, Class A2C,
5.015s, 2036	82,000	68,709

ASSET-BACKED SECURITIES (3.0%)* continued

	Principal amount	Value

Oakwood Mortgage
Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	$65,724	$56,238
Ser. 95-B, Class B1, 7.55s, 2021	27,000	17,280
Ser. 00-D, Class A3, 6.99s, 2022	16,046	16,224
Ser. 01-E, Class A4, 6.81s, 2031	123,904	105,807
Ser. 01-E, Class A, IO, 6s, 2009	134,195	4,445
Ser. 01-D, Class A3, 5.9s, 2022	89,574	72,555
Ser. 02-C, Class A1, 5.41s, 2032	187,013	165,503
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4, 7.21s, 2030	64,932	56,030
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.179s, 2018
(Ireland)	30,000	27,600
FRB Ser. 05-A, Class D, 6.379s,
2012 (Ireland)	32,000	26,560
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.365s, 2035	10,000	2,500
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	14,329	14,228
People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 4.995s, 2036	128,000	115,352
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.296s, 2042
(United Kingdom)	60,000	58,982
FRB Ser. 4, Class 3C, 5.946s, 2042
(United Kingdom)	110,000	106,118
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 5.941s,
2011 (United Kingdom)	116,000	102,489
FRB Ser. 04-2A, Class C, 5.871s,
2011 (United Kingdom)	95,082	82,141
Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
5.055s, 2036	126,000	117,475
FRB Ser. 07-RZ1, Class A2,
5.025s, 2037	114,000	98,066
Residential Asset
Securities Corp. 144A
FRB Ser. 05-KS10, Class B,
7.615s, 2035	52,000	5,200
Ser. 04-NT, Class Note,
4 1/2s, 2034	4,095	3,071
SAIL Net Interest
Margin Notes 144A
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †	624	12
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †	2,725	3
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †	733	7

189

Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (3.0%)* continued

		Principal amount	Value

Securitized Asset Backed
Receivables, LLC FRB Ser. 07-NC2,
Class A2B, 5.005s, 2037		$107,000	$90,950
SG Mortgage Securities Trust FRB
Ser. 06-OPT2, Class A3D, PO,
5.075s, 2036		139,000	101,470
Sharps SP I, LLC Net Interest
Margin Trust 144A Ser. 04-HE1N,
Class Note, 4.94s, 2034
(Cayman Islands) (In default) †		7,003	—
Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
5.035s, 2036		66,000	61,421
FRB Ser. 06-3, Class A3,
5.025s, 2036		344,000	285,296
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.365s, 2035		29,000	7,250
Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
5 1/8s, 2036		66,000	42,649
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.87s, 2015		244,569	238,455
TIAA Real Estate CDO, Ltd. 144A
FRB Ser. 02-1A, Class III, 7.6s,
2037 (Cayman Islands)		100,000	93,408
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012		5,175	5,105
Ser. 04-4, Class D, 3.58s, 2012		5,075	5,425

Total asset-backed securities (cost $11,919,135)			$10,973,515

PURCHASED OPTIONS OUTSTANDING (1.2%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with Deutschbank for
the right to receive
a fixed rate of 5.385%
versus the three month
USD-LIBOR-BBA
maturing
April 16, 2019.	Apr-09/5.385	$4,868,000	$279,131
Option on an interest
rate swap
with Deutschbank for
the right to pay a
fixed rate
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing
April 16, 2019.	Apr-09/5.385	4,868,000	90,934

PURCHASED OPTIONS OUTSTANDING (1.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate of 4.965%
versus the three month
USD-LIBOR-BBA
maturing
April 29, 2013.	Apr-08/4.965	$10,000,000	$364,800
Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate of 4.965%
versus the three
month USD-LIBOR-BBA
maturing
April 29, 2013.	Apr-08/4.965	10,000,000	23,500
Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	1,650,000	77,451
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.198	1,650,000	11,930
Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate of 5.325%
versus the three
month USD-LIBOR-BBA
maturing
April 08, 2019.	Apr-09/5.325	4,669,000	92,773
Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate of 5.325%
versus the three month
USD-LIBOR-BBA
maturing
April 08, 2019.	Apr-09/5.325	4,669,000	256,170

190

Putnam VT Global Asset Allocation Fund

PURCHASED OPTIONS OUTSTANDING (1.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with Goldman Sachs
International for the
right to receive a
fixed rate
of 5.355% versus the
three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	$7,480,000	$404,743
Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,480,000	209,290
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate
of 5.37% versus the
three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.37	7,480,000	409,680
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.175%
versus the three
month USD-LIBOR-BBA
maturing on
April 29, 2018.	Apr-08/5.175	5,000,000	226,200
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.175% versus
the three month
USD-LIBOR-BBA
maturing on
April 29, 2018.	Apr-08/5.175	5,000,000	33,250

PURCHASED OPTIONS OUTSTANDING (1.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	$2,700,000	$17,172
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.235%
versus the three
month USD-LIBOR-BBA
maturing on
May 08, 2018.	May-08/5.235	2,700,000	132,840
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	3,932,000	27,209
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.215%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	3,932,000	188,775
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.22	1,650,000	11,270
Option on an interest
rate swap with
JPMorgan Chase Bank,
N.A. for the right to
receive a fixed rate of
5.22% versus the
three month
USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.22	1,650,000	79,728

191

Putnam VT Global Asset Allocation Fund

PURCHASED OPTIONS OUTSTANDING (1.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.315%
versus the three
month USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.315	$4,669,000	$251,846
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.315	4,669,000	93,987
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.355%
versus the three
month USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	7,480,000	404,743
Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.355%
versus the three
month USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	7,480,000	209,290
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.37%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.37	7,480,000	205,999
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 4.655%
versus the three
month USD-LIBOR-BBA
maturing on
March 10, 2018.	Mar-08/4.655	505,000	8,575

PURCHASED OPTIONS OUTSTANDING (1.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 4.84%
versus the three
month USD-LIBOR-BBA
maturing on
March 11, 2018.	Mar-08/4.84	$222,000	$5,241
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.2	1,966,000	92,579
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	786,000	37,492
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.2	1,966,000	14,116
Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc. for the right to
receive a fixed rate of
4.655% versus the three
month USD-LIBOR-BBA
maturing on
March 10, 2018.	Mar-08/4.655	505,000	7,711
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	786,000	5,502

192

Putnam VT Global Asset Allocation Fund

PURCHASED OPTIONS OUTSTANDING (1.2%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 4.84%
versus the three
month USD-LIBOR-BBA
maturing on
March 11, 2018.	Mar-08/4.84	$222,000	$2,419

Total purchased options outstanding (cost $3,417,232)			$4,276,346

MUNICIPAL BONDS AND NOTES (—%)*

		Principal
	Rating**	amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A, 7.309s, 6/1/34	Baa3	$45,000	$42,395
Tobacco Settlement Fin. Auth. of
WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	Baa3	100,000	96,165

Total municipal bonds and notes (cost $144,995)			$138,560

SENIOR LOANS (—%)* (c)

	Principal amount		Value

Sandridge Energy bank term loan
FRN 8.854s, 2014		$15,000	$14,775
Sandridge Energy bank term loan
FRN 8 5/8s, 2015		70,000	69,650

Total senior loans (cost $85,000)			$84,425

CONVERTIBLE BONDS AND NOTES (—%)* (cost $81,284)

	Principal amount		Value

DRS Technologies, Inc.
144A cv. unsec. notes 2s, 2026		$75,000	$81,469

SHORT-TERM INVESTMENTS (9.5%)*

	Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)		$9,702,287	$9,680,669
Putnam Prime Money Market Fund (e)		24,461,781	24,461,781

Total short-term investments (cost $34,142,450)			$34,142,450

Total investments (cost $362,295,203)			$403,892,894

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2007
(as a percentage of Portfolio Value):
Australia	1.4%
Belgium	0.8
Finland	0.5
France	1.4
Germany	0.8
Italy	0.8
Japan	3.4
Luxembourg	0.7
Netherlands	1.2
Spain	0.5
Sweden	0.7
Switzerland	0.6
United Kingdom	3.1
United States	81.2
Other	2.9

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07
(aggregate face value $65,114,680)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$16,053,014	$16,219,507	1/16/08	$(166,493)
Brazilian Real	1,077,496	1,065,594	1/16/08	11,902
British Pound	792	796	3/19/08	(4)
Canadian Dollar	2,726,178	2,694,153	1/16/08	32,025
Chilean Peso	570,288	565,363	1/16/08	4,925
Czech Koruna	138,613	136,647	3/19/08	1,966
Danish Krone	335,362	335,669	3/19/08	(307)
Euro	18,699,083	18,792,298	3/19/08	(93,215)
Hong Kong Dollar	295,784	297,030	2/20/08	(1,246)
Hungarian Forint	141,607	139,345	3/19/08	2,262
Indian Rupee	354,692	354,105	2/20/08	587
Japanese Yen	5,714,899	5,707,434	2/20/08	7,465
Mexican Peso	1,112,417	1,118,157	1/16/08	(5,740)
New Zealand Dollar	428,940	433,640	1/16/08	(4,700)
Norwegian Krone	15,364,665	15,206,291	3/19/08	158,374
Polish Zloty	282,284	283,903	3/19/08	(1,619)
South African Rand	873,773	875,697	1/16/08	(1,924)
South Korean Won	288,108	296,788	2/20/08	(8,680)
Swedish Krona	36,624	36,340	3/19/08	284
Swiss Franc	552,089	555,923	3/19/08	(3,834)

Total				$(67,972)

193

Putnam VT Global Asset Allocation Fund

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07
(aggregate face value $99,420,221)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$4,252,609	$4,283,450	1/16/08	$30,841
British Pound	13,064,849	13,362,906	3/19/08	298,057
Canadian Dollar	11,781,096	11,817,563	1/16/08	36,467
Czech Koruna	154,354	156,995	3/19/08	2,641
Euro	15,051,226	15,183,464	3/19/08	132,238
Japanese Yen	27,144,265	26,782,144	2/20/08	(362,121)
New Zealand Dollar	1,218,880	1,199,051	1/16/08	(19,829)
Norwegian Krone	2,438,460	2,406,195	3/19/08	(32,265)
Polish Zloty	148,777	149,309	3/19/08	532
Singapore Dollar	2,563,679	2,555,570	2/20/08	(8,109)
Swedish Krona	14,555,505	14,637,901	3/19/08	82,396
Swiss Franc	4,575,661	4,547,716	3/19/08	(27,945)
Taiwan Dollar	2,332,304	2,337,957	2/20/08	5,653

Total				$138,556

FUTURES CONTRACTS OUTSTANDING at 12/31/07

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Amsterdam
Exchanges
index (Long)	12	$1,811,391	Jan-08	$39,578
Canadian Government
Bond 10 yr (Long)	3	347,295	Mar-08	(719)
DAX Index (Short)	5	1,486,370	Mar-08	(39,985)
Dow Jones Euro
Stoxx 50 Index (Short)	219	14,180,459	Mar-08	(267,724)
Euro-Bobl 5 yr (Long)	6	945,554	Mar-08	(11,624)
Euro-Bund 10 yr (Long)	23	3,798,231	Mar-08	(84,012)
Euro-Bund 10 yr (Short)	9	1,486,264	Mar-08	29,804
Euro-Dollar 90 day (Short)	90	21,657,375	Jun-08	(229,152)
Euro-Dollar 90 day (Short)	49	11,822,475	Sep-08	(140,758)
Euro-Dollar 90 day (Long)	49	11,802,875	Sep-09	136,379
Hang Seng Index (Long)	4	715,861	Jan-08	16,271
IBEX 35 Index (Long)	4	882,453	Jan-08	(13,549)
Japanese Government
Bond 10 yr (Long)	13	15,966,694	Mar-08	108,031
Japanese Government
Bond 10 yr Mini (Short)	2	245,552	Mar-08	(1,444)
New Financial Times Stock
Exchange 100 Index (Short) 49		6,278,136	Mar-08	(135,848)
OMXS 30 Index (Short)	159	2,668,095	Jan-08	(7,853)
SGX MSCI Singapore
Index (Short)	7	413,630	Jan-08	(14,812)
SPI 200 Index (Short)	7	974,037	Mar-08	(16,128)
Tokyo Price Index (Short)	37	4,882,844	Mar-08	348,625
U.K. Gilt 10 yr (Long)	4	875,182	Mar-08	863
U.K. Gilt 10 yr (Short)	9	1,969,159	Mar-08	(2,744)

FUTURES CONTRACTS OUTSTANDING at 12/31/07 continued

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Russell 2000 Index
Mini (Long)	30	$2,316,600	Mar-08	$(11,760)
Russell 2000 Index
Mini (Short)	145	11,196,900	Mar-08	98,501
S&P 500 Index (Long)	3	1,107,900	Mar-08	(1,484)
S&P 500 Index
E-Mini (Long)	752	55,544,601	Mar-08	(655,133)
S&P 500 Index
E-Mini (Short)	52	3,840,850	Mar-08	60,346
S&P Mid Cap 400
Index E-Mini (Long)	93	8,042,640	Mar-08	(119,296)
S&P/MIB Index (Short)	5	1,420,652	Mar-08	(4,654)
U.S. Treasury Bond
20 yr (Long)	31	3,607,625	Mar-08	(11,202)
U.S. Treasury Note
2 yr (Short)	221	46,465,250	Mar-08	(35,773)
U.S. Treasury Note
5 yr (Long)	46	5,072,938	Mar-08	10,211
U.S. Treasury Note
10 yr (Long)	131	14,854,172	Mar-08	43,551
U.S. Treasury Note
10 yr (Short)	112	12,699,750	Mar-08	59,289

Total				$(854,205)

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $1,556,148)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.00% versus the three
month USD-LIBOR-BBA
maturing on December 19, 2018.	$6,158,000	Dec-08/5.00	$253,710
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.00% versus the
three month USD-LIBOR-BBA
maturing on December 19, 2018.	6,158,000	Dec-08/5.00	149,024
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.51% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	1,966,000	May-12/5.51	109,585
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.51% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2022.	1,966,000	May-12/5.51	87,821

194

Putnam VT Global Asset Allocation Fund

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $1,556,148) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.225%
versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	$1,584,000	Mar-08/5.225	$73,498
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.225%
versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	1,584,000	Mar-08/5.225	4,308
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.95%
versus the three month
USD-LIBOR-BBA maturing
June 16, 2018.	6,022,000	Jun-08/5.95	8,009
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.95%
versus the three month
USD-LIBOR-BBA maturing
June 16, 2018.	6,022,000	Jun-08/5.95	597,623
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.31%
versus the three month
USD-LIBOR-BBA maturing
on August 29, 2018.	11,085,000	Aug-08/5.31	610,784

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $1,556,148) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.31%
versus the three month
USD-LIBOR-BBA maturing
on August 29, 2018.	$11,085,000	Aug-08/5.31	$114,951
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.515%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	983,000	May-12/5.515	55,058
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.515%
versus the three month USD-
LIBOR-BBA maturing on
May 14, 2022.	983,000	May-12/5.515	43,773
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.52%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	393,000	May-12/5.52	22,039
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.52%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	393,000	May-12/5.52	17,433

Total			$2,147,616

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$4,370,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	$(8,590)

204,000	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(8,401)

170,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	985

4,700,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(72,299)

940,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	(4,326)

2,300,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(64,050)

140,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	273

340,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	315

600,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	7,443

3,500,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	44,174

1,719,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	44,831

4,509,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	208,252

1,500,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	4,696

195

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Bear Stearns Bank plc
$2,800,000		4/24/12	5.027%	3 month USD-LIBOR-BBA	$(99,639)

Citibank, N.A.
140,000		11/9/17	3 month USD-LIBOR-BBA	5.07641%	4,601

1,478,000		12/24/27	4.9425%	3 month USD-LIBOR-BBA	7,381

7,854,000		12/24/09	3 month USD-LIBOR-BBA	3.8675%	917

2,220,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(86,183)

190,000		4/7/14	5.377%	3 month USD-LIBOR-BBA	(10,720)

4,768,000		10/26/12	4.6275%	3 month USD-LIBOR-BBA	(86,251)

5,731,000		11/9/17	5.0825%	3 month USD-LIBOR-BBA	(191,146)

5,577,000		11/9/09	4.387%	3 month USD-LIBOR-BBA	(48,567)

Credit Suisse First Boston International
2,750,000		10/7/14	3 month USD-LIBOR-BBA	4.624%	30,874

6,200,000		11/17/09	3.947%	3 month USD-LIBOR-BBA	(4,378)

3,140,000		3/9/09	3 month USD-LIBOR-BBA	3.195%	(9,965)

Credit Suisse International
185,000		3/21/16	3 month USD-LIBOR-BBA	5.20497%	10,709

303,000		9/28/16	5.10886%	3 month USD-LIBOR-BBA	(15,320)

315,000		8/29/12	5.04556%	3 month USD-LIBOR-BBA	(15,718)

570,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	28,587

Deutsche Bank AG
890,000		11/7/17	3 month USD-LIBOR-BBA	5.056%	27,854

1,300,000		10/16/17	3 month USD-LIBOR-BBA	5.297%	65,198

Goldman Sachs International
12,293,000	(E)	1/16/18	5.790%	3 month USD-LIBOR-BBA	(1,100,715)

5,186,000		11/21/08	5.0925%	3 month USD-LIBOR-BBA	(38,659)

1,130,000		1/8/12	3 month USD-LIBOR-BBA	4.98%	50,972

937,000		12/20/16	3 month USD-LIBOR-BBA	5.074%	32,559

560,000		4/7/14	5.33842%	3 month USD-LIBOR-BBA	(30,321)

195,000		5/3/16	5.565%	3 month USD-LIBOR-BBA	(13,916)

368,000		9/29/16	3 month USD-LIBOR-BBA	5.1275%	19,277

191,000		10/19/16	5.32413%	3 month USD-LIBOR-BBA	(10,188)

1,105,000		9/29/08	5.085%	3 month USD-LIBOR-BBA	(20,334)

1,191,000		11/20/26	3 month USD-LIBOR-BBA	5.261%	43,553

5,302,000		11/20/08	5.16%	3 month USD-LIBOR-BBA	(43,228)

1,145,000		11/21/26	3 month USD-LIBOR-BBA	5.2075%	34,112

2,205,200		9/21/17	5.149%	3 month USD-LIBOR-BBA	(113,287)

7,918,200		9/21/09	3 month USD-LIBOR-BBA	4.60%	184,316

570,000		9/14/17	5.0625%	3 month USD-LIBOR-BBA	(25,182)

1,167,000		9/14/14	4.906%	3 month USD-LIBOR-BBA	(47,991)

4,700,000		7/25/09	5.327%	3 month USD-LIBOR-BBA	(166,197)

440,000		11/9/17	3 month USD-LIBOR-BBA	5.08%	14,586

170,000		11/9/17	3 month USD-LIBOR-BBA	5.071%	5,512

6,500,000		10/1/12	3 month USD-LIBOR-BBA	4.909%	201,951

4,241,200		9/19/09	3 month USD-LIBOR-BBA	4.763%	112,141

JPMorgan Chase Bank, N.A.
1,478,000		12/27/27	4.9675%	3 month USD-LIBOR-BBA	2,645

5,842,000		12/11/17	3 month USD-LIBOR-BBA	4.65%	(14,561)

820,000		6/16/15	4.538%	3 month USD-LIBOR-BBA	(2,899)

1,188,000		11/20/26	3 month USD-LIBOR-BBA	5.266%	44,186

746,000		12/19/16	5.0595%	3 month USD-LIBOR-BBA	(25,112)

196

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued
		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$4,000,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	$328,114

7,200,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	139,445

1,400,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	(59,303)

208,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(13,324)

4,916,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	307,717

800,000	4/17/09	5.12%	3 month USD-LIBOR-BBA	(11,093)

200,000	4/17/17	3 month USD-LIBOR-BBA	5.266%	9,701

432,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	22,285

2,300,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(91,911)

200,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	1,196

1,400,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	9,767

574,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	12,679

1,650,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(62,436)

2,860,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(32,618)

8,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	(316,669)

4,688,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	349,541

5,288,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(43,408)

3,900,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	127,908

3,435,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(209,119)

2,100,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	(54,634)

1,295,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(23,332)

10,100,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	578,447

540,000	11/7/17	3 month USD-LIBOR-BBA	5.05771%	16,977

4,194,000	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(90,820)

2,357,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(148,811)

5,200,000	8/7/12	3 month USD-LIBOR-BBA	5.194%	296,442

716,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(43,623)

800,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	74,511

4,220,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	11,379

5,731,000	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(194,413)

5,577,000	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(49,711)

865,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(50,397)

3,600,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	297,477

2,205,200	9/21/17	5.15%	3 month USD-LIBOR-BBA	(113,469)

7,918,200	9/21/09	3 month USD-LIBOR-BBA	4.6125%	186,254

Lehman Brothers Special Financing, Inc.
7,854,000	12/24/09	3 month USD-LIBOR-BBA	3.84625%	(2,257)

1,588,000	12/11/17	3 month USD-LIBOR-BBA	4.839%	21,257

1,700,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	(74,228)

7,663,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(477,959)

8,408,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(723,642)

10,375,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	208,123

2,610,000	11/29/16	3 month USD-LIBOR-BBA	5.02%	80,341

7,400,000	11/29/08	3 month USD-LIBOR-BBA	5.045%	52,054

660,000	11/29/26	3 month USD-LIBOR-BBA	5.135%	13,632

4,710,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	(167,137)

6,530,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(337,966)

853,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(45,646)

6,250,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(415,322)

853,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	45,803

197

Putnam VT Global Asset Allocation Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued
		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$2,123,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	$16,154

2,123,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(16,049)

4,500,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(102,130)

5,953,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(135,265)

1,458,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(62,985)

300,000	11/7/17	3 month USD-LIBOR-BBA	5.05521%	9,370

2,301,405	8/29/09	5.005%	3 month USD-LIBOR-BBA	(69,275)

143,130	8/29/17	3 month USD-LIBOR-BBA	5.32%	9,385

3,868,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(116,689)

413,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(27,078)

521,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(32,990)

599,280	8/29/12	5.075%	3 month USD-LIBOR-BBA	(30,826)

1,100,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(57,111)

4,768,000	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(83,272)

2,205,200	9/24/17	5.285%	3 month USD-LIBOR-BBA	(137,836)

5,700,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(264,499)

770,000	11/9/17	3 month USD-LIBOR-BBA	5.068%	24,780

5,577,000	11/9/09	4.403%	3 month USD-LIBOR-BBA	(50,313)

5,731,000	11/9/17	5.067%	3 month USD-LIBOR-BBA	(183,969)

2,827,500	9/19/09	3 month USD-LIBOR-BBA	4.755%	74,301

7,918,200	9/24/09	3 month USD-LIBOR-BBA	4.695%	200,054

Merrill Lynch Capital Services, Inc.
4,768,000	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(83,868)

1,260,000	11/6/17	5.00693%	3 month USD-LIBOR-BBA	(34,468)

Morgan Stanley Capital Services, Inc.
818,000	2/20/17	5.192%	3 month USD-LIBOR-BBA	(46,054)

251,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(15,234)

Total				$(3,023,308)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$2,530,000	(F)	5/2/08	5 bp plus change in spread	The spread return of	$(63,258)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

1,310,000	(F)	5/2/08	10 bp plus change in spread	The spread return of	(31,137)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

2,040,000		3/3/08	(Banc of America Securities	The spread return of	—
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 250 bp)

1,600,000	(F)	7/2/08	(Banc of America Securities	The spread return of	(6,133)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 150 bp)

1,180,000	(F)	5/2/08	Banc of America Securities	The spread return of	(4,324)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index

198

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$9,908		4/3/08	(Russell 2000 Total Return
			Index)	3 month USD-LIBOR-BBA	$1,938,374

12,500	(F)	5/2/08	12.5 bp plus change in spread	The spread return of	(29,420)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
			the modified duration factor

140,198		9/11/08	3 month USD-LIBOR-BBA minus	The units of Financial Select	399,148
			75 bp	Sector SPDR Fund

81,080		9/11/08	(3 month USD-LIBOR-BBA minus
			30 bp)	PowerShares QQQ	14,482

4,037		1/16/08	3 month USD-LIBOR-BBA	(Russell 2000 Total Return	1,284,308
			minus 75 bp	Index)

Deutsche Bank AG
711,000 (F)		2/1/08	30 bp plus beginning	The spread return of Lehman	(8,767)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
			Securities Index

Goldman Sachs International
5,000,000		7/2/08	(Banc of America Securities	The spread return of	—
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
			minus 125 bp)

178,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	1,736
				Series 2005-B Class D

1,880,000	(F)	11/2/08	20 bp plus change in spread	The spread return of	56,235
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
			the modified duration factor

1,810,000	(F)	5/1/08	10 bp plus change in spread	The spread return of	48,095
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
			the modified duration factor

2,040,000		1/1/08	(10 bp plus beginning	The spread return of Lehman	106,612
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
			Securities Index)

JPMorgan Chase Bank, N.A.
2,187,991		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500 Consumer (107,525)
			25 bp)	Durables & Apparel Index

4,120,399		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500 Capital	15,320
			25 bp)	Goods Index

1,655,647		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500 Media	(19,632)
			25 bp)	Index

1,538,405		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	(42,829)
			25 bp)	Utilities Index

2,662,367		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	(5,644)
			25 bp)	Technology Hardware &
				Equipment Index

1,725,011		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	(62,928)
			25 bp)	Transportation Index

199

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$2,237,427		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	$(122,946)
			25 bp)	Pharmaceuticals,
				Biotechnology & Life Sciences
				Index

1,920,302		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	(18,137)
			25 bp)	Insurance Index

832,659		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	(9,701)
			25 bp)	Commercial Services &
				Supplies Index

2,236,934		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500 Software	46,724
			25 bp)	& Services Index

1,421,013		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500 Consumer (56,009)
			25 bp)	Services Index

369,475		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	(16,054)
			25 bp)	Automobiles & Components Index

457,184		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	2,011
			25 bp)	Materials Index

930,216		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500	(39,037)
			25 bp)	Diversified Financials Index

528,310		1/9/08	(1 month USD-LIBOR-BBA plus	Standard & Poors 500 Health	6,830
			25 bp)	Care Equipment & Services
				Index

1,368,821		1/9/08	1 month USD-LIBOR-BBA minus	Standard and Poor’s 500	7,150
			30 bp	Semiconductors and
				Semiconductors Equipment
				Industry Group Index

1,828,645		1/9/08	1 month USD-LIBOR-BBA minus	Standard & Poors 500	129,974
			30 bp	Retailing Index

1,787,548		1/9/08	1 month USD-LIBOR-BBA minus	Standard & Poors 500	8,179
			30 bp	Household & Personal Products
				Index

3,658,855		1/9/08	1 month USD-LIBOR-BBA minus	Standard & Poors 500 Energy	(211,351)
			30 bp	Index

2,805,770		1/9/08	1 month USD-LIBOR-BBA minus	Standard & Poors 500 Banks	196,543
			30 bp	Index

2,122,611		1/9/08	1 month USD-LIBOR-BBA minus	Standard & Poors 500 Real	90,394
			30 bp	Estate Index

5,055,038		1/9/08	1 month USD-LIBOR-BBA minus	Standard & Poors 500 Food	77,534
			30 bp	Beverage & Tobacco Index

2,684,311		1/9/08	1 month USD-LIBOR-BBA minus	Standard & Poors 500	(54,507)
			30 bp	Telecommunication Services
				Index

4,105,966		1/9/08	1 month USD-LIBOR-BBA minus	Standard & Poors 500 Food &	57,125
			30 bp	Staples Retailing GICS
				Industry Group Index

336,000	(F)	4/30/08	110 bp plus Banc of America	The spread return of	4,301
			Securities AAA 10 yr Index	Banc of America Securities-
			multiplied by the modified	CMBS AAA 10 year Index
			duration factor

3,516,000	(F)	3/1/08	(Beginning of period nominal	The spread return of Lehman	39,706
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
			115 bp)

3,673,324		9/24/08	3 month USD-LIBOR-BBA	Russell 2000 Total Return	90,424
				Index

200

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A. continued

$1,029,000	(F)	2/1/08	25 bp plus beginning	The spread return of Lehman	$(13,862)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

834,750	(F)	8/1/08	Change in spread of Lehman	The spread return of Lehman	(11,000)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
			Mortgage Backed Securities	adjusted by modified duration
			Index minus 17.5 bp	factor

Lehman Brothers Special Financing, Inc.
300,000		4/1/08	($300,000)	100 bp plus Lehman Brothers	(13,758)
U.S. High Yield Index

1,990,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	—
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
175 bp)

3,250,000	(F)	7/2/08	(Beginning of period nominal	The spread return of Lehman	(11,447)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
230 bp)

1,885,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	(9,843)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
500 bp)

1,130,000	(F)	6/2/08	(Beginning of period nominal	The spread return of Lehman	(20,378)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
300 bp)

490,000		6/1/08	(20 bp plus beginning	The spread return of Lehman	(9,730)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index)

980,000		5/1/08	(Beginning of period nominal	The spread return of Lehman	(10,389)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
175 bp)

1,400,000		5/1/08	(Beginning of period nominal	The spread return of Lehman	(8,018)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
218.75 bp)

2,193,000		4/1/08	Beginning of period nominal	The spread return of Lehman	(52,136)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
10 bp

3,600,000		4/1/08	(Beginning of period nominal	The spread return of Lehman	79,448
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
175 bp)

3,600,000	(F)	9/1/08	Beginning of period nominal	The spread return of Lehman	(50,594)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index	factor

201

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$ 2,921,000	3/1/08	(2.5 bp plus beginning	The spread return of Lehman	$ 50,734
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

699,694	3/1/08	(1 month USD-LIBOR-BBA minus	100 bp plus Lehman Brothers	(35,408)
		20 bp)	U.S. High Yield Index

21,079,701	2/1/08	(1 month USD-LIBOR-BBA plus	100 bp plus Lehman Brothers	(117,818)
		15 bp)	US Aggregate RBI Series 1 Index

1,872,000	3/1/08	Beginning of period nominal	The spread return of Lehman	(22,948)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
		8.5+ Commercial Mortgage	adjusted by modified duration
		Backed Securities Index minus	factor
70 bp

2,637,000	3/1/08	(Beginning of period nominal	The spread return of Lehman	36,844
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
		8.5+ Commercial Mortgage	adjusted by modified duration
		Backed Securities Index minus	factor
120 bp)

1,470,000	2/1/08	(Beginning of period nominal	The spread return of Lehman	23,670
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
		8.5+ Commercial Mortgage	adjusted by modified duration
		Backed Securities Index minus	factor
45 bp)

4,032,000	2/1/08	30 bp plus beginning	The spread return of Lehman	(53,236)
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

711,000	2/1/08	Beginning of period nominal	The spread return of Lehman	(10,827)
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
		8.5+ Commercial Mortgage	adjusted by modified duration
		Backed Securities Index minus	factor
50 bp

1,403,000	2/1/08	57.5 bp plus beginning	The spread return of Lehman	(26,167)
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index

1,840,000	1/1/08	(5 bp plus beginning	The spread return of Lehman	93,690
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

2,040,000	1/1/08	(Beginning of period nominal	The spread return of Lehman	107,204
		spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
		8.5+ Commercial Mortgage	adjusted by modified duration
		Backed Securities Index)	factor

2,040,000	1/1/08	(10 bp plus beginning	The spread return of Lehman	106,110
		of period nominal spread	Brothers AAA 8.5+ CMBS Index
		of Lehman Brothers AAA 8.5+	adjusted by modified duration
		Commercial Mortgage Backed	factor
Securities Index)

Merrill Lynch Capital Services

869,265	10/28/08	3 month USD-LIBOR-BBA	Russell 2000 Total Return	55,048
		minus 105 bp	Index

202

Putnam VT Global Asset Allocation Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc.
$1,799,000	(F)	5/2/08	10 bp plus Banc of America	The spread return of	$(876)
			Securities AAA 10 yr Index	Banc of America Securities-
			multiplied by the modified	CMBS AAA 10 year Index
duration factor

970,000	(F)	4/30/08	Change in spread of Banc	The spread return of	(4,714)
			of America Securities AAA 10	Banc of America Securities-
			yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 15 bp

3,436,000	(F)	1/31/08	Change in spread of Lehman	The spread return of Lehman	(73,156)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
			Mortgage Backed Securities	adjusted by modified duration
			Index minus 110 bp	factor

601,500		1/31/08	Change in spread of Banc	The spread return of	(8,936)
			of America Securities AAA 10	Banc of America Securities-
			yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 80 bp

601,500		1/31/08	Change in spread of Lehman	The spread return of Lehman	(16,187)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
			Mortgage Backed Securities	adjusted by modified duration
			Index minus 70 bp	factor

3,206,000	(F)	1/31/08	40 bp plus beginning	The spread return of Lehman	(74,350)
			of period nominal spread	Brothers Aaa 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

1,330,000	(F)	4/2/08	(Beginning of period nominal	The spread return of Lehman	(10,672)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
235 bp)

1,130,000	(F)	6/2/08	(Banc of America Securities	The spread return of	(13,970)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 250 bp)

Total					$3,584,194

(F) Is valued at fair value following procedures approved by the Trustees.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$—	$10,000		12/20/08	550 bp	$(169)

DJ ABX NA CMBX BBB Index	307	446,000	(F)	10/12/52	(134 bp)	89,433

DJ CDX NA HY Series 8
Index	73,898	12,446,000		6/20/12	(275 bp)	692,381

DJ CDX NA HY Series 9
Index	(2,969)	500,000		12/20/12	375 bp	(24,469)

DJ CDX NA IG Series 8
Index	(876)	1,510,000		6/20/17	(60 bp)	36,980

DJ CDX NA IG Series 8
Index	(9,140)	2,510,000		6/20/17	(60 bp)	53,786

203

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A. continued
Financial Security
Assurance Inc.	$ —	$20,000		12/20/12	95 bp	$49

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	15,000		6/20/11	(101 bp)	(29)

Nalco, Co.
7.75%,11/15/11	—	10,000		9/20/12	350 bp	(239)

XL Capital Assurance Inc.	—	10,000		12/20/12	400 bp	(778)

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	2,593	535,462	(F)	10/12/52	(134 bp)	109,598

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	10,000	(F)	12/20/08	825 bp	86

Abitibibowater Inc.,

6 1/2%, 6/15/13	—	10,000	(F)	12/20/08	725 bp	(42)

Abitibibowater Inc.,

6 1/2%, 6/15/13	—	10,000	(F)	12/20/08	800 bp	28

Arrow Electronic Inc.,
6 7/8%, 6/1/18	—	30,000		3/20/13	(43 bp)	(19)

CMS Energy Corp.,
6.875%, 12/15/15	—	90,000		6/20/12	57 bp	(2,919)

Conagra Foods Inc., 7%,
10/1/28	—	176,000		9/20/10	(27 bp)	(506)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	30,000		9/20/12	495 bp	(1,978)

Motorola, Inc., 6.5%,
9/1/25	—	45,000		3/20/13	(79 bp)	(75)

Premcor Refining Group,
9.5%, 2/1/13	—	70,000		3/20/13	(69.5 bp)	(1)

Yum! Brands Inc., 8
7/8%, 4/15/11	—	50,000		3/20/13	(65 bp)	(35)

Credit Suisse International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	20,000		6/20/17	297 bp	(2,263)

Sprint Capital Corp, 8
3/8%, 3/15/12	—	155,000		6/20/12	(59 bp)	3,528

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	193,000		6/20/12	22 bp	(8,208)

DJ CDX NA IG Series 9
Index	(14,456)	3,230,000		12/20/12	(60 bp)	9,091

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	200,000		12/20/12	61.56 bp	(5,241)

France Telecom, 7.25%,
1/28/13	—	90,000		6/20/16	70 bp	1,053

Nalco, Co. 7.75%,
11/15/11	—	10,000		12/20/12	363 bp	(228)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	414,000	(F)	(a)	2.461%	20,983

DJ ABX HE A Index	65,670	98,000		1/25/38	369 bp	(1,900)

DJ ABX HE AAA Index	23,032	98,000		1/25/38	76 bp	(2,438)

DJ CDX NA CMBX AAA Index	4,023	110,000		3/15/49	7 bp	703

204

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA IG Series 8
Index	$73,827	$4,910,000		6/20/12	35 bp	$(28,416)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	198,000		12/20/10	108.65 bp	(3,605)

DJ CDX NA IG Series 8
Index	(1)	1,505,000		6/20/17	(60 bp)	37,729

DJ CDX NA IG Series 8
Index	(9,428)	2,240,000		6/20/17	(60 bp)	46,729

DJ CDX NA IG Series 9
Index	(24,934)	7,547,000		12/20/12	(60 bp)	(79,952)

General Motors Corp.,
7 1/8%, 7/15/13	—	35,000		9/20/08	620 bp	511

General Motors Corp.,
7 1/8%, 7/15/13	—	10,000		9/20/08	620 bp	146

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	95,000		9/20/17	(67.8 bp)	1,964

Merrill Lynch & Co.,
5%, 1/15/15	—	95,000		9/20/12	48 bp	(3,089)

Merrill Lynch & Co.,
5%, 1/15/15	—	95,000		9/20/17	(59.8 bp)	2,720

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche	—	203,000		12/20/10	105.5 bp	(3,877)

DJ CDX NA IG Series 9
Index	—	160,000		12/20/12	(13.55 bp)	322

DJ CDX NA IG Series 9
Index 30-100% tranche	—	660,000		12/20/12	(5.8 bp)	3,652

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	95,000		9/20/17	(77 bp)	4,350

CMS Energy Corp.,
6.875%, 12/15/15	—	25,000		6/20/12	62 bp	(904)

Community Health
Systems, 8 7/8%, 7/15/15	—	25,000		12/20/12	360 bp	(520)

DJ ABX HE A Index	68,110	98,000		1/25/38	369 bp	929

DJ ABX HE A Index	65,670	98,000		1/25/38	369 bp	(1,506)

DJ ABX HE AAA Index	27,440	98,000		1/25/38	76 bp	2,695

DJ ABX HE AAA Index	23,032	98,000		1/25/38	76 bp	(1,703)

DJ ABX NA CMBX BBB Index	263	63,865	(F)	10/12/52	(134 bp)	13,026

DJ CDX NA CMBX AA Index	(2,662)	84,000	(F)	3/15/49	(15 bp)	5,207

DJ CDX NA EM Series 7
Index	(134,417)	12,446,000		6/20/12	125 bp	(315,465)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	3,227,000		6/20/12	104 bp	(136,149)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	800,000		12/20/10	90 bp	(18,784)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	800,000		12/20/10	104.5 bp	(15,505)

DJ CDX NA IG Series 8
Index	12,939	828,000		6/20/12	35 bp	(4,302)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	2,814,350		6/20/12	(3.125 bp)	16,952

DJ CDX NA IG Series 8
Index 30-100% tranche	—	2,302,650		6/20/12	(8 bp)	8,995

205

Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA IG Series 9
Index	$(6,470)	$280,000		12/20/17	(80 bp)	$2,387

DJ CDX NA IG Series 9
Index	(9,347)	1,889,000		12/20/12	(60 bp)	(23,118)

DJ CDX NA IG Series 9
Index	(6,219)	884,000		12/20/12	60 bp	(12,663)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	200,000		12/20/12	59.3 bp	(3,682)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	95,000		9/20/17	(58 bp)	(97)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	95,000		9/20/12	48 bp	(1,988)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	95,000		9/20/17	(60.5 bp)	1,755

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	12,000		9/20/12	395 bp	(44)

XL Capital Assurance
Inc.	—	30,000		12/20/12	400 bp	(2,333)

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	25,000		9/20/08	500 bp	143

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	20,000		6/20/17	295 bp	(2,285)

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	135	186,325	(F)	10/12/52	(134 bp)	37,370

DJ CDX NA CMBX AAA Index	75,725	1,214,000	(F)	12/13/49	8 bp	29,122

DJ CDX NA CMBX AAAA
Index	36,744	1,400,000		2/17/51	35 bp	4,589

DJ CDX NA IG Series 8
Index	36,070	3,000,000		6/20/12	35 bp	(26,401)

DJ CDX NA IG Series 8
Index	—	1,500,000		6/20/17	(60 bp)	37,605

DJ CDX NA IG Series 9
Index	(7,385)	1,650,000		12/20/12	(60 bp)	4,644

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	20,000		6/20/12	225 bp	(1,241)

Jefferson Smurfit Corp,
7.5%, 6/1/13	—	10,000		9/20/12	445 bp	279

Nalco, Co. 7.75%,
	—	10,000		9/20/12	330 bp	(317)

Total						$542,037

   * Payments related to the reference debt are made upon a credit default event.

  ** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

See page 305 for Notes to the Portfolios.

206

Putnam VT Global Equity Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (100.1%)*

	Shares	Value

Aerospace and Defense (2.8%)
Lockheed Martin Corp.	145,600	$15,325,856

Airlines (1.7%)
Air France-KLM (France)	76,331	2,657,887
Singapore Airlines, Ltd. (Singapore)	560,340	6,706,727
		9,364,614

Automotive (3.5%)
Nissan Motor Co., Ltd. (Japan)	505,600	5,490,268
Suzuki Motor Corp. (Japan)	452,800	13,658,024
		19,148,292

Banking (8.7%)
Allied Irish Banks PLC (Ireland)	205,452	4,714,497
Bank of America Corp. #	259,700	10,715,222
Bank of Ireland PLC (Ireland)	133,904	1,982,362
Barclays PLC (United Kingdom)	311,845	3,149,801
Credit Agricole SA (France)	180,436	6,044,371
DBS Group Holdings, Ltd. (Singapore)	574,000	8,134,250
Fortis (Belgium)	50,817	1,318,740
KBC Groupe SA (Belgium)	34,986	4,879,496
Royal Bank of Scotland Group PLC
(United Kingdom)	535,120	4,797,024
UniCredito Italiano SpA (Italy)	194,374	1,615,399
		47,351,162

Basic Materials (2.2%)
Antofagasta PLC (United Kingdom)	503,402	7,094,402
Sumitomo Metal Mining Co., Ltd. (Japan)	274,000	4,705,817
		11,800,219

Beverage (0.7%)
PepsiCo, Inc. (S)	49,500	3,757,050

Communications Equipment (3.0%)
Nokia OYJ (Finland)	418,500	16,091,513

Computers (1.4%)
Seagate Technology (Cayman Islands)	289,700	7,387,350

Conglomerates (1.2%)
Mitsubishi Corp. (Japan)	170,000	4,644,155
Vivendi SA (France)	35,336	1,607,910
		6,252,065

Consumer (1.1%)
Matsushita Electric
Industrial Co., Ltd. (Japan)	294,000	6,032,310

Consumer Goods (2.2%)
Reckitt Benckiser PLC
(United Kingdom)	208,276	11,997,422

Consumer Services (0.5%)
Ashtead Group PLC (United Kingdom)	1,786,410	2,947,435

COMMON STOCKS (100.1%)* continued

	Shares	Value
Electronics (2.1%)
AU Optronics Corp. (Taiwan)	807,000	$1,559,793
NVIDIA Corp. †	284,200	9,668,484
		11,228,277

Energy (4.0%)
National-Oilwell Varco, Inc. †	185,200	13,604,792
Petroleum Geo-Services ASA (Norway)	283,550	8,154,560
		21,759,352

Financial (2.1%)
JPMorgan Chase & Co.	84,628	3,694,012
Korea Investment Holdings Co.,
Ltd. (South Korea)	56,230	4,744,858
Man Group PLC (United Kingdom)	247,463	2,838,302
		11,277,172

Food (1.1%)
Delhaize Group (Belgium)	68,920	6,017,894

Health Care Services (3.6%)
UnitedHealth Group, Inc.	63,600	3,701,520
WellPoint, Inc. †	178,800	15,686,124
		19,387,644

Insurance (5.7%)
Allianz SE (Germany)	56,072	11,976,460
Swiss Re (Switzerland)	154,482	10,827,442
Zurich Financial Services AG (Switzerland)	26,848	7,894,352
		30,698,254

Investment Banking/Brokerage (2.3%)
Credit Suisse Group (Switzerland)	100,815	6,056,662
Goldman Sachs Group, Inc. (The)	30,800	6,623,540
		12,680,202

Machinery (0.7%)
Hyundai Heavy Industries Co., Ltd.
(South Korea)	8,030	3,737,929

Manufacturing (0.8%)
Hyundai Mipo Dockyard (South Korea)	14,672	4,437,799

Media (3.0%)
Viacom, Inc. Class B †	371,900	16,333,848

Metals (6.9%)
Boliden AB (Sweden)	195,350	2,421,364
Freeport-McMoRan Copper &
Gold, Inc. Class B	27,800	2,847,832
JFE Holdings, Inc. (Japan)	64,800	3,274,841
Minara Resources, Ltd. (Australia)	254,011	1,377,027
MMC Norilsk Nickel ADR (Russia)	19,850	5,334,945
Salzgitter AG (Germany)	58,138	8,547,451
Teck Cominco, Ltd. Class B (Canada)	153,000	5,460,653
voestalpine AG (Austria)	115,914	8,287,208
		37,551,321

207

Putnam VT Global Equity Fund

COMMON STOCKS (100.1%)* continued

	Shares	Value

Natural Gas Utilities (0.5%)
Centrica PLC (United Kingdom)	397,217	$2,814,799

Office Equipment & Supplies (1.6%)
Canon, Inc. (Japan)	188,500	8,637,754

Oil & Gas (10.0%)
Exxon Mobil Corp.	145,500	13,631,895
Inpex Holdings, Inc. (Japan)	589	6,354,259
Marathon Oil Corp.	210,500	12,811,030
Royal Dutch Shell PLC Class A (Netherlands)	164,975	6,924,812
Suncor Energy, Inc. (Canada)	47,800	5,196,029
Valero Energy Corp.	131,000	9,173,930
		54,091,955

Pharmaceuticals (8.5%)
Eli Lilly Co.	88,800	4,741,032
Johnson & Johnson	297,900	19,869,930
Pfizer, Inc.	703,300	15,986,009
Roche Holding AG (Switzerland)	22,930	3,946,412
Watson Pharmaceuticals, Inc. †	58,481	1,587,174
		46,130,557

Power Producers (1.2%)
Mirant Corp. † (S)	168,800	6,579,824

Regional Bells (2.1%)
Verizon Communications, Inc.	262,200	11,455,518

Retail (2.2%)
Hennes & Mauritz AB Class B (Sweden)	153,400	9,278,291
Marks & Spencer Group PLC
(United Kingdom)	232,292	2,565,689
		11,843,980

Shipping (1.9%)
Mitsui O.S.K. Lines, Ltd. (Japan)	388,000	4,943,113
Neptune Orient Lines, Ltd. (Singapore)	513,000	1,380,784
Orient Overseas International, Ltd.
(Hong Kong)	228,000	1,673,870
Pacific Basin Shipping, Ltd.
(Hong Kong)	1,565,000	2,491,892
		10,489,659

Software (5.3%)
Adobe Systems, Inc. †	390,000	16,664,700
Oracle Corp. †	548,322	12,381,111
		29,045,811

Technology Services (0.9%)
Accenture, Ltd. Class A (Bermuda)	140,000	5,044,200

Telecommunications (1.7%)
Embarq Corp.	153,894	7,622,370
Sprint Nextel Corp.	131,800	1,730,534
		9,352,904

COMMON STOCKS (100.1%)* continued

	Shares	Value

Tobacco (2.9%)
Loews Corp. — Carolina Group	182,120	$15,534,829

Total common stocks (cost $504,626,152)		$543,586,770

SHORT-TERM INVESTMENTS (1.3%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	649,994	$649,994
Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$6,202,821	6,189,000

Total short-term investments (cost $6,838,994)		$6,838,994

Total investments (cost $511,465,146)		$550,425,764

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2007
(as a percentage of Portfolio Value):
Austria	1.5%
Belgium	2.2
Bermuda	0.9
Canada	2.0
Cayman Islands	1.4
Finland	3.0
France	1.9
Germany	3.8
Hong Kong	0.8
Ireland	1.2
Japan	10.6
Netherlands	1.3
Norway	1.5
Russia	1.0
Singapore	3.0
South Korea	2.4
Sweden	2.1
Switzerland	5.3
United Kingdom	7.0
United States	46.4
Other	0.7

Total	100.0%

208

Putnam VT Global Equity Fund

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07
(aggregate face value $128,898,550)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$42,002,883	$42,400,868	1/16/08	$(397,985)
British Pound	9,301,910	9,544,496	3/19/08	(242,586)
Canadian Dollar	2,972,630	3,001,051	1/16/08	(28,421)
Euro	44,588,694	44,814,040	3/19/08	(225,346)
Japanese Yen	12,529,057	12,693,977	2/20/08	(164,920)
Norwegian Krone	13,814,049	13,674,434	3/19/08	139,615
Swiss Franc	2,763,906	2,769,684	3/19/08	(5,778)

Total				$(925,421)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07
(aggregate face value $123,977,983)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$2,421,555	$2,425,802	1/16/08	$4,247
British Pound	8,198,840	8,342,438	3/19/08	143,598
Canadian Dollar	7,254,899	7,315,703	1/16/08	60,804
Euro	3,611,552	3,606,787	3/19/08	(4,765)
Japanese Yen	66,588,479	65,824,239	2/20/08	(764,240)
Norwegian Krone	5,333,629	5,291,650	3/19/08	(41,979)
Swedish Krona	11,198,338	11,265,214	3/19/08	66,876
Swiss Franc	19,777,461	19,906,150	3/19/08	128,689

Total				$(406,770)

FUTURES CONTRACTS OUTSTANDING at 12/31/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Dow Jones
Euro Stoxx
50 Index (Long)	9	$582,759	Mar-08	$11,530
New Financial Times
Stock Exchange
100 Index (Long)	5	640,626	Mar-08	13,606
Tokyo Price
Index (Long)	5	659,844	Mar-08	(48,273)

Total				$(23,137)

See page 305 for Notes to the Portfolios.

209

Putnam VT Growth and Income Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (98.7%)*

	Shares	Value

Advertising and Marketing Services (0.4%)
Omnicom Group, Inc.	236,000	$11,217,080

Aerospace and Defense (1.9%)
L-3 Communications Holdings, Inc. (S)	123,000	13,030,620
Lockheed Martin Corp.	247,000	25,999,220
United Technologies Corp.	234,000	17,910,360
		56,940,200

Airlines (0.5%)
AMR Corp. † (S)	390,000	5,471,700
Delta Air Lines, Inc. † (S)	330,000	4,913,700
UAL Corp. † (S)	163,000	5,812,580
		16,197,980

Automotive (0.9%)
Ford Motor Co. † (S)	3,562,379	23,974,811
Harley-Davidson, Inc.	101,000	4,717,710
		28,692,521

Banking (7.3%)
Bank of America Corp.	2,481,500	102,386,690
First Horizon National Corp.	350,000	6,352,500
National City Corp.	828,000	13,628,880
PNC Financial Services Group	70,800	4,648,020
U.S. Bancorp	1,856,900	58,938,006
Wells Fargo & Co.	1,188,400	35,877,794
		221,831,890

Beverage (1.3%)
Molson Coors Brewing Co. Class B	333,000	17,189,460
Pepsi Bottling Group, Inc. (The)	605,000	23,873,300
		41,062,760

Biotechnology (0.5%)
Amgen, Inc. †	338,000	15,696,720

Building Materials (0.7%)
Masco Corp. (S)	947,200	20,468,992

Chemicals (1.9%)
Celanese Corp. Ser. A	330,000	13,965,600
E.I. du Pont de Nemours & Co.	489,000	21,560,010
Huntsman Corp. (S)	95,700	2,459,490
Rohm & Haas Co. (S)	383,470	20,350,753
		58,335,853

Communications Equipment (0.5%)
Cisco Systems, Inc. †	323,200	8,749,024
Corning, Inc.	255,000	6,117,450
		14,866,474

Computers (0.8%)
Dell, Inc. †	100,900	2,473,059
Hewlett-Packard Co.	67,210	3,392,761
IBM Corp. (S)	177,200	19,155,320
		25,021,140

COMMON STOCKS (98.7%)* continued

	Shares	Value
Conglomerates (2.2%)
3M Co.	255,315	$21,528,161
Honeywell International, Inc.	314,000	19,332,980
Textron, Inc.	177,538	12,658,459
Tyco International, Ltd. (Bermuda)	302,575	11,997,099
		65,516,699

Consumer Finance (2.2%)
Capital One Financial Corp.	943,000	44,566,180
Countrywide Financial Corp.	2,447,597	21,881,517
		66,447,697

Consumer Goods (4.8%)
Clorox Co. (S)	972,409	63,371,895
Newell Rubbermaid, Inc.	322,000	8,333,360
Procter & Gamble Co. (The)	1,000,000	73,420,000
		145,125,255

Consumer Services (0.2%)
Service Corporation International (S)	333,100	4,680,055

Containers (0.1%)
Crown Holdings, Inc. †	172,800	4,432,320

Electric Utilities (4.8%)
Edison International	862,000	46,004,940
Entergy Corp.	159,800	19,099,296
Exelon Corp.	237,327	19,375,376
FirstEnergy Corp.	89,000	6,438,260
PG&E Corp.	978,200	42,150,638
Sierra Pacific Resources	319,300	5,421,714
Wisconsin Energy Corp.	139,000	6,770,690
		145,260,914

Electrical Equipment (0.7%)
Emerson Electric Co.	299,000	16,941,340
WESCO International, Inc. †	119,000	4,717,160
		21,658,500

Electronics (0.2%)
Tyco Electronics, Ltd. (Bermuda)	150,575	5,590,850

Energy (0.5%)
Global Industries, Ltd. †	689,000	14,758,380

Financial (6.1%)
AMBAC Financial Group, Inc.	604,000	15,565,080
Citigroup, Inc.	2,029,996	59,763,082
Fannie Mae	174,000	6,956,520
Freddie Mac	600,000	20,442,000
JPMorgan Chase & Co.	1,109,000	48,407,850
MGIC Investment Corp.	866,900	19,444,567
PMI Group, Inc. (The)	429,000	5,697,120
Radian Group, Inc.	588,000	6,867,840
		183,144,059

210

Putnam VT Growth and Income Fund

COMMON STOCKS (98.7%)* continued

	Shares	Value

Food (0.8%)
Kraft Foods, Inc. Class A	791,109	$25,813,887

Health Care Services (2.7%)
Aetna, Inc.	482,000	27,825,860
Cardinal Health, Inc.	333,568	19,263,552
Health Management Associates, Inc. Class A	2,203,000	13,173,940
McKesson Corp.	89,000	5,830,390
UnitedHealth Group, Inc.	133,000	7,740,600
WellPoint, Inc. †	83,000	7,281,590
		81,115,932

Homebuilding (1.2%)
Lennar Corp. (S)	1,143,800	20,462,582
Toll Brothers, Inc. † (S)	712,000	14,282,720
		34,745,302

Household Furniture and Appliances (0.2%)
Whirlpool Corp. (S)	63,000	5,142,690

Insurance (9.6%)
ACE, Ltd. (Bermuda)	950,500	58,721,890
American International Group, Inc.	1,472,500	85,846,750
Berkshire Hathaway, Inc. Class B †	8,904	42,169,344
Chubb Corp. (The)	264,717	14,448,254
Everest Re Group, Ltd. (Barbados)	231,900	23,282,760
Genworth Financial, Inc. Class A	1,608,530	40,937,089
Loews Corp.	463,000	23,307,420
		288,713,507

Investment Banking/Brokerage (5.0%)
Bear Stearns Cos., Inc. (The)	271,000	23,915,750
Goldman Sachs Group, Inc. (The)	190,369	40,938,853
Lehman Brothers Holdings, Inc.	692,000	45,284,480
Morgan Stanley	788,900	41,898,479
		152,037,562

Leisure (0.4%)
Brunswick Corp. (S)	636,500	10,852,325

Lodging/Tourism (0.6%)
Carnival Corp. (S)	111,000	4,938,390
Wyndham Worldwide Corp.	509,480	12,003,349
		16,941,739

Machinery (1.7%)
Caterpillar, Inc.	378,000	27,427,680
Parker-Hannifin Corp.	306,463	23,079,729
		50,507,409

Media (1.4%)
Walt Disney Co. (The) (S)	1,326,000	42,803,280

Medical Technology (1.9%)
Baxter International, Inc.	131,300	7,621,965
Boston Scientific Corp. †	1,466,530	17,055,744

COMMON STOCKS (98.7%)* continued

	Shares	Value

Medical Technology continued
Covidien, Ltd.	460,575	$20,398,867
Hospira, Inc. †	271,000	11,555,440
		56,632,016

Metals (0.8%)
Freeport-McMoRan Copper &
Gold, Inc. Class B (S)	168,700	17,281,628
Nucor Corp.	140,000	8,290,800
		25,572,428

Oil & Gas (13.0%)
Apache Corp.	231,000	24,841,740
BP PLC ADR (United Kingdom)	827,000	60,511,590
ConocoPhillips	966,000	85,297,800
Devon Energy Corp.	187,000	16,626,170
Exxon Mobil Corp.	827,300	77,509,737
Marathon Oil Corp.	1,113,200	67,749,352
Nexen, Inc. (Canada)	470,000	15,166,900
Occidental Petroleum Corp.	133,000	10,239,670
Total SA ADR (France)	346,000	28,579,600
Valero Energy Corp.	78,100	5,469,343
		391,991,902

Pharmaceuticals (4.6%)
Johnson & Johnson	608,000	40,553,600
Pfizer, Inc.	4,164,900	94,668,177
Watson Pharmaceuticals, Inc. †	131,000	3,555,340
		138,777,117

Photography/Imaging (0.1%)
Xerox Corp.	145,700	2,358,883

Publishing (0.5%)
Idearc, Inc. (S)	854,595	15,006,688

Railroads (0.2%)
Norfolk Southern Corp.	92,000	4,640,480

Regional Bells (4.2%)
Qwest Communications
International, Inc. † (S)	2,631,102	18,444,025
Verizon Communications, Inc.	2,447,900	106,948,751
		125,392,776

Retail (2.9%)
Big Lots, Inc. † (S)	291,118	4,654,977
Home Depot, Inc. (The)	786,400	21,185,616
JC Penney Co., Inc. (Holding Co.)	255,000	11,217,450
Ross Stores, Inc.	375,000	9,588,750
Staples, Inc.	919,000	21,201,330
Supervalu, Inc.	122,800	4,607,456
Wal-Mart Stores, Inc.	336,000	15,970,080
		88,425,659

211

Putnam VT Growth and Income Fund

COMMON STOCKS (98.7%)* continued

	Shares	Value

Schools (0.6%)
Apollo Group, Inc. Class A † (S)	193,000	$13,538,950
Career Education Corp. † (S)	150,348	3,779,749
		17,318,699

Software (2.5%)
Microsoft Corp. (S)	1,314,000	46,778,400
Oracle Corp. †	120,800	2,727,664
Parametric Technology Corp. †	520,792	9,296,137
Symantec Corp. † (S)	1,066,000	17,205,240
		76,007,441

Technology (0.3%)
Affiliated Computer Services, Inc. Class A †	191,000	8,614,100

Technology Services (0.4%)
Computer Sciences Corp. †	223,000	11,031,810

Telecommunications (1.5%)
Embarq Corp.	46,130	2,284,819
Motorola, Inc.	1,301,000	20,868,040
Sprint Nextel Corp. (S)	1,737,600	22,814,688
		45,967,547

Telephone (1.9%)
AT&T, Inc.	1,402,000	58,267,120

Tobacco (0.4%)
Altria Group, Inc.	169,800	12,833,484

Toys (0.1%)
Mattel, Inc.	229,400	4,367,776

Waste Management (0.7%)
Waste Management, Inc.	650,000	21,235,500

Total common stocks (cost $2,706,008,528)		$2,980,061,398

SHORT-TERM INVESTMENTS (8.6%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	34,770,456	$34,770,456
Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to February
22, 2008 (d)	$225,187,984	224,686,226

Total short-term investments
(cost $259,456,682)		$259,456,682

Total investments (cost $2,965,465,210)		$3,239,518,080

See page 305 for Notes to the Portfolios.

212

Putnam VT Growth Opportunities Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (100.2%)*

	Shares	Value

Advertising and Marketing Services (1.7%)
Omnicom Group, Inc.	15,000	$712,950

Aerospace and Defense (7.9%)
Alliant Techsystems, Inc. †	1,500	170,640
Boeing Co. (The)	8,700	760,902
L-3 Communications Holdings, Inc.	7,201	762,874
Lockheed Martin Corp.	7,401	779,029
United Technologies Corp.	12,100	926,134
		3,399,579

Automotive (1.0%)
Harley-Davidson, Inc.	8,900	415,719

Banking (2.4%)
U.S. Bancorp	12,600	399,924
Wells Fargo & Co.	20,800	627,952
		1,027,876

Building Materials (0.7%)
Sherwin-Williams Co. (The)	4,900	284,396

Chemicals (0.5%)
Potash Corp. of Saskatchewan (Canada)	1,400	201,544

Commercial and Consumer Services (1.4%)
Dun & Bradstreet Corp. (The)	4,000	354,520
Equifax, Inc.	6,600	239,976
		594,496

Communications Equipment (2.9%)
Cisco Systems, Inc. †	46,261	1,252,285

Computers (3.8%)
Apple Computer, Inc. †	5,700	1,129,056
Dell, Inc. †	16,200	397,062
Research in Motion, Ltd. (Canada) †	1,100	124,740
		1,650,858

Conglomerates (1.9%)
Danaher Corp. (S)	9,300	815,982

Consumer Finance (3.5%)
American Express Co.	9,700	504,594
Capital One Financial Corp.	7,900	373,354
Mastercard, Inc. Class A	2,900	624,080
		1,502,028

Consumer Goods (2.2%)
Procter & Gamble Co. (The)	12,800	939,776

Consumer Services (0.4%)
Liberty Media Holding Corp. —
Interactive Class A †	9,100	173,628

Electronics (1.7%)
Amphenol Corp. Class A	8,100	375,597
Texas Instruments, Inc.	10,900	364,060
		739,657

COMMON STOCKS (100.2%)* continued

	Shares	Value

Energy (0.8%)
Halliburton Co.	8,800	$333,608

Financial (1.6%)
Assurant, Inc.	3,600	240,840
CME Group, Inc.	300	205,800
Moody’s Corp.	6,800	242,760
		689,400

Health Care Services (7.9%)
Aetna, Inc.	8,900	513,797
Express Scripts, Inc. †	8,900	649,700
Medco Health Solutions, Inc. †	5,900	598,260
UnitedHealth Group, Inc.	15,600	907,920
WellPoint, Inc. †	7,900	693,067
		3,362,744

Homebuilding (0.5%)
NVR, Inc. † (S)	400	209,600

Insurance (4.3%)
American International Group, Inc.	21,600	1,259,280
Berkshire Hathaway, Inc. Class B †	53	251,008
Prudential Financial, Inc.	3,600	334,944
		1,845,232

Investment Banking/Brokerage (6.0%)
BlackRock, Inc.	1,100	238,480
Blackstone Group LP (The)	12,500	276,625
Franklin Resources, Inc.	4,400	503,492
Goldman Sachs Group, Inc. (The)	6,100	1,311,805
T. Rowe Price Group, Inc.	4,100	249,608
		2,580,010

Lodging/Tourism (1.2%)
Las Vegas Sands Corp. †	1,800	185,490
Wyndham Worldwide Corp.	14,400	339,264
		524,754

Machinery (3.1%)
Caterpillar, Inc.	9,400	682,064
Joy Global, Inc.	3,400	223,788
Parker-Hannifin Corp.	3,200	240,992
Terex Corp. †	2,900	190,153
		1,336,997

Manufacturing (0.5%)
Mettler-Toledo International, Inc.
(Switzerland) †	1,700	193,460

Media (1.4%)
Walt Disney Co. (The)	19,000	613,320

213

Putnam VT Growth Opportunities Fund

COMMON STOCKS (100.2%)* continued

	Shares	Value

Medical Technology (4.0%)
Becton, Dickinson and Co.	5,000	$417,900
Hospira, Inc. †	5,700	243,048
Medtronic, Inc.	15,400	774,158
St. Jude Medical, Inc. †	6,800	276,352
		1,711,458

Metals (0.7%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	2,900	297,076

Oil & Gas (7.9%)
ConocoPhillips	8,800	777,040
Devon Energy Corp.	6,900	613,479
EOG Resources, Inc.	4,800	428,400
Hess Corp.	3,000	302,580
Occidental Petroleum Corp.	8,100	623,619
Suncor Energy, Inc. (Canada)	1,400	152,222
Valero Energy Corp.	7,300	511,219
		3,408,559

Other (0.6%)
S&P 500 Index Depository Receipts
(SPDR Trust Series 1)	1,800	263,178

Pharmaceuticals (2.2%)
Johnson & Johnson	13,900	927,130

Publishing (1.5%)
McGraw-Hill Cos., Inc. (The)	15,400	674,674

Real Estate (1.1%)
CB Richard Ellis Group, Inc. Class A †	21,487	463,045

Restaurants (1.2%)
Yum! Brands, Inc.	12,900	493,683

Retail (7.2%)
Best Buy Co., Inc. (S)	13,650	718,673
Costco Wholesale Corp.	4,400	306,944
CVS Caremark Corp.	20,800	826,800
Lowe’s Cos., Inc.	14,900	337,038
Ross Stores, Inc.	8,400	214,788
Staples, Inc.	29,400	678,258
		3,082,501

Software (7.3%)
Activision, Inc. †	4,000	118,800
Adobe Systems, Inc. †	15,500	662,315
Autodesk, Inc. †	5,600	278,656
Microsoft Corp.	36,600	1,302,960
Oracle Corp. †	32,900	742,882
		3,105,613

COMMON STOCKS (100.2%)* continued

	Shares	Value

Technology Services (6.1%)
Accenture, Ltd. Class A (Bermuda)	9,900	$356,697
Cognizant Technology Solutions Corp. †	11,400	386,916
eBay, Inc. †	21,400	710,266
Google, Inc. Class A †	1,680	1,161,686
		2,615,565

Transportation Services (0.3%)
Expeditors International
of Washington, Inc. (S)	2,500	111,700

Trucks & Parts (0.4%)
WABCO Holdings, Inc.	3,766	188,639

Waste Management (0.4%)
Republic Services, Inc.	5,400	169,290

Total common stocks (cost $34,806,123)		$42,912,010

SHORT-TERM INVESTMENTS (3.1%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$1,258,354	$1,255,550
Putnam Prime Money Market Fund (e)	63,277	63,277

Total short-term investments (cost $1,318,827)		$1,318,827

Total investments (cost $36,124,950)		$44,230,837

See page 305 for Notes to the Portfolios.

214

Putnam VT Health Sciences Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (95.9%)*

	Shares	Value

Biotechnology (18.1%)
Amgen, Inc. †	239,200	$11,108,447
Amylin Pharmaceuticals, Inc. † (S)	31,200	1,154,400
Arqule, Inc. †	57,600	334,080
Basilea Pharmaceutical AG (Switzerland) †	1,000	193,424
Basilea Pharmaceutical AG 144A (Switzerland) †	5,000	967,118
Biogen Idec, Inc. †	106,700	6,073,364
Genentech, Inc. † (S)	148,300	9,946,481
Genzyme Corp. † (S)	76,200	5,672,328
Idenix Pharmaceuticals, Inc. † (S)	73,700	198,990
InterMune, Inc. †	40,500	539,865
		36,188,497

Health Care Services (18.6%)
Aetna, Inc.	37,100	2,141,783
AmerisourceBergen Corp.	41,800	1,875,566
Cardinal Health, Inc.	114,800	6,629,700
Centene Corp. †	33,349	915,097
CIGNA Corp.	69,400	3,728,862
Coventry Health Care, Inc. †	51,450	3,048,413
Express Scripts, Inc. †	29,400	2,146,200
Health Management Associates, Inc. Class A	305,100	1,824,498
Laboratory Corp. of America Holdings † (S)	27,000	2,039,310
LifePoint Hospitals, Inc. †	68,200	2,028,268
McKesson Corp.	32,500	2,129,075
Omnicare, Inc. (S)	54,900	1,252,269
Quest Diagnostics, Inc.	24,200	1,280,180
UnitedHealth Group, Inc.	9,500	552,900
WellPoint, Inc. †	65,300	5,728,769
		37,320,890

Medical Technology (25.7%)
Baxter International, Inc.	97,900	5,683,095
Becton, Dickinson and Co.	58,600	4,897,788
Boston Scientific Corp. † (S)	503,300	5,853,379
Covidien, Ltd.	85,300	3,777,937
Edwards Lifesciences Corp. † (S)	14,965	688,240
Hospira, Inc. †	119,300	5,086,952
Medtronic, Inc.	231,100	11,617,396
Nobel Biocare Holding AG (Switzerland)	18,720	4,947,990
PerkinElmer, Inc.	20,500	533,410
St. Jude Medical, Inc. †	123,900	5,035,296
Synthes, Inc. (Switzerland)	5,519	681,606
Varian Medical Systems, Inc. †	33,300	1,736,928
West Pharmaceutical Services, Inc.	21,400	868,626
		51,408,643

COMMON STOCKS (95.9%)* continued

	Shares	Value

Pharmaceuticals (33.5%)
Abbott Laboratories	108,100	$6,069,815
Barr Pharmaceuticals, Inc. †	98,100	5,209,110
Cephalon, Inc. † (S)	26,000	1,865,760
Jazz Pharmaceuticals, Inc. † (S)	38,300	563,010
Johnson & Johnson	141,500	9,438,050
Mylan Laboratories, Inc. (S)	319,100	4,486,546
Novartis AG (Switzerland)	147,791	8,044,642
Ono Pharmaceutical Co., Ltd. (Japan)	30,300	1,421,337
Pfizer, Inc.	320,500	7,284,965
Pharmion Corp. †	9,900	622,314
Roche Holding AG (Switzerland)	75,132	12,930,739
Teva Pharmaceutical Industries,
Ltd. ADR (Israel) (S)	61,200	2,844,576
Wyeth	141,500	6,252,885
		67,033,749

Total common stocks (cost $154,340,425)		$191,951,779

SHORT-TERM INVESTMENTS (12.5%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$16,522,516	$16,485,701
Putnam Prime Money Market Fund (e)	8,611,813	8,611,813

Total short-term investments (cost $25,097,514)		$25,097,514

Total investments (cost $179,437,939)		$217,049,293

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2007
(as a percentage of Portfolio Value):
Israel	1.4%
Japan	0.7
Switzerland	13.9
United States	84.0

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07
(aggregate face value $3,390,415)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Japanese Yen	$3,471,554	$3,390,415	2/20/08	$81,139

215

Putnam VT Health Sciences Fund

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07
(aggregate face value $35,771,920)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$2,377	$2,461	3/19/08	$84
Euro	2,721,193	2,748,249	3/19/08	27,056
Japanese Yen	5,041,405	4,930,076	2/20/08	(111,329)
Swiss Franc	27,917,597	28,091,134	3/19/08	173,537

Total				$89,348

See page 305 for Notes to the Portfolios.

216

Putnam VT High Yield Fund

The fund’s portfolio
12/31/07

CORPORATE BONDS AND NOTES (77.5%)*

	Principal amount	Value

Advertising and Marketing Services (0.3%)
Lamar Media Corp. company
guaranty 7 1/4s, 2013	$1,035,000	$1,035,000
Lamar Media Corp. 144A
sr. sub. notes 6 5/8s, 2015	330,000	320,925
		1,355,925

Automotive (4.0%)
Allison Transmission 144A company
guaranty 11s, 2015	290,000	263,900
ArvinMeritor, Inc. sr. unsec.
notes 8 1/8s, 2015	385,000	333,025
Dana Corp. notes 5.85s, 2015	1,540,000	1,108,800
Ford Motor Co. notes 7.45s, 2031	1,285,000	954,113
Ford Motor Credit Co., LLC
notes 7 7/8s, 2010	2,385,000	2,200,561
Ford Motor Credit Co., LLC
notes 7 3/8s, 2009	1,370,000	1,289,507
Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011 (S)	3,825,000	3,643,147
Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010	1,256,000	1,212,937
Ford Motor Credit Corp. sr. unsec.
FRN 7.993s, 2012	455,000	386,348
General Motors Corp. debs. 9.4s, 2021	320,000	284,160
General Motors Corp. notes 7.2s, 2011	5,165,000	4,751,800
Lear Corp. company
guaranty 8 3/4s, 2016	625,000	568,750
Lear Corp. company
guaranty 8 1/2s, 2013	1,315,000	1,222,950
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 (S)	690,000	677,925
Tenneco Automotive, Inc. sec.
notes Ser. B, 10 1/4s, 2013	80,000	85,200
Tenneco, Inc. 144A sr. unsec. notes
8 1/8s, 2015	235,000	232,650
UCI Holdco, Inc. 144A
sr. notes FRN 12.491s, 2013 ‡‡	1,551,658	1,466,317
		20,682,090

Basic Materials (6.8%)
AK Steel Corp. company
guaranty 7 3/4s, 2012	2,325,000	2,336,625
Aleris International, Inc. company
guaranty 10s, 2016	1,240,000	1,004,400
Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	1,100,000	918,500
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s, 2015 (Canada)	505,000	414,100
ARCO Chemical Co. debs.
10 1/4s, 2010	715,000	743,600
Builders FirstSource, Inc. company
guaranty FRN 9.119s, 2012	1,255,000	1,091,850
Century Aluminum Co. company
guaranty 7 1/2s, 2014	625,000	615,625

CORPORATE BONDS AND NOTES (77.5%)* continued

Principal amount			Value

Basic Materials continued
Clondalkin Acquisition BV 144A
sec. FRN 6.991s, 2013 (Netherlands)		$850,000	$800,063
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††		535,000	547,038
Domtar Corp. company
guaranty 7 7/8s, 2011 (Canada)		385,000	393,181
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017		2,985,000	3,201,412
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. FRN 8.394s, 2015		535,000	543,025
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec.
notes 8 1/4s, 2015		1,490,000	1,579,400
Georgia-Pacific Corp.
debs. 9 1/2s, 2011		1,100,000	1,155,000
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		1,475,000	1,552,438
Hercules, Inc. company
guaranty 6 3/4s, 2029		1,600,000	1,540,000
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014		1,635,000	1,765,800
Huntsman, LLC company
guaranty 11 5/8s, 2010		4,000	4,240
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		340,000	334,900
MacDermid, Inc. 144A
sr. sub. notes 9 1/2s, 2017		620,000	582,800
Metals USA, Inc. sec.
notes 11 1/8s, 2015		1,425,000	1,474,875
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014		2,705,000	2,488,600
Mosaic Co. (The) 144A
sr. notes 7 5/8s, 2016		335,000	361,800
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014		200,000	214,000
NewPage Corp. company
guaranty 10s, 2012		560,000	562,800
NewPage Corp. sec. notes 10s, 2012		170,000	170,850
NewPage Holding Corp.
sr. notes FRN 11.818s, 2013 ‡‡		398,826	382,873
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		665,000	551,950
Novelis, Inc. company
guaranty 7 1/4s, 2015		1,770,000	1,663,800
Rockwood Specialties Group, Inc.
company guaranty 7 5/8s, 2014	EUR	770,000	1,084,853
Smurfit-Stone Container
Enterprises, Inc. sr. unsec. 8s, 2017		$910,000	879,288

217

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Basic Materials continued
Steel Dynamics, Inc. 144A
sr. notes 7 3/8s, 2012	$5,000	$5,025
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015	2,095,000	2,021,675
Stone Container Finance company
guaranty 7 3/8s, 2014 (Canada)	500,000	471,250
Tube City IMS Corp. company
guaranty 9 3/4s, 2015	1,085,000	976,500
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012	71,000	73,219
Verso Paper Holdings, LLC/ Verso
Paper, Inc. company
guaranty 11 3/8s, 2016	625,000	634,375
		35,141,730

Broadcasting (2.0%)
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	2,310,000	2,217,600
Echostar DBS Corp. company
guaranty 7s, 2013	1,080,000	1,090,800
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	250,000	248,750
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	2,660,000	2,628,080
Ion Media Networks, Inc. 144A
sr. sec. notes 11.493s, 2013	680,000	668,950
Ion Media Networks, Inc. 144A
sr. sec. notes 8.493s, 2012	820,000	798,475
Sirius Satellite Radio, Inc.
sr. unsec. notes 9 5/8s, 2013	1,265,000	1,195,425
Univision Communications, Inc.
144A sr. notes 9 3/4s, 2015 ‡‡	795,000	724,444
Young Broadcasting, Inc. company
guaranty 10s, 2011	847,000	661,719
Young Broadcasting, Inc.
sr. sub. notes 8 3/4s, 2014	290,000	201,550
		10,435,793

Building Materials (1.1%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	1,590,000	1,621,800
Goodman Global Holding Co., Inc.
company guaranty FRN
Ser. B, 7.991s, 2012	1,245,000	1,238,775
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	1,545,000	903,825
Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	520,000	509,600
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	1,870,000	1,496,000
		5,770,000

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount		Value

Cable Television (2.6%)
Adelphia Communications Corp.
zero %, 2009		$80,000	$8,300
Adelphia Communications Corp.
zero %, 2009		140,000	13,825
Adelphia Communications Corp.
zero %, 2008		130,000	12,513
Adelphia Communications Corp.
escrow zero %, 2008		755,000	74,556
Adelphia Communications Corp.
escrow bonds zero %, 2010		290,000	29,363
Atlantic Broadband Finance, LLC
company guaranty 9 3/8s, 2014		865,000	806,613
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012		425,000	412,250
CCH I Holdings, LLC company
guaranty 12 1/8s, 2015		15,000	9,713
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015		4,994,000	4,070,110
CCH II, LLC/Capital Corp.
sr. unsec. notes Ser. B, 10 1/4s,
2010		2,045,000	1,993,875
CCH, LLC/Capital Corp. sr. unsec.
notes 10 1/4s, 2010		1,200,000	1,176,000
CSC Holdings, Inc.
sr. notes 6 3/4s, 2012		1,170,000	1,118,812
CSC Holdings, Inc.
sr. notes Ser. B, 7 5/8s, 2011		1,450,000	1,446,375
NTL Cable PLC sr. notes 9 1/8s,
2016 (United Kingdom)		580,000	574,200
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012		1,345,000	1,383,669
			13,130,174

Capital Goods (7.4%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		1,615,000	1,615,000
Allied Waste North America, Inc.
company guaranty 6 7/8s, 2017 (S)		1,565,000	1,525,875
Baldor Electric Co. company
guaranty 8 5/8s, 2017		1,350,000	1,390,500
Berry Plastics Holding Corp.
company guaranty 10 1/4s, 2016		720,000	630,000
Berry Plastics Holding Corp. sec.
notes 8 7/8s, 2014		1,440,000	1,368,000
Blount, Inc. sr. sub. notes 8 7/8s, 2012		790,000	791,975
Bombardier, Inc. 144A
sr. notes 8s, 2014 (Canada)		1,130,000	1,180,850
Bombardier, Inc. 144A sr. unsec.
FRN 7.7s, 2013 (Canada)	EUR	715,000	1,039,201
Crown Americas, LLC/Crown
Americas Capital Corp. sr. notes
7 5/8s, 2013		$1,467,000	1,500,007
General Cable Corp. company
guaranty 7 1/8s, 2017		920,000	901,600

218

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount		Value

Capital Goods continued
General Cable Corp. company
guaranty FRN 7.606s, 2015		$365,000	$346,750
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015		1,545,000	1,475,475
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. notes 8 7/8s, 2015 ‡‡		830,000	821,700
Hawker Beechcraft
Acquisition Co., LLC 144A
sr. notes 8 1/2s, 2015		1,115,000	1,115,000
Hexcel Corp.
sr. sub. notes 6 3/4s, 2015		1,825,000	1,788,500
L-3 Communications Corp. company
guaranty 7 5/8s, 2012 (S)		640,000	655,200
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		1,510,000	1,487,350
Legrand SA debs. 8 1/2s, 2025
(France)		2,895,000	3,367,891
Manitowoc Co., Inc. (The)
sr. notes 7 1/8s, 2013		1,345,000	1,331,550
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011		1,360,000	1,244,400
Mueller Water Products, Inc.
company guaranty 7 3/8s, 2017 (S)		570,000	509,438
Owens-Brockway Glass
Container, Inc. company
guaranty 6 3/4s, 2014	EUR	530,000	746,717
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014		$2,610,000	2,583,900
Ryerson Tull, Inc. 144A sec.
notes 12s, 2015		435,000	429,563
SPX Corp. sr. notes 7 5/8s, 2014		570,000	581,400
TD Funding Corp. company
guaranty 7 3/4s, 2014		1,580,000	1,603,700
Tekni-Plex, Inc. sec.
notes 10 7/8s, 2012		1,990,000	2,134,275
Terex Corp. company
guaranty 7 3/8s, 2014		795,000	804,938
Terex Corp. sr. sub. notes 8s, 2017		285,000	288,563
Titan International, Inc. company
guaranty 8s, 2012		2,060,000	1,987,900
WCA Waste Corp. company
guaranty 9 1/4s, 2014		910,000	925,925
			38,173,143

Communication Services (6.9%)
American Tower Corp.
sr. notes 7 1/2s, 2012		590,000	607,700
American Tower Corp. 144A
sr. notes 7s, 2017		725,000	728,625
BCM Ireland Finance Ltd. 144A FRN
9.575s, 2016 (Cayman Islands)	EUR	440,000	635,976
Centennial Cellular
Operating Co., LLC company
guaranty 10 1/8s, 2013		$715,000	750,750

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Communication Services continued
Centennial Communications Corp.
sr. notes 10s, 2013	$370,000	$384,800
Centennial Communications Corp.
sr. notes FRN 10.479s, 2013	885,000	904,913
Cincinnati Bell, Inc. company
guaranty 7s, 2015	520,000	491,400
Citizens Communications Co.
notes 9 1/4s, 2011	1,075,000	1,163,687
Cricket Communications, Inc.
company guaranty 9 3/8s, 2014	1,840,000	1,725,000
Cricket Communications, Inc. 144A
company guaranty 9 3/8s, 2014	185,000	173,438
Digicel Group, Ltd. 144A
sr. notes 8 7/8s, 2015 (Bermuda)	1,225,000	1,120,875
Digicel, Ltd. 144A
sr. notes 9 1/4s, 2012 (Jamaica)	1,430,000	1,456,883
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	1,754,000	1,703,572
Intelsat Bermuda, Ltd. company
guaranty FRN 8.886s, 2015
(Bermuda)	490,000	491,225
Intelsat Bermuda, Ltd. sr. unsec.
11 1/4s, 2016 (Bermuda)	2,665,000	2,738,287
Intelsat Intermediate Holding Co.,
Ltd. company
guaranty stepped-coupon zero %
(9 1/4s, 2/1/10), 2015 (Bermuda) ††	625,000	510,938
iPCS, Inc. sec. FRN 7.036s, 2013	500,000	471,250
Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	1,375,000	1,244,375
Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	790,000	677,425
MetroPCS Wireless, Inc. company
guaranty sr. unsec. 9 1/4s, 2014	2,175,000	2,044,500
Nordic Telephone Co. Holdings ApS
144A sr. notes 8 7/8s, 2016 (Denmark)	260,000	266,500
PAETEC Holding Corp. 144A
sr. notes 9 1/2s, 2015	520,000	507,000
PanAmSat Corp. company
guaranty 9s, 2014	530,000	532,650
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014	2,995,000	2,987,513
Qwest Corp. debs. 7 1/4s, 2025	555,000	521,700
Qwest Corp. notes 8 7/8s, 2012	2,140,000	2,289,800
Rural Cellular Corp. FRN
sr. sub. notes 8.124s, 2013	700,000	714,000
Rural Cellular Corp.
sr. notes 9 7/8s, 2010	405,000	420,188
Rural Cellular Corp. sr. sub. FRN
10.661s, 2012	330,000	336,600
Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013	1,165,000	1,124,225

219

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount		Value

Communication Services continued
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014		$785,000	$802,663
West Corp. company guaranty
11s, 2016		390,000	387,075
West Corp. company
guaranty 9 1/2s, 2014		715,000	700,700
Wind Aquisition Fin. SA
notes 9 3/4s, 2015 (Luxembourg)	EUR	375,000	589,110
Windstream Corp. company
guaranty 8 5/8s, 2016		$2,035,000	2,136,750
Windstream Corp. company
guaranty 8 1/8s, 2013		1,065,000	1,102,275
			35,444,368

Consumer (0.8%)
Jostens IH Corp. company
guaranty 7 5/8s, 2012		2,970,000	2,984,850
Yankee Acquisition Corp. company
guaranty 9 3/4s, 2017		240,000	219,600
Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015		1,160,000	1,068,650
			4,273,100

Consumer Goods (1.4%)
Church & Dwight Co., Inc. company
guaranty 6s, 2012		1,035,000	1,011,713
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014		1,420,000	1,391,600
Jarden Corp. company
guaranty 7 1/2s, 2017		1,055,000	907,300
Prestige Brands, Inc.
sr. sub. notes 9 1/4s, 2012		1,408,000	1,404,480
Spectrum Brands, Inc. company
guaranty 11 1/2s, 2013 ‡‡		1,015,000	913,500
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015		1,850,000	1,369,000
			6,997,593

Consumer Services (0.3%)
Rental Services Corp. company
guaranty 9 1/2s, 2014		420,000	375,900
United Rentals NA, Inc.
sr. sub. notes 7s, 2014		1,675,000	1,402,813
			1,778,713

Energy (9.7%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013		2,835,000	2,749,950
Chaparral Energy, Inc. 144A
sr. notes 8 7/8s, 2017		1,465,000	1,322,163
CHC Helicopter Corp.
sr. sub. notes 7 3/8s, 2014
(Canada)		1,920,000	1,814,400
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015		514,000	524,280
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2014		500,000	508,750

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Energy continued
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	$1,395,000	$1,426,388
Chesapeake Energy Corp.
sr. notes 7s, 2014	625,000	628,125
Complete Production Services, Inc.
company guaranty 8s, 2016	1,160,000	1,122,300
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	2,120,000	1,971,600
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	1,000,000	942,500
Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	770,000	769,038
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	1,120,000	1,131,200
Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	332,000	331,170
Encore Acquisition Co.
sr. sub. notes 6 1/4s, 2014	495,000	459,113
Encore Acquisition Co.
sr. sub. notes 6s, 2015	1,643,000	1,478,700
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	1,450,000	1,395,625
Forest Oil Corp. sr. notes 8s, 2011	1,215,000	1,263,600
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	1,350,000	1,272,375
Helix Energy Solutions Group, Inc.
sr. unsec. 9 1/2s, 2016	1,410,000	1,434,675
Hilcorp Energy I LP/Hilcorp
Finance Co. 144A sr. notes 9s, 2016	535,000	553,725
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	555,000	527,250
Inergy LP/Inergy Finance Corp.
sr. notes 6 7/8s, 2014	2,020,000	1,964,450
Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014	670,000	685,075
Massey Energy Co.
sr. notes 6 5/8s, 2010	1,845,000	1,803,488
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014	2,220,000	2,197,800
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,235,000	1,185,600
Oslo Seismic Services, Inc. 1st
mtge. 8.28s, 2011	664,616	698,407
Pacific Energy Partners/Pacific
Energy Finance Corp.
sr. notes 7 1/8s, 2014	755,000	785,678
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	2,165,000	2,219,125
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	3,055,000	3,215,388
Petroplus Finance, Ltd. company
guaranty 6 3/4s, 2014 (Bermuda)	1,270,000	1,182,688
Plains Exploration &
Production Co. company
guaranty 7 3/4s, 2015	245,000	245,000

220

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Energy continued
Plains Exploration &
Production Co. company
guaranty 7s, 2017	$1,425,000	$1,362,656
Pride International, Inc.
sr. notes 7 3/8s, 2014	1,445,000	1,484,738
Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	940,000	923,550
Sabine Pass LNG LP sec.
notes 7 1/2s, 2016	950,000	907,250
Stallion Oilfield
Services/Stallion Oilfield
Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015	1,355,000	1,246,600
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	1,880,000	1,814,200
Whiting Petroleum Corp. company
guaranty 7s, 2014	2,140,000	2,118,600
		49,667,220

Entertainment (1.4%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	744,000	783,060
Avis Budget Car Rental, LLC
company guaranty 7 3/4s, 2016	1,020,000	958,800
Avis Budget Car Rental, LLC
company guaranty 7 5/8s, 2014	685,000	654,175
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	1,260,000	1,173,375
Hertz Corp. company
guaranty 8 7/8s, 2014	1,325,000	1,343,218
Marquee Holdings, Inc. sr. disc.
notes zero %, 2014	1,275,000	1,020,000
Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	245,000	246,225
Universal City Florida Holding Co.
sr. notes FRN 9.661s, 2010	780,000	780,000
		6,958,853

Financial (3.6%)
E*Trade Financial Corp. sr. unsec.
notes 8s, 2011	820,000	711,350
Finova Group, Inc. notes 7 1/2s, 2009	1,575,340	255,993
GMAC LLC sr. unsub. notes 5.85s, 2009	1,100,000	1,051,970
GMAC LLC notes 7 3/4s, 2010	4,025,000	3,754,600
GMAC LLC notes 7s, 2012	625,000	528,462
GMAC LLC notes 6 7/8s, 2012	3,685,000	3,087,897
GMAC LLC notes 6 3/4s, 2014	3,734,000	3,011,654
GMAC LLC FRN 7.324s, 2014	996,000	799,130
GMAC LLC unsub. notes 6 5/8s, 2012	110,000	92,182
HUB International Holdings, Inc.
144A sr. notes 9s, 2014	240,000	214,200

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Financial continued
HUB International Holdings, Inc.
144A sr. sub. notes 10 1/4s, 2015	$335,000	$284,750
Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	400,000	400,000
Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	920,000	851,000
Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	725,000	722,281
Realogy Corp. 144A
sr. notes 10 1/2s, 2014	3,245,000	2,425,638
USI Holdings Corp. 144A
sr. notes FRN 8.744s, 2014	215,000	183,825
		18,374,932

Food (0.7%)
Archibald Candy Corp. company
guaranty 10s, 2008 (In default) (F) †	176,170	2,588
Chiquita Brands International, Inc.
sr. notes 8 7/8s, 2015	205,000	185,525
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	1,165,000	1,022,288
Dean Foods Co. company
guaranty 7s, 2016	850,000	756,500
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	1,305,000	1,314,788
Pinnacle Foods Finance LLC 144A
sr. sub. notes 10 5/8s, 2017	650,000	559,000
		3,840,689

Gaming & Lottery (3.5%)
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	300,000	303,750
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	1,125,000	1,063,125
Boyd Gaming Corp.
sr. sub. notes 6 3/4s, 2014	1,265,000	1,204,913
Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	1,445,000	1,452,225
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	1,665,000	1,727,438
MGM Mirage, Inc. company
guaranty 6s, 2009	1,735,000	1,726,325
Pinnacle Entertainment, Inc.
sr. sub. notes 8 3/4s, 2013	40,000	40,700
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,225,000	1,237,250
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	1,275,000	1,157,063
Scientific Games Corp. company
guaranty 6 1/4s, 2012	1,390,000	1,327,450
Station Casinos, Inc.
sr. notes 6s, 2012	1,615,000	1,437,350
Tropicana Entertainment, LLC
sr. sub. notes 9 5/8s, 2014	1,990,000	1,263,650

221

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Gaming & Lottery continued
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	$2,785,000	$2,120,081
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s,
2014 (S)	1,789,000	1,757,693
		17,819,013

Health Care (6.5%)
Accellent, Inc. company
guaranty 10 1/2s, 2013	1,355,000	1,138,200
Bausch & Lomb, Inc. 144A
sr. unsec. notes 9 7/8s, 2015	775,000	786,625
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015	2,320,000	2,363,500
DaVita, Inc. company
guaranty 6 5/8s, 2013	1,350,000	1,343,250
Elan Finance PLC/Elan
Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	715,000	675,675
HCA, Inc. notes 6 3/8s, 2015	520,000	439,400
HCA, Inc. notes 5 3/4s, 2014	555,000	460,650
HCA, company guaranty Inc. sec.
notes 9 5/8s, 2016 ‡‡	1,995,000	2,109,712
HCA, Inc. sec. notes 9 1/4s, 2016	2,335,000	2,451,750
HCA, Inc. sec. notes 9 1/8s, 2014	1,575,000	1,638,000
HCA, Inc. sr. notes 7 7/8s, 2011	225,000	219,375
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	1,560,000	1,352,358
IASIS Healthcare/IASIS
Capital Corp.
sr. sub. notes 8 3/4s, 2014	100,000	100,000
Omnicare, Inc. company
guaranty 6 3/4s, 2013	90,000	84,600
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013	255,000	232,050
Psychiatric Solutions, Inc.
company guaranty 7 3/4s, 2015	1,275,000	1,271,812
Select Medical Corp. company
guaranty 7 5/8s, 2015	1,445,000	1,235,475
Service Corporation International
debs. 7 7/8s, 2013	688,000	691,629
Service Corporation International
sr. notes 7s, 2017	1,050,000	1,005,375
Service Corporation International
sr. notes 6 3/4s, 2016	1,495,000	1,438,938
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	1,830,000	1,729,350
Sun Healthcare Group, Inc. company
guaranty 9 1/8s, 2015	980,000	987,350
Surgical Care Affiliates, Inc.
144A unsec. sr. notes 8 7/8s, 2015 ‡‡	400,000	364,000
Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017	730,000	664,300
Tenet Healthcare Corp.
notes 7 3/8s, 2013	1,570,000	1,373,750

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Health Care continued
Tenet Healthcare Corp.
sr. notes 9 1/4s, 2015	$600,000	$555,000
Tenet Healthcare Corp.
sr. notes 6 3/8s, 2011	1,445,000	1,314,950
US Oncology, Inc. company
guaranty 9s, 2012	1,345,000	1,326,506
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	1,850,000	1,780,625
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	545,000	585,875
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	520,000	523,900
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	395,000	391,050
Ventas Realty LP/Capital Corp.
sr. notes 6 1/2s, 2016 (R)	530,000	519,400
		33,154,430

Homebuilding (0.5%)
K. Hovnanian Enterprises, Inc.
sr. notes 8 5/8s, 2017	120,000	87,600
Meritage Homes Corp. company
guaranty 6 1/4s, 2015 (S)	1,455,000	996,675
Meritage Homes Corp. sr. notes 7s, 2014	205,000	146,575
Standard Pacific Corp.
sr. notes 6 1/2s, 2008	1,090,000	964,650
Standard Pacific Corp. sr. unsec.
unsub. notes 5 1/8s, 2009	180,000	142,200
		2,337,700

Household Furniture and Appliances (0.1%)
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	535,000	510,925

Lodging/Tourism (0.7%)
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	505,000	526,463
Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 (R)	30,000	29,550
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	2,240,000	2,240,000
Seminole Hard Rock
Entertainment, Inc. 144A sec. FRN
7.491s, 2014	830,000	797,838
		3,593,851

Media (2.4%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	925,000	907,656
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	1,360,000	1,375,300
Affinity Group, Inc.
sr. sub. notes 9s, 2012	1,370,000	1,301,500
Idearc, Inc. company guaranty 8s, 2016	2,925,000	2,683,687
Liberty Media, LLC sr. notes 5.7s, 2013	120,000	111,169

222

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Media continued
Liberty Media, LLC sr. unsec.
7 7/8s, 2009	$330,000	$335,029
Nielsen Finance LLC/Nielsen
Finance Co. company guaranty 10s, 2014	1,280,000	1,308,800
Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	2,590,000	1,819,475
R.H. Donnelley Corp. sr. disc.
notes Ser. A-1, 6 7/8s, 2013	250,000	223,750
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	1,035,000	926,325
R.H. Donnelley Corp.
sr. notes 8 7/8s, 2017	675,000	624,375
R.H. Donnelley Corp.
sr. notes 6 7/8s, 2013	525,000	469,875
		12,086,941

Publishing (1.3%)
American Media, Inc. company
guaranty 8 7/8s, 2011	260,000	220,025
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	1,815,000	1,560,900
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	895,304	844,943
Cenveo Corp.,
sr. sub. notes 7 7/8s, 2013	530,000	472,363
Dex Media, Inc. disc.
notes stepped-coupon zero % (9s,
11/15/08), 2013 ††	685,000	623,350
Dex Media, Inc. notes 8s, 2013	400,000	376,000
Quebecor Media notes 7 3/4s, 2016
(Canada)	270,000	259,200
Reader’s Digest Association, Inc.
(The) 144A sr. sub. notes 9s, 2017	1,295,000	1,084,562
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	1,940,000	1,193,100
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	600,000	178,500
		6,812,943

Restaurants (0.1%)
Buffets, Inc. company
guaranty 12 1/2s, 2014	485,000	184,300
OSI Restaurant Partners, Inc. 144A
sr. notes 10s, 2015	535,000	390,550
		574,850

Retail (1.6%)
Asbury Automotive Group, Inc.
sr. sub. notes 8s, 2014	910,000	859,950
Autonation, Inc. company
guaranty 7s, 2014	260,000	246,350
Autonation, Inc. company
guaranty FRN 7.243s, 2013	405,000	373,613

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Retail continued
Harry & David Holdings, Inc.
company guaranty 9s, 2013	$860,000	$791,200
Harry & David Holdings, Inc.
company guaranty FRN 10.124s, 2012	285,000	270,750
Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	1,540,000	1,412,950
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	775,000	799,219
Rite Aid Corp. company
guaranty 9 3/8s, 2015	1,175,000	975,250
Rite Aid Corp. company
guaranty 7 1/2s, 2015	785,000	710,425
Rite Aid Corp. sec. notes 8 1/8s, 2010	195,000	191,100
Rite Aid Corp. sec. notes 7 1/2s, 2017	345,000	304,031
United Auto Group, Inc. company
guaranty 7 3/4s, 2016	1,245,000	1,164,075
		8,098,913

Technology (5.7%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	730,000	631,450
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	950,000	826,500
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	1,632,000	1,538,160
Avago Technologies Finance company
guaranty 11 7/8s, 2015 (Singapore)	270,000	293,963
Avago Technologies Finance company
guaranty 10 1/8s, 2013 (Singapore)	275,000	287,719
Avago Technologies Finance company
guaranty FRN 10.624s, 2013
(Singapore)	6,000	6,083
Celestica, Inc. sr. sub. notes
7 7/8s, 2011 (Canada)	555,000	534,188
Celestica, Inc. sr. sub. notes
7 5/8s, 2013 (Canada)	665,000	620,113
Ceridian Corp. 144A sr. unsec. notes
11 1/4s, 2015	1,030,000	955,325
Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	430,000	420,863
Freescale Semiconductor, Inc.
sr. sec. notes 10 1/8s, 2016 (S)	1,440,000	1,188,000
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡	1,445,000	1,228,250
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	2,050,000	1,829,625
iPayment, Inc. company
guaranty 9 3/4s, 2014	510,000	476,850
Iron Mountain, Inc. company
guaranty 8 3/4s, 2018	465,000	488,831
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	220,000	222,750
Iron Mountain, Inc. company
guaranty 6 5/8s, 2016	1,895,000	1,793,143

223

Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Technology continued
Lucent Technologies, Inc.
debs. 6.45s, 2029	$1,445,000	$1,193,930
Lucent Technologies, Inc.
notes 5 1/2s, 2008	400,000	396,500
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011 (Cayman Islands)	690,000	553,725
Nortel Networks, Ltd. 144A company
guaranty 10 3/4s, 2016 (Canada)	400,000	420,000
Nortel Networks, Ltd. 144A company
guaranty FRN 9.493s, 2011 (Canada)	1,230,000	1,199,250
NXP BV/NXP Funding, LLC sec. FRN
7.993s, 2013 (Netherlands)	1,200,000	1,104,000
NXP BV/NXP Funding, LLC sec.
notes 7 7/8s, 2014 (Netherlands)	2,015,000	1,914,250
Open Solutions, Inc. 144A
sr. sub. notes 9 3/4s, 2015	845,000	770,006
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	670,000	660,967
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	1,218,000	1,245,405
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	3,326,000	3,384,205
Travelport LLC company
guaranty 11 7/8s, 2016	365,000	389,181
Travelport LLC company
guaranty 9 7/8s, 2014	985,000	999,775
Unisys Corp. sr. notes 8s, 2012	960,000	840,000
Xerox Capital Trust I company
guaranty 8s, 2027	895,000	893,869
		29,306,876

Textiles (1.2%)
Hanesbrands, Inc. company
guaranty FRN Ser. B, 8.204s, 2014	1,935,000	1,915,650
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	2,405,000	2,398,988
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	1,025,000	991,688
Oxford Industries, Inc.
sr. notes 8 7/8s, 2011	860,000	855,700
		6,162,026

Utilities & Power (4.9%)
AES Corp. (The) sr. notes 8 7/8s, 2011	162,000	169,290
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	929,000	968,483
AES Corp. (The) 144A sr. notes 8s, 2017	485,000	495,913
CMS Energy Corp. sr. notes 8 1/2s, 2011	430,000	463,200
CMS Energy Corp. sr. notes 7 3/4s, 2010	345,000	362,047
Colorado Interstate Gas Co.
debs. 6.85s, 2037	1,055,000	1,033,770
Colorado Interstate Gas Co.
sr. notes 5.95s, 2015	94,000	92,996

CORPORATE BONDS AND NOTES (77.5%)* continued

	Principal amount	Value

Utilities & Power continued
Dynegy-Roseton Danskamme
company guaranty Ser. A, 7.27s, 2010	$657,312	$663,885
Dynegy-Roseton Danskamme
company guaranty Ser. B, 7.67s, 2016	1,130,000	1,127,175
Edison Mission Energy sr. unsec. notes
7.2s, 2019	1,020,000	1,002,150
Edison Mission Energy sr. unsec. notes
7s, 2017	710,000	697,575
Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	525,000	540,750
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	615,000	630,375
El Paso Natural Gas Co.
debs. 8 5/8s, 2022	360,000	414,816
Ferrellgas LP/Finance
sr. notes 6 3/4s, 2014	1,240,000	1,216,750
Mirant Americas Generation, Inc.
sr. notes 8.3s, 2011	1,060,000	1,067,950
Mirant North America, LLC company
guaranty 7 3/8s, 2013	1,665,000	1,669,162
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	685,000	669,588
NRG Energy, Inc. sr. notes 7 3/8s, 2016	3,455,000	3,368,625
Orion Power Holdings, Inc.
sr. notes 12s, 2010	1,240,000	1,351,600
Sierra Pacific Power Co. general
ref. mtge. 6 1/4s, 2012	275,000	282,227
Sierra Pacific Resources
sr. notes 8 5/8s, 2014	1,210,000	1,292,924
Teco Finance, Inc. unsec.
notes 7s, 2012	525,000	555,946
Teco Finance, Inc.
unsub. notes 7.2s, 2011	335,000	358,356
Teco Finance, Inc.
unsub. notes 6 3/4s, 2015	85,000	89,063
Tennessee Gas Pipeline Co.
debs. 7s, 2028	140,000	141,328
Tennessee Gas Pipeline Co. unsec.
notes 7 1/2s, 2017	500,000	545,727
Transcontinental Gas
Pipeline Corp. debs. 7 1/4s, 2026	1,250,000	1,328,125
Utilicorp United, Inc.
sr. notes 9.95s, 2011	38,000	40,888
Williams Cos., Inc. (The)
notes 7 3/4s, 2031	695,000	761,025
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	550,000	596,063
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010	435,000	439,894
Williams Partners LP/ Williams
Partners Finance Corp. company
guaranty 7 1/4s, 2017 (S)	520,000	535,600
		24,973,266

Total corporate bonds and notes (cost $415,645,654)		$397,456,057

224

Putnam VT High Yield Fund

SENIOR LOANS (8.6%)* (c)

	Principal amount	Value

Automotive (0.2%)
Allison Transmission bank term
loan FRN Ser. B, 7.965s, 2014	$905,000	$844,398
Dana Corp. bank term loan FRN
7.36s, 2008	300,000	298,018
		1,142,416

Basic Materials (0.8%)
Domtar Corp. bank term loan FRN
6.403s, 2014 (Canada)	1,200,417	1,150,255
Georgia-Pacific Corp. bank term
loan FRN Ser. B, 6.894s, 2013	1,597,944	1,521,043
Huntsman International, LLC bank
term loan FRN Ser. B, 6.615s, 2012	272,317	267,022
Ineos Holdings, Ltd. bank term
loan FRN Ser. B2, 7.58s, 2014
(United Kingdom)	160,000	154,867
Ineos Holdings, Ltd. bank term
loan FRN Ser. C2, 8.08s, 2015
(United Kingdom)	160,000	154,867
NewPage Holding Corp. bank term
loan FRN 8.688s, 2014	355,000	352,615
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E, 6.46s, 2012	575,000	553,597
		4,154,266

Broadcasting (0.2%)
Univision Communications, Inc.
bank term loan FRN Ser. B,
7.206s, 2014	1,208,054	1,099,832
Univision Communications, Inc.
bank term loan FRN Ser. DD,
7.61s, 2014 (U)	41,946	38,189
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.674s, 2012	79,230	72,496
		1,210,517

Cable Television (0.1%)
Cablevision Systems Corp. bank
term loan FRN 6.896s, 2013	661,633	624,357

Capital Goods (0.3%)
Hawker Beechcraft Acquisition Co. LLC
bank term loan FRN 5.26s, 2014	8,229	7,808
Hawker Beechcraft Acquisition Co. LLC
bank term loan FRN Ser. B, 7.168s, 2014	96,771	91,811
Sequa Corp. bank term loan FRN
8 1/2s, 2014	615,000	603,469
Wesco Aircraft Hardware Corp. bank
term loan FRN 10.95s, 2014	850,000	845,750
Wesco Aircraft Hardware Corp. bank
term loan FRN 7.45s, 2013	243,125	238,870
		1,787,708

SENIOR LOANS (8.6%)* (c) continued

	Principal amount	Value

Communication Services (0.2%)
Hawaiian Telcom
Communications, Inc. bank term
loan FRN Ser. C, 7.45s, 2014	$643,118	$602,464
Cricket Communications, Inc.
bank term loan FRN Ser. B,
8.198s, 2013	147,750	145,428
		747,892

Consumer Cyclicals (2.0%)
Adesa, Inc. bank term loan FRN
7.45s, 2013	308,101	289,010
CCM Merger, Inc. bank term loan
FRN Ser. B, 6.997s, 2012	478,773	459,023
Claire’s Stores, Inc. bank term
loan FRN 7.948s, 2014	1,572,100	1,320,957
Federal Mogul Corp. bank term loan
FRN Ser. A, 6.64s, 2008	555,000	548,063
Federal Mogul Corp. bank term loan
FRN Ser. B, 6.89s, 2008	1,285,000	1,268,938
GateHouse Media, Inc. bank term
loan FRN Ser. B, 7.07s, 2014	619,022	526,788
GateHouse Media, Inc. bank term
loan FRN Ser. DD, 7.236s, 2014	230,978	196,563
Golden Nugget, Inc. bank term loan
FRN Ser. B, 6.918s, 2014	181,364	170,482
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 7 1/2s, 2014(U)	103,636	97,418
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 6.85s, 2010	2,320,000	2,171,376
Isle of Capri Casinos, Inc. bank
term loan FRN 6.741s, 2014	358,980	331,758
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. A, 7.11s,
2014(U)	108,235	100,027
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. B, 6.572s, 2014	143,592	132,703
Landsource, Inc. bank term loan
FRN 7.725s, 2013	310,387	236,559
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 6.939s, 2013	183,755	176,482
Tribune Co. bank term loan FRN
Ser. B, 7.91s, 2014	2,258,650	1,914,770
United Components, Inc. bank term
loan FRN Ser. D, 6.906s, 2012	173,333	166,400
		10,107,317

Consumer Staples (0.8%)
Charter Communications, Inc. bank
term loan FRN 6.99s, 2014	161,617	150,863
Citadel Communications bank term
loan FRN Ser. B, 6.662s, 2014	570,000	515,494
Mediacom Communications Corp. bank
term loan FRN Ser. C, 6.686s, 2015	1,231,344	1,145,150
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 7.948s, 2014	84,164	78,945

225

Putnam VT High Yield Fund

SENIOR LOANS (8.6%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Rental Service Corp. bank term
loan FRN 8 3/4s, 2013	$1,545,000	$1,434,273
Six Flags Theme Parks bank term
loan FRN 7.249s, 2015	582,075	532,922
		3,857,647

Energy (0.5%)
Enterprise GP Holdings, LP bank
term loan FRN 7.494s, 2014	205,000	203,847
Sandridge Energy bank term loan
FRN 8.854s, 2014	495,000	487,575
Sandridge Energy bank term loan
FRN 8 5/8s, 2015	2,075,000	2,064,625
		2,756,047

Financial (0.2%)
Nuveen Investments, Inc. bank term
loan FRN Ser. B, 7.837s, 2014	335,000	331,112
Realogy Corp. bank term loan FRN
5.32s, 2013	177,291	154,342
Realogy Corp. bank term loan FRN
Ser. B, 8.24s, 2013	658,509	573,269
		1,058,723

Health Care (1.2%)
Community Health Systems, Inc.
bank term loan FRN Ser. B,
7.331s, 2014	1,029,412	989,416
Community Health Systems, Inc.
bank term loan FRN Ser. DD,
7 3/4s, 2014 (U)	52,959	50,901
Fenwal Controls of Japan, LTD.
bank term loan FRN 7.331s, 2014
(Japan)	939,166	876,359
Fenwal Controls of Japan, LTD.
bank term loan FRN Ser. DD,
7 3/4s, 2014 (Japan) (U)	157,710	147,163
Health Management Associates, Inc.
bank term loan FRN 6.943s, 2014	1,492,720	1,389,887
Healthsouth Corp. bank term loan
FRN Ser. B, 7.747s, 2013	622,417	593,164
Hologic, Inc. bank term loan FRN
Ser. B1, 7.432s, 2013	238,657	237,762
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
10.61s, 2014	1,370,654	1,278,135
Mylan, Inc. bank term loan FRN
Ser. B, 8.479s, 2014	520,000	514,258
Psychiatric Solutions, Inc. bank
term loan FRN Ser. B, 6.782s, 2012	109,635	105,112
		6,182,157

Media (0.2%)
Idearc, Inc. bank term loan FRN
Ser. B, 7.2s, 2014	786,030	747,801

SENIOR LOANS (8.6%)* (c) continued

	Principal amount	Value

Retail (0.1%)
Michaels Stores, Inc. bank term
loan FRN Ser. B, 7.614s, 2013	$587,035	$538,204

Technology (0.5%)
Compucom Systems, Inc. bank term
loan FRN 8.33s, 2014	733,163	714,833
First Data Corp. bank term loan
FRN Ser. B1, 7.635s, 2014	698,250	661,985
First Data Corp. bank term loan
FRN Ser. B3, 7.635s, 2014	698,250	664,123
Flextronics International, Ltd.
bank term loan FRN Ser. B,
7.455s, 2014 (Singapore)	165,179	161,049
Flextronics International, Ltd.
bank term loan FRN Ser. B,
7.394s, 2014 (Singapore)	574,821	560,451
		2,762,441

Transportation (0.5%)
Navistar Financial Corp. bank term
loan FRN 6.953s, 2012	586,667	563,787
Navistar International Corp. bank
term loan FRN 8.234s, 2012	1,613,333	1,550,412
United Airlines Corp. bank term
loan FRN Ser. B, 7 1/8s, 2014	233,097	217,234
		2,331,433

Utilities & Power (0.8%)
Energy Future Holdings bank term
loan FRN Ser. B2, 8.396s, 2014	1,800,000	1,766,251
Energy Future Holdings bank term
loan FRN Ser. B3, 8.396s, 2014	2,420,000	2,376,962
		4,143,213

Total senior loans (cost $46,120,540)		$44,152,139

CONVERTIBLE BONDS AND NOTES (2.2%)*

	Principal amount	Value

Acquicor Technology, Inc.
144A cv. notes 8s, 2011	$607,000	$493,491
Alliant Techsystems, Inc. cv. sr.
sub. notes 2 3/4s, 024	745,000	1,103,530
DRS Technologies, Inc.
144A cv. unsec. notes 2s, 2026	2,170,000	2,357,162
Intel Corp. cv. sub. bonds 2.95s, 2035	1,085,000	1,170,443
International Coal Group, Inc.
144A cv. company guaranty 9s, 2012	1,130,000	1,338,115
L-3 Communications Corp.
144A cv. bonds 3s, 2035	1,155,000	1,396,105
Level 3
Communications, Inc. cv. sr. notes
3 1/2s, 2012	725,000	635,280
NII Holdings, Inc.
144A cv. sr. unsec. notes 3 1/8s, 2012	971,000	832,633

226

Putnam VT High Yield Fund

CONVERTIBLE BONDS AND NOTES (2.2%)* continued

Principal amount		Value

Sinclair Broadcast
Group, Inc. cv. sr. sub. notes
stepped-coupon 4 7/8s (2s, 1/15/11)
2018 ††	$730,000	$667,038
Transocean, Inc. notes 1 1/2s, 2037	570,000	619,704
Trinity Industries, Inc. cv. sub. notes
3 7/8s, 2036	990,000	887,288

Total convertible bonds and notes (cost $10,631,442)		$11,500,789

CONVERTIBLE PREFERRED STOCKS (1.7%)*

	Shares	Value

Citigroup Funding, Inc. Ser. GNW,
1.35% cv. pfd.	46,330	$1,140,180
Crown Castle International Corp.
$3.125 cum. cv. pfd.	17,095	1,036,383
Digital Realty Trust, Inc.
$1.094 cv. pfd.	26,035	615,077
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	32,512	1,105,407
Entertainment Properties Trust
Ser. C, $1.437 cum. cv. pfd. (R)	35,780	706,655
Freeport-McMoRan Copper &
Gold, Inc. $6.75 cv. pfd.	6,837	1,028,968
Interpublic Group
of Companies, Inc. 144A Ser. B,
5.25% cum. cv. pfd	1,723	1,416,090
Northrop Grumman Corp. Ser. B,
$7.00 cum. cv. pfd.	10,550	1,534,708

Total convertible preferred stocks (cost $8,544,692)		$8,583,468

COMMON STOCKS (1.3%)*

	Shares	Value

AboveNet, Inc. †	476	$37,128
Adelphia Recovery Trust
(Ser. ACC-1) †	1,358,502	95,095
Bohai Bay Litigation, LLC
(Units) (F)	2,670	37,776
Chesapeake Energy Corp.	41,410	1,623,271
Cinemark Holdings, Inc. (S)	46,200	785,400
Contifinancial Corp. Liquidating
Trust Units (F) †	5,224,052	522
Decrane Aircraft Holdings, Inc. (F) †	11,167	11
Del Monte Foods Co.	39,700	375,562
El Paso Corp.	48,725	840,019
Jarden Corp. † (S)	24,085	568,647
Pinnacle Entertainment , Inc. †	30,275	713,279
Time Warner Cable, Inc. Class A †	454	12,530
VFB LLC (acquired 01/21/00,
cost $1,601,579) (F) ‡ †	2,812,235	58,174
Williams Cos., Inc. (The)	37,758	1,350,981
XCL Warranty Escrow (F)	2,670	190,533

Total common stocks (cost $11,656,805)		$6,688,928

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)* (cost $919,346)

	Principal amount	Value

Argentina (Republic of ) FRB
5.389s, 2012	$981,250	$872,590

COLLATERALIZED MORTGAGE OBLIGATIONS (—%)* (cost $139,446)

	Principal amount	Value

Mach One Commercial Mortgage Trust
144A Ser. 04-1A, Class J, 5.45s,
2040 (Canada)	$155,000	$80,600

WARRANTS (—%)* †

	Expiration	Strike
	date	price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	236	11,800
AboveNet, Inc.	9/08/08	20.00	200	11,000
Dayton Superior Corp.
144A (F)	6/15/09	.01	1,950	9,657
Decrane Aircraft
Holdings Co. Class B	6/30/00	116.00	1	1
Smurfit Kappa Groups
PLC 144A (Ireland)	10/01/13	EUR .001	432	36,798

Total warrants (cost $58,313)				$69,256

PREFERRED STOCKS (—%)* (cost $93,244)

	Shares	Value

Decrane Aircraft Holdings, Inc.
$16.00 pfd. ‡‡	8,000	$56,000

SHORT-TERM INVESTMENTS (8.6%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$10,325,261	$10,302,255
Putnam Prime Money Market Fund (e)	33,809,778	33,809,778

Total short-term investments (cost $44,112,033)		$44,112,033

Total investments (cost $537,921,515)		$513,571,860

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation/

Euro	$5,014,446	$5,062,076	3/19/08	$47,630

227

Putnam VT High Yield Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc.
$100,640,000	9/14/09	3 month USD-LIBOR-BBA	4.715%	$2,517,538

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$—	$320,000		12/20/08	550 bp	$(5,397)

Nalco, Co.
7.75%,11/15/11	—	300,000		9/20/12	350 bp	(7,183)

Bear Stearns Credit Products, Inc.
Claire’s Stores, 9
5/8%, 6/1/15	—	190,000	(F)	6/20/12	230 bp	(30,026)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	320,000	(F)	12/20/08	725 bp	(1,346)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	320,000	(F)	12/20/08	825 bp	2,744

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	320,000	(F)	12/20/08	800 bp	897

Freescale Semiconductor,
8 7/8%, 12/15/14	—	835,000		9/20/12	495 bp	(55,043)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—	380,000	(F)	6/20/09	165 bp	(11,506)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	535,000		6/20/17	297 bp	(60,535)

Deutsche Bank AG
Nalco, Co. 7.75%,
11/15/11	—	285,000		12/20/12	363 bp	(6,489)

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	833,000	(F)	(a)	2.461%	42,220

Wind Acquisition 9
3/4%, 12/1/15	—	250,000		12/20/10	(340 bp)	(2,382)

General Motors Corp.,
7 1/8%, 7/15/13	—	1,210,000		9/20/08	620 bp	17,662

General Motors Corp.,
7 1/8%, 7/15/13	—	255,000		9/20/08	620 bp	3,722

Lehman Brothers Special Financing, Inc.
Community Health
Systems, 8 7/8%, 7/15/15	—	728,000		12/20/12	360 bp	(15,135)

Wind Acquisition 9
3/4%, 12/1/15	—	125,000		12/20/10	(357 bp)	(2,049)

Sungard Data Systems,
Inc., 9 1/8%, 8/15/13	—	688,000		9/20/12	395 bp	(2,541)

Merrill Lynch Capital Services, Inc.
General Motors Corp.,
7 1/8%, 7/15/13	—	850,000		9/20/08	500 bp	4,876

228

Putnam VT High Yield Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	$—	$535,000	6/20/17	295 bp	$(61,117)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	125,000 (F)	6/20/09	190 bp	(1,830)

Aramark Services, Inc.,
8.5%, 2/1/15	—	595,000	12/20/12	355 bp	(12,900)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	535,000	6/20/12	225 bp	(33,191)

Jefferson Smurfit Corp,
7.5%, 6/1/13	—	415,000	9/20/12	445 bp	11,559

Nalco, Co. 7.75%,
11/15/11	—	305,000	9/20/12	330 bp	(9,678)

Oshkosh Truck Corp, T/L
B L	—	800,000	6/20/12	114 bp	(45,448)

Total					$(280,116)

   * Payments related to the reference debt are made upon a credit default event.

 ** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

See page 305 for Notes to the Portfolios.

229

Putnam VT Income Fund

The fund’s portfolio
12/31/07

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)*

	Principal amount	Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.961s, 2035	$1,129,180	$1,106,681
Asset Backed Funding Certificates
144A FRB Ser. 06-OPT3, Class B,
7.365s, 2036	61,000	6,127
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	583,998	615,003
FRB Ser. 97-D5, Class A5,
6.932s, 2043	97,000	99,120
Banc of America Commercial
Mortgage, Inc.
FRB Ser. 07-3, Class A3,
5.659s, 2049	487,000	488,263
Ser. 06-4, Class A4, 5.634s, 2046	1,320,000	1,309,572
Ser. 04-3, Class A5, 5.316s, 2039	1,630,000	1,612,429
FRB Ser. 05-1, Class A5, 4.967s, 2042	54,000	53,987
Ser. 07-1, Class XW, IO
(Interest only), 0.292s, 2049	6,445,590	125,427
Ser. 06-1, Class XC, IO, 0.053s, 2045	17,641,340	110,925
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	289,000	281,339
Ser. 02-PB2, Class XC, IO,
0.183s, 2035	3,979,744	69,335
Ser. 04-4, Class XC, IO, 0.146s, 2042	12,201,643	179,300
Ser. 04-5, Class XC, IO, 0.13s, 2041	20,168,990	242,648
Ser. 05-1, Class XW, IO,
0.086s, 2042	51,900,004	153,193
Ser. 06-4, Class XC, IO, 0.069s, 2046	20,069,579	274,953
Ser. 05-4, Class XC, IO, 0.063s, 2045	33,765,904	221,567
Ser. 06-5, Class XC, IO, 0.063s, 2016	40,741,335	549,819
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H,
5.978s, 2018	143,000	142,695
FRB Ser. 04-BBA4, Class G,
5.728s, 2018	196,000	195,204
Banc of America Large
Loan 144A
FRB Ser. 05-MIB1, Class K, 7.028s,
2022	184,000	174,097
FRB Ser. 05-MIB1, Class J,
6.078s, 2022	582,000	538,350
Ser. 03-BBA2, Class X1A, IO,
0.175s, 2015 (F)	2,008,580	—
Banc of America
Mortgage Securities
FRB Ser. 03-F, Class 2A1,
3.734s, 2033	183,040	180,326
IFB Ser. 06-2, Class A4, IO,
0.535s, 2046	1,025,234	13,120
Ser. 04-D, Class 2A, IO,
0.324s, 2034	4,963,061	11,064
Ser. 05-E, Class 2, IO,
0.304s, 2035	13,280,472	60,422

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Banc of America Structured
Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	$775,265	$775,982
Bayview Commercial
Asset Trust 144A
FRB Ser. 05-1A, Class A1, 5.165s, 2035	537,501	512,292
Ser. 04-2, IO, 1.72s, 2034	2,714,021	149,271
Ser. 05-3A, IO, 1.6s, 2035	6,975,676	495,971
Ser. 05-1A, IO, 1.6s, 2035	2,299,038	140,241
Ser. 04-3, IO, 1.6s, 2035	1,848,536	95,200
Ser. 07-5A, IO, 1.55s, 2037	5,444,133	811,176
Ser. 07-2A, IO, 1.3s, 2037	6,275,530	785,069
Ser. 07-1, Class S, IO, 1.211s, 2037	5,722,748	640,948
Ser. 06-4A, Class IO, IO, 1.14s, 2036	885,133	101,082
Ser. 06-2A, IO, 0.879s, 2036	1,277,601	106,807
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1, 7.313s, 2034	74,956	74,755
Bear Stearns Commercial Mortgage
Securities, Inc.
FRB Ser. 00-WF2, Class
F, 8.19s, 2032	412,000	427,503
Ser. 07-PW17, Class A3,
5.736s, 2050	5,940,000	5,948,851
Ser. 05-PWR9, Class X1, IO,
0.094s, 2042	25,184,138	222,978
Ser. 04-PR3I, Class X1, IO,
0.083s, 2041	3,145,168	56,726
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO,
0.691s, 2038	7,650,962	339,821
Ser. 06-PW14, Class X1, IO,
0.046s, 2038	8,229,163	134,371
Ser. 07-PW15, Class X1, IO,
0.042s, 2044	25,465,975	291,580
Ser. 05-PW10, Class X1, IO,
0.032s, 2040	12,497,143	49,766
Ser. 07-PW16, Class X, IO,
0.021s, 2040	54,913,277	60,064
Bear Stearns Small Balance
Commercial Trust 144A Ser. 06-1A,
Class AIO, IO, 1s, 2034	3,064,800	46,812
Chase Commercial Mortgage
Securities Corp. Ser. 00-3,
Class A2, 7.319s, 2032	247,000	258,729
Chase Commercial Mortgage
Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	2,005,365	1,971,535
Ser. 98-1, Class G, 6.56s, 2030	515,745	519,454
Ser. 98-1, Class H, 6.34s, 2030	779,000	701,975
Citigroup Commercial
Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.091s, 2043	46,741,851	491,155
Ser. 06-C5, Class XC, IO, 0.061s, 2049	50,409,345	754,171

230

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

	Principal amount	Value

Citigroup Mortgage Loan
Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 1.785s, 2037	$1,944,303	$109,652
Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 06-CD3,
Class A4, 5.658s, 2048	308,000	312,258
Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO,
0.378s, 2049	10,733,779	276,311
Ser. 06-CD2, Class X, IO,
0.086s, 2046	33,222,411	166,112
Ser. 07-CD4, Class XC, IO,
0.041s, 2049	35,932,000	352,302
Commercial Mortgage
Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	895,470	887,234
Ser. 98-C2, Class F, 5.44s, 2030	1,176,000	1,156,041
Commercial Mortgage
Pass-Through Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	405,000	404,288
Ser. 06-CN2A, Class J, 5.57s, 2019	324,000	314,622
FRB Ser. 01-J2A, Class A2F,
5.5275s, 2034	653,000	643,205
Ser. 03-LB1A, Class X1, IO,
0.38s, 2038	3,745,673	143,763
Ser. 05-LP5, Class XC, IO,
0.076s, 2043	24,713,788	213,354
Ser. 05-C6, Class XC, IO,
0.059s, 2044	24,949,803	150,098
Ser. 06-C8, Class XS, IO,
0.057s, 2046	23,793,369	238,862
Countrywide Alternative Loan Trust
Ser. 05-24, Class 1AX, IO,
1.214s, 2035	5,023,663	125,742
Countrywide Home Loans
Ser. 05-9, Class 1X, IO, 2.243s, 2035	3,746,052	85,457
Ser. 05-2, Class 2X, IO, 1.16s, 2035	4,274,518	90,166
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	423,599	436,858
IFB Ser. 05-R1, Class 1AS, IO,
1.317s, 2035	2,842,864	166,581
IFB Ser. 05-R2, Class 1AS, IO,
0.938s, 2035	2,966,728	128,820
Credit Suisse Mortgage
Capital Certificates
FRB Ser. 07-C4, Class A2,
5.811s, 2039	1,603,000	1,639,641
IFB Ser. 06-9, Class 7A2, IO,
1.685s, 2036	4,450,824	141,175
Ser. 06-C5, Class AX, IO,
0.065s, 2039	15,126,026	237,463

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Credit Suisse Mortgage Capital
Certificates 144A
Ser. 07-C2, Class AX, IO,
0.114s, 2049	$48,972,008	$470,033
Ser. 06-C4, Class AX, IO,
0.091s, 2039	30,937,158	461,148
Ser. 07-C1, Class AX, IO,
0.051s, 2040	31,824,934	305,965
Ser. 06-C3, Class AX, IO,
0.023s, 2038	89,113,791	71,291
CRESI Finance Limited Partnership
144A FRB Ser. 06-A, Class C,
5.465s, 2017	286,000	273,040
Crown Castle Towers, LLC 144A
Ser. 05-1A, Class D, 5.612s, 2035	1,172,000	1,145,513
CS First Boston Mortgage
Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	371,000	398,786
Ser. 04-C2, Class A2, 5.416s, 2036	1,850,000	1,876,881
FRB Ser. 04-C3, Class A5, 5.113s, 2036	20,000	19,961
Ser. 04-C3, Class A3, 4.302s, 2036	42,000	41,526
CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 5.978s, 2020	106,500	105,169
FRB Ser. 04-TF2A, Class J, 5.978s, 2016	278,000	271,050
FRB Ser. 04-TF2A, Class H, 5.728s, 2019	278,000	272,440
Ser. 01-CK1, Class AY, IO, 0.774s, 2035	27,638,983	455,611
Ser. 03-C3, Class AX, IO, 0.743s, 2038	30,767,338	1,166,456
Ser. 02-CP3, Class AX, IO, 0.35s, 2035	7,203,199	260,376
Ser. 04-C4, Class AX, IO, 0.261s, 2039	3,707,430	80,121
Ser. 05-C2, Class AX, IO, 0.128s, 2037	27,806,849	399,084
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	962,515	1,012,805
Ser. 99-CG2, Class B3, 6.1s, 2032	854,000	850,382
Ser. 99-CG2, Class B4, 6.1s, 2032	1,144,000	1,140,737
Ser. 98-CF2, Class B3, 6.04s, 2031	315,455	315,602
Fannie Mae
IFB Ser. 07-64, Class LS, 15.255s, 2037	616,535	808,820
IFB Ser. 06-70, Class SM, 13.473s, 2036	157,622	197,795
IFB Ser. 07-75, Class JS, 13.44s, 2037	945,104	1,249,289
IFB Ser. 07-75, Class CS, 11.445s, 2037	608,159	820,370
IFB Ser. 07-75, Class ES, 11.01s, 2036	675,192	832,001
IFB Ser. 07-63, Class DS, 10.71s, 2037	542,107	685,667
IFB Ser. 06-62, Class PS, 10.71s, 2036	604,966	760,656
IFB Ser. 07-80, Class AS, 10.44s, 2037	369,838	464,526
IFB Ser. 07-60, Class SB, 10.41s, 2037	330,409	394,177
IFB Ser. 06-76, Class QB, 10.41s, 2036	643,925	812,807
IFB Ser. 06-48, Class TQ, 10.41s, 2036	1,182,301	1,466,868
IFB Ser. 06-63, Class SP, 10.11s, 2036	702,581	873,815
Ser. 03-W6, Class PT1, 10.099s, 2042	176,637	197,999
IFB Ser. 07-W7, Class 1A4, 9.99s, 2037	600,256	716,021
IFB Ser. 05-37, Class SU, 9.74s, 2035	1,044,672	1,236,382

231

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 06-49, Class SE, 9.54s, 2036	$1,037,592	$1,224,099
Ser. 02-T12, Class A4, 9 1/2s, 2042	87,482	96,867
Ser. 02-T4, Class A4, 9 1/2s, 2041	136,656	150,362
Ser. 02-T6, Class A3, 9 1/2s, 2041	177,912	197,340
IFB Ser. 06-104, Class GS, 9.403s, 2036	429,811	520,913
IFB Ser. 06-60, Class AK, 9.34s, 2036	491,476	583,758
IFB Ser. 06-60, Class TK, 9.14s, 2036	344,733	403,439
IFB Ser. 06-104, Class ES, 9 1/8s, 2036	826,128	998,392
Ser. 04-T3, Class PT1, 9.108s, 2044	335,841	371,608
IFB Ser. 07-1, Class NK, 8.993s, 2037	1,567,164	1,908,120
IFB Ser. 07-81, Class SC, 8.61s, 2037	614,823	730,333
IFB Ser. 06-104, Class CS, 7.808s, 2036	850,379	960,210
Ser. 02-26, Class A2, 7 1/2s, 2048	590,736	630,677
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	332,701	360,179
Ser. 03-W1, Class 2A, 7 1/2s, 2042	619,958	665,015
Ser. 02-T12, Class A3, 7 1/2s, 2042	173,333	185,257
Ser. 02-14, Class A2, 7 1/2s, 2042	351,276	375,510
Ser. 01-T10, Class A2, 7 1/2s, 2041	725,074	779,083
Ser. 02-T4, Class A3, 7 1/2s, 2041	126,090	134,450
Ser. 01-T12, Class A2, 7 1/2s, 2041	660,089	703,173
Ser. 01-T3, Class A1, 7 1/2s, 2040	119,781	127,472
Ser. 01-T1, Class A1, 7 1/2s, 2040	265,897	281,081
Ser. 99-T2, Class A1, 7 1/2s, 2039	63,471	68,615
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	339,505	362,968
Ser. 02-T1, Class A3, 7 1/2s, 2031	310,461	332,354
Ser. 00-T6, Class A1, 7 1/2s, 2030	567,785	607,076
Ser. 01-T5, Class A3, 7 1/2s, 2030	71,919	76,774
Ser. 01-T4, Class A1, 7 1/2s, 2028	1,691,087	1,837,317
IFB Ser. 07-30, Class FS, 7.295s, 2037	1,550,249	1,742,571
IFB Ser. 06-115, Class ES, 7.1s, 2036	640,261	748,046
Ser. 02-26, Class A1, 7s, 2048	479,215	508,894
Ser. 04-T3, Class 1A3, 7s, 2044	436,849	467,443
Ser. 03-W3, Class 1A2, 7s, 2042	220,656	234,775
Ser. 02-T16, Class A2, 7s, 2042	453,958	482,882
Ser. 02-14, Class A1, 7s, 2042	244,733	259,002
Ser. 02-T4, Class A2, 7s, 2041	129,282	136,552
Ser. 01-W3, Class A, 7s, 2041	153,292	163,502
Ser. 05-W4, Class 1A3, 7s, 2035	490,413	522,878
Ser. 04-W1, Class 2A2, 7s, 2033	1,406,734	1,503,652
IFB Ser. 06-8, Class PK, 6.94s, 2036	1,173,813	1,295,890
IFB Ser. 05-74, Class CP, 6.912s, 2035	603,051	685,825
IFB Ser. 05-57, Class CD, 6.881s, 2035	523,236	580,400
IFB Ser. 05-74, Class SK, 6.751s, 2035	1,103,710	1,216,236
IFB Ser. 06-27, Class SP, 6.728s, 2036	924,000	1,048,453
IFB Ser. 06-8, Class HP, 6.728s, 2036	996,797	1,129,125
IFB Ser. 06-8, Class WK, 6.728s, 2036	1,587,735	1,784,414
IFB Ser. 05-106, Class US, 6.728s, 2035	1,458,588	1,657,551
IFB Ser. 05-99, Class SA, 6.728s, 2035	714,378	791,654
IFB Ser. 05-115, Class NQ, 6.694s, 2036	338,900	373,631

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Fannie Mae
IFB Ser. 05-74, Class CS, 6.641s, 2035	$687,372	$754,576
IFB Ser. 05-45, Class DA, 6.582s, 2035	1,168,331	1,376,253
IFB Ser. 05-74, Class DM, 6.545s, 2035	1,377,728	1,537,217
Ser. 381, Class 14, IO, 6 1/2s, 2037	887,280	186,755
Ser. 381, Class 16, IO, 6 1/2s, 2037	233,518	48,532
Ser. 381, Class 15, IO, 6 1/2s, 2037	376,030	82,402
Ser. 371, Class 2, IO, 6 1/2s, 2036	6,690,199	1,468,572
IFB Ser. 05-45, Class DC, 6.472s, 2035	824,352	919,621
IFB Ser. 06-60, Class CS, 6.252s, 2036	320,306	339,566
IFB Ser. 05-114, Class SP, 6.201s, 2036	422,584	444,366
IFB Ser. 05-57, Class DC, 5.964s, 2034	893,029	973,583
IFB Ser. 07-96, Class AS, 5.825s, 2037	735,529	800,429
IFB Ser. 05-45, Class PC, 5.655s, 2034	436,145	470,259
IFB Ser. 05-95, Class CP, 5.437s, 2035	108,374	116,991
IFB Ser. 05-95, Class OP, 5.328s, 2035	420,793	439,312
IFB Ser. 05-106, Class JC, 5.039s, 2035	291,543	297,489
IFB Ser. 05-83, Class QP, 4.745s, 2034	243,655	247,995
IFB Ser. 05-72, Class SB, 4.713s, 2035	691,647	713,422
IFB Ser. 07-W6, Class 6A2, IO,
2.935s, 2037	869,129	86,408
IFB Ser. 06-90, Class SE, IO, 2.935s, 2036	938,685	115,454
IFB Ser. 03-66, Class SA, IO, 2.785s, 2033	1,194,600	122,772
IFB Ser. 07-W6, Class 5A2, IO,
2.425s, 2037	1,150,975	108,508
IFB Ser. 07-W4, Class 4A2, IO,
2.415s, 2037	5,589,849	497,120
IFB Ser. 07-W2, Class 3A2, IO,
2.415s, 2037	1,578,532	142,306
IFB Ser. 05-113, Class AI, IO, 2.365s, 2036	305,752	31,292
IFB Ser. 05-113, Class DI, IO, 2.365s, 2036	4,007,622	338,320
IFB Ser. 05-52, Class DC, IO, 2.335s, 2035	742,291	98,285
IFB Ser. 06-60, Class SI, IO, 2.285s, 2036	1,548,520	153,847
IFB Ser. 04-24, Class CS, IO, 2.285s, 2034	1,627,740	158,234
IFB Ser. 07-W7, Class 3A2, IO,
2.265s, 2037	2,025,657	171,305
IFB Ser. 06-74, Class SN, IO, 2.235s, 2036	1,307,269	76,056
IFB Ser. 03-122, Class SA, IO,
2.235s, 2028	2,143,713	140,628
IFB Ser. 03-122, Class SJ, IO, 2.235s, 2028	2,254,704	149,693
Ser. 03-W12, Class 2, IO, 2.225s, 2043	2,584,810	142,704
IFB Ser. 06-60, Class DI, IO, 2.205s, 2035	886,240	67,953
IFB Ser. 04-60, Class SW, IO, 2.185s, 2034	3,023,935	305,689
IFB Ser. 05-65, Class KI, IO, 2.135s, 2035	7,202,003	575,443
Ser. 03-W10, Class 3, IO, 1.933s, 2043	2,459,425	115,831
Ser. 03-W10, Class 1, IO, 1.931s, 2043	6,017,780	281,600
IFB Ser. 07-54, Class CI, IO, 1.895s, 2037	998,842	87,451
IFB Ser. 07-39, Class PI, IO, 1.895s, 2037	990,997	81,122
IFB Ser. 07-30, Class WI, IO, 1.895s, 2037	8,502,034	642,734
IFB Ser. 07-28, Class SE, IO, 1.885s, 2037	1,064,231	93,629
IFB Ser. 06-128, Class SH, IO,
1.885s, 2037	1,247,017	96,435

232

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-56, Class SM, IO,
1.885s, 2036	$3,042,756	$246,079
IFB Ser. 06-12, Class SD, IO,
1.885s, 2035	4,583,511	437,734
IFB Ser. 05-73, Class SI, IO,
1.885s, 2035	666,518	49,327
IFB Ser. 05-17, Class ES, IO,
1.885s, 2035	1,360,497	126,109
IFB Ser. 05-17, Class SY, IO,
1.885s, 2035	629,078	57,178
IFB Ser. 07-W5, Class 2A2, IO,
1 7/8s, 2037	583,824	42,626
IFB Ser. 07-30, Class IE, IO,
1 7/8s, 2037	2,836,184	284,788
IFB Ser. 06-123, Class CI, IO,
1 7/8s, 2037	2,402,338	202,694
IFB Ser. 06-123, Class UI, IO,
1 7/8s, 2037	1,051,029	87,423
IFB Ser. 05-82, Class SY, IO,
1.865s, 2035	2,697,378	199,615
IFB Ser. 05-45, Class SR, IO,
1.855s, 2035	3,668,767	269,278
IFB Ser. 07-15, Class BI, IO,
1.835s, 2037	1,768,367	148,187
IFB Ser. 06-16, Class SM, IO,
1.835s, 2036	927,251	79,131
IFB Ser. 05-95, Class CI, IO,
1.835s, 2035	1,554,607	138,487
IFB Ser. 05-84, Class SG, IO,
1.835s, 2035	2,582,721	232,753
IFB Ser. 05-54, Class SA, IO,
1.835s, 2035	2,611,381	193,910
IFB Ser. 05-23, Class SG, IO,
1.835s, 2035	2,035,059	183,823
IFB Ser. 05-104, Class NI, IO,
1.835s, 2035	1,792,907	160,299
IFB Ser. 05-17, Class SA, IO,
1.835s, 2035	1,761,675	160,983
IFB Ser. 05-17, Class SE, IO,
1.835s, 2035	1,895,823	170,970
IFB Ser. 05-57, Class DI, IO,
1.835s, 2035	4,076,386	310,292
IFB Ser. 05-83, Class QI, IO,
1.825s, 2035	414,440	40,305
IFB Ser. 06-128, Class GS, IO,
1.815s, 2037	1,134,876	97,158
IFB Ser. 05-83, Class SL, IO,
1.805s, 2035	4,494,464	342,187
Ser. 06-116, Class ES, IO,
1.785s, 2036	779,787	59,328
IFB Ser. 06-114, Class IS, IO,
1.785s, 2036	1,232,761	92,733
IFB Ser. 06-115, Class GI, IO,
1.775s, 2036	1,092,655	90,162

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-115, Class IE, IO,
1.775s, 2036	$928,194	$83,182
IFB Ser. 06-117, Class SA, IO,
1.775s, 2036	1,407,947	105,354
IFB Ser. 06-121, Class SD, IO,
1.775s, 2036	2,337,689	177,717
IFB Ser. 06-109, Class SG, IO,
1.765s, 2036	1,646,707	125,992
IFB Ser. 06-104, Class IM, IO,
1.755s, 2036	383,474	30,819
IFB Ser. 06-104, Class SY, IO,
1.755s, 2036	828,136	60,823
IFB Ser. 06-109, Class SH, IO,
1.755s, 2036	1,185,776	112,269
Ser. 06-104, Class SG, IO,
1.735s, 2036	1,648,215	117,629
IFB Ser. 07-W6, Class 4A2, IO,
1.735s, 2037	4,651,979	353,476
IFB Ser. 06-128, Class SC, IO,
1.735s, 2037	3,977,226	307,787
IFB Ser. 06-44, Class IS, IO,
1.735s, 2036	1,870,633	144,890
IFB Ser. 06-45, Class SM, IO,
1.735s, 2036	2,013,425	127,525
IFB Ser. 06-8, Class JH, IO,
1.735s, 2036	4,266,385	375,542
IFB Ser. 05-122, Class SG, IO,
1.735s, 2035	935,442	80,969
IFB Ser. 05-95, Class OI, IO,
1.725s, 2035	230,727	23,314
IFB Ser. 06-92, Class JI, IO,
1.715s, 2036	907,106	69,996
IFB Ser. 06-92, Class LI, IO,
1.715s, 2036	1,368,536	105,152
IFB Ser. 06-96, Class ES, IO,
1.715s, 2036	1,523,953	113,875
IFB Ser. 06-99, Class AS, IO,
1.715s, 2036	1,054,648	83,790
IFB Ser. 06-85, Class TS, IO,
1.695s, 2036	2,285,566	165,634
IFB Ser. 06-61, Class SE, IO,
1.685s, 2036	2,207,136	146,456
IFB Ser. 07-75, Class PI, IO,
1.675s, 2037	1,571,813	118,076
IFB Ser. 07-76, Class SA, IO,
1.675s, 2037	1,538,572	91,861
IFB Ser. 07-W7, Class 2A2, IO,
1.665s, 2037	3,717,736	272,910
IFB Ser. 07-90, Class S, IO,
1.645s, 2037	2,469,288	117,530
Ser. 03-W8, Class 12, IO,
1.636s, 2042	11,075,839	472,596
Ser. 06-94, Class NI, IO,
1.635s, 2036	803,267	55,505

233

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-103, Class AI, IO,
1.635s, 2037	$6,388,341	$443,990
IFB Ser. 07-1, Class NI, IO,
1.635s, 2037	3,638,341	266,812
IFB Ser. 07-109, Class XI, IO,
1.585s, 2037	895,472	64,564
IFB Ser. 07-W8, Class 2A2, IO,
1.585s, 2037	2,495,860	185,583
IFB Ser. 06-70, Class WI, IO,
1.585s, 2036	906,900	40,367
IFB Ser. 07-30, Class JS, IO,
1.575s, 2037	2,474,884	186,443
IFB Ser. 07-30, Class LI, IO,
1.575s, 2037	3,754,253	289,420
IFB Ser. 07-W2, Class 1A2, IO,
1.565s, 2037	1,056,187	74,264
IFB Ser. 07-54, Class IA, IO,
1.545s, 2037	1,304,722	99,315
IFB Ser. 07-54, Class IB, IO,
1.545s, 2037	1,304,722	99,315
IFB Ser. 07-54, Class IC, IO,
1.545s, 2037	1,304,722	99,315
IFB Ser. 07-54, Class ID, IO,
1.545s, 2037	1,304,722	99,315
IFB Ser. 07-54, Class IE, IO,
1.545s, 2037	1,304,722	99,315
IFB Ser. 07-54, Class IF, IO,
1.545s, 2037	1,941,450	147,782
IFB Ser. 07-54, Class UI, IO,
1.545s, 2037	1,519,747	124,707
IFB Ser. 07-56, Class SA, IO,
1.545s, 2037	964,684	55,197
IFB Ser. 07-91, Class AS, IO,
1.535s, 2037	1,032,301	70,114
IFB Ser. 07-91, Class HS, IO,
1.535s, 2037	1,102,749	79,180
IFB Ser. 07-15, Class CI, IO,
1.515s, 2037	4,443,527	332,230
IFB Ser. 06-123, Class BI, IO,
1.515s, 2037	5,840,629	420,454
IFB Ser. 06-115, Class JI, IO,
1.515s, 2036	3,237,483	240,998
IFB Ser. 06-123, Class LI, IO,
1.455s, 2037	2,161,211	151,629
IFB Ser. 07-116, Class IA, IO,
1.263s, 2037	5,760,000	383,040
IFB Ser. 07-39, Class AI, IO,
1.255s, 2037	2,313,154	149,758
IFB Ser. 07-39, Class SY, IO,
1.245s, 2037	2,637,780	115,159
IFB Ser. 07-32, Class SD, IO,
1.245s, 2037	1,553,325	102,380
IFB Ser. 07-33, Class SD, IO,
1.245s, 2037	4,350,134	264,101

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-30, Class UI, IO,
1.235s, 2037	$1,264,249	$86,682
IFB Ser. 07-32, Class SC, IO,
1.235s, 2037	2,063,637	138,224
IFB Ser. 07-1, Class CI, IO,
1.235s, 2037	1,495,448	98,985
IFB Ser. 05-74, Class SE, IO,
1.235s, 2035	4,161,492	231,550
IFB Ser. 05-82, Class SI, IO,
1.235s, 2035	5,204,196	298,646
IFB Ser. 07-W4, Class 1A2, IO,
1.225s, 2037	18,019,449	1,071,745
IFB Ser. 07-W5, Class 1A2, IO,
1.215s, 2037	2,984,264	158,013
IFB Ser. 07-4, Class PS, IO,
1.19s, 2037	5,706,861	344,716
FRB Ser. 03-W17, Class 12, IO,
1.151s, 2033	3,303,503	126,524
IFB Ser. 05-58, Class IK, IO,
1.135s, 2035	1,737,500	127,032
IFB Ser. 07-116, Class BI, IO,
1.013s, 2037	5,321,000	299,572
IFB Ser. 07-75, Class ID, IO,
1.005s, 2037	1,235,874	77,694
Ser. 03-W2, Class 2, IO,
0.818s, 2042	16,582,536	397,369
Ser. 03-W6, Class 51, IO,
0.682s, 2042	4,695,871	85,245
Ser. 03-W3, Class 2IO1, IO,
0.681s, 2042	1,619,781	28,048
Ser. 06-W3, Class 1AS, IO,
0.662s, 2046	5,417,808	250,303
Ser. 01-T12, Class IO, 0.565s, 2041	8,514,667	116,283
Ser. 03-W2, Class 1, IO,
0.47s, 2042	8,665,230	108,969
Ser. 03-W3, Class 1, IO,
0.441s, 2042	15,868,415	189,490
Ser. 02-T1, Class IO, IO,
0.427s, 2031	7,371,992	81,162
Ser. 03-W6, Class 3, IO,
0.366s, 2042	6,374,865	59,511
Ser. 03-W4, Class 3A, IO,
0.352s, 2042	6,612,184	69,756
Ser. 03-W6, Class 23, IO,
0.351s, 2042	6,823,835	71,746
Ser. 372, Class 1, PO
(Principal only), zero %, 2036	8,444,938	6,719,560
Ser. 06-56, Class XF, zero %, 2036	79,020	80,229
Ser. 04-38, Class AO, PO,
zero %, 2034	1,749,175	1,274,587
Ser. 04-61, Class CO, PO,
zero %, 2031	1,227,657	1,042,250
Ser. 07-31, Class TS, IO,
zero %, 2009	3,777,069	71,125

234

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Fannie Mae
Ser. 07-15, Class IM, IO, zero %, 2009	$1,469,792	$29,109
Ser. 07-16, Class TS, IO, zero %, 2009	5,994,398	101,775
FRB Ser. 06-115, Class SN, zero %, 2036	502,122	522,757
FRB Ser. 06-104, Class EK, zero %, 2036	138,351	137,538
FRB Ser. 05-117, Class GF, zero %, 2036	101,842	93,455
FRB Ser. 05-65, Class ER, zero %, 2035	1,049,028	995,489
FRB Ser. 05-57, Class UL, zero %, 2035	992,899	962,771
FRB Ser. 05-36, Class QA, zero %, 2035	193,757	176,053
FRB Ser. 05-65, Class CU, zero %, 2034	138,065	154,713
FRB Ser. 05-81, Class DF, zero %, 2033	113,130	115,249
FRB Ser. 06-1, Class HF, zero %, 2032	108,463	106,521
IFB Ser. 06-75, Class FY, zero %, 2036	240,714	240,858
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	90,811	99,920
Ser. T-58, Class 4A, 7 1/2s, 2043	416,185	448,651
Ser. T-51, Class 2A, 7 1/2s, 2042	480,068	513,875
Ser. T-42, Class A5, 7 1/2s, 2042	349,400	374,696
Ser. T-60, Class 1A2, 7s, 2044	1,509,110	1,615,615
Ser. T-41, Class 2A, 7s, 2032	54,079	57,172
Ser. T-56, Class A, IO, 0.524s, 2043	4,356,589	58,644
Ser. T-56, Class 3, IO, 0.369s, 2043	4,622,375	8,158
Ser. T-56, Class 1, IO, 0.286s, 2043	5,894,114	7,662
Ser. T-56, Class 2, IO, 0.037s, 2043	5,399,889	5,940
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	1,756,988	1,946,985
Federal Home Loan Mortgage Corp.
Structured Pass-Through
Securities IFB Ser. T-56,
Class 2ASI, IO, 3.235s, 2043	765,088	80,334
First Horizon Alternative Mortgage
Securities FRB Ser. 05-AA10,
Class 2A1, 5.753s, 2035	760,177	752,694
First Union National Bank-Bank
of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO,
1.682s, 2033	13,480,183	547,048
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	1,196,000	1,256,403
Ser. 97-C2, Class G, 7 1/2s, 2029	361,000	397,575
First Union-Lehman Brothers-Bank
of America 144A Ser. 98-C2,
Class G, 7s, 2035	1,515,000	1,538,679
Freddie Mac
IFB Ser. 3339, Class WS, 10.167s, 2037	581,468	781,786
IFB Ser. 3339, Class JS, 10.156s, 2037	524,078	654,080
IFB Ser. 3355, Class KS, 9.461s, 2037	543,912	615,015
IFB Ser. 3202, Class PS, 9.075s, 2036	412,569	515,135
IFB Ser. 3349, Class SA, 8.835s, 2037	2,039,636	2,502,590
IFB Ser. 3331, Class SE, 8.835s, 2037	509,177	606,243
IFB Ser. 3182, Class PS, 8.49s, 2032	966,524	1,178,871

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3360, Class SB, 8.42s, 2037	$391,768	$516,096
IFB Ser. 3153, Class SX, 8.113s, 2036	359,866	430,342
IFB Ser. 3202, Class HM, 8.112s, 2036	273,462	328,582
IFB Ser. 3081, Class DC, 6.536s, 2035	573,673	650,463
IFB Ser. 3114, Class GK, 6.29s, 2036	390,728	442,406
IFB Ser. 2976, Class KL, 5.949s, 2035	1,045,343	1,153,302
IFB Ser. 2990, Class DP, 5.839s, 2034	887,593	963,200
IFB Ser. 2979, Class AS, 5.839s, 2034	258,091	278,894
IFB Ser. 3149, Class SU, 5.837s, 2036	441,743	459,874
IFB Ser. 3153, Class UT, 5.582s, 2036	213,109	228,511
IFB Ser. 3065, Class DC, 4.778s, 2035	919,877	952,088
IFB Ser. 3360, Class SC, 4.643s, 2037	818,955	869,750
IFB Ser. 2990, Class LB, 4.096s, 2034	1,100,234	1,098,303
IFB Ser. 2990, Class WP, 4.057s, 2035	648,995	668,597
IFB Ser. 2927, Class SI, IO, 3.473s, 2035	1,508,743	201,434
IFB Ser. 2828, Class GI, IO, 2.473s, 2034	1,734,481	198,565
IFB Ser. 3184, Class SP, IO, 2.323s, 2033	1,574,609	142,286
IFB Ser. 2869, Class SH, IO, 2.273s, 2034	831,086	61,196
IFB Ser. 2869, Class JS, IO, 2.223s, 2034	3,959,570	289,455
IFB Ser. 3203, Class SH, IO, 2.113s, 2036	893,734	91,674
IFB Ser. 2755, Class SG, IO, 2.073s, 2031	1,714,580	139,143
IFB Ser. 2815, Class PT, IO, 2.023s, 2032	1,728,990	151,884
IFB Ser. 2828, Class TI, IO, 2.023s, 2030	818,452	68,885
IFB Ser. 3297, Class BI, IO, 1.733s, 2037	3,882,005	343,924
IFB Ser. 3284, Class IV, IO, 1.723s, 2037	1,007,289	91,758
IFB Ser. 3287, Class SD, IO, 1.723s, 2037	1,541,592	125,934
IFB Ser. 3281, Class BI, IO, 1.723s, 2037	758,738	63,205
IFB Ser. 3249, Class SI, IO, 1.723s, 2036	667,472	62,624
IFB Ser. 3028, Class ES, IO, 1.723s, 2035	4,288,762	388,809
IFB Ser. 2922, Class SE, IO, 1.723s, 2035	2,102,735	163,787
IFB Ser. 3045, Class DI, IO, 1.703s, 2035	10,479,131	762,132
Ser. 3236, Class ES, IO, 1.673s, 2036	1,483,097	111,145
IFB Ser. 3136, Class NS, IO, 1.673s, 2036	2,581,851	207,715
IFB Ser. 3118, Class SD, IO, 1.673s, 2036	3,376,972	255,095
IFB Ser. 3054, Class CS, IO, 1.673s, 2035	914,411	59,312
IFB Ser. 3107, Class DC, IO, 1.673s, 2035	4,573,371	429,749
IFB Ser. 3129, Class SP, IO, 1.673s, 2035	1,843,351	118,557
IFB Ser. 3066, Class SI, IO, 1.673s, 2035	2,942,594	269,834
IFB Ser. 2927, Class ES, IO, 1.673s, 2035	1,193,019	78,422
IFB Ser. 2950, Class SM, IO, 1.673s, 2016	2,288,490	184,726
IFB Ser. 3256, Class S, IO, 1.663s, 2036	1,733,653	148,773
IFB Ser. 3031, Class BI, IO, 1.662s, 2035	827,464	81,487
IFB Ser. 3244, Class SB, IO, 1.633s, 2036	1,091,399	86,932
IFB Ser. 3244, Class SG, IO, 1.633s, 2036	1,242,795	105,227
IFB Ser. 3236, Class IS, IO, 1.623s, 2036	2,022,923	153,943
IFB Ser. 2962, Class BS, IO, 1.623s, 2035	4,969,390	347,484
IFB Ser. 3114, Class TS, IO, 1.623s, 2030	5,546,253	334,511
IFB Ser. 3128, Class JI, IO, 1.603s, 2036	2,826,295	238,649
IFB Ser. 2990, Class LI, IO, 1.603s, 2034	1,616,410	138,529

235

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Freddie Mac
IFB Ser. 3240, Class S, IO, 1.593s, 2036	$3,748,215	$294,300
IFB Ser. 3229, Class BI, IO, 1.593s, 2036	313,452	22,782
IFB Ser. 3153, Class JI, IO, 1.593s, 2036	1,869,600	129,474
IFB Ser. 3065, Class DI, IO, 1.593s, 2035	640,531	62,665
IFB Ser. 3315, Class DS, IO, 1.573s, 2037	1,831,363	114,752
IFB Ser. 3145, Class GI, IO, 1.573s, 2036	2,311,450	209,508
IFB Ser. 3114, Class GI, IO, 1.573s, 2036	933,613	94,774
IFB Ser. 3339, Class JI, IO, 1.563s, 2037	3,930,585	246,841
IFB Ser. 3218, Class AS, IO, 1.553s, 2036	1,358,841	96,081
IFB Ser. 3221, Class SI, IO, 1.553s, 2036	1,636,252	120,307
IFB Ser. 3153, Class UI, IO, 1.543s, 2036	872,593	85,527
IFB Ser. 3202, Class PI, IO, 1.513s, 2036	4,447,773	337,853
IFB Ser. 3355, Class MI, IO, 1.473s, 2037	1,098,337	80,066
IFB Ser. 3355, Class LI, IO, 1.473s, 2037	1,325,330	69,556
IFB Ser. 3201, Class SG, IO, 1.473s, 2036	2,060,783	156,839
IFB Ser. 3203, Class SE, IO, 1.473s, 2036	1,865,878	137,079
IFB Ser. 3171, Class PS, IO, 1.458s, 2036	1,711,126	135,091
IFB Ser. 3152, Class SY, IO, 1.453s, 2036	2,026,530	171,697
IFB Ser. 3284, Class BI, IO, 1.423s, 2037	1,237,952	88,808
IFB Ser. 3199, Class S, IO, 1.423s, 2036	1,149,793	89,217
IFB Ser. 3284, Class LI, IO, 1.413s, 2037	4,993,294	373,899
IFB Ser. 3281, Class AI, IO, 1.403s, 2037	4,483,891	339,661
IFB Ser. 3311, Class IA, IO, 1.383s, 2037	1,838,158	145,288
IFB Ser. 3311, Class IB, IO, 1.383s, 2037	1,838,158	145,288
IFB Ser. 3311, Class IC, IO, 1.383s, 2037	1,838,158	145,288
IFB Ser. 3311, Class ID, IO, 1.383s, 2037	1,838,158	145,288
IFB Ser. 3311, Class IE, IO, 1.383s, 2037	2,622,120	207,252
IFB Ser. 3274, Class JS, IO, 1.383s, 2037	3,519,207	237,366
IFB Ser. 3240, Class GS, IO, 1.353s, 2036	2,267,503	167,759
IFB Ser. 3339, Class TI, IO, 1.113s, 2037	1,929,548	135,137
IFB Ser. 3288, Class SJ, IO, 1.103s, 2037	2,039,839	126,961
IFB Ser. 3284, Class CI, IO, 1.093s, 2037	3,419,270	230,785
IFB Ser. 3291, Class SA, IO, 1.083s, 2037	2,164,143	128,197
IFB Ser. 3016, Class SQ, IO, 1.083s, 2035	1,793,831	92,875
IFB Ser. 3284, Class WI, IO, 1.073s, 2037	5,688,959	369,792
IFB Ser. 3235, Class SA, IO, 0.923s, 2036	972,476	52,294
Ser. 246, PO, zero %, 2037	6,628,014	5,301,699
Ser. 3300, PO, zero %, 2037	1,009,104	822,209
Ser. 242, PO, zero %, 2036	18,107,508	14,503,546
Ser. 239, PO, zero %, 2036	3,296,676	2,604,076
FRB Ser. 3349, Class DO, zero %, 2037	240,683	239,409
FRB Ser. 3327, Class YF, zero %, 2037	455,137	455,978
FRB Ser. 3326, Class XF, zero %, 2037	630,636	605,501
FRB Ser. 3326, Class YF, zero %, 2037	1,448,316	1,494,538
FRB Ser. 3263, Class TA, zero %, 2037	142,208	153,688
FRB Ser. 3239, Class BF, zero %, 2036	548,998	580,425
FRB Ser. 3228, Class BF, zero %, 2036	215,097	216,602
FRB Ser. 3231, Class XB, zero %, 2036	371,081	370,359
FRB Ser. 3174, Class SF, zero %, 2036	250,345	252,250

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Freddie Mac
FRB Ser. 3149, Class XF, zero %, 2036	$218,054	$221,165
FRB Ser. 3231, Class X, zero %, 2036	158,418	163,475
FRB Ser. 3147, Class SF, zero %, 2036	622,380	642,364
FRB Ser. 3122, Class GF, zero %, 2036	431,889	437,792
FRB Ser. 3117, Class AF, zero %, 2036	85,622	91,219
FRB Ser. 3326, Class WF, zero %, 2035	845,194	804,145
FRB Ser. 3036, Class AS, zero %, 2035	79,557	78,785
FRB Ser. 3003, Class XF, zero %, 2035	846,159	811,815
GE Capital Commercial
Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.066s, 2043	35,123,240	237,431
Ser. 05-C3, Class XC, IO, 0.059s, 2045	93,823,793	414,138
Ser. 07-C1, Class XC, IO, 0.043s, 2019	73,971,473	477,010
GMAC Commercial Mortgage
Securities, Inc.
Ser. 99-C3, Class F, 7.834s, 2036	162,000	166,439
Ser. 97-C1, Class X, IO, 1.279s, 2029	2,010,764	106,460
Ser. 05-C1, Class X1, IO, 0.166s, 2043	39,904,270	466,082
GMAC Commercial Mortgage
Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	706,723	716,639
Ser. 06-C1, Class XC, IO, 0.056s, 2045	67,158,545	377,767
Government National
Mortgage Association
IFB Ser. 07-26, Class WS,
15.015s, 2037	1,224,014	1,864,025
IFB Ser. 07-38, Class AS, 11.46s, 2037	1,237,751	1,617,044
IFB Ser. 07-44, Class SP, 10.598s, 2036	590,196	726,988
IFB Ser. 06-34, Class SA, 9.848s, 2036	155,417	184,909
IFB Ser. 07-51, Class SP, 9.788s, 2037	98,284	116,354
IFB Ser. 07-67, Class SB, 9.368s, 2037	836,279	971,312
IFB Ser. 07-79, Class SY, IO,
1.313s, 2037	4,133,000	235,549
IFB Ser. 07-35, Class DK, 8.781s, 2035	293,000	344,727
IFB Ser. 07-64, Class AM, 8.006s, 2037	879,141	937,164
IFB Ser. 05-7, Class JM, 5.728s, 2034	1,057,025	1,111,726
IFB Ser. 05-66, Class SP, 4.075s, 2035	556,051	564,246
IFB Ser. 06-62, Class SI, IO,
2.431s, 2036	1,587,197	115,510
IFB Ser. 07-1, Class SL, IO,
2.411s, 2037	729,513	60,209
IFB Ser. 07-1, Class SM, IO,
2.401s, 2037	729,513	60,011
IFB Ser. 07-26, Class SG, IO,
1.901s, 2037	2,086,592	160,542
IFB Ser. 07-9, Class BI, IO,
1.871s, 2037	4,781,124	326,312
IFB Ser. 07-31, Class CI, IO,
1.861s, 2037	1,303,385	90,155
IFB Ser. 07-25, Class SA, IO,
1.851s, 2037	1,687,638	106,384

236

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

	Principal amount	Value

Government National
Mortgage Association
IFB Ser. 07-25, Class SB, IO,
1.851s, 2037	$3,287,654	$207,244
IFB Ser. 07-26, Class LS, IO,
1.851s, 2037	4,343,575	318,594
IFB Ser. 07-22, Class S, IO,
1.851s, 2037	1,119,473	98,368
IFB Ser. 07-11, Class SA, IO,
1.851s, 2037	1,135,156	83,835
IFB Ser. 07-14, Class SB, IO,
1.851s, 2037	1,079,319	78,585
IFB Ser. 07-51, Class SJ, IO,
1.801s, 2037	1,258,508	112,003
IFB Ser. 07-26, Class SD, IO,
1.773s, 2037	2,320,128	158,773
IFB Ser. 07-26, Class SL, IO,
1.773s, 2037	90,775	6,997
IFB Ser. 07-58, Class PS, IO,
1.751s, 2037	525,128	43,432
IFB Ser. 07-59, Class PS, IO,
1.721s, 2037	972,051	75,388
IFB Ser. 07-59, Class SP, IO,
1.721s, 2037	2,449,529	191,016
IFB Ser. 07-68, Class PI, IO,
1.701s, 2037	1,297,118	103,551
IFB Ser. 06-38, Class SG, IO,
1.701s, 2033	4,852,839	250,295
IFB Ser. 07-53, Class SG, IO,
1.651s, 2037	884,671	55,233
IFB Ser. 07-48, Class SB, IO,
1.623s, 2037	2,031,837	116,370
IFB Ser. 07-64, Class AI, IO,
1.601s, 2037	7,228,489	432,148
IFB Ser. 07-53, Class ES, IO,
1.601s, 2037	1,414,711	73,251
IFB Ser. 07-9, Class DI, IO,
1.561s, 2037	2,416,921	144,867
IFB Ser. 07-57, Class QA, IO,
1.551s, 2037	3,052,395	167,578
IFB Ser. 07-58, Class SA, IO,
1.551s, 2037	1,004,635	56,976
IFB Ser. 07-58, Class SC, IO,
1.551s, 2037	2,554,380	130,721
IFB Ser. 07-61, Class SA, IO,
1.551s, 2037	1,619,789	93,278
IFB Ser. 07-53, Class SC, IO,
1.551s, 2037	1,574,132	80,604
IFB Ser. 06-28, Class GI, IO,
1.551s, 2035	1,725,580	106,052
IFB Ser. 07-58, Class SD, IO,
1.541s, 2037	2,441,924	122,611
IFB Ser. 07-17, Class AI, IO,
1.523s, 2037	4,681,292	324,858
IFB Ser. 07-59, Class SD, IO,
1.521s, 2037	4,824,617	256,945

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Government National
Mortgage Association
IFB Ser. 07-9, Class AI, IO,
1.473s, 2037	$1,852,697	$130,158
IFB Ser. 05-65, Class SI, IO,
1.401s, 2035	1,926,096	124,835
IFB Ser. 07-17, Class IB, IO,
1.301s, 2037	947,370	56,653
IFB Ser. 06-14, Class S, IO,
1.301s, 2036	1,658,772	94,939
IFB Ser. 06-11, Class ST, IO,
1.291s, 2036	1,026,329	56,901
IFB Ser. 07-27, Class SD, IO,
1.251s, 2037	1,199,562	62,069
IFB Ser. 07-19, Class SJ, IO,
1.251s, 2037	2,041,547	96,989
IFB Ser. 07-23, Class ST, IO,
1.251s, 2037	2,458,228	107,841
IFB Ser. 07-8, Class SA, IO,
1.251s, 2037	1,622,524	92,484
IFB Ser. 07-9, Class CI, IO,
1.251s, 2037	3,142,525	161,876
IFB Ser. 07-7, Class EI, IO,
1.251s, 2037	2,090,571	103,686
IFB Ser. 07-7, Class JI, IO,
1.251s, 2037	3,033,700	156,236
IFB Ser. 07-1, Class S, IO,
1.251s, 2037	2,672,852	128,768
IFB Ser. 07-3, Class SA, IO,
1.251s, 2037	2,547,845	120,599
IFB Ser. 07-17, Class IC, IO,
1.223s, 2037	2,447,205	135,330
IFB Ser. 07-21, Class S, IO,
1.173s, 2037	2,552,815	135,956
IFB Ser. 07-31, Class AI, IO,
1.153s, 2037	1,225,368	111,133
IFB Ser. 07-43, Class SC, IO,
1.073s, 2037	1,646,589	83,002
IFB Ser. 07-73, Class MI, IO,
1.051s, 2037	5,322,843	230,479
IFB Ser. 07-67, Class EI, IO,
0.02s, 2037	2,687,757	1,235
IFB Ser. 07-67, Class GI, IO,
0.02s, 2037	7,870,510	3,608
Ser. 07-73, Class MO, PO, zero %, 2037	409,984	307,693
FRB Ser. 07-73, Class KI, IO, zero %, 2037	4,094,877	96,230
FRB Ser. 07-73, Class KM, zero %, 2037	408,991	423,960
FRB Ser. 07-49, Class UF, zero %, 2037	164,674	162,544
FRB Ser. 07-35, Class UF, zero %, 2037	197,450	207,582
FRB Ser. 07-22, Class TA, zero %, 2037	153,744	160,391
FRB Ser. 98-2, Class EA, PO,
zero %, 2028	252,137	214,658

237

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Government National Mortgage
Association 144A IFB Ser. 06-GG8,
Class X, IO, 0.857s, 2039	$10,647,863	$385,985
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
2.693s, 2045	2,700,371	73,838
Greenwich Capital Commercial
Funding Corp. Ser. 05-GG5,
Class XC, IO, 0.057s, 2037	75,983,909	287,908
Greenwich Capital Commercial
Funding Corp. 144A
Ser. 07-GG9, Class X, IO,
0.323s, 2039	11,106,849	236,021
Ser. 05-GG3, Class XC, IO,
0.14s, 2042	37,634,926	593,926
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3,
5.799s, 2045	928,000	941,936
FRB Ser. 07-GG10, Class AM,
5.799s, 2045	1,580,000	1,593,067
Ser. 05-GG4, Class A4, 4.761s, 2039	42,000	40,908
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	528,000	524,911
FRB Ser. 07-EOP, Class J, 5.39s, 2009	171,000	162,450
Ser. 03-C1, Class X1, IO, 0.443s, 2040	9,999,807	191,201
Ser. 04-C1, Class X1, IO, 0.362s, 2028	13,672,999	75,308
Ser. 05-GG4, Class XC, IO,
0.175s, 2039	43,192,126	720,431
Ser. 06-GG6, Class XC, IO,
0.038s, 2038	45,827,123	139,630
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	140,232	149,881
Ser. 05-RP3, Class 1A3, 8s, 2035	444,190	471,126
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	368,572	387,391
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	390,869	414,504
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	439,413	461,700
IFB Ser. 04-4, Class 1AS, IO,
1.329s, 2034	6,980,483	372,494
GSR Mortgage Loan Trust
Ser. 05-AR2, Class 2A1, 4.835s, 2035	763,225	752,464
IFB Ser. 06-4F, Class 4A2, IO,
2.285s, 2036	1,040,068	53,964
HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035
(Cayman Islands)	187,926	122,152
IMPAC Secured Assets Corp. FRB
Ser. 07-2, Class 1A1A, 4.975s, 2037	2,183,155	2,057,624
JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	377,000	402,647
FRB Ser. 07-LD12, Class AM,
6.063s, 2051	3,380,000	3,417,484
FRB Ser. 07-LD12, Class A3,
5.991s, 2051	10,769,000	10,935,596

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 07-CB20, Class A3, 5.863s, 2051	$2,329,000	$2,336,639
FRB Ser. 07-LD11, Class A3,
5.819s, 2049	1,157,000	1,175,338
Ser. 06-CB15, Class A4, 5.814s, 2043	1,799,000	1,846,433
Ser. 07-CB20, Class A4, 5.794s, 2051	1,515,000	1,545,770
Ser. 06-CB16, Class A4, 5.552s, 2045	1,784,000	1,797,095
Ser. 06-CB14, Class A4, 5.481s, 2044	1,727,000	1,741,300
FRB Ser. 04-PNC1, Class A4, 5.2s, 2041	16,000	16,272
Ser. 05-CB12, Class A4, 4.895s, 2037	42,000	41,094
Ser. 04-C3, Class A5, 4.878s, 2042	40,000	39,214
Ser. 05-LDP2, Class AM, 4.78s, 2042	680,000	625,555
Ser. 06-LDP8, Class X, IO,
0.574s, 2045	14,124,731	584,764
Ser. 06-CB17, Class X, IO,
0.514s, 2043	17,626,515	641,781
Ser. 06-LDP9, Class X, IO,
0.456s, 2047	4,107,062	125,779
Ser. 07-LDPX, Class X, IO,
0.348s, 2049	21,986,946	504,154
Ser. 06-CB16, Class X1, IO,
0.057s, 2045	16,113,263	267,480
Ser. 06-LDP7, Class X, IO,
0.009s, 2045	99,417,472	85,437
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	473,000	476,047
Ser. 06-FL2A, Class X1, IO,
0.841s, 2018	5,591,192	11,742
Ser. 03-ML1A, Class X1, IO,
0.611s, 2039	2,047,675	68,149
Ser. 05-LDP2, Class X1, IO,
0.109s, 2042	61,820,340	1,096,345
Ser. 05-LDP1, Class X1, IO,
0.095s, 2046	22,514,867	223,390
Ser. 05-CB12, Class X1, IO,
0.095s, 2037	22,233,652	226,679
Ser. 05-LDP3, Class X1, IO,
0.061s, 2042	55,519,683	440,254
Ser. 06-CB14, Class X1, IO,
0.06s, 2044	18,280,961	82,122
Ser. 07-CB20, Class X1, IO,
0.052s, 2051	35,267,222	451,773
Ser. 06-LDP6, Class X1, IO,
0.049s, 2043	44,490,972	245,048
Ser. 05-LDP5, Class X1, IO,
0.043s, 2044	143,233,180	688,191
LB Commercial Conduit
Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	314,997	319,914
Ser. 99-C1, Class G, 6.41s, 2031	337,198	340,497
Ser. 98-C4, Class G, 5.6s, 2035	260,000	249,282
Ser. 98-C4, Class H, 5.6s, 2035	441,000	433,542

238

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	$14,000	$14,679
Ser. 07-C6, Class AM, 6.114s, 2017	1,792,000	1,799,488
Ser. 07-C6, Class A2, 5.845s, 2012	3,355,000	3,465,947
Ser. 04-C7, Class A6, 4.786s, 2029	747,000	728,264
Ser. 07-C2, Class XW, IO, 0.536s, 2040	4,725,516	163,344
LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO,
0.903s, 2037	11,044,643	148,939
Ser. 06-C7, Class XW, IO,
0.719s, 2038	12,520,387	555,960
Ser. 05-C3, Class XCL, IO,
0.173s, 2040	26,818,500	550,205
Ser. 05-C2, Class XCL, IO,
0.145s, 2040	70,840,889	745,515
Ser. 05-C5, Class XCL, IO,
0.119s, 2020	28,525,355	389,265
Ser. 05-C7, Class XCL, IO,
0.099s, 2040	34,437,697	284,784
Ser. 06-C7, Class XCL, IO,
0.083s, 2038	19,141,487	316,850
Ser. 06-C1, Class XCL, IO,
0.068s, 2041	43,016,842	458,330
Ser. 07-C2, Class XCL, IO,
0.065s, 2040	40,606,654	673,357
Lehman Brothers Floating Rate
Commercial MortgageTrust 144A
FRB Ser. 04-LLFA, Class H,
5.978s, 2017	377,000	365,690
FRB Ser. 05-LLFA, 5.828s, 2018	173,000	164,350
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9,
11.73s, 2036	321,758	383,134
IFB Ser. 07-5, Class 4A3,
10.89s, 2037	875,800	1,040,201
IFB Ser. 06-7, Class 4A2, IO,
2.885s, 2036	1,449,212	117,207
IFB Ser. 07-5, Class 8A2, IO,
2.855s, 2036	1,492,306	103,417
Ser. 07-1, Class 3A2, IO,
2.385s, 2037	1,656,983	151,509
IFB Ser. 06-9, Class 3A2, IO,
2.365s, 2037	1,044,121	89,320
IFB Ser. 07-4, Class 3A2, IO,
2.335s, 2037	1,287,660	91,424
IFB Ser. 06-5, Class 2A2, IO,
2.285s, 2036	3,113,255	190,848
IFB Ser. 07-2, Class 2A13, IO,
1.825s, 2037	2,279,567	155,068
IFB Ser. 07-4, Class 2A2, IO,
1.805s, 2037	5,230,373	361,593
IFB Ser. 07-1, Class 2A3, IO,
1.765s, 2037	2,598,370	205,576
IFB Ser. 06-7, Class 2A5, IO,
1.761s, 2036	4,402,213	303,182

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Lehman Mortgage Trust
Ser. 06-9, Class 2A3, IO, 1.755s, 2036	$3,406,898	$254,786
IFB Ser. 06-9, Class 2A2, IO,
1.755s, 2037	2,417,451	181,806
IFB Ser. 06-7, Class 2A4, IO,
1.685s, 2036	4,854,467	249,933
IFB Ser. 06-6, Class 1A2, IO,
1.635s, 2036	1,817,345	93,593
IFB Ser. 06-6, Class 1A3, IO,
1.635s, 2036	2,551,064	153,330
IFB Ser. 07-5, Class 10A2, IO,
1.475s, 2037	2,601,789	128,685
IFB Ser. 06-5, Class 1A3, IO,
0.535s, 2036	832,779	9,815
IFB Ser. 06-7, Class 1A3, IO,
0.485s, 2036	2,068,703	26,905
IFB Ser. 06-9, Class 1A6, IO,
0.285s, 2037	1,761,501	19,141
Local Insight Media Finance, LLC
Ser. 07-1W, Class A1, 5.53s, 2012	2,079,000	2,051,973
MASTR Adjustable Rate
Mortgages Trust
Ser. 04-7, Class 2A1, 7.324s, 2034	89,331	89,343
FRB Ser. 04-13, Class 3A6,
3.786s, 2034	1,066,000	1,048,522
Ser. 04-03, Class 4AX, IO,
1.417s, 2034	936,155	10,806
Ser. 05-2, Class 7AX, IO,
0.168s, 2035	2,351,326	5,146
MASTR Reperforming
Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	313,605	336,163
Ser. 05-1, Class 1A4, 7 1/2s, 2034	555,654	594,485
Merit Securities Corp. 144A FRB
Ser. 11PA, Class 3A1, 5.475s, 2027	2,010,659	1,869,913
Merrill Lynch Capital
Funding Corp. Ser. 06-4,
Class XC, IO, 0.062s, 2049	37,983,546	540,079
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 5.528s, 2022	408,848	410,534
Ser. 06-1, Class X1A, IO, 1.386s, 2022	7,911,952	93,978
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.904s, 2030	283,000	288,653
FRB Ser. 05-A9, Class 3A1,
5.279s, 2035	1,766,312	1,751,630
Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.829s, 2050	640,000	657,879
FRB Ser. 07-C1, Class A4, 5.829s, 2050	720,000	742,161
FRB Ser. 04-BPC1, Class A5,
4.855s, 2041	41,000	40,460
FRB Ser. 05-MCP1, Class A4,
4.747s, 2043	40,000	38,858
Ser. 05-MCP1, Class XC, IO,
0.09s, 2043	28,185,636	358,926

239

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

	Principal amount	Value

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO,
0.242s, 2039	$6,446,588	$136,235
Ser. 05-LC1, Class X, IO,
0.236s, 2044	15,273,428	124,097
Merrill Lynch/Countrywide
Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	3,560,000	3,686,242
FRB Ser. 07-8, Class A2, 5.92s, 2049	1,129,000	1,163,036
Ser. 07-9, Class A4, 5.748s, 2049	3,560,000	3,598,072
Merrill Lynch/Countrywide
Commercial Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.134s, 2039	26,074,476	127,317
Ser. 06-3, Class XC, IO, 0.088s, 2046	21,411,343	353,287
Ser. 07-7, Class X, IO, 0.02s, 2050	77,188,304	280,411
Mezz Cap Commercial
Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.797s, 2037	1,369,354	393,689
Ser. 04-C2, Class X, IO, 6.004s, 2040	1,114,542	315,207
Ser. 05-C3, Class X, IO, 5.555s, 2044	1,182,641	327,444
Ser. 06-C4, Class X, IO, 5.095s, 2016	3,634,000	1,171,965
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.624s, 2043	5,377,713	262,755
Morgan Stanley Capital I
FRB Ser. 06-IQ11, Class A4,
5.773s, 2042	1,799,000	1,803,456
FRB Ser. 07-IQ14, Class AM,
5.691s, 2049	709,000	704,980
Ser. 05-HQ6, Class A4A,
4.989s, 2042	1,708,000	1,663,193
Ser. 04-HQ4, Class A7, 4.97s, 2040	882,000	873,224
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	256,000	255,950
Ser. 04-RR, Class F5, 6s, 2039	790,000	576,700
Ser. 04-RR, Class F6, 6s, 2039	820,000	533,000
Ser. 05-HQ6, Class X1, IO,
0.099s, 2042	30,979,356	289,471
Ser. 05-HQ5, Class X1, IO,
0.093s, 2042	9,145,066	66,485
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.342s, 2035	1,972,838	1,958,041
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.095s, 2030	470,000	475,769
Nomura Asset Acceptance Corp.
Ser. 04-R3, Class PT, 7.711s, 2035	205,018	214,592
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	184,801	203,595
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5.546s, 2042
(United Kingdom)	1,147,000	1,137,540
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	1,699,000	1,720,153
Ser. 00-C1, Class J, 6 5/8s, 2010	206,000	186,854
Ser. 00-C2, Class J, 6.22s, 2033	439,000	437,275

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

	Principal amount	Value

Residential Asset Securitization Trust
IFB Ser. 07-A3, Class 2A2, IO,
1.825s, 2037	$5,312,488	$364,563
IFB Ser. 06-A7CB, Class 1A6, IO,
0.685s, 2036	512,583	12,662
Residential Funding Mortgage
Securities I Ser. 04-S5,
Class 2A1, 4 1/2s, 2019	1,365,571	1,328,215
Saco I Trust FRB Ser. 05-10,
Class 1A1, 5 1/8s, 2033	560,429	476,365
Salomon Brothers Mortgage
Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 0.757s, 2036	9,756,747	460,902
SBA CMBS Trust 144A Ser. 05-1A,
Class D, 6.219s, 2035	215,000	210,412
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018
(Cayman Islands)	336,000	297,045
Ser. 03-1A, Class M, 5s, 2018
(Cayman Islands)	228,000	194,103
Ser. 04-1A, Class L, 5s, 2018
(Cayman Islands)	150,000	135,744
Structured Adjustable Rate Mortgage
Loan Trust
Ser. 04-8, Class 1A3, 7.186s, 2034	11,919	12,220
FRB Ser. 07-8, Class 1A2,
6 1/4s, 2037	4,297,662	4,344,936
FRB Ser. 05-18, Class 6A1,
5.249s, 2035	872,559	862,778
Ser. 05-9, Class AX, IO,
1.303s, 2035	9,349,496	219,133
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 5.215s, 2034	404,424	392,354
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
1.385s, 2037	23,398,557	1,338,814
Ser. 07-4, Class 1A4, IO, 1s, 2037	23,398,557	616,018
Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO,
1.016s, 2037	5,137,879	193,712
Ser. 06-RF4, Class 1A, IO,
0.356s, 2036	2,751,960	113,996
Wachovia Bank Commercial
Mortgage Trust
Ser. 04-C15, Class A4, 4.803s, 2041	1,317,000	1,281,279
Ser. 06-C28, Class XC, IO,
0.381s, 2048	9,335,880	226,395
Ser. 06-C29, IO, 0.374s, 2048	39,943,859	1,042,135
Ser. 07-C34, IO, 0.36s, 2046	9,431,354	241,160
Wachovia Bank Commercial
Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L,
8.328s, 2018	313,000	297,350
Ser. 03-C3, Class IOI, IO,
0.483s, 2035	6,829,894	199,022

240

Putnam VT Income Fund

COLLATERALIZED MORTGAGE OBLIGATIONS (52.6%)* continued

Principal amount		Value

Wachovia Bank Commercial
Mortgage Trust 144A
Ser. 07-C31, IO, 0.261s, 2047	$36,781,119	$659,485
Ser. 06-C27, Class XC, IO,
0.063s, 2045	18,403,286	202,436
Ser. 06-C23, Class XC, IO,
0.053s, 2045	39,045,575	227,245
Ser. 06-C26, Class XC, IO,
0.041s, 2045	14,684,853	52,572
WAMU Commercial Mortgage
Securities Trust 144A
Ser. 07-SL2, Class X, IO, 0.854s, 2049	6,066,416	245,569
WAMU Mortgage Pass-Through
Certificates FRB Ser. 04-AR1,
Class A, 4.229s, 2034	165,747	163,064
Washington Mutual 144A
Ser. 06-SL1, Class X, IO, 0.938s, 2043	3,152,848	143,770
Washington Mutual Asset
Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	73,000	54,131
Washington Mutual Mortgage
Pass-Through Certificates
Ser. 07-2, Class CX, IO, 7s, 2037	379,733	63,622
Washington Mutual Multi-Fam.,
Mtge. 144A Ser. 01-1, Class B5,
7.19s, 2031 (Cayman Islands)	572,000	526,964
Wells Fargo Mortgage
Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.29s, 2036	1,090,272	1,074,599
Ser. 05-AR2, Class 2A1, 4.544s, 2035	561,555	550,587
Ser. 05-AR9, Class 1A2, 4.38s, 2035	562,347	556,224
Ser. 04-R, Class 2A1, 4.36s, 2034	560,461	548,935
Ser. 05-AR12, Class 2A5, 4.323s, 2035	8,480,000	8,310,612
Ser. 05-AR10, Class 2A18, IO,
0.61s, 2035	18,344,000	126,187

Total collateralized mortgage obligations
(cost $332,489,654)		$350,101,500

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (48.3%)*

Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (2.9%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
September 20, 2032 to
November 20, 2037	$18,544,036	$19,164,474

U.S. Government Agency Mortgage Obligations (45.4%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, with due dates from
October 1, 2029 to November 1, 2029	245,656	265,598
6s, September 1, 2021	63,777	65,202
5 1/2s, October 1, 2036	658,389	656,872
5 1/2s, May 1, 2016	422,010	431,622

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (48.3%)* continued

Principal amount		Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage Association
Pass-Through Certificates
9s, January 1, 2027	$80,600	$89,582
7 1/2s, with due dates from
June 1, 2032 to April 1, 2033	230,534	243,131
7s, with due dates from
April 1, 2032 to April 1, 2033	1,056,515	1,105,112
7s, with due dates from
November 1, 2010 to November 1, 2014	145,357	151,013
6 1/2s, with due dates from
November 1, 2034 to December 1, 2037	2,464,125	2,533,361
6 1/2s, TBA, January 1, 2038	27,000,000	27,746,717
6s, with due dates from November 1,
2035 to September 1, 2037	14,857,300	15,092,363
6s, with due dates from
June 1, 2009 to September 1, 2021	1,931,166	1,963,083
5 1/2s, with due dates from
November 1, 2036 to
December 1, 2037	9,176,659	9,163,395
5 1/2s, with due dates from
March 1, 2009 to October 1, 2022	20,903,664	21,175,601
5 1/2s, TBA, January 1, 2038	197,700,000	197,391,094
5s, with due dates from
January 1, 2036 to May 1, 2036	23,085,787	22,529,403
5s, October 1, 2020	569,215	570,616
4 1/2s, with due dates from
March 1, 2034 to November 1, 2035	780,001	739,457
		301,913,222

Total U.S. government and agency mortgage obligations
(cost $316,284,810)		$321,077,696

CORPORATE BONDS AND NOTES (19.8%)*

Principal amount		Value

Basic Materials (0.5%)
Dow Chemical Co. (The) Pass
Through Trust 144A company
guaranty 4.027s, 2009	$695,000	$694,374
E.I. du Pont de Nemours & Co.
sr. unsec. 5s, 2013	230,000	231,824
Georgia-Pacific Corp.
debs. 9 1/2s, 2011	228,000	239,400
Georgia-Pacific Corp.
notes 8 1/8s, 2011	260,000	263,900
Lubrizol Corp. (The)
sr. notes 5 1/2s, 2014	190,000	188,636
Nucor Corp. sr. unsec. 5s, 2012	215,000	215,269
Potash Corp. of Saskatchewan
notes 5 7/8s, 2036 (Canada)	325,000	300,020
Steel Dynamics, Inc. 144A
sr. notes 7 3/8s, 2012	285,000	286,425
Steel Dynamics, Inc. 144A
sr. notes 6 3/4s, 2015	435,000	419,775

241

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (19.8%)* continued

Principal amount		Value

Basic Materials continued
Westvaco Corp. unsec.
notes 7 1/2s, 2027	$70,000	$76,797
Xstrata Finance Canada, Ltd. 144A
company guaranty 5.8s, 2016 (Canada)	305,000	299,106
		3,215,526

Capital Goods (0.3%)
Caterpillar Financial Services Corp.
sr. unsec. 4.85s, 2012	335,000	335,579
Caterpillar Financial
Services Corp. sr. unsec.
notes Ser. MTN, 5.85s, 2017	610,000	627,444
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	240,000	236,400
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	185,000	178,525
Legrand SA debs. 8 1/2s, 2025 (France)	355,000	412,989
United Technologies Corp.
sr. unsec. notes 5 3/8s, 2017	530,000	537,652
		2,328,589

Communication Services (2.1%)
American Tower Corp. 144A
sr. notes 7s, 2017	505,000	507,525
Ameritech Capital Funding company
guaranty 6 1/4s, 2009	325,000	333,811
AT&T Wireless Services, Inc.
sr. notes 8 3/4s, 2031	494,000	640,216
AT&T, Inc. sr. unsec. 6.3s, 2038	1,500,000	1,531,357
AT&T, Inc. sr. unsec. 4.95s, 2013	465,000	468,078
Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	480,000	559,188
British Telecommunications PLC
sr. unsec. 5.15s, 2013 (United Kingdom)	765,000	761,864
France Telecom notes 8 1/2s, 2031 (France)	85,000	110,216
Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	245,000	241,355
Nextel Communications, Inc.
sr. notes Ser. F, 5.95s, 2014	1,080,000	1,015,167
Rogers Wireless, Inc. sec.
notes 6 3/8s, 2014 (Canada)	410,000	422,365
Southwestern Bell Telephone
debs. 7s, 2027	425,000	435,993
Sprint Capital Corp. company
guaranty 6.9s, 2019	465,000	461,915
Sprint Capital Corp. company
guaranty 6 7/8s, 2028	630,000	597,469
Telecom Italia Capital SA company
guaranty 7.2s, 2036 (Luxembourg)	140,000	152,205
Telecom Italia Capital SA company
guaranty 5 1/4s, 2015
(Luxembourg)	425,000	414,056
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	145,000	143,308

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Communication Services continued
Telecom Italia Capital SA company
guaranty 4s, 2010 (Luxembourg)	$70,000	$68,614
Telefonica Emisones SAU company
guaranty 7.045s, 2036 (Spain)	295,000	332,196
Telefonica Emisones SAU company
guaranty 6.421s, 2016 (Spain)	115,000	121,080
Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	140,000	145,459
Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Netherlands)	240,000	296,344
Telus Corp. notes 8s, 2011 (Canada)	435,000	471,309
Verizon Communications, Inc.
sr. unsec 5.55s, 2016	590,000	596,332
Verizon Communications, Inc.
sr. unsec. bonds 5 1/2s, 2017	435,000	437,024
Verizon New England, Inc.
sr. notes 6 1/2s, 2011	975,000	1,023,755
Verizon New Jersey, Inc. debs. 8s, 2022	40,000	45,913
Verizon Pennsylvania, Inc.
debs. 8.35s, 2030	405,000	484,782
Verizon Virginia, Inc.
debs. Ser. A, 4 5/8s, 2013	255,000	245,595
Vodafone Group PLC unsec.
notes 6.15s, 2037
(United Kingdom)	625,000	620,044
		13,684,535

Conglomerates (0.2%)
General Electric Co. sr. unsec.
5 1/4s, 2017	305,000	304,349
Siemens Financieringsmaatschappij
144A notes 5 3/4s, 2016 (Netherlands)	285,000	290,601
Textron, Inc. sr. unsec. 5.6s, 2017	570,000	567,971
		1,162,921

Consumer Cyclicals (1.0%)
D.R. Horton, Inc.
sr. notes 7 7/8s, 2011	245,000	236,997
D.R. Horton, Inc.
sr. notes 5 7/8s, 2013	285,000	246,744
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009	695,000	716,671
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013	175,000	181,507
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	720,000	730,692
Ford Motor Credit Co., LLC
notes 6 3/8s, 2008	425,000	418,492
Harley-Davidson Funding Corp.
company guaranty 5 1/4s, 2012	505,000	500,676
JC Penney Co., Inc. debs. 7.65s, 2016	40,000	42,641
JC Penney Co., Inc. notes 6 7/8s, 2015	380,000	390,534
JC Penney Co., Inc.
sr. notes 6 3/8s, 2036	223,000	199,276

242

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Marriott International, Inc.
notes 6 3/8s, 2017	$376,000	$383,688
Marriott International, Inc.
sr. unsec. Ser. J, 5 5/8s, 2013	60,000	59,832
Office Depot, Inc. notes 6 1/4s, 2013	232,000	242,195
Omnicom Group, Inc.
sr. notes 5.9s, 2016	275,000	278,925
Starwood Hotels & Resorts Worldwide,
Inc. sr. unsec 6 1/4s, 2013	590,000	590,358
Target Corp. bonds 6 1/2s, 2037 (S)	690,000	693,520
VF Corp. sr. unsec. 5.95s, 2017	295,000	295,030
Vulcan Materials Co.
sr. unsub. 5.6s, 2012	355,000	356,993
		6,564,771

Consumer Staples (2.5%)
Campbell Soup Co. debs. 8 7/8s, 2021	345,000	456,642
ConAgra Foods, Inc. unsec.
notes 7 7/8s, 2010	1,115,000	1,196,787
Cox Communications, Inc.
notes 7 1/8s, 2012	300,000	319,941
Cox Communications, Inc. 144A
notes 5 7/8s, 2016	455,000	451,504
Cox Enterprises, Inc. 144A
notes 7 7/8s, 2010	495,000	531,309
CVS Caremark, Corp. sr. unsec. FRN
6.302s, 2037	790,000	763,568
CVS Caremark, Corp. 144A
pass-through certificates 6.117s, 2013	720,735	730,040
Delhaize Group sr. unsub. 6 1/2s,
2017 (Belgium)	230,000	235,296
Diageo Capital PLC company
guaranty 5 3/4s, 2017
(United Kingdom)	630,000	633,578
Diageo Capital PLC company
guaranty 5.2s, 2013
(United Kingdom)	270,000	271,233
Estee Lauder Cos., Inc. (The)
sr. unsec. 6s, 2037	420,000	413,692
Estee Lauder Cos., Inc. (The)
sr. unsec. 5.55s, 2017	115,000	115,575
General Mills, Inc.
sr. unsub. 5.65s, 2012	595,000	604,709
Kellogg Co. sr. unsub. 5 1/8s, 2012	65,000	65,661
Kroger Co. company
guaranty 6 3/4s, 2012	20,000	21,229
Kroger Co. company guaranty 6.4s, 2017	505,000	528,186
McDonald’s Corp. sr. unsec. 6.3s, 2037	345,000	357,778
McDonald’s Corp. sr. unsec. 5.8s, 2017	175,000	181,237
News America Holdings, Inc.
company guaranty 7 3/4s, 2024	420,000	472,379
News America Holdings, Inc.
debs. 7 3/4s, 2045	875,000	948,993

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Consumer Staples continued
PepsiCo, Inc. sr. unsec. 4.65s, 2013	$340,000	$343,818
TCI Communications, Inc. company
guaranty 7 7/8s, 2026	960,000	1,084,851
TCI Communications, Inc.
debs. 9.8s, 2012	670,000	773,881
TCI Communications, Inc.
debs. 7 7/8s, 2013	530,000	580,828
Tesco PLC 144A notes 6.15s, 2037
(United Kingdom)	685,000	669,203
Time Warner Cable, Inc. company
guaranty 6.55s, 2037	290,000	296,002
Time Warner Cable, Inc. company
guaranty 5.85s, 2017	170,000	170,420
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023	5,000	5,889
Time Warner, Inc. debs. 9.15s, 2023	325,000	397,625
Time Warner, Inc. debs. 9 1/8s, 2013	885,000	1,005,429
Viacom, Inc. sr. notes 5 3/4s, 2011	250,000	253,145
Walt Disney Co. (The) sr. unsec.
4.7s, 2012	860,000	859,972
Yum! Brands, Inc. sr. unsec.
6 7/8s, 2037	315,000	313,540
Yum! Brands, Inc. sr. unsec.
6 1/4s, 2018	265,000	268,375
		16,322,315

Energy (0.9%)
Anadarko Petroleum Corp.
sr. notes 6.45s, 2036	265,000	271,452
Anadarko Petroleum Corp.
sr. notes 5.95s, 2016	148,000	150,124
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	420,000	433,650
Enterprise Products Operating LP
company guaranty FRB 7.034s, 2068	75,000	67,983
Enterprise Products Operating LP
company guaranty FRB 8 3/8s, 2066	745,000	762,762
EOG Resources, Inc. sr. unsec
5 7/8s, 2017	260,000	266,560
Forest Oil Corp. sr. notes 8s, 2011	250,000	260,000
Hess Corp. bonds 7 7/8s, 2029	500,000	591,808
Motiva Enterprises, LLC 144A
sr. notes 5.2s, 2012	90,000	93,141
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016	280,000	273,350
Nexen, Inc. bonds 6.4s, 2037 (Canada)	240,000	239,597
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	325,000	305,500
Premcor Refining Group, Inc.
sr. notes 7 1/2s, 2015	600,000	621,402
Sunoco, Inc. notes 4 7/8s, 2014	260,000	251,537
Tesoro Corp. company
guaranty 6 1/2s, 2017	415,000	410,850

243

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (19.8%)* continued

Principal amount		Value

Energy continued
Valero Energy Corp. sr. unsec.
notes 7 1/2s, 2032	$305,000	$335,192
Weatherford International, Inc.
144A company guaranty 6.8s, 2037	95,000	98,841
Weatherford International, Inc.
144A company guaranty 6.35s, 2017	115,000	118,870
Weatherford International, Ltd.
company guaranty 6 1/2s, 2036	350,000	349,525
Weatherford International, Ltd.
sr. notes 5 1/2s, 2016	195,000	192,109
		6,094,253

Financial (7.6%)
AGFC Capital Trust I company
guaranty 6s, 2067	270,000	246,462
American Express Bank FSB
notes Ser. BKN1, 5.55s, 2012	990,000	1,007,384
American Express Co. sr. unsec.
notes 6.15s, 2017	520,000	533,662
American International Group, Inc.
jr. sub. bond 6 1/4s, 2037	845,000	755,469
Ameriprise Financial, Inc. jr.
sub. FRN 7.518s, 2066	725,000	721,989
Amvescap PLC company
guaranty 5 5/8s, 2012 (Bermuda)	215,000	208,443
Bank of New York Mellon Corp./The
sr. unsec. 4.95s, 2012	245,000	244,997
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom) (S)	460,000	390,333
Bear Stearns Cos., Inc. (The)
notes Ser. MTN, 6.95s, 2012	700,000	719,740
Bear Stearns Cos., Inc. (The)
sr. notes 6.4s, 2017 (S)	640,000	619,390
Block Financial Corp.
notes 5 1/8s, 2014	335,000	287,081
Bosphorus Financial Services, Ltd.
144A sec. sr. notes FRN 6.669s,
2012 (Cayman Islands)	905,000	896,158
Brandywine Operating Partnership
LP sr. unsec. 5.7s, 2017 (R)	345,000	319,593
Camden Property Trust notes 5.7s,
2017 (R)	320,000	297,346
Capital One Capital III company
guaranty 7.686s, 2036	720,000	585,477
Chubb Corp. (The) sr. notes 6s, 2037	270,000	256,942
CIT Group, Inc. jr. sub. FRN 6.1s, 2067 (S)	1,360,000	987,495
CIT Group, Inc. sr. notes 5.4s, 2013	60,000	54,511
CIT Group, Inc. sr. notes 5s, 2014	645,000	567,822
Citigroup, Inc. sub. notes 5s, 2014	1,610,000	1,534,079
CNA Financial Corp. unsec.
notes 6 1/2s, 2016	305,000	311,291
CNA Financial Corp. unsec.
notes 6s, 2011	305,000	312,560

CORPORATE BONDS AND NOTES (19.8%)* continued

Principal amount		Value

Financial continued
Colonial Properties Trust
notes 6 1/4s, 2014 (R)	$300,000	$294,610
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027	495,000	299,475
Credit Suisse Guernsey Ltd. jr.
sub. FRN 5.86s, 2049 (Guernsey)	576,000	515,634
Deutsche Bank Capital Funding
Trust VII 144A FRB 5.628s, 2049	495,000	450,007
Developers Diversified
Realty Corp. unsec. notes 5 3/8s, 2012 (R)	160,000	155,553
Dresdner Funding Trust I 144A
bonds 8.151s, 2031	575,000	586,459
Duke Realty LP sr. unsec 6 1/2s, 2018	185,000	186,049
Equity One, Inc. notes 5 3/8s, 2015 (R)	290,000	274,596
Erac USA Finance Co. 144A company
guaranty 6 3/8s, 2017 (R)	450,000	434,751
ERP Operating LP notes 5 3/4s, 2017	340,000	323,767
Fleet Capital Trust V bank
guaranty FRN 5.966s, 2028	470,000	457,858
Fund American Cos., Inc.
notes 5 7/8s, 2013	650,000	663,323
GATX Financial Corp. notes 5.8s, 2016	235,000	220,632
General Electric Capital Corp.
sr. unsec 5 5/8s, 2017	1,425,000	1,462,016
General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	565,000	583,352
GMAC LLC bonds 8s, 2031	380,000	318,773
GMAC LLC notes 7s, 2012	380,000	321,305
GMAC LLC unsub. notes FRN
6.119s, 2009	1,110,000	1,033,837
Goldman Sachs Group, Inc (The)
sub. notes 6 3/4s, 2037	1,215,000	1,203,257
Goldman Sachs Group, Inc. (The)
sr. notes 5.45s, 2012	655,000	673,709
HCP, Inc. sr. unsec. Ser. MTN,
6.7s, 2018 (R)	410,000	401,891
Health Care REIT, Inc.
sr. notes 6s, 2013 (R)	160,000	157,296
Highwood Properties, Inc.
sr. unsec. bonds 5.85s, 2017 (R)	410,000	385,768
Hospitality Properties Trust
notes 6 3/4s, 2013 (R)	325,000	334,486
Hospitality Properties Trust
sr. unsec. 6.7s, 2018 (R)	220,000	217,273
HRPT Properties Trust
bonds 5 3/4s, 2014 (R)	220,000	210,734
HRPT Properties Trust
notes 6 1/4s, 2016 (R)	245,000	232,899
HSBC Finance Capital Trust IX FRN
5.911s, 2035	1,400,000	1,295,392
HSBC Holdings PLC
sub. notes 6 1/2s, 2037
(United Kingdom) (S)	1,360,000	1,318,151

244

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Financial continued
ILFC E-Capital Trust II 144A FRB
6 1/4s, 2065	$1,060,000	$985,379
iStar Financial, Inc. sr. unsec.
notes 5 7/8s, 2016 (R)	705,000	575,508
JPMorgan Chase & Co. sr. notes 6s, 2018	320,000	325,563
JPMorgan Chase Bank NA
sub. notes 6s, 2017	405,000	411,894
JPMorgan Chase Capital XVIII
bonds Ser. R, 6.95s, 2036	337,000	320,100
JPMorgan Chase Capital XXV
bonds 6.8s, 2037	365,000	350,937
Kimco Realty Corp.
sr. sub. notes 5.7s, 2017 (R)	240,000	224,002
Lehman Brothers Holdings, Inc.
sr. unsec. notes Ser. I, 6.2s, 2014	675,000	687,466
Lehman Brothers Holdings, Inc.
sub. notes 6 3/4s, 2017	1,335,000	1,375,983
Lehman Brothers Holdings, Inc.
sub. notes 5 3/4s, 2017	65,000	62,442
Liberty Mutual Insurance 144A
notes 7.697s, 2097	900,000	843,633
Lincoln National Corp. FRB 7s, 2066	320,000	321,287
Lincoln National Corp. sr. unsec.
6.3s, 2037	190,000	182,226
Loews Corp. notes 5 1/4s, 2016	210,000	209,568
MetLife Capital Trust IV jr.
sub. debs. 7 7/8s, 2067	2,500,000	2,547,185
Nationwide Financial
Services, Inc. notes 5 5/8s, 2015	235,000	241,016
Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 (R)	270,000	281,964
Nationwide Health Properties, Inc.
unsec. notes 6 1/4s, 2013 (R)	445,000	459,651
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031	205,000	257,925
NB Capital Trust IV company
guaranty 8 1/4s, 2027	2,110,000	2,191,235
Nuveen Investments, Inc.
sr. notes 5 1/2s, 2015	205,000	141,450
OneAmerica Financial
Partners, Inc. 144A bonds 7s, 2033	515,000	542,930
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	395,000	370,763
Prudential Financial, Inc.
notes Ser. MTN, 6s, 2017	340,000	339,563
Prudential Holdings LLC 144A
bonds 8.695s, 2023	650,000	802,185
RBS Capital Trust IV company
guaranty FRN 5.63s, 2049	600,000	578,869
Regency Centers LP sr. unsec.
5 7/8s, 2017	265,000	256,080
Rouse Co LP/TRC Co-Issuer Inc.
144A sr. notes 6 3/4s, 2013 (R)	285,000	264,748
Rouse Co. (The) notes 7.2s, 2012 (R)	270,000	258,614

CORPORATE BONDS AND NOTES (19.8%)* continued

Principal amount		Value

Financial continued
Royal Bank of Scotland Group PLC
FRB 7.648s, 2049 (United Kingdom)	$110,000	$114,125
Royal Bank of Scotland Group PLC
jr. sub. notes FRN Ser. MTN,
7.64s, 2049 (United Kingdom)	300,000	306,048
Simon Property Group LP
unsub. bonds 5 3/4s, 2015 (R)	153,000	148,602
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	525,000	481,529
Sovereign Bancorp, Inc.
sr. notes 4.8s, 2010	295,000	293,899
Swiss Re Capital I LP 144A FRN
6.854s, 2049 (United Kingdom)	355,000	361,012
Travelers Cos., Inc. (The)
sr. unsec. notes 6 1/4s, 2037	295,000	287,809
UBS AG/Jersey Branch FRN 7.926s,
2008 (Jersey)	1,485,000	1,507,275
Unitrin, Inc. sr. notes 6s, 2017	300,000	286,895
Wachovia Bank NA
sub. notes Ser. BKNT, 6s, 2017 (S)	930,000	936,214
Washington Mutual Bank/Henderson
NV sub. notes Ser. BKNT, 5.95s, 2013	425,000	377,787
Westfield Group sr. notes 5.7s,
2016 (Australia)	365,000	349,135
Westpac Capital Trust III 144A
sub. notes FRN 5.819s, 2049 (Australia)	645,000	615,266
Willis Group North America, Inc.
company guaranty 6.2s, 2017	245,000	244,461
ZFS Finance USA Trust I 144A
bonds FRB 6 1/2s, 2037	865,000	805,496
		50,396,796

Health Care (0.7%)
Aetna, Inc. sr. unsec. 6 3/4s, 2037	2,050,000	2,044,869
AstraZeneca PLC sr. unsub. 5.9s,
2017 (United Kingdom)	730,000	766,540
Bayer Corp. 144A FRB 6.2s, 2008	430,000	430,417
Covidien International Finance SA
144A company guaranty 6.55s, 2037
(Luxembourg)	205,000	211,402
Covidien International Finance SA
144A company guaranty 6s, 2017
(Luxembourg)	235,000	240,447
Hospira, Inc. sr. notes 6.05s, 2017	230,000	231,105
Hospira, Inc. sr. notes 5.55s, 2012	320,000	325,400
UnitedHealth Group, Inc. 144A
bonds 5 1/2s, 2012	305,000	309,524
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	190,000	188,100
		4,747,804

Technology (0.5%)
Arrow Electronics, Inc.
debs. 7 1/2s, 2027	315,000	344,377
Avnet, Inc. notes 6s, 2015	310,000	309,457

245

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Technology continued
Fiserv, Inc. company
guaranty 6.8s, 2017	$305,000	$312,009
Fiserv, Inc. company
guaranty 6 1/8s, 2012	305,000	310,429
IBM Corp. sr. unsec 5.7s, 2017	740,000	768,026
Motorola, Inc. sr. unsec. 6 5/8s, 2037	470,000	454,723
Motorola, Inc. sr. unsec. 6s, 2017	215,000	211,315
Tyco Electronics Group S company
guaranty 6s, 2012 (Luxembourg)	465,000	483,767
Xerox Corp. sr. notes 6.4s, 2016	445,000	455,361
		3,649,464

Transportation (0.5%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	40,000	38,550
American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	215,000	225,683
Continental Airlines, Inc. pass-through
certificates Ser. 98-3, 6.32s, 2008	1,205,000	1,198,975
Delta Air Lines, Inc. 144A
collateralized 6.821s, 2022	375,000	356,250
Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	628,463	637,890
Southwest Airlines Co. pass-through
certificates 6.15s, 2022	350,000	356,927
Union Pacific Corp.
sr. unsub. 5 3/4s, 2017	205,000	204,222
Union Pacific Corp. 144A
pass-through certificates 5.214s, 2014	295,000	298,216
United AirLines, Inc. pass-through
certificates 6.636s, 2022	290,000	283,838
		3,600,551

Utilities & Power (3.0%)
AEP Texas North Co.
sr. notes Ser. B, 5 1/2s, 2013	330,000	326,566
American Water Capital Corp. 144A
bonds 6.593s, 2037	185,000	181,040
American Water Capital Corp. 144A
bonds 6.085s, 2017	205,000	204,310
Appalachian Power Co.
sr. notes 5.8s, 2035	255,000	230,297
Arizona Public Services Co.
notes 6 1/2s, 2012	435,000	452,586
Atmos Energy Corp.
sr. unsub. 6.35s, 2017	370,000	375,650
Beaver Valley II Funding debs. 9s, 2017	593,000	668,026
Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	680,000	698,291
Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	950,000	977,608
CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	515,000	552,279
CenterPoint Energy Resources Corp.
sr. unsec. 6 1/8s, 2017	140,000	139,863

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Utilities & Power continued
CMS Energy Corp.
unsub. notes 6.55s, 2017	$20,000	$19,300
Commonwealth Edison Co. 1st mtge.
6.15s, 2017	105,000	107,790
Commonwealth Edison Co. 1st mtge.
5.9s, 2036	470,000	440,489
Dayton Power & Light Co. (The) 1st
mtge. 5 1/8s, 2013	350,000	348,100
Dominion Resources, Inc. jr.
sub. notes FRN 6.3s, 2066	1,375,000	1,337,094
El Paso Natural Gas Co. sr. unsec.
5.95s, 2017	50,000	49,351
Entergy Gulf States, Inc. 1st
mtge. 5 1/4s, 2015	410,000	388,039
Florida Power Corp. 1st mtge.
6.35s, 2037	415,000	437,243
Indianapolis Power & Light 144A
1st mtge. 6.3s, 2013	230,000	240,678
Indiantown Cogeneration LP 1st
mtge. Ser. A-10, 9.77s, 2020	320,000	357,104
Ipalco Enterprises, Inc. sec.
notes 8 3/8s, 2008	100,000	101,500
ITC Holdings Corp. 144A
notes 5 7/8s, 2016	450,000	451,202
Kansas Gas & Electric
bonds 5.647s, 2021	147,472	148,103
Kinder Morgan, Inc. notes 6s, 2017	230,000	230,200
Kinder Morgan, Inc.
sr. notes 6 1/2s, 2012	285,000	282,150
MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	890,000	887,880
MidAmerican Energy Holdings Co.
sr. unsec. 6 1/2s, 2037	215,000	224,521
National Fuel Gas Co.
notes 5 1/4s, 2013	270,000	267,779
Nevada Power Co. general ref.
mtge. Ser. L, 5 7/8s, 2015	185,000	183,852
Northwestern Corp. sec.
notes 5 7/8s, 2014	450,000	443,534
Oncor Electric Delivery Co.
debs. 7s, 2022	245,000	253,806
Oncor Electric Delivery Co. sec.
notes 7 1/4s, 2033	375,000	399,287
Pacific Gas & Electric Co.
sr. unsub. 5.8s, 2037	320,000	306,321
PacifiCorp Sinking Fund 1st mtge.
6 1/4s, 2037	205,000	211,701
Potomac Edison Co. 144A 1st mtge.
5.8s, 2016	450,000	469,231
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	398,033	415,547
PPL Energy Supply LLC
bonds Ser. A, 5.7s, 2015	265,000	257,940
Public Service Co. of Colorado
sr. notes Ser. A, 6 7/8s, 2009	390,000	401,420

246

Putnam VT Income Fund

CORPORATE BONDS AND NOTES (19.8%)* continued

	Principal amount	Value

Utilities & Power continued
Public Service Co. of New Mexico
sr. notes 4.4s, 2008	$270,000	$268,202
Puget Sound Energy, Inc. jr.
sub. FRN Ser. A, 6.974s, 2067	480,000	440,797
Sierra Pacific Power Co. general
ref. mtge. Ser. P, 6 3/4s, 2037	735,000	759,765
Southern California Edison Co. 1st
mtge. Ser. 06-E, 5.55s, 2037	410,000	386,805
Southern California Edison Co.
notes 6.65s, 2029	515,000	544,484
Southern Natural Gas. Co. 144A
notes 5.9s, 2017	185,000	183,210
Spectra Energy Capital, LLC
sr. notes 8s, 2019	325,000	372,163
Teco Finance, Inc.
unsub. notes 7.2s, 2011	465,000	497,419
TEPPCO Partners LP company
guaranty FRB 7s, 2067	240,000	218,466
TransAlta Corp. notes 5 3/4s, 2013
(Canada)	275,000	280,335
TransCanada Pipelines, Ltd. jr.
sub. FRN 6.35s, 2067 (Canada)	210,000	196,829
TransCanada Pipelines, Ltd.
sr. unsec. 6.2s, 2037 (Canada)	360,000	357,442
West Penn Power Co. 1st mtge.
5.95s, 2017	395,000	392,446
Westar Energy, Inc. 1st mtge.
5.15s, 2017	45,000	43,173
Westar Energy, Inc. 1st mtge.
5.1s, 2020	330,000	308,672
		19,717,886

Total corporate bonds and notes (cost $133,519,696)		$131,485,411

ASSET-BACKED SECURITIES (12.0%)*

	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2,
5.555s, 2035	$141,000	$114,210
FRB Ser. 05-4, Class A2C,
5.075s, 2035	93,000	87,704
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C,
5.015s, 2036	307,000	257,607
FRB Ser. 06-HE3, Class A2C,
5.015s, 2036	418,000	362,127
Advanta Business Card Master Trust
FRB Ser. 04-C1, Class C, 5.999s, 2013	373,000	355,749
Aegis Asset Backed
Securities Trust 144A
Ser. 04-5N, Class Note, 5s, 2034	31,178	29,229
Ser. 04-6N, Class Note, 4 3/4s, 2035	26,758	25,206
AFC Home Equity Loan Trust
Ser. 99-2, Class 1A, 5.275s, 2029	1,220,787	1,224,428

ASSET-BACKED SECURITIES (12.0%)* continued

	Principal amount	Value

American Express Credit Account
Master Trust 144A Ser. 04-C,
Class C, 5.152s, 2012	$1,178,220	$1,163,124
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10,
7.365s, 2036	388,000	89,240
FRB Ser. 03-8, Class M2,
6.615s, 2033	219,270	40,565
AMP CMBS 144A FRB Ser. 06-1A,
Class A, 5.741s, 2047
(Cayman Islands)	790,000	513,500
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038 (R)	622,000	598,189
Ser. 04-1A, Class E, 6.42s, 2039 (R)	495,418	441,451
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3,
7.059s, 2033	24,083	4,335
FRB Ser. 06-W4, Class A2C,
5.025s, 2036	743,000	620,405
Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2,
5.865s, 2033	223,000	173,940
FRB Ser. 05-WMC1, Class M1,
5.305s, 2035	177,000	153,105
Asset Backed Funding Corp. NIM
Trust 144A FRB Ser. 05-OPT1,
Class B1, 7.365s, 2035	176,000	62,392
Asset Backed Securities Corp. Home
Equity Loan Trust
FRB Ser. 06-HE2, Class A3,
5.055s, 2036	206,000	188,610
FRB Ser. 06-HE4, Class A5,
5.025s, 2036	551,000	457,330
FRB Ser. 06-HE7, Class A4,
5.005s, 2036	217,000	183,118
Aviation Capital Group Trust 144A
FRB Ser. 03-2A, Class G1, 5.649s, 2033	434,896	421,849
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4, 6.058s, 2011	470,000	466,771
Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	173,000	166,955
Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 5.355s, 2039	2,465,539	2,355,662
FRB Ser. 04-D, Class A, 5.245s, 2044	594,204	516,957
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M,
6.215s, 2038	407,208	386,848
FRB Ser. 03-SSRA, Class A,
5.565s, 2038	403,906	389,527
FRB Ser. 04-SSRA, Class A1,
5.465s, 2039	347,598	337,170

247

Putnam VT Income Fund

ASSET-BACKED SECURITIES (12.0%)* continued

Principal amount		Value

Bear Stearns Asset Backed
Securities, Inc.
FRB Ser. 06-EC1, Class M9,
6.865s, 2035	$301,000	$34,427
FRB Ser. 06-PC1, Class M9,
6.615s, 2035	178,000	27,479
FRB Ser. 05-HE1, Class M3,
5.795s, 2035	198,000	150,480
FRB Ser. 03-3, Class A2,
5.455s, 2043	902,306	878,057
FRB Ser. 05-3, Class A1,
5.315s, 2035	224,929	218,884
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 7.115s, 2036	106,000	16,364
Capital Auto Receivables Asset
Trust 144A Ser. 05-1, Class D, 6 1/2s, 2011	582,000	580,613
CARMAX Auto Owner Trust Ser. 04-2,
Class D, 3.67s, 2011	44,231	43,754
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.108s, 2010	860,000	854,713
Chase Funding Net Interest Margin
144A Ser. 04-OPT1, Class Note,
4.458s, 2034	47,365	43,576
Citibank Credit Card Issuance
Trust FRB Ser. 01-C1, Class C1,
6.323s, 2010	470,000	469,121
Citigroup Mortgage Loan
Trust, Inc. FRB Ser. 05-OPT1,
Class M1, 5.285s, 2035	147,000	116,570
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	2,294,448	230,477
Ser. 00-4, Class A6, 8.31s, 2032	3,005,070	2,494,208
Ser. 00-5, Class A6, 7.96s, 2032	1,638,000	1,385,660
Ser. 01-4, Class A4, 7.36s, 2033	2,247,209	2,270,966
Ser. 00-6, Class A5, 7.27s, 2031	412,949	386,905
Ser. 01-1, Class A5, 6.99s, 2032	2,683,415	2,537,105
Ser. 01-3, Class A4, 6.91s, 2033	2,358,809	2,272,347
Ser. 02-1, Class A, 6.681s, 2033	2,262,350	2,334,830
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1,
5.385s, 2035	134,000	115,240
FRB Ser. 04-6, Class 2A5,
5.255s, 2034	338,482	321,670
FRB Ser. 05-14, Class 3A2,
5.105s, 2036	96,380	89,576
Countrywide Asset Backed NIM
Certificates 144A
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	431	86
Ser. 04-14, Class N, 5s, 2036	16,943	16,689
Credit-Based Asset Servicing and
Securitization 144A Ser. 06-MH1,
Class B1, 6 1/4s, 2036	137,000	109,600

ASSET-BACKED SECURITIES (12.0%)* continued

	Principal amount	Value

Crest, Ltd. 144A Ser. 03-2A,
Class D2, 6.723s, 2038
(Cayman Islands)	$716,000	$572,800
CS First Boston Mortgage
Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	94,722	52,097
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031	155,000	155,933
Equifirst Mortgage Loan Trust FRB
Ser. 05-1, Class M5, 5.535s, 2035	81,000	61,560
Fieldstone Mortgage
Investment Corp. FRB Ser. 05-1,
Class M3, 5.405s, 2035	286,000	258,322
Finance America NIM Trust 144A
Ser. 04-1, Class A, 5 1/4s,
2034 (In default) †	34,506	45
First Franklin Mortgage Loan Asset
Backed Certificates FRB
Ser. 06-FF7, Class 2A3, 5.015s, 2036	493,000	402,985
First Plus Home Loan Trust
Ser. 97-3, Class B1, 7.79s, 2023	126,205	122,419
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4,
5.195s, 2036	685,000	575,400
FRB Ser. 06-2, Class 2A3,
5.035s, 2036	1,287,000	1,061,775
Fremont NIM Trust 144A
Ser. 04-3, Class B, 7 1/2s,
2034 (In default) †	89,553	224
Ser. 04-3, Class A, 4 1/2s,
2034 (In default) †	2,500	13
GE Corporate Aircraft
Financing, LLC 144A
FRB Ser. 05-1A, Class C,
6.165s, 2019	513,000	439,128
Ser. 04-1A, Class B, 5.715s, 2018	41,434	40,865
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1, 8.22s, 2012	814,000	773,146
GEBL 144A
Ser. 04-2, Class D, 7.402s, 2032	271,807	190,265
Ser. 04-2, Class C, 5.502s, 2032	203,303	152,477
Granite Mortgages PLC
FRB Ser. 01-1, Class 1C, 6.58s,
2041 (United Kingdom)	653,370	653,115
FRB Ser. 02-2, Class 1C, 6.43s,
2043 (United Kingdom)	214,206	213,884
Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	6,098,174	5,488,357
Ser. 97-2, Class A7, 7.62s, 2028	137,601	147,087
Ser. 97-6, Class A9, 7.55s, 2029	293,413	294,469
Ser. 97-4, Class A7, 7.36s, 2029	226,228	225,748
Ser. 97-3, Class A5, 7.14s, 2028	181,709	188,664
Ser. 97-6, Class A8, 7.07s, 2029	110,641	115,048
Ser. 98-4, Class A7, 6.87s, 2030	125,964	128,621

248

Putnam VT Income Fund

ASSET-BACKED SECURITIES (12.0%)* continued

	Principal amount	Value

Green Tree Financial Corp.
Ser. 97-7, Class A8, 6.86s, 2029	$151,125	$148,162
Ser. 99-3, Class A6, 6 1/2s, 2031	317,973	308,434
Ser. 98-6, Class A7, 6.45s, 2030	192,311	195,595
Ser. 99-1, Class A6, 6.37s, 2025	408,000	405,960
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	1,663,147	1,547,638
Ser. 99-5, Class M1A, 8.3s, 2026	197,000	158,477
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	513,948	510,361
GSAMP Trust FRB Ser. 06-HE5,
Class A2C, 5.015s, 2036	1,916,000	1,440,997
Guggenheim Structured
Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 6.415s,
2030 (Cayman Islands)	400,000	289,920
FRB Ser. 05-1A, Class D, 6.395s,
2030 (Cayman Islands)	180,084	153,071
High Income Trust Securities 144A
FRB Ser. 03-1A, Class A, 5.398s,
2036 (Cayman Islands)	957,398	765,918
Home Equity Asset Trust FRB
Ser. 06-1, Class 2A4, 5.195s, 2036	345,000	269,858
Hyundai Auto Receivables Trust
Ser. 04-A, Class D, 4.1s, 2011	87,478	86,865
JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11,
7.115s, 2035	268,000	37,520
FRB Ser. 06-FRE1, Class A4,
5.155s, 2035	291,000	253,199
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	4,789,050	4,827,214
FRB Ser. 07-6, Class 2A1,
5.075s, 2037	3,867,171	3,715,984
IFB Ser. 07-3, Class 4B, IO,
1.825s, 2037	1,928,030	137,617
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 7.896s,
2036 (Cayman Islands)	1,280,000	1,020,000
FRB Ser. 02-1A, Class FFL, 7.646s,
2037 (Cayman Islands)	2,075,000	1,477,141
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4,
5.485s, 2035	226,000	135,600
FRB Ser. 06-4, Class 2A4,
5 1/8s, 2036	331,000	217,835
FRB Ser. 06-1, Class 2A3,
5.055s, 2036	587,000	528,300
Madison Avenue Manufactured
Housing Contract
FRB Ser. 02-A, Class B1,
8.115s, 2032	1,626,445	1,171,040
Ser. 02-A IO, 0.3s, 2032	52,466,648	543,523

ASSET-BACKED SECURITIES (12.0%)* continued

Principal amount		Value

Marriott Vacation Club
Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	$40,735	$39,986
FRB Ser. 02-1A, Class A1,
5.649s, 2024	443,412	432,026
Ser. 04-2A, Class D, 5.389s, 2026	40,877	41,166
Ser. 04-2A, Class C, 4.741s, 2026	40,508	40,877
MASTR Asset Backed Securities
Trust FRB Ser. 06-FRE2, Class A4,
5.015s, 2036	174,000	139,748
MBNA Credit Card Master Note Trust
FRB Ser. 03-C5, Class C5, 6.208s, 2010	860,000	856,454
Merrill Lynch Mortgage Investors,
Inc. 144A
Ser. 05-WM1N, Class N1, 5s, 2035	5,153	4,434
Ser. 04-WM3N, Class N1, 4 1/2s,
2035 (In default) †	19,485	4,676
Ser. 04-WM1N, Class N1, 4 1/2s,
2034 (In default) †	7,669	21
Mid-State Trust Ser. 11, Class B,
8.221s, 2038	211,684	189,591
Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5,
5.545s, 2035	141,000	77,550
FRB Ser. 05-HE1, Class M3,
5.385s, 2034	141,000	114,210
FRB Ser. 06-NC4, Class M2,
5.165s, 2036	198,000	77,220
Morgan Stanley Auto Loan Trust
144A Ser. 04-HB2, Class E, 5s, 2012	59	59
N-Star Real Estate CDO, Ltd. 144A
FRB Ser. 04-2A, Class C1, 6.855s,
2039 (Cayman Islands)	500,000	500,625
Navigator CDO, Ltd. 144A FRB
Ser. 03-1A, Class A1, 5.359s,
2015 (Cayman Islands)	222,728	218,229
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	124,146	121,348
Ser. 04-B, Class C, 3.93s, 2012	106,328	100,302
New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 6.915s, 2033	13,643	3,957
Ser. 03-5, Class AI7, 5.15s, 2033	679,621	642,144
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C,
5.025s, 2036	410,000	356,741
FRB Ser. 06-2, Class A2C,
5.015s, 2036	410,000	343,545
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	605,800	518,368
Ser. 00-D, Class A3, 6.99s, 2022	21,395	21,632
Ser. 01-D, Class A3, 5.9s, 2022	64,621	52,343
Ser. 02-C, Class A1, 5.41s, 2032	1,684,409	1,490,675

249

Putnam VT Income Fund

ASSET-BACKED SECURITIES (12.0%)* continued

	Principal amount	Value

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	$187,004	$161,366
Ser. 01-B, Class A3, 6.535s, 2023	65,925	60,073
Ocean Star PLC 144A
FRB Ser. 04, Class D, 7.179s,
2018 (Ireland)	273,000	251,160
FRB Ser. 05-A, Class D, 6.379s,
2012 (Ireland)	300,000	249,000
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.365s, 2035	93,000	23,250
Origen Manufactured Housing
Ser. 04-B, Class A2, 3.79s, 2017	87,363	86,742
Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 5.695s, 2036	92,000	64,860
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1, Class M10,
7.365s, 2034	87,641	29,798
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034 (In default) †	8,912	89
People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1,
Class 1A2, 4.995s, 2036	639,000	575,861
Permanent Financing PLC FRB
Ser. 3, Class 3C, 6.296s, 2042
(United Kingdom)	580,000	570,161
Residential Asset Mortgage
Products, Inc.
FRB Ser. 06-NC3, Class A2,
5.055s, 2036	707,000	659,163
FRB Ser. 07-RZ1, Class A2,
5.025s, 2037	640,000	550,546
Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2,
5.595s, 2035	321,000	226,305
Residential Asset
Securities Corp. 144A
FRB Ser. 05-KS10, Class B,
7.615s, 2035	371,000	37,100
Ser. 04-NT, Class Note, 4 3/4s, 2035	2,281	2,209
Ser. 04-NT, Class Note,
4 1/2s, 2034	37,676	28,257
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †	7,356	7
Ser. 03-BC2A, Class A,
7 3/4s, 2033
(Cayman Islands) (In default) †	67,781	2,033
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †	98,270	10
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands) (In default) †	3,808	76
Ser. 03-8A, Class A, 7s, 2033
(Cayman Islands) (In default) †	23,121	69

ASSET-BACKED SECURITIES (12.0%)* continued

	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 03-9A, Class A, 7s, 2033
(Cayman Islands) (In default) †	$25,734	$26
Ser. 03-6A, Class A, 7s, 2033
(Cayman Islands) (In default) †	6,120	61
Ser. 03-7A, Class A, 7s, 2033
(Cayman Islands) (In default) †	14,353	29
Securitized Asset Backed
Receivables, LLC
FRB Ser. 05-HE1, Class M2,
5.515s, 2035	141,000	72,615
FRB Ser. 07-NC2, Class A2B,
5.005s, 2037	602,000	511,700
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO,
5.075s, 2036	704,000	513,920
FRB Ser. 06-FRE1, Class A2B,
5.045s, 2036	325,000	255,943
Sharps SP I, LLC Net Interest
Margin Trust 144A Ser. 04-HE1N,
Class Note, 4.94s, 2034
(Cayman Islands) (In default) †	64,144	—
Soundview Home Equity
Loan Trust
FRB Ser. 06-OPT3, Class 2A3,
5.035s, 2036	333,000	309,898
FRB Ser. 06-3, Class A3,
5.025s, 2036	1,927,000	1,598,155
Soundview Home Equity Loan Trust
144A FRB Ser. 05-CTX1, Class B1,
7.365s, 2035	202,000	50,500
South Coast Funding 144A FRB
Ser. 3A, Class A2, 6.087s, 2038
(Cayman Islands)	235,000	51,700
Structured Asset Investment Loan
Trust FRB Ser. 06-BNC2, Class A6,
5 1/8s, 2036	331,000	213,891
Structured Asset Investment Loan
Trust 144A FRB Ser. 05-HE3,
Class M11, 7.365s, 2035	420,000	21,000
Structured Asset Receivables Trust
144A FRB Ser. 05-1, 5.87s, 2015	2,131,665	2,078,373
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	718,000	580,173
Wells Fargo Home Equity Trust FRB
Ser. 07-1, Class A3, 5.185s, 2037	146,000	93,416
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	70,902	69,936
Ser. 04-3, Class D, 4.07s, 2012	60,819	60,557
Ser. 04-4, Class D, 3.58s, 2012	30,615	30,385
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
5.984s, 2044 (United Kingdom)	488,983	391,163

Total asset-backed securities (cost $88,755,144)		$79,716,879

250

Putnam VT Income Fund

PURCHASED OPTIONS OUTSTANDING (3.8%)*

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.37%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.370	$45,696,000	$2,502,770
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	45,696,000	2,472,611
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate
of 5.355% versus
the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	45,696,000	2,472,611
Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	45,696,000	1,278,574
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate
of 5.37% versus the
three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.370	45,696,000	1,258,468

PURCHASED OPTIONS OUTSTANDING (3.8%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with JPMorgan
Chase Bank, N.A. for the
right to receive a
fixed rate of 5.34%
versus the three month
USD-LIBOR-BBA
maturing on
February 15, 2018.	Feb-08/5.340	$9,709,000	$524,092
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.34% versus
the three month
USD-LIBOR-BBA
maturing on
February 15, 2018.	Feb-08/5.340	9,709,000	8,738
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	45,696,000	1,278,574
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 4.84%
versus the three
month USD-LIBOR-BBA
maturing on
March 11, 2018.	Mar-08/4.840	4,428,000	104,545
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 4.655%
versus the three
month USD-LIBOR-BBA
maturing on
March 10, 2018.	Mar-08/4.655	3,154,000	53,555
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate
of 4.965% versus the
three month
USD-LIBOR-BBA
maturing April 29, 2013.	Apr-08/4.965	76,000,000	2,772,480

251

Putnam VT Income Fund

PURCHASED OPTIONS OUTSTANDING (3.8%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.175%
versus the three
month USD-LIBOR-BBA
maturing on
April 29, 2018.	Apr-08/5.175	$38,000,000	$1,719,120
Option on an interest
rate swap with
Goldman Sachs
International for the
right to receive a
fixed rate of 5.325%
versus the three month
USD-LIBOR-BBA
maturing April 08, 2019.	Apr-09/5.325	23,109,000	1,267,901
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.315%
versus the three
month USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.315	23,109,000	1,246,499
Option on an interest
rate swap with
Deutschbank for
the right to receive
a fixed rate
of 5.385% versus the
three month
USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	18,711,000	1,072,889
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.215%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	18,694,000	897,499
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.235%
versus the three
month USD-LIBOR-BBA
maturing on
May 08, 2018.	May-08/5.235	16,786,000	825,871

PURCHASED OPTIONS OUTSTANDING (3.8%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.315% versus
the three month
USD-LIBOR-BBA
maturing on
April 08, 2019.	Apr-09/5.315	$23,109,000	$465,184
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate of 5.325%
versus the three
month USD-LIBOR-BBA
maturing April 08, 2019.	Apr-09/5.325	23,109,000	459,176
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.200	9,347,000	440,150
Option on an interest
rate swap with
JPMorgan Chase Bank,
N.A. for the right to
receive a fixed rate of
5.22% versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.220	8,743,000	422,462
Option on an interest
rate swap with Goldman
Sachs International for
the right to receive a
fixed rate of 5.1975%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	8,743,000	410,396
Option on an interest
rate swap with
Deutschbank for
the right to pay a
fixed rate of 5.385%
versus the three month
USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	18,711,000	349,521

252

Putnam VT Income Fund

PURCHASED OPTIONS OUTSTANDING (3.8%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.175% versus
the three month
USD-LIBOR-BBA
maturing on
April 29, 2018.	Apr-08/5.175	$38,000,000	$252,700
Option on an interest
rate swap with
Goldman Sachs
International for the
right to pay a fixed
rate of 4.965%
versus the three
month USD-LIBOR-BBA
maturing April 29, 2013.	Apr-08/4.965	76,000,000	178,600
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.21	3,739,000	178,350
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.215% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.215	18,694,000	129,362
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.235% versus
the three month
USD-LIBOR-BBA
maturing on
May 8, 2018.	May-08/5.235	16,786,000	106,759
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.20%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.200	9,347,000	67,111

PURCHASED OPTIONS OUTSTANDING (3.8%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Goldman
Sachs International for
the right to pay a fixed
rate of 5.1975% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.198	$8,743,000	$63,212
Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.22% versus
the three month
USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.220	8,743,000	59,715
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 4.84%
versus the three
month USD-LIBOR-BBA
maturing on
March 11, 2018.	Mar-08/4.840	4,428,000	48,252
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for the
right to receive a fixed
rate of 4.655% versus
the three month
USD-LIBOR-BBA
maturing on
March 10, 2018.	Mar-08/4.655	3,154,000	48,162
Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.21%
versus the three
month USD-LIBOR-BBA
maturing on
May 14, 2018.	May-08/5.210	$3,739,000	26,173

Total purchased options outstanding (cost $20,354,280)			$25,462,082

253

Putnam VT Income Fund

MUNICIPAL BONDS AND NOTES (0.1%)*

		Principal
	Rating**	amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A, 7.309s, 6/1/34	Baa3	$415,000	$390,976
Tobacco Settlement Fin. Auth.
of WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	Baa3	585,000	562,565

Total municipal bonds and notes (cost $999,956)			$953,541

SHORT-TERM INVESTMENTS (2.9%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$3,147,353	$3,140,340
U.S. Treasury Bills with yields
ranging from 2.831% to 4.169%,
March 27, 2008 #	2,593,000	2,568,898
Putnam Prime Money Market Fund (e)	13,487,840	13,487,840

Total short-term investments (cost $19,199,776)		$19,197,078

Total investments (cost $911,603,316)		$927,994,187

FUTURES CONTRACTS OUTSTANDING at 12/31/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar
90 day (Long)	626	$149,872,225	Mar-08	$976,422
Euro-Dollar
90 day (Long)	332	79,970,500	Sep-09	924,397
Euro-Dollar
90 day (Short)	731	175,906,013	Jun-08	(1,798,026)
Euro-Dollar
90 day (Short)	1295	312,451,125	Sep-08	(3,896,878)
U.S. Treasury
Bond 20 yr (Long)	354	41,196,750	Mar-08	(44,131)
U.S. Treasury
Note 2 yr (Short)	1010	212,352,500	Mar-08	(178,348)
U.S. Treasury
Note 5 yr (Short)	505	55,692,031	Mar-08	(297,637)
U.S. Treasury
Note 10 yr (Long)	1310	148,541,719	Mar-08	337,889

Total				$(3,976,312)

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $10,494,988)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.95%
versus the three month
USD-LIBOR-BBA maturing
June 16, 2018.	$76,674,000	Jun-08/5.95	$101,976
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.95%
versus the three month
USD-LIBOR-BBA maturing
June 16, 2018.	76,674,000	Jun-08/5.95	7,609,128
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.31%
versus the three month
USD-LIBOR-BBA maturing on
August 29, 2018.	54,886,000	Aug-08/5.310	3,024,219
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.225%
versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	14,181,000	Mar-08/5.225	657,998
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.31%
versus the three month
USD-LIBOR-BBA maturing
on August 29, 2018.	54,886,000	Aug-08/5.310	569,168
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.225%
versus the three month
USD-LIBOR-BBA maturing
March 5, 2018.	14,181,000	Mar-08/5.225	38,572
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.00% versus the three
month USD-LIBOR-BBA
maturing on
December 19, 2018.	36,793,000	Dec-08/5.000	1,515,872
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.00% versus the
three month USD-LIBOR-BBA
maturing on
December 19, 2018.	36,793,000	Dec-08/5.000	890,391

254

		Putnam VT Income Fund

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $10,494,988) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to pay a fixed
rate of 5.51% versus the three
month USD-LIBOR-BBA
maturing on May 14, 2022.	$9,347,000	May-12/5.510	$521,002
Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the obligation to receive a
fixed rate of 5.51% versus the
three month USD-LIBOR-BBA
maturing on May 14, 2022.	9,347,000	May-12/5.510	417,530
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.515%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	4,673,500	May-12/5.515	261,763

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $10,494,988) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.515%
versus the three month USD-
LIBOR-BBA maturing on
May 14, 2022.	$4,673,500	May-12/5.515	$208,111
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to pay a fixed rate of 5.52%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	1,869,500	May-12/5.520	104,842
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the obligation
to receive a fixed rate of 5.52%
versus the three month
USD-LIBOR-BBA maturing
on May 14, 2022.	1,869,500	May-12/5.520	82,930

Total			$16,003,502

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$29,313,000	12/22/09	3.965%	3 month USD-LIBOR-BBA	$(57,620)

1,769,000	10/3/16	5.15630%	3 month USD-LIBOR-BBA	(72,848)

1,500,000	6/24/15	4.39%	3 month USD-LIBOR-BBA	8,688

39,200,000	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(603,008)

8,300,000	6/17/15	4.555%	3 month USD-LIBOR-BBA	(38,196)

21,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	(584,807)

1,240,000	6/23/15	4.45%	3 month USD-LIBOR-BBA	2,418

22,000,000	5/20/15	3 month USD-LIBOR-BBA	4.528%	74,874

3,000,000	6/23/15	4.466%	3 month USD-LIBOR-BBA	2,781

7,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	86,835

35,700,000	1/14/10	3 month USD-LIBOR-BBA	4.106%	450,571

2,752,000	9/24/09	3 month USD-LIBOR-BBA	4.7375%	71,771

23,974,000	1/28/24	3 month USD-LIBOR-BBA	5.2125%	1,107,257

24,800,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	77,634

Bear Stearns Bank plc
25,900,000	4/24/12	5.027%	3 month USD-LIBOR-BBA	(921,656)

Citibank, N.A.
1,280,000	11/9/17	3 month USD-LIBOR-BBA	5.07641%	42,066

7,097,000	12/24/27	4.9425%	3 month USD-LIBOR-BBA	35,444

37,713,000	12/24/09	3 month USD-LIBOR-BBA	3.8675%	4,402

23,850,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(925,887)

1,590,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(89,711)

22,208,000	11/23/17	4.885%	3 month USD-LIBOR-BBA	(375,975)

13,780,000	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(249,275)

255

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. continued
$35,011,000	11/9/17	5.0825%	3 month USD-LIBOR-BBA	$(1,167,723)

34,070,000	11/9/09	4.387%	3 month USD-LIBOR-BBA	(296,696)

Credit Suisse First Boston International
10,570,000	10/7/14	3 month USD-LIBOR-BBA	4.624%	118,670

28,000,000	5/17/09	3 month USD-LIBOR-BBA	4.505%	198,158

Credit Suisse International
9,200,000	3/14/12	3 month USD-LIBOR-BBA	4.98%	422,031

1,656,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	95,862

2,609,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(131,911)

1,606,000	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(80,137)

2,898,000	10/16/17	3 month USD-LIBOR-BBA	5.297%	145,342

Deutsche Bank AG
4,550,000	11/7/17	3 month USD-LIBOR-BBA	5.056%	142,397

6,625,000	10/16/17	3 month USD-LIBOR-BBA	5.297%	332,260

Goldman Sachs International
84,478,000 (E)	1/16/18	5.790%	3 month USD-LIBOR-BBA	(7,564,160)

62,989,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(469,553)

9,190,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	414,542

7,552,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	262,419

4,880,000	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(264,224)

1,696,000	5/3/16	5.565%	3 month USD-LIBOR-BBA	(121,033)

5,663,000	9/29/16	3 month USD-LIBOR-BBA	5.1275%	296,639

1,655,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(88,281)

17,775,000	9/29/08	5.085%	3 month USD-LIBOR-BBA	(327,097)

14,556,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	532,286

64,699,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(527,499)

13,947,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	415,513

13,242,100	9/21/17	5.149%	3 month USD-LIBOR-BBA	(680,280)

47,565,600	9/21/09	3 month USD-LIBOR-BBA	4.60%	1,107,208

2,898,000	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(128,028)

5,940,000	9/14/14	4.906%	3 month USD-LIBOR-BBA	(244,270)

19,200,000	7/25/09	5.327%	3 month USD-LIBOR-BBA	(678,932)

570,000	11/9/17	3 month USD-LIBOR-BBA	5.08%	18,895

1,500,000	11/9/17	3 month USD-LIBOR-BBA	5.071%	48,640

8,500,000	10/1/17	3 month USD-LIBOR-BBA	5.253%	397,080

29,307,100	9/19/09	3 month USD-LIBOR-BBA	4.763%	774,904

JPMorgan Chase Bank, N.A.
7,097,000	12/24/27	4.9675%	3 month USD-LIBOR-BBA	12,699

35,576,000	12/11/17	3 month USD-LIBOR-BBA	4.65%	(88,671)

7,220,000	6/16/15	4.538%	3 month USD-LIBOR-BBA	(25,525)

14,515,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	539,869

1,979,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(66,617)

33,800,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	2,772,567

63,600,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	1,231,760

3,601,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	218,092

14,151,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(345,053)

9,300,000	4/23/17	5.186%	3 month USD-LIBOR-BBA	(393,943)

1,793,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(114,854)

40,872,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	2,558,386

6,637,000	9/28/16	3 month USD-LIBOR-BBA	5.1223%	342,367

256

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$27,520,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	$(1,099,733)

1,800,000	6/24/15	4.387%	3 month USD-LIBOR-BBA	10,768

16,700,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	116,510

5,862,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	129,483

19,780,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(748,479)

25,100,000	6/29/15	3 month USD-LIBOR-BBA	4.296%	(286,261)

65,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	(2,572,937)

26,777,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	1,996,512

64,534,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(529,748)

35,700,000	3/7/15	3 month USD-LIBOR-BBA	4.798%	1,170,847

19,667,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(1,197,306)

19,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	(494,308)

20,825,000	9/28/08	5.096%	3 month USD-LIBOR-BBA	(375,196)

79,900,000	8/13/12	3 month USD-LIBOR-BBA	5.2%	4,576,029

2,850,000	11/7/17	3 month USD-LIBOR-BBA	5.05771%	89,600

10,559,000	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(228,653)

12,976,000	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(819,248)

3,613,000	8/29/17	5.263%	3 month USD-LIBOR-BBA	(220,124)

3,300,000	7/25/17	3 month USD-LIBOR-BBA	5.652%	307,360

43,180,000	7/5/17	3 month USD-LIBOR-BBA	4.55%	116,430

35,011,000	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(1,187,683)

34,070,000	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(303,686)

4,300,000	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(250,530)

29,900,000	6/27/17	3 month USD-LIBOR-BBA	5.712%	2,470,710

13,242,100	9/21/17	5.15%	3 month USD-LIBOR-BBA	(681,376)

47,565,600	9/21/09	3 month USD-LIBOR-BBA	4.6125%	1,118,849

Lehman Brothers Special Financing, Inc.
37,713,000	12/24/09	3 month USD-LIBOR-BBA	3.84625%	(10,839)

16,972,000	12/11/17	3 month USD-LIBOR-BBA	4.839%	227,187

4,700,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	(205,217)

92,028,000	8/3/11	5.445%	3 month USD-LIBOR-BBA	(5,739,997)

104,829,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(9,022,203)

91,686,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	1,839,228

38,030,000	12/28/16	5.084%	3 month USD-LIBOR-BBA	(1,349,518)

43,020,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(2,226,538)

7,828,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(418,892)

56,250,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(3,737,898)

7,828,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	420,338

19,475,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	148,190

19,475,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(147,227)

12,600,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	(285,964)

34,981,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	(794,846)

7,118,000	4/12/12	3 month USD-LIBOR-BBA	5.087%	275,662

7,423,000	9/11/17	5.0525%	3 month USD-LIBOR-BBA	(320,670)

1,650,000	11/7/17	3 month USD-LIBOR-BBA	5.05521%	51,538

15,908,492	8/29/09	5.005%	3 month USD-LIBOR-BBA	(478,867)

989,267	8/29/17	3 month USD-LIBOR-BBA	5.32%	64,865

30,083,000	8/29/09	5.001%	3 month USD-LIBOR-BBA	(907,537)

4,100,000	8/29/17	5.3187%	3 month USD-LIBOR-BBA	(268,814)

3,634,000	8/29/17	5.29125%	3 month USD-LIBOR-BBA	(230,110)

257

Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$4,088,344	8/29/12	5.075%	3 month USD-LIBOR-BBA	$(210,299)

7,520,000	8/24/12	5.085%	3 month USD-LIBOR-BBA	(390,429)

13,780,000	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(240,665)

13,242,100	9/24/17	5.285%	3 month USD-LIBOR-BBA	(827,696)

33,300,000	5/29/12	5.28%	3 month USD-LIBOR-BBA	(1,545,229)

980,000	11/9/17	3 month USD-LIBOR-BBA	5.068%	31,538

34,070,000	11/9/09	4.403%	3 month USD-LIBOR-BBA	(307,363)

35,011,000	11/9/17	5.067%	3 month USD-LIBOR-BBA	(1,123,875)

19,538,100	9/19/09	3 month USD-LIBOR-BBA	4.755%	513,425

47,565,600	9/24/09	3 month USD-LIBOR-BBA	4.695%	1,201,751

Merrill Lynch Capital Services, Inc.
13,780,000	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(242,387)

7,120,000	11/6/17	5.00693%	3 month USD-LIBOR-BBA	(194,774)

Morgan Stanley Capital Services, Inc.
1,040,000	2/20/17	5.192%	3 month USD-LIBOR-BBA	(58,552)

1,280,000	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(77,691)

Total				$(27,842,688)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$22,290,000	(F)	5/2/08	5 bp plus change in spread	The spread return of	$(557,317)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

6,800,000	(F)	5/2/08	10 bp plus change in spread	The spread return of	(161,629)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

13,650,000		3/3/08	(Banc of America Securities	The spread return of	—
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 250 bp)

9,560,000	(F)	7/2/08	(Banc of America Securities	The spread return of	(36,643)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 150 bp)

6,620,000	(F)	5/2/08	Banc of America Securities	The spread return of	(24,256)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index

Citibank, N.A.
6,390,000	(F)	5/2/08	12.5 bp plus change in spread	The spread return of	(150,398)
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

258

Putnam VT Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$5,147,000	(F)	2/1/08	30 bp plus beginning	The spread return of Lehman	$(63,463)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

23,355,000	(F)	2/1/08	30 bp plus beginning	The spread return of Lehman	(553,303)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

Goldman Sachs International
32,330,000		7/2/08	(Banc of America Securities	The spread of return of	—
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 125 bp)

1,592,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	15,530
Series 2005-B Class D

6,740,000	(F)	11/2/08	20 bp plus change in spread	The spread of return of	201,607
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

7,990,000	(F)	5/2/08	10 bp plus change in spread	The spread of return of	212,310
			of Banc of America Securities	Banc of America Securities-
			AAA 10 yr Index multiplied by	CMBS AAA 10 year Index
the modified duration factor

13,750,000		1/1/08	(10 bp plus beginning	The spread return of Lehman	718,585
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index)

JPMorgan Chase Bank, N.A.

2,552,000	(F)	4/30/08	110 bp plus Banc of America	The spread of return of	32,666
			Securities AAA 10 yr Index	Banc of America Securities-
			multiplied by the modified	CMBS AAA 10 year Index
duration factor

26,229,000	(F)	3/1/08	(Beginning of period nominal	The spread return of Lehman	296,204
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
115 bp)

7,568,000	(F)	2/1/08	25 bp plus beginning	The spread return of Lehman	(101,949)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

6,072,150	(F)	8/1/08	Change in spread of Lehman	The spread return of Lehman	(80,019)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
			Mortgage Backed Securities	adjusted by modified duration
			Index minus 17.5 bp	factor

Lehman Brothers Special Financing, Inc.
13,307,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	—
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
175 bp)

19,200,000	(F)	7/2/08	(Beginning of period nominal	The spread return of Lehman	(67,622)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
230 bp)

259

Putnam VT Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$11,965,000		6/2/08	(Beginning of period nominal	The spread return of Lehman	$(62,481)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
500 bp)

7,145,000	(F)	6/2/08	(Beginning of period nominal	The spread return of Lehman	(128,853)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
300 bp)

3,150,000		6/1/08	(20 bp plus beginning	The spread return of Lehman	(62,553)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index)

6,280,000		5/1/08	(Beginning of period nominal	The spread return of Lehman	(66,574)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
175 bp)

13,530,000		5/1/08	(Beginning of period nominal	The spread return of Lehman	(77,486)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
218.75 bp)

11,332,000		4/1/08	Beginning of period nominal	The spread return of Lehman	(269,405)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
10 bp

25,200,000		4/1/08	(Beginning of period nominal	The spread return of Lehman	556,136
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
175 bp)

25,200,000	(F)	9/1/08	Beginning of period nominal	The spread return of Lehman	(354,161)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index	factor

22,315,000		3/1/08	(2.5 bp plus beginning	The spread return of Lehman	387,580
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index)

13,025,000		3/1/08	Beginning of period nominal	The spread return of Lehman	(159,671)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
70 bp

19,663,000		3/1/08	(Beginning of period nominal	The spread return of Lehman	274,729
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
120 bp)

889,000		2/1/08	(Beginning of period nominal	The spread return of Lehman	14,315
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
45 bp)

260

Putnam VT Income Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$29,664,000		2/1/08	30 bp plus beginning	The spread return of Lehman	$(391,666)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

5,147,000		2/1/08	Beginning of period nominal	The spread return of Lehman	(78,381)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
50 bp

10,197,000		2/1/08	57.5 bp plus beginning	The spread return of Lehman	(190,185)
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index

11,978,000		1/1/08	(5 bp plus beginning	The spread return of Lehman	609,899
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index)

13,750,000		1/1/08	(Beginning of period nominal	The spread return of Lehman	722,573
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index)	factor

13,750,000		1/1/08	(10 bp plus beginning	The spread return of Lehman	715,202
			of period nominal spread	Brothers AAA 8.5+ CMBS Index
			of Lehman Brothers AAA 8.5+	adjusted by modified duration
			Commercial Mortgage Backed	factor
Securities Index)

Morgan Stanley Capital Services, Inc.
7,145,000	(F)	6/2/08	(Banc of America Securities	The spread return of	(88,334)
			AAA 10 yr Index multiplied by	Banc of America Securities-
			the modified duration factor	CMBS AAA 10 year Index
minus 250 bp)

9,469,000	(F)	5/2/08	10 bp plus Banc of America	The spread return of	(4,611)
			Securities AAA 10 yr Index	Banc of America Securities-
			multiplied by the modified	CMBS AAA 10 year Index
duration factor

5,460,000	(F)	4/30/08	Change in spread of Banc	The spread return of	(26,536)
			of America Securities AAA 10	Banc of America Securities-
			yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 15 bp

7,940,000	(F)	4/2/08	(Beginning of period nominal	The spread return of Lehman	(63,711)
			spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
			8.5+ Commercial Mortgage	adjusted by modified duration
			Backed Securities Index minus	factor
235 bp)

23,918,000	(F)	1/31/08	Change in spread of Lehman	The spread return of Lehman	(509,238)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
			Mortgage Backed Securities	adjusted by modified duration
			Index minus 110 bp	factor

4,365,000		1/31/08	Change in spread of Banc	The spread return of	(64,849)
			of America Securities AAA 10	Banc of America Securities-
			yr Index multiplied by the	CMBS AAA 10 year Index
modified duration factor
minus 80 bp

4,365,000		1/31/08	Change in spread of Lehman	The spread return of Lehman	(117,464)
			Brothers AAA 8.5+ Commercial	Brothers AAA 8.5+ CMBS Index
			Mortgage Backed Securities	adjusted by modified duration
			Index minus 70 bp	factor

Total					$244,578

(F) Is valued at fair value following procedures approved by the Trustees.

261

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$2,449	$3,561,000	(F)	10/12/52	(134 bp)	$714,063

DJ CDX NA IG Series 8
Index	(6,681)	11,520,000		6/20/17	(60 bp)	282,126

DJ CDX NA IG Series 8
Index	(93,513)	25,680,000		6/20/17	(60 bp)	550,284

Financial Security
Assurance Inc.	—	135,000		12/20/12	95 bp	328

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	120,000		6/20/11	(101 bp)	(230)

XL Capital Assurance Inc.	—	65,000		12/20/12	400 bp	(5,055)

Bear Stearns International, Ltd.
DJ ABX NA CMBX BBB Index	20,694	4,272,710	(F)	10/12/52	(134 bp)	874,532

Citibank, N.A.
Arrow Electronic Inc.,
6 7/8%, 6/1/18	—	305,000		3/20/13	(43 bp)	(190)

CMS Energy Corp.,
6.875%, 12/15/15	—	630,000		6/20/12	57 bp	(20,434)

Conagra Foods Inc., 7%,
10/1/28	—	1,227,000		9/20/10	(27 bp)	(3,528)

Motorola, Inc., 6.5%,
9/1/25	—	335,000		3/20/13	(79 bp)	(561)

Valero Energy Corp.,
9.5%, 2/1/13	—	555,000		3/20/13	(69.5 bp)	(6)

Yum! Brands Inc., 8
7/8%, 4/15/11	—	355,000		3/20/13	(65 bp)	(247)

Credit Suisse International
Sprint Capital Corp, 8
3/8%, 3/15/12	—	1,080,000		6/20/12	(59 bp)	24,584

Deutsche Bank AG
DJ CDX NA IG Series 8
Index 7-10% tranche	—	1,334,000		6/20/12	22 bp	(56,731)

DJ CDX NA IG Series 9
Index	(107,502)	24,020,000		12/20/12	(60 bp)	67,604

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	1,375,000		12/20/12	61.56 bp	(36,033)

France Telecom, 7.25%,
1/28/13	—	750,000		6/20/16	70 bp	8,778

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	3,768,000	(F)	(a)	2.461%	190,976

DJ ABX HE A Index	420,824	628,000		1/25/38	369 bp	(12,174)

DJ ABX HE AAA Index	147,593	628,000		1/25/38	76 bp	(15,620)

DJ CDX NA CMBX AAA Index	27,066	740,000		3/15/49	7 bp	4,728

DJ CDX NA IG Series 8
Index	563,695	37,490,000		6/20/12	35 bp	(216,972)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,358,000		12/20/10	108.65 bp	(24,726)

DJ CDX NA IG Series 8
Index	(9)	11,530,000		6/20/17	(60 bp)	289,048

DJ CDX NA IG Series 8
Index	(99,755)	23,700,000		6/20/17	(60 bp)	494,404

DJ CDX NA IG Series 9
Index	(193,328)	58,516,000		12/20/12	60 bp	(619,910)

262

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Goldman Sachs International continued
Lehman Brothers
Holdings, 6 5/8%,
1/18/12	$—	$645,000		9/20/17	(67.8 bp)	$13,333

Merrill Lynch & Co.,
5%, 1/15/15	—	645,000		9/20/12	48 bp	(20,971)

Merrill Lynch & Co.,
5%, 1/15/15	—	645,000		9/20/17	(59.8 bp)	18,467

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,392,000		12/20/10	105.5 bp	(26,585)

DJ CDX NA IG Series 9
Index	—	1,070,000		12/20/12	(13.55 bp)	2,155

DJ CDX NA IG Series 9
Index 30-100% tranche	—	4,355,000		12/20/12	(5.8 bp)	24,098

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	645,000		9/20/17	(77 bp)	29,537

CMS Energy Corp.,
6.875%, 12/15/15	—	160,000		6/20/12	62 bp	(5,788)

DJ ABX HE A Index	437,155	629,000		1/25/38	369 bp	5,964

DJ ABX HE A Index	420,824	628,000		1/25/38	369 bp	(9,650)

DJ ABX HE AAA Index	176,120	629,000		1/25/38	76 bp	17,297

DJ ABX HE AAA Index	147,593	628,000		1/25/38	76 bp	(10,915)

DJ ABX NA CMBX BBB Index	1,929	468,178	(F)	10/12/52	(134 bp)	95,488

DJ CDX NA CMBX AA Index	(22,624)	714,000	(F)	3/15/49	(15 bp)	44,262

DJ CDX NA HY Series 8
Index 35-60% tranche	—	22,489,000		6/20/12	104 bp	(948,825)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	5,500,000		12/20/10	90 bp	(129,140)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	5,500,000		12/20/10	104.5 bp	(106,599)

DJ CDX NA IG Series 8
Index	99,483	6,366,000		6/20/12	35 bp	(33,079)

DJ CDX NA IG Series 8
Index 30-100% tranche	—	19,645,450		6/20/12	(3.125 bp)	118,336

DJ CDX NA IG Series 8
Index 30-100% tranche	—	16,073,550		6/20/12	(8 bp)	62,787

DJ CDX NA IG Series 9
Index	10,284	2,010,000		12/20/12	60 bp	(4,368)

DJ CDX NA IG Series 9
Index	(41,988)	18,170,000		12/20/17	(80 bp)	15,490

DJ CDX NA IG Series 9
Index	(79,161)	15,998,000		12/20/12	60 bp	(195,787)

DJ CDX NA IG Series 9
Index	(61,444)	8,734,000		12/20/12	60 bp	(125,115)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	1,375,000		12/20/12	59.3 bp	(25,316)

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	645,000		9/20/17	(58 bp)	(660)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	645,000		9/20/12	48 bp	(13,500)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	645,000		9/20/17	(60.5 bp)	11,918

XL Capital Assurance Inc.	—	200,000		12/20/12	400 bp	(15,553)

263

Putnam VT Income Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX BBB Index	$1,080	$1,486,500	(F)	10/12/52	(134 bp)	$298,136

DJ CDX NA CMBX AAA Index	887,734	14,232,000	(F)	12/13/49	8 bp	341,404

DJ CDX NA CMBX AAAA
Index	355,108	13,530,000		2/17/51	35 bp	44,353

DJ CDX NA IG Series 8
Index	271,724	22,600,000		6/20/12	35 bp	(198,884)

DJ CDX NA IG Series 8
Index	—	11,470,000		6/20/17	(60 bp)	287,555

DJ CDX NA IG Series 9	(54,962)	12,280,000		12/20/12	(60 bp)	34,560

Total						$2,083,443

   * Payments related to the reference debt are made upon a credit default event.

 ** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

See page 305 for Notes to the Portfolios.

264

Putnam VT International Equity Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (100.1%)*

	Shares	Value

Australia (1.7%)
Australia & New Zealand Banking
Group, Ltd.	98,293	$2,353,622
BHP Billiton, Ltd.	69,476	2,432,928
Macquarie Airports	168,727	596,948
Macquarie Bank, Ltd. (S)	152,610	10,100,533
Macquarie Infrastructure Group	216,514	572,872
National Australia Bank, Ltd.	17,767	585,294
Rio Tinto, Ltd.	11,084	1,292,215
Westfield Group	34,289	627,380
Westpac Banking Corp.	76,519	1,861,864
		20,423,656

Austria (1.2%)
Telekom Austria AG	497,179	13,758,848
voestalpine AG	10,985	785,367
		14,544,215

Belgium (0.6%)
Delhaize Group	73,220	6,393,358
InBev NV	5,135	423,034
		6,816,392

Canada (0.1%)
Teck Cominco, Ltd. Class B	18,564	662,559

China (0.6%)
China Petroleum & Chemical Corp.	4,472,000	6,651,201
China Petroleum & Chemical Corp.
ADR (S)	2,400	355,680
		7,006,881

Finland (1.8%)
Nokia OYJ	562,342	21,622,303

France (10.6%)
Air France-KLM	286,442	9,974,066
Alcatel SA	64,204	466,111
Axa SA	268,381	10,670,963
BNP Paribas SA	288,302	30,947,556
France Telecom SA	21,128	757,154
Pinault-Printemps-Redoute SA	3,882	619,778
Renault SA	149,713	20,977,271
Sanofi-Aventis	4,966	453,258
Schneider Electric SA	3,646	486,830
Sodexho Alliance SA	11,783	721,338
Suez SA	187,251	12,675,041
Total SA	436,479	36,172,424
Vivendi SA	58,420	2,658,311
		127,580,101

Germany (9.7%)
Adidas-Salomon AG	12,176	905,314
Allianz SE	141,787	30,284,391
BASF AG	194,452	28,697,586

COMMON STOCKS (100.1%)* continued

	Shares	Value

Germany continued
Beiersdorf AG	35,495	$2,735,430
Commerzbank AG	18,400	695,470
DaimlerChrysler AG	11,446	1,107,131
E.On AG	5,085	1,078,163
Merck KGaA	27,647	3,546,532
Merck KGaA 144A	30,483	3,910,331
Porsche AG (Preference)	3,356	6,753,513
Praktiker Bau- und Heimwerkermaerkte AG	162,876	4,810,917
RWE AG	125,376	17,544,215
Salzgitter AG	92,184	13,552,895
Siemens AG	8,991	1,409,511
Tognum AG †	21,529	643,068
		117,674,467

Greece (2.2%)
Cosmote Mobile Communications SA	15,930	601,444
EFG Eurobank Ergasias	301,518	10,629,262
Hellenic Telecommunication
Organization (OTE) SA	414,528	15,213,125
National Bank of Greece SA	9,515	654,543
		27,098,374

Hong Kong (1.2%)
BOC Hong Kong Holdings, Ltd.	1,672,000	4,620,600
China Mobile, Ltd. ADR	7,100	616,777
Esprit Holdings, Ltd.	58,500	859,747
Hong Kong Exchanges and Clearing, Ltd.	36,000	1,012,432
Hutchison Whampoa, Ltd.	647,000	7,276,536
Wharf (Holdings), Ltd.	128,000	659,830
Wharf (Holdings), Ltd. (Rights) †	16,000	21,955
		15,067,877

India (—%)
Satyam Computer Services., Ltd.	49,720	567,568

Ireland (1.6%)
Allied Irish Banks PLC	823,391	18,894,311
CRH PLC	12,798	443,732
		19,338,043

Israel (—%)
Teva Pharmaceutical Industries, Ltd. ADR	10,600	492,688

Italy (3.3%)
Buzzi Unicem SpA	195,990	5,371,172
Enel SpA	2,485,857	29,299,587
Intesa Sanpaolo SpA	177,784	1,392,401
Saras SpA	341,865	1,979,542
UniCredito Italiano SpA	148,000	1,229,995
		39,272,697

265

Putnam VT International Equity Fund

COMMON STOCKS (100.1%)* continued

	Shares	Value

Japan (19.9%)
Aeon Co., Ltd.	330,100	$4,832,481
Aeon Co., Ltd. 144A	18,000	263,510
Astellas Pharma, Inc.	398,900	17,453,633
Bridgestone Corp.	73,000	1,289,458
Canon, Inc.	12,500	572,795
Chiyoda Corp.	672,000	7,703,274
Daito Trust Construction Co., Ltd.	246,500	13,716,899
Denso Corp.	35,700	1,455,130
Dowa Mining Co., Ltd.	151,000	1,065,717
East Japan Railway Co.	2,713	22,343,200
Fanuc, Ltd.	6,600	645,752
Fuji Photo Film Cos., Ltd.	11,600	493,136
Fuji Television Network, Inc.	203	337,615
Japan Tobacco, Inc.	2,079	12,363,213
JFE Holdings, Inc.	178,200	9,005,812
Komatsu, Ltd.	45,200	1,225,685
Kubota Corp.	60,000	411,919
Lawson, Inc.	17,900	635,601
Matsushita Electric
Industrial Co., Ltd.	746,000	15,306,474
Mitsubishi Corp.	416,100	11,367,251
Mitsubishi UFJ Financial
Group, Inc.	166,000	1,549,606
Mitsui & Co., Ltd.	35,000	744,728
Mitsui Fudosan Co., Ltd.	51,000	1,105,425
Mitsui O.S.K. Lines, Ltd.	870,000	11,083,785
Mizuho Financial Group, Inc.	1,972	9,382,555
NET One Systems Co., Ltd.	394	444,451
Nintendo Co., Ltd.	1,300	791,595
Nippon Electric Glass Co., Ltd.	617,000	10,050,478
Nippon Mining Holdings, Inc.	70,500	454,212
Nippon Steel Corp.	96,000	592,915
Nissan Motor Co., Ltd.	59,000	640,676
Nomura Securities Co., Ltd.	39,700	665,586
NSK, Ltd.	1,059,000	11,023,920
NTT DoCoMo, Inc.	279	463,616
Omron Corp.	257,800	6,119,786
Onward Kashiyama Co., Ltd.	536,000	5,492,614
ORIX Corp.	48,350	8,108,956
Rohm Co., Ltd.	5,900	515,026
Shinko Electric Industries	30,400	614,901
Sony Corp.	12,600	685,773
Sumitomo Electric Industries, Ltd.	86,300	1,378,691
Suzuken Co., Ltd.	28,800	1,029,242
Suzuki Motor Corp.	347,100	10,469,744
Terumo Corp.	179,100	9,462,855
Tokyo Gas Co., Ltd.	2,972,000	13,916,363
Toshiba Corp.	110,000	822,660
Toyota Industries Corp.	32,700	1,337,405
Toyota Motor Corp.	22,500	1,214,599

COMMON STOCKS (100.1%)* continued

	Shares	Value

Japan continued
Trend Micro, Inc.	175,000	$6,291,504
Urban Corp.	55,400	739,158
		239,681,380

Malaysia (0.2%)
Tenaga Nasional Berhad	833,200	2,412,049

Netherlands (3.1%)
Akzo Nobel NV	10,037	798,167
ING Groep NV	562,699	21,932,784
TNT NV	349,828	14,536,828
		37,267,779

Norway (3.8%)
DnB Holdings ASA	1,302,600	19,757,619
Schibsted ASA	42,750	1,826,609
Statoil ASA	803,600	24,849,645
		46,433,873

Russia (1.1%)
Gazprom	56,486	805,829
Lukoil	109,000	9,695,550
Lukoil ADR	39,000	3,365,700
		13,867,079

Singapore (3.2%)
Chartered Semiconductor
Manufacturing, Ltd. †	7,795,000	5,203,260
Oversea-Chinese Banking Corp.	1,951,000	11,257,935
Singapore Airlines, Ltd.	1,122,800	13,438,828
Singapore Exchange, Ltd.	868,000	7,934,114
StarHub, Ltd. 144A	212,560	412,818
		38,246,955

South Korea (1.0%)
Hyundai Steel Co.	12,170	1,012,001
Samsung Electronics Co., Ltd.	18,449	10,846,499
		11,858,500

Spain (4.7%)
Banco Santander Central Hispano SA	1,264,259	27,275,026
Iberdrola SA	89,080	1,346,610
Industria de Diseno Textil (Inditex) SA	9,467	574,805
Telefonica SA	863,164	27,855,933
		57,052,374

Sweden (1.5%)
Hennes & Mauritz AB Class B	103,690	6,271,617
Swedbank AB	16,800	471,024
Telefonaktiebolaget LM Ericsson AB
Class B	4,996,680	11,690,697
		18,433,338

266

Putnam VT International Equity Fund

COMMON STOCKS (100.1%)* continued

	Shares	Value

Switzerland (11.3%)
Credit Suisse Group	151,435	$9,097,759
Julius Baer Holding, Ltd. Class B	13,820	1,122,398
Nestle SA	80,650	36,923,946
Nobel Biocare Holding AG	2,354	622,199
Novartis AG ##	344,089	18,729,645
Roche Holding AG	183,741	31,623,101
Swisscom AG	36,275	14,080,559
UBS AG	21,081	978,168
Xstrata PLC (London Exchange)	12,118	850,862
Zurich Financial Services AG	76,541	22,506,020
		136,534,657

Taiwan (0.1%)
AU Optronics Corp.	453,859	877,232
Chunghwa Telecom Co., Ltd. (F)	367,400	783,303
		1,660,535

United Arab Emirates (0.1%)
DP World, Ltd. †	487,850	580,542

United Kingdom (13.6%)
BAE Systems PLC	1,458,634	14,244,438
Barclays PLC	139,451	1,408,530
Barratt Developments PLC	131,229	1,196,030
BAT Industries PLC	442,026	17,355,805
BHP Billiton PLC	566,449	17,397,769
BP PLC	3,499,854	42,679,185
British Sky Broadcasting PLC	46,240	565,203
Britvic PLC	197,166	1,347,431
Centrica PLC	84,211	596,744
CSR PLC †	45,680	539,646
Davis Service Group PLC	57,216	576,070
GKN PLC	237,906	1,321,399
GlaxoSmithKline PLC	38,481	973,729
HBOS PLC	576,811	8,340,210
Premier Foods PLC	107,372	433,198
Prudential PLC	51,750	725,334
Reckitt Benckiser PLC	391,440	22,548,306
Rio Tinto PLC	246,346	25,735,180
Standard Chartered PLC	25,485	922,882
Travis Perkins PLC	125,419	2,976,756
Vodafone Group PLC	450,668	1,674,837
		163,558,682

United States (1.9%)
iShares MSCI EAFE Index Fund	291,100	22,851,350

Total common stocks (cost $1,096,927,511)		$1,208,606,914

WARRANTS (—%)* † (cost $320,021)

	Expiration	Strike
	date	price	Warrants	Value

Fuji Television
Network, Inc. 144A
(issued by Merrill
Lynch International
& Co.) (Japan)	11/20/08	—	197	$326,276

SHORT-TERM INVESTMENTS (1.2%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 0.95%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$9,975,968	$9,974,725
Putnam Prime Money Market Fund (e)	4,930,591	4,930,591

Total short-term investments (cost $14,905,316)		$14,905,316

Total investments (cost $1,112,152,848)		$1,223,838,506

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07
(aggregate face value $264,122,113)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$124,428,269	$126,435,346	1/16/08	$(2,007,077)
British Pound	65,532,683	67,612,712	3/19/08	(2,080,029)
Canadian Dollar	26,801	26,654	1/16/08	147
Euro	33,397,978	33,388,148	3/19/08	9,830
Japanese Yen	18,725,474	18,874,812	2/20/08	(149,338)
Norwegian Krone	11,547,397	11,440,362	3/19/08	107,035
Swedish Krona	3,222,056	3,250,745	3/19/08	(28,689)
Swiss Franc	3,133,650	3,093,334	3/19/08	40,316

Total				$(4,107,805)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07
(aggregate face value $276,140,903)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$18,231,042	$18,621,607	3/19/08	$390,565
Euro	9,204,132	9,203,767	3/19/08	(365)
Hong Kong Dollar	24,890,433	24,998,216	2/20/08	107,783
Japanese Yen	126,913,327	124,726,664	2/20/08	(2,186,663)
Norwegian Krone	11,251,878	11,143,869	3/19/08	(108,009)
Swedish Krona	18,298,588	18,422,387	3/19/08	123,799
Swiss Franc	68,716,316	69,024,393	3/19/08	308,077

Total				$(1,364,813)

The fund had the following industry group concentrations greater than 10% at
December 31, 2007 (as a percentage of net assets):

Banking	12.9%
Oil and gas	10.5

See page 305 for Notes to the Portfolios.

267

Putnam VT International Growth and Income Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (100.3%)*

	Shares	Value

Aerospace and Defense (0.5%)
MTU Aero Engines Holding AG (Germany)	40,155	$2,328,428

Airlines (1.1%)
Singapore Airlines, Ltd. (Singapore)	402,270	4,814,782

Automotive (4.9%)
Bayerische Motoren Werke (BMW)
AG (Germany)	63,498	3,915,572
DaimlerChrysler AG (Germany)	85,142	8,235,487
Denso Corp. (Japan)	67,500	2,751,296
Renault SA (France)	25,944	3,635,184
Suzuki Motor Corp. (Japan)	78,900	2,379,899
		20,917,438

Banking (16.2%)
Allied Irish Banks PLC (Ireland)	163,993	3,763,139
Banco Santander Central Hispano SA (Spain)	545,974	11,778,801
Barclays PLC (United Kingdom)	785,309	7,932,040
BNP Paribas SA (France)	86,935	9,331,971
Commerzbank AG (Germany)	109,600	4,142,583
Daegu Bank (South Korea)	168,690	2,768,582
DBS Group Holdings, Ltd. (Singapore)	151,000	2,139,846
DnB Holdings ASA (Norway)	430,618	6,531,542
HSBC Holdings PLC (United Kingdom)	266,705	4,461,044
KBC Groupe SA (Belgium)	35,798	4,992,746
Oversea-Chinese Banking Corp. (Singapore)	371,000	2,140,797
Unibanco-Uniao de Bancos
Brasileiros SA ADR (Brazil)	23,800	3,323,432
UniCredito Italiano SpA (Italy)	621,000	5,160,994
		68,467,517

Basic Materials (1.4%)
Anglo American PLC (United Kingdom)	100,188	6,054,395

Beverage (1.2%)
Britvic PLC (United Kingdom)	347,873	2,377,361
SABMiller PLC (United Kingdom)	94,612	2,654,380
		5,031,741

Chemicals (1.7%)
BASF AG (Germany)	28,594	4,219,955
LG Chemical, Ltd. (South Korea)	31,570	3,009,867
		7,229,822

Communications Equipment (2.4%)
Alcatel SA (France)	152,598	1,107,837
Nokia OYJ (Finland)	163,114	6,271,807
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)	1,186,600	2,776,280
		10,155,924

Computers (2.1%)
Mitsubishi Electric Corp. (Japan)	441,000	$4,567,872
Wincor Nixdorf AG (Germany)	45,159	4,249,749
		8,817,621

COMMON STOCKS (100.3%)* continued

	Shares	Value

Conglomerates (2.9%)
Investor AB Class B (Sweden)	167,529	$3,772,718
Mitsubishi Corp. (Japan)	189,300	5,171,403
Onex Corp (Canada)	90,137	3,177,086
		12,121,207

Construction (1.1%)
Buzzi Unicem SpA (Italy)	114,259	3,131,307
NCC AB Class B (Sweden)	79,600	1,694,157
		4,825,464

Consumer (1.9%)
Christian Dior SA (France)	24,733	3,230,437
Matsushita Electric Industrial Co., Ltd. (Japan)	244,000	5,006,407
		8,236,844

Distribution (2.0%)
Jeronimo Martins, SGPS, SA (Portugal)	610,909	4,785,490
Samsung Corp. (South Korea)	45,990	3,495,559
		8,281,049

Electric Utilities (3.4%)
E.On AG (Germany)	29,013	6,151,571
Enel SpA (Italy)	694,750	8,188,680
		14,340,251

Electrical Equipment (1.1%)
Bekaert SA (Belgium)	18,531	2,492,111
Tognum AG (Germany)	43,956	1,312,959
Tognum AG 144A (Germany) †	25,295	755,558
		4,560,628

Electronics (2.0%)
Chartered Semiconductor
Manufacturing, Ltd. (Singapore) †	2,993,000	1,997,865
Compal Electronics, Inc. (Taiwan)	1,844,435	2,009,572
Samsung Electronics Co., Ltd. (South Korea)	7,911	4,651,019
		8,658,456

Engineering & Construction (2.0%)
Chiyoda Corp. (Japan)	190,000	2,178,009
Daito Trust Construction Co., Ltd. (Japan)	89,300	4,969,246
YIT OYJ (Finland) ##	73,350	1,582,902
		8,730,157

Financial (2.2%)
Guoco Group, Ltd. (Hong Kong)	266,000	3,549,697
ORIX Corp. (Japan)	17,920	3,005,429
Shinhan Financial Group Co., Ltd.
(South Korea)	47,970	2,753,115
		9,308,241

Food (4.8%)
Nestle SA (Switzerland)	22,152	10,141,838
Orkla ASA (Norway)	405,100	7,804,810
WM Morrison Supermarkets PLC
(United Kingdom)	400,585	2,576,417
		20,523,065

268

Putnam VT International Growth and Income Fund

COMMON STOCKS (100.3%)* continued

	Shares	Value

Forest Products and Packaging (0.3%)
Travis Perkins PLC (United Kingdom)	45,441	$1,078,519

Health Care Services (1.3%)
Suzuken Co., Ltd. (Japan)	148,300	5,299,880

Household Furniture and Appliances (0.5%)
Electrolux AB Class B (Sweden)	123,300	2,056,125

Insurance (7.9%)
Allianz SE (Germany)	48,255	10,306,821
Axa SA (France)	193,972	7,712,424
ING Canada, Inc. (Canada)	87,400	3,488,252
ING Groep NV (Netherlands)	121,767	4,746,213
Zurich Financial Services AG (Switzerland)	23,823	7,004,885
		33,258,595

Investment Banking/Brokerage (2.4%)
3i Group PLC (United Kingdom)	160,710	3,184,814
Credit Suisse Group (Switzerland)	66,380	3,987,911
UBS AG (Switzerland)	60,849	2,823,423
		9,996,148

Manufacturing (2.0%)
Cookson Group PLC (United Kingdom)	195,682	2,723,307
Glory, Ltd. (Japan)	132,000	3,073,847
NSK, Ltd. (Japan)	246,000	2,560,797
		8,357,951

Metals (4.0%)
Boliden AB (Sweden)	232,600	2,883,078
JFE Holdings, Inc. (Japan)	74,500	3,765,056
Salzgitter AG (Germany)	22,593	3,321,624
Teck Cominco, Ltd. Class B (Canada)	63,100	2,252,073
voestalpine AG (Austria)	65,613	4,690,965
		16,912,796

Natural Gas Utilities (0.9%)
Tokyo Gas Co., Ltd. (Japan)	857,000	4,012,895

Oil & Gas (10.0%)
BP PLC (United Kingdom)	1,044,411	12,736,133
China Petroleum & Chemical Corp. (China)	2,614,000	3,887,800
Lukoil ADR (Russia)	37,600	3,244,880
Petroleo Brasileiro SA ADR (Brazil)	40,312	4,645,555
Royal Dutch Shell PLC Class B (Netherlands)	115,489	4,816,323
Statoil ASA (Norway)	122,228	3,779,645
Total SA (France)	111,886	9,272,354
		42,382,690

Pharmaceuticals (2.2%)
Ono Pharmaceutical Co., Ltd. (Japan)	101,000	4,737,790
Roche Holding AG (Switzerland)	17,620	3,032,524
UCB SA (Belgium)	37,544	1,690,886
		9,461,200

COMMON STOCKS (100.3%)* continued

	Shares	Value

Photography/Imaging (0.8%)
Fuji Photo Film Cos., Ltd. (Japan)	84,200	$3,579,489

Publishing (0.2%)
Mecom Group PLC (United Kingdom) †	1,160,787	1,172,847

Real Estate (0.5%)
Great Eagle Holdings, Ltd. (Hong Kong) (R)	563,000	2,079,783

Retail (2.5%)
Lawson, Inc. (Japan)	90,100	3,199,309
Onward Kashiyama Co., Ltd. (Japan)	258,000	2,643,833
Pinault-Printemps — Redoute SA (France)	12,553	2,004,142
Praktiker Bau — und
Heimwerkermaerkte AG (Germany)	88,389	2,610,772
		10,458,056

Semiconductor (0.4%)
Greatek Electronics, Inc. (Taiwan)	1,391,320	1,692,999

Shipping (0.5%)
Neptune Orient Lines, Ltd. (Singapore)	757,000	2,037,532

Telecommunications (5.3%)
BCE, Inc. (Canada)	117,100	4,677,157
Globe Telecom, Inc. (Philippines)	10,700	407,466
Koninklijke (Royal) KPN NV (Netherlands)	303,198	5,475,773
Nippon Telegraph & Telephone
(NTT) Corp. (Japan)	905	4,491,874
Vodafone Group PLC (United Kingdom)	1,937,846	7,201,694
		22,253,964

Telephone (0.8%)
Telefonos de Mexico SA de CV
(Telmex) (Mexico)	1,781,198	3,298,968

Tobacco (1.4%)
Japan Tobacco, Inc. (Japan)	969	5,762,363

Trucks & Parts (0.6%)
GKN PLC (United Kingdom)	444,062	2,466,449

Utilities & Power (0.9%)
Tenaga Nasional Berhad (Malaysia)	1,314,400	3,805,085

Total investments (cost $393,954,467)		$424,827,364

269

Putnam VT International Growth and Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2007:
(as a percentage of Portfolio Value)
Austria	1.1%
Belgium	2.2
Brazil	1.9
Canada	3.2
China	0.9
Finland	1.8
France	8.5
Germany	12.1
Hong Kong	1.3
Ireland	0.9
Italy	3.9
Japan	17.2
Malaysia	0.9
Mexico	0.8
Netherlands	3.5
Norway	4.3
Philippines	0.1
Portugal	1.1
Russia	0.8
Singapore	3.1
South Korea	3.9
Spain	2.8
Sweden	3.1
Switzerland	6.4
Taiwan	0.9
United Kingdom	13.3

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07
(aggregate face value $70,894,054)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$27,206,943	$27,504,807	1/16/08	$(297,864)
British Pound	18,725,831	19,365,080	3/19/08	(639,249)
Canadian Dollar	21,110,684	20,994,299	1/16/08	116,385
Swedish Krona	1,146,273	1,154,784	3/19/08	(8,511)
Swiss Franc	1,898,807	1,875,084	3/19/08	23,723

Total				$(805,516)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07
(aggregate face value $61,258,414)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,620,941	$1,650,937	1/16/08	$29,996
Canadian Dollar	5,034,419	5,207,350	1/16/08	172,931
Euro	17,161,703	17,275,813	3/19/08	114,110
Japanese Yen	9,528,481	9,353,224	2/20/08	(175,257)
Norwegian Krone	14,621,986	14,436,689	3/19/08	(185,297)
Swedish Krona	5,597,241	5,631,769	3/19/08	34,528
Swiss Franc	7,656,835	7,702,632	3/19/08	45,797

Total				$36,808

See page 305 for Notes to the Portfolios.

270

Putnam VT International New Opportunities Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (100.1%)*

	Shares	Value

Advertising and Marketing Services (0.5%)
JC Decaux SA (France)	34,524	$1,350,806

Aerospace and Defense (0.4%)
MTU Aero Engines Holding AG (Germany)	20,327	1,178,681

Airlines (0.6%)
Air Arabia (United Arab Emirates) †	3,169,034	1,700,163

Automotive (2.6%)
Piaggio & C. SpA (Italy)	456,224	1,534,787
Porsche AG (Preference) (Germany)	1,561	3,141,309
Suzuki Motor Corp. (Japan)	96,200	2,901,727
		7,577,823

Banking (8.6%)
Banco Santander Central Hispano SA (Spain)	244,177	5,267,856
Bank of Cyprus PCL (Cyprus)	133,640	2,449,100
Barclays PLC (United Kingdom)	121,038	1,222,548
China Merchants Bank Co., Ltd. (China)	430,500	1,736,306
DBS Group Holdings, Ltd. (Singapore)	82,000	1,162,036
Julius Baer Holding, Ltd. Class B
(Switzerland)	65,652	5,331,959
Oversea-Chinese Banking Corp.
(Singapore)	297,000	1,713,791
Suncorp-Metway, Ltd. (Australia)	108,948	1,610,623
Swedbank AB (Sweden)	39,000	1,093,448
Toronto-Dominion Bank (Canada)	43,600	3,052,483
		24,640,150

Basic Materials (0.5%)
Anglo American PLC (United Kingdom)	21,367	1,291,215

Beverage (1.6%)
Britvic PLC (United Kingdom)	225,826	1,543,293
Coca-Cola Hellenic Bottling Co.,
SA (Greece)	50,475	2,174,502
Pernod-Ricard SA (France)	4,118	947,108
		4,664,903

Biotechnology (0.4%)
Basilea Pharmaceutical AG (Switzerland) †	1,869	361,509
Basilea Pharmaceutical AG 144A (Switzerland) †	3,757	726,692
		1,088,201

Broadcasting (0.8%)
British Sky Broadcasting PLC
(United Kingdom)	184,161	2,251,047

Cable Television (1.0%)
Rogers Communications Class B (Canada)	65,900	2,986,644

Chemicals (1.9%)
Bayer AG (Germany)	29,893	2,721,658
K&S AG (Germany)	11,000	2,590,735
		5,312,393

COMMON STOCKS (100.1%)* continued

	Shares	Value

Commercial and Consumer Services (2.0%)
Aggreko PLC (United Kingdom)	104,044	$1,087,006
Bureau Veritas SA 144A (France) †	24,280	1,433,365
De La Rue PLC (United Kingdom)	90,116	1,738,241
Melco International Development
(Hong Kong)	923,000	1,376,197
		5,634,809

Communications Equipment (2.4%)
Nokia OYJ (Finland)	182,230	7,006,826

Computers (1.1%)
Research in Motion, Ltd. (Canada) †	26,505	3,005,342

Construction (1.6%)
Holcim, Ltd. (Switzerland)	27,831	2,954,677
Kajima Corp. (Japan)	308,000	1,011,553
Sika AG (Switzerland)	392	736,246
		4,702,476

Consumer Goods (2.9%)
Reckitt Benckiser PLC (United Kingdom)	119,846	6,903,546
Uni-Charm Corp. (Japan)	22,200	1,401,872
		8,305,418

Consumer Services (0.9%)
Alibaba.com, Ltd. (China) †	661,500	2,345,654
Alibaba.com, Ltd. 144A (China) †	46,500	164,887
		2,510,541

Distribution (1.5%)
Jeronimo Martins, SGPS, SA (Portugal)	359,151	2,813,371
Olam International, Ltd. (Singapore)	584,000	1,148,011
Olam International, Ltd. 144A (Singapore)	169,000	332,216
		4,293,598

Electric Utilities (4.1%)
Enel SpA (Italy)	208,913	2,462,356
RWE AG (Germany)	34,900	4,883,655
Scottish and Southern Energy PLC
(United Kingdom)	87,952	2,848,739
Suez SA (France)	24,552	1,661,928
		11,856,678

Electrical Equipment (2.8%)
Legrand SA (France)	42,183	1,430,790
Nexans SA (France)	8,470	1,047,527
Siemens AG (Germany)	16,891	2,647,988
Tognum AG (Germany) †	47,366	1,414,816
Zumtobel AG (Austria)	39,760	1,425,174
		7,966,295

Electronics (5.2%)
LG Electronics, Inc. (South Korea)	16,780	1,767,719
Rotork PLC (United Kingdom)	83,250	1,588,746
Samsung Electronics Co., Ltd. (South Korea)	10,773	6,333,641

271

Putnam VT International New Opportunities Fund

COMMON STOCKS (100.1%)* continued

	Shares	Value

Electronics continued
Shinko Electric Industries (Japan)	131,700	$2,663,896
Toshiba Corp. (Japan)	354,000	2,647,469
		15,001,471

Energy (2.9%)
Saipem SpA (Italy)	123,783	4,918,134
Technicas Reunidas SA (Spain)	16,441	1,040,824
Technicas Reunidas SA 144A (Spain)	35,085	2,221,112
		8,180,070

Energy (Other) (1.2%)
Renewable Energy Corp. AS (Norway) †	71,100	3,554,806

Engineering & Construction (0.5%)
Vinci SA (France)	18,831	1,381,338

Financial (3.3%)
Hong Kong Exchanges and Clearing,
Ltd. (Hong Kong)	38,000	1,068,678
London Stock Exchange Group PLC
144A (United Kingdom)	31,345	1,225,719
ORIX Corp. (Japan)	12,200	2,046,107
Shinhan Financial Group Co., Ltd.
(South Korea)	43,350	2,487,962
Singapore Exchange, Ltd. (Singapore)	213,000	1,946,966
Sony Financial Holdings, Inc. 144A (Japan) †	203	773,795
		9,549,227

Food (2.8%)
Barry Callebaut AG (Switzerland) †	1,926	1,458,087
Nestle SA (Switzerland)	14,640	6,702,623
		8,160,710

Forest Products and Packaging (0.3%)
Smurfit Kappa PLC (Ireland) †	48,653	796,881
Smurfit Kappa PLC 144A (Ireland) †	10,903	178,579
		975,460

Gaming & Lottery (1.5%)
Aristocrat Leisure, Ltd. (Australia)	120,071	1,179,483
Greek Organization of Football
Prognostics (OPAP) SA (Greece)	41,607	1,658,827
IG Group Holdings PLC (United Kingdom)	171,362	1,370,644
		4,208,954

Insurance (7.0%)
Allianz SE (Germany)	12,128	2,590,429
ING Canada, Inc. (Canada)	58,600	2,338,805
ING Groep NV (Netherlands)	80,966	3,155,879
Prudential PLC (United Kingdom)	244,399	3,425,526
QBE Insurance Group, Ltd. (Australia)	54,825	1,595,275
Zurich Financial Services AG (Switzerland)	23,728	6,976,951
		20,082,865

COMMON STOCKS (100.1%)* continued

	Shares	Value

Machinery (3.7%)
Alstom (France)	20,420	$4,333,272
Disco Corp. (Japan)	20,100	1,119,693
Fanuc, Ltd. (Japan)	11,000	1,076,254
Komatsu, Ltd. (Japan)	37,300	1,011,461
OKUMA Corp. (Japan)	76,000	816,671
Sumitomo Heavy Industries, Ltd. (Japan)	245,000	2,257,593
		10,614,944

Manufacturing (1.3%)
Cookson Group PLC (United Kingdom)	99,689	1,387,372
Glory, Ltd. (Japan)	103,200	2,403,190
		3,790,562

Media (0.5%)
Astral Media, Inc. (Canada)	27,600	1,296,730

Metals (4.0%)
Barrick Gold Corp. (Canada)	15,077	634,586
BHP Billiton, Ltd. (Australia)	71,909	2,518,127
Rio Tinto PLC (United Kingdom)	38,670	4,039,763
Rio Tinto, Ltd. (Australia)	36,234	4,224,296
		11,416,772

Natural Gas Utilities (0.5%)
Centrica PLC (United Kingdom)	187,354	1,327,647

Oil & Gas (5.3%)
BP PLC (United Kingdom)	246,367	3,004,338
Statoil ASA (Norway)	50,700	1,567,791
Total SA (France)	127,448	10,562,027
		15,134,156

Pharmaceuticals (5.9%)
Astellas Pharma, Inc. (Japan)	97,400	4,261,679
Novartis AG (Switzerland)	62,148	3,382,875
Roche Holding AG (Switzerland)	11,193	1,926,393
Takeda Pharmaceutical Co., Ltd. (Japan)	34,700	2,034,388
Terumo Corp. (Japan)	72,400	3,825,297
Teva Pharmaceutical Industries,
Ltd. ADR (Israel) (S)	31,900	1,482,712
		16,913,344

Power Producers (0.5%)
SembCorp Industries, Ltd. (Singapore)	368,740	1,472,939

Publishing (0.5%)
Schibsted ASA (Norway)	31,400	1,341,649

Retail (2.3%)
Tesco PLC (United Kingdom)	512,335	4,823,968
Woolworths, Ltd. (Australia)	64,600	1,914,773
		6,738,741

272

Putnam VT International New Opportunities Fund

COMMON STOCKS (100.1%)* continued

	Shares	Value

Schools (1.5%)
New Oriental Education &
Technology Group ADR (China) †	38,900	$3,134,951
Raffles Education Corp., Ltd. (Singapore)	611,000	1,285,707
		4,420,658

Software (1.2%)
Capcom Co., Ltd. (Japan)	61,700	1,584,273
Trend Micro, Inc. (Japan)	50,000	1,797,572
		3,381,845

Technology Services (0.8%)
United Internet AG (Germany)	91,305	2,197,884

Telecommunications (5.1%)
Carphone Warehouse Group PLC
(The) (United Kingdom) (S)	383,477	2,608,350
Koninklijke (Royal) KPN NV
(Netherlands)	99,798	1,802,357
NII Holdings, Inc. †	19,900	961,568
StarHub, Ltd. (Singapore)	762,000	1,479,901
Telefonica SA (Spain)	188,850	6,094,546
Vodafone Group PLC (United Kingdom)	430,559	1,600,104
		14,546,826

Textiles (0.9%)
Gildan Activewear, Inc. (Canada) †	60,300	2,486,836

Tobacco (1.9%)
BAT Industries PLC (United Kingdom)	77,179	3,030,373
Japan Tobacco, Inc. (Japan)	407	2,420,311
		5,450,684

Toys (0.8%)
Nintendo Co., Ltd. (Japan)	3,700	2,253,001

Transportation (0.5%)
DP World, Ltd. (United Arab Emirates) †	354,240	421,546
DP World, Ltd. 144A (United Arab
Emirates) †	747,400	889,406
		1,310,952

Total common stocks (cost $243,189,249)		$286,515,080

SHORT-TERM INVESTMENTS (1.9%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 0.95%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$3,203,452	$3,201,720
Putnam Prime Money Market Fund (e)	2,375,497	2,375,497

Total short-term investments (cost $5,577,217)		$5,577,217

Total investments (cost $248,766,466)		$292,092,297

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2007
(as a percentage of Portfolio Value):
Australia	4.5%
Austria	0.5
Canada	5.5
China	2.6
Cyprus	0.8
Finland	2.4
France	8.4
Germany	8.1
Greece	1.3
Hong Kong	0.8
Israel	0.5
Italy	3.1
Japan	14.0
Netherlands	1.7
Norway	2.2
Portugal	1.0
Singapore	3.6
South Korea	3.7
Spain	5.1
Switzerland	10.6
United Arab Emirates	1.0
United Kingdom	16.7
United States	1.2
Other	0.7

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07
(aggregate face value $68,462,491)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$18,483,069	$18,746,846	1/16/08	$(263,777)
British Pound	3,151,342	3,239,950	3/19/08	(88,608)
Canadian Dollar	9,860,671	9,987,682	1/16/08	(127,011)
Euro	18,861,624	18,976,821	3/19/08	(115,197)
Japanese Yen	5,917,026	5,821,402	2/20/08	95,624
Norwegian Krone	6,081,255	6,020,188	3/19/08	61,067
Swedish Krona	2,518,895	2,532,865	3/19/08	(13,970)
Swiss Franc	3,135,157	3,136,737	3/19/08	(1,580)

Total				$(453,452)

273

Putnam VT International New Opportunities Fund

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07
(aggregate face value $60,280,751)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,436,161	$1,438,502	1/16/08	$2,341
British Pound	4,027,022	4,071,100	3/19/08	44,078
Canadian Dollar	10,056,342	10,162,159	1/16/08	105,817
Euro	1,490,702	1,482,987	3/19/08	(7,715)
Japanese Yen	16,783,345	16,658,258	2/20/08	(125,087)
Norwegian Krone	798,544	795,719	3/19/08	(2,825)
Swedish Krona	3,829,189	3,848,553	3/19/08	19,364
Swiss Franc	21,683,004	21,823,473	3/19/08	140,469

Total				$176,442

See page 305 for Notes to the Portfolios.

274

Putnam VT Investors Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (97.7%)*

	Shares	Value

Advertising and Marketing Services (2.1%)
Omnicom Group, Inc.	182,800	$8,688,484

Aerospace and Defense (5.9%)
Boeing Co. (The)	62,800	5,492,488
General Dynamics Corp.	59,400	5,286,006
L-3 Communications Holdings, Inc.	26,100	2,765,034
Lockheed Martin Corp.	26,800	2,820,968
United Technologies Corp.	111,600	8,541,864
		24,906,360

Automotive (2.0%)
Harley-Davidson, Inc.	65,110	3,041,288
Johnson Controls, Inc.	152,100	5,481,684
		8,522,972

Banking (3.3%)
Bank of America Corp.	198,676	8,197,372
U.S. Bancorp	176,999	5,617,948
		13,815,320

Building Materials (0.7%)
Sherwin-Williams Co. (The)	47,422	2,752,373

Chemicals (0.5%)
Potash Corp. of Saskatchewan
(Canada)	14,498	2,087,132

Commercial and Consumer Services (0.5%)
Dun & Bradstreet Corp. (The)	25,446	2,255,279

Communications Equipment (3.8%)
Cisco Systems, Inc. †	512,700	13,878,788
Corning, Inc.	84,000	2,015,160
		15,893,948

Computers (5.7%)
Apple Computer, Inc. † #	50,932	10,088,611
Dell, Inc. †	185,100	4,536,801
Hewlett-Packard Co. (S)	166,770	8,418,550
Research in Motion, Ltd. (Canada) †	10,100	1,145,340
		24,189,302

Conglomerates (1.5%)
Danaher Corp. (S)	70,400	6,176,896

Consumer Finance (3.3%)
Capital One Financial Corp.	225,674	10,665,353
Countrywide Financial Corp.	343,378	3,069,799
		13,735,152

Electronics (1.4%)
Amphenol Corp. Class A	96,800	4,488,616
General Cable Corp. † (S)	18,300	1,341,024
		5,829,640

Energy (0.5%)
Halliburton Co.	55,300	2,096,423

Financial (5.6%)

COMMON STOCKS (97.7%)* continued

	Shares	Value

AMBAC Financial Group, Inc.	142,862	$3,681,554
CME Group, Inc.	976	669,536
Fannie Mae	91,255	3,648,375
Freddie Mac	96,093	3,273,889
MGIC Investment Corp.	126,827	2,844,730
Moody’s Corp.	49,567	1,769,542
PMI Group, Inc. (The)	366,834	4,871,556
Radian Group, Inc.	243,980	2,849,686
		23,608,868

Health Care Services (7.1%)
Aetna, Inc.	119,726	6,911,782
Express Scripts, Inc. †	55,064	4,019,672
McKesson Corp.	28,000	1,834,280
Medco Health Solutions, Inc. †	29,500	2,991,300
Quest Diagnostics, Inc. (S)	82,569	4,367,900
UnitedHealth Group, Inc.	148,386	8,636,065
WellCare Health Plans, Inc. † (S)	23,253	986,160
		29,747,159

Homebuilding (0.3%)
NVR, Inc. † (S)	2,644	1,385,456

Insurance (3.9%)
Allstate Corp. (The)	31,500	1,645,245
American International Group, Inc.	150,018	8,746,049
Genworth Financial, Inc. Class A	212,669	5,412,426
Prudential Financial, Inc.	7,610	708,034
		16,511,754

Investment Banking/Brokerage (8.7%)
Bear Stearns Cos., Inc. (The)	24,356	2,149,417
Blackstone Group LP (The)	133,600	2,956,568
Franklin Resources, Inc.	64,692	7,402,706
Goldman Sachs Group, Inc. (The)	63,461	13,647,288
Lehman Brothers Holdings, Inc.	155,690	10,188,354
		36,344,333

Lodging/Tourism (1.1%)
Carnival Corp.	27,100	1,205,679
Royal Caribbean Cruises, Ltd.	31,699	1,345,306
Wyndham Worldwide Corp.	85,100	2,004,956
		4,555,941

Machinery (0.6%)
Caterpillar, Inc. (S)	32,054	2,325,838

Manufacturing (1.3%)
ITT Corp.	80,500	5,316,220

Medical Technology (2.1%)
Medtronic, Inc.	129,682	6,519,114
St. Jude Medical, Inc. †	52,600	2,137,664
		8,656,778

275

Putnam VT Investors Fund

COMMON STOCKS (97.7%)* continued

	Shares	Value

Metals (0.4%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	18,600	$1,905,384

Oil & Gas (9.7%)
Apache Corp.	35,800	3,849,932
ConocoPhillips	88,051	7,774,903
Devon Energy Corp.	34,900	3,102,959
Hess Corp. (S)	48,173	4,858,729
Marathon Oil Corp.	77,100	4,692,306
Occidental Petroleum Corp.	88,600	6,821,314
Suncor Energy, Inc. (Canada)	40,629	4,417,591
Valero Energy Corp.	46,510	3,257,095
XTO Energy, Inc.	38,375	1,970,940
		40,745,769

Pharmaceuticals (0.2%)
Johnson & Johnson	12,600	840,420

Publishing (2.9%)
Idearc, Inc.	124,300	2,182,708
McGraw-Hill Cos., Inc. (The)	174,252	7,633,980
R. H. Donnelley Corp. † (S)	65,100	2,374,848
		12,191,536

Railroads (0.7%)
Burlington Northern Santa Fe Corp.	35,490	2,953,833

Real Estate (0.8%)
CB Richard Ellis Group, Inc. Class A †	147,383	3,176,104

Restaurants (1.1%)
Burger King Holdings, Inc.	164,234	4,682,311

Retail (8.0%)
Best Buy Co., Inc. (S)	91,950	4,841,168
CVS Caremark Corp. (S)	250,520	9,958,170
JC Penney Co., Inc. (Holding Co.) (S)	59,400	2,613,006
Macy’s, Inc.	65,800	1,702,246
Nordstrom, Inc. (S)	160,706	5,902,731
Safeway, Inc.	60,100	2,056,021
Staples, Inc.	276,900	6,388,083
		33,461,425

Software (5.1%)
Adobe Systems, Inc. †	111,480	4,763,540
Akamai Technologies, Inc. †	51,300	1,774,980
Autodesk, Inc. †	35,900	1,786,384
Microsoft Corp.	145,800	5,190,480
Oracle Corp. †	338,600	7,645,588
Red Hat, Inc. †	11,000	229,240
		21,390,212

COMMON STOCKS (97.7%)* continued

	Shares	Value

Technology Services (4.9%)
Accenture, Ltd. Class A (Bermuda)	126,846	$4,570,261
Cognizant Technology
Solutions Corp. †	129,700	4,402,018
eBay, Inc. † (S)	90,958	3,018,896
Google, Inc. Class A †	12,647	8,745,148
		20,736,323

Telephone (1.5%)
AT&T, Inc.	149,110	6,197,012

Trucks & Parts (0.5%)
WABCO Holdings, Inc.	45,400	2,274,086

Total common stocks (cost $366,828,753)		$409,956,043

SHORT-TERM INVESTMENTS (8.9%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	6,785,554	$6,785,554
Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$30,837,040	30,768,330

Total short-term investments (cost $37,553,884)		$37,553,884

Total investments (cost $404,382,637)		$447,509,927

FUTURES CONTRACTS OUTSTANDING at 12/31/07

Number of			Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	11	$4,062,300	Mar-08	$(36,264)

See page 305 for Notes to the Portfolios.

276

Putnam VT Mid Cap Value Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (98.0%)*

	Shares	Value

Aerospace and Defense (1.7%)
L-3 Communications Holdings, Inc.	12,960	$1,372,982

Banking (6.7%)
Capitol Federal Financial	24,960	773,760
City National Corp.	11,250	669,938
Colonial Bancgroup, Inc.	16,850	228,149
Cullen/Frost Bankers, Inc.	7,700	390,082
First Citizens BancShares, Inc. Class A	6,090	888,227
New York Community Bancorp, Inc.	40,070	704,431
TCF Financial Corp.	43,010	771,169
Webster Financial Corp.	27,810	889,086
		5,314,842

Building Materials (2.0%)
Stanley Works (The)	32,200	1,561,056

Chemicals (0.8%)
Cytec Industries, Inc.	10,460	644,127

Commercial and Consumer Services (1.5%)
URS Corp. †	22,280	1,210,472

Construction (0.2%)
USG Corp. †	5,000	178,950

Consumer Finance (0.6%)
Countrywide Financial Corp.	53,450	477,843

Consumer Goods (4.1%)
Alberto-Culver Co.	40,275	988,349
Clorox Co.	14,520	946,268
Newell Rubbermaid, Inc.	52,680	1,363,358
		3,297,975

Electric Utilities (3.2%)
Ameren Corp.	3,490	189,193
Edison International	17,620	940,379
PG&E Corp.	10,620	457,616
Progress Energy, Inc.	7,120	344,822
Wisconsin Energy Corp.	12,510	609,362
		2,541,372

Electrical Equipment (1.7%)
WESCO International, Inc. †	34,970	1,386,211

Electronics (5.0%)
Amphenol Corp. Class A	28,930	1,341,484
Avnet, Inc. †	31,110	1,087,917
General Cable Corp. †	21,310	1,561,597
		3,990,998

Energy (3.3%)
Grant Prideco, Inc. †	25,290	1,403,848
National-Oilwell Varco, Inc. †	16,800	1,234,128
		2,637,976

COMMON STOCKS (98.0%)* continued

	Shares	Value

Financial (1.8%)
AMBAC Financial Group, Inc.	25,511	$657,418
Assurant, Inc.	11,740	785,406
		1,442,824

Food (1.0%)
McCormick & Co., Inc.	21,330	808,620

Health Care Services (8.4%)
AmerisourceBergen Corp.	21,970	985,794
Coventry Health Care, Inc. †	15,100	894,675
DaVita, Inc. †	12,310	693,669
Lincare Holdings, Inc. †	46,040	1,618,766
Omnicare, Inc.	32,275	736,193
Pediatrix Medical Group, Inc. †	26,410	1,799,842
		6,728,939

Household Furniture and Appliances (1.7%)
Whirlpool Corp.	16,760	1,368,119

Insurance (3.0%)
Assured Guaranty, Ltd. (Bermuda)	15,380	408,185
Everest Re Group, Ltd. (Barbados)	8,420	845,368
Fidelity National Title Group, Inc. Class A	48,190	704,056
Phoenix Companies, Inc. (The)	40,070	475,631
		2,433,240

Investment Banking/Brokerage (1.3%)
Ameriprise Financial, Inc.	7,620	419,938
Waddell & Reed Financial, Inc. Class A	18,270	659,364
		1,079,302

Machinery (3.9%)
Joy Global, Inc.	20,750	1,365,765
Kennametal, Inc.	28,020	1,060,837
Terex Corp. †	10,330	677,338
		3,103,940

Media (1.8%)
Interpublic Group of Companies, Inc. (The) †	173,260	1,405,139

Metals (4.8%)
Steel Dynamics, Inc.	26,810	1,597,072
United States Steel Corp.	18,800	2,273,108
		3,870,180

Natural Gas Utilities (0.9%)
National Fuel Gas Co.	14,690	685,729

Oil & Gas (6.3%)
EOG Resources, Inc.	15,230	1,359,278
Hess Corp.	12,780	1,288,991
Newfield Exploration Co. †	23,450	1,235,815
Questar Corp.	20,790	1,124,739
		5,008,823

277

Putnam VT Mid Cap Value Fund

COMMON STOCKS (98.0%)* continued

	Shares	Value

Pharmaceuticals (0.8%)
Sepracor, Inc. †	24,750	$649,688

Power Producers (1.4%)
AES Corp. (The) †	53,540	1,145,221

Real Estate (5.7%)
Annaly Mortgage Management, Inc. (R)	104,110	1,892,720
Colonial Properties Trust (R)	12,440	281,517
DiamondRock Hospitality Co. (R)	50,280	753,194
General Growth Properties, Inc. (R)	16,340	672,881
HCP, Inc. (R)	13,330	463,617
Host Marriott Corp. (R)	31,030	528,751
		4,592,680

Retail (11.6%)
BJ’s Wholesale Club, Inc. †	76,550	2,589,687
OfficeMax, Inc.	66,670	1,377,402
Rite Aid Corp. †	278,420	776,792
Ross Stores, Inc.	29,900	764,543
Sally Beauty Holdings, Inc. †	138,615	1,254,466
Supervalu, Inc.	20,770	779,290
Timberland Co. (The) Class A †	96,430	1,743,454
		9,285,634

Schools (0.8%)
Apollo Group, Inc. Class A †	9,240	648,186

Semiconductor (2.1%)
Atmel Corp. †	388,680	1,679,098

Shipping (1.4%)
Con-way, Inc.	26,480	1,099,979

Software (5.4%)
McAfee, Inc. †	62,762	2,353,575
Parametric Technology Corp. †	108,810	1,942,259
		4,295,834

Technology Services (1.2%)
Computer Sciences Corp. †	19,310	955,263

Textiles (1.9%)
Jones Apparel Group, Inc.	94,620	1,512,974

Total common stocks (cost $73,357,918)		$78,414,216

SHORT-TERM INVESTMENTS (2.4%)* (cost $1,952,538)

	Shares	Value

Putnam Prime Money Market Fund (e)	1,952,538	$1,952,538

Total investments (cost $75,310,456)		$80,366,754

See page 305 for Notes to the Portfolios.

278

Putnam VT Money Market Fund

The fund’s portfolio
12/31/07

ASSET-BACKED SECURITIES (43.1%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Commercial Paper (42.4%)
Atlantic Asset
Securitization, LLC	5.721	2/29/08	$2,000,000	$1,981,481
Atlantic Asset
Securitization, LLC	5.357	2/19/08	3,000,000	2,978,399
Atlantic Asset
Securitization, LLC	5.268	3/17/08	2,000,000	1,978,040
Atlantic Asset
Securitization, LLC	4.964	1/28/08	4,785,000	4,767,415
Atlantic Asset
Securitization, LLC	4.948	1/24/08	1,518,000	1,513,258
Atlantis OneFunding Corp.	5.481	3/14/08	2,000,000	1,978,100
Atlantis OneFunding Corp.	5.256	1/14/08	7,000,000	6,986,942
Atlantis OneFunding Corp.	5.135	1/17/08	3,000,000	2,993,240
Barton Capital, LLC	6.135	1/9/08	2,000,000	1,997,289
Barton Capital, LLC	5.749	1/11/08	1,837,000	1,834,076
Barton Capital, LLC	5.597	1/24/08	2,000,000	1,992,908
Barton Capital, LLC	5.463	2/14/08	1,000,000	993,400
Bryant Park Funding, LLC	5.525	2/28/08	1,000,000	991,219
Bryant Park Funding, LLC	5.505	2/21/08	1,000,000	992,279
Bryant Park Funding, LLC	5.349	1/18/08	3,000,000	2,992,619
Bryant Park Funding, LLC	5.289	1/7/08	5,000,000	4,995,650
CHARTA, LLC	6.112	1/15/08	2,000,000	1,995,349
CHARTA, LLC	5.134	1/30/08	2,000,000	1,991,864
CRC Funding, LLC	5.997	2/8/08	2,000,000	1,987,650
CRC Funding, LLC	4.932	2/26/08	1,000,000	992,456
Curzon Funding, LLC	5.252	1/28/08	1,500,000	1,494,150
Curzon Funding, LLC	5.075	2/22/08	2,000,000	1,985,584
Curzon Funding, LLC	4.980	2/4/08	1,500,000	1,493,030
Falcon Asset
Securitization Corp.	4.654	3/31/08	2,000,000	1,976,744
Gotham Funding Corp.	5.190	2/8/08	1,183,000	1,176,594
Gotham Funding Corp.	4.909	1/22/08	2,000,000	1,994,342
Govco, Inc.	4.675	2/8/08	1,500,000	1,492,638
Old Line Funding, LLC	6.014	1/2/08	898,000	897,850
Old Line Funding, LLC	5.808	2/7/08	2,000,000	1,988,181
Old Line Funding, LLC	5.518	1/16/08	1,000,000	997,708
Old Line Funding, LLC	5.424	2/27/08	3,000,000	2,974,588
Old Line Funding, LLC	4.961	1/23/08	4,000,000	3,987,998
Old Line Funding, LLC	4.871	1/7/08	4,328,000	4,324,316
Ranger Funding Co., LLC	5.707	1/4/08	3,000,000	2,998,575
Ranger Funding Co., LLC	5.629	3/7/08	2,000,000	1,979,650
Ranger Funding Co., LLC	5.552	3/19/08	986,000	974,325
Ranger Funding Co., LLC	5.430	3/13/08	3,000,000	2,967,900
Ranger Funding Co., LLC	5.422	1/29/08	1,661,000	1,654,063
Ranger Funding Co., LLC	5.223	1/10/08	3,000,000	2,996,138
Ranger Funding Co., LLC	5.159	3/10/08	3,035,000	3,005,333
Sheffield Receivables Corp.	5.591	3/28/08	2,000,000	1,973,417
Sheffield Receivables Corp.	5.363	2/8/08	1,750,000	1,740,210
Sheffield Receivables Corp.	4.981	1/8/08	5,600,000	5,594,621
Sheffield Receivables Corp.	4.978	1/18/08	1,190,000	1,187,230
Sheffield Receivables Corp.	4.950	2/20/08	5,000,000	4,966,111

ASSET-BACKED SECURITIES (43.1%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Commercial Paper continued
Three Pillars Funding Corp.	6.242	1/18/08	$1,200,000	$1,196,487
Three Pillars Funding Corp.	5.882	1/22/08	3,000,000	2,989,763
Three Pillars Funding Corp.	5.757	2/15/08	4,000,000	3,971,500
Three Pillars Funding Corp.	5.624	1/24/08	2,000,000	1,992,844
Three Pillars Funding Corp.	5.478	1/31/08	2,000,000	1,990,917
Thunder Bay Funding, Inc.	6.073	1/10/08	3,000,000	2,995,463
Thunder Bay Funding, Inc.	5.793	1/29/08	2,000,000	1,991,056
Thunder Bay Funding, Inc.	5.791	1/30/08	2,812,000	2,798,975
Thunder Bay Funding, Inc.	5.745	2/8/08	2,400,000	2,385,560
Thunder Bay Funding, Inc.	5.675	1/23/08	3,406,000	3,394,240
Thunder Bay Funding, Inc.	5.004	1/24/08	1,278,000	1,273,958
Thunder Bay Funding, Inc.	4.929	2/4/08	1,012,000	1,007,345
Tulip Funding Corp.	5.647	1/3/08	3,000,000	2,999,063
Tulip Funding Corp.	5.424	2/28/08	4,000,000	3,965,522
Tulip Funding Corp.	4.901	2/6/08	7,000,000	6,963,920
Windmill Funding Corp.	5.291	2/4/08	4,000,000	3,980,167
Windmill Funding Corp.	5.040	1/9/08	5,000,000	4,994,444
Working Capital
Management Co., L.P.	6.200	1/29/08	5,000,000	4,976,083
Working Capital
Management Co., L.P.	5.912	1/7/08	750,000	749,263
Working Capital
Management Co., L.P.	5.637	1/11/08	3,000,000	2,995,333
Working Capital
Management Co., L.P.	5.394	1/14/08	1,750,000	1,746,619
Yorktown Capital, LLC	5.908	2/5/08	3,750,000	3,728,672
Yorktown Capital, LLC	5.364	3/19/08	2,585,000	2,555,428
Yorktown Capital, LLC	5.241	4/11/08	1,769,000	1,743,440
Yorktown Capital, LLC	5.201	3/14/08	2,023,000	2,001,895
Yorktown Capital, LLC	4.966	2/19/08	1,000,000	993,331
				180,136,218

Other (0.7%)
TIAA Real Estate CDO, Ltd.
144A FRB, MBIA,
Ser. 03-1A, Class A1MM
(Cayman Islands) (M)	5.055	12/28/18	3,170,300	3,170,300

Total asset-backed securities (cost $183,306,518)				$183,306,518

CORPORATE BONDS AND NOTES (21.8%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic (9.0%)
Bank of America, N.A.
FRN, Ser. BKNT	4.887	8/11/08	$2,300,000	$2,300,000
Bank of New
York Co., Inc. (The)
144A sr. unsec. notes FRN,
Ser. XMTN	5.243	11/7/08	2,000,000	2,000,000
Citigroup Funding, Inc.
company guaranty FRN,
Ser. D	4.879	8/13/08	4,000,000	4,000,000

279

Putnam VT Money Market Fund

CORPORATE BONDS AND NOTES (21.8%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic continued
General Electric
Capital Corp.
sr. unsec. notes FRN, Ser. A	5.171	3/4/08	$4,000,000	$4,001,001
JPMorgan Chase & Co.
sr. notes FRN, Ser. C	5.154	1/25/08	2,647,000	2,647,152
Lehman Brothers
Holdings, Inc. FRN,
Ser. MTNA	4.848	8/27/08	2,000,000	2,000,000
Merrill Lynch & Co., Inc.
FRN, Ser. C	5.168	8/14/08	1,500,000	1,500,000
Merrill Lynch & Co., Inc.
sr. unsec. notes FRN	5.136	8/15/08	3,000,000	3,000,000
Merrill Lynch & Co., Inc.
sr. unsec. notes FRN,
Ser. MTN	5.036	8/22/08	5,000,000	5,000,000
Morgan Stanley & Co.
sr. notes FRN, Ser. F	5.114	4/25/08	1,100,000	1,100,168
Prudential Financial, Inc.
FRN, Ser. MTN	5.161	4/23/08	2,600,000	2,600,000
Wachovia Bank, N.A.
sr. notes FRN, Ser. BKNT	4.848	6/27/08	2,500,000	2,498,160
Wal-Mart Stores, Inc.
sr. unsec. notes FRN	4.891	6/16/08	3,000,000	2,999,194
Wells Fargo & Co. FRN,
Ser. MTN	5.275	10/2/08	2,800,000	2,800,472
				38,446,147

Foreign (12.8%)
ABN AMRO Bank N.V.
144A sr. notes FRN
(Netherlands)	5.259	4/18/08	900,000	900,180
Banco Espanol de
Credito S.A. 144A sr. unsub.
notes FRN (Spain)	5.199	8/11/08	1,000,000	1,000,000
Banco Santander Totta S.A.
144A bank guaranty FRN
(Portugal)	5.250	9/5/08	3,500,000	3,500,000
Bank of Ireland sr. unsec.
notes FRN, Ser. MTN
(Ireland)	4.951	12/19/08	3,250,000	3,241,891
Bank of Ireland unsec.
notes FRN, Ser. XMTN
(Ireland)	4.959	9/19/08	2,000,000	2,000,000
Bank of Scotland PLC
144A FRN, Ser. MTN*
(United Kingdom)	5.233	10/8/08	3,000,000	3,000,000
BNP Paribas 144A FRN
(France)	4.895	8/19/08	1,000,000	1,000,000
BP Capital Markets PLC
company guaranty FRN
(United Kingdom) (M)	5.066	12/10/12	3,000,000	3,000,000
Caisse Nationale des
Caisses d’Epargne et de
Prevoyance 144A FRB
(France)	4.849	7/10/08	3,000,000	3,000,000

CORPORATE BONDS AND NOTES (21.8%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Foreign continued
Credit Agricole S.A. 144A
FRN (France)	5.141	8/26/08	$4,000,000	$4,000,000
Credit Agricole S.A. 144A
FRN (France)	4.854	7/22/08	4,000,000	4,000,000
Danske Bank A/S 144A
FRN (Denmark)	4.919	9/19/08	1,000,000	1,000,000
DnB NOR Bank ASA 144A
FRN (Norway)	4.865	9/24/08	4,000,000	4,000,000
HSBC USA, Inc. sr. unsec.
notes FRN, Ser. *
(United Kingdom)	5.038	10/15/08	5,000,000	5,000,000
Lloyds TSB Group PLC
144A FRN, Ser. EXT
(United Kingdom)	5.110	9/5/08	3,000,000	3,000,000
Nordea Bank AB 144A
dep. notes FRN (Sweden)	5.258	10/10/08	2,000,000	2,000,000
Royal Bank of Canada
FRN (Canada)	5.303	10/9/08	800,000	800,469
Svenska Handelsbanken
AB FRN, Ser. MTN
(Sweden)	4.922	9/19/08	2,000,000	1,997,269
Unicredito Italiano Bank
(Ireland) PLC 144A bank
guaranty FRN (Italy)	5.239	8/8/08	2,000,000	2,000,000
Westpac Banking Corp.
144A FRN (Australia)	5.242	9/5/08	4,000,000	4,000,000
Westpac Banking Corp.
144A FRN (Australia)	5.018	9/15/08	2,000,000	2,000,000
				54,439,809

Total corporate bonds and notes (cost $92,885,956)				$92,885,956

CERTIFICATES OF DEPOSIT (15.9%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Bank of Montreal FRN,
Ser. YCD (Canada)	5.601	3/18/08	$1,500,000	$1,500,269
Barclays Bank PLC Ser. CD
(United Kingdom)	5.100	4/17/08	4,000,000	4,000,000
Barclays Bank PLC Ser. ECD
(United Kingdom)	5.555	3/14/08	4,000,000	4,000,079
Barclays Bank PLC Ser. YCD
(United Kingdom)	5.250	3/4/08	2,750,000	2,750,000
Barclays Bank PLC Ser. YCD
(United Kingdom)	5.215	1/17/08	2,000,000	2,000,004
BNP Paribas Ser. CD
(France)	4.940	2/26/08	3,000,000	3,000,000
Calyon FRN, Ser. YCD
(France)	5.176	4/2/08	1,600,000	1,599,906
Canadian Imperial Bank
of Commerce FRN,
Ser. YCD1 (Canada)	4.906	9/22/08	4,000,000	4,000,000
Deutsche Bank AG FRN,
Ser. YCD (Germany)	4.525	4/29/08	3,000,000	3,000,000

280

Putnam VT Money Market Fund

CERTIFICATES OF DEPOSIT (15.9%)* continued

	Yield	Maturity	Principal
	(%)	date	amount	Value

Deutsche Bank AG FRN,
Ser. YCD (Germany)	4.400	4/24/08	$2,000,000	$1,999,868
Fortis Bank SA/NV FRN,
Ser. YCD (Belgium)	4.790	6/30/08	7,100,000	7,094,788
Natixis Ser. YCD (France)	5.190	2/15/08	2,000,000	2,000,000
Nordea Bank Finland PLC
FRN, Ser. YCD (Sweden)	4.780	7/29/08	4,000,000	3,995,316
Royal Bank of Canada FRN,
Ser. YCD (Canada)	4.841	3/24/08	3,000,000	2,999,864
Royal Bank of Scotland PLC
Ser. YCD (United Kingdom)	4.820	2/7/08	3,000,000	3,000,000
Societe Generale Ser. ECD
(France)	5.580	3/10/08	4,000,000	4,000,075
Societe Generale Ser. ECD
(France)	4.860	2/1/08	2,500,000	2,500,000
Swedbank FRN, Ser. YCD
(Sweden)	5.222	9/8/08	4,000,000	3,994,178
Swedbank FRN, Ser. YCD
(Sweden)	5.175	4/3/08	1,000,000	999,937
Swedbank Ser. YCD
(Sweden)	5.235	1/10/08	800,000	799,965
Toronto Dominion Bank
Ser. YCD (Canada)	5.050	3/25/08	2,750,000	2,751,093
Toronto Dominion Bank
Ser. YCD (Canada)	4.680	3/28/08	2,000,000	2,000,000
UniCredito Italiano SpA
FRN, Ser. YCD (Italy)	5.215	5/2/08	1,600,000	1,599,998
UniCredito Italiano SpA
Ser. YCD (Italy)	5.510	1/22/08	2,000,000	2,000,000

Total certificates of deposit (cost $67,585,340)				$67,585,340

COMMERCIAL PAPER (14.8%)*

	Yield	Maturity	Principal
	(%)	date	amount	Value

Domestic (1.6%)
Bank of America Corp.	4.769	2/11/08	$2,000,000	$1,989,272
Vehicle Services
of America, Ltd.
(Bank of America, N.A.
(Letter of Credit (LOC)))	5.031	3/11/08	5,000,000	4,951,681
				6,940,953

Foreign (13.2%)
BNP Paribas Finance, Inc.
(France)	4.947	2/25/08	2,200,000	2,183,514
CBA Delaware Finance
(Australia)	4.983	2/20/08	2,800,000	2,780,867
Danske Corp. (Denmark)	4.582	4/3/08	4,000,000	3,954,197
Danske Corp. 144A FRN
(Denmark)	4.958	12/15/08	3,000,000	3,000,000
Dexia Delaware, LLC
(Belgium)	4.992	2/13/08	4,000,000	3,976,350
Greenwich Capital
Holdings, Inc.
(United Kingdom)	4.919	5/28/08	3,000,000	2,940,800

COMMERCIAL PAPER (14.8%)* continued

	Yield		Maturity	Principal
	(%)		date	amount	Value

Foreign continued
ICICI Bank, Ltd. (Fortis Bank
SA/NV (LOC)) (Belgium)	5.230		4/4/08	$2,600,000	$2,565,377
ICICI Bank, Ltd. (Fortis Bank
SA/NV (LOC)) (Belgium)	5.012		2/5/08	6,580,000	6,548,182
ICICI Bank, Ltd. (Fortis Bank
SA/NV (LOC)) (Belgium)	4.820		5/22/08	2,000,000	1,962,922
Natexis Banq (France)	4.804		2/8/08	2,000,000	1,989,993
Royal Bank of Scotland
Group PLC
(United Kingdom)	5.000		3/13/08	3,000,000	2,970,360
Scotiabanc, Inc. (Canada)	4.599		3/25/08	2,000,000	1,978,514
Societe Generale (France)	4.858		4/4/08	2,000,000	1,974,959
Societe Generale (France)	4.841		2/1/08	4,000,000	3,983,019
Swedbank Mortgage AB
(Sweden)	5.230		4/3/08	2,000,000	1,973,675
Swedbank Mortgage AB
(Sweden)	5.058		1/15/08	3,000,000	2,994,167
UniCredito Italiano Bank
(Ireland) PLC (Italy)	5.261		2/13/08	3,000,000	2,981,545
UniCredito Italiano Bank
(Ireland) PLC (Italy)	4.959		4/16/08	4,000,000	3,942,524
Westpac Securities NZ, Ltd.
(Australia)	5.014		1/15/08	1,300,000	1,297,472
					55,998,437

Total commercial paper (cost $62,939,390)				$62,939,390

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.6%)*

	Yield		Maturity	Principal
	(%)		date	amount	Value

Federal Home Loan Bank
System bonds	4.500		11/7/08	$2,800,000	$2,800,000
Federal Home Loan Bank
System FRB, Ser. 1	4.707		5/13/09	4,000,000	4,000,000

Total U.S. government agency obligations (cost $6,800,000)					$6,800,000

MUNICIPAL BONDS AND NOTES (1.0%)*

	Yield	Maturity		Principal
	(%)	date	Rating**	amount	Value

CO Hsg. & Fin. Auth.
VRDN
(Single Fam.),
Ser. A-1, Class I (M)	5.000	11/1/34	VMIG1	$2,465,000	$2,465,000
(Single Fam. Mtge.),
Ser. B-2 (M)	5.000	11/1/33	VMIG1	1,580,000	1,580,000

Total municipal bonds and notes (cost $4,045,000)					$4,045,000

281

Putnam VT Money Market Fund

PROMISSORY NOTES (0.7%)* (cost $3,000,000)

	Yield	Maturity	Principal
	(%)	date	amount	Value

Goldman Sachs Group, Inc.
(The) FRN (acquired 4/10/07,
cost $3,000,000) ‡	5.273	4/10/08	$3,000,000	$3,000,000

SHORT-TERM INVESTMENTS (2.6%)* (cost $10,961,416)

			Shares	Value

Putnam Prime Money Market Fund (e)			10,961,416	$10,961,416

Total investments (cost $431,523,620)			$431,523,620

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2007
(as a percentage of Portfolio Value):
Australia	2.3%
Belgium	5.1
Canada	3.7
Cayman Islands	0.7
Denmark	1.9
France	8.2
Germany	1.2
Ireland	1.2
Italy	2.9
Netherlands	0.2
Norway	0.9
Portugal	0.8
Spain	0.2
Sweden	4.4
United Kingdom	8.3
United States	58.0

Total	100.0%

See page 305 for Notes to the Portfolios.

282

Putnam VT New Opportunities Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (100.2%)*

	Shares	Value

Advertising and Marketing Services (0.6%)
Omnicom Group, Inc.	124,800	$5,931,744

Aerospace and Defense (2.9%)
Boeing Co. (The)	145,893	12,759,802
Lockheed Martin Corp.	55,300	5,820,878
Precision Castparts Corp.	31,700	4,396,790
Raytheon Co.	97,800	5,936,460
Rockwell Collins, Inc.	25,100	1,806,447
		30,720,377

Airlines (0.2%)
AMR Corp. †	143,800	2,017,514

Automotive (0.4%)
AutoZone, Inc. †	36,748	4,406,453

Banking (0.1%)
UnionBanCal Corp.	30,500	1,491,755

Beverage (1.9%)
Pepsi Bottling Group, Inc. (The)	106,800	4,214,328
PepsiCo, Inc.	213,602	16,212,392
		20,426,720

Biotechnology (3.5%)
Applera Corp. — Applied Biosystems Group	123,500	4,189,120
Genzyme Corp. †	187,121	13,929,287
Gilead Sciences, Inc. †	287,800	13,241,678
Illumina, Inc. †	30,000	1,777,800
Invitrogen Corp. †	17,900	1,672,039
LifeCell Corp. †	52,600	2,267,586
		37,077,510

Building Materials (0.4%)
Sherwin-Williams Co. (The)	80,900	4,695,436

Chemicals (4.2%)
Albemarle Corp.	106,657	4,399,601
Celanese Corp. Ser. A	174,700	7,393,304
CF Industries Holdings, Inc.	25,263	2,780,446
Monsanto Co.	109,458	12,225,364
Mosaic Co. (The) †	82,800	7,811,352
Potash Corp. of Saskatchewan (Canada)	34,900	5,024,204
Sigma-Adrich Corp.	33,800	1,845,480
Terra Industries, Inc. †	59,300	2,832,168
		44,311,919

Coal (0.2%)
Massey Energy Co.	65,100	2,327,325

Commercial and Consumer Services (0.4%)
Chemed Corp.	18,900	1,056,132
Dun & Bradstreet Corp. (The)	23,500	2,082,805
Manpower, Inc.	25,800	1,468,020
		4,606,957

COMMON STOCKS (100.2%)* continued

	Shares	Value

Communications Equipment (3.3%)
Cisco Systems, Inc. †	1,009,413	$27,324,810
Comtech Telecommunications Corp. †	26,300	1,420,463
F5 Networks, Inc. †	121,418	3,462,841
Harris Corp.	45,400	2,845,672
		35,053,786

Computers (5.4%)
ANSYS, Inc. †	67,700	2,806,842
Apple Computer, Inc. †	146,027	28,925,028
Hewlett-Packard Co.	211,767	10,689,998
IBM Corp.	59,395	6,420,600
Insight Enterprises, Inc. †	94,500	1,723,680
Seagate Technology (Cayman Islands)	205,500	5,240,250
Teradata Corp. †	42,500	1,164,925
		56,971,323

Conglomerates (1.4%)
Danaher Corp.	87,618	7,687,603
Honeywell International, Inc.	105,748	6,510,904
		14,198,507

Construction (0.2%)
Layne Christensen Co. †	44,100	2,170,161

Consumer (1.1%)
Black & Decker Manufacturing Co.	21,200	1,476,580
Blue Nile, Inc. †	28,600	1,946,516
Fossil, Inc. †	84,971	3,567,083
Tiffany & Co.	41,300	1,901,039
Tupperware Brands Corp.	72,400	2,391,372
		11,282,590

Consumer Finance (0.7%)
American Express Co.	111,919	5,822,026
Asta Funding, Inc.	45,000	1,189,800
		7,011,826

Consumer Goods (2.3%)
Chattem, Inc. †	23,300	1,760,082
Clorox Co.	98,874	6,443,619
Procter & Gamble Co. (The)	216,418	15,889,410
		24,093,111

Consumer Services (0.4%)
FTI Consulting, Inc. †	33,700	2,077,268
Overstock.com, Inc. †	33,200	515,596
TrueBlue, Inc. †	81,800	1,184,464
		3,777,328

Electric Utilities (1.2%)
Edison International	138,000	7,365,060
Exelon Corp.	64,700	5,282,108
		12,647,168

283

Putnam VT New Opportunities Fund

COMMON STOCKS (100.2%)* continued

	Shares	Value

Electrical Equipment (0.7%)
Emerson Electric Co.	132,800	$7,524,448

Electronics (6.1%)
Altera Corp.	184,441	3,563,400
Amphenol Corp. Class A	192,600	8,930,862
Analog Devices, Inc.	118,100	3,743,770
ARM Holdings PLC ADR
(United Kingdom)	191,182	1,414,747
Avnet, Inc. †	218,400	7,637,448
Intel Corp.	849,457	22,646,524
Mentor Graphics Corp. †	95,600	1,030,568
NVIDIA Corp. †	212,553	7,231,053
Silicon Image, Inc. †	182,400	824,448
Synopsys, Inc. †	156,885	4,068,028
Varian, Inc. †	41,400	2,703,420
		63,794,268

Energy (4.4%)
Cameron International Corp. †	102,600	4,938,138
Grey Wolf, Inc. †	295,200	1,573,416
Halliburton Co.	181,000	6,861,710
National-Oilwell Varco, Inc. †	115,500	8,484,630
Noble Corp.	86,700	4,899,417
Pride International, Inc. †	49,100	1,664,490
Rowan Cos., Inc.	45,800	1,807,268
Schlumberger, Ltd.	145,425	14,305,457
Superior Energy Services †	52,800	1,817,376
		46,351,902

Energy (Other) (0.8%)
Covanta Holding Corp. †	150,600	4,165,596
JA Solar Holdings Co., Ltd. ADR (China) †	29,690	2,072,659
Suntech Power Holdings Co., Ltd. ADR
(China) †	20,900	1,720,488
		7,958,743

Engineering & Construction (1.1%)
Fluor Corp.	24,944	3,634,840
Jacobs Engineering Group, Inc. †	32,200	3,078,642
McDermott International, Inc. †	87,900	5,188,737
		11,902,219

Environmental (0.5%)
Foster Wheeler, Ltd. †	31,100	4,821,122

Financial (0.9%)
Assurant, Inc.	45,500	3,043,950
Interactive Data Corp.	53,600	1,769,336
JPMorgan Chase & Co.	116,867	5,101,245
		9,914,531

Food (0.4%)
Wrigley (Wm.) Jr. Co.	75,604	4,426,614

COMMON STOCKS (100.2%)* continued

	Shares	Value

Health Care Services (4.9%)
Aetna, Inc.	222,100	$12,821,833
Amedisys, Inc. †	27,400	1,329,448
AMERIGROUP Corp. †	173,642	6,329,251
Apria Healthcare Group, Inc. †	50,800	1,095,756
Bio-Rad Laboratories, Inc. Class A †	13,400	1,388,508
Charles River Laboratories International, Inc. †	26,000	1,710,800
Coventry Health Care, Inc. †	135,110	8,005,268
DaVita, Inc. †	37,400	2,107,490
Henry Schein, Inc. †	86,800	5,329,520
Humana, Inc. †	34,800	2,620,788
Laboratory Corp. of America Holdings †	63,500	4,796,155
McKesson Corp.	25,400	1,663,954
Sun Healthcare Group, Inc. †	76,600	1,315,222
WellCare Health Plans, Inc. †	22,900	971,189
		51,485,182

Homebuilding (0.2%)
NVR, Inc. †	3,400	1,781,600

Household Furniture and Appliances (0.4%)
Tempur-Pedic International, Inc.	159,300	4,137,021

Insurance (0.8%)
Allstate Corp. (The)	32,800	1,713,144
American International Group, Inc.	55,700	3,247,310
Arch Capital Group, Ltd. (Bermuda) †	25,400	1,786,890
Markel Corp. †	3,900	1,915,290
		8,662,634

Investment Banking/Brokerage (2.6%)
Affiliated Managers Group †	25,984	3,052,081
Franklin Resources, Inc.	43,345	4,959,968
Goldman Sachs Group, Inc. (The)	38,600	8,300,930
Lazard, Ltd. Class A (Bermuda)	38,100	1,549,908
Lehman Brothers Holdings, Inc.	83,000	5,431,520
MF Global, Ltd. (Bermuda) †	37,300	1,173,831
State Street Corp.	36,400	2,955,680
		27,423,918

Lodging/Tourism (0.1%)
Choice Hotels International, Inc.	42,481	1,410,369

Machinery (1.2%)
AGCO Corp. †	59,500	4,044,810
Cummins, Inc.	16,500	2,101,605
Manitowoc Co., Inc. (The)	66,900	3,266,727
Terex Corp. †	22,010	1,443,196
Timken Co.	64,200	2,108,970
		12,965,308

284

Putnam VT New Opportunities Fund

COMMON STOCKS (100.2%)* continued

	Shares	Value

Manufacturing (1.1%)
ITT Corp.	130,900	$8,644,636
Mettler-Toledo International, Inc.
(Switzerland) †	25,500	2,901,900
		11,546,536

Media (1.0%)
Viacom, Inc. Class B †	123,515	5,424,779
Walt Disney Co. (The)	160,140	5,169,319
		10,594,098

Medical Technology (6.1%)
Baxter International, Inc.	249,926	14,508,204
Becton, Dickinson and Co.	97,970	8,188,333
C.R. Bard, Inc.	33,700	3,194,760
China Medical Technologies, Inc. ADR (China)	51,200	2,272,768
DENTSPLY International, Inc.	87,100	3,921,242
Edwards Lifesciences Corp. †	46,500	2,138,535
Kinetic Concepts, Inc. †	29,300	1,569,308
Medtronic, Inc.	157,793	7,932,254
Meridian Bioscience, Inc.	69,100	2,078,528
Millipore Corp. †	20,100	1,470,918
Nighthawk Radiology Holdings, Inc. †	46,400	976,720
Techne Corp. †	30,600	2,021,130
Waters Corp. †	170,800	13,505,156
		63,777,856

Metals (2.2%)
Agnico-Eagle Mines, Ltd. (Canada)	42,500	2,321,775
AK Steel Holding Corp. †	34,100	1,576,784
Cleveland-Cliffs, Inc.	15,200	1,532,160
Freeport-McMoRan Copper & Gold, Inc.
Class B	54,600	5,593,224
Newmont Mining Corp.	66,997	3,271,464
Nucor Corp.	145,600	8,622,432
		22,917,839

Natural Gas Utilities (0.2%)
ONEOK, Inc.	35,400	1,584,858

Oil & Gas (4.9%)
Exxon Mobil Corp.	205,754	19,277,092
Frontier Oil Corp.	161,000	6,533,380
Holly Corp.	32,800	1,669,192
Noble Energy, Inc.	47,700	3,793,104
Penn West Energy Trust (Canada)	48,400	1,258,400
Petroleo Brasileiro SA ADR (Brazil)	55,854	6,436,615
Tesoro Corp.	103,400	4,932,180
Unit Corp. †	38,300	1,771,375
Western Refining, Inc.	42,413	1,026,819
XTO Energy, Inc.	99,601	5,115,507
		51,813,664

COMMON STOCKS (100.2%)* continued

	Shares	Value

Pharmaceuticals (3.2%)
Cephalon, Inc. †	22,100	$1,585,896
Eli Lilly Co.	145,316	7,758,421
Endo Pharmaceuticals Holdings, Inc. †	144,600	3,856,482
Johnson & Johnson	149,925	9,999,998
Salix Pharmaceuticals, Ltd. †	129,226	1,018,301
Sepracor, Inc. †	155,358	4,078,148
Watson Pharmaceuticals, Inc. †	187,135	5,078,844
		33,376,090

Real Estate (0.3%)
CB Richard Ellis Group, Inc. Class A †	66,900	1,441,695
Jones Lang LaSalle, Inc.	21,200	1,508,592
		2,950,287

Regional Bells (0.6%)
Verizon Communications, Inc.	138,082	6,032,803

Restaurants (2.0%)
Brinker International, Inc.	71,513	1,398,794
CBRL Group, Inc.	40,300	1,305,317
Darden Restaurants, Inc.	45,100	1,249,721
Jack in the Box, Inc. †	52,700	1,358,079
McDonald’s Corp.	152,100	8,960,211
Yum! Brands, Inc.	168,281	6,440,114
		20,712,236

Retail (4.1%)
Aeropostale, Inc. †	101,200	2,681,800
Amazon.com, Inc. †	60,000	5,558,400
Big Lots, Inc. †	76,700	1,226,433
BJ’s Wholesale Club, Inc. †	93,017	3,146,765
CROCS, Inc. †	59,000	2,171,790
CVS Caremark Corp.	146,938	5,840,786
Dress Barn, Inc. †	82,400	1,030,824
EZCORP, Inc. Class A †	76,600	864,814
GameStop Corp. †	109,300	6,788,623
Gap, Inc. (The)	208,200	4,430,496
NBTY, Inc. †	50,500	1,383,700
Priceline.com, Inc. †	19,335	2,220,818
TJX Cos., Inc. (The)	190,523	5,473,726
		42,818,975

Schools (0.1%)
New Oriental Education & Technology
Group ADR (China) †	13,900	1,120,201

Semiconductor (0.9%)
Applied Materials, Inc.	164,729	2,925,587
Atmel Corp. †	323,900	1,399,248
Lam Research Corp. †	46,600	2,014,518
Tessera Technologies, Inc. †	39,000	1,622,400
Verigy, Ltd. (Singapore) †	40,400	1,097,668
		9,059,421

285

Putnam VT New Opportunities Fund

COMMON STOCKS (100.2%)* continued

	Shares	Value

Software (7.8%)
Adobe Systems, Inc. †	189,175	$8,083,448
Aspen Technology, Inc. †	102,400	1,660,928
Autodesk, Inc. †	183,333	9,122,650
BMC Software, Inc. †	292,600	10,428,264
Cadence Design Systems, Inc. †	145,100	2,468,151
Citrix Systems, Inc. †	62,900	2,390,829
Informatica Corp. †	164,700	2,967,894
JDA Software Group, Inc. †	52,500	1,074,150
Microsoft Corp.	1,215,841	43,283,936
		81,480,250

Staffing (0.1%)
Administaff, Inc.	44,800	1,266,944

Technology (0.1%)
ON Semiconductor Corp. †	144,600	1,284,048

Technology Services (4.0%)
Accenture, Ltd. Class A (Bermuda)	313,936	11,311,114
Blue Coat Systems, Inc. †	62,700	2,060,949
Choicepoint, Inc. †	57,000	2,075,940
DST Systems, Inc. †	78,500	6,480,175
eBay, Inc. †	50,800	1,686,052
Google, Inc. Class A †	15,200	10,510,496
Ingram Micro, Inc. Class A †	91,200	1,645,248
Salesforce.com, Inc. †	31,600	1,981,004
Shanda Interactive Entertainment, Ltd.
ADR (China) †	46,200	1,540,308
VeriSign, Inc. †	61,800	2,324,298
		41,615,584

Telecommunications (1.3%)
Brightpoint, Inc. †	142,440	2,187,878
InterDigital, Inc. †	58,500	1,364,805
NeuStar, Inc. Class A †	153,356	4,398,250
NII Holdings, Inc. †	35,700	1,725,024
Novatel Wireless, Inc. †	102,400	1,658,880
Premiere Global Services, Inc. †	145,400	2,159,190
		13,494,027

Textiles (1.1%)
NIKE, Inc. Class B	173,500	11,145,640

Tobacco (2.1%)
Altria Group, Inc.	190,440	14,393,455
Loews Corp. — Carolina Group	91,300	7,787,890
		22,181,345

Toys (0.4%)
Hasbro, Inc.	178,600	4,568,588

COMMON STOCKS (100.2%)* continued

	Shares	Value

Waste Management (0.7%)
Darling International, Inc. †	116,800	$1,350,208
Republic Services, Inc.	116,911	3,665,160
Stericycle, Inc. †	42,600	2,530,440
		7,545,808

Total investments (cost $984,569,542)		$1,052,666,487

See page 305 for Notes to the Portfolios.

286

Putnam VT New Value Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (99.1%)*

	Shares	Value

Aerospace and Defense (1.0%)
Lockheed Martin Corp.	49,268	$5,185,950

Airlines (0.5%)
AMR Corp. †	185,700	2,605,371

Automotive (2.7%)
Ford Motor Co. † (S)	1,341,700	9,029,641
Harley-Davidson, Inc. (S)	116,200	5,427,702
		14,457,343

Banking (3.8%)
Bank of America Corp.	360,400	14,870,104
PNC Financial Services Group	83,800	5,501,470
		20,371,574

Beverage (2.0%)
Molson Coors Brewing Co. Class B	59,900	3,092,038
Pepsi Bottling Group, Inc. (The)	201,200	7,939,352
		11,031,390

Building Materials (0.5%)
Masco Corp. (S)	127,300	2,750,953

Chemicals (2.5%)
Huntsman Corp.	117,800	3,027,460
Rohm & Haas Co.	198,229	10,520,013
		13,547,473

Computers (1.2%)
Dell, Inc. †	112,100	2,747,571
Hewlett-Packard Co.	78,900	3,982,872
		6,730,443

Conglomerates (2.9%)
Honeywell International, Inc.	99,300	6,113,901
Textron, Inc.	83,000	5,917,900
Tyco International, Ltd. (Bermuda)	93,025	3,688,441
		15,720,242

Consumer Finance (3.1%)
Capital One Financial Corp.	220,300	10,411,378
Countrywide Financial Corp.	741,697	6,630,771
		17,042,149

Consumer Goods (1.6%)
Clorox Co.	129,548	8,442,643

Consumer Services (0.9%)
Service Corporation International	353,200	4,962,460

Containers (0.9%)
Crown Holdings, Inc. †	182,700	4,686,255

Electric Utilities (6.6%)
Edison International	209,600	11,186,352
FirstEnergy Corp.	93,200	6,742,088

COMMON STOCKS (99.1%)* continued

	Shares	Value

Electric Utilities continued
PG&E Corp.	262,370	$11,305,523
Sierra Pacific Resources	374,931	6,366,328
		35,600,291

Electrical Equipment (1.0%)
WESCO International, Inc. † (S)	140,700	5,577,348

Electronics (1.1%)
Tyco Electronics, Ltd. (Bermuda)	158,625	5,889,746

Energy (0.9%)
Global Industries, Ltd. † (S)	232,100	4,971,582

Financial (10.3%)
AMBAC Financial Group, Inc.	215,200	5,545,704
Citigroup, Inc.	497,200	14,637,568
Fannie Mae	201,000	8,035,980
JPMorgan Chase & Co.	383,100	16,722,315
MGIC Investment Corp.	234,500	5,259,835
PMI Group, Inc. (The)	227,700	3,023,856
Radian Group, Inc.	202,800	2,368,704
		55,593,962

Food (0.1%)
Kraft Foods, Inc. Class A	18,919	617,327

Health Care Services (3.7%)
Aetna, Inc.	77,500	4,474,075
McKesson Corp.	98,200	6,433,082
UnitedHealth Group, Inc.	154,300	8,980,260
		19,887,417

Homebuilding (0.6%)
Lennar Corp.	183,200	3,277,448

Household Furniture and Appliances (1.1%)
Whirlpool Corp. (S)	72,300	5,901,849

Insurance (6.8%)
ACE, Ltd. (Bermuda)	138,700	8,568,886
Chubb Corp. (The)	306,928	16,752,130
Genworth Financial, Inc. Class A	450,700	11,470,315
		36,791,331

Investment Banking/Brokerage (3.9%)
Bear Stearns Cos., Inc. (The)	108,800	9,601,600
Morgan Stanley	217,500	11,551,425
		21,153,025

Lodging/Tourism (1.0%)
Carnival Corp.	120,900	5,378,841

Medical Technology (1.4%)
Boston Scientific Corp. † (S)	219,600	2,553,948
Covidien, Ltd.	107,025	4,740,137
		7,294,085

287

Putnam VT New Value Fund

COMMON STOCKS (99.1%)* continued

	Shares	Value

Metals (2.8%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	55,700	$5,705,908
Nucor Corp.	156,400	9,262,008
		14,967,916

Oil & Gas (13.7%)
BP PLC ADR (United Kingdom)	55,900	4,090,203
ConocoPhillips	156,800	13,845,440
Exxon Mobil Corp.	273,600	25,633,584
Marathon Oil Corp.	205,700	12,518,902
Occidental Petroleum Corp.	155,500	11,971,945
Valero Energy Corp.	83,800	5,868,514
		73,928,588

Pharmaceuticals (3.1%)
Pfizer, Inc.	551,400	12,533,324
Watson Pharmaceuticals, Inc. †	145,100	3,938,014
		16,471,338

Photography/Imaging (0.5%)
Xerox Corp.	169,500	2,744,205

Publishing (0.8%)
Idearc, Inc.	243,990	4,284,464

Railroads (1.0%)
Norfolk Southern Corp.	108,700	5,482,828

Regional Bells (3.2%)
Verizon Communications, Inc.	398,800	17,423,572

Retail (4.4%)
Big Lots, Inc. † (S)	344,541	5,509,211
Home Depot, Inc. (The)	249,200	6,713,448
Staples, Inc.	277,800	6,408,846
Supervalu, Inc.	140,700	5,279,064
		23,910,569

Schools (0.8%)
Career Education Corp. †	177,590	4,464,613

Software (0.6%)
Oracle Corp. †	142,300	3,213,134

Telecommunications (1.5%)
Embarq Corp.	48,310	2,392,794
Sprint Nextel Corp.	414,000	5,435,820
		7,828,614

Tobacco (2.7%)
Altria Group, Inc.	192,500	14,549,150

Toys (1.0%)
Mattel, Inc.	277,100	5,275,984

Waste Management (0.9%)
Waste Management, Inc.	148,300	4,844,961

Total common stocks (cost $498,076,791)		$534,858,434

SHORT-TERM INVESTMENTS (5.4%)* (cost $29,132,175)

	Principal amount	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$29,197,231	$29,132,175

Total investments (cost $527,208,966)		$563,990,609

See page 305 for Notes to the Portfolios.

288

Putnam VT OTC & Emerging Growth Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (97.3%)*

	Shares	Value

Advertising and Marketing Services (0.7%)
FTD Group, Inc.	38,629	$497,542

Aerospace and Defense (4.5%)
Alliant Techsystems, Inc. † (S)	6,500	739,440
Curtiss-Wright Corp. (S)	14,000	702,800
Goodrich Corp.	10,100	713,161
L-3 Communications Holdings, Inc.	8,200	868,708
Spirit Aerosystems Holdings, Inc. Class A †	11,100	382,950
		3,407,059

Agriculture (0.2%)
Agria Corp. ADR (China) †	16,400	170,396

Automotive (0.5%)
BorgWarner, Inc.	7,100	343,711

Banking (1.1%)
New York Community Bancorp, Inc.	49,100	863,178

Basic Materials (0.3%)
Ceradyne, Inc. †	5,100	239,343

Biotechnology (2.0%)
Applera Corp. — Applied Biosystems Group	15,500	525,760
Medicines Co. †	16,900	323,804
PDL BioPharma, Inc. † (S)	38,400	672,768
		1,522,332

Building Materials (0.5%)
Sherwin-Williams Co. (The)	6,000	348,240

Cable Television (1.2%)
Echostar Communications Corp. Class A †	9,700	365,884
Liberty Global, Inc. Class A †	14,200	556,498
		922,382

Chemicals (3.2%)
Albemarle Corp.	18,200	750,750
Sigma-Adrich Corp.	10,100	551,460
Terra Industries, Inc. †	24,300	1,160,568
		2,462,778

Coal (0.6%)
Massey Energy Co.	12,600	450,450

Commercial and Consumer Services (5.4%)
Chemed Corp.	6,300	352,044
Equifax, Inc.	14,000	509,040
Jackson Hewitt Tax Service, Inc. (S)	34,000	1,079,500
Morningstar, Inc. †	4,300	334,325
Pre-Paid Legal Services, Inc. † (S)	8,677	480,272
Sotheby’s Holdings, Inc. Class A (S)	5,229	199,225
URS Corp. †	14,000	760,620
Watson Wyatt Worldwide, Inc. Class A	8,100	375,921
		4,090,947

COMMON STOCKS (97.3%)* continued

	Shares	Value

Communications Equipment (1.4%)
F5 Networks, Inc. †	19,900	$567,548
Harris Corp.	8,368	524,506
		1,092,054

Computers (5.2%)
Acme Packet, Inc. †	21,300	268,167
ANSYS, Inc. †	19,084	791,223
Avocent Corp. † (S)	18,432	429,650
Electronics for Imaging, Inc. †	17,100	384,408
Jack Henry & Associates, Inc.	17,100	416,214
National Instruments Corp.	24,300	809,919
NCR Corp. †	15,700	394,070
Nuance Communications, Inc. †	11,800	220,424
Solera Holdings, Inc. †	11,200	277,536
		3,991,611

Construction (2.0%)
Chicago Bridge & Iron Co., NV
(Netherlands)	25,600	1,547,264

Consumer Goods (0.3%)
Jarden Corp. †	8,000	188,880

Consumer Services (1.0%)
SRA International, Inc. Class A †	14,500	427,025
WebMD Health Corp. Class A † (S)	7,617	312,830
		739,855

Electronics (6.0%)
Altera Corp.	40,900	790,188
Amphenol Corp. Class A	19,200	890,304
Avnet, Inc. †	30,600	1,070,082
General Cable Corp. † (S)	6,700	490,976
Intermec, Inc. † (S)	7,000	142,170
Mentor Graphics Corp. †	45,500	490,490
Silicon Laboratories, Inc. †	7,700	288,211
Trimble Navigation, Ltd. †	13,200	399,168
		4,561,589

Energy (4.7%)
Cameron International Corp. †	21,800	1,049,234
Core Laboratories NV
(Netherlands) †	3,500	436,520
FMC Technologies, Inc. †	11,600	657,720
Hercules Offshore, Inc. † (S)	22,900	544,562
National-Oilwell Varco, Inc. †	5,700	418,722
Smith International, Inc.	6,200	457,870
		3,564,628

Energy (Other) (2.8%)
Compagnie Generale de
Geophysique-Veritas SA ADR (France) †	12,400	695,020
JA Solar Holdings Co., Ltd. ADR (China) †	4,400	307,164
Suntech Power Holdings Co., Ltd.
ADR (China) † (S)	14,200	1,168,944
		2,171,128

289

Putnam VT OTC & Emerging Growth Fund

COMMON STOCKS (97.3%)* continued

	Shares	Value

Engineering & Construction (3.2%)
KBR, Inc. †	23,800	$923,440
McDermott International, Inc. †	26,100	1,540,683
		2,464,123

Environmental (1.7%)
Foster Wheeler, Ltd. †	8,600	1,333,172

Financial (3.6%)
AMBAC Financial Group, Inc.	16,600	427,782
FCStone Group, Inc. †	6,892	317,239
Intercontinental Exchange, Inc. †	6,500	1,251,250
Nasdaq Stock Market, Inc. (The) †	15,940	788,871
		2,785,142

Food (0.5%)
Dean Foods Co.	14,800	382,728

Forest Products and Packaging (0.6%)
Plum Creek Timber Company, Inc. (R)	10,700	492,628

Health Care Services (8.7%)
Amedisys, Inc. † (S)	23,900	1,159,628
Cerner Corp. †	9,200	518,880
Charles River Laboratories
International, Inc. †	14,500	954,100
DaVita, Inc. †	16,900	952,315
Health Net, Inc. †	19,400	937,020
Laboratory Corp. of America Holdings †	17,100	1,291,563
Lincare Holdings, Inc. †	24,200	850,872
		6,664,378

Household Furniture and Appliances (0.4%)
Whirlpool Corp. (S)	3,600	293,868

Investment Banking/Brokerage (1.4%)
Affiliated Managers Group †	3,800	446,348
MF Global, Ltd. (Bermuda) †	19,837	624,270
		1,070,618

Lodging/Tourism (0.3%)
Wyndham Worldwide Corp.	9,800	230,888

Machinery (2.6%)
AGCO Corp. †	14,300	972,114
Manitowoc Co., Inc. (The)	14,000	683,620
Parker-Hannifin Corp.	4,800	361,488
		2,017,222

Medical Technology (7.0%)
C.R. Bard, Inc. (S)	10,300	976,440
DENTSPLY International, Inc.	20,600	927,412
Kinetic Concepts, Inc. †	9,990	535,064
Meridian Bioscience, Inc.	8,100	243,648
PerkinElmer, Inc.	13,500	351,270
Respironics, Inc. †	19,300	1,263,764

COMMON STOCKS (97.3%)* continued

	Shares	Value

Medical Technology continued
Varian Medical Systems, Inc. †	6,600	$344,256
Waters Corp. †	7,800	616,746
West Pharmaceutical Services, Inc.	2,466	100,095
		5,358,695

Metals (4.9%)
Market Vectors Gold Miners ETF
(Exchange-traded fund)	11,500	527,275
Novagold Resources, Inc. (Canada) †	53,599	437,368
PAN American Silver Corp. (Canada) †	21,300	744,009
Steel Dynamics, Inc. (S)	13,504	804,433
Western Goldfields, Inc. (Canada) †	139,500	531,495
Yamana Gold, Inc. (Canada)	54,300	702,642
		3,747,222

Oil & Gas (4.0%)
Frontier Oil Corp.	18,700	758,846
Helmerich & Payne, Inc.	18,500	741,295
Southwestern Energy Co. †	10,400	579,488
Tesoro Corp. (S)	21,000	1,001,700
		3,081,329

Pharmaceuticals (3.2%)
Cephalon, Inc. † (S)	17,400	1,248,624
Salix Pharmaceuticals, Ltd. † (S)	47,122	371,321
Sepracor, Inc. †	20,400	535,500
Watson Pharmaceuticals, Inc. †	11,900	322,966
		2,478,411

Restaurants (0.2%)
Domino’s Pizza, Inc. (S)	13,600	179,928

Retail (2.9%)
Abercrombie & Fitch Co. Class A	6,400	511,808
Aeropostale, Inc. † (S)	26,000	689,000
Brown Shoe Co., Inc.	11,500	174,455
Expedia, Inc. †	5,900	186,558
USANA Health Sciences, Inc. † (S)	11,500	426,420
Wolverine World Wide, Inc.	10,200	250,104
		2,238,345

Schools (1.1%)
Apollo Group, Inc. Class A †	7,300	512,095
Career Education Corp. †	12,100	304,194
		816,289

Semiconductor (0.4%)
Advanced Energy
Industries, Inc. † (S)	21,000	274,680

Shipping (1.3%)
Omega Navigation Enterprises, Inc.
(Marshall Islands) (S)	24,600	387,450
Overseas Shipholding Group	8,000	595,440
		982,890

290

Putnam VT OTC & Emerging Growth Fund

COMMON STOCKS (97.3%)* continued

	Shares	Value

Software (2.7%)
BMC Software, Inc. †	15,400	$548,856
Cadence Design Systems, Inc. † (S)	24,300	413,343
Informatica Corp. †	26,200	472,124
JDA Software Group, Inc. †	28,900	591,294
		2,025,617

Technology (0.7%)
Affiliated Computer Services, Inc. Class A †	11,600	523,160

Technology Services (1.2%)
DST Systems, Inc. † (S)	6,700	553,085
Shanda Interactive Entertainment,
Ltd. ADR (China) †	10,200	340,068
		893,153

Telecommunications (0.7%)
NeuStar, Inc. Class A † (S)	18,100	519,108

Transportation Services (0.4%)
Landstar Systems, Inc.	6,700	282,405

Total common stocks (cost $64,815,799)		$74,311,366

SHORT-TERM INVESTMENTS (18.1%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$11,245,106	$11,220,050
Putnam Prime Money Market Fund (e)	2,629,596	2,629,596

Total short-term investments (cost $13,849,646)		$13,849,646

Total investments (cost $78,665,445)		$88,161,012

WRITTEN OPTIONS OUTSTANDING at 12/31/07
(premiums received $16,337)

	Contract	Expiration date/
	amount	strike price	Value

Aeropostale, Inc. (Call)	$11,280	Jan 08/$27.23	$12,002

See page 305 for Notes to the Portfolios.

291

Putnam VT Research Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (98.3%)*

	Shares	Value

Advertising and Marketing Services (1.5%)
Omnicom Group, Inc. (S)	42,900	$2,039,037

Aerospace and Defense (2.9%)
Boeing Co. (The)	25,900	2,265,214
Lockheed Martin Corp.	16,700	1,757,842
		4,023,056

Airlines (0.8%)
AMR Corp. † (S)	43,600	611,708
JetBlue Airways Corp. † (S)	87,600	516,840
		1,128,548

Automotive (0.7%)
Harley-Davidson, Inc.	19,700	920,187

Banking (3.5%)
Bank of America Corp. #	72,600	2,995,476
Wells Fargo & Co.	59,100	1,784,229
		4,779,705

Beverage (0.7%)
PepsiCo, Inc.	11,800	895,620

Biotechnology (2.1%)
Amgen, Inc. †	26,200	1,216,728
Biogen Idec, Inc. †	15,700	893,644
Genzyme Corp. †	10,200	759,288
		2,869,660

Chemicals (0.7%)
Celanese Corp. Ser. A	23,500	994,520

Commercial and Consumer Services (1.0%)
Dun & Bradstreet Corp. (The)	15,300	1,356,039

Communications Equipment (3.2%)
Alcatel SA ADR (France)	122,200	894,504
Cisco Systems, Inc. †	92,200	2,495,854
Corning, Inc.	43,400	1,041,166
		4,431,524

Computers (1.8%)
Hewlett-Packard Co.	36,500	1,842,520
Sun Microsystems, Inc. †	36,275	657,666
		2,500,186

Conglomerates (1.2%)
Danaher Corp. (S)	18,600	1,631,964

Consumer Finance (2.3%)
Capital One Financial Corp.	45,800	2,164,508
Countrywide Financial Corp.	114,700	1,025,418
		3,189,926

COMMON STOCKS (98.3)* continued

	Shares	Value

Consumer Goods (4.2%)
Clorox Co.	29,200	$1,902,964
Newell Rubbermaid, Inc.	44,800	1,159,424
Procter & Gamble Co. (The)	37,300	2,738,566
		5,800,954

Consumer Services (0.9%)
Liberty Media Holding Corp. —
Interactive Class A †	63,100	1,203,948

Electric Utilities (3.5%)
Edison International	19,785	1,055,925
Entergy Corp.	10,400	1,243,008
Exelon Corp.	20,400	1,665,456
PG&E Corp.	20,700	891,963
		4,856,352

Electronics (1.2%)
Texas Instruments, Inc.	50,000	1,670,000

Energy (2.0%)
Cameron International Corp. †	15,400	741,202
Global Industries, Ltd. †	48,700	1,043,154
National-Oilwell Varco, Inc. †	13,900	1,021,094
		2,805,450

Financial (2.4%)
AMBAC Financial Group, Inc.	40,000	1,030,800
MGIC Investment Corp.	21,300	477,759
Moody’s Corp.	20,600	735,420
PMI Group, Inc. (The)	47,500	630,800
Radian Group, Inc.	40,300	470,704
		3,345,483

Health Care Services (2.4%)
Cardinal Health, Inc.	12,200	704,550
CIGNA Corp.	11,200	601,776
Health Management Associates, Inc.
Class A	59,000	352,820
Quest Diagnostics, Inc.	13,800	730,020
WellPoint, Inc. †	10,900	956,257
		3,345,423

Insurance (3.4%)
American International Group, Inc.	66,800	3,894,440
Genworth Financial, Inc. Class A	28,700	730,415
		4,624,855

Investment Banking/Brokerage (5.0%)
Bear Stearns Cos., Inc. (The)	13,000	1,147,250
BlackRock, Inc.	4,900	1,062,320
Goldman Sachs Group, Inc. (The)	13,300	2,860,165
Lehman Brothers Holdings, Inc.	27,700	1,812,688
		6,882,423

292

Putnam VT Research Fund

COMMON STOCKS (98.3)* continued

	Shares	Value

Lodging/Tourism (1.5%)
Carnival Corp.	9,700	$431,553
Wyndham Worldwide Corp.	68,600	1,616,216
		2,047,769

Machinery (2.3%)
Caterpillar, Inc.	19,000	1,378,640
Terex Corp. †	27,000	1,770,390
		3,149,030

Manufacturing (0.9%)
Illinois Tool Works, Inc.	23,400	1,252,836

Medical Technology (3.4%)
Becton, Dickinson and Co.	11,900	994,602
Boston Scientific Corp. †	70,800	823,404
Covidien, Ltd.	19,425	860,333
Medtronic, Inc.	23,000	1,156,210
St. Jude Medical, Inc. †	20,900	849,376
		4,683,925

Metals (2.7%)
Freeport-McMoRan Copper &
Gold, Inc. Class B	11,000	1,126,840
Nucor Corp.	25,000	1,480,500
United States Steel Corp. (S)	9,400	1,136,554
		3,743,894

Oil & Gas (10.8%)
Apache Corp.	17,300	1,860,442
BP PLC ADR (United Kingdom)	22,500	1,646,325
ConocoPhillips	36,600	3,231,780
Devon Energy Corp.	19,000	1,689,290
Marathon Oil Corp.	45,200	2,750,872
Total SA ADR (France)	27,700	2,288,020
Valero Energy Corp.	19,400	1,358,582
		14,825,311

Pharmaceuticals (3.8%)
Barr Pharmaceuticals, Inc. †	12,300	653,130
Johnson & Johnson	39,900	2,661,330
Mylan Laboratories, Inc.	40,100	563,806
Pfizer, Inc.	59,800	1,359,254
		5,237,520

Publishing (1.7%)
Idearc, Inc.	75,275	1,321,829
McGraw-Hill Cos., Inc. (The)	22,800	998,868
		2,320,697

Real Estate (1.0%)
CB Richard Ellis Group, Inc.
Class A †	27,900	601,245
General Growth Properties, Inc. (R)	18,900	778,302
		1,379,547

COMMON STOCKS (98.3)* continued

	Shares	Value

Regional Bells (2.4%)
Verizon Communications, Inc.	75,200	$3,285,488

Restaurants (0.6%)
Yum! Brands, Inc.	21,000	803,670

Retail (5.3%)
Best Buy Co., Inc. (S)	35,800	1,884,870
JC Penney Co., Inc. (Holding Co.)	14,300	629,057
Lowe’s Cos., Inc.	44,700	1,011,114
Nordstrom, Inc.	34,700	1,274,531
Staples, Inc.	79,800	1,840,986
TJX Cos., Inc. (The)	20,200	580,346
		7,220,904

Schools (1.0%)
Apollo Group, Inc. Class A †	9,900	694,485
Career Education Corp. †	26,500	666,210
		1,360,695

Semiconductor (0.7%)
Atmel Corp. †	161,800	698,976
Formfactor, Inc. †	9,076	300,416
		999,392

Software (5.8%)
Adobe Systems, Inc. †	37,100	1,585,283
Microsoft Corp.	123,800	4,407,280
Parametric Technology Corp. †	36,200	646,170
Symantec Corp. † (S)	81,900	1,321,866
		7,960,599

Technology (0.5%)
Affiliated Computer Services, Inc.
Class A †	14,200	640,420

Technology Services (3.4%)
Accenture, Ltd. Class A (Bermuda)	35,500	1,279,065
Computer Sciences Corp. †	23,600	1,167,492
eBay, Inc. †	38,500	1,277,815
Iron Mountain, Inc. †	11,300	418,326
Western Union Co. (The)	24,000	582,720
		4,725,418

Telecommunications (1.1%)
Sprint Nextel Corp.	119,400	1,567,722

Tobacco (1.1%)
Altria Group, Inc.	20,500	1,549,390

Transportation Services (0.3%)
United Parcel Service, Inc.
Class B (S)	5,300	374,816

Trucks & Parts (0.6%)
WABCO Holdings, Inc.	15,200	761,368

Total common stocks (cost $140,253,215)		$135,185,271

293

Putnam VT Research Fund

SHORT-TERM INVESTMENTS (4.2%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	2,543,520	$2,543,520
Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$3,258,982	3,251,720

Total short-term investments (cost $5,795,240)		$5,795,240

Total investments (cost $146,048,455)		$140,980,511

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/07
(aggregate face value $4,197)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Japanese Yen	$4,297	$4,197	2/20/08	$100

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/07
(aggregate face value $4,903,403)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

British Pound	$1,704,419	$1,764,404	3/19/08	$59,985
Euro	3,134,229	3,134,797	3/19/08	568
Japanese Yen	4,297	4,202	2/20/08	(95)

Total				$60,458

FUTURES CONTRACTS OUTSTANDING at 12/31/07

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

S&P 500 Index (Long)	6	$2,215,800	Mar-08	$28,464

See page 305 for Notes to the Portfolios.

294

Putnam VT Small Cap Value Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (98.9%)*

	Shares	Value

Advertising and Marketing Services (0.8%)
Nu Skin Enterprises, Inc. Class A	225,711	$3,708,432

Aerospace and Defense (1.7%)
DRS Technologies, Inc. (S)	62,300	3,381,021
Innovative Solutions &
Support, Inc. † (S)	195,600	1,895,364
Teledyne Technologies, Inc. †	51,100	2,725,163
		8,001,548

Airlines (0.9%)
SkyWest, Inc.	162,700	4,368,495

Automotive (1.4%)
American Axle & Manufacturing
Holdings, Inc. (S)	109,300	2,035,166
ArvinMeritor, Inc. (S)	142,400	1,670,352
Snap-On, Inc.	63,500	3,063,240
		6,768,758

Banking (6.8%)
BancTec, Inc. 144A †	456,900	2,741,400
BankUnited Financial Corp. Class A	161,700	1,115,730
City Holding Co.	82,200	2,781,648
Colonial Bancgroup, Inc.	185,500	2,511,670
Columbia Banking Systems, Inc.	99,300	2,952,189
East West Bancorp, Inc.	88,700	2,149,201
FirstFed Financial Corp. †	71,900	2,575,458
Hanmi Financial Corp.	228,700	1,971,394
PFF Bancorp, Inc.	253,700	3,054,548
Provident Bankshares Corp.	101,100	2,162,529
Renasant Corp.	142,308	3,069,584
Sterling Bancshares, Inc.	278,250	3,105,270
Webster Financial Corp.	77,400	2,474,478
		32,665,099

Basic Materials (0.4%)
Ameron International Corp.	22,830	2,103,785

Building Materials (2.5%)
Comfort Systems USA, Inc.	337,300	4,310,694
Interface, Inc. Class A	215,900	3,523,488
Lennox International, Inc. (S)	101,412	4,200,485
		12,034,667

Chemicals (2.9%)
Airgas, Inc.	73,000	3,804,030
Olin Corp.	152,700	2,951,691
Omnova Solutions, Inc. †	499,100	2,201,031
RPM, Inc.	119,900	2,433,970
Spartech Corp.	187,600	2,645,160
		14,035,882

COMMON STOCKS (98.9%)* continued

	Shares	Value

Commercial and Consumer Services (2.5%)
Aaron Rents, Inc. (S)	111,620	$2,147,569
Advance America Cash Advance
Centers, Inc.	136,300	1,384,808
CBIZ, Inc. †	220,900	2,167,029
Maximus, Inc. (S)	69,000	2,664,090
URS Corp. † (S)	66,500	3,612,945
		11,976,441

Communications Equipment (0.7%)
Belden, Inc. (S)	71,600	3,186,200

Computers (2.7%)
Agilysys, Inc.	192,445	2,909,768
Emulex Corp. † (S)	174,400	2,846,208
Monotype Imaging Holdings, Inc. †	221,770	3,364,251
Smart Modular Technologies
WWH, Inc. †	395,800	4,029,244
		13,149,471

Conglomerates (1.4%)
AMETEK, Inc.	96,050	4,498,982
Crane Co.	50,000	2,145,000
		6,643,982

Construction (0.5%)
Drew Industries, Inc. †	93,600	2,564,640

Consumer Finance (0.7%)
Capital Trust, Inc. Class A (R)	103,249	3,164,582

Consumer Goods (0.6%)
Prestige Brands Holdings, Inc. †	375,300	2,807,244

Consumer Services (0.6%)
Stamps.com, Inc. †	239,100	2,912,238

Distribution (1.0%)
Spartan Stores, Inc.	203,300	4,645,405

Electric Utilities (2.9%)
Black Hills Corp. (S)	65,492	2,888,197
UIL Holdings Corp.	97,300	3,595,235
UniSource Energy Corp.	99,500	3,139,225
Westar Energy, Inc.	159,500	4,137,430
		13,760,087

Electrical Equipment (0.6%)
WESCO International, Inc. †	68,200	2,703,448

Electronics (5.7%)
Avnet, Inc. †	83,897	2,933,878
Benchmark Electronics, Inc. † (S)	152,965	2,712,069
General Cable Corp. † (S)	52,863	3,873,801
Mentor Graphics Corp. † (S)	205,800	2,218,524
Microsemi Corp. †	119,700	2,650,158
MoSys, Inc. † (S)	165,084	800,657

295

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.9%)* continued

	Shares	Value

Electronics continued
Park Electrochemical Corp.	116,556	$3,291,541
Technitrol, Inc.	121,700	3,478,186
TTM Technologies, Inc. † (S)	241,100	2,811,226
X-Rite, Inc. † (S)	229,700	2,669,114
		27,439,154

Energy (2.8%)
Exterran Holdings, Inc. †	38,000	3,108,400
GulfMark Offshore, Inc. †	114,600	5,362,134
Tidewater, Inc. (S)	84,700	4,646,642
		13,117,176

Entertainment (0.1%)
Carmike Cinemas, Inc. (S)	33,695	244,626

Financial (0.9%)
Advanta Corp. Class B	232,600	1,877,082
Financial Federal Corp.	97,400	2,171,046
		4,048,128

Food (2.1%)
Chiquita Brands
International, Inc. † (S)	147,900	2,719,881
Ruddick Corp. (S)	145,300	5,037,551
Weiss Markets, Inc.	58,900	2,352,466
		10,109,898

Forest Products and Packaging (1.1%)
Grief, Inc. Class A	53,100	3,471,147
Universal Forest Products, Inc. (S)	55,600	1,637,976
		5,109,123

Health Care Services (3.4%)
AMERIGROUP Corp. †	98,200	3,579,390
AMN Healthcare Services, Inc. †	168,700	2,896,579
Healthspring, Inc. † (S)	222,870	4,245,674
Hooper Holmes, Inc. †	1,069,600	1,839,712
Pediatrix Medical Group, Inc. †	52,900	3,605,135
		16,166,490

Household Furniture and Appliances (0.7%)
Tempur-Pedic International, Inc. (S)	126,319	3,280,504

Insurance (8.2%)
American Equity Investment Life
Holding Co.	447,200	3,707,288
FBL Financial Group, Inc. Class A	91,005	3,142,403
Infinity Property & Casualty Corp.	78,400	2,832,592
Landamerica Financial Group, Inc.	48,500	1,622,325
Navigators Group, Inc. †	65,000	4,225,000
Philadelphia Consolidated
Holding Corp. †	96,600	3,801,210
Phoenix Companies, Inc. (The)	246,800	2,929,516
Presidential Life Corp.	195,830	3,428,983
Safety Insurance Group, Inc.	98,400	3,603,408

COMMON STOCKS (98.9%)* continued

	Shares	Value

Insurance continued
Selective Insurance Group	180,152	$4,141,694
State Auto Financial Corp.	108,100	2,843,030
Zenith National Insurance Corp.	63,450	2,838,119
		39,115,568

Investment Banking/Brokerage (2.1%)
MCG Capital Corp.	250,600	2,904,454
Pzena Investment Management, Inc.
Class A (S)	75,280	858,192
SWS Group, Inc.	149,800	1,897,966
TradeStation Group, Inc. †	294,600	4,186,266
		9,846,878

Leisure (0.5%)
Arctic Cat, Inc. (S)	205,276	2,450,995

Machinery (0.9%)
Applied Industrial Technologies, Inc. (S)	84,600	2,455,092
Imation Corp. (S)	91,100	1,913,100
		4,368,192

Manufacturing (1.0%)
EnPro Industries, Inc. † (S)	83,600	2,562,340
Smith (A.O.) Corp.	65,600	2,299,280
		4,861,620

Media (0.5%)
Journal Communications, Inc.
Class A	251,000	2,243,940

Medical Technology (2.7%)
Cutera, Inc. †	168,680	2,648,276
Datascope Corp.	48,600	1,769,040
Hanger Orthopedic Group, Inc. †	206,161	2,269,833
PSS World Medical, Inc. † (S)	167,400	3,276,018
Vital Signs, Inc.	56,520	2,889,302
		12,852,469

Metal Fabricators (1.2%)
Mueller Industries, Inc.	93,200	2,701,868
USEC, Inc. † (S)	317,010	2,853,090
		5,554,958

Metals (2.4%)
Haynes International, Inc. †	45,300	3,148,350
Quanex Corp. (S)	72,100	3,741,990
Steel Dynamics, Inc. (S)	75,200	4,479,664
		11,370,004

Natural Gas Utilities (2.4%)
Energen Corp.	60,700	3,898,761
Laclede Group, Inc. (The)	106,300	3,639,712
Southwest Gas Corp.	135,000	4,018,950
		11,557,423

296

Putnam VT Small Cap Value Fund

COMMON STOCKS (98.9%)* continued

	Shares	Value

Office Equipment & Supplies (0.5%)
Ennis Inc.	143,100	$2,575,800

Oil & Gas (3.9%)
Cabot Oil & Gas Corp. Class A (S)	93,100	3,758,447
Energy Partners, Ltd. †	237,000	2,798,970
Pioneer Drilling Co. †	264,000	3,136,320
St. Mary Land & Exploration Co. (S)	118,760	4,585,324
Swift Energy Co. †	96,400	4,244,492
		18,523,553

Pharmaceuticals (1.1%)
Owens & Minor, Inc. (S)	50,600	2,146,958
Sciele Pharma, Inc. † (S)	145,600	2,977,520
		5,124,478

Publishing (0.4%)
GateHouse Media, Inc. (S)	200,220	1,757,932

Real Estate (5.6%)
Arbor Realty Trust, Inc (R)	191,000	3,077,010
Deerfield Capital Corp. (R) (S)	317,000	2,536,000
DiamondRock Hospitality Co. (R)	183,370	2,746,883
Entertainment Properties Trust (R)	63,762	2,996,814
Getty Realty Corp. (R)	145,500	3,881,940
Gramercy Capital Corp. (R)	119,600	2,907,476
Hersha Hospitality Trust (R)	267,400	2,540,300
M/I Schottenstein Homes, Inc.	84,400	886,200
National Health Investors, Inc. (R)	85,730	2,391,867
NorthStar Realty Finance Corp. (R)	283,000	2,524,360
		26,488,850

Retail (4.0%)
Cache, Inc. †	173,750	1,622,825
EZCORP, Inc. Class A †	250,137	2,824,047
Haverty Furniture Cos., Inc. (S)	217,700	1,957,123
Jos. A. Bank Clothiers, Inc. † (S)	109,400	3,112,430
Nautilus, Inc. (S)	297,751	1,444,092
Stage Stores, Inc.	165,450	2,448,660
Toro Co. (The) (S)	46,300	2,520,572
Wolverine World Wide, Inc.	119,850	2,938,722
		18,868,471

Semiconductor (3.3%)
Brooks Automation, Inc. † (S)	180,000	2,377,800
Cohu, Inc.	134,600	2,059,380
GSI Group, Inc. (Canada) †	288,976	2,670,138
Pericom Semiconductor Corp. †	165,900	3,102,330
Standard Microsystems Corp. †	85,701	3,348,338
Ultra Clean Holdings †	190,355	2,322,331
		15,880,317

Shipping (0.5%)
Arkansas Best Corp. (S)	113,200	2,483,608

COMMON STOCKS (98.9%)* continued

	Shares	Value

Software (0.9%)
Chordiant Software, Inc. †	137,000	$1,171,350
Parametric Technology Corp. †	185,100	3,304,035
		4,475,385

Staffing (1.2%)
Gevity HR, Inc.	349,600	2,688,424
MPS Group, Inc. † (S)	273,800	2,995,372
		5,683,796

Technology (1.3%)
CACI International, Inc. Class A †	71,300	3,192,100
EMS Technologies, Inc. †	95,500	2,887,920
		6,080,020

Technology Services (0.7%)
United Online, Inc. (S)	279,600	3,304,872

Telecommunications (4.7%)
Alaska Communications Systems Group, Inc.	201,800	3,027,000
Brightpoint, Inc. † (S)	301,750	4,634,880
Centennial Communications Corp. †	352,100	3,271,009
Earthlink, Inc. † (S)	426,502	3,015,369
GeoEye, Inc. †	140,112	4,714,769
Gilat Satellite Networks, Ltd. (Israel) †	337,673	3,474,655
		22,137,682

Textiles (0.5%)
Phillips-Van Heusen Corp. (S)	62,100	2,289,006

Total common stocks (cost $417,398,884)		$470,611,320

SHORT-TERM INVESTMENTS (20.2%)*

Principal amount/shares		Value

Putnam Prime Money Market Fund (e)	3,553,083	$3,553,083
Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$92,891,790	92,684,811

Total short-term investments (cost $96,237,894)		$96,237,894

Total investments (cost $513,636,778)		$566,849,214

See page 305 for Notes to the Portfolios.

297

Putnam VT Utilities Growth and Income Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (99.3%)*

	Shares	Value

Electric Utilities (64.7%)
Alliant Energy Corp.	78,958	$3,212,801
American Electric Power Co., Inc.	58,400	2,719,104
Chubu Electric Power, Inc. (Japan)	94,400	2,472,078
CMS Energy Corp. (S)	264,617	4,599,043
Consolidated Edison, Inc. (S)	57,900	2,828,415
Constellation Energy Group, Inc.	110,814	11,361,759
Dominion Resources, Inc. (S)	282,746	13,416,298
DPL, Inc. (S)	118,652	3,518,032
DTE Energy Co.	96,800	4,255,328
Duke Energy Corp.	436,226	8,798,678
E.On AG (Germany)	24,230	5,137,440
Edison International	210,915	11,256,534
Electric Power Development Co. (Japan)	32,500	1,209,486
Electricite de France (France)	18,097	2,141,572
Enel SpA (Italy)	401,573	4,733,146
Entergy Corp.	147,214	17,595,017
Exelon Corp.	374,815	30,599,897
FirstEnergy Corp. (S)	193,535	14,000,322
FPL Group, Inc.	216,993	14,707,786
Hawaiian Electric Industries, Inc.	74,800	1,703,196
Iberdrola SA (Spain)	332,667	5,028,879
ITC Holdings Corp.	71,400	4,028,388
Northeast Utilities	126,825	3,970,891
PG&E Corp.	315,979	13,615,535
Progress Energy, Inc.	74,032	3,585,370
Public Service Enterprise
Group, Inc.	144,148	14,161,100
RWE AG (Germany)	38,605	5,402,106
SCANA Corp.	57,400	2,419,410
Sierra Pacific Resources	250,958	4,261,267
Southern Co. (The) (S)	184,768	7,159,760
Spectra Energy Corp.	199,813	5,159,172
Suez SA (France)	98,264	6,651,501
Tohoku Electric Power Co., Inc. (Japan)	72,600	1,640,916
TransAlta Corp. (Canada)	21,623	726,430
Wisconsin Energy Corp.	171,604	8,358,831
		246,435,488

Energy (Other) (0.9%)
Comverge, Inc. † (S)	60,900	1,917,741
Covanta Holding Corp. † (S)	57,054	1,578,114
		3,495,855

Engineering & Construction (1.0%)
Bouygues SA (France)	47,116	3,901,024

Natural Gas Utilities (9.4%)
Centrica PLC (United Kingdom)	138,250	979,681
Energen Corp.	39,500	2,537,085
Equitable Resources, Inc.	146,577	7,809,623
MDU Resources Group, Inc.	106,744	2,947,202

COMMON STOCKS (99.3%)* continued

	Shares	Value

Natural Gas Utilities continued
NiSource, Inc.	90,300	$1,705,767
Sempra Energy	156,071	9,657,673
Toho Gas Co., Ltd. (Japan)	160,000	801,913
Tokyo Gas Co., Ltd. (Japan)	576,000	2,697,115
Williams Cos., Inc. (The) (S)	190,274	6,808,004
		35,944,063

Oil & Gas (1.4%)
Questar Corp.	101,668	5,500,239

Power Producers (4.2%)
AES Corp. (The) †	392,207	8,389,308
Dynegy, Inc. Class A † (S)	194,742	1,390,458
Mirant Corp. †	43,300	1,687,834
NRG Energy, Inc. † (S)	43,800	1,898,292
Ormat Technologies, Inc. (S)	50,700	2,789,007
		16,154,899

Publishing (0.3%)
Idearc, Inc. (S)	60,797	1,067,595

Regional Bells (2.6%)
Verizon Communications, Inc.	222,750	9,731,948

Telecommunications (8.5%)
CenturyTel, Inc.	31,859	1,320,874
Digi.com Berhad (Malaysia)	414,700	3,100,796
Koninklijke (Royal) KPN NV
(Netherlands)	184,171	3,326,138
NTT DoCoMo, Inc. (Japan)	1,030	1,711,558
Sprint Nextel Corp.	160,900	2,112,617
StarHub, Ltd. (Singapore)	769,450	1,494,369
Swisscom AG (Switzerland)	2,564	995,246
Telefonica SA (Spain)	307,560	9,925,542
Telenor ASA (Norway) †	138,900	3,283,854
Telus Corp. (Canada)	41,222	1,993,622
Vodafone Group PLC (United Kingdom)	833,342	3,096,982
		32,361,598

Telephone (3.7%)
AT&T, Inc.	228,200	9,483,992
Hellenic Telecommunication
Organization (OTE) SA (Greece)	44,090	1,618,097
Telekom Austria AG (Austria)	110,241	3,050,791
		14,152,880

Transportation Services (1.7%)
Asciano Group (Australia) †	188,110	1,149,802
Macquarie Airports (Australia)	511,752	1,810,551
Macquarie Infrastructure Group
(Australia)	568,252	1,503,531
TNT NV (Netherlands)	51,505	2,140,250
		6,604,134

298

Putnam VT Utilities Growth and Income Fund

COMMON STOCKS (99.3%)* continued

	Shares	Value

Utilities & Power (0.9%)
Babcock & Brown Wind Partners (Australia)	680,833	$1,011,407
EDF Energies Nouvelles SA (France)	15,669	1,086,814
Tenaga Nasional Berhad (Malaysia)	456,000	1,320,084
		3,418,305

Total common stocks (cost $223,412,752)		$378,768,028

SHORT-TERM INVESTMENTS (9.7%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$33,960,811	$33,885,140
Putnam Prime Money Market Fund (e)	2,931,512	2,931,512

Total short-term investments (cost $36,816,652)		$36,816,652

Total investments (cost $260,229,404)		$415,584,680

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at December 31, 2007
(as a percentage of Portfolio Value):
Australia	1.4%
Austria	0.8
Canada	0.7
France	3.6
Germany	2.8
Italy	1.2
Japan	2.8
Malaysia	1.2
Netherlands	1.4
Norway	0.9
Spain	3.9
United Kingdom	1.1
United States	77.1
Other	1.1

Total	100.0%

See page 305 for Notes to the Portfolios.

299

Putnam VT Vista Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (99.6%)*

	Shares	Value

Aerospace and Defense (4.0%)
Alliant Techsystems, Inc. † (S)	18,000	$2,047,680
Goodrich Corp.	28,600	2,019,446
L-3 Communications Holdings, Inc.	41,200	4,364,728
Precision Castparts Corp.	34,100	4,729,670
		13,161,524

Automotive (0.6%)
AutoZone, Inc. †	17,900	2,146,389

Basic Materials (0.2%)
Ceradyne, Inc. †	17,315	812,593

Biotechnology (2.0%)
Applera Corp. — Applied Biosystems Group	75,700	2,567,744
Genzyme Corp. †	55,300	4,116,532
		6,684,276

Broadcasting (0.7%)
Discovery Holding Co. Class A †	96,300	2,420,982

Building Materials (0.5%)
Sherwin-Williams Co. (The)	28,100	1,630,924

Cable Television (0.8%)
Liberty Global, Inc. Class A † (S)	69,800	2,735,462

Chemicals (5.5%)
Airgas, Inc.	46,200	2,407,482
Albemarle Corp.	104,246	4,300,148
Celanese Corp. Ser. A	57,100	2,416,472
CF Industries Holdings, Inc.	35,300	3,885,118
Mosaic Co. (The) †	33,500	3,160,390
Sigma-Adrich Corp.	39,300	2,145,780
		18,315,390

Coal (0.6%)
Massey Energy Co.	54,444	1,946,373

Commercial and Consumer Services (3.4%)
Dun & Bradstreet Corp. (The)	38,100	3,376,803
Equifax, Inc.	75,200	2,734,272
Manpower, Inc.	32,900	1,872,010
Paychex, Inc.	46,700	1,691,474
Sotheby’s Holdings, Inc. Class A (S)	42,200	1,607,820
		11,282,379

Communications Equipment (2.0%)
F5 Networks, Inc. †	74,100	2,113,332
Harris Corp.	45,900	2,877,012
Juniper Networks, Inc. † (S)	54,300	1,802,760
		6,793,104

COMMON STOCKS (99.6%)* continued

	Shares	Value

Computers (2.9%)
NCR Corp. †	136,300	$3,421,130
Red Hat, Inc. †	111,800	2,329,912
Seagate Technology (Cayman Islands)	60,100	1,532,550
Teradata Corp. †	87,676	2,403,199
		9,686,791

Conglomerates (0.9%)
Textron, Inc.	41,900	2,987,470

Consumer Finance (0.9%)
Mastercard, Inc. Class A	13,600	2,926,720

Consumer Goods (1.7%)
Clorox Co.	44,113	2,874,844
Newell Rubbermaid, Inc.	106,700	2,761,396
		5,636,240

Electric Utilities (0.9%)
Edison International	55,300	2,951,361

Electronics (7.0%)
Agilent Technologies, Inc. †	70,900	2,604,866
Altera Corp. (S)	160,400	3,098,928
Amphenol Corp. Class A	81,300	3,769,881
Avnet, Inc. †	57,500	2,010,775
International Rectifier Corp. †	24,800	842,456
MEMC Electronic Materials, Inc. †	21,200	1,875,988
NVIDIA Corp. †	166,200	5,654,124
SanDisk Corp. †	44,000	1,459,480
Trimble Navigation, Ltd. †	66,300	2,004,912
		23,321,410

Energy (6.8%)
Cameron International Corp. † (S)	121,800	5,862,234
Global Industries, Ltd. †	98,488	2,109,613
National-Oilwell Varco, Inc. †	47,300	3,474,658
Noble Corp.	92,900	5,249,779
Smith International, Inc.	54,100	3,995,285
Weatherford International, Ltd. †	27,300	1,872,780
		22,564,349

Energy (Other) (2.0%)
Compagnie Generale de
Geophysique-Veritas SA ADR (France) †	44,000	2,466,200
Covanta Holding Corp. † (S)	31,190	862,715
First Solar, Inc. †	1,600	427,424
JA Solar Holdings Co., Ltd. ADR (China) †	12,600	879,606
Suntech Power Holdings Co., Ltd.
ADR (China) † (S)	24,000	1,975,680
		6,611,625

300

Putnam VT Vista Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Engineering & Construction (2.9%)
Fluor Corp. (S)	27,500	$4,007,300
McDermott International, Inc. †	93,600	5,525,208
		9,532,508

Environmental (0.9%)
Foster Wheeler, Ltd. †	19,900	3,084,898

Financial (3.2%)
Assurant, Inc.	35,400	2,368,260
Intercontinental Exchange, Inc. †	20,500	3,946,250
Moody’s Corp.	59,891	2,138,109
Nymex Holdings, Inc.	15,600	2,084,316
		10,536,935

Food (0.4%)
Wrigley (Wm.) Jr. Co.	20,700	1,211,985

Health Care Services (6.4%)
AMERIGROUP Corp. †	63,139	2,301,417
Charles River Laboratories
International, Inc. †	40,600	2,671,480
Coventry Health Care, Inc. †	56,900	3,371,325
Health Net, Inc. †	45,100	2,178,330
Henry Schein, Inc. †	30,500	1,872,700
Humana, Inc. †	38,733	2,916,982
Laboratory Corp. of America Holdings † (S)	52,900	3,995,537
Lincare Holdings, Inc. † (S)	43,500	1,529,460
Pediatrix Medical Group, Inc. †	5,600	381,640
		21,218,871

Household Furniture and Appliances (0.2%)
Tempur-Pedic International, Inc.	25,134	652,730

Investment Banking/Brokerage (3.0%)
Affiliated Managers Group †	18,800	2,208,248
BlackRock, Inc.	8,700	1,886,160
Federated Investors, Inc.	62,236	2,561,634
MF Global, Ltd. (Bermuda) †	55,700	1,752,879
T. Rowe Price Group, Inc.	26,400	1,607,232
		10,016,153

Lodging/Tourism (0.3%)
Choice Hotels International, Inc.	33,554	1,113,993

Machinery (1.4%)
AGCO Corp. † (S)	47,800	3,249,444
Manitowoc Co., Inc. (The)	28,144	1,374,272
		4,623,716

Manufacturing (2.5%)
Cooper Industries, Ltd. Class A	33,000	1,745,040
ITT Corp.	43,500	2,872,740
Roper Industries, Inc.	16,800	1,050,672
Teleflex, Inc.	17,300	1,090,073
Thomas & Betts Corp. †	32,700	1,603,608
		8,362,133

COMMON STOCKS (99.6%)* continued

	Shares	Value

Medical Technology (4.3%)
C.R. Bard, Inc.	42,400	$4,019,520
DENTSPLY International, Inc.	63,100	2,840,762
Edwards Lifesciences Corp. † (S)	26,400	1,214,136
Kinetic Concepts, Inc. † (S)	46,257	2,477,525
Waters Corp. †	46,100	3,645,127
		14,197,070

Metals (3.3%)
Cleveland-Cliffs, Inc.	23,550	2,373,840
Market Vectors Gold Miners ETF
(Exchange-traded fund) (S)	38,800	1,778,980
United States Steel Corp.	37,000	4,473,670
Yamana Gold, Inc. (Canada)	172,300	2,229,562
		10,856,052

Natural Gas Utilities (1.1%)
ONEOK, Inc.	32,000	1,432,640
Sempra Energy	7,300	451,724
Williams Cos., Inc. (The)	51,300	1,835,514
		3,719,878

Office Equipment & Supplies (0.3%)
Steelcase, Inc. (S)	65,609	1,041,215

Oil & Gas (5.5%)
Chesapeake Energy Corp.	69,000	2,704,800
Frontier Oil Corp. (S)	95,700	3,883,506
Holly Corp.	34,100	1,735,349
Noble Energy, Inc.	43,400	3,451,168
Southwestern Energy Co. †	42,900	2,390,388
Tesoro Corp.	60,300	2,876,310
Ultra Petroleum Corp. †	17,600	1,258,400
		18,299,921

Pharmaceuticals (2.6%)
Cephalon, Inc. †	32,300	2,317,848
Endo Pharmaceuticals Holdings, Inc. †	40,000	1,066,800
Sepracor, Inc. † (S)	71,200	1,869,000
Watson Pharmaceuticals, Inc. †	121,300	3,292,082
		8,545,730

Power Producers (0.2%)
Reliant Resources, Inc. †	26,900	705,856

Restaurants (1.2%)
Darden Restaurants, Inc.	66,300	1,837,173
Yum! Brands, Inc.	56,800	2,173,736
		4,010,909

Retail (3.9%)
Aeropostale, Inc. † (S)	51,609	1,367,639
BJ’s Wholesale Club, Inc. †	53,100	1,796,373
Dick’s Sporting Goods, Inc. † (S)	46,000	1,276,960
Dollar Tree Stores, Inc. †	46,200	1,197,504
GameStop Corp. †	27,000	1,676,970
Herbalife, Ltd. (Cayman Islands)	62,300	2,509,444

301

Putnam VT Vista Fund

COMMON STOCKS (99.6%)* continued

	Shares	Value

Retail continued
Men’s Wearhouse, Inc. (The) (S)	23,567	$635,838
TJX Cos., Inc. (The) (S)	82,400	2,367,352
		12,828,080

Schools (1.4%)
Apollo Group, Inc. Class A †	24,200	1,697,630
ITT Educational Services, Inc. †	36,604	3,121,223
		4,818,853

Semiconductor (0.8%)
Linear Technology Corp.	81,900	2,606,877

Shipping (0.6%)
Overseas Shipholding Group	26,400	1,964,952

Software (3.6%)
Autodesk, Inc. †	121,500	6,045,840
BMC Software, Inc. †	129,119	4,601,801
Cadence Design Systems, Inc. † (S)	78,700	1,338,687
		11,986,328

Technology Services (0.5%)
Fiserv, Inc. †	31,900	1,770,131

Telecommunications (2.6%)
CenturyTel, Inc.	39,900	1,654,254
Crown Castle International Corp. †	78,300	3,257,280
Embarq Corp.	31,600	1,565,148
NeuStar, Inc. Class A † (S)	77,400	2,219,832
		8,696,514

Telephone (0.6%)
Telephone and Data Systems, Inc.	34,500	2,159,700

Tobacco (1.1%)
Loews Corp. — Carolina Group	42,900	3,659,370

Toys (0.5%)
Hasbro, Inc. (S)	63,700	1,629,446

Waste Management (0.9%)
Republic Services, Inc.	36,122	1,132,425
Stericycle, Inc. †	28,900	1,716,657
		2,849,082

Total common stocks (cost $306,666,811)		$331,315,248

SHORT-TERM INVESTMENTS (11.3%)* (cost $37,632,217)

	Principal amount	Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$37,716,255	$37,632,217

Total investments (cost $344,299,028)		$368,947,465

See page 305 for Notes to the Portfolios.

302

Putnam VT Voyager Fund

The fund’s portfolio
12/31/07

COMMON STOCKS (99.4%)*

	Shares	Value

Advertising and Marketing Services (1.8%)
Omnicom Group, Inc.	571,504	$27,163,585

Aerospace and Defense (8.1%)
Alliant Techsystems, Inc. † (S)	67,400	7,667,424
Boeing Co. (The)	362,600	31,712,996
General Dynamics Corp.	252,400	22,461,076
L-3 Communications Holdings, Inc.	226,600	24,006,004
United Technologies Corp.	451,900	34,588,426
		120,435,926

Automotive (1.1%)
Harley-Davidson, Inc. (S)	341,300	15,942,123

Banking (0.5%)
Wells Fargo & Co.	266,100	8,033,559

Building Materials (0.7%)
Sherwin-Williams Co. (The)	183,300	10,638,732

Chemicals (0.6%)
Potash Corp. of Saskatchewan
(Canada)	59,600	8,580,016

Commercial and Consumer Services (1.5%)
Dun & Bradstreet Corp. (The)	146,211	12,958,681
Equifax, Inc.	261,500	9,508,140
		22,466,821

Communications Equipment (3.9%)
Cisco Systems, Inc. †	2,174,700	58,869,129

Computers (5.1%)
Apple Computer, Inc. † (S) #	263,200	52,134,656
Dell, Inc. †	786,200	19,269,762
Research in Motion, Ltd. (Canada) † (S)	46,400	5,261,760
		76,666,178

Conglomerates (2.1%)
Danaher Corp. (S)	356,400	31,270,536

Consumer Finance (2.8%)
American Express Co.	317,200	16,500,744
Mastercard, Inc. Class A	121,100	26,060,720
		42,561,464

Consumer Goods (1.4%)
Procter & Gamble Co. (The)	283,900	20,843,938

Consumer Services (0.6%)
Liberty Media Holding Corp. —
Interactive Class A † (S)	452,100	8,626,068

Electronics (2.1%)
Amphenol Corp. Class A	314,100	14,564,817
Texas Instruments, Inc. (S)	486,200	16,239,080
		30,803,897

COMMON STOCKS (99.4%)* continued

	Shares	Value

Financial (0.9%)
CME Group, Inc.	6,657	$4,566,702
Moody’s Corp.	241,474	8,620,622
		13,187,324

Health Care Services (8.2%)
Aetna, Inc.	339,400	19,593,562
Express Scripts, Inc. †	309,400	22,586,200
Medco Health Solutions, Inc. †	203,500	20,634,900
UnitedHealth Group, Inc.	655,200	38,132,640
WellPoint, Inc. †	242,400	21,265,752
		122,213,054

Homebuilding (0.4%)
NVR, Inc. † (S)	12,799	6,706,676

Insurance (2.4%)
American International Group, Inc.	461,800	26,922,940
Berkshire Hathaway, Inc. Class B †	1,942	9,197,312
		36,120,252

Investment Banking/Brokerage (5.8%)
BlackRock, Inc.	45,200	9,799,360
Blackstone Group LP (The)	483,300	10,695,429
Franklin Resources, Inc.	113,400	12,976,362
Goldman Sachs Group, Inc. (The)	200,800	43,182,040
T. Rowe Price Group, Inc.	175,800	10,702,704
		87,355,895

Lodging/Tourism (1.4%)
Las Vegas Sands Corp. † (S)	81,500	8,398,575
Wyndham Worldwide Corp. (S)	518,300	12,211,148
		20,609,723

Machinery (3.4%)
Caterpillar, Inc.	350,700	25,446,792
Joy Global, Inc.	150,600	9,912,492
Parker-Hannifin Corp. (S)	97,700	7,357,787
Terex Corp. † (S)	123,600	8,104,452
		50,821,523

Manufacturing (0.5%)
Mettler-Toledo International, Inc.
(Switzerland) †	63,600	7,237,680

Media (1.3%)
Walt Disney Co. (The)	590,200	19,051,656

Medical Technology (3.9%)
Becton, Dickinson and Co.	185,200	15,479,016
Medtronic, Inc.	642,000	32,273,340
St. Jude Medical, Inc. †	255,900	10,399,776
		58,152,132

Metals (0.9%)
Freeport-McMoRan Copper &
Gold, Inc. Class B (S)	125,600	12,866,464

303

Putnam VT Voyager Fund

COMMON STOCKS (99.4%)* continued

	Shares	Value

Oil & Gas (5.4%)
ConocoPhillips	217,300	$19,187,590
Devon Energy Corp.	184,300	16,386,113
EOG Resources, Inc.	144,300	12,878,775
Occidental Petroleum Corp.	171,000	13,165,290
Suncor Energy, Inc. (Canada)	43,600	4,740,628
Valero Energy Corp.	193,400	13,543,802
		79,902,198

Pharmaceuticals (1.9%)
Johnson & Johnson (S)	417,000	27,813,900

Publishing (1.6%)
McGraw-Hill Cos., Inc. (The)	542,600	23,771,306

Real Estate (1.1%)
CB Richard Ellis Group, Inc. Class A †	772,051	16,637,699

Restaurants (1.2%)
Yum! Brands, Inc.	487,100	18,641,317

Retail (8.0%)
Best Buy Co., Inc. (S)	552,700	29,099,655
Costco Wholesale Corp. (S)	171,000	11,928,960
CVS Caremark Corp. (S)	717,900	28,536,525
Lowe’s Cos., Inc.	732,200	16,562,364
Ross Stores, Inc. (S)	345,400	8,831,878
Staples, Inc.	1,087,800	25,095,546
		120,054,928

Software (9.5%)
Activision, Inc. †	138,100	4,101,570
Adobe Systems, Inc. †	599,700	25,625,181
Autodesk, Inc. †	228,900	11,390,064
Microsoft Corp.	1,895,000	67,462,000
Oracle Corp. †	1,504,200	33,964,836
		142,543,651

Technology Services (7.9%)
Accenture, Ltd. Class A (Bermuda)	516,500	18,609,495
Cognizant Technology Solutions Corp. † (S)	459,400	15,592,036
eBay, Inc. †	781,500	25,937,985
Google, Inc. Class A † (S)	83,148	57,495,179
		117,634,695

Transportation Services (0.4%)
Expeditors International
of Washington, Inc. (S)	127,200	5,683,296

Trucks & Parts (0.6%)
WABCO Holdings, Inc.	164,166	8,223,075

Waste Management (0.4%)
Republic Services, Inc.	189,900	5,953,365

Total common stocks (cost $1,151,759,872)		$1,484,083,781

SHORT-TERM INVESTMENTS (9.2%)*

Principal amount/shares		Value

Short-term investments held as
collateral for loaned securities
with yields ranging from 1.00%
to 6.50% and due dates ranging
from January 2, 2008 to
February 22, 2008 (d)	$126,450,003	$126,168,251
Putnam Prime Money Market Fund (e)	10,962,144	10,962,144

Total short-term investments (cost $137,130,395)		$137,130,395

Total investments (cost $1,288,890,267)		$1,621,214,176

FUTURES CONTRACTS OUTSTANDING at 12/31/07

Number of			Expiration	Unrealized
	contracts	Value	date	appreciation

NASDAQ 100 Index
E-Mini (Long)	48	$2,020,560	Mar-08	$49,119
S&P 500 Index (Long)	22	8,124,600	Mar-08	96,107

Total				$145,226

See page 305 for Notes to the Portfolios.

304

PUTNAM VARIABLE TRUST
Notes to the Portfolios
12/31/07

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
USD / $	United States Dollar
ZAR	South African Rand

* Percentages indicated are based on the fund’s net assets.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at December 31, 2007 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at December 31, 2007. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. Total market value of restricted securities held at December 31, 2007:

	Total market value of	Percentage of
Fund	restricted securities	net assets

Putnam VT Discovery Growth Fund	$1,103	<0.01%
Putnam VT Diversified Income Fund	16,872	<0.01%
Putnam VT High Yield Fund	58,174	0.01%
Putnam VT Money Market Fund	3,000,000	0.7%

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Income Fund, Putnam VT Investors Fund, Putnam VT Research Fund and Putnam VT Voyager Fund at December 31, 2007.

## Forward commitments, in part or in entirety (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees. On December 31, 2007, fair value pricing was also used for certain foreign securities in certain portfolios (Note 1).

(M) The security’s effective maturity date is less than one year.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at December 31, 2007.

(U) These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At December 31, 2007, the following funds had liquid assets designated as collateral for one or more of the following: open forward commitments, swap contracts, forward contracts, options and/or futures contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
305

PUTNAM VARIABLE TRUST
Notes to the Portfolios (Continued)
12/31/07

Fund	Amount of liquid assets

Putnam VT American Government Income Fund	$35,153,803
Putnam VT Discovery Growth Fund	103,202
Putnam VT Diversified Income Fund	288,761,278
Putnam VT The George Putnam Fund of Boston	73,578,439
Putnam VT Global Asset Allocation Fund	76,042,274
Putnam VT Global Equity Fund	3,588,256
Putnam VT Health Sciences Fund	3,023,626
Putnam VT High Yield Fund	11,882,029
Putnam VT Income Fund	238,953,840
Putnam VT International Equity Fund	6,083,182
Putnam VT International Growth and Income Fund	9,378,788
Putnam VT International New Opportunities Fund	8,121,561
Putnam VT OTC & Emerging Growth Fund	307,154
Putnam VT Research Fund	58,036

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

MBIA represents MBIA Insurance Company.

The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at December 31, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
306

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities

December 31, 2007
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$171,562,353	$38,590,088	$37,341,430	$37,385,076	$533,984,573
Affiliated issuers (Note 5)	8,312,210	20,237	166,051	1,064,782	9,848,590
Cash	1,234,741	74,356	454	34,508	1,766,910
Foreign currency, at value (Note 1)	—	—	—	—	6,081,304
Dividends, interest, and other receivables	911,449	64,034	96,608	38,902	5,340,349
Receivable for shares of the fund sold	—	765	18,830	129,235	405,976
Receivable for securities sold	459,330	144,596	143,221	180,217	3,149,292
Receivable for sales of delayed delivery securities (Note 1)	—	—	—	—	30,476
Receivable for open forward currency contracts (Note 1)	—	—	—	—	1,123,852
Receivable for closed forward currency contracts (Note 1)	—	—	—	—	521,540
Unrealized appreciation on swap contracts (Note 1)	13,350,469	—	—	—	35,791,442
Receivable for closed swap contracts (Note 1)	—	—	—	—	567,567
Premiums paid on swap contracts (Note 1)	—	—	—	—	2,060
Receivable from Manager (Note 2)	—	201	—	—	70,995

Total assets	195,830,552	38,894,277	37,766,594	38,832,720	598,684,926

Liabilities
Payable for variation margin (Note 1)	35,903	—	—	—	280,590
Payable for securities purchased	653,621	—	121,613	390,040	2,075,774
Payable for purchases of delayed delivery securities (Note 1)	35,220,087	—	—	—	69,379,398
Payable for shares of the fund repurchased	160,665	38,081	18,305	52,884	436,756
Payable for compensation of Manager (Notes 2 and 5)	163,150	33,465	42,769	28,558	776,564
Payable for investor servicing fees (Note 2)	2,795	—	1,047	330	12,307
Payable for custodian fees (Note 2)	1,267	14,148	12,515	22,286	—
Payable for Trustee compensation and expenses (Note 2)	56,027	40,932	29,954	46,995	104,322
Payable for administrative services (Note 2)	1,121	1,040	1,041	1,038	1,388
Payable for distribution fees (Note 2)	13,254	3,856	4,027	5,134	47,506
Payable for open forward currency contracts (Note 1)	—	—	—	—	1,101,686
Payable for closed forward currency contracts (Note 1)	—	—	—	—	1,562,278
Unrealized depreciation on swap contracts (Note 1)	13,232,687	—	—	—	30,961,819
Payable for closed swap contracts (Note 1)	—	—	—	—	56
Premiums received on swap contracts (Note 1)	—	—	—	—	6,480,605
Written options outstanding, at value (Notes 1 and 3)	7,663,508	—	—	4,033	11,421,651
Collateral on securities loaned, at value (Note 1)	—	878,723	—	1,298,063	212,500
Other accrued expenses	13,723	6,576	6,441	12,342	40,856

Total liabilities	57,217,808	1,016,821	237,712	1,861,703	124,896,056

Net assets	$138,612,744	$37,877,456	$37,528,882	$36,971,017	$473,788,870

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$133,269,214	$33,832,754	$36,243,936	$31,008,445	$538,254,992
Undistributed net investment income (loss) (Note 1)	5,216,010	211,410	215,587	—	20,885,772
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(6,090,817)	2,814,782	1,577,615	937,884	(102,519,326)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	6,218,337	1,018,510	(508,256)	5,024,688	17,167,432

Total — Representing net assets applicable to capital
shares outstanding	$138,612,744	$37,877,456	$37,528,882	$36,971,017	$473,788,870

(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
307

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Income Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$76,056,591	$19,968,700	$18,728,122	$12,880,703	$248,628,844
Number of shares outstanding	6,482,057	2,415,470	1,291,591	2,127,092	28,235,286
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.73	$8.27	$14.50	$6.06	$8.81
Computation of net asset value Class IB
Net Assets	$62,556,153	$17,908,756	$18,800,760	$24,090,314	$225,160,026
Number of shares outstanding	5,349,419	2,186,735	1,307,209	4,055,761	25,879,709
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$11.69	$8.19	$14.38	$5.94	$8.70

Cost of investments, including repurchase agreements (Note 1):
Unaffiliated issuers	$162,469,732	$37,571,578	$37,849,686	$32,361,844	$517,341,197
Affiliated issuers (Note 5)	8,312,210	20,237	166,051	1,064,782	9,848,590
Value of securities on loan (Note 1)	—	851,535	—	1,260,681	206,750
Cost of foreign currency (Note 1)	—	—	—	—	6,080,432
Premiums received on written options (Notes 1 and 3)	5,464,159	—	—	5,489	9,792,403

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
308

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$237,965,874	$591,209,346	$379,431,113	$549,775,770	$3,204,747,624
Affiliated issuers (Note 5)	3,747,468	9,228,028	24,461,781	649,994	34,770,456
Cash	—	1,021,758	—	123,336	—
Foreign currency, at value (Note 1)	—	—	2,124,382	226,868	—
Dividends, interest, and other receivables	344,563	2,396,161	1,647,345	547,498	3,848,152
Receivable for shares of the fund sold	50,209	12,498	33,526	606	111,258
Receivable for securities sold	1,140,454	1,172,011	373,122	2,544,052	11,457,690
Receivable for open forward currency contracts (Note 1)	—	—	984,787	696,774	—
Receivable for closed forward currency contracts (Note 1)	—	—	535,646	757,996	—
Unrealized appreciation on swap contracts (Note 1)	—	12,720,745	11,213,467	—	—
Receivable for open swap contracts (Note 1)	—	8,435	—	—	—
Receivable for closed swap contracts (Note 1)	—	292,980	283,450	—	—
Premiums paid on swap contracts (Note 1)	—	240,571	228,304	—	—
Receivable for variation margin (Note 1)	—	66,971	—	—	—
Receivable from Manager (Note 2)	—	60,616	—	70,609	47,329
Foreign tax reclaim	—	—	21,112	35,361	—

Total assets	243,248,568	618,430,120	421,338,035	555,428,864	3,254,982,509

Liabilities
Payable to custodian (Note 2)	24,467	—	882,473	—	27,393
Payable for variation margin (Note 1)	—	—	222,343	5,012	—
Payable for securities purchased	1,228,524	1,267,354	102,181	471,030	2,784,779
Payable for purchases of delayed delivery securities (Note 1)	—	68,093,011	33,957,513	—	—
Payable for shares of the fund repurchased	272,373	351,518	400,495	315,731	2,313,871
Payable for compensation of Manager (Notes 2 and 5)	262,182	850,647	570,578	1,144,051	4,132,307
Payable for investor servicing fees (Note 2)	6,227	3,324	5,888	—	—
Payable for custodian fees (Note 2)	13,040	—	80,247	30,070	46,590
Payable for Trustee compensation and expenses (Note 2)	38,776	92,974	122,441	205,127	537,664
Payable for administrative services (Note 2)	1,204	1,423	1,305	1,462	3,539
Payable for distribution fees (Note 2)	24,153	54,914	20,459	15,282	128,476
Payable for open forward currency contracts (Note 1)	—	—	914,203	2,028,965	—
Payable for closed forward currency contracts (Note 1)	—	—	1,027,075	1,796,681	—
Unrealized depreciation on swap contracts (Note 1)	—	20,452,811	10,110,544	—	—
Premiums received on swap contracts (Note 1)	—	1,315,316	589,478	—	—
Written options outstanding, at value (Notes 1 and 3)	—	5,069,922	2,147,616	—	—
Collateral on securities loaned, at value (Note 1)	—	21,325,584	9,680,669	6,189,000	224,686,226
Other accrued expenses	23,398	43,422	55,569	58,049	243,498

Total liabilities	1,894,344	118,922,220	60,891,077	12,260,460	234,904,343

Net assets	$241,354,224	$499,507,900	$360,446,958	$543,168,404	$3,020,078,166

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$199,984,099	$434,247,749	$321,422,037	$1,133,293,903	$2,327,120,122
Undistributed net investment income (loss) (Note 1)	4,126,289	16, 949,255	7,111,776	11,074,999	53,598,503
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	8,882,688	32,568,402	(9,384,455)	(638,817,370)	365,306,671
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	28,361,148	15,742,494	41,297,600	37,616,872	274,052,870

Total — Representing net assets applicable to capital
shares outstanding	$241,354,224	$499,507,900	$360,446,958	$543,168,404	$3,020,078,166

				(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
309

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	of Boston	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$128,150,003	$243,160,425	$264,820,495	$472,265,063	$2,427,397,148
Number of shares outstanding	8,510,204	21,998,274	15,672,072	32,334,753	104,264,755
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$15.06	$11.05	$16.90	$14.61	$23.28
Computation of net asset value Class IB
Net Assets	$113,204,221	$256,347,475	$95,626,463	$70,903,341	$592,681,018
Number of shares outstanding	7,561,823	23,329,225	5,646,448	4,895,156	25,631,806
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$14.97	$10.99	$16.94	$14.48	$23.12

Cost of investments, (Note 1):
Unaffiliated issuers	$209,604,726	$564,951,499	$337,833,422	$510,815,152	$2,930,694,754
Affiliated issuers (Note 5)	3,747,468	9,228,028	24,461,781	649,994	34,770,456
Value of securities on loan (Note 1)	—	20,534,924	9,376,412	6,029,010	214,282,921
Cost of foreign currency (Note 1)	—	—	2,143,454	223,312	—
Premiums received on written options (Notes 1 and 3)	—	3,361,230	1,556,148	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
310

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$44,167,560	$208,437,480	$479,762,082	$914,506,347	$1,218,907,915
Affiliated issuers (Note 5)	63,277	8,611,813	33,809,778	13,487,840	4,930,591
Cash	55,370	—	1,131,984	2,468,970	825,065
Foreign currency, at value (Note 1)	—	1,455	197,286	—	1,265,971
Dividends, interest, and other receivables	41,037	121,041	9,526 635	5,612,850	1,024,479
Receivable for shares of the fund sold	—	1,128	272,465	32,431	761,464
Receivable for securities sold	—	—	679,727	2,676,164	6,174,952
Receivable for sales of delayed delivery securities (Note 1)	—	—	142,261	—	—
Receivable for open forward currency contracts (Note 1)	—	281,805	47,630	—	1,458,431
Receivable for closed forward currency contracts (Note 1)	—	44,218	—	—	1,404,229
Unrealized appreciation on swap contracts (Note 1)	—	—	2,601,218	41,964,078	—
Receivable for closed swap contracts (Note 1)	—	—	1,105	1,375,322	—
Premiums paid on swap contracts (Note 1)	—	—	—	760,967	—
Receivable for variation margin (Note 1)	—	—	—	1,529,790	—
Receivable from Manager (Note 2)	17	2,790	101,899	258,741	21,553
Foreign tax reclaim	—	23,674	—	—	161,519

Total assets	44,327,261	217,525,404	528,274,070	984,673,500	1,236,936,169

Liabilities
Payable to custodian (Note 2)	—	93,547	—	—	—
Payable for securities purchased	31,368	75,969	2,424,168	2,200,249	4,466,421
Payable for purchases of delayed delivery securities (Note 1)	—	—	598,157	222,356,373	2,611,208
Payable for shares of the fund repurchased	76,221	115,935	563,317	2,629,428	463,848
Payable for compensation of Manager (Notes 2 and 5)	58,142	340,700	849,354	844,233	2,317,473
Payable for investor servicing fees (Note 2)	—	2,832	12,729	21,594	—
Payable for custodian fees (Note 2)	11,922	—	—	—	94,499
Payable for Trustee compensation and expenses (Note 2)	47,913	76,465	151,336	161,246	136, 629
Payable for administrative services (Note 2)	1,044	1,181	1,425	1,554	2,016
Payable for distribution fees (Note 2)	5,445	25,931	32,651	61,291	177,171
Payable for open forward currency contracts (Note 1)	—	111,318	—	—	6,931,049
Payable for closed forward currency contracts (Note 1)	—	58,667	—	—	2,736,338
Unrealized depreciation on swap contracts (Note 1)	—	—	363,796	67,478,745	—
Payable for closed swap contracts (Note 1)	—	—	—	367,567	—
Premiums received on swap contracts (Note 1)	—	—	—	3,991,355	—
Written options outstanding, at value (Notes 1 and 3)	—	—	—	16,003,502	—
Collateral on securities loaned, at value (Note 1)	1,255,550	16,485,701	10,302,255	3,140,340	9,974,725
Other accrued expenses	11,336	40,552	63,304	64,400	121,780

Total liabilities	1,498,941	17, 428,798	15,362,492	319,321,877	30,033,157

Net assets	$42,828,320	$200,096,606	$512,911,578	$665,351,623	$1,206,903,012

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$129,928,640	$165,333,293	$806,846,088	$650,039,755	$936,242,156
Undistributed net investment income (loss) (Note 1)	—	(170,485)	40,285,321	37,836,903	25,299,617
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(95,206,207)	(2,850,769)	(312,263,476)	(3,916,413)	139,141,102
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	8,105,887	37,784,567	(21,956,355)	(18,608,622)	106,220,137

Total — Representing net assets applicable to capital
shares outstanding	$42,828,320	$200,096,606	$512,911,578	$665,351,623	$1,206,903,012

				(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
311

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$17,346,014	$81,383,501	$360,196,557	$379,470,308	$381,400,267
Number of shares outstanding	3,109,433	6,033,828	48,316,230	29,922,550	19,955,406
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$5.58	$13.49	$7.45	$12.68	$19.11
Computation of net asset value Class IB
Net Assets	$25,482,306	$118,713,105	$152,715,021	$285,881,315	$825,502,745
Number of shares outstanding	4,612,103	8,856,536	20,653,778	22,711,359	43,538,572
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$5.53	$13.40	$7.39	$12.59	$18.96

Cost of investments, (Note 1):
Unaffiliated issuers	$36,061,673	$170,826,126	$504,111,737	$898,115,476	$1,107,222,257
Affiliated issuers (Note 5)	63,277	8,611,813	33,809,778	13,487,840	4,930,591
Value of securities on loan (Note 1)	1,225,994	16,023,710	10,047,084	3,061,151	9,494,255
Cost of foreign currency (Note 1)	—	1,347	198,367	—	1,248,902
Premiums received on written options (Notes 1 and 3)	—	—	—	10,494,988	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
312

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$424,827,364	$289,716,800	$440,724,373	$78,414,216	$420,562,204
Affiliated issuers (Note 5)	—	2,375,497	6,785,554	1,952,538	10,961,416
Cash	—	—	11	—	33,948
Foreign currency, at value (Note 1)	1,682,964	33,551	—	—	—
Dividends, interest, and other receivables	277,418	310,821	299,232	118,343	1,131,383
Receivable for shares of the fund sold	39,288	168	1,722,288	944	120,296
Receivable for securities sold	2,435,896	—	3,000,564	—	—
Receivable for open forward currency contracts (Note 1)	537,470	543,285	—	—	—
Receivable for closed forward currency contracts (Note 1)	128,515	372,255	—	—	—
Receivable for variation margin (Note 1)	—	—	144,065	—	—
Receivable from Manager (Note 2)	1,156	—	3,136	—	—
Foreign tax reclaim	218,315	22,899	—	—	—

Total assets	430,148,386	293,375,276	452,679, 223	80,486,041	432,809,247

Liabilities
Payable to custodian (Note 2)	1,092,777	102,826	—	—	—
Payable for securities purchased	2,572,235	628,576	1,169,003	—	3,954,197
Payable for shares of the fund repurchased	285,668	665,194	234,904	287,886	2,558,157
Payable for compensation of Manager (Notes 2 and 5)	897,652	743,117	701,662	97,159	418,498
Payable for investor servicing fees (Note 2)	—	3,562	—	115	10,697
Payable for custodian fees (Note 2)	53,649	35,912	13,073	9,395	7,257
Payable for Trustee compensation and expenses (Note 2)	82,664	77,434	93,521	33,112	89,618
Payable for administrative services (Note 2)	1,361	1,250	1,345	1,076	1,363
Payable for distribution fees (Note 2)	27,734	35,859	49,541	5,772	44,106
Payable for open forward currency contracts (Note 1)	1,306,178	820,295	—	—	—
Payable for closed forward currency contracts (Note 1)	417,663	794,604	—	—	—
Collateral on securities loaned, at value (Note 1)	—	3,201,720	30,768,330	—	—
Other accrued expenses	52,861	50,617	44,798	9,931	32,972

Total liabilities	6,790,442	7,160,966	33,076,177	444,446	7,116,865

Net assets	$423,357,944	$286,214,310	$419,603,046	$80,041,595	$425,692,382

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$323,385,269	$314,135,566	$681,486,089	$63,220,053	$425,709,965
Undistributed net investment income (loss) (Note 1)	6,636,343	3,680,348	1,191,323	376,208	—
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	63,227,326	(74,655,557)	(306,165,421)	11,389,036	(17,583)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	30,109,006	43,053,953	43,091,055	5,056,298	—

Total — Representing net assets applicable to capital
shares outstanding	$423,357,944	$286,214,310	$419,603,046	$80,041,595	$425,692,382

				(Continued on next page)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
313

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Computation of net asset value Class IA
Net Assets	$294,273,677	$119,992,094	$181,847,935	$53,498,282	$219,557,945
Number of shares outstanding	17,731,597	5,828,495	15,680,599	3,252,979	219,576,436
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$16.60	$20.59	$11.60	$16.45	$1.00
Computation of net asset value Class IB
Net Assets	$129,084,267	$166,222,216	$237,755,111	$26,543,313	$206,134,437
Number of shares outstanding	7,832,058	8,117,448	20,599,820	1,623,614	206,151,905
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$16.48	$20.48	$11.54	$16.35	$1.00

Cost of investments, (Note 1):
Unaffiliated issuers	$393,954,467	$246,390,969	$397,597,083	$73,357,918	$420,562,204
Affiliated issuers (Note 5)	—	2,375,497	6,785,554	1,952,538	10,961,416
Value of securities on loan (Note 1)	—	3,063,151	29,929,750	—	—
Cost of foreign currency (Note 1)	1,692,915	33,157	—	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
314

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT		Putnam VT		Putnam VT
	New	Putnam VT	OTC & Emerging	Putnam VT	Small Cap
	Opportunities	New Value	Growth	Research	Value
	Fund	Fund	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$1,052,666,487	$563,990,609	$85,531,416	$138,436,991	$563,296,131
Affiliated issuers (Note 5)	—	—	2,629,596	2,543,520	3,553,083
Cash	—	—	161,079	—	2,348
Foreign currency, at value (Note 1)	28,368	—	—	—	—
Dividends, interest, and other receivables	930,954	743,574	67,322	110,492	1,581,047
Receivable for shares of the fund sold	7,682	2,847,558	90,463	11,094	159,370
Receivable for securities sold	4,411,942	5,658,492	537,793	—	2,046,363
Receivable for open forward currency contracts (Note 1)	—	—	—	61,138	—
Receivable from Manager (Note 2)	5,053	9,420	—	2,061	3,421
Foreign tax reclaim	—	—	—	1,805	—

Total assets	1,058,050,486	573,249,653	89,017,669	141,167,101	570,641,763

Liabilities
Payable to custodian (Note 2)	4,102,761	911,305	—	—	—
Payable for variation margin (Note 1)	—	—	—	12,450	—
Payable for securities purchased	—	1,948,284	1,134,785	—	502,846
Payable for shares of the fund repurchased	1,421,798	302,850	64,958	55,947	277,413
Payable for compensation of Manager (Notes 2 and 5)	1,771,396	1,001,349	137,687	240,548	1,036,526
Payable for investor servicing fees (Note 2)	—	—	1,073	—	—
Payable for custodian fees (Note 2)	105,325	8,362	20,163	14,678	5,158
Payable for Trustee compensation and expenses (Note 2)	290,604	90,798	64,124	68,226	83,470
Payable for administrative services (Note 2)	1,867	1,460	1,070	1,124	1,401
Payable for distribution fees (Note 2)	26,482	55,519	7,132	18,046	70,049
Payable for open forward currency contracts (Note 1)	—	—	—	580	—
Written options outstanding, at value (Notes 1 and 3)	—	—	12,002	—	—
Collateral on securities loaned, at value (Note 1)	—	29,132,175	11,220,050	3,251,720	92,684,811
Other accrued expenses	205,748	70,315	13,187	21,730	149,680

Total liabilities	7,925,981	33,522,417	12,676,231	3,685,049	94,811,354

Net assets	$1,050,124,505	$539,727,236	$76,341,438	$137,482,052	$475,830,409

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,865,243,255	$412,579,553	$412,365,274	$182,431,637	$327,057,635
Undistributed net investment income (loss) (Note 1)	2,488,816	7,824,433	—	1,101,905	6,449,629
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(885,706,767)	82,541,607	(345,523,738)	(41,072,568)	89,110,709
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies	68,099,201	36,781,643	9,499,902	(4,978,922)	53,212,436

Total — Representing net assets applicable to capital
shares outstanding	$1,050,124,505	$539,727,236	$76,341,438	$137,482,052	$475,830,409

Computation of net asset value Class IA
Net Assets	$926,866,172	$280,034,097	$42,938,885	$54,436,315	$149,405,382
Number of shares outstanding	43,017,237	17,782,107	5,152,476	4,121,107	7,880,697
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$21.55	$15.75	$8.33	$13.21	$18.96
Computation of net asset value Class IB
Net Assets	$123,258,333	$259,693,139	$33,402,553	$83,045,737	$326,425,027
Number of shares outstanding	5,816,136	16,620,626	4,090,742	6,319,600	17,397,120
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$21.19	$15.62	$8.17	$13.14	$18.76

Cost of investments, (Note 1):
Unaffiliated issuers	$984,569,542	$527,208,966	$76,035,849	$143,504,935	$510,083,695
Affiliated issuers (Note 5)	—	—	2,629,596	2,543,520	3,553,083
Value of securities on loan (Note 1)	—	28,143,429	10,887,474	3,132,211	89,361,017
Cost of foreign currency (Note 1)	25,938	—	—	—	—
Premiums received on written options (Notes 1 and 3)	—	—	16,337	—	—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
315

PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (Continued)

December 31, 2007
	Putnam VT
	Utilities Growth	Putnam VT	Putnam VT
	and Income	Vista	Voyager
	Fund	Fund	Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$412,653,168	$368,947,465	$1,610,252,032
Affiliated issuers (Note 5)	2,931,512	—	10,962,144
Cash	28	—	—
Dividends, interest, and other receivables	662,458	264,872	800,035
Receivable for shares of the fund sold	71,270	589,891	50,480
Receivable for securities sold	856,594	2,804,184	3,252,867
Receivable from Manager (Note 2)	7,146	—	19,334
Foreign tax reclaim	—	—	5,798

Total assets	417,182,176	372,606,412	1,625,342,690

Liabilities
Payable to custodian (Note 2)	856,650	1,240,463	28,565
Payable for variation margin (Note 1)	—	—	65,090
Payable for securities purchased	—	—	1,098,221
Payable for shares of the fund repurchased	251,936	190,132	1,298,969
Payable for compensation of Manager (Notes 2 and 5)	675,502	572,720	2,390,638
Payable for investor servicing fees (Note 2)	—	35,668	9,128
Payable for custodian fees (Note 2)	14,837	15,131	—
Payable for Trustee compensation and expenses (Note 2)	132,213	86,336	411,722
Payable for administrative services (Note 2)	1,319	1,279	2,230
Payable for distribution fees (Note 2)	13,121	41,192	74,190
Collateral on securities loaned, at value (Note 1)	33,885,140	37,632,217	126,168,251
Other accrued expenses	34,042	58,129	179,594

Total liabilities	35,864,760	39,873,267	131,726,598

Net assets	$381,317,416	$332,733,145	$1,493,616,092

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$220,827,807	$602,511,639	$2,469,408,782
Undistributed net investment income (loss) (Note 1)	7,182,853	—	2,485,561
Accumulated net realized gain (loss) on investments
and foreign currency transactions (Note 1)	(2,049,073)	(294,426,931)	(1,310,747,783)
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	155,355,829	24,648,437	332,469,532

Total — Representing net assets applicable to capital
shares outstanding	$381,317,416	$332,733,145	$1,493,616,092

Computation of net asset value Class IA
Net Assets	$320,375,114	$140,019,579	$1,148,268,741
Number of shares outstanding	15,235,539	8,992,973	35,893,862
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$21.03	$15.57	$31.99
Computation of net asset value Class IB
Net Assets	$60,942,302	$192,713,566	$345,347,351
Number of shares outstanding	2,912,074	12,627,547	10,883,045
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$20.93	$15.26	$31.73

Cost of investments, (Note 1):
Unaffiliated issuers	$257,297,892	$344,299,028	$1,277,928,123
Affiliated issuers (Note 5)	2,931,512	—	10,962,144
Value of securities on loan (Note 1)	32,883,823	36,488,499	122,864,291

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
316

PUTNAM VARIABLE TRUST
Statement of Operations

Year ended December 31, 2007
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	American	Capital	Capital	Discovery	Diversified
	Government	Appreciation	Opportunities	Growth	Income
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$—	$601,399	$696,162	$244,568	$6,391
Interest- unaffiliated issuers	7,402,692	—	—	—	26,533,819
Interest- affiliated issuers (Note 5)	114,115	10,239	12,347	51,959	2,147,918
Securities lending	—	28,265	—	20,984	6,304
Less: foreign taxes withheld	—	(430)	(1,130)	(394)	(36,601)

Total investment income	7,516,807	639,473	707,379	317,117	28,657,831

Expenses
Compensation of Manager (Note 2)	912,915	305,267	310,187	257,167	3,354,022
Investor servicing fees (Note 2)	42,118	14,183	14,449	11,014	143,975
Custodian fees (Note 2)	57,940	27,379	26,919	22,952	137,941
Trustee compensation and expenses (Note 2)	32,307	30,012	29,014	29,713	44,427
Administrative services (Note 2)	18,585	17,370	17,377	17,225	22,998
Distribution fees-class IB (Note 2)	156,921	53,186	55,362	62,720	520,119
Auditing	49,971	42,637	38,162	47,489	127,591
Other	47,069	31,571	32,719	36,661	143,256
Non-recurring costs (Notes 2 and 8)	321	103	105	83	1,092
Costs assumed by Manager (Notes 2 and 8)	(321)	(103)	(105)	(83)	(1,092)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(291,987)	(87,050)	(33,032)	(119,126)	(378,606)

Total expenses	1,025,839	434,555	491,157	365,815	4,115,723

Expense reduction (Note 2)	(32,893)	(8,733)	(332)	(7,186)	(142,495)

Net expenses	992,946	425,822	490,825	358,629	3,973,228

Net investment income (loss)	6,523,861	213,651	216,554	(41,512)	24,684,603

Net realized gain (loss) on investments (Notes 1 and 3)	(844,087)	2,895,560	1,670,043	3,948,056	8,038,997
Net increase from payments by affiliates (Note 2)	175,692	—	—	—	103,068
Net realized gain (loss) on futures contracts (Note 1)	(15,842)	—	—	—	(6,365,628)
Net realized gain (loss) on swap contracts (Note 1)	(1,670,956)	—	—	—	(7,074,101)
Net realized gain (loss) on written options (Notes 1 and 3)	1,457,186	—	—	(5,151)	251,916
Net realized gain (loss) on foreign currency transactions (Note 1)		—	—	—	(3,179,232)
Net unrealized appreciation (depreciation) of assets
and liabilities in foreign currencies during the year	—	—	—	—	(1,842,593)
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	5,776,269	(5,828,340)	(5,923,057)	(288,735)	5,094,129

Net gain (loss) on investments	4,878,262	(2,932,780)	(4,253,014)	3,654,170	(4,973,444)

Net increase (decrease) in net assets resulting
from operations	$11,402,123	$(2,719,129)	$(4,036,460)	$3,612,658	$19,711,159

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
317

PUTNAM VARIABLE TRUST
Statement of Operations (Continued)

Year ended December 31, 2007
	Putnam VT	Putnam VT	Putnam VT	Putnam VT	Putnam VT
	Equity	The George	Global Asset	Global	Growth
	Income	Putnam Fund	Allocation	Equity	and Income
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$6,291,662	$7,561,128	$4,947,201	$12,707,123	$75,470,810
Interest- unaffiliated issuers	12,811	11,868,660	6,203,998	9,050	123,554
Interest- affiliated issuers (Note 5)	102,622	1,584,585	1,449,611	227,788	313,505
Securities lending	—	62,193	190,031	332,908	547,575
Less: foreign taxes withheld	(16,981)	—	(178,509)	(742,229)	(72,325)

Total investment income	6,390,114	21,076,566	12,612,332	12,534,640	76,383,119

Expenses
Compensation of Manager (Note 2)	1,624,888	3,620,500	2,718,620	4,684,560	18,459,074
Investor servicing fees (Note 2)	75,295	170,748	116,937	180,842	1,119,018
Custodian fees (Note 2)	46,830	109,250	172,957	171,580	122,207
Trustee compensation and expenses (Note 2)	33,831	47,073	43,225	49,714	146,615
Administrative services (Note 2)	20,012	24,222	21,847	24,586	66,014
Distribution fees-class IB (Note 2)	289,476	697,338	237,665	194,404	1,806,478
Auditing	41,879	100,363	128,788	85,554	130,924
Other	72,606	120,331	119,857	141,358	556,654
Non-recurring costs (Notes 2 and 8)	566	1,269	875	1,347	8,184
Costs assumed by Manager (Notes 2 and 8)	(566)	(1,269)	(875)	(1,347)	(8,184)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(1,975)	(134,644)	(329,769)	(3,819)	(5,475)

Total expenses	2,202,842	4,755,181	3,230,127	5,528,779	22,401,509

Expense reduction (Note 2)	(1,548)	(172,925)	(47,027)	(169,826)	(536,042)

Net expenses	2,201,294	4,582,256	3,183,100	5,358,953	21,865,467
Net investment income (loss)	4,188,820	16,494,310	9,429,232	7,175,687	54,517,652

Net realized gain (loss) on investments (Notes 1 and 3)	9,752,182	32,865,899	25,878,740	95,804,273	417,909,934
Net increase from payments by affiliates (Note 2)	—	172,438	40,559	—	—
Net realized gain (loss) on futures contracts (Note 1)	—	1,643,377	132,916	(172,871)	—
Net realized gain (loss) on swap contracts (Note 1)	—	321,577	(4,095,928)	—	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	1,851,654	734,671	—	—
Net realized gain (loss) on foreign currency transactions (Note 1)	25	3,467	(450,866)	6,229,832	—
Net unrealized appreciation (depreciation) of assets
and liabilities in foreign currencies during the year	—	2,823	(1,043,535)	(3,522,565)	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	(5,687,069)	(44,788,172)	(18,124,426)	(50,492,222)	(641,943,795)

Net gain (loss) on investments	4,065,138	(7,926,937)	3,072,131	47,846,447	(224,033,861)

Net increase (decrease) in net assets resulting
from operations	$8,253,958	$8,567,373	$12,501,363	$55,022,134	$(169,516,209)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
318

PUTNAM VARIABLE TRUST
Statement of Operations (Continued)

Year ended December 31, 2007
	Putnam VT	Putnam VT			Putnam VT
	Growth	Health	Putnam VT	Putnam VT	International
	Opportunities	Sciences	High Yield	Income	Equity
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$436,331	$4,044,643	$667,874	$—	$31,079,460
Interest- unaffiliated issuers	—	4,806	44,694,234	37,071,885	3,328
Interest- affiliated issuers (Note 5)	4,174	222,384	1,611,983	3,560,575	1,087,561
Securities lending	1,181	42,012	29,665	2,644	1,040,228
Less: foreign taxes withheld	(266)	(97,204)	—	—	(2,932,651)

Total investment income	441,420	4,216,641	47,003,756	40,635,104	30,277,926

Expenses
Compensation of Manager (Note 2)	328,605	1,695,610	3,866,942	4,371,556	9,270,026
Investor servicing fees (Note 2)	14,112	72,694	168,908	211,427	384,944
Custodian fees (Note 2)	22,472	42,021	64,820	141,715	562,448
Trustee compensation and expenses (Note 2)	30,003	40,980	48,582	52,641	67,219
Administrative services (Note 2)	17,368	19,963	24,147	25,966	29,516
Distribution fees-class IB (Note 2)	68,619	353,714	410,167	743,048	2,160,407
Auditing	45,565	45,220	94,491	114,149	88,989
Other	39,713	107,068	164,271	139,695	290,156
Non-recurring costs (Notes 2 and 8)	104	537	1,257	1,597	2,899
Costs assumed by Manager (Notes 2 and 8)	(104)	(537)	(1,257)	(1,597)	(2,899)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(119,596)	(56,778)	(313,850)	(1,014,530)	(18,075)

Total expenses	446,861	2,320,492	4,528,478	4,785,667	12,835,630

Expense reduction (Note 2)	(4,103)	(33,761)	(135,988)	(368,709)	(296,612)

Net expenses	442,758	2,286,731	4,392,490	4,416,958	12,539,018

Net investment income (loss)	(1,338)	1,929,910	42,611,266	36,218,146	17,738,908

Net realized gain (loss) on investments (Notes 1 and 3)	2,692,241	26,547,537	8,249,412	(4,053,525)	178,213,592*
Net increase from payments by affiliates (Note 2)	—	—	36,300	368,962	—
Net realized gain (loss) on futures contracts (Note 1)	—	—	—	5,900,057	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	—	—	6,137,894	—
Net realized gain (loss) on swap contracts (Note 1)	—	—	(738,144)	(3,761,376)	—
Net realized gain (loss) on foreign currency transactions (Note 1)	—	(1,987,692)	(466,882)	—	12,970,773
Net unrealized appreciation (depreciation) of assets
and liabilities in foreign currencies during the year	—	(295,086)	(117,791)	—	(10,457,325)
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	(52,973)	(24,863,832)	(31,459,074)	(4,054,247)	(90,583,573)
Net gain (loss) on investments	2,639,268	(599,073)	(24,496,179)	537,765	90,143,467

Net increase (decrease) in net assets resulting
from operations	$2,637,930	$1,330,837	$18,115,087	$36,755,911	$107,882,375

* Includes $17,393,790 of net realized gains from redemption in kind

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
319

PUTNAM VARIABLE TRUST
Statement of Operations (Continued)

Year ended December 31, 2007
	Putnam VT	Putnam VT		Putnam VT
	International	International	Putnam VT	Mid Cap	Putnam VT
	Growth and	New Opportunities	Investors	Value	Money Market
	Income Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$13,161,499	$6,533,904	$4,983,288	$1,192,653	$-
Interest- unaffiliated issuers	373	1,896	583	388	21,583,938
Interest- affiliated issuers (Note 5)	69,479	108,291	75,062	105,753	713,009
Securities lending	—	161,717	64,486	—	—
Less: foreign taxes withheld	(1,260,643)	(530,793)	(502)	—	—
Total investment income	11,970,708	6,275,015	5,122,917	1,298,794	22,296,947
Expenses
Compensation of Manager (Note 2)	3,652,060	2,947,327	2,977,266	676,782	1,865,300
Investor servicing fees (Note 2)	138,716	89,329	137,907	29,231	123,863
Custodian fees (Note 2)	271,664	172,925	61,207	16,292	65,746
Trustee compensation and expenses (Note 2)	43,860	39,361	44,155	30,238	43,559
Administrative services (Note 2)	22,794	20,604	22,802	18,013	22,102
Distribution fees-class IB (Note 2)	343,263	434,268	577,862	78,997	505,274
Auditing	64,914	64,077	47,714	37,072	59,883
Other	117,189	118,941	122,813	39,559	92,045
Non-recurring costs (Notes 2 and 8)	1,031	673	1,022	214	963
Costs assumed by Manager (Notes 2 and 8)	(1,031)	(673)	(1,022)	(214)	(963)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(127,208)	(187,049)	(1,288)	(2,980)	(354,105)

Total expenses	4,527,252	3,699,783	3,990,438	923,204	2,423,667

Expense reduction (Note 2)	(179,959)	(123,112)	(102,788)	(10,993)	(7,799)

Net expenses	4,347,293	3,576,671	3,887,650	912,211	2,415,868

Net investment income (loss)	7,623,415	2,698,344	1,235,267	386,583	19,881,079

Net realized gain (loss) on investments (Notes 1 and 3)	64,683,549	48,250,199	25,012,805	11,488,942	(17,583)
Net increase from payments by affiliates (Note 2)	52,340	—	19,744	—	—
Net realized gain (loss) on futures contracts (Note 1)	—	—	71,055	119,669	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	—	45,416	—	—
Net realized gain (loss) on foreign currency transactions (Note 1)	(513,995)	1,591,673	(13)	—	—
Net unrealized appreciation (depreciation) of assets
and liabilities in foreign currencies during the year	(802,386)	(854,701)	29	—	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	(38,190,512)	(15,599,452)	(46,671,053)	(9,684,387)	—

Net gain (loss) on investments	25,228,996	33,387,719	(21,522,017)	1,924,224	(17,583)

Net increase (decrease) in net assets resulting
from operations	$32,852,411	$36,086,063	$(20,286,750)	$2,310,807	$19,863,496

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
320

PUTNAM VARIABLE TRUST
Statement of Operations (Continued)

Year ended December 31, 2007
	Putnam VT		Putnam VT		Putnam VT
	New	Putnam VT	OTC & Emerging	Putnam VT	Small Cap
	Opportunities	New Value	Growth	Research	Value
	Fund	Fund	Fund	Fund	Fund

Investment income
Dividends	$11,041,069	$13,252,100	$451,891	$2,701,193	$12,516,524
Interest- unaffiliated issuers	11,563	9,361	8,318	—	11,385
Interest- affiliated issuers (Note 5)	195,795	105,743	114,922	54,625	409,514
Securities lending	—	44,032	83,371	18,360	830,537
Less: foreign taxes withheld	(71,077)	—	(1,061)	(3,967)	—

Total investment income	11,177,350	13,411,236	657,441	2,770,211	13,767,960

Expenses
Compensation of Manager (Note 2)	7,521,098	4,363,004	565,042	1,059,934	5,573,189
Investor servicing fees (Note 2)	357,066	193,951	24,209	49,122	215,002
Custodian fees (Note 2)	126,942	29,228	22,988	17,844	36,483
Trustee compensation and expenses (Note 2)	59,905	49,359	33,777	36,070	50,711
Administrative services (Note 2)	32,436	25,241	17,793	18,902	26,719
Distribution fees-class IB (Note 2)	342,644	733,113	90,269	243,496	1,278,208
Auditing	59,330	50,583	36,571	42,407	52,580
Other	375,841	147,039	42,501	67,144	310,778
Non-recurring costs (Notes 2 and 8)	2,638	1,425	181	361	1,540
Costs assumed by Manager (Notes 2 and 8)	(2,638)	(1,425)	(181)	(361)	(1,540)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(3,096)	(1,761)	(14,263)	(1,149)	(6,706)

Total expenses	8,872,166	5,589,757	818,887	1,533,770	7,536,964

Expense reduction (Note 2)	(203,913)	(106,269)	(11,485)	(31,943)	(124,702)

Net expenses	8,668,253	5,483,488	807,402	1,501,827	7,412,262

Net investment income (loss)	2,509,097	7,927,748	(149,961)	1,268,384	6,355,698

Net realized gain (loss) on investments (Notes 1 and 3)	159,709,103	87,357,063	11,219,142	22,291,261	132,787,458**
Net increase from payments by affiliates (Note 2)	—	—	4,176	—	—
Net realized gain (loss) on futures contracts (Note 1)	153,616	—	21,916	(22,645)	—
Net realized gain (loss) on written options (Notes 1 and 3)	335,644	—	(15,284)	—	—
Net realized gain (loss) on foreign currency transactions (Note 1)	(2,531)	—	—	(138,197)	—
Net unrealized appreciation (depreciation) of assets
and liabilities in foreign currencies during the year	2,590	—	—	58,335	—
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	(88,463,436)	(119,312,064)	(1,489,452)	(20,623,858)	(183,320,963)

Net gain (loss) on investments	71,734,986	(31,955,001)	9,740,498	1,564,896	(50,533,505)

Net increase (decrease) in net assets resulting
from operations	$74,244,083	$(24,027,253)	$9,590,537	$2,833,280	$(44,177,807)

** Includes $39,745,557 of net realized gains from redemptions in kind

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
321

PUTNAM VARIABLE TRUST
Statement of Operations (Continued)

Year ended December 31, 2007
	Putnam VT
	Utilities Growth	Putnam VT	Putnam VT
	and Income	Vista	Voyager
	Fund	Fund	Fund

Investment income
Dividends	$10,262,619	$2,729,512	$13,948,539
Interest- unaffiliated issuers	179,187	313	49,131
Interest- affiliated issuers (Note 5)	180,266	167,282	195,351
Securities lending	116,431	90,242	265,433
Less: foreign taxes withheld	(270,302)	(17,746)	(21,402)

Total investment income	10,468,201	2,969,603	14,437,052

Expenses
Compensation of Manager (Note 2)	2,693,545	2,497,376	10,127,780
Investor servicing fees (Note 2)	115,693	115,563	504,014
Custodian fees (Note 2)	85,241	54,069	71,188
Trustee compensation and expenses (Note 2)	42,460	42,159	83,132
Administrative services (Note 2)	21,759	21,824	38,973
Distribution fees-class IB (Note 2)	156,512	548,591	964,889
Auditing	55,090	56,263	86,648
Other	98,502	129,563	373,047
Non-recurring costs (Notes 2 and 8)	870	850	3,724
Costs assumed by Manager (Notes 2 and 8)	(870)	(850)	(3,724)
Fees waived and reimbursed by Manager (Notes 2 and 5)	(38,697)	(2,547)	(3,467)

Total expenses	3,230,105	3,462,861	12,246,204

Expense reduction (Note 2)	(82,661)	(69,051)	(329,854)

Net expenses	3,147,444	3,393,810	11,916,350

Net investment income (loss)	7,320,757	(424,207)	2,520,702

Net realized gain (loss) on investments (Notes 1 and 3)	48,061,921	57,439,560	161,750,295
Net realized gain (loss) on futures contracts (Note 1)	(14,042)	(990,642)	183,983
Net realized gain (loss) on swap contracts (Note 1)	(26,307)	—	—
Net realized gain (loss) on written options (Notes 1 and 3)	—	5,928	—
Net realized gain (loss) on foreign currency transactions (Note 1)	(16,427)	—	(1,738)
Net unrealized appreciation (depreciation) of assets
and liabilities in foreign currencies during the year	(2,547)	—	399
Net unrealized appreciation (depreciation) of investments, written options,
TBA sale commitments, swap contracts and futures contracts
during the year	14,998,344	(38,659,998)	(67,707,296)

Net gain (loss) on investments	63,000,942	17,794,848	94,225,643

Net increase (decrease) in net assets resulting
from operations	$70,321,699	$17,370,641	$96,746,345

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
322

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets

	Putnam VT		Putnam VT		Putnam VT
	American Government Income Fund		Capital Appreciation Fund		Capital Opportunities Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$6,523,861	$6,314,094	$213,651	$157,247	$216,554	$41,628
Net realized gain (loss) on investments and
foreign currency transactions	(898,007)	(1,286,290)	2,895,560	3,728,456	1,670,043	3,394,641
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	5,776,269	51,835	(5,828,340)	2,080,620	(5,923,057)	2,212,728

Net increase (decrease) in net assets
resulting from operations	11,402,123	5,079,639	(2,719,129)	5,966,323	(4,036,460)	5,648,997

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,112,485)	(4,294,625)	(106,855)	(98,850)	(38,662)	(57,796)
Class IB	(3,097,187)	(2,944,546)	(29,947)	(24,246)	—	(15,742)
Net realized short-term gain on investments
Class IA	—	—	(705,809)	(1,638,503)	(326,308)	(685,486)
Class IB	—	—	(578,220)	(1,326,233)	(278,187)	(535,240)
From net realized long-term gain on investments
Class IA	—	—	(1,338,506)	(919,599)	(1,518,646)	(782,261)
Class IB	—	—	(1,096,544)	(744,339)	(1,294,691)	(610,804)
Increase (decrease) from capital share
transactions (Note 4)	(14,591,853)	(31,011,136)	(6,390,749)	(1,753,069)	(1,967,183)	10,190,428

Total increase (decrease) in net assets	(10,399,402)	(33,170,668)	(12,965,759)	(538,516)	(9,460,137)	13,152,096

Net assets:
Beginning of year	149,012,146	182,182,814	50,843,215	51,381,731	46,989,019	33,836,923

End of year	138,612,744	149,012,146	$37,877,456	$50,843,215	$37,528,882	$46,989,019

Undistributed net investment income (loss),
end of year	$5,216,010	$7,426,847	$211,410	$142,029	$215,587	$40,313

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
323

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	Discovery Growth Fund		Diversified Income Fund		Equity Income Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(41,512)	$(24,611)	$24,684,603	$24,288,364	$4,188,820	$3,580,753
Net realized gain (loss) on investments and
foreign currency transactions	3,942,905	4,359,185	(8,224,980)	(4,817,634)	9,752,207	16,053,916
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(288,735)	(275,580)	3,251,536	10,397,758	(5,687,069)	17,311,346

Net increase (decrease) in net assets
resulting from operations	3,612,658	4,058,994	19,711,159	29,868,488	8,253,958	36,946,015

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	—	—	(14,181,956)	(19,225,333)	(2,047,999)	(1,500,916)
Class IB	—	—	(9,736,427)	(9,262,231)	(1,536,601)	(1,060,134)
Net realized short-term gain on investments
Class IA	(237,773)	—	—	—	(2,613,246)	(1,263,147)
Class IB	(548,748)	—	—	—	(2,258,874)	(1,041,750)
From net realized long-term gain on investments
Class IA	(743,484)	—	—	—	(6,225,917)	(2,214,224)
Class IB	(1,715,862)	—	—	—	(5,381,644)	(1,826,126)
Increase (decrease) from capital share
transactions (Note 4)	(136,552)	(7,760,501)	(1,817,389)	(30,292,565)	11,739,749	24,059,889

Total increase (decrease) in net assets	230,239	(3,701,507)	(6,024,613)	(28,911,641)	(70,574)	52,099,607

Net assets:
Beginning of year	36,740,778	40,442,285	479,813,483	508,725,124	241,424,798	189,325,191

End of year	$36,971,017	$36,740,778	$473,788,870	$479,813,483	$241,354,224	$241,424,798

Undistributed net investment income (loss),
end of year	$—	$—	$20,885,772	$19,997,269	$4,126,289	$3,556,876

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
324

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	The George Putnam Fund of Boston		Global Asset Allocation Fund		Global Equity Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$16,494,310	$15,329,372	$9,429,232	$8,296,984	$7,175,687	$7,386,920
Net realized gain (loss) on investments and
foreign currency transactions	36,858,412	60,039,591	22,240,092	14,300,960	101,861,234	94,725,995
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(44,785,349)	(3,809,635)	(19,167,961)	25,718,030	(54,014,787)	24,595,455

Net increase (decrease) in net assets
resulting from operations	8,567,373	71,559,328	12,501,363	48,315,974	55,022,134	126,708,370

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(9,055,342)	(9,649,833)	(2,160,149)	(9,466,981)	(12,076,191)	(3,134,064)
Class IB	(7,759,182)	(7,396,162)	(466,643)	(1,947,219)	(1,631,495)	(251,727)
Net realized short-term gain on investments
Class IA	(7,133,784)	—	—	—	—	—
Class IB	(6,699,061)	—	—	—	—	—
From net realized long-term gain on investments
Class IA	(21,545,471)	(12,475,640)	—	—	—	—
Class IB	(20,232,519)	(10,511,669)	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	(44,913,936)	(107,351,665)	(49,564,899)	(34,122,243)	(106,213,168)	(122,252,932)

Total increase (decrease) in net assets	(108,771,922)	(75,825,641)	(39,690,328)	2,779,531	(64,898,720)	1,069,647

Net assets:
Beginning of year	608,279,822	684,105,463	400,137,286	397,357,755	608,067,124	606,997,477

End of year	$499,507,900	$608,279,822	$360,446,958	$400,137,286	$543,168,404	$608,067,124

Undistributed net investment income (loss),
end of year	$16,949,255	$15,849,541	$7,111,776	$4,632,714	$11,074,999	$11,401,389

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
325

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	Growth and Income Fund		Growth Opportunities Fund		Health Sciences Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$54,517,652	$58,697,820	$(1,338)	$80,562	$1,929,910	$504,041
Net realized gain (loss) on investments and
foreign currency transactions	417,909,934	601,144,790	2,692,241	3,722,436	24,559,845	20,352,586
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(641,943,795)	(36,235,779)	(52,973)	415,118	(25,158,918)	(14,513,536)

Net increase (decrease) in net assets
resulting from operations	(169,516,209)	623,606,831	2,637,930	4,218,116	1,330,837	6,343,091

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(48,576,153)	(63,489,875)	(64,798)	(77,382)	(1,178,487)	(763,491)
Class IB	(9,836,129)	(12,394,173)	(15,967)	(19,414)	(1,174,827)	(605,253)
Net realized short-term gain on investments
Class IA	(74,025,833)	—	—	—	—	—
Class IB	(18,002,941)	—	—	—	—	—
From net realized long-term gain on investments
Class IA	(390,721,228)	(84,653,166)	—	—	—	—
Class IB	(95,022,656)	(19,306,308)	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	(275,437,410)	(842,591,376)	(10,652,543)	(10,043,833)	(69,540,842)	(84,113,494)

Total increase (decrease) in net assets	(1,081,138,559)	(398,828,067)	(8,095,378)	(5,922,513)	(70,563,319)	(79,139,147)

Net assets:
Beginning of year	4,101,216,725	4,500,044,792	50,923,698	56,846,211	270,659,925	349,799,072

End of year	$3,020,078,166	$4,101,216,725	$42,828,320	$50,923,698	$200,096,606	$270,659,925

Undistributed net investment income (loss),
end of year	$53,598,503	$58,081,659	$—	$74,958	$(170,485)	$1,840,773

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
326

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	High Yield Fund		Income Fund		International Equity Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$42,611,266	$44,572,582	$36,218,146	$33,001,886	$17,738,908	$21,091,034
Net realized gain (loss) on investments and
foreign currency transactions	7,080,686	(304,578)	4,592,012	6,851,466	191,184,365	200,162,167
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(31,576,865)	16,526,238	(4,054,247)	(5,614,226)	(101,040,898)	57,282,692

Net increase (decrease) in net assets
resulting from operations	18,115,087	60,794,242	36,755,911	34,239,126	107,882,375	278,535,893

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(32,095,983)	(34,837,406)	(22,481,407)	(22,553,767)	(12,348,566)	(3,254,855)
Class IB	(12,858,792)	(12,740,240)	(15,442,292)	(12,639,991)	(25,529,092)	(4,354,663)
Net realized short-term gain on investments
Class IA	—	—	—	—	(9,464,092)	—
Class IB	—	—	—	—	(20,974,802)	—
From net realized long-term gain on investments
Class IA	—	—	—	—	(40,401,491)	—
Class IB	—	—	—	—	(89,539,842)	—
Increase (decrease) from capital share
transactions (Note 4)	(59,284,021)	(45,052,598)	(71,023,688)	(83,994,671)	29,621,132	(2,981,832)

Total increase (decrease) in net assets	(86,123,709)	(31,836,002)	(72,191,476)	(84,949,303)	(60,754,378)	267,944,543

Net assets:
Beginning of year	599,035,287	630,871,289	737,543,099	822,492,402	1,267,657,390	999,712,847

End of year	$512,911,578	$599,035,287	$665,351,623	$737,543,099
					$1,206,903,012	$1,267,657,390

Undistributed net investment income (loss),
end of year	$40,285,321	$43,203,402	$37,836,903	$38,784,089	$25,299,617	$32,467,592

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
327

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT International		Putnam VT International		Putnam VT
	Growth and Income Fund		New Opportunities Fund		Investors Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$7,623,415	$7,881,392	$2,698,344	$2,006,476	$1,235,267	$2,162,867
Net realized gain (loss) on investments and
foreign currency transactions	64,221,894	82,615,101	49,841,872	44,419,958	25,149,007	37,070,640
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(38,992,898)	8,148,481	(16,454,153)	16,412,693	(46,671,024)	25,065,140

Net increase (decrease) in net assets
resulting from operations	32,852,411	98,644,974	36,086,063	62,839,127	(20,286,750)	64,298,647

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(6,234,871)	(3,963,107)	(1,293,024)	(1,721,017)	(1,406,786)	(1,850,139)
Class IB	(2,399,286)	(1,344,592)	(1,504,873)	(2,119,488)	(766,668)	(918,813)
Net realized short-term gain on investments
Class IA	(22,973,100)	—	—	—	—	—
Class IB	(9,907,395)	—	—	—	—	—
From net realized long-term gain on investments
Class IA	(34,531,592)	—	—	—	—	—
Class IB	(14,892,117)	—	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	20,974,731	183,590	(34,748,711)	(24,037,224)	(52,219,385)	(81,110,551)

Total increase (decrease) in net assets	(37,111,219)	93,520,865	(1,460,545)	34,961,398	(74,679,589)	(19,580,856)

Net assets:
Beginning of year	460,469,163	366,948,298	287,674,855	252,713,457	494,282,635	513,863,491

End of year	$423,357,944	$460,469,163	$286,214,310	$287,674,855	$419,603,046	$494,282,635

Undistributed net investment income (loss),
end of year	$6,636,343	$7,828,142	$3,680,348	$2,188,227	$1,191,323	$2,129,524

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
328

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	Mid Cap Value Fund		Money Market Fund		New Opportunities Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$386,583	$1,601,240	$19,881,079	$16,984,370	$2,509,097	$1,803,190
Net realized gain (loss) on investments and
foreign currency transactions	11,608,611	8,077,238	(17,583)	—	160,195,832	177,007,428
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(9,684,387)	3,194,701	—	—	(88,460,846)	(64,541,557)

Net increase (decrease) in net assets
resulting from operations	2,310,807	12,873,179	19,863,496	16,984,370	74,244,083	114,269,061

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,114,590)	(244,237)	(10,463,007)	(9,815,619)	(1,781,476)	(2,261,102)
Class IB	(456,863)	(61,105)	(9,452,246)	(7,152,953)	—	—
Net realized short term gain on investments
Class IA	(1,723,556)	(1,022,040)	—	—	—	—
Class IB	(820,595)	(461,684)	—	—	—	—
From net realized long term gain on investments
Class IA	(3,794,037)	(1,848,690)	—	—	—	—
Class IB	(1,806,365)	(835,106)	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	(7,677,869)	2,557,592	25,991,484	53,271,874	(313,437,351)	(333,268,083)

Total increase (decrease) in net assets	(15,083,068)	10,957,909	25,939,727	53,287,672	(240,974,744)	(221,260,124)

Net assets:
Beginning of year	95,124,663	84,166,754	399,752,655	346,464,983	1,291,099,249	1,512,359,373

End of year	$80,041,595	$95,124,663	$425,692,382	$399,752,655	$1,050,124,505	$1,291,099,249

Undistributed net investment income (loss),
end of year	$376,208	$1,574,560	$—	$15,798	$2,488,816	$1,763,768

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
329

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	New Value Fund		OTC & Emerging Growth Fund		Research Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$7,927,748	$8,282,329	$(149,961)	$(154,522)	$1,268,384	$899,692
Net realized gain (loss) on investments and
foreign currency transactions	87,357,063	61,879,210	11,229,950	11,510,977	22,130,419	15,770,985
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(119,312,064)	29,125,010	(1,489,452)	(1,294,796)	(20,565,523)	3,467,176

Net increase (decrease) in net assets
resulting from operations	(24,027,253)	99,286,549	9,590,537	10,061,659	2,833,280	20,137,853

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,906,072)	(5,194,156)	—	—	(466,938)	(669,247)
Class IB	(3,307,191)	(2,804,842)	—	—	(408,798)	(609,516)
Net realized short-term gain on investments
Class IA	(8,058,567)	(7,699,302)	—	—	—	—
Class IB	(6,534,499)	(4,971,546)	—	—	—	—
From net realized long-term gain on investments
Class IA	(26,067,200)	(19,857,307)	—	—	—	—
Class IB	(21,137,266)	(12,822,135)	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	(45,642,162)	(33,516,214)	(12,314,330)	(18,812,229)	(42,296,047)	(43,379,422)

Total increase (decrease) in net assets	(139,680,210)	12,421,047	(2,723,793)	(8,750,570)	(40,338,503)	(24,520,332)

Net assets:
Beginning of year	679,407,446	666,986,399	79,065,231	87,815,801	177,820,555	202,340,887

End of year	$539,727,236	$679,407,446	$76,341,438	$79,065,231	$137,482,052	$177,820,555

Undistributed net investment income (loss),
end of year	$7,824,433	$8,245,396	$—	$—	$1,101,905	$847,455

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
330

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT		Putnam VT		Putnam VT
	Small Cap Value Fund		Utilities Growth and Income Fund		Vista Fund
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	December 31	December 31	December 31	December 31	December 31	December 31
	2007	2006	2007	2006	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$6,355,698	$5,960,079	$7,320,757	$7,856,568	$(424,207)	$(548,934)
Net realized gain (loss) on investments and
foreign currency transactions	132,787,458	112,299,011	48,005,145	44,315,514	56,454,846	62,544,689
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(183,320,963)	28,467,008	14,995,797	35,786,573	(38,659,998)	(37,572,000)

Net increase (decrease) in net assets
resulting from operations	(44,177,807)	146,726,098	70,321,699	87,958,655	17,370,641	24,423,755

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,803,520)	(1,544,079)	(6,348,642)	(9,883,463)	—	—
Class IB	(4,208,003)	(1,976,962)	(1,086,867)	(1,741,276)	—	—
Net realized short-term gain on investments
Class IA	(4,160,501)	(5,621,413)	—	—	—	—
Class IB	(13,391,892)	(11,661,576)	—	—	—	—
From net realized long-term gain on investments
Class IA	(21,985,769)	(23,559,270)	—	—	—	—
Class IB	(70,768,165)	(48,873,516)	—	—	—	—
Increase (decrease) from capital share
transactions (Note 4)	(341,674,129)	80,214,838	(64,471,342)	(72,851,152)	(105,064,132)	(96,467,249)

Total increase (decrease) in net assets	(502,169,786)	133,704,120	(1,585,152)	3,482,764	(87,693,491)	(72,043,494)
Net assets:

Beginning of year	978,000,195	844,296,075	382,902,568	379,419,804	420,426,636	492,470,130

End of year	$475,830,409	$978,000,195	$381,317,416	$382,902,568	$332,733,145	$420,426,636

Undistributed net investment income (loss),
end of year	$6,449,629	$6,217,189	$7,182,853	$7,317,492	$—	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
331

PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (Continued)

	Putnam VT
	Voyager Fund
	Year ended	Year ended
	December 31	December 31
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,520,702	$519,037
Net realized gain (loss) on investments and
foreign currency transactions	161,932,540	119,716,559
Net unrealized appreciation (depreciation)
of investments and assets and
liabilities in foreign currencies	(67,706,897)	(22,294,340)

Net increase (decrease) in net assets
resulting from operations	96,746,345	97,941,256

Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(441,007)	(6,162,899)
Class IB	—	(510,932)
Increase (decrease) from capital share
transactions (Note 4)	(463,035,587)	(517,631,079)

Total increase (decrease) in net assets	(366,730,249)	(426,363,654)

Net assets:
Beginning of year	1,860,346,341	2,286,709,995

End of year	$1,493,616,092	$1,860,346,341
Undistributed net investment income (loss),
end of year	$2,485,561	$509,329

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
332

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333

PUTNAM VARIABLE TRUST

Financial Highlights

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net				Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	Return	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT American Government Income Fund (Class IA)
December 31, 2007	$11.38	$ .54(i)	$ .40(g)	$.94	$ (.59)	$ —	$ —	$ (.59)	$ 11.73	8.63(g)	$76,057	.62(i)	4.76(i)	153.13(f )
December 31, 2006	11.50	.45(i)	(.07)	.38	(.50)	—	—	(.50)	11.38	3.51	83,470	.62(i)	4.01(i)	180.25(f )
December 31, 2005	11.75	.41(i)	(.22)	.19	(.41)	(.03)	—	(.44)	11.50	1.65	107,325	.64(i)	3.56(i)	419.62(f )
December 31, 2004	12.08	.31(i)	.03	.34	(.49)	(.18)	—	(.67)	11.75	2.85	144,320	.66(i)	2.65(i)	309.71
December 31, 2003	12.34	.29	(.07)	.22	(.25)	(.23 )	—	(.48)	12.08	1.89	225,290.74		2.35	553.08

Putnam VT American Government Income Fund (Class IB)
December 31, 2007	$11.34	$ .51(i)	$ .40(g)	.91	$(.56)	$—	$—	$(.56)	$ 11.69	8.36 (g)	$62,556	.87(i)	4.51(i)	153.13(f )
December 31, 2006	11.46	.42(i)	(.07)	.35	(.47)	—	—	(.47)	11.34	3.22	65,543	.87(i)	3.74(i)	180.25(f )
December 31, 2005	11.71	.38(i)	(.22)	.16	(.38)	(.03)	—	(.41)	11.46	1.35	74,858	.89(i)	3.32(i)	419.62(f )
December 31, 2004	12.02	.28(i)	.04	.32	(.45)	(.18)	—	(.63)	11.71	2.66	87,312	.91(i)	2.39(i)	309.71
December 31, 2003	12.30	.25	(.07)	.18	(.23)	(.23)	—	(.46)	12.02	1.56	107,751.99		2.09	553.08

Putnam VT Capital Appreciation Fund (Class IA)
December 31, 2007	$ 9.62	$ .05(i)	$(.63)	$(.58)	$(.04)	$(.73)	$—	$(.77)	$8.27	(6.73)	$19,969	.81(i)	.56(i)	75.75
December 31, 2006	9.38	.04(i)	1.08	1.12	(.03)	(.85)	—	(.88)	9.62	12.61	28,620	.82(i)	.42(i)	81.44
December 31, 2005	8.73	.04(i)(k)	.67	.71	(.06)	—	—	(.06)	9.38	8.18	28,310	.88(i)	.40(i)(k)	132.25
December 31, 2004	7.59	.06(i)(j)	1.08	1.14	—	—	—	—	8.73	15.02	26,223	.90(i)	.75(i)(j)	139.79
December 31, 2003	6.07	—(e)	1.52	1.52	—	—	—	—	7.59	25.04	23,316	1.06	.04	143.90

Putnam VT Capital Appreciation Fund (Class IB)
December 31, 2007	$ 9.53	$ .03(i)	$ (.63)	$ (.60)	$(.01)	(.73)	$—	$(.74)	$8.19	(6.95)	$17,909	1.06(i)	.32(i)	75.75
December 31, 2006	9.30	.01(i)	1.08	1.09	(.01)	(.85)	—	(.86)	9.53	12.32	22,223	1.07(i)	.17(i)	81.44
December 31, 2005	8.66	.01(i)(k)	.67	.68	(.04)	—	—	(.04)	9.30	7.88	23,072	1.13(i)	.15(i)(k)	132.25
December 31, 2004	7.55	.04(i)(j)	1.07	1.11	—	—	—	—	8.66	14.70	23,302	1.15(i)	.51(i)(j)	139.79
December 31, 2003	6.05	(.01)	1.51	1.50	—	—	—	—	7.55	24.79	20,315	1.31	(.20)	143.90

Putnam VT Capital Opportunities Fund (Class IA)
December 31, 2007	$17.15	$ .09(i)	$ (1.52)	$(1.43)	$(.03)	$(1.19)	$—	$ (1.22)	$ 14.50	(9.29)	$18,728	.91(i)	.57(i)	82.20
December 31, 2006	15.87	.03(i)	2.38	2.41	(.04)	(1.09)	—	(1.13)	17.15	15.52	26,293	.96(i)	.21(i)	104.74
December 31, 2005	14.44	.05(i)(k)	1.44	1.49	—	(.06)	—	(.06)	15.87	10.41	18,788	.92(i)	.37(i)(k)	133.38
December 31, 2004	12.74	.08(i)	2.26	2.34	(.06)	(.58)	—	(.64)	14.44	18.54	13,523	.96(i)	.59(i)	163.42
December 31, 2003**	10.00	—(e)(i)	3.02	3.02	—	(.28)	—	(.28)	12.74	30.25*	5,972	.71(i)*	(.01)(i)*	163.05*

Putnam VT Capital Opportunities Fund (Class IB)
December 31, 2007	$17.04	$ .05(i)	$ (1.52)	$(1.47)	$—	$ (1.19)	$—	$ (1.19)	$ 14.38	(9.55)	$18,801	1.16(i)	.32(i)	82.20
December 31, 2006	15.79	(.01)(i)	2.37	2.36	(.02)	(1.09)	—	(1.11)	17.04	15.21	20,696	1.21(i)	(.04)(i)	104.74
December 31, 2005	14.40	.02(i)(k)	1.43	1.45	—	(.06)	—	(.06)	15.79	10.16	15,049	1.17(i)	.11(i)(k)	133.38
December 31, 2004	12.72	.05(i)	2.24	2.29	(.03)	(.58)	—	(.61)	14.40	18.21	9,013	1.21(i)	.35(i)	163.42
December 31, 2003**	10.00	(.03)(i)	3.03	3.00	—	(.28)	—	(.28)	12.72	30.05*	4,737	.88(i)*	(.18)(i)*	163.05*

Putnam VT Discovery Growth Fund (Class IA)
December 31, 2007	$ 6.01	$ —(i)(e)	$ .60	$ .60	$—	$(.55)	$—	$(.55)	$6.06	10.68	$12,881	.83(i)	.06(i)	124.26
December 31, 2006	5.40	.01(i)	.60	.61	—	—	—	—	6.01	11.30	11,434	.82(i)	.10(i)	94.83
December 31, 2005	5.02	—(e)(i)(k)	.38	.38	—	—	—	—	5.40	7.57	13,287	.88(i)	(.09)(i)(k)	147.47
December 31, 2004	4.66	(.01)(i)(j)	.37	.36	—	—	—	—	5.02	7.73	17,068	.94(i)	(.24)(i)(j)	106.52
December 31, 2003	3.52	(.02)	1.16	1.14	—	—	—	—	4.66	32.39	19,835	1.08	(.58)	81.55

Putnam VT Discovery Growth Fund (Class IB)
December 31, 2007	$ 5.92	$ (.01)(i)	$ .58	$ .57	$—	$(.55)	$—	$(.55)	$5.94	10.32	$24,090	1.08(i)	(.19)(i)	124.26
December 31, 2006	5.33	(.01)(i)	.60	.59	—	—	—	—	5.92	11.07	25,307	1.07(i)	(.14)(i)	94.83
December 31, 2005	4.97	(.02)(i)(k)	.38	.36	—	—	—	—	5.33	7.24	27,155	1.13(i)	(.34)(i)(k)	147.47
December 31, 2004	4.62	(.02)(i)(j)	.37	.35	—	—	—	—	4.97	7.58	34,186	1.19(i)	(.48)(i)(j)	106.52
December 31, 2003	3.50	(.03)	1.15	1.12	—	—	—	—	4.62	32.00	35,091	1.33	(.83)	81.55

See page 348 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
334	335

PUTNAM VARIABLE TRUST
Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net				Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	Return	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT Diversified Income Fund (Class IA)
December 31, 2007	$ 8.89	$.46(i)	$ (.09)	$ .37	$ (.45)	$ —	$ —	$ (.45)	$ 8.81	4.31	$ 248,629	.75(i)	5.25(i)	78.65(f )
December 31, 2006	8.86	.44(i)	.11	.55	(.52)	—	—	(.52)	8.89	6.60	291,212	.76(i)	5.12(i)	87.14(f )
December 31, 2005	9.27	.44(i)	(.16)	.28	(.69)	—	—	(.69)	8.86	3.28	348,430	.79(i)	4.96(i)	115.07(f )
December 31, 2004	9.32	.51(i)	.33	.84	(.89)	—	—	(.89)	9.27	9.58	409,381	.80(i)	5.68(i)	79.07
December 31, 2003	8.55	.63	.97	1.60	(.83)	—	—	(.83)	9.32	20.27	449,121.82		7.16	104.06

Putnam VT Diversified Income Fund (Class IB)
December 31, 2007	$ 8.78	$.43(i)	$(.08)	$.35	$(.43)	$—	$—	$(.43)	$8.70	4.13	$225,160	1.00(i)	5.02(i)	78.65(f )
December 31, 2006	8.76	.42(i)	.10	.52	(.50)	—	—	(.50)	8.78	6.29	188,602	1.01(i)	4.86(i)	87.14(f )
December 31, 2005	9.17	.41(i)	(.15)	.26	(.67)	—	—	(.67)	8.76	3.05	160,295	1.04(i)	4.70(i)	115.07(f )
December 31, 2004	9.24	.48(i)	.32	.80	(.87)	—	—	(.87)	9.17	9.20	149,586	1.05(i)	5.41(i)	79.07
December 31, 2003	8.49	.60	.96	1.56	(.81)	—	—	(.81)	9.24	19.91	141,644	1.07	6.86	104.06

Putnam VT Equity Income Fund (Class IA)
December 31, 2007	$15.87	$.28(i)	$.24	.52	$(.25)	$ (1.08)	$—	$ (1.33)	$ 15.06	3.46	$128,150	.77(i)	1.79(i)	74.27
December 31, 2006	13.96	.27(i)	2.31	2.58	(.20)	(.47)	—	(.67)	15.87	19.15	128,870	.79(i)	1.85(i)	81.54
December 31, 2005	13.54	.22(i)(k)	.53	.75	(.15)	(.18)	—	(.33)	13.96	5.71	106,970	.81(i)	1.64(i)(k)	59.47
December 31, 2004	12.09	.22(i)	1.25	1.47	—	(.02)	—	(.02)	13.54	12.14	80,093	.83(i)	1.75(i)	89.30
December 31, 2003**	10.00	.10(i)	2.06	2.16	(.05)	(.02)	—	(.07)	12.09	21.57*	39,133	.71(i)*	.93(i)*	113.49*

Putnam VT Equity Income Fund (Class IB)
December 31, 2007	$15.79	$.24(i)	$.24	$.48	$(.22)	$ (1.08)	$—	$ (1.30)	$ 14.97	3.19	$113,204	1.02(i)	1.54(i)	74.27
December 31, 2006	13.89	.23(i)	2.31	2.54	(.17)	(.47)	—	(.64)	15.79	18.93	112,555	1.04(i)	1.61(i)	81.54
December 31, 2005	13.49	.19(i)(k)	.52	.71	(.13)	(.18)	—	(.31)	13.89	5.43	82,356	1.06(i)	1.40(i)(k)	59.47
December 31, 2004	12.08	.19(i)	1.24	1.43	—	(.02)	—	(.02)	13.49	11.82	55,764	1.08(i)	1.51(i)	89.30
December 31, 2003**	10.00	.09(i)	2.05	2.14	(.04)	(.02)	—	(.06)	12.08	21.39*	22,804	.88(i)*	.76(i)*	113.49*

Putnam VT The George Putnam Fund of Boston (Class IA)
December 31, 2007	$12.47	$.35(i)	$(.20)	.15	$(.38)	$ (1.19)	$—	$ (1.57)	$ 11.05	1.14	$243,160	.72(i)	3.03(i)	128.49(f)
December 31, 2006	11.83	.29(i)	1.09	1.38	(.32)	(.42)	—	(.74)	12.47	12.23	318,905	.74(i)	2.50(i)	124.55(f)
December 31, 2005	11.61	.28(i)(k)	.20	.48	(.26)	—	—	(.26)	11.83	4.22	382,326	.72(i)	2.44(i)(k)	139.50
December 31, 2004	10.93	.24(i)	.67	.91	(.23)	—	—	(.23)	11.61	8.48	444,637	.72(i)	2.15(i)	148.39
December 31, 2003	9.58	.23	1.38	1.61	(.26)	—	—	(.26)	10.93	17.35	463,270.73		2.27	144.47

Putnam VT The George Putnam Fund of Boston (Class IB)
December 31, 2007	$12.40	$.32(i)	$(.20)	$.12	$(.34)	$ (1.19)	$—	$ (1.53)	$ 10.99	0.95	$256,347	.97(i)	2.78(i)	128.49(f )
December 31, 2006	11.76	.26(i)	1.09	1.35	(.29)	(.42)	—	(.71)	12.40	12.02	289,374	.99(i)	2.25(i)	124.55(f )
December 31, 2005	11.55	.25(i)(k)	.19	.44	(.23)	—	—	(.23)	11.76	3.91	301,779	.97(i)	2.18(i)(k)	139.50
December 31, 2004	10.88	.21(i)	.67	.88	(.21)	—	—	(.21)	11.55	8.21	294,298	.97(i)	1.90(i)	148.39
December 31, 2003	9.54	.20	1.38	1.58	(.24)	—	—	(.24)	10.88	17.04	254,106.98		2.00	144.47

Putnam VT Global Asset Allocation Fund (Class IA)
December 31, 2007	$16.50	$.42(i)	$.10	$.52	$(.12)	$—	$—	$(.12)	$ 16.90	3.16	$264,820	.77(i)	2.49(i)	106.99(f )
December 31, 2006	15.03	.33(i)	1.59	1.92	(.45)	—	—	(.45)	16.50	13.04	311,512	.82(i)	2.15(i)	76.62(f )
December 31, 2005	14.22	.30(i)(k)	.71	1.01	(.20)	—	—	(.20)	15.03	7.20	330,872	.90(i)	2.06(i)(k)	144.67(f )
December 31, 2004	13.43	.24(i)	.98	1.22	(.43)	—	—	(.43)	14.22	9.26	371,882	.93(i)	1.76(i)	156.86
December 31, 2003	11.51	.23	2.19	2.42	(.50)	—	—	(.50)	13.43	22.04	417,713.95		1.92	155.21

Putnam VT Global Asset Allocation Fund (Class IB)
December 31, 2007	$16.54	$.38(i)	$.11	$.49	$(.09)	$—	$—	$(.09)	$ 16.94	2.94	$95,626	1.02(i)	2.23(i)	106.99(f )
December 31, 2006	15.06	.29(i)	1.61	1.90	(.42)	—	—	(.42)	16.54	12.86	88,626	1.07(i)	1.87(i)	76.62(f )
December 31, 2005	14.25	.26(i)(k)	.72	.98	(.17)	—	—	(.17)	15.06	6.97	66,485	1.15(i)	1.80(i)(k)	144.67(f )
December 31, 2004	13.45	.20(i)	1.00	1.20	(.40)	—	—	(.40)	14.25	9.11	47,886	1.18(i)	1.51(i)	156.86
December 31, 2003	11.51	.20	2.21	2.41	(.47)	—	—	(.47)	13.45	21.90	32,588	1.20	1.63	155.21

See page 348 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
336	337

PUTNAM VARIABLE TRUST
Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net				Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	Return	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT Global Equity Fund (Class IA)
December 31, 2007	$13.68	$.18(i)	$1.08	$ 1.26	$(.33)	$—	$—	$(.33)	$ 14.61	9.37	$472,265	.89(i)	1.23(i)	86.29
December 31, 2006	11.14	.15(i)	2.46	2.61	(.07)	—	—	(.07)	13.68	23.50	530,379	.95(i)	1.26(i)	84.81
December 31, 2005	10.32	.11(i)(k)	.82	.93	(.11)	—	—	(.11)	11.14	9.09(k)	535,688	.92(i)	1.08(i)(k)	75.73
December 31, 2004	9.26	.10(i)	1.17	1.27	(.21)	—	—	(.21)	10.32	13.94	608,379	.94(i)	1.10(i)	77.03
December 31, 2003	7.25	.09	2.02	2.11	(.10)	—	—	(.10)	9.26	29.54	670,764.92		1.21	88.32

Putnam VT Global Equity Fund (Class IB)
December 31, 2007	$13.57	$.14(i)	$1.07	$ 1.21	$(.30)	$—	$—	$(.30)	$ 14.48	9.02	$70,903	1.14(i)	.99(i)	86.29
December 31, 2006	11.05	.12(i)	2.44	2.56	(.04)	—	—	(.04)	13.57	23.22	77,688	1.20(i)	1.01(i)	84.81
December 31, 2005	10.24	.09(i)(k)	.80	.89	(.08)	—	—	(.08)	11.05	8.78(k)	71,310	1.17(i)	.82(i)(k)	75.73
December 31, 2004	9.19	.08(i)	1.16	1.24	(.19)	—	—	(.19)	10.24	13.68	75,503	1.19(i)	.86(i)	77.03
December 31, 2003	7.19	.07	2.01	2.08	(.08)	—	—	(.08)	9.19	29.23	74,972	1.17	.95	88.32

Putnam VT Growth and Income Fund (Class IA)
December 31, 2007	$29.54	$.40(i)	$ (1.80)	$(1.40)	$(.46)	$ (4.40)	$—	$ (4.86)	$ 23.28	(5.80)	$2,427,397	.55(i)	1.52(i)	50.44
December 31, 2006	26.51	.39(i)	3.78	4.17	(.49)	(.65)	—	(1.14)	29.54	16.19	3,309,577	.55(i)	1.44(i)	78.00
December 31, 2005	25.59	.41(i)(k)	.97	1.38	(.46)	—	—	(.46)	26.51	5.50(k)	3,688,393	.54(i)	1.61(i)(k)	56.46
December 31, 2004	23.39	.40(i)	2.22	2.62	(.42)	—	—	(.42)	25.59	11.37	4,504,542	.54(i)	1.70(i)	29.21
December 31, 2003	18.75	.37	4.69	5.06	(.42)	—	—	(.42)	23.39	27.69	4,947,556.53		1.85	32.55

Putnam VT Growth and Income Fund (Class IB)
December 31, 2007	$29.36	$.33(i)	$ (1.79)	$ (1.46)	$(.38)	$ (4.40)	$—	$ (4.78)	$ 23.12	(6.04)	$592,681	.80(i)	1.27(i)	50.44
December 31, 2006	26.35	.32(i)	3.76	4.08	(.42)	(.65)	—	(1.07)	29.36	15.91	791,640	.80(i)	1.19(i)	78.00
December 31, 2005	25.44	.35(i)(k)	.95	1.30	(.39)	—	—	(.39)	26.35	5.23(k)	811,652	.79(i)	1.37(i)(k)	56.46
December 31, 2004	23.26	.34(i)	2.21	2.55	(.37)	—	—	(.37)	25.44	11.11	871,478	.79(i)	1.45(i)	29.21
December 31, 2003	18.64	.32	4.67	4.99	(.37)	—	—	(.37)	23.26	27.38	828,558.78		1.60	32.55

Putnam VT Growth Opportunities Fund (Class IA)
December 31, 2007	$ 5.29	$.01(i)	$.30	$.31	$(.02)	$—	$—	$(.02)	$5.58	5.82	$17,346	.81(i)	.14(i)	60.00
December 31, 2006	4.88	.01(i)	.42	.43	(.02)	—	—	(.02)	5.29	8.75	21,650	.83(i)	.30(i)	82.83
December 31, 2005	4.72	.02(i)(k)	.18	.20	(.04)	—	—	(.04)	4.88	4.34	24,764	.87(i)	.36(i)(k)	154.79
December 31, 2004	4.63	.03(i)(j)	.07	.10	(.01)	—	—	(.01)	4.72	2.08	31,196	.90(i)	.76(i)(j)	57.02
December 31, 2003	3.75	.01	.87	.88	—	—	—	—	4.63	23.47	38,470.96		.17	59.00

Putnam VT Growth Opportunities Fund (Class IB)
December 31, 2007	$ 5.24	$ (.01)(i)	$.30	$.29	$—(e)	$—	$—	$—(e)	$5.53	5.60	$25,482	1.06(i)	(.11)(i)	60.00
December 31, 2006	4.83	—(e)(i)	.41	.41	—(e)	—	—	—(e)	5.24	8.55	29,273	1.08(i)	.05(i)	82.83
December 31, 2005	4.67	.01(i)(k)	.18	.19	(.03)	—	—	(.03)	4.83	4.11	32,082	1.12(i)	.11(i)(k)	154.79
December 31, 2004	4.59	.02(i)(j)	.06	.08	—	—	—	—	4.67	1.74	36,059	1.15(i)	.55(i)(j)	57.02
December 31, 2003	3.73	—(e)	.86	.86	—	—	—	—	4.59	23.06	37,906	1.21	(.08)	59.00

Putnam VT Health Sciences Fund (Class IA)
December 31, 2007	$13.69	$.13(i)(j)	$(.18)	$ (.05)	$(.15)	$—	$—	$(.15)	$ 13.49	(0.36)	$81,384	.81(i)	.95(i)(j)	16.03
December 31, 2006	13.35	.04(i)	.37	.41	(.07)	—	—	(.07)	13.69	3.06	117,118	.85(i)	.30(i)	22.40
December 31, 2005	11.80	.05(i)(k)	1.54	1.59	(.04)	—	—	(.04)	13.35	13.50	160,324	.81(i)	.43(i)(k)	30.98
December 31, 2004	11.04	.04(i)	.76	.80	(.04)	—	—	(.04)	11.80	7.30	171,982	.85(i)	.39(i)	47.82
December 31, 2003	9.37	.07	1.68	1.75	(.08)	—	—	(.08)	11.04	18.80	200,054.84		.39	63.66

Putnam VT Health Sciences Fund (Class IB)
December 31, 2007	$13.60	$.10(i)(j)	$(.19)	$(.09)	$(.11)	$—	$—	$(.11)	$ 13.40	(0.67)	$118,713	1.06(i)	.69(i)(j)	16.03
December 31, 2006	13.27	.01(i)	.36	.37	(.04)	—	—	(.04)	13.60	2.79	153,542	1.10(i)	.05(i)	22.40
December 31, 2005	11.73	.02(i)(k)	1.53	1.55	(.01)	—	—	(.01)	13.27	13.20	189,476	1.06(i)	.17(i)(k)	30.98
December 31, 2004	10.97	.01(i)	.77	.78	(.02)	—	—	(.02)	11.73	7.12	162,097	1.10(i)	.13(i)	47.82
December 31, 2003	9.32	.02	1.69	1.71	(.06)	—	—	(.06)	10.97	18.39	161,036	1.09	.11	63.66

See page 348 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
338	339

PUTNAM VARIABLE TRUST
Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net	From			Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	of	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a) Investments		Operations	Income	Investments	Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT High Yield Fund (Class IA)
December 31, 2007	$ 7.83	$.58(i)	$(.33)	$.25	$(.63)	$—	$—	$(.63)	$7.45	3.17	$360,197	.73(i)	7.67(i)	43.25
December 31, 2006	7.68	.56(i)	.20	.76	(.61)	—	—	(.61)	7.83	10.60	431,054	.74(i)	7.46(i)	51.55
December 31, 2005	8.10	.56(i)	(.31)	.25	(.67)	—	—	(.67)	7.68	3.47	460,707	.76(i)	7.27(i)	43.21
December 31, 2004	7.97	.58(i)	.24	.82	(.69)	—	—	(.69)	8.10	10.99	525,899	.78(i)	7.47(i)	50.44
December 31, 2003	7.08	.65	1.07	1.72	(.83)	—	—	(.83)	7.97	26.68	594,299.78		8.86	75.01

Putnam VT High Yield Fund (Class IB)
December 31, 2007	$ 7.78	$.56(i)	$(.34)	$.22	$(.61)	$—	$—	$(.61)	$7.39	2.79	$152,715	.98(i)	7.42(i)	43.25
December 31, 2006	7.62	.54(i)	.21	.75	(.59)	—	—	(.59)	7.78	10.52	167,982	.99(i)	7.20(i)	51.55
December 31, 2005	8.05	.53(i)	(.31)	.22	(.65)	—	—	(.65)	7.62	3.10	170,165	1.01(i)	7.02(i)	43.21
December 31, 2004	7.94	.55(i)	.23	.78	(.67)	—	—	(.67)	8.05	10.54	175,106	1.03(i)	7.18(i)	50.44
December 31, 2003	7.05	.62	1.09	1.71	(.82)	—	—	(.82)	7.94	26.54	159,069	1.03	8.44	75.01

Putnam VT Income Fund (Class IA)
December 31, 2007	$12.70	$.65(i)	$.02	$.67	$(.69)	$—	$—	$(.69)	$12.68	5.45	$379,470	.57(i)	5.25(i)	228.92(f)
December 31, 2006	12.69	.54(i)	.04	.58	(.57)	—	—	(.57)	12.70	4.83	437,298	.57(i)	4.39(i)	201.13(f )
December 31, 2005	12.96	.52(i)	(.20)	.32	(.45)	(.14)	—	(.59)	12.69	2.60	530,341	.61(i)	4.06(i)	336.25(f )
December 31, 2004	12.91	.38(i)	.22	.60	(.55)	—	—	(.55)	12.96	4.72	637,568	.66(i)	3.01(i)	401.71
December 31, 2003	12.95	.46	.13	.59	(.63)	—	—	(.63)	12.91	4.70	765,119.68		3.61	287.19

Putnam VT Income Fund (Class IB)
December 31, 2007	$12.61	$.62(i)	$.02	$.64	$(.66)	$—	$—	$(.66)	$12.59	5.22	$285,881	.82(i)	5.00(i)	228.92(f)
December 31, 2006	12.61	.50(i)	.04	.54	(.54)	—	—	(.54)	12.61	4.52	300,246	.82(i)	4.09(i)	201.13(f)
December 31, 2005	12.88	.48(i)	(.20)	.28	(.41)	(.14)	—	(.55)	12.61	2.36	292,152	.86(i)	3.81(i)	336.25(f )
December 31, 2004	12.84	.34(i)	.22	.56	(.52)	—	—	(.52)	12.88	4.43	278,617	.91(i)	2.71(i)	401.71
December 31, 2003	12.89	.42	.13	.55	(.60)	—	—	(.60)	12.84	4.43	262,067.93		3.29	287.19

Putnam VT International Equity Fund(Class IA)
December 31, 2007	$20.78	$.31(i)	$1.33	$ 1.64	$(.66)	$(2.65)	$—	$(3.31)	$19.11	8.61	$381,400	.84(i)	1.56(i)	83.16
December 31, 2006	16.36	.38(i)	4.19	4.57	(.15)	—	—	(.15)	20.78	28.04	410,278	.93(i)	2.08(i)	90.26
December 31, 2005	14.80	.20(i)(k)	1.61	1.81	(.25)	—	—	(.25)	16.36	12.46	377,816	.93(i)	1.37(i)(k)	86.02
December 31, 2004	12.91	.16(i)	1.95	2.11	(.22)	—	—	(.22)	14.80	16.58	427,548	.94(i)	1.21(i)	62.84
December 31, 2003	10.14	.16	2.73	2.89	(.12)	—	—	(.12)	12.91	28.91	444,329.94		1.50	71.14

Putnam VT International Equity Fund (Class IB)
December 31, 2007	$20.64	$.26(i)	$1.32	$1.58	$(.61)	$(2.65)	$—	$(3.26)	$18.96	8.37	$825,503	1.09(i)	1.31(i)	83.16
December 31, 2006	16.26	.32(i)	4.17	4.49	(.11)	—	—	(.11)	20.64	27.72	857,380	1.18(i)	1.77(i)	90.26
December 31, 2005	14.71	.16(i)(k)	1.61	1.77	(.22)	—	—	(.22)	16.26	12.20	621,897	1.18(i)	1.06(i)(k)	86.02
December 31, 2004	12.85	.12(i)	1.94	2.06	(.20)	—	—	(.20)	14.71	16.19	558,206	1.19(i)	.95(i)	62.84
December 31, 2003	10.09	.13	2.73	2.86	(.10)	—	—	(.10)	12.85	28.65	510,055	1.19	1.15	71.14

Putnam VT International Growth and Income Fund (Class IA)
December 31, 2007	$19.32	$.31(i)	$.96	$1.27	$(.39)	$ (3.60)	$—	$ (3.99)	$ 16.60	7.29	$294,274	.92(i)	1.74(i)	90.31
December 31, 2006	15.35	.35(i)	3.85	4.20	(.23)	—	—	(.23)	19.32	27.63	325,011	.93(i)	2.04(i)	113.24
December 31, 2005	13.57	.23(i)(k)	1.69	1.92	(.14)	—	—	(.14)	15.35	14.33	264,352	1.01(i)	1.68(i)(k)	74.48
December 31, 2004	11.35	.14(i)	2.25	2.39	(.17)	—	—	(.17)	13.57	21.31	258,073	1.01(i)	1.18(i)	59.34
December 31, 2003	8.37	.15	2.99	3.14	(.16)	—	—	(.16)	11.35	38.37	227,237	1.02	1.70	71.71

Putnam VT International Growth and Income Fund (Class IB)
December 31, 2007	$19.21	$.26(i)	$.96	$ 1.22	$(.35)	$ (3.60)	$—	$ (3.95)	$ 16.48	7.01	$129,084	1.17(i)	1.50(i)	90.31
December 31, 2006	15.28	.30(i)	3.83	4.13	(.20)	—	—	(.20)	19.21	27.22	135,458	1.18(i)	1.75(i)	113.24
December 31, 2005	13.51	.19(i)(k)	1.70	1.89	(.12)	—	—	(.12)	15.28	14.10	102,596	1.26(i)	1.40(i)(k)	74.48
December 31, 2004	11.31	.11(i)	2.24	2.35	(.15)	—	—	(.15)	13.51	20.98	87,743	1.26(i)	.89(i)	59.34
December 31, 2003	8.35	.13	2.97	3.10	(.14)	—	—	(.14)	11.31	37.85	63,651	1.27	1.39	71.71

See page 348 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
340	341

PUTNAM VARIABLE TRUST
Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net				Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	From			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	Return	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT International New Opportunities Fund (Class IA)
December 31, 2007	$18.34	$.21(i)	$2.25	$ 2.46	$(.21)	$—	$—	$(.21)	$ 20.59	13.52	$119,992	1.11(i)	1.06(i)	106.90
December 31, 2006	14.73	.15(i)	3.71	3.86	(.25)	—	—	(.25)	18.34	26.42	118,241	1.15(i)	.89(i)	94.40
December 31, 2005	12.53	.17(i)(k)	2.15	2.32	(.12)	—	—	(.12)	14.73	18.64(k)	101,535	1.21(i)	1.27(i)(k)	91.01
December 31, 2004	11.16	.11(i)	1.40	1.51	(.14)	—	—	(.14)	12.53	13.63	89,615	1.25(i)	.96(i)	139.72
December 31, 2003	8.41	.09	2.71	2.80	(.05)	—	—	(.05)	11.16	33.59	98,339	1.26	1.00	135.90

Putnam VT International New Opportunities Fund (Class IB)
December 31, 2007	$18.25	$.16(i)	$2.24	$ 2.40	$(.17)	$—	$—	$(.17)	$ 20.48	13.21	$166,222	1.36(i)	.82(i)	106.90
December 31, 2006	14.66	.10(i)	3.70	3.80	(.21)	—	—	(.21)	18.25	26.13	169,254	1.40(i)	.62(i)	94.40
December 31, 2005	12.47	.13(i)(k)	2.15	2.28	(.09)	—	—	(.09)	14.66	18.36(k)	151,178	1.46(i)	1.01(i)(k)	91.01
December 31, 2004	11.11	.08(i)	1.39	1.47	(.11)	—	—	(.11)	12.47	13.35	141,110	1.50(i)	.70(i)	139.72
December 31, 2003	8.37	.07	2.70	2.77	(.03)	—	—	(.03)	11.11	33.21	144,493	1.51	.74	135.90

Putnam VT Investors Fund (Class IA)
December 31, 2007	$12.27	$.05(i)	$(.65)	$(.60)	$(.07)	$—	$—	$(.07)	$ 11.60	(4.90)	$181,848	.75(i)	.39(i)	87.61
December 31, 2006	10.81	.06(i)	1.47	1.53	(.07)	—	—	(.07)	12.27	14.24	258,811	.77(i)	.55(i)	101.46
December 31, 2005	10.04	.07(i)(k)	.82	.89	(.12)	—	—	(.12)	10.81	9.03	292,017	.75(i)	.66(i)(k)	113.81
December 31, 2004	8.95	.11(i)(j)	1.04	1.15	(.06)	—	—	(.06)	10.04	12.95	326,879	.76(i)	1.21(i)(j)	84.91
December 31, 2003	7.08	.05	1.87	1.92	(.05)	—	—	(.05)	8.95	27.39	353,033.75		.71	73.32

Putnam VT Investors Fund (Class IB)
December 31, 2007	$12.21	$.02(i)	$(.65)	$(.63)	$(.04)	$—	$—	$(.04)	$ 11.54	(5.17)	$237,755	1.00(i)	.15(i)	87.61
December 31, 2006	10.76	.03(i)	1.47	1.50	(.05)	—	—	(.05)	12.21	13.93	235,471	1.02(i)	.30(i)	101.46
December 31, 2005	9.99	.04(i)(k)	.83	.87	(.10)	—	—	(.10)	10.76	8.81	221,847	1.00(i)	.41(i)(k)	113.81
December 31, 2004	8.91	.09(i)(j)	1.03	1.12	(.04)	—	—	(.04)	9.99	12.64	226,738	1.01(i)	.98(i)(j)	84.91
December 31, 2003	7.04	.03	1.87	1.90	(.03)	—	—	(.03)	8.91	27.14	220,061	1.00	.46	73.32

Putnam VT Mid Cap Value Fund (Class IA)
December 31, 2007	$17.83	$.09(i)	$.33	$.42	$(.30)	$ (1.50)	$—	$ (1.80)	$ 16.45	1.98	$53,498	.87(i)	.48(i)	67.43
December 31, 2006	16.23	.30(i)(j)	2.13	2.43	(.07)	(.76)	—	(.83)	17.83	15.32	63,738	.90(i)	1.79(i)(j)	72.94
December 31, 2005	14.73	.09(i)(k)	1.74	1.83	(.06)	(.27)	—	(.33)	16.23	12.71	58,861	.93(i)	.60(i)(k)	87.42
December 31, 2004	12.79	.09(i)	1.92	2.01	—	(.07)	—	(.07)	14.73	15.75	35,819	.97(i)	.65(i)	145.30
December 31, 2003**	10.00	.07(i)	2.83	2.90	(.04)	(.07)	—	(.11)	12.79	29.01*	16,499	.74(i)*	.60(i)*	117.37*

Putnam VT Mid Cap Value Fund (Class IB)
December 31, 2007	$17.74	$.04(i)	$.33	$.37	$(.26)	$ (1.50)	$—	$ (1.76)	$ 16.35	1.69	$26,543	1.12(i)	.22(i)	67.43
December 31, 2006	16.16	.27(i)(j)	2.11	2.38	(.04)	(.76)	—	(.80)	17.74	15.06	31,386	1.15(i)	1.61(i)(j)	72.94
December 31, 2005	14.68	.05(i)(k)	1.73	1.78	(.03)	(.27)	—	(.30)	16.16	12.44	25,306	1.18(i)	.36(i)(k)	87.42
December 31, 2004	12.78	.05(i)	1.92	1.97	—	(.07)	—	(.07)	14.68	15.44	14,507	1.22(i)	.40(i)	145.30
December 31, 2003**	10.00	.05(i)	2.83	2.88	(.03)	(.07)	—	(.10)	12.78	28.83*	6,703	.91(i)*	.45(i)*	117.37*

Putnam VT Money Market Fund (Class IA)
December 31, 2007	$ 1.00	$.0492(i)	$—(h)	$.0492	$(.0492)	$—	$—	$(.0492)	$1.00	5.05	$219,558	.46(i)	4.92(i)	—
December 31, 2006	1.00	.0455(i)	—	.0455	(.0455)	—	—	(.0455)	1.00	4.66	205,133	.52(i)	4.56(i)	—
December 31, 2005	1.00	.0275(i)	—	.0275	(.0275)	—	—	(.0275)	1.00	2.79	211,665	.53(i)	2.71(i)	—
December 31, 2004	1.00	.0091(i)	—(h)	.0091	(.0091)	—	—	(.0091)	1.00	.91	264,971	.53(i)	.87(i)	—
December 31, 2003	1.00	.0076	—(h)	.0076	(.0076)	—	—	(.0076)	1.00	.76	457,943.49		.77	—

Putnam VT Money Market Fund (Class IB)
December 31, 2007	$ 1.00	$.0467(i)	$—(h)	$.0467	$ (.0467)	$—	$—	$(.0467)	1.00	4.79	$206,134	.71(i)	4.67(i)	—
December 31, 2006	1.00	.0430(i)	—	.0430	(.0430)	—	—	(.0430)	1.00	4.39	194,620	.77(i)	4.34(i)	—
December 31, 2005	1.00	.0250(i)	—	.0250	(.0250)	—	—	(.0250)	1.00	2.53	134,800	.78(i)	2.54(i)	—
December 31, 2004	1.00	.0066(i)	—(h)	.0066	(.0066)	—	—	(.0066)	1.00	.66	108,012	.78(i)	.66(i)	—
December 31, 2003	1.00	.0051	—(h)	.0051	(.0051)	—	—	(.0051)	1.00	.51	121,504.74		.51	—

See page 348 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
342	343

PUTNAM VARIABLE TRUST

Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net	From			Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	of	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT New Opportunities Fund (Class IA)
December 31, 2007	$20.36	$.05(i)	$1.17	$ 1.22	$(.03)	$—	$—	$(.03)	$ 21.55	6.02	$926,866	.72(i)	.24(i)	139.35
December 31, 2006	18.74	.03(i)	1.62	1.65	(.03)	—	—	(.03)	20.36	8.82	1,145,101	.71(i)	.16(i)	84.06
December 31, 2005	17.05	.03(i)(k)	1.72	1.75	(.06)	—	—	(.06)	18.74	10.32(k)	1,352,498	.66(i)	.18(i)(k)	56.12
December 31, 2004	15.43	.05(i)(j)	1.57	1.62	—	—	—	—	17.05	10.50	1,621,906	.69(i)	.33(i)(j)	115.82
December 31, 2003	11.62	(.02)	3.83	3.81	—	—	—	—	15.43	32.79	1,826,123.67		(.11)	44.22

Putnam VT New Opportunities Fund (Class IB)
December 31, 2007	$20.04	$—(e)(i)	$1.15	$ 1.15	$—	—	$—	$—	$ 21.19	5.74	$123,258	.97(i)	(.01)(i)	139.35
December 31, 2006	18.46	(.02)(i)	1.60	1.58	—	—	—	—	20.04	8.56	145,998	.96(i)	(.09)(i)	84.06
December 31, 2005	16.80	(.01)(i)(k)	1.69	1.68	(.02)	—	—	(.02)	18.46	10.00(k)	159,861	.91(i)	(.07)(i)(k)	56.12
December 31, 2004	15.23	.01(i)(j)	1.56	1.57	—	—	—	—	16.80	10.31	171,305	.94(i)	.09(i)(j)	115.82
December 31, 2003	11.50	(.05)	3.78	3.73	—	—	—	—	15.23	32.44	176,316.92		(.36)	44.22

Putnam VT New Value Fund (Class IA)
December 31, 2007	$18.47	$.23(i)	$ (.97)	$(.74)	$(.25)	$ (1.73)	$—	$ (1.98)	$ 15.75	(4.62)	$280,034	.75(i)	1.34(i)	53.68
December 31, 2006	17.25	.23(i)	2.42	2.65	(.23)	(1.20)	—	(1.43)	18.47	16.29	383,098	.77(i)	1.35(i)	54.28
December 31, 2005	16.43	.22(i)(k)	.78	1.00	(.18)	—	—	(.18)	17.25	6.13(k)	417,948	.76(i)	1.32(i)(k)	55.58
December 31, 2004	14.34	.18(i)	2.06	2.24	(.15)	—	—	(.15)	16.43	15.77	443,680	.79(i)	1.19(i)	51.50
December 31, 2003	10.98	.15	3.39	3.54	(.18)	—	—	(.18)	14.34	32.86	416,273.79		1.24	59.50

Putnam VT New Value Fund (Class IB)
December 31, 2007	$18.34	$.19(i)	$(.97)	$ (.78)	$(.21)	$ (1.73)	$—	$ (1.94)	$ 15.62	(4.89)	$259,693	1.00(i)	1.10(i)	53.68
December 31, 2006	17.14	.19(i)	2.40	2.59	(.19)	(1.20)	—	(1.39)	18.34	16.01	296,309	1.02(i)	1.11(i)	54.28
December 31, 2005	16.33	.18(i)(k)	.77	.95	(.14)	—	—	(.14)	17.14	5.89(k)	249,039	1.01(i)	1.09(i)(k)	55.58
December 31, 2004	14.27	.14(i)	2.05	2.19	(.13)	—	—	(.13)	16.33	15.43	197,944	1.04(i)	.95(i)	51.50
December 31, 2003	10.93	.12	3.37	3.49	(.15)	—	—	(.15)	14.27	32.48	149,367	1.04	.99	59.50

Putnam VT OTC & Emerging Growth Fund (Class IA)
December 31, 2007	$ 7.38	$ (.01)(i)	$.96	$.95	$—	$—	$—	$—	$ 8.33	12.87	$42,939	.90(i)	(.08)(i)	145.74
December 31, 2006	6.55	(.01)(i)	.84	.83	—	—	—	—	7.38	12.67	43,833	.92(i)	(.07)(i)	100.73
December 31, 2005	6.05	(.02)(i)(k)	.52	.50	—	—	—	—	6.55	8.26	50,877	.91(i)	(.29)(i)(k)	147.92
December 31, 2004	5.56	(.03)(i)	.52	.49	—	—	—	—	6.05	8.81	62,566	.95(i)	(.57)(i)	123.52
December 31, 2003	4.09	(.03)	1.50	1.47	—	—	—	—	5.56	35.94	73,227.89		(.62)	71.72

Putnam VT OTC & Emerging Growth Fund (Class IB)
December 31, 2007	$ 7.25	$ (.03)(i)	$.95	$.92	$—	$—	$—	$—	$ 8.17	12.69	$33,403	1.15(i)	(.32)(i)	145.74
December 31, 2006	6.45	(.02)(i)	.82	.80	—	—	—	—	7.25	12.40	35,232	1.17(i)	(.32)(i)	100.73
December 31, 2005	5.98	(.03)(i)(k)	.50	.47	—	—	—	—	6.45	7.86	36,939	1.16(i)	(.54)(i)(k)	147.92
December 31, 2004	5.51	(.04)(i)	.51	.47	—	—	—	—	5.98	8.53	41,044	1.20(i)	(.81)(i)	123.52
December 31, 2003	4.06	(.04)	1.49	1.45	—	—	—	—	5.51	35.71	43,220	1.14	(.87)	71.72

Putnam VT Research Fund (Class IA)
December 31, 2007	$13.19	$.13(i)	$(.02)	$.11	$(.09)	$—	$—	$(.09)	$ 13.21	.83	$54,436	.79(i)	.93(i)	79.54
December 31, 2006	11.91	.08(i)	1.30	1.38	(.10)	—	—	(.10)	13.19	11.63	72,929	.81(i)	.62(i)	88.33
December 31, 2005	11.44	.08(i)(k)	.51	.59	(.12)	—	—	(.12)	11.91	5.26(k)	87,728	.79(i)	.71(i)(k)	94.51
December 31, 2004	10.63	.11(i)(j)	.72	.83	(.02)	—	—	(.02)	11.44	7.79	110,116	.80(i)	1.05(i)(j)	106.08
December 31, 2003	8.51	.07	2.10	2.17	(.05)	—	—	(.05)	10.63	25.69	128,360.79		.82	116.88

Putnam VT Research Fund (Class IB)
December 31, 2007	$13.12	$.09(i)	$(.02)	$.07	$(.05)	$—	$—	$(.05)	$ 13.14	.56	$83,046	1.04(i)	.68(i)	79.54
December 31, 2006	11.84	.05(i)	1.30	1.35	(.07)	—	—	(.07)	13.12	11.41	104,891	1.06(i)	.37(i)	88.33
December 31, 2005	11.38	.05(i)(k)	.50	.55	(.09)	—	—	(.09)	11.84	4.92(k)	114,612	1.04(i)	.47(i)(k)	94.51
December 31, 2004	10.58	.09(i)(j)	.71	.80	—	—	—	—	11.38	7.56	126,286	1.05(i)	.82(i)(j)	106.08
December 31, 2003	8.47	.05	2.09	2.14	(.03)	—	—	(.03)	10.58	25.32	125,821	1.04	.56	116.88

See page 348 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
344	345

PUTNAM VARIABLE TRUST

Financial Highlights (Continued)

		Investment Operations:			Less Distributions:
			Net
	Net		Realized and			From				Total			Ratio of Net
	Asset		Unrealized		From	Net	From			Investment		Ratio of	Investment
	Value,	Net	Gain (Loss)	Total from	Net	Realized	Return			Return at	Net Assets,	Expenses	Income (Loss)
	Beginning	Investment	on	Investment	Investment	Gain on	of	Total	Net Asset Value,	Net Asset	End of Period	to Average Net	to Average	Portfolio
Period ended	of Period	Income (Loss)(a)	Investments	Operations	Income	Investments	Capital	Distributions	End of Period	Value (%)(b)(c)	(in thousands)	Assets (%)(b)(d)	Net Assets (%)	Turnover (%)

Putnam VT Small Cap Value Fund (Class IA)
December 31, 2007	$24.49	$.25(i)	$ (2.85)	$(2.60)	$(.19)	$(2.74)	$—	$ (2.93)	$ 18.96	(12.44)	$149,405	.87(i)	1.11(i)	58.64
December 31, 2006	23.11	.19(i)	3.74	3.93	(.13)	(2.42)	—	(2.55)	24.49	17.57	251,511	.85(i)	.82(i)	61.25
December 31, 2005	22.95	.14(i)(k)	1.41	1.55	(.09)	(1.30)	—	(1.39)	23.11	7.30	291,615	.84(i)	.62(i)(k)	42.50
December 31, 2004	18.23	.09(i)	4.73	4.82	(.10)	—	—	(.10)	22.95	26.54	348,938	.87(i)	.48(i)	39.27
December 31, 2003	12.23	.11	5.97	6.08	(.08)	—	—	(.08)	18.23	50.06	290,933.91		.77	36.14

Putnam VT Small Cap Value Fund (Class IB)
December 31, 2007	$24.27	$.18(i)	$ (2.81)	$(2.63)	$(.14)	$ (2.74)	$—	$ (2.88)	$ 18.76	(12.67)	$326,425	1.12(i)	.78(i)	58.64
December 31, 2006	22.93	.14(i)	3.70	3.84	(.08)	(2.42)	—	(2.50)	24.27	17.29	726,489	1.10(i)	.59(i)	61.25
December 31, 2005	22.79	.09(i)(k)	1.39	1.48	(.04)	(1.30)	—	(1.34)	22.93	7.03	552,682	1.09(i)	.40(i)(k)	42.50
December 31, 2004	18.12	.05(i)	4.69	4.74	(.07)	—	—	(.07)	22.79	26.22	475,639	1.12(i)	.23(i)	39.27
December 31, 2003	12.16	.08	5.93	6.01	(.05)	—	—	(.05)	18.12	49.65	332,094	1.16	.53	36.14

Putnam VT Utilities Growth and Income Fund (Class IA)
December 31, 2007	$17.83	$.38(i)	$3.19	$ 3.57	$(.37)	$—	$—	$(.37)	$ 21.03	20.25	$320,375	.80(i)	1.94(i)	39.76
December 31, 2006	14.47	.34(i)	3.50	3.84	(.48)	—	—	(.48)	17.83	27.40	320,261	.84(i)	2.20(i)	65.65
December 31, 2005	13.59	.36(i)(k)	.82	1.18	(.30)	—	—	(.30)	14.47	8.87(k)	320,176	.84(i)	2.54(i)(k)	37.69
December 31, 2004	11.43	.30(i)	2.15	2.45	(.29)	—	—	(.29)	13.59	21.87	355,947	.85(i)	2.50(i)	31.79
December 31, 2003	9.57	.28	1.99	2.27	(.41)	—	—	(.41)	11.43	25.00	352,531.83		2.84	38.45

Putnam VT Utilities Growth and Income Fund (Class IB)
December 31, 2007	$17.75	$.33(i)	$3.17	$ 3.50	$(.32)	$—	$—	$(.32)	$ 20.93	19.94	$60,942	1.05(i)	1.69(i)	39.76
December 31, 2006	14.41	.30(i)	3.48	3.78	(.44)	—	—	(.44)	17.75	27.03	62,641	1.09(i)	1.95(i)	65.65
December 31, 2005	13.54	.32(i)(k)	.82	1.14	(.27)	—	—	(.27)	14.41	8.58(k)	59,243	1.09(i)	2.28(i)(k)	37.69
December 31, 2004	11.39	.27(i)	2.14	2.41	(.26)	—	—	(.26)	13.54	21.60	58,362	1.10(i)	2.24(i)	31.79
December 31, 2003	9.52	.26	1.99	2.25	(.38)	—	—	(.38)	11.39	24.82	48,653	1.08	2.57	38.45

Putnam VT Vista Fund (Class IA)
December 31, 2007	$14.96	$.01(i)	$.60	$.61	$—	$—	$—	$—	$ 15.57	4.08	$140,020	.76(i)	.03(i)	168.62
December 31, 2006	14.15	—(e)(i)	.81	.81	—	—	—	—	14.96	5.72	184,895	.80(i)	.01(i)	98.25
December 31, 2005	12.58	—(e)(i)(k)	1.57	1.57	—	—	—	—	14.15	12.48	234,261	.74(i)	(.01)(i)(k)	71.15
December 31, 2004	10.58	(.03)(i)	2.03	2.00	—	—	—	—	12.58	18.90	260,964	.79(i)	(.31)(i)	93.49
December 31, 2003	7.93	(.02)	2.67	2.65	—	—	—	—	10.58	33.42	263,268.76		(.21)	90.84

Putnam VT Vista Fund (Class IB)
December 31, 2007	$14.70	$ (.03)(i)	$.59	$.56	$—	$—	$—	$—	$ 15.26	3.81	$192,714	1.01(i)	(.22)(i)	168.62
December 31, 2006	13.94	(.03)(i)	.79	.76	—	—	—	—	14.70	5.45	235,531	1.05(i)	(.23)(i)	98.25
December 31, 2005	12.43	(.03)(i)(k)	1.54	1.51	—	—	—	—	13.94	12.15	258,209	.99(i)	(.25)(i)(k)	71.15
December 31, 2004	10.48	(.06)(i)	2.01	1.95	—	—	—	—	12.43	18.61	258,884	1.04(i)	(.56)(i)	93.49
December 31, 2003	7.87	(.04)	2.65	2.61	—	—	—	—	10.48	33.16	240,752	1.01	(.46)	90.84

Putnam VT Voyager Fund (Class IA)
December 31, 2007	$30.25	$.07(i)	$1.68	$ 1.75	$(.01)	$—	$—	$(.01)	$ 31.99	5.79	$ 1,148,269	.67(i)	.21(i)	52.39
December 31, 2006	28.72	.02(i)	1.62	1.64	(.11)	—	—	(.11)	30.25	5.71	1,438,858	.66(i)	.08(i)	62.27
December 31, 2005	27.37	.09(i)(k)	1.51	1.60	(.25)	—	—	(.25)	28.72	5.94(k)	1,801,387	.63(i)	.35(i)(k)	119.09
December 31, 2004	26.10	.21(i)(j)	1.18	1.39	(.12)	—	—	(.12)	27.37	5.34	2,357,097	.64(i)	.81(i)(j)	48.94
December 31, 2003	21.00	.10	5.15	5.25	(.15)	—	—	(.15)	26.10	25.16	2,799,625.62		.45	47.37

Putnam VT Voyager Fund (Class IB)
December 31, 2007	$30.07	$(.01)(i)	$1.67	$ 1.66	$—	$—	$—	$—	$ 31.73	5.52	$345,347	.92(i)	(.04)(i)	52.39
December 31, 2006	28.55	(.05)(i)	1.60	1.55	(.03)	—	—	(.03)	30.07	5.43	421,488	.91(i)	(.17)(i)	62.27
December 31, 2005	27.20	.02(i)(k)	1.51	1.53	(.18)	—	—	(.18)	28.55	5.69(k)	485,323	.88(i)	.08(i)(k)	119.09
December 31, 2004	25.96	.15(i)(j)	1.15	1.30	(.06)	—	—	(.06)	27.20	5.03	518,951	.89(i)	.60(i)(j)	48.94
December 31, 2003	20.87	.04	5.14	5.18	(.09)	—	—	(.09)	25.96	24.91	509,892.87		.19	47.37

See page 348 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
346	347

PUTNAM VARIABLE TRUST
Notes to Financial Highlights
December 31, 2007

*	Not annualized.
**	For the period May 1, 2003 (commencement of operations) to December 31,2003.
(a)	For all funds other than Putnam VT Money Market Fund, per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.
(b)	The charges and expenses at the insurance company separate account level are not reflected.
(c)	Total return assumes dividend reinvestment.
(d)	Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements (Note 2).
(e)	Amount represents less than $0.01 per share.
(f )	Portfolio turnover excludes dollar roll transactions.
(g)	Reflects a non-recurring reimbursement from Putnam Management relating to the misidentification, in 2006, of the characteristics of certain securities in the fund’s portfolio, which amounted to $0.01 per share (see Note 2).
(h)	Amount represents less than $0.0001 per share.
(i)	Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Mar-
ket Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the following funds’ class IA and class IB shares reflect a reduction of the following amounts based on average net assets (Notes 2 and 5):

	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
	————–	————–	————–—	————–—	————–—
Putnam VT American Government Income Fund	0.21%	0.22%	0.17%	0.13%	—
Putnam VT Capital Appreciation Fund	0.19%	0.21%	0.12%	0.13%	—
Putnam VT Capital Opportunities Fund	0.07%	0.11%	0.24%	0.44%	0.61%
Putnam VT Discovery Growth Fund	0.32%	0.43%	0.29%	0.14%	—
Putnam VT Diversified Income Fund	0.08%	0.09%	0.03%	0.03%	—
Putnam VT Equity Income Fund	<0.01%	0.01%	0.01%	0.03%	0.18%
Putnam VT The George Putnam Fund of Boston	0.02%	<0.01%	0.01%	0.01%	—
Putnam VT Global Asset Allocation Fund	0.08%	0.10%	0.01%	0.01%	—
Putnam VT Global Equity Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Growth and Income Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Growth Opportunities Fund	0.25%	0.24%	0.13%	0.05%	—
Putnam VT Health Sciences Fund	0.02%	<0.01%	<0.01%	<0.01%	—
Putnam VT High Yield Fund	0.06%	0.07%	0.02%	<0.01%	—
Putnam VT Income Fund	0.14%	0.16%	0.10%	0.04%	—
Putnam VT International Equity Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT International Growth and Income Fund	0.03%	0.10%	<0.01%	<0.01%	—
Putnam VT International New Opportunities Fund	0.06%	0.09%	0.04%	0.01%	—
Putnam VT Investors Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Mid Cap Value Fund	<0.01%	0.01%	0.02%	0.07%	0.54%
Putnam VT Money Market Fund	0.09%	0.05%	0.03%	0.02%	—
Putnam VT New Opportunities Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT New Value Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT OTC & Emerging Growth Fund	0.02%	0.03%	<0.01%	0.01%	—
Putnam VT Research Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Small Cap Value Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Utilities Growth and Income Fund	0.01%	0.03%	<0.01%	<0.01%	—
Putnam VT Vista Fund	<0.01%	<0.01%	<0.01%	<0.01%	—
Putnam VT Voyager Fund	<0.01%	<0.01%	<0.01%	<0.01%	—

(j) Net investment income (loss) per share and ratio of net investment income (loss) for the following funds’ class IA and class IB shares reflect a special dividend received by the funds, which amounted to the following amounts:

	Per share			Percentage of average net assets

	12/31/07	12/31/06	12/31/04	12/31/07	12/31/06	12/31/04
	——–——	——–——	——–——	——–——	——–——	——–——
Putnam VT Capital Appreciation Fund	—	—	$0.02	—	—	0.31%
Putnam VT Discovery Growth Fund	—	—	$0.01	—	—	0.14%
Putnam VT Growth Opportunities Fund	—	—	$0.03	—	—	0.58%
Putnam VT Health Sciences Fund	$0.08	—	—	0.60%	—	—
Putnam VT Investors Fund	—	—	$0.05	—	—	0.54%
Putnam VT Mid Cap Value Fund	—	$0.19	—	—	1.12%	—
Putnam VT New Opportunities Fund	—	—	$0.06	—	—	0.37%
Putnam VT Research Fund	—	—	$0.04	—	—	0.34%
Putnam VT Voyager Fund	—	—	$0.12	—	—	0.45%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
348

PUTNAM VARIABLE TRUST
Notes to Financial Highlights (Continued)
December 31, 2007

(k) Reflects a non recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts based on the weighted average number of shares outstanding and average net assets, respectively, for the period ended December 31, 2005.

	Fund’s	Per share	% of average	Per share	% of average
	distributable	amount for	net assets for	amount for	net assets for
	amount	class IA	class IA	class IB	class IB
	————–——–—	————–——–—	————–——–—	————–——–—	————–——–—
Putnam VT Capital Appreciation Fund	$11,448	<$0.01	0.02%	<$0.01	0.02%
Putnam VT Capital Opportunities Fund	1,393	<$0.01	0.01%	<$0.01	0.01%
Putnam VT Discovery Growth Fund	14,409	<$0.01	0.03%	<$0.01	0.03%
Putnam VT Equity Income Fund	2,022	<$0.01	<0.01%	<$0.01	<0.01%
Putnam VT The George Putnam Fund of Boston	89,609	<$0.01	0.01%	<$0.01	0.01%
Putnam VT Global Asset Allocation Fund	70,231	<$0.01	0.02%	<$0.01	0.02%
Putnam VT Global Equity Fund	498,461	$0.01	0.08%	$0.01	0.08%
Putnam VT Growth and Income Fund	1,390,659	$0.01	0.03%	$0.01	0.03%
Putnam VT Growth Opportunities Fund	20,289	<$0.01	0.03%	<$0.01	0.03%
Putnam VT Health Sciences Fund	74,608	<$0.01	0.02%	<$0.01	0.02%
Putnam VT International Equity Fund	24,565	<$0.01	<0.01%	<$0.01	<0.01%
Putnam VT International Growth and Income Fund	26,953	<$0.01	0.01%	<$0.01	0.01%
Putnam VT International New Opportunities Fund	92,105	$0.01	0.04%	$0.01	0.04%
Putnam VT Investors Fund	171,614	<$0.01	0.03%	<$0.01	0.03%
Putnam VT Mid Cap Value Fund	674	<$0.01	<0.01%	<$0.01	<0.01%
Putnam VT New Opportunities Fund	651,000	$0.01	0.04%	$0.01	0.04%
Putnam VT New Value Fund	242,461	$0.01	0.04%	$0.01	0.04%
Putnam VT OTC & Emerging Growth Fund	34,147	<$0.01	0.04%	<$0.01	0.04%
Putnam VT Research Fund	177,747	$0.01	0.08%	$0.01	0.08%
Putnam VT Small Cap Value Fund	60,481	<$0.01	0.01%	<$0.01	0.01%
Putnam VT Utilities Growth and Income Fund	202,935	$0.01	0.05%	$0.01	0.05%
Putnam VT Vista Fund	153,601	<$0.01	0.03%	<$0.01	0.03%
Putnam VT Voyager Fund	2,097,095	$0.02	0.08%	$0.02	0.08%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
349

PUTNAM VARIABLE TRUST
Notes to Financial Statements
December 31, 2007

NOTE 1

SIGNIFICANT ACCOUNTING POLICIES

Putnam Variable Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the “fund” or the “funds”), each of which are represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-eight funds: Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Diversified Income Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Put-nam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund, Put-nam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Put-nam VT Small Cap Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund each concentrate their investments in one sector, which involves more risk than a fund that invests more broadly. Putnam VT Diversified Income Fund, Putnam VT High Yield Fund and Putnam VT Income Fund invest in higher yielding, lower rated bonds that have a higher rate of default.

Putnam VT Diversified Income Fund, Putnam VT American Government Income Fund, Putnam VT The George Putnam Fund of Boston and Putnam VT Income Fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, each fund enters into contracts that may include agreements to indemnify another party under given circumstances. Each fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against any of the funds. However, each fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and

350

decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2007, fair value pricing was used for certain foreign securities in the following portfolios: Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Health Sciences Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, and Putnam VT Utilities Growth and Income Fund. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities and derivatives, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities held by Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund, and Putnam VT Income Fund are valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

See sections G, H, I, J, K, L, and M with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts, interest rate swap contracts, credit default contracts and TBA purchase and sale commitments, respectively.

The valuation of Putnam VT Money Market Fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), each fund may transfer uninvested cash balances, which includes for every fund other than Putnam VT Money Market Fund, cash collateral received under security lending arrangements, into a joint trading account along

351

with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements for each fund other than Putnam VT Money Market Fund, and up to 90 days for other cash investments for each fund.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

For all funds other than Putnam VT Money Market Fund, all premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. For Putnam VT Money Market Fund, premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund and Putnam VT High Yield Fund earned certain fees in connection with their senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities Certain funds of the Trust invested in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of each fund of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net

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realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

H) Futures and options contracts During the year ended December 31, 2007, certain funds of the Trust used futures contracts and/or options contracts to hedge against changes in the values of securities that each fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities that they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

I) Total return swap contracts During the year ended December 31, 2007, certain funds of the Trust entered into

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total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gain or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

J) Interest rate swap contracts During the year ended December 31, 2007, certain funds of the Trust entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gain or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

K) Credit default contracts During the year ended December 31, 2007, certain funds of the Trust entered into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a coun-terparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

L) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary

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settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund, except for Putnam VT Money Market Fund, may enter into TBA sale commitments to hedge their portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio for each fund of the Trust.

N) Dollar rolls To enhance returns, certain funds of the Trust entered into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending During the year ended December 31, 2007, certain funds of the Trust lent securities, through their agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to that fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. For Putnam VT Growth and Income Fund and Putnam VT Vista Fund certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The value of securities loaned and the cash collateral received by those funds with securities out on loan at December 31, 2007, which is pooled with collateral from other Putnam funds into 57 issues (58 issues for Putnam VT International Equity

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Fund and Putnam VT International New Opportunities Fund) of short-term investments amounted to the following:

	Total	Total
Fund Name	Loaned Amount	Cash Collateral

Putnam VT Capital
Appreciation Fund	$851,535	$878,723
Putnam VT Discovery
Growth Fund	1,260,681	1,298,063
Putnam VT Diversified
Income Fund	206,750	212,500
Putnam VT The George Putnam
Fund of Boston	20,534,924	21,325,584
Putnam VT Global Asset
Allocation Fund	9,376,412	9,680,669
Putnam VT Global Equity Fund	6,029,010	6,189,000
Putnam VT Growth and
Income Fund	214,282,921	224,686,226
Putnam VT Growth
Opportunities Fund	1,225,994	1,255,550
Putnam VT Health Sciences Fund	16,023,710	16,485,701
Putnam VT High Yield Fund	10,047,084	10,302,255
Putnam VT Income Fund	3,061,151	3,140,340
Putnam VT International
Equity Fund	9,494,255	9,974,725
Putnam VT International
New Opportunities Fund	3,063,151	3,201,720
Putnam VT Investors Fund	29,929,750	30,768,330
Putnam VT New Value Fund	28,143,429	29,132,175
Putnam VT OTC & Emerging
Growth Fund	10,887,474	11,220,050
Putnam VT Research Fund	3,132,211	3,251,720
Putnam VT Small Cap Value Fund	89,361,017	92,684,811
Putnam VT Utilities Growth
and Income Fund	32,883,823	33,885,140
Putnam VT Vista Fund	36,488,499	37,632,217
Putnam VT Voyager Fund	122,864,291	126,168,251

Funds not listed in the table above had no securities out on loan at December 31, 2007, but may have loaned securities during the period ended December 31, 2007.

P) Federal taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2007, the following funds had capital loss carryovers in the following amounts, which will expire on the following dates:

Fund Name	Loss Carryover	Expiration Date

Putnam VT American
Government Income Fund	$3,535,332	December 31, 2013
	2,630,189	December 31, 2014
Putnam VT Discovery
Growth Fund	707,335	December 31, 2008
	707,335	December 31, 2009
	707,335	December 31, 2010
Putnam VT Diversified
Income Fund	17,509,545	December 31, 2008
	35,797,191	December 31, 2009
	39,497,485	December 31, 2010
	888,100	December 31, 2013
	10,290,691	December 31, 2015
Putnam VT Global Asset
Allocation Fund	2,614,017	December 31, 2010
	6,208,497	December 31, 2011
Putnam VT Global
Equity Fund	441,910,586	December 31, 2009
	194,434,404	December 31, 2010
	1,885,492	December 31, 2011
Putnam VT Growth
Opportunities Fund	61,039,370	December 31, 2009
	26,053,370	December 31, 2010
	4,350,359	December 31, 2011
	2,996,751	December 31, 2012
Putnam VT High Yield Fund	69,810,807	December 31, 2008
	88,127,331	December 31, 2009
	116,537,335	December 31, 2010
	16,826,743	December 31, 2011
	11,865,538	December 31, 2012
	6,791,658	December 31, 2013
	728,766	December 31, 2014
Putnam VT Income Fund	3,719,524	December 31, 2013
Putnam VT International
Equity Fund	2,230,929	December 31, 2008
	2,230,928	December 31, 2009
	2,230,928	December 31, 2010
	2,230,928	December 31, 2011
Putnam VT International
New Opportunities Fund	37,050,831	December 31, 2009
	37,566,266	December 31, 2010
Putnam VT Investors Fund	187,204,567	December 31, 2009
	109,246,178	December 31, 2010
Putnam VT Money Market Fund	17,583	December 31, 2015
Putnam VT New
Opportunities Fund	185,380,520	December 31, 2009
	625,131,957	December 31, 2010
	74,066,552	December 31, 2011
Putnam VT OTC & Emerging
Growth Fund	92,055,469	December 31, 2008
	207,253,292	December 31, 2009
	46,156,491	December 31, 2010
Putnam VT Research Fund	37,785,988	December 31, 2010
	2,726,975	December 31, 2011
Putnam VT Utilities Growth
and Income Fund	1,682,961	December 31, 2011
Putnam VT Vista Fund	109,683,880	December 31, 2009
	161,305,547	December 31, 2010
	23,278,091	December 31, 2011
Putnam VT Voyager Fund	1,037,966,124	December 31, 2010
	236,200,756	December 31, 2011

These capital loss carryovers, available to the extent allowed by the Code, may be used to offset future net capital gains, if any.

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Q) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. Distributions of capital gains, if any, are paid at least annually. For all other funds in the Trust, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. For all funds of the Trust, the amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include the following temporary and permanent differences for each fund:

Fund Name	Differences during the period

Putnam VT American Government Income Fund	losses on wash sale transactions, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts, interest only securities, settlement payment
Putnam VT Capital Appreciation Fund	losses on wash sale transactions
Putnam VT Capital Opportunities Fund	losses on wash sale transactions, nontaxable dividends
Putnam VT Discovery Growth Fund	losses on wash sale transactions, net operating loss
Putnam VT Diversified Income Fund	foreign currency gains and losses, the expiration of a capital loss carryover, realized and unrealized gains and losses on certain futures contracts, tax equalization, straddle loss deferrals, income on swap contracts, interest only securities
Putnam VT Equity Income Fund	losses on wash sale transactions
Putnam VT The George Putnam Fund of Boston	losses on wash sale transactions, unrealized gain and losses on certain futures contracts, income on swap contracts, interest only securities
Putnam VT Global Asset Allocation Fund	losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, unrealized and realized gains and losses on certain futures contracts, income on swap contracts, interest only securities
Putnam VT Global Equity Fund	losses on wash sale transactions, foreign currency gains and losses
Putnam VT Growth and Income Fund	losses on wash sale transactions
Putnam VT Growth Opportunities Fund	losses on wash sale transactions
Putnam VT Health Sciences Fund	losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, straddle loss deferrals, net operating loss
Putnam VT High Yield Fund	losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, income on swap contracts
Putnam VT Income Fund	unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities
Putnam VT International Equity Fund	losses on wash sale transactions, foreign currency gains and losses, redemption-in-kind
Putnam VT International Growth and Income Fund	losses on wash sale transactions, foreign currency gains and losses, realized and unrealized gains and losses on passive foreign investment companies
Putnam VT International New Opportunities Fund	foreign currency gains and losses, realized gains and losses on certain futures contracts
Putnam VT Investors Fund	losses on wash sale transactions
Putnam VT Mid Cap Value Fund	losses on wash sale transactions, nontaxable dividend
Putnam VT Money Market Fund	—
Putnam VT New Opportunities Fund	losses on wash sale transactions
Putnam VT New Value Fund	losses on wash sale transactions
Putnam VT OTC & Emerging Growth Fund	losses on wash sale transactions, net operating loss
Putnam VT Research Fund	losses on wash sale transactions, foreign currency gains and losses
Putnam VT Small Cap Value Fund	losses on wash sale transactions, nontaxable dividend, redemption-in-kind
Putnam VT Utilities Growth and Income Fund	losses on wash sale transactions
Putnam VT Vista Fund	losses on wash sale transactions, net operating loss
Putnam VT Voyager Fund	losses on wash sale transactions

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Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2007, the funds reclassified the following amounts:

		Accumulated
	Undistributed	Net Realized
	Net	Gain/(Loss) On
	Investment	Investment	Paid-in-
Fund Name	Income/(Loss)	Transactions	Capital

Putnam VT American Government Income Fund	$(1,525,026)	$1,525,026	$—
Putnam VT Capital Appreciation Fund	(7,468)	7,468	—
Putnam VT Capital Opportunities Fund	(2,618)	4,462	(1,844)
Putnam VT Discovery Growth Fund	41,512	(41,512)	—
Putnam VT Diversified Income Fund	122,283	29,559,147	(29,681,430)
Putnam VT Equity Income Fund	(34,807)	34,807	—
Putnam VT The George Putnam Fund of Boston	1,419,928	(1,419,928)	—
Putnam VT Global Asset Allocation Fund	(4,323,378)	4,321,893	1,485
Putnam VT Global Equity Fund	6,205,609	(6,205,609)	—
Putnam VT Growth and Income Fund	(588,526)	588,526	—
Putnam VT Growth Opportunities Fund	7,145	—	(7,145)
Putnam VT Health Sciences Fund	(1,587,854)	1,954,567	(366,713)
Putnam VT High Yield Fund	(574,572)	54,232,000	(53,657,428)
Putnam VT Income Fund	758,367	(758,367)	—
Putnam VT International Equity Fund	12,970,775	(30,327,395)	17,356,620
Putnam VT International Growth and Income Fund	(181,057)	181,057	—
Putnam VT International New Opportunities Fund	1,591,674	(1,591,674)	—
Putnam VT Investors Fund	(14)	14	—
Putnam VT Mid Cap Value Fund	(13,482)	13,482	—
Putnam VT Money Market Fund	18,376	—	(18,376)
Putnam VT New Opportunities Fund	(2,573)	2,573	—
Putnam VT New Value Fund	(135,448)	135,448	—
Putnam VT OTC & Emerging Growth Fund	149,961	—	(149,961)
Putnam VT Research Fund	(138,198)	138,198	—
Putnam VT Small Cap Value Fund	(111,735)	(39,337,851)	39,449,586
Putnam VT Utilities Growth and Income Fund	(19,887)	19,887	—
Putnam VT Vista Fund	424,207	—	(424,207)
Putnam VT Voyager Fund	(103,463)	103,463	—

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2007, were as follows:

			Net					Cost for
			Unrealized	Undistributed		Undistributed	Undistributed	Federal
	Unrealized	Unrealized	Appreciation/	Ordinary	Capital Loss	Short-Term	Long-Term	Income tax
Fund Name	Appreciation	Depreciation	(Depreciation)	Income	Carryforward	Gain	Gain	Purposes

Putnam VT American
Government Income Fund	$10,494,520	$(1,914,691)	$8,579,829	$6,872,999	$(6,165,521)	$—	$—	$171,294,734
Putnam VT Capital
Appreciation Fund	5,032,600	(4,335,447)	697,153	206,755	—	618,951	2,521,836	37,915,134
Putnam VT Capital
Opportunities Fund	3,990,782	(4,511,543)	(520,761)	213,477	—	224,788	1,367,442	38,028,242
Putnam VT Discovery
Growth Fund	6,474,063	(1,534,661)	4,939,402	—	(2,122,005)	303,405	2,840,312	33,510,456
Putnam VT Diversified
Income Fund	32,639,333	(16,837,633)	15,801,700	24,355,310	(103,983,012)	—	—	528,031,463
Putnam VT Equity
Income Fund	36,862,251	(8,837,491)	28,024,760	4,126,292	—	4,552,379	4,666,697	213,688,582
Putnam VT The George
Putnam Fund of Boston	49,213,049	(25,896,201)	23,316,848	17,967,738	—	9,507,964	24,952,346	577,120,526
Putnam VT Global Asset
Allocation Fund	58,222,159	(18,002,867)	40,219,292	11,690,611	(8,822,514)	—	—	363,673,602
Putnam VT Global
Equity Fund	64,739,022	(26,365,290)	38,373,732	9,742,687	(638,230,482)	—	—	512,052,032
Putnam VT Growth and
Income Fund	580,039,066	(351,329,749)	228,709,317	53,598,504	—	116,977,853	293,672,371	3,010,808,763

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			Net					Cost for
			Unrealized	Undistributed		Undistributed	Undistributed	Federal
	Unrealized	Unrealized	Appreciation/	Ordinary	Capital Loss	Short-Term	Long-Term	Income tax
Fund Name	Appreciation	Depreciation	(Depreciation)	Income	Carryforward	Gain	Gain	Purposes

Putnam VT Growth
Opportunities Fund	$8,599,418	$(1,259,890)	$7,339,528	$—	$(94,439,850)	$—	$—	$36,891,309
Putnam VT Health
Sciences Fund	48,719,150	(15,417,908)	33,301,242	—	—	—	1,548,272	183,784,866
Putnam VT High Yield Fund	6,055,477	(31,980,430)	(25,924,953)	41,208,711	(310,688,178)	—	—	539,496,813
Putnam VT Income Fund	35,735,948	(23,514,448)	12,221,500	40,416,784	(3,719,524)	—	—	915,772,687
Putnam VT International
Equity Fund	172,738,987	(61,373,376)	111,365,611	19,719,222	(8,923,713)	48,734,907	99,649,955	1,112,472,895
Putnam VT International
Growth and Income Fund	53,349,870	(23,211,873)	30,137,997	6,347,536	—	25,353,475	38,128,852	394,689,367
Putnam VT International
New Opportunities Fund	53,190,472	(9,903,101)	43,287,371	3,403,560	(74,617,097)	—	—	248,804,926
Putnam VT Investors Fund	65,296,745	(31,920,395)	33,376,350	1,191,324	(296,450,745)	—	—	414,133,577
Putnam VT Mid Cap
Value Fund	13,488,683	(8,625,674)	4,863,009	362,839	—	3,723,118	7,880,741	75,503,745
Putnam VT Money
Market Fund*	—	—	—	—	(17,583)	—	—	431,523,620
Putnam VT New
Opportunities Fund	107,279,648	(40,310,441)	66,969,207	2,488,816	(884,579,029)	—	—	985,697,280
Putnam VT New Value Fund	107,708,264	(75,359,425)	32,348,839	7,824,433	—	15,900,129	71,074,281	531,641,770
Putnam VT OTC & Emerging
Growth Fund	12,953,033	(3,515,950)	9,437,083	—	(345,465,252)	—	—	78,723,929
Putnam VT Research Fund	12,745,179	(18,341,495)	(5,596,316)	1,162,463	(40,512,963)	—	—	146,576,827
Putnam VT Small Cap
Value Fund	106,082,289	(56,060,139)	50,022,150	6,255,132	—	2,891,857	89,603,635	516,827,064
Putnam VT Utilities Growth
and Income Fund	157,744,751	(2,755,699)	154,989,052	7,182,965	(1,682,961)	—	—	260,595,628
Putnam VT Vista Fund	35,722,650	(11,233,626)	24,489,024	—	(294,267,518)	—	—	344,458,441
Putnam VT Voyager Fund	337,678,166	(41,789,934)	295,888,232	2,485,565	(1,274,166,880)	—	—	1,325,325,944

* For Putnam VT Money Market Fund, the aggregate identified cost on a financial reporting and tax basis is the same.

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

S) Beneficial interest At December 31, 2007, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 43.4% to 88.1% of each fund is owned by accounts of one group of insurance companies.

359

NOTE 2

MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Putnam Management is paid for management and investment advisory services quarterly by each fund, except for Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, each of which pays monthly, based on the average net assets of each fund. The following summarizes the annual management fee rates in effect for each fund of the Trust at December 31, 2007:

Fund	Fee Rate

Putnam VT Global Equity Fund	0.80% of the first $500 million of average net assets,
Putnam VT International Equity Fund	0.70% of the next $500 million,
Putnam VT International Growth and Income Fund	0.65% of the next $500 million,
Putnam VT Small Cap Value Fund	0.60% of the next $5 billion,
0.575% of the next $5 billion,
0.555% of the next $5 billion,
0.54% of the next $5 billion,
and 0.53% thereafter.

Putnam VT Money Market Fund	0.45% of the first $500 million of average net assets,
0.35% of the next $500 million,
0.30% of the next $500 million,
0.25% of the next $5 billion,
0.225% of the next $5 billion,
0.205% of the next $5 billion,
0.19% of the next $5 billion,
and 0.18% thereafter.

Putnam VT Capital Opportunities Fund	0.65% of the first $500 million of average net assets,
Putnam VT Equity Income Fund	0.55% of the next $500 million,
Putnam VT The George Putnam Fund of Boston	0.50% of the next $500 million,
Putnam VT Growth and Income Fund	0.45% of the next $5 billion,
Putnam VT Income Fund	0.425% of the next $5 billion,
Putnam VT Investors Fund	0.405% of the next $5 billion,
Putnam VT Research Fund	0.39% of the next $5 billion,
Putnam VT Vista Fund	and 0.38% thereafter.

Putnam VT Diversified Income Fund	0.70% of the first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund	0.60% of the next $500 million,
Putnam VT Health Sciences Fund	0.55% of the next $500 million,
Putnam VT High Yield Fund	0.50% of the next $5 billion,
Putnam VT Mid Cap Value Fund	0.475% of the next $5 billion,
Putnam VT New Opportunities Fund	0.455% of the next $5 billion,
Putnam VT New Value Fund	0.44% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund	and 0.43% thereafter.
Putnam VT Utilities Growth and Income Fund
Putnam VT Voyager Fund

Putnam VT International New Opportunities Fund	1.00% of the first $500 million of average net assets,
0.90% of the next $500 million,
0.85% of the next $500 million,
0.80% of the next $5 billion,
0.775% of the next $5 billion,
0.755% of the next $5 billion,
0.74% of the next $5 billion,
and 0.73% thereafter.

360

Fund	Fee Rate

Putnam VT American Government Income Fund	0.65% of the first $500 million of average net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
and 0.34% thereafter.

Putnam VT Growth Opportunities Fund	0.70% of the first $500 million of average net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
and 0.42% thereafter.

Putnam VT Capital Appreciation Fund	0.65% of the first $500 million of average net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $5 billion,
0.37% of the next $5 billion,
0.36% of the next $5 billion,
0.35% of the next $5 billion,
0.34% of the next $5 billion,
0.33% of the next $8.5 billion,
and 0.32% thereafter.

Putnam VT Discovery Growth Fund	0.70% of the first $500 million of average net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
0.43% of the next $5 billion,
0.42% of the next $5 billion,
0.41% of the next $5 billion,
0.40% of the next $5 billion,
0.39% of the next $5 billion,
0.38% of the next $8.5 billion,
and 0.37% thereafter.

361

Putnam Management has agreed to waive fees and reimburse expenses of each fund of the Trust through June 30, 2009 to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses for that fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) of Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund through December 31, 2007, to the extent that expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, payments under each fund’s distribution plan and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed the annual rates of 1.05%, 1.05% and 1.10%, respectively, of that fund’s average net assets.

Putnam Management has further agreed to waive fees and reimburse expenses of Putnam VT Capital Opportunities Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT High Yield Fund and Putnam VT Mid Cap Value Fund for the period January 1, 2007 through June 30, 2007, Putnam VT Global Asset Allocation Fund, Putnam VT International New Opportunities Fund, and Putnam VT Money Market Fund for the period January 1, 2007 through June 30, 2008 and Putnam VT Global Equity Fund and Putnam VT Health Sciences Fund for the period July 1, 2007 through June 30, 2008, to the extent necessary to ensure that each fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of that fund. The expense reimbursement is based on a comparison of each fund’s total expenses with the average operating expenses of the funds in that fund’s Lipper custom peer group for their respective 2006 fiscal years (2005 fiscal years for Putnam VT Capital Opportunities Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT High Yield Fund and Putnam VT Mid Cap Value Fund), excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of each fund.

For the year ended December 31, 2007, each fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived the following management fee for each fund as follows:

Fund Name	Management Fee Waived

Putnam VT American Government Income Fund	$290,138
Putnam VT Capital Appreciation Fund	86,883
Putnam VT Capital Opportunities Fund	32,819
Putnam VT Discovery Growth Fund	118,304
Putnam VT Diversified Income Fund	343,607
Putnam VT Equity Income Fund	312
Putnam VT The George Putnam Fund of Boston	109,484
Putnam VT Global Asset Allocation Fund	300,836
Putnam VT Growth Opportunities Fund	119,505
Putnam VT Health Sciences Fund	53,002
Putnam VT High Yield Fund	288,717
Putnam VT Income Fund	956,787
Putnam VT International Growth and Income Fund	125,824
Putnam VT International New Opportunities Fund	185,766
Putnam VT Mid Cap Value Fund	1,249
Putnam VT Money Market Fund	342,505
Putnam VT OTC & Emerging Growth Fund	12,258
Putnam VT Utilities Growth and Income Fund	35,828

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the following funds of the Trust as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at the following annual rates as a percentage of the average net assets of that portion of each fund that is managed by PIL.

362

Fund Name	Rate

Putnam VT Diversified Income Fund	0.40%
Putnam VT Global Equity Fund	0.35%
Putnam VT High Yield Fund	0.40%
Putnam VT International Equity Fund	0.35%
Putnam VT International Growth and Income Fund	0.35%
Putnam VT International New Opportunities Fund	0.35%
Putnam VT Research Fund	0.35%
Putnam VT Utilities Growth and Income Fund	0.35%

For the year ended December 31, 2007, Putnam Management has assumed the following amounts of legal, shareholder servicing and communication, audit and Trustee fees incurred by each fund in connection with certain legal and regulatory matters (including those described in Note 8):

Fund Name	Amount

Putnam VT American Government Income Fund	$321
Putnam VT Capital Appreciation Fund	103
Putnam VT Capital Opportunities Fund	105
Putnam VT Discovery Growth Fund	83
Putnam VT Diversified Income Fund	1,092
Putnam VT Equity Income Fund	566
Putnam VT The George Putnam Fund of Boston	1,269
Putnam VT Global Asset Allocation Fund	875
Putnam VT Global Equity Fund	1,347
Putnam VT Growth and Income Fund	8,184
Putnam VT Growth Opportunities Fund	104
Putnam VT Health Sciences Fund	537
Putnam VT High Yield Fund	1,257
Putnam VT Income Fund	1,597
Putnam VT International Equity Fund	2,899
Putnam VT International Growth and Income Fund	1,031
Putnam VT International New Opportunities Fund	673
Putnam VT Investors Fund	1,022
Putnam VT Mid Cap Value Fund	214
Putnam VT Money Market Fund	963
Putnam VT New Opportunities Fund	2,638
Putnam VT New Value Fund	1,425
Putnam VT OTC & Emerging Growth Fund	181
Putnam VT Research Fund	361
Putnam VT Small Cap Value Fund	1,540
Putnam VT Utilities Growth and Income Fund	870
Putnam VT Vista Fund	850
Putnam VT Voyager Fund	3,724

In October 2007, Putnam Management agreed to reimburse the following funds in connection with the misidentification in 2006 of the characteristics of certain securities in that fund’s portfolio:

Fund Name	Amount

Putnam VT American Government Income Fund	$175,692
Putnam VT Diversified Income Fund	98,532
Putnam VT The George Putnam Fund of Boston	172,438
Putnam VT Global Asset Allocation Fund	40,559
Putnam VT Income Fund	368,962

This reimbursement by Putnam Management had less than a 0.01% impact on total return during the period for the funds, except for Putnam VT American Government Income Fund (see the Notes to Financial Highlights).

During the year ended December 31, 2007, Putnam Management voluntarily reimbursed Putnam VT Diversified Income Fund $4,536, Putnam VT High Yield Fund $36,300, Putnam VT International Growth and Income Fund $52,340, Putnam VT Investors Fund $19,744 and Putnam VT OTC & Emerging Growth Fund $4,176 for a trading error which occurred during the period. The effect of the losses incurred and the reimbursement by Putnam Management of such losses had no impact on total return.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Trust or funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for each fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on each fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to each fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.03% of each fund’s average net assets.

363

During the year ended December 31, 2007, each fund incurred the following amounts for custody and investor servicing agent functions provided by PFTC:

Fund Name	Amount

Putnam VT American Government Income Fund	$71,912
Putnam VT Capital Appreciation Fund	26,479
Putnam VT Capital Opportunities Fund	28,003
Putnam VT Discovery Growth Fund	9,974
Putnam VT Diversified Income Fund	220,257
Putnam VT Equity Income Fund	106,781
Putnam VT The George Putnam Fund of Boston	238,474
Putnam VT Global Asset Allocation Fund	169,311
Putnam VT Global Equity Fund	312,956
Putnam VT Growth and Income Fund	1,186,465
Putnam VT Growth Opportunities Fund	23,140
Putnam VT Health Sciences Fund	95,144
Putnam VT High Yield Fund	215,124
Putnam VT Income Fund	303,821
Putnam VT International Equity Fund	809,068
Putnam VT International Growth and Income Fund	332,756
Putnam VT International New Opportunities Fund	198,646
Putnam VT Investors Fund	176,203
Putnam VT Mid Cap Value Fund	33,237
Putnam VT Money Market Fund	177,160
Putnam VT New Opportunities Fund	449,323
Putnam VT New Value Fund	206,058
Putnam VT OTC & Emerging Growth Fund	25,160
Putnam VT Research Fund	51,037
Putnam VT Small Cap Value Fund	212,204
Putnam VT Utilities Growth and Income Fund	179,225
Putnam VT Vista Fund	147,846
Putnam VT Voyager Fund	539,178

Under the custodian contract between each fund and State Street, the custodian bank has a lien on the securities of Putnam VT Equity Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund to the extent permitted by each fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by that fund. At December 31, 2007, the payable to the custodian bank on each of the funds listed above represents the amount due for cash advanced for the settlement of securities purchased.

Each fund has entered into an arrangement with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. Certain funds also reduced expenses through brokerage service arrangements.

For the year ended December 31, 2007, the funds’ expenses were reduced by the following amounts under these arrangements:

Fund Name	Amount

Putnam VT American Government Income Fund	$32,893
Putnam VT Capital Appreciation Fund	8,733
Putnam VT Capital Opportunities Fund	332
Putnam VT Discovery Growth Fund	7,186
Putnam VT Diversified Income Fund	142,495
Putnam VT Equity Income Fund	1,548
Putnam VT The George Putnam Fund of Boston	172,925
Putnam VT Global Asset Allocation Fund	47,027
Putnam VT Global Equity Fund	169,826
Putnam VT Growth and Income Fund	536,042
Putnam VT Growth Opportunities Fund	4,103
Putnam VT Health Sciences Fund	33,761
Putnam VT High Yield Fund	135,988
Putnam VT Income Fund	368,709
Putnam VT International Equity Fund	296,612
Putnam VT International Growth and Income Fund	179,959
Putnam VT International New Opportunities Fund	123,112
Putnam VT Investors Fund	102,788
Putnam VT Mid Cap Value Fund	10,993
Putnam VT Money Market Fund	7,799
Putnam VT New Opportunities Fund	203,913
Putnam VT New Value Fund	106,269
Putnam VT OTC & Emerging Growth Fund	11,485
Putnam VT Research Fund	31,943
Putnam VT Small Cap Value Fund	124,702
Putnam VT Utilities Growth and Income Fund	82,661
Putnam VT Vista Fund	69,051
Putnam VT Voyager Fund	329,854

Each independent Trustee of the funds receives an annual Trustee fee as a quarterly retainer and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

364

For the year ended December 31, 2007, the funds’ Trustee fees were as follows:

Fund Name	Amount

Putnam VT American Government Income Fund	$284
Putnam VT Capital Appreciation Fund	265
Putnam VT Capital Opportunities Fund	265
Putnam VT Discovery Growth Fund	263
Putnam VT Diversified Income Fund	352
Putnam VT Equity Income Fund	306
Putnam VT The George Putnam Fund of Boston	367
Putnam VT Global Asset Allocation Fund	332
Putnam VT Global Equity Fund	374
Putnam VT Growth and Income Fund	965
Putnam VT Growth Opportunities Fund	264
Putnam VT Health Sciences Fund	301
Putnam VT High Yield Fund	364
Putnam VT Income Fund	397
Putnam VT International Equity Fund	506
Putnam VT International Growth and Income Fund	345
Putnam VT International New Opportunities Fund	313
Putnam VT Investors Fund	343
Putnam VT Mid Cap Value Fund	274
Putnam VT Money Market Fund	345
Putnam VT New Opportunities Fund	482
Putnam VT New Value Fund	380
Putnam VT OTC & Emerging Growth Fund	272
Putnam VT Research Fund	286
Putnam VT Small Cap Value Fund	369
Putnam VT Utilities Growth and Income Fund	329
Putnam VT Vista Fund	329
Putnam VT Voyager Fund	574

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of each fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for each fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of each fund. The Plan provides for payment by each fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets of that fund’s class IB shares. The Trustees have approved payment by each fund at an annual rate of 0.25% of the average net assets of that fund’s class IB shares.

365

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2007, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:

	U.S. Government
	Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

Putnam VT American Government Income Fund	$6,790,568	$14,059,246	$185,636,334	$177,049,586
Putnam VT Capital Appreciation Fund	—	—	35,309,406	45,245,107
Putnam VT Capital Opportunities Fund	—	—	38,816,420	43,722,999
Putnam VT Discovery Growth Fund	—	—	44,608,123	48,258,293
Putnam VT Diversified Income Fund	—	—	344,962,979	334,978,355
Putnam VT Equity Income Fund	—	—	183,713,987	189,859,758
Putnam VT The George Putnam Fund of Boston	—	—	693,599,811	769,730,146
Putnam VT Global Asset Allocation Fund	—	—	379,059,002	417,922,412
Putnam VT Global Equity Fund	—	—	509,609,330	608,394,687
Putnam VT Growth and Income Fund	—	—	1,859,304,212	2,744,054,210
Putnam VT Growth Opportunities Fund	—	—	28,135,297	38,731,081
Putnam VT Health Sciences Fund	—	—	38,019,856	116,519,237
Putnam VT High Yield Fund	—	—	225,600,843	295,642,833
Putnam VT Income Fund	918,843	2,927,830	1,455,729,750	1,438,021,829
Putnam VT International Equity Fund*	—	—	1,039,609,837	1,161,669,950
Putnam VT International Growth and Income Fund	—	—	411,483,481	466,652,438
Putnam VT International New Opportunities Fund	—	—	312,848,051	346,438,682
Putnam VT Investors Fund	—	—	399,449,011	461,443,826
Putnam VT Mid Cap Value Fund	—	—	63,362,217	79,367,532
Putnam VT New Opportunities Fund	—	—	1,644,530,533	1,953,243,316
Putnam VT New Value Fund	—	—	342,640,031	455,827,149
Putnam VT OTC & Emerging Growth Fund	—	—	114,289,287	127,697,060
Putnam VT Research Fund	—	—	128,310,474	171,403,920
Putnam VT Small Cap Value Fund**	—	—	413,365,019	854,084,562
Putnam VT Utilities Growth and Income Fund	—	—	151,284,199	208,553,411
Putnam VT Vista Fund	—	—	641,585,555	746,627,984
Putnam VT Voyager Fund	—	—	874,450,674	1,320,361,509

* The fund had a redemption-in-kind out of the fund totaling $72,549,028.

**The fund had a redemption-in-kind out of the fund totaling $322,910,848.

Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $2,016,529,906 and $1,998,584,112, respectively.

Written option transactions for those funds that invested in them during the year ended December 31, 2007 are summarized as follows:

Putnam VT American Government Income Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$57,576,000	$1,774,924

Options opened	166,424,072	5,154,791
Options exercised	—	—
Options expired	(14,660,000)	(566,975)
Options closed	(33,334,072)	(898,581)

Written options outstanding at end of year	$176,006,000	$5,464,159

366

Putnam VT Discovery Growth Fund

		Contract Amounts	Premiums Received

Written options outstanding at beginning of year		$14,085	$23,263

Options opened		23,264	25,210
Options exercised		(1,100)	(1,033)
Options expired		(29,089)	(37,605)
Options closed		(3,370)	(4,346)

Written options outstanding at end of year		$3,790	$5,489

Putnam VT Diversified Income Fund

		Contract Amounts	Premiums Received

Written options outstanding at beginning of year	USD	—	$—
	AUD	—	$—
	EUR	—	$—
	JPY	9,439,464,000	$177,070

Options opened	USD	449,994,489	9,749,156
	AUD	23,530,000	11,275
	EUR	4,020,000	163,663
	JPY	—	—

Options exercised	USD	—	—
	AUD	—	—
	EUR	—	—
	JPY	—	—

Options expired	USD	—	—
	AUD	(23,530,000)	(11,275)
	EUR	—	—
	JPY	(9,439,464,000)	(177,070)

Options closed	USD	(489)	(120,416)
	AUD	—	—
	EUR	—	—
	JPY	—	—

Written options outstanding at end of year	USD	449,994,000	$9,628,740
	AUD	—	$—
	EUR	4,020,000	$163,663
	JPY	—	$—

Putnam VT The George Putnam Fund of Boston

		Contract Amounts	Premiums Received

Written options outstanding at beginning of year		$33,574,000	$1,261,482

Options opened		225,621,090	4,856,603
Options exercised		—	—
Options expired		(79,164,000)	(1,839,955)
Options closed		(54,724,090)	(916,900)

Written options outstanding at end of year		$125,307,000	$3,361,230

367

Putnam VT Global Asset Allocation Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$11,608,000	$436,109

Options opened	102,386,933	2,261,224
Options exercised	—	—
Options expired	(33,026,894)	(729,600)
Options closed	(24,586,039)	(411,585)

Written options outstanding at end of year	$56,382,000	$1,556,148

Putnam VT Income Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$114,722,000	$4,322,007

Options opened	706,398,273	15,105,041
Options exercised	—	—
Options expired	(255,316,000)	(6,102,404)
Options closed	(168,956,273)	(2,829,656)

Written options outstanding at end of year	$396,848,000	$10,494,988

Putnam VT Investors Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$—	$—

Options opened	84,576	86,151
Options exercised	(40,482)	(40,735)
Options expired	(44,094)	(45,416)
Options closed	—	—

Written options outstanding at end of year	$—	$—

Putnam VT New Opportunities Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$41,000	$179,900

Options opened	94,799	191,282
Options exercised	(20,915)	(35,538)
Options expired	(114,884)	(335,644)
Options closed	—	—

Written options outstanding at end of year	$—	$—

Putnam VT OTC & Emerging Growth Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$46,829	$77,429

Options opened	73,819	79,382
Options exercised	(3,350)	(3,134)
Options expired	(95,118)	(123,296)
Options closed	(10,900)	(14,044)

Written options outstanding at end of year	$11,280	$16,337

368

Putnam VT Vista Fund

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$—	$—

Options opened	8,900	19,795
Options exercised	(4,900)	(13,867)
Options expired	(4,000)	(5,928)
Options closed	—	—

Written options outstanding at end of year	$—	$—

NOTE 4

CAPITAL SHARES

At December 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. For Putnam VT International Equity Fund and Putnam VT Small Cap Value Fund, shares during the period ended December 31, 2007, were redeemed through the receipt by the shareholders of securities, the fair value of which is used to determine the number of shares redeemed. Transactions in capital shares were as follows:

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT American Government Income Fund Class IA
Shares sold	710,719	$8,060,922	329,490	$3,653,839
Shares issued in connection with reinvestment of distributions	375,227	4,112,485	393,281	4,294,625

	1,085,946	12,173,407	722,771	7,948,464
Shares repurchased	(1,938,947)	(21,837,725)	(2,719,590)	(30,465,076)

Net decrease	(853,001)	$(9,664,318)	(1,996,819)	$(22,516,612)

Putnam VT American Government Income Fund Class IB
Shares sold	417,154	$4,694,114	252,283	$2,816,700
Shares issued in connection with reinvestment of distributions	283,107	3,097,187	270,142	2,944,546

	700,261	7,791,301	522,425	5,761,246
Shares repurchased	(1,130,463)	(12,718,836)	(1,275,664)	(14,255,770)

Net decrease	(430,202)	$(4,927,535)	(753,239)	$(8,494,524)

Putnam VT Capital Appreciation Fund Class IA
Shares sold	266,354	$2,510,255	540,048	$5,004,711
Shares issued in connection with reinvestment of distributions	238,754	2,151,170	293,585	2,656,952

	505,108	4,661,425	833,633	7,661,663
Shares repurchased	(1,064,941)	(9,737,994)	(877,977)	(8,024,345)

Net decrease	(559,833)	$(5,076,569)	(44,344)	$(362,682)

Putnam VT Capital Appreciation Fund Class IB
Shares sold	211,978	$1,940,979	197,034	$1,782,681
Shares issued in connection with reinvestment of distributions	190,684	1,704,711	233,016	2,094,818

	402,662	3,645,690	430,050	3,877,499
Shares repurchased	(546,679)	(4,959,870)	(580,208)	(5,267,886)

Net decrease	(144,017)	$(1,314,180)	(150,158)	$(1,390,387)

369

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT Capital Opportunities Fund Class IA
Shares sold	289,762	$5,007,005	632,476	$10,430,797
Shares issued in connection with reinvestment of distributions	112,656	1,883,616	92,738	1,525,543

	402,418	6,890,621	725,214	11,956,340
Shares repurchased	(644,102)	(10,540,622)	(375,433)	(6,058,624)

Net increase (decrease)	(241,684)	$(3,650,001)	349,781	$5,897,716

Putnam VT Capital Opportunities Fund Class IB
Shares sold	360,419	$6,050,196	457,816	$7,445,452
Shares issued in connection with reinvestment of distributions	94,695	1,572,878	70,971	1,161,786

	455,114	7,623,074	528,787	8,607,238
Shares repurchased	(362,788)	(5,940,256)	(267,000)	(4,314,526)

Net increase	92,326	$1,682,818	261,787	$4,292,712

Putnam VT Discovery Growth Fund Class IA
Shares sold	744,422	$4,542,701	213,368	$1,221,335
Shares issued in connection with reinvestment of distributions	173,367	981,257	—	—

	917,789	5,523,958	213,368	1,221,335
Shares repurchased	(693,467)	(4,194,755)	(771,094)	(4,370,162)

Net increase (decrease)	224,322	$1,329,203	(557,726)	$(3,148,827)

Putnam VT Discovery Growth Fund Class IB
Shares sold	449,911	$2,693,832	227,019	$1,262,117
Shares issued in connection with reinvestment of distributions	407,304	2,264,610	—	—

	857,215	4,958,442	227,019	1,262,117
Shares repurchased	(1,077,591)	(6,424,197)	(1,043,840)	(5,873,791)

Net decrease	(220,376)	$(1,465,755)	(816,821)	$(4,611,674)

Putnam VT Diversified Income Fund Class IA
Shares sold	622,192	$5,457,266	401,306	$3,483,886
Shares issued in connection with reinvestment of distributions	1,656,771	14,181,956	2,299,681	19,225,333

	2,278,963	19,639,222	2,700,987	22,709,219
Shares repurchased	(6,805,699)	(59,307,236)	(9,248,411)	(79,967,425)

Net decrease	(4,526,736)	$(39,668,014)	(6,547,424)	$(57,258,206)

Putnam VT Diversified Income Fund Class IB
Shares sold	7,156,861	$61,674,199	4,849,600	$41,535,225
Shares issued in connection with reinvestment of distributions	1,149,519	9,736,427	1,118,627	9,262,231

	8,306,380	71,410,626	5,968,227	50,797,456
Shares repurchased	(3,903,885)	(33,560,001)	(2,783,345)	(23,831,815)

Net increase	4,402,495	$37,850,625	3,184,882	$26,965,641

370

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT Equity Income Fund Class IA
Shares sold	886,794	$13,812,967	1,174,482	$17,258,879
Shares issued in connection with reinvestment of distributions	739,617	10,887,162	357,636	4,978,287

	1,626,411	24,700,129	1,532,118	22,237,166
Shares repurchased	(1,238,018)	(19,125,397)	(1,074,804)	(15,341,908)

Net increase	388,393	$5,574,732	457,314	$6,895,258

Putnam VT Equity Income Fund Class IB
Shares sold	862,154	$13,358,545	1,555,739	$22,380,201
Shares issued in connection with reinvestment of distributions	625,997	9,177,119	282,998	3,928,010

	1,488,151	22,535,664	1,838,737	26,308,211
Shares repurchased	(1,055,988)	(16,370,647)	(636,232)	(9,143,580)

Net increase	432,163	$6,165,017	1,202,505	$17,164,631

Putnam VT The George Putnam Fund of Boston Class IA
Shares sold	240,522	$2,814,631	253,590	$2,931,216
Shares issued in connection with reinvestment of distributions	3,396,453	37,734,597	1,944,242	22,125,473

	3,636,975	40,549,228	2,197,832	25,056,689
Shares repurchased	(7,219,856)	(83,734,079)	(8,945,052)	(104,998,615)

Net decrease	(3,582,881)	$(43,184,851)	(6,747,220)	$(79,941,926)

Putnam VT The George Putnam Fund of Boston Class IB
Shares sold	1,486,154	$17,096,255	2,016,454	$23,467,590
Shares issued in connection with reinvestment of distributions	3,136,597	34,690,762	1,579,174	17,907,831

	4,622,751	51,787,017	3,595,628	41,375,421
Shares repurchased	(4,633,636)	(53,516,102)	(5,906,227)	(68,785,160)

Net decrease	(10,885)	$(1,729,085)	(2,310,599)	$(27,409,739)

Putnam VT Global Asset Allocation Fund Class IA
Shares sold	301,629	$5,129,889	265,701	$4,123,915
Shares issued in connection with reinvestment of distributions	129,739	2,160,149	622,828	9,466,981

	431,368	7,290,038	888,529	13,590,896
Shares repurchased	(3,636,607)	(61,778,121)	(4,023,404)	(62,354,376)

Net decrease	(3,205,239)	$(54,488,083)	(3,134,875)	$(48,763,480)

Putnam VT Global Asset Allocation Fund Class IB
Shares sold	1,147,201	$19,572,764	1,453,250	$22,569,813
Shares issued in connection with reinvestment of distributions	27,909	466,643	127,603	1,947,219

	1,175,110	20,039,407	1,580,853	24,517,032
Shares repurchased	(887,005)	(15,116,223)	(636,074)	(9,875,795)

Net increase	288,105	$4,923,184	944,779	$14,641,237

371

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT Global Equity Fund Class IA
Shares sold	208,898	$3,167,167	256,814	$3,043,844
Shares issued in connection with reinvestment of distributions	876,993	12,076,191	260,304	3,134,064

	1,085,891	15,243,358	517,118	6,177,908
Shares repurchased	(7,516,730)	(109,312,838)	(9,849,516)	(119,552,092)

Net decrease	(6,430,839)	$(94,069,480)	(9,332,398)	$(113,374,184)

Putnam VT Global Equity Fund Class IB
Shares sold	303,199	$4,464,619	271,482	$3,314,341
Shares issued in connection with reinvestment of distributions	119,262	1,631,495	21,030	251,727

	422,461	6,096,114	292,512	3,566,068
Shares repurchased	(1,251,734)	(18,239,802)	(1,023,245)	(12,444,816)

Net decrease	(829,273)	$(12,143,688)	(730,733)	$(8,878,748)

Putnam VT Growth and Income Fund Class IA
Shares sold	42,443	$1,122,710	37,182	$998,341
Shares issued in connection with reinvestment of distributions	20,631,962	513,323,214	5,583,982	148,143,041

	20,674,405	514,445,924	5,621,164	149,141,382
Shares repurchased	(28,443,922)	(748,371,425)	(32,728,301)	(887,016,064)

Net decrease	(7,769,517)	$(233,925,501)	(27,107,137)	$(737,874,682)

Putnam VT Growth and Income Fund Class IB
Shares sold	559,089	$14,684,913	540,082	$14,628,218
Shares issued in connection with reinvestment of distributions	4,962,105	122,861,726	1,199,867	31,700,481

	5,521,194	137,546,639	1,739,949	46,328,699
Shares repurchased	(6,852,729)	(179,058,548)	(5,580,013)	(151,045,393)

Net decrease	(1,331,535)	$(41,511,909)	(3,840,064)	$(104,716,694)

Putnam VT Growth Opportunities Fund Class IA
Shares sold	281,494	$1,536,561	273,144	$1,352,959
Shares issued in connection with reinvestment of distributions	12,319	64,798	15,415	77,382

	293,813	1,601,359	288,559	1,430,341
Shares repurchased	(1,276,147)	(6,951,742)	(1,272,238)	(6,292,859)

Net decrease	(982,334)	$(5,350,383)	(983,679)	$(4,862,518)

Putnam VT Growth Opportunities Fund Class IB
Shares sold	266,275	$1,446,822	234,524	$1,151,008
Shares issued in connection with reinvestment of distributions	3,059	15,967	3,898	19,414

	269,334	1,462,789	238,422	1,170,422
Shares repurchased	(1,244,244)	(6,764,949)	(1,292,115)	(6,351,737)

Net decrease	(974,910)	$(5,302,160)	(1,053,693)	$(5,181,315)

372

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT Health Sciences Fund Class IA
Shares sold	34,050	$481,776	87,398	$1,187,566
Shares issued in connection with reinvestment of distributions	86,273	1,178,487	56,723	763,491

	120,323	1,660,263	144,121	1,951,057
Shares repurchased	(2,639,988)	(37,170,751)	(3,596,637)	(47,933,760)

Net decrease	(2,519,665)	$(35,510,488)	(3,452,516)	$(45,982,703)

Putnam VT Health Sciences Fund Class IB
Shares sold	252,507	$3,512,496	1,993,454	$26,554,715
Shares issued in connection with reinvestment of distributions	86,385	1,174,827	45,202	605,253

	338,892	4,687,323	2,038,656	27,159,968
Shares repurchased	(2,771,843)	(38,717,677)	(5,028,005)	(65,290,759)

Net decrease	(2,432,951)	$(34,030,354)	(2,989,349)	$(38,130,791)

Putnam VT High Yield Fund Class IA
Shares sold	4,032,942	$30,519,574	4,486,711	$33,439,501
Shares issued in connection with reinvestment of distributions	4,302,411	32,095,983	4,811,796	34,837,406

	8,335,353	62,615,557	9,298,507	68,276,907
Shares repurchased	(15,043,325)	(114,669,837)	(14,292,507)	(107,503,314)

Net decrease	(6,707,972)	$(52,054,280)	(4,994,000)	$(39,226,407)

Putnam VT High Yield Fund Class IB
Shares sold	1,487,606	$11,190,425	2,315,440	$17,172,146
Shares issued in connection with reinvestment of distributions	1,735,330	12,858,792	1,769,478	12,740,240

	3,222,936	24,049,217	4,084,918	29,912,386
Shares repurchased	(4,170,559)	(31,278,958)	(4,803,290)	(35,738,577)

Net decrease	(947,623)	$(7,229,741)	(718,372)	$(5,826,191)

Putnam VT Income Fund Class IA
Shares sold	400,001	$4,957,631	266,787	$3,285,638
Shares issued in connection with reinvestment of distributions	1,839,722	22,481,407	1,870,130	22,553,767

	2,239,723	27,439,038	2,136,917	25,839,405
Shares repurchased	(6,761,205)	(84,405,221)	(9,478,591)	(117,422,557)

Net decrease	(4,521,482)	$(56,966,183)	(7,341,674)	$(91,583,152)

Putnam VT Income Fund Class IB
Shares sold	951,991	$11,782,049	1,730,467	$21,305,691
Shares issued in connection with reinvestment of distributions	1,270,971	15,442,292	1,054,211	12,639,991

	2,222,962	27,224,341	2,784,678	33,945,682
Shares repurchased	(3,328,098)	(41,281,846)	(2,141,284)	(26,357,201)

Net increase (decrease)	(1,105,136)	$(14,057,505)	643,394	$7,588,481

373

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT International Equity Fund Class IA
Shares sold	1,066,689	$20,554,283	471,844	$8,525,118
Shares issued in connection with reinvestment of distributions	3,412,734	62,214,149	181,329	3,254,855

	4,479,423	82,768,432	653,173	11,779,973
Shares repurchased	(4,272,046)	(84,114,881)	(4,000,404)	(72,898,773)

Net increase (decrease)	207,377	$(1,346,449)	(3,347,231)	$(61,118,800)

Putnam VT International Equity Fund Class IB
Shares sold	5,341,810	$105,283,252	8,923,245	$162,470,253
Shares issued in connection with reinvestment of distributions	7,507,933	136,043,736	243,686	4,354,663

	12,849,743	241,326,988	9,166,931	166,824,916
Shares repurchased	(7,043,734)	(137,810,379)	(5,868,800)	(108,687,948)
Redemptions in kind	(3,810,348)	(72,549,028)	—	—

Net increase	1,995,661	$30,967,581	3,298,131	$58,136,968

Putnam VT International Growth and Income Fund Class IA
Shares sold	607,178	$10,729,760	1,743,100	$30,738,024
Shares issued in connection with reinvestment of distributions	3,976,267	63,739,563	237,454	3,963,107

	4,583,445	74,469,323	1,980,554	34,701,131
Shares repurchased	(3,676,061)	(64,713,670)	(2,373,442)	(40,163,906)

Net increase (decrease)	907,384	$9,755,653	(392,888)	$(5,462,775)

Putnam VT International Growth and Income Fund Class IB
Shares sold	985,394	$17,076,591	1,444,856	$24,646,135
Shares issued in connection with reinvestment of distributions	1,705,262	27,198,798	80,853	1,344,592

	2,690,656	44,275,389	1,525,709	25,990,727
Shares repurchased	(1,909,371)	(33,056,311)	(1,190,607)	(20,344,362)

Net increase	781,285	$11,219,078	335,102	$5,646,365

Putnam VT International New Opportunities Fund Class IA
Shares sold	793,466	$16,553,125	987,809	$16,051,144
Shares issued in connection with reinvestment of distributions	67,450	1,293,024	106,762	1,721,017

	860,916	17,846,149	1,094,571	17,772,161
Shares repurchased	(1,488,725)	(29,572,322)	(1,532,612)	(24,917,869)

Net decrease	(627,809)	$(11,726,173)	(438,041)	$(7,145,708)

Putnam VT International New Opportunities Fund Class IB
Shares sold	370,535	$7,559,301	538,378	$8,696,874
Shares issued in connection with reinvestment of distributions	78,789	1,504,873	131,891	2,119,488

	449,324	9,064,174	670,269	10,816,362
Shares repurchased	(1,606,591)	(32,086,712)	(1,709,149)	(27,707,878)

Net decrease	(1,157,267)	$(23,022,538)	(1,038,880)	$(16,891,516)

374

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT Investors Fund Class IA
Shares sold	96,021	$1,221,335	113,265	$1,290,194
Shares issued in connection with reinvestment of distributions	116,456	1,406,786	165,191	1,850,139

	212,477	2,628,121	278,456	3,140,333
Shares repurchased	(5,632,710)	(69,345,331)	(6,184,599)	(69,233,446)

Net decrease	(5,420,233)	$(66,717,210)	(5,906,143)	$(66,093,113)

Putnam VT Investors Fund Class IB
Shares sold	4,913,642	$58,796,156	1,254,178	$13,969,894
Shares issued in connection with reinvestment of distributions	63,624	766,668	82,307	918,813

	4,977,266	59,562,824	1,336,485	14,888,707
Shares repurchased	(3,666,086)	(45,064,999)	(2,659,952)	(29,906,145)

Net increase (decrease)	1,311,180	$14,497,825	(1,323,467)	$(15,017,438)

Putnam VT Mid Cap Value Fund Class IA
Shares sold	572,674	$10,478,021	532,503	$8,944,976
Shares issued in connection with reinvestment of distributions	388,984	6,632,183	186,861	3,114,967

	961,658	17,110,204	719,364	12,059,943
Shares repurchased	(1,282,590)	(22,327,702)	(771,823)	(12,829,165)

Net decrease	(320,932)	$(5,217,498)	(52,459)	$(769,222)

Putnam VT Mid Cap Value Fund Class IB
Shares sold	218,036	$3,908,860	477,274	$7,931,636
Shares issued in connection with reinvestment of distributions	181,615	3,083,823	81,752	1,357,895

	399,651	6,992,683	559,026	9,289,531
Shares repurchased	(545,240)	(9,453,054)	(355,590)	(5,962,717)

Net increase (decrease)	(145,589)	$(2,460,371)	203,436	$3,326,814

Putnam VT Money Market Fund Class IA**
Shares sold	125,849,767	$125,849,767	103,443,332	$103,443,332
Shares issued in connection with reinvestment of distributions	10,463,007	10,463,007	9,815,619	9,815,619

	136,312,774	136,312,774	113,258,951	113,258,951
Shares repurchased	(121,858,880)	(121,858,880)	(119,801,301)	(119,801,301)

Net increase (decrease)	14,453,894	$14,453,894	(6,542,350)	$(6,542,350)

Putnam VT Money Market Fund Class IB**
Shares sold	105,944,086	$105,944,086	123,508,153	$123,508,153
Shares issued in connection with reinvestment of distributions	9,452,246	9,452,246	7,152,953	7,152,953

	115,396,332	115,396,332	130,661,106	130,661,106
Shares repurchased	(103,858,742)	(103,858,742)	(70,846,882)	(70,846,882)

Net increase	11,537,590	$11,537,590	59,814,224	$59,814,224

375

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT New Opportunities Fund Class IA
Shares sold	79,002	$1,685,685	97,790	$1,897,004
Shares issued in connection with reinvestment of distributions	86,228	1,781,476	113,225	2,261,102

	165,230	3,467,161	211,015	4,158,106
Shares repurchased	(13,395,293)	(285,946,627)	(16,146,731)	(311,221,581)

Net decrease	(13,230,063)	$(282,479,466)	(15,935,716)	$(307,063,475)

Putnam VT New Opportunities Fund Class IB
Shares sold	87,728	$1,859,822	144,167	$2,747,159
Shares issued in connection with reinvestment of distributions	—	—	—	—

	87,728	1,859,822	144,167	2,747,159
Shares repurchased	(1,556,469)	(32,817,707)	(1,518,561)	(28,951,767)

Net decrease	(1,468,741)	$(30,957,885)	(1,374,394)	$(26,204,608)

Putnam VT New Value Fund Class IA
Shares sold	147,443	$2,613,334	162,887	$2,821,830
Shares issued in connection with reinvestment of distributions	2,335,837	39,031,839	1,977,703	32,750,765

	2,483,280	41,645,173	2,140,590	35,572,595
Shares repurchased	(5,446,394)	(94,207,558)	(5,624,596)	(96,029,190)

Net decrease	(2,963,114)	$(52,562,385)	(3,484,006)	$(60,456,595)

Putnam VT New Value Fund Class IB
Shares sold	1,412,160	$24,157,216	1,854,849	$31,428,172
Shares issued in connection with reinvestment of distributions	1,865,079	30,978,956	1,249,910	20,598,523

	3,277,239	55,136,172	3,104,759	52,026,695
Shares repurchased	(2,814,635)	(48,215,949)	(1,473,414)	(25,086,314)

Net increase	462,604	$6,920,223	1,631,345	$26,940,381

Putnam VT OTC & Emerging Growth Fund Class IA
Shares sold	1,181,309	$9,876,986	353,002	$2,500,656
Shares issued in connection with reinvestment of distributions	—	—	—	—

	1,181,309	9,876,986	353,002	2,500,656
Shares repurchased	(1,967,008)	(15,997,678)	(2,181,550)	(15,324,655)

Net decrease	(785,699)	$(6,120,692)	(1,828,548)	$(12,823,999)

Putnam VT OTC & Emerging Growth Fund Class IB
Shares sold	339,206	$2,757,561	146,188	$1,013,827
Shares issued in connection with reinvestment of distributions	—	—	—	—

	339,206	2,757,561	146,188	1,013,827
Shares repurchased	(1,107,673)	(8,951,199)	(1,013,345)	(7,002,057)

Net decrease	(768,467)	$(6,193,638)	(867,157)	$(5,988,230)

376

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT Research Fund Class IA
Shares sold	56,476	$760,177	38,877	$480,094
Shares issued in connection with reinvestment of distributions	35,029	466,938	54,278	669,247

	91,505	1,227,115	93,155	1,149,341
Shares repurchased	(1,497,558)	(20,602,408)	(1,933,152)	(23,792,458)

Net decrease	(1,406,053)	$(19,375,293)	(1,839,997)	$(22,643,117)

Putnam VT Research Fund Class IB
Shares sold	56,970	$778,646	98,877	$1,210,023
Shares issued in connection with reinvestment of distributions	30,760	408,798	49,594	609,516

	87,730	1,187,444	148,471	1,819,539
Shares repurchased	(1,760,128)	(24,108,198)	(1,832,876)	(22,555,844)

Net decrease	(1,672,398)	$(22,920,754)	(1,684,405)	$(20,736,305)

Putnam VT Small Cap Value Fund Class IA
Shares sold	44,753	$1,021,591	241,664	$5,860,277
Shares issued in connection with reinvestment of distributions	1,250,550	27,949,790	1,320,927	30,724,762

	1,295,303	28,971,381	1,562,591	36,585,039
Shares repurchased	(3,685,323)	(81,550,170)	(3,911,990)	(90,527,361)

Net decrease	(2,390,020)	$(52,578,789)	(2,349,399)	$(53,942,322)

Putnam VT Small Cap Value Fund Class IB
Shares sold	4,474,513	$103,633,834	8,074,674	$185,787,275
Shares issued in connection with reinvestment of distributions	3,985,929	88,368,060	2,707,321	62,512,054

	8,460,442	192,001,894	10,781,995	248,299,329
Shares repurchased	(6,992,708)	(158,186,386)	(4,949,897)	(114,142,169)
Redemptions in kind	(14,003,072)	(322,910,848)	—	—

Net increase (decrease)	(12,535,338)	$(289,095,340)	5,832,098	$134,157,160

Putnam VT Utilities Growth and Income Fund Class IA
Shares sold	419,876	$8,332,331	91,299	$1,470,680
Shares issued in connection with reinvestment of distributions	336,085	6,348,642	697,985	9,883,463

	755,961	14,680,973	789,284	11,354,143
Shares repurchased	(3,486,618)	(67,253,804)	(4,942,438)	(75,223,509)

Net decrease	(2,730,657)	$(52,572,831)	(4,153,154)	$(63,869,366)

Putnam VT Utilities Growth and Income Fund Class IB
Shares sold	152,217	$3,007,611	152,814	$2,342,011
Shares issued in connection with reinvestment of distributions	57,689	1,086,867	123,233	1,741,276

	209,906	4,094,478	276,047	4,083,287
Shares repurchased	(827,863)	(15,992,989)	(857,625)	(13,065,073)

Net decrease	(617,957)	$(11,898,511)	(581,578)	$(8,981,786)

377

	Year ended December 31		Year ended December 31
	2007		2006

	Shares	Amount	Shares	Amount

Putnam VT Vista Fund Class IA
Shares sold	63,611	$997,783	109,445	$1,631,049
Shares issued in connection with reinvestment of distributions	—	—	—	—

	63,611	997,783	109,445	1,631,049
Shares repurchased	(3,428,652)	(53,760,902)	(4,310,794)	(62,494,981)

Net decrease	(3,365,041)	$(52,763,119)	(4,201,349)	$(60,863,932)

Putnam VT Vista Fund Class IB
Shares sold	205,893	$3,179,117	533,654	$7,755,854
Shares issued in connection with reinvestment of distributions	—	—	—	—

	205,893	3,179,117	533,654	7,755,854
Shares repurchased	(3,598,898)	(55,480,130)	(3,041,379)	(43,359,171)

Net decrease	(3,393,005)	$(52,301,013)	(2,507,725)	$(35,603,317)

Putnam VT Voyager Fund Class IA
Shares sold	31,109	$975,826	30,396	$863,222
Shares issued in connection with reinvestment of distributions	14,666	441,007	209,980	6,162,899

	45,775	1,416,833	240,376	7,026,121
Shares repurchased	(11,724,595)	(366,746,634)	(15,385,993)	(439,785,997)

Net decrease	(11,678,820)	$(365,329,801)	(15,145,617)	$(432,759,876)

Putnam VT Voyager Fund Class IB
Shares sold	138,007	$4,296,288	319,480	$9,074,441
Shares issued in connection with reinvestment of distributions	—	—	17,480	510,932

	138,007	4,296,288	336,960	9,585,373
Shares repurchased	(3,273,444)	(102,002,074)	(3,316,551)	(94,456,576)

Net decrease	(3,135,437)	$(97,705,786)	(2,979,591)	$(84,871,203)

** Putnam VT Money Market Fund’s transactions in capital shares were at a constant net asset value of $1.00 per share.

378

NOTE 5
INVESTMENT IN PUTNAM PRIME MONEY MARKET FUND

Each fund of the Trust may invest in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by each fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by that fund in Putnam Prime Money Market Fund. For the year ended December 31, 2007, the table below identifies, each fund that invested in Putnam Prime Money Market Fund, the amount by which that fund’s management fee was reduced in relation to that fund’s investment in Putnam Prime Money Market Fund. In addition, the table also identifies the income distributions earned, if any, by each fund for that fund’s investment in Putnam Prime Money Market Fund. Income distributions are recorded as income in the Statement of operations.

	Income
	distributions	Management
Fund Name	earned	fee waived

Putnam VT American Government
Income Fund	$114,115	$1,849
Putnam VT Capital Appreciation Fund	10,239	167
Putnam VT Capital Opportunities Fund	12,347	213
Putnam VT Discovery Growth Fund	51,959	822
Putnam VT Diversified Income Fund	2,147,918	34,999
Putnam VT Equity Income Fund	102,622	1,663
Putnam VT The George Putnam Fund
of Boston	1,584,585	25,160
Putnam VT Global Asset Allocation Fund	1,449,611	28,933
Putnam VT Global Equity Fund	227,788	3,819
Putnam VT Growth and Income Fund	313,505	5,475
Putnam VT Growth Opportunities Fund	4,174	91
Putnam VT Health Sciences Fund	222,384	3,776
Putnam VT High Yield Fund	1,611,983	25,133
Putnam VT Income Fund	3,560,575	57,743
Putnam VT International Equity Fund	1,087,561	18,075
Putnam VT International Growth
and Income Fund	69,479	1,384
Putnam VT International
New Opportunities Fund	108,291	1,283
Putnam VT Investors Fund	75,062	1,288
Putnam VT Mid Cap Value Fund	105,753	1,731
Putnam VT Money Market Fund	713,009	11,600
Putnam VT New Opportunities Fund	195,795	3,096
Putnam VT New Value Fund	105,743	1,761
Putnam VT OTC & Emerging Growth Fund	114,922	2,005
Putnam VT Research Fund	54,625	1,149
Putnam VT Small Cap Value Fund	409,514	6,706

	Income
	distributions	Management
Fund Name	earned	fee waived

Putnam VT Utilities Growth
and Income Fund	$180,266	$2,869
Putnam VT Vista Fund	167,282	2,547
Putnam VT Voyager Fund	195,351	3,467

During the year ended December 31, 2007, each fund’s cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund were as follows:

		Proceeds
Fund Name	Cost of Purchases	of Sales

Putnam VT American Government
Income Fund	$57,902,454	$49,590,244
Putnam VT Capital Appreciation Fund	7,326,247	7,772,689
Putnam VT Capital Opportunities Fund	11,671,641	11,754,208
Putnam VT Discovery Growth Fund	15,992,997	15,529,743
Putnam VT Diversified Income Fund	199,097,472	221,720,064
Putnam VT Equity Income Fund	43,309,049	45,245,566
Putnam VT The George Putnam
Fund of Boston	258,693,063	276,149,829
Putnam VT Global Asset
Allocation Fund	237,821,696	237,066,992
Putnam VT Global Equity Fund	177,975,288	184,848,094
Putnam VT Growth and Income Fund	335,092,457	313,071,726
Putnam VT Growth Opportunities Fund	7,004,377	7,013,316
Putnam VT Health Sciences Fund	59,045,446	51,302,299
Putnam VT High Yield Fund	176,740,700	168,981,725
Putnam VT Income Fund	452,222,795	517,725,943
Putnam VT International Equity Fund	341,624,710	354,476,404
Putnam VT International Growth
and Income Fund	115,995,470	119,008,607
Putnam VT International
New Opportunities Fund	111,107,035	108,731,538
Putnam VT Investors Fund	38,548,702	32,174,173
Putnam VT Mid Cap Value Fund	48,607,995	48,908,922
Putnam VT Money Market Fund	198,685,333	200,923,067
Putnam VT New Opportunities Fund	197,892,101	197,892,101
Putnam VT New Value Fund	133,800,165	133,874,558
Putnam VT OTC & Emerging
Growth Fund	46,427,965	44,622,408
Putnam VT Research Fund	38,718,754	37,800,626
Putnam VT Small Cap Value Fund	190,702,794	203,076,982
Putnam VT Utilities Growth
and Income Fund	193,306,987	199,935,124
Putnam VT Vista Fund	122,846,538	126,549,152
Putnam VT Voyager Fund	228,466,429	240,724,846

NOTE 6
SENIOR LOAN COMMITMENTS

During the year ended December 31, 2007, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund and Putnam VT High Yield Fund invested in senior loans, which are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms

379

of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

NOTE 7
UNFUNDED LOAN COMMITMENTS

As of December 31, 2007, the following funds had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Putnam VT Diversified Income Fund

Borrower	Unfunded Commitments

Community Health Systems, Inc.	$22,292
Golden Nugget, Inc.	41,818
Hub International, Ltd.	16,314
IASIS Healthcare, LLC/IASIS Capital Corp.	12,401
Isle of Capri Casinos, Inc.	45,882
Meg Energy Corp.	62,143
NRG Energy, Inc.	135,000
Univision Communications, Inc.	13,591

Total	$349,441

Putnam VT High Yield Fund

Borrower	Unfunded Commitments

Community Health Systems, Inc.	$52,959
Fenwal Controls of Japan, LTD	157,710
Golden Nugget, Inc.	103,636
Isle of Capri Casinos, Inc.	108,235
Univision Communications, Inc.	41,946

Total	$464,486

NOTE 8
REGULATORY MATTERS AND LITIGATION

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the funds.

NOTE 9
NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

380

The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the funds’ financial statements.

381

PUTNAM VARIABLE TRUST
Federal Tax Information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the following funds hereby designated the following amounts as long-term capital gain, for its taxable year ended December 31, 2007.

Fund Name	Amount

Putnam VT Capital Appreciation Fund	$2,548,494
Putnam VT Capital Opportunities Fund	1,408,144
Putnam VT Discovery Growth Fund	2,869,203
Putnam VT Equity Income Fund	4,796,505
Putnam VT The George Putnam Fund of Boston	25,351,737
Putnam VT Growth and Income Fund	297,931,661
Putnam VT Health Sciences Fund	1,581,392
Putnam VT International Equity Fund	100,907,411
Putnam VT International Growth and Income Fund	38,637,529
Putnam VT Mid Cap Value Fund	7,946,529
Putnam VT New Value Fund	71,558,011
Putnam VT Small Cap Value Fund	90,584,582

For the year ended December 31, 2007 the following funds received interest and dividends from foreign countries and paid taxes to foreign countries in the following amounts (per share numbers, which are based on all share classes, are also included):

	Interest	Per	Foreign	Per
Fund Name	and Dividends	Share	Taxes Paid	Share

Putnam VT Global Equity Fund	$8,218,657	$0.22	$742,229	$0.02
Putnam VT International Equity Fund	30,515,915	0.48	2,932,651	0.05
Putnam VT International Growth and
Income Fund	13,161,499	0.51	1,260,643	0.05
Putnam VT International
New Opportunities Fund	6,541,465	0.47	530,793	0.04

Each fund has designated the following percentages of the fund’s ordinary income distributions as qualifying for the dividends received deduction for corporations.

Qualifying
Fund Name	%

Putnam VT American Government Income Fund	—%
Putnam VT Capital Appreciation Fund	58.04
Putnam VT Capital Opportunities Fund	87.97
Putnam VT Discovery Growth Fund	72.95
Putnam VT Diversified Income Fund	0.03
Putnam VT Equity Income Fund	64.78
Putnam VT The George Putnam Fund of Boston	25.20
Putnam VT Global Asset Allocation Fund	23.04
Putnam VT Global Equity Fund	41.93
Putnam VT Growth and Income Fund	41.12
Putnam VT Growth Opportunities Fund	—
Putnam VT Health Sciences Fund	—
Putnam VT High Yield Fund	1.42
Putnam VT Income Fund	—
Putnam VT International Equity Fund	—
Putnam VT International Growth and Income Fund	—
Putnam VT International New Opportunities Fund	—
Putnam VT Investors Fund	100.00

382

PUTNAM VARIABLE TRUST
Federal Tax Information (Continued)
(Unaudited)

Qualifying
Fund Name	%

Putnam VT Mid Cap Value Fund	21.90%
Putnam VT Money Market Fund	—
Putnam VT New Opportunities Fund	100.00
Putnam VT New Value Fund	53.89
Putnam VT OTC & Emerging Growth Fund	—
Putnam VT Research Fund	100.00
Putnam VT Small Cap Value Fund	85.57
Putnam VT Utilities Growth and Income Fund	100.00
Putnam VT Vista Fund	—
Putnam VT Voyager Fund	100.00

383

PUTNAM VARIABLE TRUST
Shareholder Meeting Results
(Unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between each fund and Putnam Investment Management, LLC was approved as follows:

Fund Name	Votes for	Votes against	Abstentions

Putnam VT American Government Income Fund	11,515,824	384,613	799,415
Putnam VT Capital Appreciation Fund	4,897,427	172,312	162,494
Putnam VT Capital Opportunities Fund	2,069,005	87,582	64,049
Putnam VT Discovery Growth Fund	4,761,993	220,866	199,149
Putnam VT Diversified Income Fund	48,872,043	1,439,397	2,331,969
Putnam VT Equity Income Fund	11,851,236	340,816	414,767
Putnam VT The George Putnam Fund of Boston	43,977,301	1,613,563	2,097,004
Putnam VT Global Asset Allocation Fund	22,106,210	649,803	846,331
Putnam VT Global Equity Fund	39,164,474	1,680,360	1,869,477
Putnam VT Growth and Income Fund	121,999,366	4,857,505	5,545,814
Putnam VT Growth Opportunities Fund	8,660,122	388,807	299,322
Putnam VT Health Sciences Fund	16,911,908	697,342	695,474
Putnam VT High Yield Fund	63,682,960	3,589,468	2,671,851
Putnam VT Income Fund	52,255,826	1,777,715	2,316,089
Putnam VT International Equity Fund	53,349,091	1,991,534	2,200,466
Putnam VT International Growth and Income Fund	21,090,307	671,333	974,745
Putnam VT International New Opportunities Fund	14,003,437	614,204	742,199
Putnam VT Investors Fund	36,408,094	1,366,182	1,524,246
Putnam VT Mid Cap Value Fund	4,773,079	182,830	199,947
Putnam VT Money Market Fund	358,618,161	12,382,809	16,507,742
Putnam VT New Opportunities Fund	55,548,335	2,873,530	2,463,692
Putnam VT New Value Fund	32,949,869	1,341,003	1,311,680
Putnam VT OTC & Emerging Growth Fund	9,243,401	578,497	287,364
Putnam VT Research Fund	12,154,105	458,154	469,395
Putnam VT Small Cap Value Fund	28,914,909	1,511,529	1,459,368
Putnam VT Utilities Growth and Income Fund	19,438,358	649,469	889,055
Putnam VT Vista Fund	24,804,994	1,171,147	1,068,879
Putnam VT Voyager Fund	52,970,951	2,485,741	2,365,671

All tabulations are rounded to the nearest whole number.

384

PUTNAM VARIABLE TRUST
Brokerage Commissions
December 31, 2007 (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are Putnam’s groupings of funds and these groups’ largest relationships based upon brokerage commissions for the 12 months ended December 31, 2007.

GLOBAL ASSET ALLOCATION GROUP

Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, Credit Suisse First Boston, and Lehman Brothers. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the 12 months ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America London, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JP Morgan Clearing, Morgan Stanley and Company, RBC Capital Markets, S.G. Cowen Securities, UBS Warburg, and Weeden & Company.

INTERNATIONAL GROUP

Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Deutsche Bank Securities, UBS Warburg, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the 12 months ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO, Daiwa Securities Co., Dresdner Kleinwort Wasserstein, HSBCS Inc., JP Morgan Clearing, Lehman Brothers, Macquarie, Merrill Lynch, Morgan Stanley and Company, and Sanford Bernstein & Co.

LARGE-CAP GROWTH GROUP

Putnam Growth Opportunities Fund, Putnam Voyager Fund, Putnam VT Growth Opportunities Fund, and Putnam VT Voyager Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Growth group are (in descending order) Merrill Lynch, Morgan Stanley and Company, Goldman Sachs, Sanford Bernstein & Co., and Citigroup Global Markets. Commissions paid to these firms together represented approximately 46% of the total brokerage commissions paid for the 12 months ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Jones Associates, JP Morgan Clearing, Lehman Brothers, Pipeline, RBC Capital Markets, S.G. Cowen Securities, UBS Warburg, and Wachovia Securities.

LARGE-CAP VALUE GROUP

The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund. The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Merrill Lynch, Morgan Stanley and Company, Goldman Sachs, UBS Warburg, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the 12 months ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Citigroup Global Markets, Credit Suisse First Boston, Deutsche Bank Securities, Jones Associates, Pipeline, Lehman Brothers, RBC Capital Markets, Sanford Bernstein & Co., Wachovia Securities, and Weeden & Company.

385

PUTNAM VARIABLE TRUST
Brokerage Commissions (Continued)
December 31, 2007 (Unaudited)

RESEARCH GROUP

Putnam Global Natural Resources Fund, Putnam Health Sciences Trust, Putnam Research Fund, Putnam Utilities Growth and Income Fund, Putnam VT Health Sciences Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund.

The top five firms that received brokerage commissions for trades executed for the Research group are (in descending order) UBS Warburg, Credit Suisse First Boston, Merrill Lynch, Morgan Stanley and Company, and Goldman Sachs. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the 12 months ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Cazenove Incorporated, Citigroup Global Markets, Deutsche Bank Securities, JP Morgan Clearing, Leerink Swann & Company, RBC Capital Markets, Sanford Bernstein & Co., S.G. Cowen Securities Corp., and Wachovia Securities.

U.S. CORE GROUP

Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam Tax Smart Equity Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Merrill Lynch, Morgan Stanley and Company, Goldman Sachs, Bear Stearns & Company, and UBS Warburg. Commissions paid to these firms together represented approximately 58% of the total brokerage commissions paid for the 12 months ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 27% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Citigroup Global Markets, Credit Suisse First Boston, JP Morgan Clearing, Lehman Brothers, Raymond James and Associated, RBC Capital Markets, Sanford Bernstein & Co., Wachovia Securities, and Weeden & Company.

U.S. SMALL- AND MID-CAP GROUP

Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Morgan Stanley and Company, Credit Suisse First Boston, Merrill Lynch, and RBC Capital Markets. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the 12 months ended December 31, 2007.

Commissions paid to the next 10 firms together represented approximately 40% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs, JP Morgan Clearing, Lehman Brothers, S.G. Cowen Securities Corp., UBS Warburg, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

386

PUTNAM VARIABLE TRUST
Trustees of the Putnam Funds
December 31, 2007

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Ryerson, Inc. (a metals service corporation), the Mutual Fund Directors Forum, and Advocate Health Care. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company). Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as a Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care conglomerate.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, a diversified health-care conglomerate. Prior to 2007, Mr. Darretta held several accounting and finance positions with Johnson & Johnson, including Chief Financial Officer, Executive Vice President, and Treasurer.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

387

PUTNAM VARIABLE TRUST
Trustees of the Putnam Funds (Continued)
December 31, 2007

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper products, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services) and as a Member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a Member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities, which operates New England’s largest energy delivery system. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

388

PUTNAM VARIABLE TRUST
Trustees of the Putnam Funds (Continued)
December 31, 2007

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm, and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School. Until 2006, he was a Trustee of Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens is a Director of TransCanadaPipelines, Ltd. (an energy infrastructure company). Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

389

PUTNAM VARIABLE TRUST
Trustees of the Putnam Funds (Continued)
December 31, 2007

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization) and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business and Dartmouth College Board of Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2007, there were 102 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

390

PUTNAM VARIABLE TRUST
Officers of the Putnam Funds
December 31, 2007

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Richard S. Robie, III (Born 1960)
Executive Vice President, Principal Executive Officer, Associate	Vice President
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Management and Putnam Retail Management. Prior to 2003,
Senior Vice President and Treasurer	Senior Vice President, United Asset Management Corporation
Since 2004
Francis J. McNamara, III (Born 1955)
Prior to 2004, Managing Director, Putnam Investments	Vice President and Chief Legal Officer
Since 2004
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Senior Managing Director, Putnam Investments, Putnam
Since 2002	Management and Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research & Management Company
Senior Managing Director, Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments, Putnam Management,
and Putnam Retail Management. Prior to 2004, member of Bell
Managing Director, Putnam Investments	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior
and Putnam Management	Counsel, Liberty Funds Group LLC

Susan G. Malloy (Born 1957)	Mark C. Trenchard (Born 1962)
Vice President and Assistant Treasurer	Vice President and BSA Compliance Officer
Since 2007	Since 2002
Managing Director, Putnam Investments
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President	Judith Cohen (Born 1945)
Since 2002	Vice President, Clerk and Assistant Treasurer
Since 1993
Managing Director, Putnam Investments
Wanda M. McManus (Born 1947)
James P. Pappas (Born 1953)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2005
Since 2004
Nancy E. Florek (Born 1957)
Managing Director, Putnam Investments and Putnam	Vice President, Assistant Clerk, Assistant Treasurer
Management. During 2002, Chief Operating Officer,	and Proxy Manager
Atalanta/Sosnoff Management Corporation	Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

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Putnam Variable Trust

FUND INFORMATION

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St James's Street
London, England SW1A 1LD
Not applicable to all funds.

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson Adkins Baxter, *Vice Chairman*
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges, and other matters of interest for the prospective investor.

The funds' Statement of Additional Information contains additional information about the funds' Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

BOUND PRINTED
MATTER
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT # 269

AN500-249420 2/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. (“MMC”) to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments’ Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC’s earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2007	$1,758,423	$1,953	$123,564	$8,704*
December 31, 2006	$1,592,572*	$4,825	$86,353	$42,792*

* Includes fees of $8,704 and $21,716 ($10,021 in Audit Fees and $11,695 in All Other Fees) billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2007 and December 31, 2006, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2007and December 31, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 209,851 and $360,633 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities and an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31,
2007	$ -	$ 21,129	$ -	$ -
December 31,
2006	$ -	$ 95,192	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2008